UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.           )

Filed by the Registrant  ☒                            Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☒	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

NUVEEN PREMIER MUNICIPAL OPPORTUNITY FUND, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which transaction applies:

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☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

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IMPORTANT NOTICE TO HOLDERS OF

VARIABLE RATE DEMAND PREFERRED SHARES

OF

NUVEEN PREMIUM INCOME MUNICIPAL OPPORTUNITY FUND (NPX)

AND

NUVEEN PREMIER MUNICIPAL OPPORTUNITY FUND, INC. (NIF)

(EACH, A “FUND” AND COLLECTIVELY, THE “FUNDS”)

                , 2012

Although we recommend that you read the complete Joint Proxy Statement, for your convenience, we have provided a brief overview of the issues to be voted on.

Q.	Why am I receiving this Joint Proxy Statement?

A.	You are receiving this Joint Proxy Statement in connection with the special shareholder meetings of the Funds, at which a proposal regarding the reorganization of your Fund will be considered.

Q.	What actions has each Fund’s Board of Trustees or Board of Directors (the “Board”) approved?

A.	The boards of Nuveen’s municipal closed-end funds have approved a series of mergers of municipal closed-end funds, including the reorganization of each of Nuveen Premier Municipal Opportunity Fund, Inc. (“Premier Opportunity”) and Nuveen Premium Income Municipal Opportunity Fund (“Premium Opportunity” and together with Premier Opportunity, the “Acquired Funds” and each, an “Acquired Fund”) into Nuveen AMT-Free Municipal Income Fund (the “Acquiring Fund”) (each, a “Reorganization” and together, the “Reorganizations”).

Q.	Why has each Fund’s Board recommended these proposals?

A.	Each Fund’s Board has determined that the proposed Reorganizations would be in the best interests of its respective Fund. Each Fund’s Board considered the Reorganizations as part of a broad initiative to rationalize the product offerings of Nuveen Funds and eliminate overlapping products. The Acquiring Fund and the Acquired Funds have similar investment objectives and policies and substantially similar portfolio compositions. The proposed Reorganizations are intended to result in lower operating expenses per common share (excluding costs of leverage) as a result of the larger size of the combined fund and to enhance the secondary trading market for common shares of the Funds as a result of the greater share volume of the combined fund. Although the anticipated total annual operating expenses per common share of the combined fund (including the costs of leverage) are expected to be higher for each Acquired Fund due to the increased levels of leverage in the combined fund, such leverage may produce higher returns for common shares over time to the extent that the returns obtained from investing leverage proceeds exceed the costs of leverage.

Q.	How will holders of Variable Rate Demand Preferred Shares (“VRDP Shares”) be impacted by the Reorganizations?

A.	The Acquiring Fund currently has one series of MuniFund Term Preferred Shares (“MTP Shares”) and one series of Variable Rate MuniFund Term Preferred Shares (“VMTP Shares”) outstanding, and these shares will remain outstanding following the Reorganizations. Each of the Acquired Funds currently has outstanding VRDP Shares. Upon the closing of the Reorganizations, preferred shareholders of each Acquired Fund will receive one newly issued VRDP Share of the Acquiring Fund with substantially similar terms, as of the time of exchange, for each VRDP Share of the Acquired Fund exchanged therefor. However, there are some differences between the Acquiring Fund VRDP Shares to be issued in the Reorganizations and the Funds’ VRDP Shares exchanged therefor as described in the immediately following Q and A.

As a result of the Reorganizations, preferred shareholders of the Funds will become shareholders of a combined fund with four series and three different types (i.e., MTP Shares, VMTP Shares and VRDP Shares) of preferred shares outstanding. Although all preferred shares will rank on a parity to each other as to the payment of dividends and as to distributions upon liquidation, the different series may be subject to differing provisions regarding redemptions, dividend payments, rating requirements and other matters as discussed in more detail in the Proxy Statement.

Because of the large number of MTP Shares outstanding relative to the number of VRDP Shares being issued in the Reorganizations, holders of VRDP Shares will hold substantially less voting power in the Acquiring Fund with respect to matters that are voted on by all preferred shares as a single class or by common and preferred shareholders voting together than they hold in the Acquired Funds individually.

Q.	Will the terms of the VRDP Shares to be received in the Reorganizations be substantially similar to the terms of the VRDP Shares of each Acquired Fund currently outstanding?

A.	Upon the closing of the Reorganizations, holders of VRDP Shares of an Acquired Fund will receive, in exchange for each VRDP Share held immediately prior to the Reorganizations, one VRDP Share of a new series of the Acquiring Fund having substantially similar terms, as of the time of the closing of the Reorganizations, to the Acquired Fund’s VRDP Shares exchanged therefor, including:

—	the same short-term and long-term credit rating from one or more rating agencies;

—	the same liquidation preference and final mandatory redemption date;

—	the same terms with respect to the payment of an adjustable dividend rate set weekly by a remarketing agent;

—	the same right to give notice on any business day to tender the securities for remarketing in seven days;

—	the same terms with respect to the mandatory tender for remarketing upon the occurrence of certain events; and

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—

continuing to have the benefit of an unconditional demand feature pursuant to a purchase agreement provided by the same bank acting as liquidity provider immediately prior to the closing of the Reorganizations with respect to each outstanding series of VRDP Shares.

In addition, the Agreement and Plan of Reorganization provides that each series of Acquiring Fund VRDP Shares to be issued in the Reorganizations will be rated no less than the then current rating assigned to the VRDP Shares being exchanged therefor.

However, there are some differences between the VRDP Shares to be issued in the Reorganizations and the Acquired Funds’ VRDP Shares exchanged therefor including changes to (i) resolve certain inconsistencies and ambiguities created by having multiple series of VRDP Shares and other preferred shares concurrently outstanding, (ii) provide increased flexibility and clarification regarding rating agency requirements, consistent with VRDP offerings of the Nuveen Funds since December 2010, (iii) increase flexibility to replace a liquidity provider, (iv) provide flexibility for different or modified terms in connection with a special rate period, and (v) conform asset coverage compliance dates and cure dates to the corresponding provisions of MTP Shares and VMTP Shares. A vote by a holder of an Acquired Fund’s VRDP Shares for the applicable Reorganization is effectively a vote in favor of the foregoing changes.

Q.	Do the Acquiring Fund and Acquired Funds have similar investment objectives and policies?

A.	Yes. The Acquiring Fund and Acquired Funds have similar investment objectives, policies and risks. The Acquiring Fund and Acquired Funds invest primarily in municipal securities and other related investments the income from which is exempt from regular federal income tax and, with respect to the Acquiring Fund, from the federal alternative minimum tax applicable to individuals (“AMT”). The Acquiring Fund and each Acquired Fund emphasize investments in investment-grade municipal securities. The Acquiring Fund and each Acquired Fund are diversified closed-end management investment companies, and currently engage in leverage through the issuance of preferred shares and the use of inverse floating rate securities.

Q.	What specific proposals will I be asked to vote on in connection with a proposed Reorganization?

A.	Generally, shareholders of each Acquired Fund will be asked to vote on an Agreement and Plan of Reorganization with common shareholders and preferred shareholders voting as a single class and preferred shareholders voting separately.

Q.	Will holders of VRDP Shares of the Funds receive new shares in exchange for their current shares?

A.	Yes. Upon the closing of the Reorganizations, each Acquired Fund will transfer substantially all of its assets to the Acquiring Fund in exchange for common and preferred shares of the Acquiring Fund, and the assumption by the Acquiring Fund of substantially all of the liabilities of such Acquired Fund. Each Acquired Fund will then be liquidated, dissolved and terminated in accordance with applicable law.

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Acquired Fund shareholders will become shareholders of the Acquiring Fund. Holders of VRDP Shares of each Acquired Fund will receive on a one-for-one basis newly issued VRDP Shares of the Acquiring Fund having substantially similar terms to the VRDP Shares of the Acquired Fund held immediately prior to the closing of the Reorganization.

Current shareholders of the Acquiring Fund will remain shareholders of the Acquiring Fund.

Q.	Do the Reorganizations constitute a taxable event for holders of VRDP Shares of the Funds?

A.	No. Each Reorganization is intended to qualify as a tax-free “reorganization” for federal income tax purposes. It is expected that you will recognize no gain or loss for federal income tax purposes as a direct result of a Reorganization, except that gain or loss may be recognized by preferred shareholders of Premier Opportunity who exercise dissenters’ rights of appraisal under Minnesota law. To the extent that portfolio securities are sold in connection with the Reorganizations, an Acquired Fund may realize gains or losses. Gains from such sales will be taxable to Acquired Fund preferred shareholders to the extent such amounts are required to be allocated to distributions received by Acquired Fund preferred shareholders. However, since each Acquired Fund’s current portfolio composition is substantially similar to that of the Acquiring Fund and no Acquired Fund currently holds portfolio securities subject to the AMT, it is not currently expected that any significant portfolio sales will occur solely in connection with the Reorganizations (less than 5% of the assets of each Acquired Fund).

Q.	What will happen if all the required shareholder approvals in connection with the Reorganizations are not obtained?

A.	The closing of each Reorganization is contingent upon the closing of all the Reorganizations. Because the closing of each Reorganization is contingent on each Acquired Fund and the Acquiring Fund obtaining the requisite shareholder approvals and satisfying other closing conditions, it is possible that your Fund’s Reorganization will not occur, even if shareholders of your Fund approve the Reorganization and your Fund satisfies all of its closing conditions, if the Acquiring Fund or the other Acquired Fund does not obtain the requisite shareholder approvals or satisfy its closing conditions. If all the shareholder approvals are not obtained, each Fund’s Board may take such actions as it deems in the best interests of its Fund, including conducting additional solicitations with respect to the proposals or continuing to operate the Fund as a stand-alone fund.

Q.	Will I have to pay any fees or expenses in connection with the Reorganizations?

A.

The costs of the Reorganizations (whether or not consummated) will be allocated among the Acquiring Fund and the Acquired Funds ratably based on the relative expected benefits of the Reorganizations comprised of forecasted cost savings (excluding the costs of leverage) and distribution increases, if any, to the Acquiring Fund and each Acquired Fund during the first year following the Reorganizations. Common shareholders will indirectly bear the costs of the Reorganizations. The costs of the Reorganizations are estimated to be $320,000 for the Acquiring Fund, $45,000 for Premier Opportunity and $540,000 for Premium Opportunity. Preferred shareholders are not expected to bear any costs of the Reorganizations. The Reorganizations are expected to result in cost savings (excluding the costs of leverage) over

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time for the common shareholders of the Acquiring Fund and each Acquired Fund (as common shareholders of the Acquiring Fund following the Reorganizations).

Q.	What is the timetable for the Reorganizations?

A.	If the shareholder voting and other conditions to closing are satisfied (or waived), the Reorganizations are expected to take effect on or about [ ], 2013 or as soon as practicable thereafter.

Q.	How does the Board recommend that I vote on the Reorganizations?

A.	After careful consideration, each Board has determined that the Reorganizations are in the best interests of its respective Fund and recommends that you vote FOR your Fund’s proposal(s).

General

Q.	Who do I call if I have questions?

A.	If you need any assistance, or have any questions regarding the proposal or how to vote your shares, please call Computershare Fund Services, your proxy solicitor, at (866) 300-0742 weekdays during its business hours of 9:00 a.m. to 11:00 p.m. and Saturdays 12:00 p.m. to 6:00 p.m. Eastern time. Please have your proxy materials available when you call.

Q.	How do I vote my shares?

A.	You may vote by mail, by telephone or over the Internet:

—	To vote by mail, please mark, sign, date and mail the enclosed proxy card. No postage is required if mailed in the United States.

—	To vote by telephone, please call the toll-free number located on your proxy card and follow the recorded instructions, using your proxy card as a guide.

—	To vote over the Internet, go to the Internet address provided on your proxy card and follow the instructions, using your proxy card as a guide.

Q.	Will anyone contact me?

A.	You may receive a call from Computershare Fund Services, the proxy solicitor hired by your Fund, to verify that you received your proxy materials, to answer any questions you may have about the proposals and to encourage you to vote your proxy.

We recognize the inconvenience of the proxy solicitation process and would not impose on you if we did not believe that the matters being proposed were important. Once your vote has been registered with the proxy solicitor, your name will be removed from the solicitor’s follow-up contact list.

Your vote is very important. We encourage you as a shareholder to participate in your Fund’s governance by returning your vote as soon as possible. If enough shareholders fail to cast their votes, your Fund may not be able to hold its meeting or the vote on each issue, and will be required to incur additional solicitation costs in order to obtain sufficient shareholder participation.

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            , 2012

NUVEEN PREMIER MUNICIPAL OPPORTUNITY FUND, INC. (NIF)

AND

NUVEEN PREMIUM INCOME MUNICIPAL OPPORTUNITY FUND (NPX)

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD ON [            ], 2012

To Holders of Variable Rate Demand Preferred Shares:

Notice is hereby given that a Special Meeting of Shareholders (the “Special Meeting”) of Nuveen Premier Municipal Opportunity Fund, Inc. (NIF) (“Premier Opportunity”) and Nuveen Premium Income Municipal Opportunity Fund (NPX) (“Premium Opportunity” and together with Premier Opportunity, the “Funds” and each, a “Fund”), will be held in the offices of Nuveen Investments, Inc. (“Nuveen” or “Nuveen Investments”), 333 West Wacker Drive, Chicago, Illinois 60606, on [            ], [            ], 20[        ], at 2:00 p.m., Central time, for the following purposes:

1.	Agreement and Plan of Reorganization. For the shareholders of each Fund, the common and preferred shareholders voting as a single class and the preferred shareholders voting separately, to approve the Agreement and Plan of Reorganization pursuant to which each Fund would: (i) transfer substantially all of its assets to Nuveen AMT-Free Municipal Income Fund (the “Acquiring Fund”) in exchange solely for common shares and preferred shares of the Acquiring Fund, and the Acquiring Fund’s assumption of substantially all of the liabilities of the Fund; (ii) distribute such shares of the Acquiring Fund to the common shareholders and preferred shareholders of the Fund (with cash being issued in lieu of fractional common shares); and (iii) liquidate, dissolve and terminate in accordance with applicable law.

2.	With respect to each Fund, to transact such other business as may properly come before the Special Meeting.

Together with this notice, each Fund is delivering to holders of its preferred shares a Joint Proxy Statement and to holders of its common shares a separate proxy statement/prospectus with respect to the matters outlined above. Only shareholders of record as of the close of business on [            ], 2012 are entitled to notice of and to vote at the Special Meeting and any adjournments or postponements thereof.

As described in the accompanying Joint Proxy Statement under the caption “Proposal No. 1—Information about the Reorganizations—Dissenting Shareholders’ Rights of Appraisal,” preferred shareholders of Premier Opportunity who object to the proposed reorganization of their Fund are entitled to demand payment of the “fair value” of their preferred shares under procedures set forth in the Minnesota Business Corporation Act. The relevant sections of that Act are reproduced in Appendix B to this Joint Proxy Statement.

All shareholders are cordially invited to attend the Special Meeting. In order to avoid delay and additional expense for the Funds, and to assure that your shares are represented, please vote as promptly as possible, whether or not you plan to attend the Special Meeting. You may vote by mail, by telephone or over the Internet.

—	To vote by mail, please mark, sign, date and mail the enclosed proxy card. No postage is required if mailed in the United States.

—	To vote by telephone, please call the toll-free number located on your proxy card and follow the recorded instructions, using your proxy card as a guide.

—	To vote over the Internet, go to the Internet address provided on your proxy card and follow the instructions, using your proxy card as a guide.

Kevin J. McCarthy

Vice President and Secretary

The Nuveen Funds

NUVEEN FUNDS

333 WEST WACKER DRIVE

CHICAGO, ILLINOIS 60606

(800) 257-8787

JOINT PROXY STATEMENT

FOR

HOLDERS OF VARIABLE RATE DEMAND PREFERRED SHARES

OF

NUVEEN PREMIER MUNICIPAL OPPORTUNITY FUND, INC. (NIF)

AND

NUVEEN PREMIUM INCOME MUNICIPAL OPPORTUNITY FUND (NPX)

(EACH, A “FUND” AND COLLECTIVELY, THE “FUNDS”)

                , 2012

This Joint Proxy Statement is being furnished to the holders of Variable Rate Demand Preferred Shares (“VRDP Shares”) of Nuveen Premier Municipal Opportunity Fund, Inc. (NIF) (“Premier Opportunity”) and Nuveen Premium Income Municipal Opportunity Fund (NPX) (“Premium Opportunity”), each a closed-end management investment company, in connection with the solicitation of proxies by each Fund’s Board of Trustees or Board of Directors (each, a “Board” and each Trustee or Director, a “Board Member”) for use at a Special Meeting of Shareholders of each Fund to be held in the offices of Nuveen Investments, Inc. (“Nuveen” or “Nuveen Investments”), 333 West Wacker Drive, Chicago, Illinois 60606, on [            ], at [    ]:00 p.m., Central time, and at any and all adjournments or postponements thereof (each, a “Special Meeting” and collectively, the “Special Meetings”) to consider the proposal listed below and discussed in greater detail elsewhere in this Joint Proxy Statement. Premier Opportunity is organized as a Minnesota corporation. Premium Opportunity is organized as a Massachusetts business trust. The enclosed proxy and this Joint Proxy Statement are first being sent to holders of VRDP Shares of the Funds on or about [            .] Shareholders of record of the Funds as of the close of business on [            ] are entitled to notice of, and to vote at, the Special Meeting and any and all adjournments or postponements thereof.

This Joint Proxy Statement explains concisely what you should know before voting on the proposals described in this Joint Proxy Statement or investing in the Acquiring Fund (as defined in the attached notice). Please read it carefully and keep it for future reference.

On the matters coming before each Special Meeting as to which a choice has been specified by shareholders on the accompanying proxy card, the shares will be voted accordingly where such proxy card is properly executed, timely received and not properly revoked (pursuant to the instructions below). If a proxy is returned and no choice is specified, the shares will be voted FOR the proposal. Shareholders of a Fund who execute proxies may revoke them at any time before they are voted by filing with that Fund a written notice of revocation, by delivering a duly executed proxy bearing a later date, or by attending the Special Meeting and voting in person. Merely attending the Special Meeting, however, will not revoke any previously submitted proxy.

The Board of each Fund has determined that the use of this Joint Proxy Statement for the Special Meetings is in the best interests of each Fund and its holders of VRDP Shares in light of the similar matters being considered and voted on by holders of VRDP Shares.

The proposal of each Fund for which the votes of the holders of the Fund’s VRDP Shares are being solicited pursuant to this Joint Proxy Statement are set forth below.

Matter		Preferred Shares
For Shareholders of Premier Opportunity,

1(a)	the common and preferred shareholders voting as a single class, to approve the Agreement and Plan of Reorganization,	X	*

1(b)	the preferred shareholders voting separately as a single class, to approve the Agreement and Plan of Reorganization.	X

For Shareholders of Premium Opportunity,

1(a)	the common and preferred shareholders voting as a single class, to approve the Agreement and Plan of Reorganization,	X	*

1(b)	the preferred shareholders voting separately as a single class, to approve the Agreement and Plan of Reorganization.	X

*	Each Fund is separately soliciting the votes of its respective common shareholders on the foregoing proposal that require common shareholders to vote together with preferred shareholders as a single class through a separate proxy statement/prospectus and not through this Joint Proxy Statement.

References herein to “your Fund,” “a Fund,” “the Fund,” “the Funds,” “Acquired Fund,” or “Acquired Funds” refer to each of or collectively, as applicable, Premier Opportunity and Premium Opportunity. The “Acquiring Fund” is Nuveen AMT-Free Municipal Income Fund. Unless the context indicates otherwise, references to “a fund,” “the fund” or “the funds” mean each of or collectively, as applicable, the Acquiring Fund and the Acquired Funds.

A quorum of shareholders is required to take action at each Special Meeting. A majority of the shares entitled to vote at each Special Meeting, represented in person or by proxy, will constitute a quorum of shareholders at that Special Meeting. Votes cast by proxy or in person at each Special Meeting will be tabulated by the inspectors of election appointed for that Special Meeting. The inspectors of election will determine whether or not a quorum is present at the Special Meeting. The inspectors of election will treat abstentions and “broker non-votes” (i.e., shares held by brokers or nominees, typically in “street name,” as to which (i) instructions have not been received from the beneficial owners or persons entitled to vote and (ii) the broker or nominee does not have discretionary voting power on a particular matter) as present for purposes of determining a quorum.

Those persons who were shareholders of record at the close of business on [            ] will be entitled to one vote for each share held and, with respect to holders of common shares, a proportionate fractional vote for each fractional common share held.

As of [            ], the shares of the Acquiring Fund and each Acquired Fund issued and outstanding were as follows:

Fund Ticker Symbol*	Common Shares	VRDP Shares	VMTP Shares	MTP Shares
Acquiring Fund (NEA)		—	676	8,300,000
Premier Opportunity (NIF)		1,309	—	—
Premium Opportunity (NPX)		2,190	—	—

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*	The common shares of Premier Opportunity and Premium Opportunity are listed on the New York Stock Exchange (“NYSE”). The common shares of the Acquiring Fund are listed on the NYSE MKT. Upon the closing of the reorganizations, it is expected that the common shares of the Acquiring Fund will be listed on the NYSE MKT. MTP Shares of the Acquiring Fund are listed on the NYSE under the ticker symbol NEA PrC. The VRDP Shares of Premier Opportunity and Premium Opportunity and the VMTP Shares of the Acquiring Fund are not listed on any exchange.

The proposed reorganizations seek to combine three funds that have similar investment objectives, policies and risks to achieve certain economies of scale and other operational efficiencies for the funds (each, a “Reorganization” and together, the “Reorganizations”). The Agreement and Plan of Reorganization by and among each Acquired Fund and the Acquiring Fund (the “Agreement”) provides for: (i) the Acquiring Fund’s acquisition of substantially all of the assets of each Acquired Fund in exchange for newly issued common shares of the Acquiring Fund, par value $0.01 per share, and newly issued VRDP Shares of the Acquiring Fund, with a par value of $0.01 per share and a liquidation preference of $100,000 per share, and the Acquiring Fund’s assumption of substantially all of the liabilities of each Acquired Fund, and (ii) the distribution of the Acquiring Fund common shares and Acquiring Fund VRDP Shares received by each Acquired Fund to its common and preferred shareholders, respectively, as part of the liquidation, dissolution and termination of each Acquired Fund in accordance with applicable law. The aggregate net asset value of Acquiring Fund common shares received by each Acquired Fund in a Reorganization will equal, as of the Valuation Time (as such term is defined on page [            ]), the aggregate net asset value of Acquired Fund common shares held by shareholders of such Acquired Fund. Prior to the closing of the Reorganizations, the net asset value of each Acquired Fund and Acquiring Fund will be reduced by the costs of the Reorganization borne by such Fund. No fractional Acquiring Fund common shares will be issued to an Acquired Fund’s shareholders in connection with the Reorganizations and, in lieu of such fractional shares, an Acquired Fund’s shareholders will receive cash in an amount equal to the value received for such shares in the open market, which may be higher or lower than net asset value. VRDP shareholders of each Acquired Fund will receive the same number of Acquiring Fund VRDP Shares having substantially similar terms as the outstanding VRDP Shares of the Acquired Fund held by such preferred shareholders immediately prior to the closing of the Reorganizations. The aggregate liquidation preference of the Acquiring Fund VRDP Shares received in the Reorganizations will equal the aggregate liquidation preference of the corresponding Acquired Fund VRDP Shares held immediately prior to the Reorganizations.

All preferred shares of the Acquiring Fund, including the preferred shares to be issued in connection with the Reorganizations and the Acquiring Fund’s existing outstanding preferred shares will rank on a parity to each other as to the payment of dividends and as to the distribution of assets in the event of the Acquiring Fund’s liquidation. In addition, the preferred shares of the Acquiring Fund, including preferred shares of the Acquiring Fund to be issued in connection with the Reorganizations, will be senior in priority to the Acquiring Fund’s common shares as to the payment of dividends and as to the distribution of assets in the event of the Acquiring Fund’s liquidation. The Acquiring Fund will continue to operate after the Reorganizations as a registered closed-end management investment company with the investment objectives and policies described in this Joint Proxy Statement.

With respect to each Reorganization, the Reorganization is required to be approved by the affirmative vote of the holders of a majority of the outstanding shares of each Acquired Fund’s common shares and preferred shares and by the affirmative vote of a majority of each Acquired Fund’s outstanding preferred shares, voting separately as a single class. Similarly, each Reorganization must

iii

be approved by the affirmative vote of a majority of the Acquiring Fund’s outstanding preferred shares, voting separately as a single class. In addition, Acquiring Fund shareholders must approve the issuance of additional Acquiring Fund common shares.

The closing of each Reorganization is contingent on the closing of all the Reorganizations. In order for the Reorganizations to occur, the Acquiring Fund and each Acquired Fund must obtain the requisite shareholder approvals as well as certain consents, confirmations and/or waivers from various third parties, including liquidity providers and rating agencies with respect to preferred shares. Because the closing of the Reorganizations is contingent on all of the Acquired Funds and the Acquiring Fund obtaining the requisite shareholder approvals and satisfying (or obtaining the waiver of) other closing conditions, it is possible that your Fund’s Reorganization will not occur, even if shareholders of your Fund approve the Reorganization and your Fund satisfies all of its closing conditions. The VRDP Shares and VMTP Shares were issued on a private placement basis to one or a small number of institutional holders. To the extent that one or more preferred shareholders of an Acquired Fund own, hold or control, individually or in the aggregate, all or a significant portion of an Acquired Fund’s and Acquiring Fund’s outstanding preferred shares, one or more shareholder approvals required for a Reorganization may turn on the exercise of voting rights by such particular shareholder(s) and its or their determination as to the favorable view of such proposal with respect or its or their interests. The Acquired Funds exercise no influence or control over the determinations of such shareholders with respect to the proposal; there is no guarantee that such shareholder(s) will approve the proposals over which they may exercise effective disposition power. If the requisite shareholder approvals are not obtained, each fund’s Board may take such actions as it deems in the best interest of such fund, including conducting additional solicitations with respect to the proposals or continuing to operate the fund as a stand-alone fund.

This Joint Proxy Statement concisely sets forth the information shareholders of the Funds should know before voting on the proposals. Shareholders should read it carefully and retain it for future reference.

The following documents have been filed with the SEC and are incorporated into this Joint Proxy Statement by reference:

(i)	the audited financial statements and related independent registered public accounting firm’s report for the Acquiring Fund contained in the Acquiring Fund’s Annual Report for the fiscal year ended October 31, 2011;

(ii)	the audited financial statements and related independent registered public accounting firm’s report for each Fund contained in the Fund’s Annual Report for the fiscal year ended October 31, 2011;

(iii)	the unaudited financial statements for the Acquiring Fund contained in the Acquiring Fund’s Semi-Annual Report for the fiscal period ended April 30, 2012; and

(iv)	the unaudited financial statements for each Fund contained in the Fund’s Semi-Annual Report for the fiscal period ended April 30, 2012.

No other parts of the Acquiring Fund’s and the Funds’ Annual or Semi-Annual Reports are incorporated by reference herein.

Copies of the foregoing may be obtained without charge by calling (800) 257-8787 or writing the Funds at 333 West Wacker Drive, Chicago, Illinois 60606. In addition, the Acquiring Fund will

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furnish, without charge, a copy of its most recent Annual Report or Semi-Annual Report to a shareholder upon request. Any such request should be directed to the Acquiring Fund by calling (800) 257-8787 or by writing the Acquiring Fund at 333 West Wacker Drive, Chicago, Illinois 60606.

The funds are subject to the informational requirements of the Securities Exchange Act of 1934, as amended (the “1934 Act”), and the Investment Company Act of 1940, as amended (the “1940 Act”), and in accordance therewith file reports and other information with the SEC. Reports, proxy statements, registration statements and other information filed by the funds may be inspected without charge and copied (for a duplication fee at prescribed rates) at the SEC’s public reference room at 100 F Street, N.E., Washington, D.C. 20549 or at the SEC’s New York Regional Office (3 World Financial Center, Suite 400, New York, New York 10281) or Chicago Regional Office (175 W. Jackson Boulevard, Suite 900, Chicago, Illinois 60604). You may call the SEC at (202) 551-8090 for information about the operation of the public reference room. You may obtain copies of this information, with payment of a duplication fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Branch, Office of Consumer Affairs and Information Services, Securities and Exchange Commission, Washington, D.C. 20549. You may also access reports and other information about the funds on the EDGAR database on the SEC’s Internet site at http://www.sec.gov.

The common shares of the Acquiring Fund are listed on the NYSE MKT, and the common shares of Premier Opportunity and Premium Opportunity are listed on the NYSE. The MTP Shares of the Acquiring Fund are listed on the NYSE, and the VMTP Shares of the Acquiring Fund are not listed on any exchange. Reports, proxy statements and other information concerning the funds can be inspected at the offices of the NYSE and NYSE MKT, 11 Wall Street, New York, New York 10005.

The issuance of the VRDP Shares in connection with the Reorganizations has not been registered under the Securities Act of 1933, as amended (the “Securities Act”), any state securities laws, and unless so registered, may not be offered, sold, assigned, transferred, pledged, encumbered or otherwise disposed of except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act and applicable state securities laws. Accordingly, the VRDP Shares to be issued in the Reorganizations are being offered and sold only to holders of VRDP Shares of the Funds that are “qualified institutional buyers” (as defined in Rule 144A under the Securities Act) in accordance with the exemption from the registration requirements of the Securities Act provided by Section 4(a)(2) of the Securities Act and are subject to restrictions on transfer. See the Confidential Information Memorandum (the “Memorandum”) attached as Appendix C to this Joint Proxy Statement.

v

JOINT PROXY STATEMENT

            , 2012

NUVEEN PREMIER MUNICIPAL OPPORTUNITY FUND, INC. (NIF)

AND

NUVEEN PREMIUM INCOME MUNICIPAL OPPORTUNITY FUND (NPX)

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(continued)

vii

PROPOSAL NO. 1—REORGANIZATION OF EACH FUND INTO THE ACQUIRING FUND

A.	SYNOPSIS

The following is a summary of certain information contained elsewhere in this Joint Proxy Statement with respect to the proposed Reorganizations and is qualified in its entirety by reference to the more complete information contained in this Joint Proxy Statement and the appendices thereto. Shareholders should read the entire Joint Proxy Statement carefully. Certain capitalized terms used but not defined in this summary are defined elsewhere in this Joint Proxy Statement.

Background and Reasons for the Reorganizations

The Board of Nuveen’s municipal closed-end funds has approved a series of mergers of municipal closed-end funds, including the reorganization of each of the Acquired Funds into the Acquiring Fund. Each Board has determined that the Reorganization proposed for its Fund would be in the best interests of such Fund. The Acquiring Fund and the Acquired Funds have similar investment objectives and policies, and substantially similar portfolio compositions. The proposed Reorganizations are intended to enhance the secondary trading market for common shares of the Funds and to result in lower operating expenses per common share (excluding the costs of leverage) as a result of the larger size of the combined fund. Although the anticipated total annual operating expenses per common share of the combined fund is expected to be higher for each Acquired Fund due to the increased levels of leverage in the combined fund, such leverage may produce higher returns for common shares over time. In order for the Reorganizations to occur, each Fund must obtain the requisite shareholder approvals as well as certain consents, confirmations and/or waivers from various third parties, including liquidity providers and rating agencies with respect to outstanding preferred shares. Because the closing of the Reorganizations is contingent on all of the Acquired Funds and the Acquiring Fund satisfying (or obtaining the waiver of) their respective closing conditions, it is possible that your Fund’s Reorganization will not occur, even if shareholders of your Fund approve the Reorganization and your Fund satisfies all of its closing conditions. If the requisite shareholder approvals are not obtained, each Fund’s Board may take such actions as it deems in the best interest of the Fund including conducting additional solicitations with respect to the proposals or continuing to operate the Fund as a stand-alone fund. For a fuller discussion of the Boards’ considerations regarding the approval of the Reorganizations, see “Proposal No. 1—Information About the Reorganizations—Reasons for the Reorganizations.”

Material Federal Income Tax Consequences of the Reorganizations

As a condition to closing, the funds will receive an opinion of Vedder Price P.C., subject to certain representations, assumptions and conditions, substantially to the effect that each proposed Reorganization will qualify as a tax-free reorganization under Section 368(a) of the Internal Revenue Code of 1986, as amended (the “Code”). In addition, Sidley Austin LLP, as special tax counsel to the Acquiring Fund, will deliver an opinion to the Acquiring Fund, subject to certain representations, assumptions and conditions, substantially to the effect that the VRDP Shares received in the Reorganizations by holders of VRDP Shares of the Acquired Funds will qualify as equity in the Acquiring Fund for federal income tax purposes. Accordingly, it is expected that no Acquired Fund will recognize gain or loss for federal income tax purposes as a direct result of the Reorganizations. It is also expected that holders of VRDP Shares of each Fund who receive VRDP Shares of the Acquiring Fund pursuant to a Reorganization will recognize no gain or loss for federal income tax purposes. However, gain or loss may be recognized by a shareholder who exercises dissenter’s rights of appraisal under Minnesota law. To the extent that an Acquired Fund’s portfolio securities are sold in connection with a Reorganization, such Acquired Fund may realize gains or losses. Gains from such sales will be taxable to holders of VRDP Shares of the Fund to the extent such amounts are required to be allocated to distributions received by holders of VRDP Shares of the Fund. However, since each Acquired Fund’s current portfolio composition is substantially similar to that of the Acquiring Fund and neither Acquired Fund holds portfolio securities subject to the federal alternative minimum tax applicable to individuals (“AMT”), it is not currently expected that any significant portfolio sales will occur solely in connection with the Reorganizations (less than 5% of the assets of each Acquired Fund).

Comparison of the Acquiring Fund and the Acquired Funds

General.    Set forth below is certain comparative information about the organization, capitalization and operation of the Acquiring Fund and each Acquired Fund.

The Acquiring Fund and each Acquired Fund are closed-end management investment companies. Each fund is a diversified management investment company. The common shares of the Acquiring Fund are listed and trade on the NYSE MKT. The common shares of Premier Opportunity and Premium Opportunity are listed and trade on the NYSE. The Acquiring Fund and Premium Opportunity were organized on July 29, 2002 and May 26, 1993, respectively, as business trusts under the laws of the Commonwealth of Massachusetts. Premier Opportunity was organized on October 31, 1991 as a corporation under the laws of the State of Minnesota. The common shares of each fund have equal voting rights and equal rights with respect to the payment of dividends and the distribution of assets upon liquidation and have no preemptive, conversion or exchange rights or rights to cumulative voting.

CAPITALIZATION—PREFERRED SHARES
Fund	Authorized Preferred Shares		Type of Preferred	Shares Outstanding(1)		Par Value Per Share		Liquidation Preference Per Share		Final Mandatory Redemption Date	Exchange on which Preferred Shares are Listed
Acquiring Fund	[Unlimited	]	MTP	[8,300,000	]	[$0.01	]	[$10.00	]	[May 1, 2015]	NYSE
	[	]	VMTP	[676	]	[	]	[$100,000	]	[August 1, 2014]	None
Premium Opportunity	[1,000,000	]	VRDP	2,190		[$0.01	]	$100,000		June 1, 2040	None
Premier Opportunity	1,000,000		VRDP	1,309		$0.01		$100,000		December 1, 2040	None

*	Upon the closing of the Reorganizations, it is expected that the common shares of the Acquiring Fund will be listed on the NYSE MKT.
(1)	As of [ ], 2012.

Preferred shares of the Acquiring Fund, including preferred shares to be issued in connection with the Reorganizations and outstanding Acquiring Fund preferred shares, will rank on parity with each other, as to the payment of dividends and the distribution of assets in the event of the Acquiring Fund’s liquidation. In addition, preferred shares of the Acquiring Fund will have priority in all respects to the Acquiring Fund’s common shares as to the payment of dividends and the distribution of assets upon liquidation. The Acquiring Fund VRDP Shares to be issued to the Acquired Funds pursuant to the

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Reorganizations will have rights and preferences, including liquidation preferences, that are substantially similar, as of the closing of the Reorganizations, to those of the outstanding Acquired Fund VRDP Shares for which they are exchanged.

Investment Objectives and Policies.    The Acquired Funds and Acquiring Fund have similar investment objectives and policies. The Acquiring Fund’s investment objectives are to provide current income exempt from regular federal income tax and the federal alternative minimum tax applicable to individuals (“AMT”) and to enhance portfolio value relative to the municipal bond market by investing in tax-exempt municipal bonds that the fund’s investment adviser, Nuveen Fund Advisors, Inc. (“Nuveen Fund Advisors” or the “Adviser”), believes are underrated or undervalued or that represent municipal market sectors that are undervalued.

Premier Opportunity and Premium Opportunity have identical investment objectives, which are to provide current income exempt from regular federal income tax and to enhance portfolio value relative to the municipal bond market by investing in tax-exempt municipal bonds that the Adviser believes are underrated or undervalued or that represent municipal market sectors that are undervalued.

Under normal circumstances, the Acquiring Fund will invest at least 80% of its net assets, including assets attributable to any principal amount of any borrowings (including the issuance of commercial paper or notes) or any preferred shares outstanding (“Managed Assets”), in portfolio securities that pay interest exempt from regular federal income tax and from the AMT. Under normal circumstances, each Acquired Fund will invest at least 80% of its Managed Assets in a portfolio of securities that pay interest exempt from regular federal income tax. The Acquired Funds do not have any policy regarding investments in securities subject to the federal AMT, and may have substantial holdings of securities subject to such tax. The Acquiring Fund’s policy of investing in bonds that are exempt from the AMT may prevent the Acquiring Fund from investing in certain kinds of bonds that are held by, or are eligible investments for, the Acquired Funds.

Under normal circumstances, each fund invests at least 80% of its Managed Assets in investment grade securities that, at the time of investment, are rated within the four highest grades (Baa or BBB or better) by at least one nationally recognized statistical rating organization (“NRSRO”) or are unrated but judged to be of comparable quality by the Adviser. Each fund may invest up to 20% of its Managed Assets in municipal securities that at the time of investment are rated below investment grade or are unrated but judged to be of comparable quality by the Adviser. No more than 10% of each fund’s Managed Assets may be invested in municipal securities rated below B3/B- or that are unrated but judged to be of comparable quality by the Adviser.

If a municipal security satisfies the ratings requirements described above at the time of purchase, a fund will not be required to dispose of the security upon a downgrade.

Each fund may enter into certain derivative instruments in pursuit of its investment objectives. Such instruments include financial futures contracts, swap contracts (including credit default swaps and interest rate swaps), options on financial futures, options on swap contracts, or other derivative instruments. A fund may not enter into a futures contract or related options or forward contracts if more than 30% of the fund’s net assets would be represented by futures contracts or more than 5% of the fund’s net assets would be committed to initial margin deposits and premiums on future contracts or related options.

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Each Fund may invest in inverse floating rate securities. The Acquiring Fund may invest up to 15% of its net assets in inverse floating rate securities, while each Acquired Fund may invest up to 15% of its Managed Assets in inverse floating rate securities. Inverse floating rate securities offer the opportunity for higher income than the underlying bond, but will subject the fund to the risk of lower or even no income if short-term interest rates rise sufficiently. By investing in an inverse floating rate security rather than directly in the underlying bond, the fund will experience a greater increase in its common share net asset value if the underlying municipal bond increases in value, but will also experience a correspondingly larger decline in its common share net asset value if the underlying bond declines in value.

Each Fund may borrow money for the repurchase of its shares or for temporary or emergency purposes, such as for the payment of dividends or the settlement of portfolio transactions.

Credit Quality.    A comparison of the credit quality of the respective portfolios of the Acquiring Fund and the Acquired Funds, as of April 30, 2012, is set forth in the table below.

Credit Rating(1)	Acquiring Fund	Premier Opportunity	Premium Opportunity		Combined Fund Pro Forma(2)
Aaa/AAA	31%	28%	22%		26%
Aa/AA	30%	46%	48%		42%
A/A	28%	15%	22%		22%
Baa/BBB	7%	9%	8%		8%
Ba/BB or Lower	2%	1%	—	%(3)	1%
Unrated	2%	1%	—	%(3)	1%

TOTAL	100%	100%	100%		100%

(1)	Prior to January 2, 2012, each fund had a policy of investing, under normal circumstances, at least 80% of its Managed Assets in municipal securities covered by insurance guaranteeing the timely payment of interest and principal. Each fund also had a policy of investing in municipal securities rated at least investment grade. The portfolio composition of the funds may vary over time as a result of the new policies of the Fund.
(2)	Reflects the effect of the Reorganizations.
(3)	Rounds to less than 1%.

Leverage.    Each fund may utilize the following forms of leverage: (a) portfolio investments that have the economic effect of leverage, including but not limited to investments in futures, options and inverse floating rate securities, and (b) the issuance of preferred shares. Each fund currently engages in leverage through the issuance of preferred shares and the use of inverse floaters. Certain important ratios related to each fund’s use of leverage for the last three fiscal years for which financial statements are available are set forth below:

Acquiring Fund	2011	2010	2009
Asset Coverage Ratio	317.07%	321.50%	315.52%
Regulatory Leverage Ratio(1)	31.54%	31.10%	31.69%
Effective Leverage Ratio(2)	37.91%	37.45%	38.16%

Premier Opportunity	2011	2010	2009
Asset Coverage Ratio	319.30%	324.41%	314.65%
Regulatory Leverage Ratio(1)	31.32%	30.82%	31.78%
Effective Leverage Ratio(2)	38.57%	38.51%	37.72%

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Premium Opportunity	2011	2010	2009
Asset Coverage Ratio	330.94%	330.75%	321.04%
Regulatory Leverage Ratio(1)	30.22%	30.23%	31.15%
Effective Leverage Ratio(2)	36.96%	36.98%	37.71%

(1)	Regulatory leverage consists of preferred shares or debt issued by the fund. Both of these are part of a fund’s capital structure. Regulatory leverage is sometimes referred to as “1940 Act Leverage” and is subject to asset coverage limits set forth in the 1940 Act.
(2)	Effective leverage is a fund’s effective economic leverage, and includes both regulatory leverage and the leverage effects of certain derivative investments in the fund’s portfolio. Currently, the leverage effects of Tender Option Bond (TOB) inverse floater holdings, in addition to any regulatory leverage, are included in effective leverage ratios.

Board Members and Officers.    The funds have the same Board Members and officers. The management of each fund, including general supervision of the duties performed by the Adviser under an investment management agreement between the Adviser and each fund (an “Investment Management Agreement”), is the responsibility of its Board. Each fund currently has ten (10) trustees or directors, one (1) of whom is an “interested person” (as defined in the 1940 Act) and nine (9) of whom are not interested persons (the “independent directors/trustees”).

While the funds have the same Board Members, the Acquiring Fund and Premium Opportunity (the “Massachusetts Funds”) have a board structure that is different from the structure for Premier Opportunity (the “Minnesota Fund”). All members of the Board of Directors of the Minnesota Fund stand for election each year. In contrast to the Minnesota Fund’s board structure, and pursuant to the Massachusetts Funds’ by-laws, the Board of Trustees of each Massachusetts Fund is divided into three classes (Class I, Class II and Class III) with staggered multi-year terms, such that only the members of one of the three classes stand for election each year. The staggered Board structure could delay for up to two years the election of a majority of the Board.

Investment Adviser.    The Adviser, Nuveen Fund Advisors, is the investment adviser to each fund and is responsible for investing each fund’s assets. The Adviser oversees the management of each fund’s portfolio, manages each fund’s business affairs and provides certain clerical, bookkeeping and other administrative services. Nuveen Fund Advisors is located at 333 West Wacker Drive, Chicago, Illinois 60606.

The Adviser, a registered investment adviser, is a wholly-owned subsidiary of Nuveen Investments. Founded in 1898, Nuveen Investments and its affiliates had approximately $212 billion of assets under management as of June 30, 2012. On November 13, 2007, Nuveen Investments was acquired by investors led by Madison Dearborn Partners, LLC (the “MDP Acquisition”).

Nuveen Fund Advisors has selected its affiliate, Nuveen Asset Management, LLC (“Nuveen Asset Management” or the “Sub-Adviser”), located at 333 West Wacker Drive, Chicago, IL 60606, to serve as a sub-adviser to each of the funds. Nuveen Asset Management manages the investment of the funds’ assets on a discretionary basis, subject to the supervision of Nuveen Fund Advisors. Nuveen Asset Management is a wholly-owned subsidiary of Nuveen Fund Advisors and was appointed as Sub-Adviser effective in January 2011 as part of an internal restructuring of the Adviser.

Each fund is dependent upon services and resources provided by its Adviser, and therefore the Adviser’s parent, Nuveen Investments. Nuveen Investments significantly increased its level of debt in

5

connection with the MDP Acquisition. While Nuveen Investments believes that monies generated from operations and cash on hand will be adequate to fund debt service requirements, capital expenditures and working capital requirements for the foreseeable future, there can be no assurance that Nuveen Investments’ business will generate sufficient cash flow from operations or that future borrowings will be available in an amount sufficient to enable Nuveen Investments to pay its indebtedness (with scheduled maturities beginning in 2014) or to fund its other liquidity needs. Nuveen Investments believes that potential adverse changes to its overall financial position and business operations would not adversely affect its or its affiliate’s portfolio management operations and would not otherwise adversely affect its ability to fulfill its obligations to the funds under the investment management agreements.

Pursuant to each Investment Management Agreement, each fund’s management fee consists of two components—a complex-level component, based on the aggregate amount of all eligible fund assets managed by Nuveen Fund Advisors, and a fund-level component, based only on the amount of managed assets within such fund. The pricing structure enables the funds’ shareholders to benefit from growth in assets within each individual fund as well as from growth of complex-wide assets managed by Nuveen Fund Advisors.

The annual fund-level fee for each fund, payable monthly, is calculated according to the following schedules:

Management Fee Schedule for the Acquiring Fund

Average Daily Managed Assets*	Fund-Level Fee Rate
For the first $125 million	0.4500%
For the next $125 million	0.4375%
For the next $250 million	0.4250%
For the next $500 million	0.4125%
For the next $1 billion	0.4000%
For $2 billion and over	0.3750%

Management Fee Schedule for Premier Opportunity and Premium Opportunity

Average Daily Managed Assets*	Fund-Level Fee Rate
For the first $125 million	0.4500%
For the next $125 million	0.4375%
For the next $250 million	0.4250%
For the next $500 million	0.4125%
For the next $1 billion	0.4000%
For the next $3 billion	0.3875%
For $5 billion and over	0.3750%

The management fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. Each fund pays all of its other costs and expenses of its operations, including compensation of its Board Members (other than those affiliated with the Adviser), custodian, transfer agency and dividend disbursing expenses, legal fees, expenses of independent auditors, expenses of repurchasing shares, expenses of issuing any preferred shares, expenses of preparing, printing and distributing shareholder reports, notices, proxy statements and

6

reports to governmental agencies, and taxes, if any. For the services provided pursuant to an investment sub-advisory agreement, Nuveen Fund Advisors pays Nuveen Asset Management a fee, payable monthly, equal to 38.4615% of the management fee (net of applicable breakpoints, waivers and reimbursements) paid by the funds to Nuveen Fund Advisors.

Due to the increased size of the combined fund, the effective fund-level fee rate as a percentage of average daily Managed Assets for the combined fund is expected to be lower than the current effective fund-level fee rate for the Acquiring Fund and each of the Acquired Funds. Each fund also pays a complex-level fee to Nuveen Fund Advisors, which is payable monthly and is in addition to the fund-level fee. The complex-level fee is based on the aggregate daily amount of eligible assets for all Nuveen sponsored funds in the U.S., as stated in the table below. As of June 30, 2012, the complex-level fee rate was 0.1731%.

The annual complex-level fee for each fund, payable monthly, is calculated according to the following schedule:

Complex-Level Fee Rates

Complex-Level Managed Asset Breakpoint Level*	Effective Rate at Breakpoint Level
$55 billion	0.2000%
$56 billion	0.1996%
$57 billion	0.1989%
$60 billion	0.1961%
$63 billion	0.1931%
$66 billion	0.1900%
$71 billion	0.1851%
$76 billion	0.1806%
$80 billion	0.1773%
$91 billion	0.1691%
$125 billion	0.1599%
$200 billion	0.1505%
$250 billion	0.1469%
$300 billion	0.1445%

*	For the fund-level and complex-level fees, managed assets include closed-end fund assets managed by the Adviser that are attributable to financial leverage. For these purposes, financial leverage includes the funds’ use of preferred stock and borrowings and certain investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by a TOB trust that has been effectively financed by the trust’s issuance of floating rate securities, subject to an agreement by the Adviser as to certain funds to limit the amount of such assets for determining managed assets in certain circumstances. The complex-level fee is calculated based upon the aggregate daily managed assets of all Nuveen Funds that constitute “eligible assets.” Eligible assets do not include assets attributable to investments in other Nuveen Funds or assets in excess of a determined amount (originally $2 billion) added to the Nuveen Fund complex in connection with Nuveen Fund Advisors’ assumption of the management of the former First American Funds effective January 1, 2011.

A discussion of the basis for the Board’s most recent approval of each fund’s Investment Management Agreement and the Sub-Advisory Agreement will be included in the fund’s Annual Report for the period ended October 31, 2012.

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Portfolio Management.    Subject to the supervision of Nuveen Fund Advisors, Nuveen Asset Management is responsible for execution of specific investment strategies and day-to-day investment operations. Nuveen Asset Management manages the funds using a team of analysts and a portfolio manager that focuses on a specific group of funds. Paul L. Brennan, CFA, CPA, is the portfolio manager of the Acquiring Fund and Premier Opportunity. Douglas J. White, CFA, is the portfolio manager of Premium Opportunity. Douglas White has been the portfolio manager for Premium Opportunity since 2011. Paul Brennan has been the portfolio manager for the Acquiring Fund and Premier Opportunity since 2006, and Mr. Brennan will continue to manage the Acquiring Fund upon completion of the Reorganizations.

Paul Brennan is currently a portfolio manager for several national municipal open- and closed-end funds. Mr. Brennan joined Nuveen in 1997 when Nuveen acquired Flagship Financial. He earned his BS in Accountancy and Finance from Wright State University. He manages             Nuveen-sponsored investment companies, with a total of approximately $            billion under management as of             , 2012.

Douglas White joined FAF Advisors, Inc. in 1987, and he joined Nuveen on January 1, 2011 when Nuveen acquired a portion of the asset management business of FAF Advisors, Inc. Mr. White received a B.A. from Carleton College and an M.B.A. in finance from the University of Minnesota. He manages             Nuveen-sponsored investment companies, with a total of approximately $            billion under management as of             , 2012.

Comparative Expense Information

The purpose of the comparative fee table is to assist you in understanding the various costs and expenses of investing in shares of the funds. The information in the table reflects the fees and expenses for each fund’s fiscal year ended October 31, 2011, as adjusted as described in footnote 1 below, and the pro-forma expenses for the 12 months ended October 31, 2011, for the combined fund.

Comparative Fee Table(1)

	Acquiring Fund	Premier Opportunity	Premium Opportunity	Combined Fund Pro Forma(2)
Annual Expenses (as a percentage of net assets applicable to common shares)
Management Fees	0.95%	0.96%	0.94%	0.92%
Interest and Related Expenses from Inverse Floaters and Preferred Shares(3)	1.15%	0.59%	0.77%	0.84%
Other Expenses	0.11%	0.10%	0.09%	0.09%

Total Annual Expenses	2.21%	1.65%	1.80%	1.85%

(1)

“Annual Expenses (as a percentage of net assets applicable to common shares)” are based on the expenses of the Acquiring Fund and Acquired Funds for the twelve (12) months ended October 31, 2011, subject to the following adjustments. For the Acquiring Fund and Premier Opportunity, “Interest and Related Expenses from Inverse Floaters and Preferred Shares” reflects annualized interest and related expenses for preferred shares that were outstanding for less than the 12-month period. For the Acquiring Fund and Premier Opportunity, “Other Expenses” excludes expenses incurred during the 12-month period for auction fees and/or dividend disbursing agent fees associated with auction rate preferred shares that are no longer

8

outstanding. For the Acquiring Fund, fee and expense reimbursements that expired during the 12-month period are not reflected. It is important for you to understand that a decline in a fund’s average net assets applicable to common shares during the current fiscal year due to recent market volatility or other factors could cause each fund’s expense ratios for that fund’s current fiscal year to be higher than the expense information presented.
(2)	The Combined Fund Pro Forma figures assume the consummation of the Reorganizations on October 31, 2011, and reflect average net assets applicable to common shares for the Acquiring Fund and the Acquired Funds for the 12-month period ended October 31, 2011. Combined Fund Pro Forma expenses do not include the expenses to be borne by the funds in connection with the Reorganizations, which are estimated to be $320,000 (0.10%) for the Acquiring Fund, $45,000 (0.02%) for Premier Opportunity and $540,000 (0.11%) for Premium Opportunity.
(3)	“Interest and Related Expenses from Inverse Floaters and Preferred Shares” arises because accounting rules require the funds to treat interest paid by trusts issuing certain inverse floating rate investments held by the funds as having been paid (indirectly) by the funds. Because the funds also recognize corresponding amounts of interest income (also indirectly), each fund’s common share net asset value, net investment income and total return are not affected by this accounting treatment. The actual “Interest and Related Expenses from Inverse Floaters and Preferred Shares” incurred in the future may be higher or lower. Dividends paid on each fund’s currently outstanding preferred shares are recognized as interest expense for financial reporting purposes.

Comparative Performance Information

Comparative total return performance for the funds for periods ended April 30, 2012:

	Average Annual Total Return on Net Asset Value				Average Annual Total Return on Market Value
	One Year	Five Years	Ten Years	Since Inception	One Year	Five Years	Ten Years	Since Inception
Acquiring Fund(1)	14.40%	5.99%	—	6.26%	18.16%	6.06%	—	5.59%
Premier Opportunity(1)	18.97%	6.09%	6.23%	—	10.51%	6.67%	6.24%	—
Premium Opportunity(1)	21.11%	6.00%	6.18%	—	24.04%	6.84%	6.17%	—

(1)	Prior to January 2, 2012, each fund had a policy of investing at least 80% of its Managed Assets in municipal securities covered by insurance guaranteeing the timely payment of principal and interest. Each fund also had a policy of investing in securities rated at least investment grade. Performance may have differed had the current policies of the fund been in place.

Average Annual Total Return on Net Asset Value is the combination of changes in common share net asset value, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending net asset value. The actual reinvestment price for the last dividend declared in the period may often be based on the fund’s market price (and not its net asset value), and therefore may be different from the price used in the calculation. Average Annual Total Return on Market Value is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period may take place over several days, and in some instances it may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation. Total returns are not annualized. Past performance information is not necessarily indicative of future results.

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B.	RISK FACTORS

Because the funds have similar investment strategies, the principal risks of the Acquiring Fund and each Acquired Fund are similar. The principal risks of investing in the Acquiring Fund, including risks inherent in investing in VRDP Shares, are described under the caption “Risk Factors” in the Memorandum accompanying this Joint Proxy Statement as Appendix C.

C.	INFORMATION ABOUT THE REORGANIZATIONS

General

The Boards of Nuveen’s municipal closed-end funds have approved a series of mergers of municipal closed-end funds, including the Reorganizations with respect to the Acquiring Fund and each Acquired Fund. As noted above, the funds have similar investment objectives and policies and substantially similar portfolio compositions. With respect to the proposed Reorganizations, it is intended that the combination of the funds will enhance the secondary trading market for common shares of the funds as a result of the larger common share float of the combined fund and will result in lower operating expenses per common share (excluding the cost of leverage) as a result of the increased size of the combined fund. The closing of each Reorganization is contingent upon the closing of all of the the Reorganizations. In order for the Reorganizations to occur, each fund must obtain the requisite shareholder approvals as well as certain consents, confirmations and/or waivers from various third parties, such as liquidity providers and rating agencies, in connection with its outstanding preferred shares. Because the closing of the Reorganizations is contingent on all of the funds obtaining the requisite shareholder approvals and satisfying (or obtaining the waiver of) their closing conditions, it is possible that your Fund’s Reorganization will not occur, even if shareholders of your Fund approve the Reorganization and your Fund satisfies all of its closing conditions. If the Reorganizations are not consummated, the Board of each fund may take such actions as it deems in the best interests of its fund, including conducting additional solicitations with respect to the proposals or continuing to operate the fund as a stand-alone fund.

Terms of the Reorganizations

General.    With respect to the Reorganizations, the Agreement and Plan of Reorganization by and among each Acquired Fund and the Acquiring Fund (the “Agreement”) provides for: (i) the Acquiring Fund’s acquisition of substantially all of the assets of each Acquired Fund in exchange for newly issued common shares of the Acquiring Fund, par value $0.01 per share, and newly issued VRDP Shares of the Acquiring Fund, with a par value of $0.01 per share and a liquidation preference of $100,000 per share, and the Acquiring Fund’s assumption of substantially all of the liabilities of each Acquired Fund; and (ii) the distribution of the Acquiring Fund common shares and Acquiring Fund preferred shares received by each Acquired Fund to its common and preferred shareholders, respectively, as part of the liquidation, dissolution and termination of each Acquired Fund in accordance with applicable law. Preferred shareholders of each Fund will receive the same number of Acquiring Fund VRDP Shares as such shareholders held in the Acquired Fund immediately prior to the Reorganizations, having substantially similar terms as the outstanding preferred shares of the Fund held by such preferred shareholders immediately prior to the Reorganizations. The aggregate liquidation preference of the Acquiring Fund preferred shares received in each Reorganization will equal the aggregate liquidation preference of the preferred shares of the corresponding Acquired Fund held immediately prior to the Reorganization. Preferred shares issued by the Acquiring Fund in

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connection with the Reorganizations will rank on a parity with each other, with the Acquiring Fund’s outstanding preferred shares, and with future series of preferred shares as to the payment of dividends and the distribution of assets in the event of the Acquiring Fund’s liquidation. In addition, the preferred shares of the Acquiring Fund, including the Acquiring Fund preferred shares to be issued in the Reorganizations, will be senior in priority to the Acquiring Fund’s common shares as to the payment of dividends and the distribution of assets in the event of the Acquiring Fund’s liquidation.

As a result of the Reorganizations, the assets of the Acquiring Fund and each Acquired Fund would be combined, and the shareholders of each Acquired Fund would become shareholders of the Acquiring Fund. The closing date is expected to be on or about [            ] at 8:00 a.m. Central time, or such other date as the parties may agree (the “Closing Date”). Following the Reorganizations, each Acquired Fund would terminate its registration as an investment company under the 1940 Act. The Acquiring Fund will continue to operate after the Reorganizations as a registered closed-end management investment company with the investment objectives and policies described in this Joint Proxy Statement.

Following the Reorganizations, each preferred shareholder of an Acquired Fund would own the same number of shares of the Acquiring Fund preferred shares with the same aggregate liquidation preference as an Acquired Fund’s preferred shares held by such shareholder immediately prior to the Closing Date, with substantially similar terms as of the time of the closing of the Reorganizations, to the Acquired Fund preferred shares for which they were exchanged. As a result of the Reorganizations, preferred shareholders of the Acquired Funds would hold reduced voting percentages of preferred shares of the Acquiring Fund than they held in an Acquired Fund individually for matters to be voted on by common and preferred shareholders or preferred shareholders voting as a single class.

The holders of VRDP Shares of a Fund will receive the following new series of VRDP Shares of the Acquiring Fund:

Acquired Fund	Acquired Fund Preferred Shares Outstanding	Acquiring Fund Preferred Shares to be Issued in the Reorganizations
Premium Opportunity	VRDP Shares, Series 2 $100,000 liquidation value per share Final Mandatory Redemption Date: June 1, 2040	VRDP Shares, Series 2 $100,000 liquidation value per share Final Mandatory Redemption Date: June 1, 2040

Premier Opportunity	VRDP Shares, Series 1 $100,000 liquidation value per share Final Mandatory Redemption Date: December 1, 2040	VRDP Shares, Series 1 $100,000 liquidation value per share Final Mandatory Redemption Date: December 1, 2040

Valuation of Assets and Liabilities.    If the Reorganizations are approved and the other closing conditions are satisfied or waived, the value of the net assets of an Acquired Fund will be the value of its assets, less its liabilities, computed as of the close of regular trading on the NYSE on the business day immediately prior to the Closing Date (such time and date being hereinafter called the “Valuation Time”). The value of an Acquired Fund’s assets shall be determined by using the valuation procedures of the Nuveen closed-end funds adopted by the Board or such other valuation procedures as shall be mutually agreed upon by the parties. The value of an Acquired Fund’s net assets will be calculated net of the liquidation preference (including accumulated and unpaid dividends) of all outstanding Acquired Fund preferred shares.

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Dividends will accumulate on VRDP Shares of each Fund, up to and including the day before the Closing Date occurs and will be paid on the Closing Date. The first dividend period for the Acquiring Fund VRDP Shares to be issued in the Reorganizations will commence on the Closing Date and end on the last day of the month in which the Closing Date occurs.

Amendments.    Under the terms of the Agreement, the Agreement may be amended, modified, or supplemented in such manner as may be mutually agreed upon in writing by each party as specifically authorized by each party’s Board; provided, however, that following the meeting of the shareholders of the parties called by each party, no such amendment, modification or supplement may have the effect of changing the provisions for determining the number of Acquiring Fund shares to be issued to the Acquired Funds’ shareholders under the Agreement to the detriment of such shareholders without their further approval.

Conditions.    Under the terms of the Agreement, the closing of the Reorganizations is conditioned upon (a) the requisite approval by the shareholders of the Acquiring Fund and each Acquired Fund of the proposals relating to the Reorganizations, (b) the receipt of an opinion substantially to the effect that each Reorganization will qualify as a reorganization under the Code, (c) the absence of legal proceedings challenging the Reorganizations and (d) the receipt of certain customary certificates and legal opinions. See “—Material Federal Income Tax Consequences of the Reorganizations.” Additionally, in order for the Reorganizations to occur, (i) the Acquiring Fund and each Acquired Fund must obtain certain consents, confirmations and/or waivers from various third parties, including liquidity providers and rating agencies with respect to outstanding VRDP Shares, (ii) the liquidity provider, the remarketing agent and the tender and paying agent for each Fund must enter into the relevant agreements described in the Memorandum with respect to each new series of Acquiring Fund VRDP Shares to be issued in the Reorganizations, and (iii) confirmation of the requisite ratings on the Acquiring Fund VRDP Shares to be issued in the Reorganizations must be obtained.

Termination.    The Agreement may be terminated by the mutual agreement of the parties and such termination may be effected by each party’s Chief Administrative Officer or a Vice President without further action by the Board. In addition, any party may at its option terminate the Agreement at or before the Closing Date due to (a) a breach by any other party of any representation, warranty, or agreement contained herein to be performed at or before the Closing Date, if not cured within 30 days; (b) a condition precedent to the obligations of the terminating party that has not been met and it reasonably appears it will not or cannot be met; or (c) a determination by its Board that the consummation of the transactions contemplated by the Agreement is not in the best interests of such party.

Reasons for the Reorganizations

Based on the considerations below, the Board of each fund, including the Board Members who are not “interested persons” (as defined in the 1940 Act) of the funds (the “Independent Board Members”), has determined that its Reorganization would be in the best interests of the fund and that the interests of the existing shareholders of the fund would not be diluted as a result of the Reorganization. The Boards approved the Reorganizations and recommended that shareholders of the respective funds approve the Reorganizations.

In preparation for a meeting of the Boards held on June 21, 2012 (the “Meeting”) at which the Reorganizations were considered, the Adviser provided the Boards, prior to the Meeting and in prior

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meetings, with information regarding the proposed Reorganizations, including the rationale therefor and alternatives considered to the Reorganizations. Prior to approving the Reorganizations, the Independent Board Members reviewed the foregoing information with their independent legal counsel and with management, reviewed with independent legal counsel applicable law and their duties in considering such matters, and met with independent legal counsel in a private session without management present. The Boards considered a number of principal factors presented at the time of the Meeting or prior meetings in reaching their determinations, including the following:

—	the compatibility of the Acquired Funds’ and the Acquiring Fund’s investment objectives, policies and related risks;

—	consistency of portfolio management;

—	improved economies of scale and the potential for lower operating expenses (excluding the costs of leverage);

—	the potential for improved secondary market trading with respect to the common shares;

—	the anticipated tax-free nature of the Reorganizations;

—	the expected costs of the Reorganizations;

—	the terms of the Reorganizations and whether the Reorganizations would dilute the interests of shareholders of the funds;

—	the effect of the Reorganizations on shareholder rights; and

—	any potential benefits of the Reorganizations to the Adviser and its affiliates as a result of the Reorganizations.

In addition, at a meeting held on September 19, 2012, the Board of Trustees of the Acquiring Fund approved the Acquiring Fund VRDP Shares to be issued in connection with the Reorganizations with terms that differ in certain respects from those of the VRDP Shares of the corresponding Funds.

Compatibility of Investment Objectives, Policies and Related Risks.    Based on the information presented, the Boards noted that the investment objectives, policies and risks of the funds are similar. The Boards noted that each fund is a diversified fund that invests primarily in municipal securities and other related investments the income from which is exempt from regular federal income tax and, with respect to the Acquiring Fund, from the federal AMT. Each fund also emphasizes investments in investment grade municipal securities. The Boards considered that the portfolio composition of each fund is similar and considered the impact of the applicable Reorganization on each fund’s portfolio, including any shifts in sector allocations, credit ratings, duration, yield and leverage costs. The Boards also recognized that each fund utilizes leverage. Because the funds have similar investment strategies, the principal risks of each fund are also similar. However, the Acquiring Fund’s policy of generally investing in bonds that are exempt from the federal AMT applicable to individuals may prevent such fund from investing in certain kinds of bonds.

Consistency of Portfolio Management.    The Boards noted that each fund has the same investment adviser and sub-adviser and that the portfolio manager for the Acquiring Fund and Premier

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Opportunity would continue to manage the Acquiring Fund upon completion of the Reorganizations. Through the Reorganizations, the Boards recognized that shareholders will remain invested in a closed-end management investment company that will have greater net assets and benefits from potential economies of scale; the same investment adviser and sub-adviser; and similar investment objectives and investment strategies.

Improved Economies of Scale and Potential for Lower Operating Expenses (Excluding the Costs of Leverage).    The Boards considered the fees and expense ratios of each of the funds (including estimated expenses of the Acquiring Fund following the Reorganizations). As a result of the greater economies of scale from the larger asset size of the Acquiring Fund after the Reorganizations, the Boards noted that it was expected that the effective management fee rate (as a percentage of average daily Managed Assets) and net operating expenses per common share (excluding the costs of leverage) of the combined fund would be lower than that of the Acquiring and Acquired Funds prior to the Reorganizations. It is anticipated that the funds will benefit from the larger asset size as fixed costs are shared over a larger asset base. In addition, as each fund utilizes leverage, the Boards considered the differences in the costs of leverage among the funds and the impact of the Reorganizations on said costs. In this connection, the Boards noted the Adviser’s position that the greater asset size of the combined fund may provide greater flexibility in managing the structure and costs of leverage over time.

Potential for Improved Secondary Market Trading with Respect to the Common Shares.    While it is not possible to predict trading levels at the time the Reorganizations close, the Boards noted that the Reorganizations are being proposed, in part, to seek to enhance the secondary trading market for the common shares of the funds. The Boards considered that the Acquiring Fund’s greater market liquidity after the Reorganizations may lead to narrower bid-ask spreads and smaller trade-to-trade price movements. In addition, Acquired Fund common shareholders may experience improved secondary market trading after the Reorganizations because the Acquiring Fund’s policy of investing primarily in municipal securities exempt from the federal AMT applicable to individuals, which is not currently in place with respect to the Acquired Funds, may appeal to a broader group of investors.

Anticipated Tax-Free Reorganizations.    The Reorganizations will be structured with the intention that they qualify as tax-free reorganizations for federal income tax purposes, and the funds will obtain an opinion of counsel substantially to this effect (based on certain factual representations and certain customary assumptions).

Expected Costs of the Reorganizations.    The Boards considered the terms and conditions of the Agreement, including the estimated costs associated with the Reorganizations and the allocation of such costs among the Acquiring Fund and each Acquired Fund. The Boards noted, however, that, assuming the Reorganizations are consummated, the Adviser anticipated that the projected costs of each Reorganization may be recovered over time for the common shareholders and that preferred shareholders are not expected to bear any costs of the Reorganizations.

Terms of the Reorganizations and Impact on Shareholders.    The terms of the Reorganizations are intended to avoid dilution of the interests of the existing shareholders of the Funds. In this regard, the Boards considered that each holder of common shares of an Acquired Fund would own common shares of the Acquiring Fund (taking into account any fractional shares to which the shareholder would be entitled) equal to the aggregate per share net asset value of that shareholder’s Acquired Fund

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common shares as of the Valuation Time. No fractional common shares of the Acquiring Fund, however, will be issued to shareholders in connection with the Reorganizations and, in lieu of such fractional shares, an Acquired Fund’s common shareholders will receive cash.

With respect to preferred shareholders of the Acquired Funds, preferred shareholders of each Acquired Fund will receive the same number of Acquiring Fund VRDP Shares having substantially similar terms as the outstanding VRDP Shares of the Acquired Fund held by such preferred shareholders immediately prior to the Reorganizations. The aggregate liquidation preference of the Acquiring Fund preferred shares received in each Reorganization will equal the aggregate liquidation preference of the corresponding Acquired Fund preferred shares held immediately prior to the Reorganization.

Effect on Shareholder Rights.    The Boards considered that Premier Opportunity is organized as a Minnesota corporation and that the Acquiring Fund and Premium Opportunity are each organized as Massachusetts business trusts. In this regard, the Boards noted that, unlike a Massachusetts business trust, many aspects of the corporate governance of a Minnesota corporation are prescribed by state statutory law. In addition, the Boards are aware that the structure of the Boards of the Massachusetts Funds differs from that of the Minnesota Fund. In addition, the Boards are aware that the structure of the Boards of the Massachusetts Funds differs from that of the Minnesota Fund.

Potential Benefits to Nuveen Fund Advisors and Affiliates.    The Boards recognized that the Reorganizations may result in some benefits and economies for the Adviser and its affiliates. These may include, for example, a reduction in the level of operational expenses incurred for administrative, compliance and portfolio management services as a result of the elimination of the Acquired Funds as separate funds in the Nuveen complex.

Conclusion.    The Boards, including the Independent Board Members, approved the Reorganizations, concluding that each Reorganization is in the best interests of the Acquiring Fund and respective Acquired Fund and that the interests of existing shareholders of the Funds will not be diluted as a result of the Reorganizations.

Capitalization

The following table sets forth the unaudited capitalization of the funds as of April 30, 2012, and the pro-forma combined capitalization of the combined fund as if the Reorganizations had occurred on that date. The table reflects a pro forma exchange ratio of approximately 1.107 common shares of the Acquiring Fund issued for each common share of Premier Opportunity and 0.9371 common shares of the Acquiring Fund issued for each common share of Premium Opportunity. If the Reorganizations are consummated, the actual exchange ratio may vary.

	Acquiring Fund	Premier Opportunity	Premium Opportunity	Pro Forma Adjustments	Combined Fund Pro Forma(1)
MuniFund Term Preferred (MTP) Shares, $10 stated value per share, at liquidation value; 8,300,000 shares outstanding for Acquiring Fund and Combined Fund Pro Forma	$83,000,000	$—	$—	$—	$83,000,000

Variable Rate MuniFund Term Preferred (VMTP) Shares, $100,000 stated value per share, at liquidation value; 676 shares outstanding for Acquiring Fund and Combined Fund Pro Forma	$67,600,000	$—	$—	$—	$67,600,000

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	Acquiring Fund	Premier Opportunity	Premium Opportunity	Pro Forma Adjustments			Combined Fund Pro Forma(1)
Variable Rate Demand Preferred (VRDP) Shares, $100,000 stated value per share, at liquidation value; 1,309 shares outstanding for Premier Opportunity, 2,190 shares outstanding for Premium Opportunity and 3,499 shares outstanding for Combined Fund Pro Forma	$—	$130,900,000	$219,000,000	$			$349,900,000

Common Shareholders’ Equity:
Common Shares, $.01 par value per share; 22,241,117 shares outstanding for Acquiring Fund; 19,517,334 shares outstanding for Premier Opportunity; 37,353,512 shares outstanding for Premium Opportunity; and 76,970,179 shares outstanding for Combined Fund Pro Forma	$222,411	$195,173	$373,535		$(21,417	)(2)	$769,702
Paid-in surplus	315,016,140	271,519,998	499,231,874		(883,583	)(3)	1,084,884,429
Undistributed (Over-distribution of) net investment income	4,245,611	3,973,757	7,035,665		(9,605,068	)(4)	5,649,965
Accumulated net realized gain (loss) from investments and derivative transactions	(8,310,102)	(2,039,176)	(19,074,800)		—		(29,424,078)
Net unrealized appreciation (depreciation) of investments and derivative transactions	27,107,829	29,804,592	50,797,513		—		107,709,934

Net assets attributable to common shares	$338,281,889	$303,454,344	$538,363,787		$(10,510,068)		$1,169,589,952

Net asset value per common share outstanding (net assets attributable to common shares, divided by common shares outstanding)	$15.21	$15.55	$14.41				$5.20

Authorized shares:
Common	Unlimited	200,000,000	Unlimited				Unlimited
Preferred	Unlimited	1,000,000	Unlimited				Unlimited

(1)	The pro forma balances are presented as if the Reorganizations were effective as of April 30, 2012, and are presented for informational purposes only. The actual Closing Date of the Reorganizations is expected to be on or about , 2012, or such later time agreed to by the parties at which time the results would be reflective of the actual composition of shareholders’ equity as of that date.
(2)	Assumes the issuance of 19,726,276 Acquiring Fund common shares in exchange for the net assets of Premier Opportunity and 35,002,786 Acquiring Fund common shares in exchange for the net assets of Premium Opportunity. These numbers are based on the net asset value of the Acquiring Fund and Acquired Funds as of April 30, 2012, adjusted for estimated Reorganization costs, the effect of the required sale of securities and distributions, if any.
(3)	Includes the impact of estimated total Reorganization costs of $905,000, which will be borne by the common shareholders of the Acquiring Fund, Premier Opportunity and Premium Opportunity in the amounts of $320,000, $45,000 and $540,000, respectively.
(4)	Figures assume Premier Opportunity and Premium Opportunity make net investment income distributions of $3,661,389 and $5,943,679, respectively.

Expenses Associated with the Reorganizations

In evaluating the Reorganizations, management of the funds estimated the amount of expenses the funds would incur to be approximately $905,000, which includes additional stock exchange listing fees, SEC registration fees, legal and accounting fees, proxy solicitation and distribution costs and other related administrative or operational costs. The expenses of the Reorganizations (whether or not consummated) will be allocated among the funds ratably based on the relative expected benefits of the Reorganizations comprised of forecasted cost savings and distribution increases, if any, to each fund

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during the first year following the Reorganizations. Reorganization expenses have been or will be accrued as expenses of each fund prior to the Valuation Time. These estimated expenses will be borne by the Acquiring Fund, Premier Opportunity and Premium Opportunity in the amounts of $320,000, $45,000 and $540,000, respectively. Preferred shareholders of the funds are not expected to bear any costs of the Reorganizations. Reorganization expenses have been or will be expensed prior to the Valuation Time.

Additional solicitation may be made by letter or telephone by officers or employees of Nuveen Investments or the Adviser, or by dealers and their representatives. The funds have engaged Computershare Fund Services to assist in the solicitation of proxies at an estimated aggregate cost of $[            ] per fund plus reasonable expenses, which is included in the estimate above.

Dissenting Shareholders’ Rights of Appraisal

Under the charter documents of the Acquiring Fund and Premium Opportunity, shareholders of the Acquiring Fund and Premium Opportunity do not have dissenters’ rights of appraisal with respect to its Reorganization.

Under Minnesota law, common shareholders of Premier Opportunity (the “Minnesota Fund”) do not have dissenters’ rights of appraisal in connection with the Minnesota Fund’s Reorganization because the Minnesota Fund’s common shares are listed and trade on an exchange. Holders of VRDP Shares of the Minnesota Fund, however, are entitled to assert dissenters’ rights in connection with the Minnesota Fund’s Reorganization and obtain payment of the “fair value” of their shares, provided that they comply with the requirements of Minnesota law. These dissenters’ rights, and the procedures pertaining to them, are set forth in Minnesota Statutes, Sections 302A.471 and 302A.473, copies of which are attached to this Joint Proxy Statement as Appendix B. The following summary of these rights and procedures is qualified in its entirety by reference to Appendix B. Holders of VRDP Shares of the Minnesota Fund should note that they will lose their dissenters’ rights of appraisal if they do not follow the required procedures carefully.

Notice of Dissent

A holder of VRDP Shares of the Minnesota Fund who is entitled to dissent under Minnesota law and who wishes to exercise dissenters’ rights must file a written notice of intent to demand the fair value with the Minnesota Fund before the Special Meeting. The shareholder must not vote its VRDP Shares in favor of the Agreement. For this purpose, the “fair value” of the shares means the value of the Minnesota Fund VRDP Shares immediately prior to the Closing Date. A written notice of intent to demand the fair value of the Minnesota Fund VRDP Shares should be submitted to the Minnesota Fund addressed to “Secretary, Nuveen Premier Municipal Opportunity Fund, Inc., 333 West Wacker Drive, Chicago, Illinois 60606.”

This written notice is in addition to and separate from any proxy or vote against the Agreement. It should specify the shareholder’s name and mailing address, the number of Minnesota Fund VRDP Shares owned and that the shareholder intends to demand the fair value, plus interest, of the shareholder’s VRDP Shares. Voting against, abstaining from voting or failing to vote on the Agreement does not constitute a demand for appraisal within the meaning of Minnesota law.

Only holders of Minnesota Fund VRDP Shares of record as of the record date for the Special Meeting, and beneficial owners as of that date who hold VRDP Shares through those record

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shareholders, are entitled to exercise dissenters’ rights of appraisal. A shareholder cannot assert dissenters’ rights of appraisal as to less than all the VRDP Shares that are registered in that shareholder’s name, except where some of the VRDP Shares are registered in that shareholder’s name but are beneficially owned by one or more other persons. If a record owner, such as a broker, nominee, trustee or custodian, wishes to dissent with respect to Minnesota Fund VRDP Shares that are beneficially owned by another person, the record owner must dissent with respect to all of the VRDP Shares that are beneficially owned by that person and must disclose the name and address of the beneficial owner on whose behalf the dissent is made. A beneficial owner of Minnesota Fund VRDP Shares who is not the record owner of those shares may assert dissenters’ rights of appraisal as to the VRDP Shares held on that person’s behalf, provided that the beneficial owner submits a written consent of the record owner to the Minnesota Fund at or before the time dissenters’ rights are asserted.

Shareholders who wish to assert dissenters’ rights of appraisal must not vote for adoption of the Agreement. A shareholder’s failure to vote against the Agreement will not constitute a waiver of dissenters’ rights. However, if a shareholder returns a signed proxy but does not specify a vote against the Agreement or a direction to abstain, the proxy will be voted for approval of the Agreement, which will have the effect of waiving that shareholder’s dissenters’ rights.

Notice of Procedure; Deposit of Shares

If the shareholders of the Acquired Funds and the Acquiring Fund approve the Agreement, the Minnesota Fund will send a notice (the “Notice of Procedure”) to all holders of such Fund’s VRDP Shares who have provided timely written notice of their intent to demand fair value. The Notice of Procedure will contain the information required by Subdivision 4 of Section 302A.473 of the Minnesota Statutes. In order to receive the fair value of the Minnesota Fund VRDP Shares, a dissenting shareholder must demand payment and deposit certificated shares or comply with any restrictions on transfer of uncertificated shares within 30 days after the Notice of Procedure was given, but the dissenter retains all other rights of a shareholder until the applicable Reorganization takes effect. A Fund may establish contingent liabilities for any VRDP Shares for which a demand has been, or is anticipated to be, received.

Payment; Return of Shares

After the Closing Date, the Minnesota Fund shall remit to each dissenting holder of such Fund’s VRDP Shares who has complied with the requirements for asserting dissenters’ rights the amount the Fund estimates to be the fair value of the shares, plus interest, accompanied by the materials specified by Subdivision 5 of Section 302A.473 of the Minnesota Statutes (the “Payment Materials”).

The Minnesota Fund may withhold this payment from a person who was not a holder of the Fund’s VRDP Shares on the date the Reorganizations were first announced to the public or who is dissenting on behalf of a person who was not a beneficial owner on that date. In that case, if the dissenter has complied with the requirements for asserting dissenters’ rights, the Minnesota Fund will forward to the dissenter the Payment Materials, a statement of the reason for withholding the payment, and an offer to pay to the dissenter the amount listed in the materials if the dissenter agrees to accept that amount in full satisfaction. The dissenter may decline the offer and demand payment as set forth below. Failure to do so entitles the dissenter only to the amount offered.

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If the Minnesota Fund fails to remit payment within 60 days of the deposit of certificates or the imposition of transfer restrictions on uncertificated shares, it shall return all deposited certificates and cancel all transfer restrictions. However, the Fund may again give a Notice of Procedure and require deposit or restrict transfer at a later time.

Where the Minnesota Fund is required to pay the fair value of its VRDP Shares plus interest, the interest will accrue commencing five days after the Closing Date up to and including the date of payment. The interest rate will be the rate at which interest accrues on verdicts and judgments under Minnesota law.

Supplemental Payment; Demand

If a dissenter believes that the amount paid is less than the fair value of the Minnesota Fund VRDP Shares plus interest, the dissenter may give written notice (“Dissenter’s Notice”) to the Minnesota Fund of the dissenter’s own estimate of the fair value of the VRDP Shares, plus interest, within 30 days after the Minnesota Fund mails the payment. The Dissenter’s Notice must demand payment of the difference; otherwise, a dissenter is entitled only to the amount remitted by the Minnesota Fund.

Petition; Determination

If the Minnesota Fund receives a demand based on the dissenter’s own estimate of the fair value of the Minnesota Fund VRDP Shares, plus interest, it shall, within 60 days after receiving the demand, either pay to the dissenter the amount demanded by the dissenter, pay an amount agreed to by the dissenter after discussion with the Minnesota Fund, or file in court a petition requesting that the court determine the fair value of the Minnesota Fund VRDP Shares, plus interest. The petition shall be filed in the county in which the registered office of the Minnesota Fund is located (Hennepin County). The petition shall name as parties all dissenters who have demanded payment and who have not reached agreement with the Minnesota Fund. After filing the petition, the Minnesota Fund shall serve all parties with a summons and copy of the petition under Minnesota’s Rules of Civil Procedure.

The court may appoint appraisers to receive evidence on and recommend the amount of the fair value of the Minnesota Fund VRDP Shares. The court shall determine whether the shareholder or shareholders in question have fully complied with the requirements of Minnesota law. The court shall also determine the fair value of the Minnesota Fund VRDP Shares, taking into account any and all factors the court finds relevant. The fair value of the shares as determined by the court is binding on all holders of Minnesota Fund’s VRDP Shares. A dissenter is entitled to judgment in cash for the amount by which the fair value of the shares as determined by the court, plus interest, exceeds the amount paid, if any. However, a dissenter shall not be liable to the Minnesota Fund for the amount, if any, by which the amount, if any, paid to the dissenter exceeds the fair value of the Minnesota Fund VRDP Shares as determined by the court, plus interest.

Costs; Fees; Expenses

The court shall determine the costs and expenses of the above proceeding, including the reasonable expenses and compensation of any appraisers appointed by the court, and shall assess those costs and expenses against the Minnesota Fund. However, the court may assess part or all of those costs and expenses against a dissenter whose action in demanding payment is found to be arbitrary, vexatious or not in good faith.

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If the court finds that the Minnesota Fund has failed to comply substantially with Minnesota law, the court may assess all fees and expenses of any experts or attorneys as the court deems equitable. These fees and expenses may also be assessed against a person who has acted arbitrarily, vexatiously, or not in good faith in bringing the proceeding, and may be awarded to a party injured by those actions. The court may also award, in its discretion, fees and expenses to an attorney for the dissenters out of the amount awarded to the dissenters, if any.

Material Federal Income Tax Consequences of the Reorganizations

As a condition to each fund’s obligation to consummate the Reorganizations, the funds will receive a tax opinion from Vedder Price P.C. (which opinion will be based on certain factual representations and certain customary assumptions) with respect to its Reorganization substantially to the effect that, on the basis of the existing provisions of the Code, current administrative rules and court decisions, for federal income tax purposes:

1.	The transfer of substantially all of the assets of the Acquired Fund to the Acquiring Fund in exchange solely for Acquiring Fund shares and the assumption by the Acquiring Fund of substantially all of the liabilities of the Acquired Fund, followed by the distribution to the Acquired Fund shareholders of all the Acquiring Fund shares received by the Acquired Fund in complete liquidation of the Acquired Fund will constitute a “reorganization” within the meaning of Section 368(a) of the Code, and the Acquiring Fund and the Acquired Fund will each be a “party to a reorganization,” within the meaning of Section 368(b) of the Code, with respect to such Reorganization.

2.	No gain or loss will be recognized by the Acquiring Fund upon the receipt of substantially all of the assets of the Acquired Fund solely in exchange for Acquiring Fund shares and the assumption by the Acquiring Fund of substantially all of the liabilities of the Acquired Fund.

3.	No gain or loss will be recognized by the Acquired Fund upon the transfer of substantially all of the Acquired Fund’s assets to the Acquiring Fund solely in exchange for Acquiring Fund shares and the assumption by the Acquiring Fund of substantially all of the liabilities of the Acquired Fund or upon the distribution (whether actual or constructive) of all such Acquiring Fund shares to the Acquired Fund shareholders solely in exchange for such shareholders’ shares of the Acquired Fund in complete liquidation of the Acquired Fund.

4.	No gain or loss will be recognized by the Acquired Fund shareholders upon the exchange of their Acquired Fund shares solely for Acquiring Fund shares in the Reorganization, except with respect to any cash received in lieu of a fractional Acquiring Fund common share.

5.

The aggregate basis of the Acquiring Fund shares received by each Acquired Fund shareholder pursuant to the Reorganization (including any fractional Acquiring Fund common share to which a shareholder would be entitled) will be the same as the aggregate basis of the Acquired Fund shares exchanged therefor by such shareholder. The holding period of the Acquiring Fund shares received by each Acquired Fund shareholder (including any fractional Acquiring Fund common share to which a shareholder would be

20

entitled) will include the period during which the Acquired Fund shares exchanged therefor were held by such shareholder, provided such Acquired Fund shares are held as capital assets at the time of the Reorganization.

6.	The basis of the Acquired Fund’s assets acquired by the Acquiring Fund will be the same as the basis of such assets to the Acquired Fund immediately before the Reorganization. The holding period of the assets of the Acquired Fund in the hands of the Acquiring Fund will include the period during which those assets were held by the Acquired Fund.

In addition, Sidley Austin LLP, as special tax counsel to the Acquiring Fund, will deliver an opinion to the Acquiring Fund, subject to certain representations, assumptions and conditions, substantially to the effect that the Acquiring Fund VRDP Shares received in the Reorganizations by the holders of the VRDP Shares of the Funds will qualify as equity in the Acquiring Fund for federal income tax purposes.

No opinion will be expressed as to (1) the federal income tax consequences of payments to preferred shareholders who elect dissenters’ rights, (2) the effect of a Reorganization on (A) an Acquired Fund, the Acquiring Fund or any Acquired Fund shareholder with respect to any asset as to which any unrealized gain or loss is required to be recognized under federal income tax principles (i) at the end of a taxable year (or on the termination thereof) or (ii) upon the transfer of such asset regardless of whether such transfer would otherwise be a non-taxable transaction under the Code or (B) an Acquired Fund, the Acquiring Fund or an Acquired Fund shareholder with respect to any stock held in a passive foreign investment company as defined in Section 1297(a) of the Code or (3) any other federal tax issues (except those set forth above) and all state, local or foreign tax issues of any kind.

A shareholder who exercises and perfects dissenters’ rights of appraisal generally will recognize gain or loss equal to the difference between the amount of cash received and the shareholder’s basis in the shares surrendered. This gain or loss generally will be a capital gain or loss and generally will be long-term capital gain or loss if, as of the effective time of the Reorganizations, the holding period for the shares surrendered is more than one year. The deductibility of capital losses is subject to limitations. If, however, the shareholder owns (or constructively owns under certain attribution rules contained in the Code) other shares of the same Acquired Fund that are exchanged for Acquiring Fund shares in the Reorganization or otherwise owns Acquiring Fund shares actually or constructively immediately after the Reorganization, the cash received could be treated as having the effect of the distribution of a dividend for federal income tax purposes, in which case the shareholder may have taxable income up to the amount of the cash received. In such cases, shareholders should consult their tax advisers to determine the amount and character of the income recognized in connection with the Reorganizations. Any cash received as a result of the exercise of dissenters’ rights may be subject to backup withholding taxes.

Prior to the Valuation Time, each Acquired Fund will declare a distribution to its common shareholders, which together with all previous distributions to preferred and common shareholders, will have the effect of distributing to shareholders all its net investment income and realized net capital gains (after reduction by any available capital loss carryforwards), if any, through the date of its Reorganization. To the extent distributions are attributable to ordinary taxable income or capital gains, such ordinary taxable income and capital gains will be allocated to common and preferred shareholders in accordance with each class’ proportionate share of the total dividends paid by the Acquired Fund

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during the year. As a result, such distribution could cause a portion of the distributions received by preferred shareholders during the year to be taxable for federal income tax purposes.

After the Reorganizations, the combined fund’s ability to use the Acquired Funds’ or the Acquiring Fund’s pre-Reorganization capital losses may be limited under certain federal income tax rules applicable to reorganizations of this type. Therefore, in certain circumstances, shareholders may pay federal income taxes sooner, or pay more federal income taxes, than they would have had the Reorganizations not occurred. The effect of these potential limitations, however, will depend on a number of factors including the amount of the losses, the amount of gains to be offset, the exact timing of the Reorganizations and the amount of unrealized capital gains in the funds at the time of the Reorganizations. As of April 30, 2012, the funds had capital loss carryforwards as follows:

	Acquiring Fund	Premier Opportunity	Premium Opportunity
Capital loss carryforwards	$5,915,863	$1,240,117	$3,731,586

If not applied, the capital loss carryforwards will expire as follows:

	Acquiring Fund	Premier Opportunity	Premium Opportunity
Expiration Date:
October 31, 2013	$3,824,358	$—	$—
October 31, 2015	$174,026	$—	$—
October 31, 2016	$1,917,479	$1,240,117	$3,274,999
October 31, 2017	$—	$—	$456,587

For net capital losses arising in taxable years beginning after December 22, 2010 (“post-enactment losses”), a fund will generally be able to carryforward such capital losses indefinitely. A fund’s net capital losses from taxable years beginning on or prior to December 22, 2010, however, will remain subject to their current expiration dates and can be used only after the post-enactment losses.

In addition, when any taxable income and gains realized by the Acquiring Fund and not distributed to its shareholders prior to the Reorganizations are eventually distributed by the Acquiring Fund, such income and gains will be allocated to common and preferred shareholders in accordance with each class’ proportionate share of the total dividends paid by the Acquiring Fund during the year. As a result, a greater portion of the distributions received by preferred shareholders may be taxable than they would have had the Reorganizations not occurred.

This description of the federal income tax consequences of the Reorganizations is made without regard to the particular facts and circumstances of any shareholder. Shareholders are urged to consult their own tax advisers as to the specific consequences to them of the Reorganizations, including the applicability and effect of state, local, non-U.S. and other tax laws.

The foregoing is intended to be only a summary of the principal federal income tax consequences of the Reorganizations and should not be considered to be tax advice. There can be no assurance that the Internal Revenue Service will concur on all or any of the issues discussed above. Shareholders are urged to consult their own tax advisers regarding the federal, state and local tax consequences with respect to the foregoing matters and any other considerations which may be applicable to them.

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Votes Required

Each Reorganization is required to be approved by the affirmative vote of the holders of a majority (more than 50%) of the outstanding shares of the Fund’s common shares and the preferred shares entitled to vote on the matter, voting as a single class, and by the affirmative vote of the holders of a majority (more than 50%) of the Fund’s outstanding preferred shares entitled to vote on the matter, voting as a separate class.

Abstentions and broker non-votes will have the same effect as a vote against the approval of the Reorganizations. Broker non-votes are shares held by brokers or nominees for which the brokers or nominees have executed proxies as to which (i) the broker or nominee does not have discretionary voting power and (ii) the broker or nominee has not received instructions from the beneficial owner or other person who is entitled to instruct how the shares will be voted.

Preferred shareholders of each fund are separately being asked to approve the Agreement as a “plan of reorganization” under the 1940 Act. Section 18(a)(2)(D) of the 1940 Act provides that the terms of preferred shares issued by a registered closed-end management investment company must contain provisions requiring approval by the vote of a majority of such shares, voting as a class, of any plan of reorganization adversely affecting such shares. The 1940 Act makes no distinction between a plan of reorganization that has an adverse effect as opposed to a materially adverse effect. While the respective Boards do not believe that the funds’ preferred shareholders would be materially adversely affected by the Reorganizations, it is possible that there may be insignificant adverse effects (such as where the asset coverage with respect to the Acquiring Fund preferred shares issued pursuant to a Reorganization is slightly more or less than the asset coverage with respect to the Acquired Fund VRDP Shares for which they are exchanged). Each fund is seeking approval of the Agreement by the holders of that fund’s preferred shares.

The closing of each Reorganization is contingent upon the closing of all the Reorganizations. In order for the Reorganizations to occur, the Acquiring Fund and each Acquired Fund must obtain the requisite shareholder approvals as well as certain consents, confirmations and/or waivers from various third parties, including liquidity providers and rating agencies with respect to preferred shares. Because the closing of the Reorganizations is contingent on all of the Acquired Funds and the Acquiring Fund satisfying (or obtaining the waiver of) their respective closing conditions, if one or more of the Acquired Funds or the Acquiring Fund do not obtain their requisite shareholder approvals or satisfy their closing conditions, it is possible that your Fund’s Reorganization will not occur, even if shareholders of your Fund approve the Reorganization and your Fund satisfies all of its closing conditions. VMTP Shares and VRDP Shares were issued on a private placement basis to one or a small number of institutional holders. To the extent that one or more preferred shareholders of an Acquired Fund owns, holds or controls, individually or in the aggregate, all or a significant portion of an Acquired Fund’s outstanding preferred shares, one or more shareholder approvals required for a Reorganization may turn on the exercise of voting rights by such particular shareholder(s) and its or their determination as to the favorable view of such proposal(s) with respect to its or their interests. The Acquired Funds exercise no influence or control over the determinations of such shareholders with respect to the proposals; there is no guarantee that such shareholders will approve the proposals over which they may exercise effective disposition power. If the requisite shareholder approvals are not obtained, each fund’s Board may take such actions as it deems in the best interests of its fund, including conducting additional solicitations with respect to the proposals or continuing to operate the fund as a stand-alone fund.

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Description of Common Shares to be Issued by the Acquiring Fund; Comparison to Acquired Funds

As a general matter, the common shares of each fund have equal voting rights and equal rights with respect to the payment of dividends and the distribution of assets upon liquidation and have no preemptive, conversion or exchange rights or rights to cumulative voting. Furthermore, the provisions set forth in the of the declaration of trust of the Acquiring Fund are substantially similar to the provisions of each Acquired Fund’s declaration of trust or articles of incorporation, as applicable, and each contain, among other things, similar super-majority voting provisions, as described under “Additional Information about the Acquiring Fund—Certain Provisions in the Acquiring Fund’s Declaration of Trust and By-Laws”.

The Acquiring Fund Declaration of Trust authorizes an unlimited number of common shares, par value $0.01 per share. If the Reorganizations are consummated, the Acquiring Fund will issue additional common shares on the Closing Date to the common shareholders of each Acquired Fund based on the relative per share net asset value of the Acquiring Fund and the net asset values of the assets of such Acquired Fund in each case that are transferred in the Reorganization, in each case as of the Valuation Time.

The terms of the Acquiring Fund common shares to be issued pursuant to the Reorganizations will be identical to the terms of the Acquiring Fund common shares that are then outstanding. All the Acquiring Fund common shares have equal rights with respect to the payment of dividends and the distribution of assets upon liquidation. The Acquiring Fund common shares, when issued, will be fully paid and non-assessable and have no preemptive, conversion or exchange rights or rights to cumulative voting. See also “Comparison of Massachusetts Business Trusts and Minnesota Corporations.”

Whenever preferred shares are outstanding, common shareholders will not be entitled to receive any distributions from the fund unless all accumulated dividends on preferred shares have been paid, and unless asset coverage (as defined in the 1940 Act) with respect to preferred shares would be at least 200% after giving effect to the distributions.

Description of VRDP Shares to be Issued by the Acquiring Fund

General

The terms of the VRDP Shares of the Acquiring Fund to be issued pursuant to the Reorganizations will be substantially similar, as of the time of the closing of the Reorganizations, to the outstanding VRDP Shares of the Fund for which they are exchanged. The aggregate liquidation preference of each series of Acquiring Fund VRDP Shares received in each Reorganization will equal the aggregate liquidation preference of the corresponding Fund VRDP Shares held immediately prior to the Reorganization.

The outstanding VRDP Shares of each Fund had a 30-year final mandatory redemption date as of their original issue date, subject to earlier redemption or repurchase by the Fund, and pay an adjustable dividend rate set weekly by the remarketing agent. VRDP Shares to be issued by the Acquiring Fund will have the same final mandatory redemption dates as the Fund shares exchanged therefor. VRDP shareholders will have the right to give notice on any business day to tender the securities for remarketing in seven days. VRDP Shares will also be subject to a mandatory tender for

24

remarketing upon the occurrence of certain events, such as non-payment of dividends by a Fund, among others. Should a remarketing be unsuccessful, the dividend rate will reset to a maximum rate as defined in the governing documents of the VRDP Shares.

VRDP Shares will have the benefit of an unconditional demand feature pursuant to a purchase agreement provided by a bank acting as liquidity provider to ensure full and timely repayment of the liquidation preference amount plus any accumulated and unpaid dividends to holders upon the occurrence of certain events. The agreement requires the liquidity provider to purchase from holders all VRDP Shares tendered for sale that were not successfully remarketed. The liquidity provider also must purchase all outstanding VRDP Shares prior to termination of the purchase agreement, including by reason of the failure of the liquidity provider to maintain certain short-term ratings, if a Fund has not obtained an alternate purchase agreement before the termination date.

The obligation of the liquidity provider to purchase VRDP Shares pursuant to the purchase agreement will run to the benefit of VRDP holders of the applicable series and will be unconditional and irrevocable, and as such the short-term ratings assigned to the VRDP Shares are directly linked to the short-term creditworthiness of the associated liquidity provider. Each liquidity provider entered into a purchase agreement with respect to the VRDP shares of a Fund with an initial term of approximately 364 days, subject to periodic extension by agreement with the Fund. The initial term of the purchase agreement with the liquidity provider for each of the new VRDP Series is expected to be no less than the remaining term of the applicable purchase agreement with respect to the VRDP Shares of each Fund immediately prior to the Reorganizations.

Pursuant to the Statement Establishing and Fixing the Rights and Preferences of VRDP Shares (“Statement”) for each series of VRDP Shares and a fee agreement with the liquidity provider for the applicable series, the Acquiring Fund will have an obligation to redeem shares of the applicable series purchased by the liquidity provider pursuant to its obligations under the purchase agreement if the liquidity provider continues to be the beneficial owner for a period of six months and such shares cannot be successfully remarketed.

Each holder of VRDP Shares should review the more detailed information concerning the terms of the VRDP Shares to be issued in the Reorganizations contained in the Memorandum, which forms a part of this Joint Proxy Statement, and the other documents incorporated by reference or otherwise summarized in this Joint Proxy Statement and in the Memorandum, including the information set forth in the sections “Comparison of the Investment Objectives and Policies of the Acquiring Fund and the Acquired Funds” below and “Risk Factors” in the Memorandum as well as each form of Statement Establishing and Fixing the Rights and Preferences of VRDP Shares of the Acquiring Fund attached as an appendix to the Memorandum.

Differences Among VRDP Series Following the Reorganizations

Following the Reorganizations, the Acquiring Fund will have two series of VRDP Shares outstanding (each, a “VRDP Series” or “Series”).

Following the Reorganizations, the bank that served as liquidity provider for a Fund’s VRDP Series immediately prior to the Reorganizations will serve as liquidity provider for the new Series to be issued by the Acquiring Fund in exchange for such Fund’s VRDP Series. Accordingly, not all VRDP

25

Series will have the same bank serving as liquidity provider. The initial term of the purchase agreement with the liquidity provider for each of the new VRDP Series is expected to be no less than the remaining term of the applicable purchase agreement with respect to the VRDP Shares of each Fund immediately prior to the Reorganizations.

Each purchase agreement has an expiration date (a “Scheduled Termination Date”), subject to periodic extension or replacement. There is no assurance that a liquidity provider will renew, or continue to renew, the purchase agreement or that a replacement liquidity provider will be appointed. Each purchase agreement will provide for the renewal of the purchase obligation upon each Scheduled Termination Date for a minimum term of at least 180 days (or replacement with a purchase obligation with such minimum term). If a liquidity provider does not renew the purchase agreement and it is not replaced, all of the VRDP Shares of the relevant Series will be subject to mandatory purchase by the liquidity provider prior to the expiration of the purchase obligation.

Dividend rates may vary from Series to Series because, for example, the applicable remarketing agent may reset the rate for one Series at a different level from that set by the remarketing agent for a different Series, or the rate for one or more Series, but not all Series, must reset to the maximum rate (or a different level of maximum rate) depending on the terms of the applicable statement of preferences. Redemptions prior to the final mandatory redemption date for each Series may occur at different times and in different amounts from Series to Series due to differences in the respective Statement for each Series. In the event the Acquiring Fund were to make a partial redemption of VRDP Shares, the redemption may not necessarily be effected pro rata among all VRDP Series then outstanding.

Each VRDP Series will have a different final mandatory redemption date, as summarized below:

Fund	Current VRDP Series Outstanding and Mandatory Redemption Date	Acquiring Fund VRDP Series To Be Outstanding Following the Reorganizations
Premium Opportunity	VRDP Shares, Series 1 Final Mandatory Redemption Date: June 1, 2040	VRDP Shares, Series 2 Final Mandatory Redemption Date: June 1, 2040

Premier Opportunity	VRDP Shares, Series 1 Final Mandatory Redemption Date: December 1, 2040	VRDP Shares, Series 1 Final Mandatory Redemption Date: December 1, 2040

Differences Between Acquired Fund VRDP Shares and Acquiring Fund VRDP Shares

The following is a summary of the significant differences between the Statements for the VRDP Shares of the Funds and the corresponding Statements for the New VRDP Shares of the Acquiring Fund:

—

clarifying changes to resolve certain inconsistencies and ambiguities otherwise created by having multiple series of VRDP and other preferred shares concurrently outstanding, including clarification of exclusive voting rights by series (except as otherwise required by the 1940 Act) on matters affecting such series that do not adversely affect the rights of holders of any other preferred or common shares, in connection with the expected

26

issuance, under separate Statements, of series of VRDP of the Acquiring Fund designated Series 1 and Series 2;

—

changes reflected in the Statement for Series 2, as compared with the Statement for the VRDP Shares of the corresponding Acquired Fund (Premium Opportunity), to conform to the terms of the Series 1 VRDP that are currently in the Statement for the VRDP Shares of Premier Opportunity, consistent with the terms of VRDP offerings since December 2010 (inclusive).

—

add a provision that the Acquiring Fund will use reasonable best efforts to maintain at least one short-term rating of such series to the extent that the Liquidity Provider has a short-term debt rating, and clarify that the Acquiring Fund otherwise may terminate, without shareholder approval, the services of any and all rating agencies with respect to such series;

—	clarify that the Acquiring Fund can amend the Statement for such series without regard to ratings impact;

—

clarify that the Acquiring Fund may address a failure to cure a VRDP Basic Maintenance Amount breach by the cure date by accepting a downgrade or terminating the rating, in lieu of an otherwise mandatory redemption;

—

modify the Maximum Rate definition to provide that (i) the Applicable Percentage for below investment grade also applies in the absence of any long-term ratings and (ii) the Applicable Percentage will be based upon the higher, rather than lower, long-term rating in the event of a split;

—	delete from the Statement any requirement for a rating agency confirmation;

—	in the definition of Mandatory Purchase Event, change the specified minimum term for renewal or replacement of the VRDP Purchase Agreement from 364 days to 180 days; and

—	provide that, in connection with any remarketing, priority be given to remarketing of any VRDP Shares of such series, if any, then owned by the Liquidity Provider;

—

changes to facilitate the ability of the Acquiring Fund to replace a Liquidity Provider prior to a Scheduled Termination Date, which replacement, as is currently the case with any replacement of a Liquidity Provider, will constitute a Mandatory Tender Event;

—

changes to provide the Acquiring Fund with increased flexibility to provide for different or modified terms in connection with establishment of a Special Rate Period; the establishment of a Special Rate Period will require, as is currently the case, prior notice and the consent of the applicable Liquidity Provider and will constitute a Mandatory Tender Event;

—	changes to the asset coverage compliance dates and cure dates, and mandatory redemption provisions, to conform to the corresponding provisions in the MTP and VMTP series:

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—

test compliance with the Minimum VRDP Asset Coverage requirement each Business Day, instead of monthly, with the cure deadline not later than 30 calendar days following a breach, instead of ten Business Days; and

—

in connection with a mandatory redemption triggered by failure to cure a breach of the Minimum VRDP Asset Coverage requirement or the VRDP Basic Maintenance Amount requirement, the number of preferred shares to be redeemed may, at the Acquiring Fund’s sole option (to the extent permitted by the 1940 Act and Massachusetts law), include any number or proportion of preferred shares of any series; provided, that to the extent that the Acquiring Fund does a mandatory redemption of any VRDP Shares, the Acquiring Fund shall allocate the number to be redeemed pro rata among each series of VRDP Shares subject to redemption or retirement.

If holders of VRDP Shares of the Funds vote in favor of the Reorganizations, the new Statements described above will take effect. Accordingly, a vote in favor of the Reorganizations is effectively a vote in favor of the new Statements as described above.

Comparison of Massachusetts Business Trusts and Minnesota Corporations

The following description is based on relevant provisions of the Minnesota Business Corporation Act (the “MBCA”) and applicable Massachusetts law and each Fund’s operative documents. This summary does not purport to be complete and we refer you to the MBCA, applicable Massachusetts law and each Fund’s operative documents.

General

The Acquiring Fund and Premium Opportunity are each a Massachusetts business trust. A fund organized as a Massachusetts business trust is governed by the trust’s declaration of trust or similar instrument.

Massachusetts law allows the trustees of a business trust to set the terms of a fund’s governance in its declaration. All power and authority to manage the fund and its affairs generally reside with the trustees, and shareholder voting and other rights are limited to those provided to the shareholders in the declaration. Because Massachusetts law governing business trusts provides more flexibility compared to typical state corporate statutes, the Massachusetts business trust is a common form of organization for closed-end funds. However, some consider it less desirable than other entities because it relies on the terms of the applicable declaration and judicial interpretations rather than statutory provisions for substantive issues, such as the personal liability of shareholders and trustees, and does not provide the level of certitude that corporate laws like those of Minnesota, or newer statutory trust laws, such as those of Delaware, provide.

Premier Opportunity is a Minnesota corporation. A fund organized as a Minnesota corporation is governed both by the MBCA and the Minnesota corporation’s articles of incorporation and bylaws. For a Minnesota corporation, unlike a Massachusetts business trust, the MBCA prescribes many aspects of corporate governance.

Shareholders of a Minnesota corporation generally are shielded from personal liability for the corporation’s debts or obligations. Shareholders of a Massachusetts business trust, on the other hand, are not afforded the statutory limitation of personal liability generally afforded to shareholders of a

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corporation from the trust’s liabilities. Instead, the declaration of trust of a fund organized as a Massachusetts business trust typically provides that a shareholder will not be personally liable, and further provides for indemnification to the extent that a shareholder is found personally liable, for the fund’s acts or obligations. The declarations of trust for the Acquiring Fund and Dividend Advantage contain such provisions.

Similarly, the trustees of a Massachusetts business trust are not afforded statutory protection from personal liability for the obligations of the trust. The directors of a Minnesota corporation, on the other hand, generally are shielded from personal liability for the corporation’s acts or obligations by the MBCA. Courts in Massachusetts have, however, recognized limitations of a trustee’s personal liability in contract actions for the obligations of a trust contained in the trust’s declaration, and declarations may also provide that trustees may be indemnified out of the assets of the trust to the extent held personally liable. The declaration of trust for Premium Opportunity contains such provisions.

Massachusetts Business Trusts

Acquiring Fund and Premium Opportunity are each governed by its declaration of trust and by-laws. Under the declaration of trust, any determination as to what is in the interests of the Fund made by the trustees in good faith is conclusive, and in construing the provisions of the declaration of trust, there is a presumption in favor of a grant of power to the trustees. Further, the declaration of trust provides that certain determinations made in good faith by the trustees are binding upon the Fund and all shareholders, and shares are issued and sold on the condition and understanding, evidenced by the purchase of shares, that any and all such determinations shall be so binding. The following is a summary of some of the key provisions of the governing documents of the Acquiring Fund and Premium Opportunity (the “Massachusetts Funds”).

Shareholder Voting.    The declaration of trust of each Massachusetts Fund requires a shareholder vote on a number of matters, including certain amendments to the declaration of trust, the election of trustees, the merger or reorganization of the Fund (under certain circumstances) or sales of assets in certain circumstances and matters required to be voted by the 1940 Act.

Meetings of shareholders may be called by the trustees and by the written request of shareholders owning at least 10% of the outstanding shares entitled to vote. The by-laws of each Massachusetts Fund provide that the holders of a majority of the voting power of the shares of beneficial interest of the Fund entitled to vote at a meeting shall constitute a quorum for the transaction of business. The declaration of trust of each Massachusetts Fund provides that the affirmative vote of the holders of a majority of the shares present in person or by proxy and entitled to vote at a meeting of shareholders at which a quorum is present is required to approve a matter, except in the case of the election of trustees, which only requires a plurality vote, and for events to which other voting provisions apply under the 1940 Act or the declaration of trust and by-laws, such as the super-majority voting provisions with respect to a merger, consolidation or dissolution of, or sale of substantially all of the assets by, the Fund, or its conversion to an open-end investment company in certain circumstances under the terms of the declaration of trust.

Election and Removal of Trustees.    The declaration of trust of each Massachusetts Fund provides that the trustees determine the size of the Board, subject to a minimum of two and a maximum of twelve, and set and alter the terms of office of the trustees, and may make their terms of

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unlimited duration. It also provides that vacancies on the Board may be filled by the remaining trustees, except when election by the shareholders is required under the 1940 Act. Trustees are then elected by a plurality vote of the shareholders. A trustee may only be removed for cause by action of at least two-thirds of the remaining trustees or by action of at least two-thirds of the outstanding shares of the class or classes that elected such trustee.

Issuance of Shares.    Under the declaration of trust of each Massachusetts Fund, the trustees are permitted to issue an unlimited number of shares for such consideration and on such terms as the trustees may determine. Shareholders are not entitled to any preemptive rights or other rights to subscribe to additional shares, except as the trustees may determine. Shares are subject to such other preferences, conversion, exchange or similar rights, as the trustees may determine.

Classes.    The declaration of trust of each Massachusetts Fund gives broad authority to the trustees to establish classes or series in addition to those currently established and to determine the rights and preferences, conversion rights, voting powers, restrictions, limitations, qualifications or terms or conditions of redemptions of the shares of the classes or series. The trustees are also authorized to terminate a class or series without a vote of shareholders under certain circumstances.

Amendments to Declaration of Trust.    Amendments to the declaration of trust generally require the consent of shareholders owning more than 50% of shares entitled to vote, voting in the aggregate. Certain amendments may be made by the trustees without a shareholder vote, and any amendment to the voting requirements contained in the declaration of trust requires the approval of two-thirds of the outstanding common shares and preferred shares, voting in the aggregate and not by class except to the extent that applicable law or the declaration of trust may require voting by class.

Shareholder, Trustee and Officer Liability.    The declaration of trust of each Massachusetts Fund provides that shareholders have no personal liability for the acts or obligations of the Fund and require the Fund to indemnify a shareholder from any loss or expense arising solely by reason of his or her being or having been a shareholder and not because of his or her acts or omissions or for some other reasons. In addition, the Fund will assume the defense of any claim against a shareholder for personal liability at the request of the shareholder. Similarly, the declaration of trust provides that any person who is a trustee, officer or employee of the Fund is not personally liable to any person in connection with the affairs of the Fund, other than to the Fund and its shareholders arising from bad faith, willful misfeasance, gross negligence or reckless disregard for his or her duty. The declaration of trust further provides for indemnification of such persons and advancement of the expenses of defending any such actions for which indemnification might be sought. The declaration of trust also provides that the trustees may rely in good faith on expert advice.

Derivative Actions.    Massachusetts has what is commonly referred to as a “universal demand statute,” which requires that a shareholder make a written demand on the board, requesting the board members to bring an action, before the shareholder is entitled to bring or maintain a court action or claim on behalf of the entity.

Minnesota Corporations

A Minnesota corporation is governed by the MBCA, its articles of incorporation and bylaws. Some of the key provisions of the MBCA and the articles of incorporation and bylaws of Premier Opportunity (the “Minnesota Fund”) are summarized below.

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Shareholder Voting.    Under the MBCA, a Minnesota corporation generally cannot dissolve, amend its articles of incorporation, sell or otherwise transfer all or substantially all of its property and assets outside the ordinary course of business, or engage in a statutory share exchange, merger or consolidation unless approved by a vote of shareholders. Depending on the circumstances and the articles of incorporation of the corporation, there may be various exceptions to these votes. Shareholders of Minnesota corporations are generally entitled to one vote per share and fractional votes for fractional shares held. The Minnesota Fund’s articles of incorporation contain such provisions regarding fractional shares.

Election and Removal of Directors.    Shareholders of a Minnesota corporation generally are entitled to elect and remove directors. Shareholders of the Minnesota Fund may elect directors at any meeting at which a quorum is present. The MBCA and bylaws provide that directors are elected by a plurality of votes validly cast at such election. The MBCA does not require a corporation to hold an special meeting unless required by the articles of incorporation or bylaws. The Minnesota Fund’s bylaws state that special meetings of shareholders are not required and that a special meeting of shareholders may be called by shareholders holding 10% or more of the shares entitled to vote on the matters to be presented at the meeting. The articles of incorporation provide that a director may be removed from office only for cause, and then by a vote of the shareholders holding 66 2/3% of the shares entitled to vote at an election of directors.

Amendments to the Articles of Incorporation.    Under the MBCA, shareholders of corporations generally are entitled to vote on amendments to the articles of incorporation.

Issuance of Shares.    The board of directors of a Minnesota corporation has the power to authorize the issuance of shares. If so provided in the articles of incorporation (and the articles of incorporation of the Minnesota Fund does so provide), the board of directors may authorize the issuance of shares in more than one class or series, and prior to issuance of shares of each class or series, the board of directors must set the terms, preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends or other distributions, qualifications and terms or conditions of redemption for each class or series.

Shareholder, Director and Officer Liability.    Under Minnesota law, shareholders generally are not personally liable for debts or obligations of a corporation. Minnesota law provides that a director’s personal liability to the corporation or its shareholders for monetary damages for breach of fiduciary duty as a director may be eliminated or limited in the articles of incorporation, except for a director’s breach of the duty of loyalty, for acts or omissions not in good faith or that involve an intentional or knowing violation of law, or for any transaction from which the director derived an improper personal benefit. The articles of incorporation of the Minnesota Fund provide such a limitation of director liability. Minnesota law provides that, unless prohibited by a corporation’s articles of incorporation or bylaws, a corporation must indemnify and advance expenses to its directors for acts and omissions in their official capacity, subject to certain exceptions, and the articles of incorporation of the Minnesota Fund do not prohibit such indemnification or advances. The indemnification provisions and the limitation on liability are both subject to any limitations of the 1940 Act, which generally provides that no director or officer shall be protected from liability to the corporation or its shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office. The provisions governing the advance of expenses are subject to applicable requirements of the 1940 Act or rules thereunder.

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Preemptive Rights.    Pursuant to the Minnesota Fund’s articles of incorporation, shareholders of Premier Opportunity have no preemptive rights.

Dissenters’ Right of Appraisal.    Under Minnesota Law, shareholders are generally are entitled to assert dissenters’ rights in connection with certain amendments to the articles of incorporation, asset sales and reorganizations and obtain payment of the “fair value” of their shares, provided that they comply with the requirements of Minnesota law. These rights, however, are subject to certain exceptions under the MBCA, including, in the case of asset sales and reorganizations, if the shares to which the dissenters’ rights relate and the shares, if any, that a shareholder is to receive are traded on an exchange.

Derivative Actions.    Under Minnesota law, applicable case law at the time of a particular derivative action will establish any requirements or limitations with respect to shareholder derivative actions.

The foregoing is only a summary of certain rights of shareholders under the governing documents of the Funds and under applicable state law, and is not a complete description of provisions contained in those sources. Shareholders should refer to the provisions of those documents and state law directly for a more thorough description.

D.	ADDITIONAL INFORMATION ABOUT THE INVESTMENT POLICIES

Comparison of the Investment Objectives and Policies of the Acquiring Fund and the Funds

General

The funds have similar investment objectives and policies. The Acquiring Fund’s investment objectives are to provide current income exempt from regular federal income tax and the federal AMT and to enhance portfolio value relative to the municipal bond market by investing in tax-exempt municipal bonds that the fund’s Adviser believes are underrated or undervalued or that represent municipal market sectors that are undervalued. Premier Opportunity and Premium Opportunity have identical investment objectives, which are to provide current income exempt from regular federal income tax and to enhance portfolio value relative to the municipal bond market by investing in tax-exempt municipal bonds that the Adviser believes are underrated or undervalued or that represent municipal market sectors that are undervalued. Underrated municipal securities are those municipal securities whose ratings do not, in the Adviser’s or Sub-Adviser’s opinion, reflect their true value. They may be underrated because of the time that has elapsed since their last ratings, or because rating agencies have not fully taken into account positive factors, or for other reasons. Undervalued municipal securities are those securities that, in the Adviser’s or Sub-Adviser’s opinion, are worth more than their market value. They may be undervalued because there is a temporary excess of supply in that particular sector (such as hospital bonds, or bonds of a particular municipal issuer). The Adviser or Sub-Adviser may buy such a security even if the value of that security is consistent with the value of other securities in that sector. Municipal securities also may be undervalued because there has been a general decline in the market price of municipal securities for reasons that do not apply to the particular municipal securities that the Adviser or Sub-Adviser considers undervalued. The Adviser or Sub-Adviser believes that the prices of these municipal securities should ultimately reflect their true value.

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Each fund attempts to increase its portfolio value relative to the municipal bond market by prudent selection of municipal bonds regardless of the direction the market may move. There can be no assurance that a fund’s attempt to increase its portfolio value relative to the municipal bond market will succeed. To the extent that it does succeed, however, such success would increase the amount of net capital gains or reduce the amount of net capital losses that a fund would otherwise have realized. While this incremental increase in net realized gains due to successful value investing, if any, is expected to be modest over time, it would tend to result in the distribution, over time, of a modestly greater amount of taxable capital gains to common shareholders and preferred shareholders. See “Additional Information About the Acquiring Fund—Federal Income Tax Matters Associated with Investment in the Acquiring Fund.”

Each fund’s investment objectives are fundamental policies of the fund, and may not be changed, without the approval of the holders of a majority of the outstanding common shares and preferred shares voting as a single class, and of holders of a majority of the outstanding preferred shares voting separately as a single class. For purposes of the funds’ objectives, policies and investment strategies, municipal bonds and municipal obligations are treated as municipal securities.

Investment Policies

The funds have similar investment policies. Under normal circumstances, the Acquiring Fund will invest at least 80% of its Managed Assets in portfolio securities that pay interest exempt from regular federal income tax and from the federal AMT. Under normal circumstances, each Acquired Fund will invest at least 80% of its Managed Assets in a portfolio of securities that pay interest exempt from regular federal income tax. The Acquired Funds do not have any policy regarding investments in securities subject to the federal AMT and may have substantial holdings of securities subject to such tax.

Under normal circumstances, each fund invests at least 80% of its Managed Assets in investment grade securities that, at the time of investment, are rated within the four highest grades (Baa or BBB or better) by at least one NRSRO or are unrated but judged to be of comparable quality by the Adviser. Each fund may invest up to 20% of its Managed Assets in municipal securities that at the time of investment are rated below investment grade or are unrated but judged to be of comparable quality by the Adviser. No more than 10% of a fund’s Managed Assets may be invested in municipal securities rated below B3/B- or that are unrated but judged to be of comparable quality by the Adviser.

The foregoing credit quality policy applies only at the time a security is purchased, and a fund is not required to dispose of a security in the event that a rating agency subsequently downgrades its assessment of the credit characteristics of a particular issue. In determining whether to retain or sell such a security, the Adviser or Sub-Adviser may consider such factors as its assessment of the credit quality of the issuer of such security, the price at which such security could be sold and the rating, if any, assigned to such security by other rating agencies. See “Proposal No. 1—Additional Information About the Investment Policies—Municipal Securities” below for a general description of the economic and credit characteristics of municipal securities.

The funds may enter into derivative instruments to achieve its investment objectives, enhance return, hedge certain risks of its investments in fixed income securities or as a substitute for a position in the underlying asset. Such instruments include financial futures contracts, swap contracts (including credit default swaps and interest rate swaps), options on financial futures, options on swap contracts, or

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other derivative instruments. A fund may not enter into a futures contract or related options or forward contracts if more than 30% of the fund’s net assets would be represented by futures contracts or more than 5% of the fund’s net assets would be committed to initial margin deposits and premiums on future contracts or related options.

Each fund may invest in inverse floating rate securities. The Acquiring Fund may invest up to 15% of its net assets in inverse floating rate securities, while each Acquired Fund may invest up to 15% of its Managed Assets in inverse floating rate securities. Inverse floating rate securities represent a leveraged investment in the underlying municipal bond deposited. Inverse floating rate securities offer the opportunity for higher income than the underlying bond, but will subject a fund to the risk of lower or even no income if short-term interest rates rise sufficiently. By investing in an inverse floating rate security rather than directly in the underlying bond, the fund will experience a greater increase in its common share net asset value if the underlying municipal bond increases in value, but will also experience a correspondingly larger decline in its common share net asset value if the underlying bond declines in value.

Each fund may borrow money for the repurchase of its shares or for temporary or emergency purposes, such as for the payment of dividends or the settlement of portfolio transactions. While any such borrowings exceed 5% of total assets, no additional purchases of investment securities will be made. Each fund may also invest in securities of other open- or closed-end investment companies that invest primarily in municipal bonds of the types in which the fund may invest directly. See “Proposal No. 1—Additional Information About the Investment Policies—Other Investment Companies.”

Each Acquired Fund is diversified for purposes of the 1940 Act. Consequently, as to 75% of its assets, each of the Acquired Funds may not invest more than 5% of its total assets in the securities of any single issuer, except that this limitation does not apply to securities of the U.S. Government, its agencies and instrumentalities.

The Acquired Funds are subject to certain fundamental policies that do not apply to, or are different from, the fundamental policies of the Acquiring Fund. In particular, unlike the Acquiring Fund, each of Premier Opportunity and Premium Opportunity may not:

1)	pledge, mortgage or hypothecate its assets, except that, to secure borrowings permitted by the Fund’s fundamental investment policy relating to borrowing for temporary or emergency purposes or for the repurchase of its shares, it may pledge securities having a market value at the time of pledge not exceeding 20% of the value of the Fund’s total assets;

2)	invest more than 10% of its total assets in repurchase agreements maturing in more than seven days; and

3)	purchase or retain the securities of any issuer other than the securities of the Fund if, to the Fund’s knowledge, those directors of the Fund, or those officers and directors of the Adviser, who individually own beneficially more than 1/2 of 1% of the outstanding securities of such issuer, together own beneficially more than 5% of such outstanding securities.

During temporary defensive periods and in order to keep its cash fully invested, each fund may invest up to 100% of its net assets in short-term investments including high quality, short-term

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securities that may be either tax exempt or taxable. It is the intent of each fund to invest in taxable short-term investments only in the event that suitable tax-exempt short-term investments are not available at reasonable prices and yields. Investment in taxable short-term investments would result in a portion of your dividends being subject to regular federal income taxes.

Portfolio Investments

As used in this Joint Proxy Statement, the term “municipal securities” includes municipal securities with relatively short-term maturities. Some of these short-term securities may be variable or floating rate securities. Each fund, however, emphasizes investments in municipal securities with long- or intermediate-term maturities. Each fund buys municipal securities with different maturities and intends to maintain an average portfolio maturity of 15 to 30 years, although this may be shortened depending on market conditions. If the long-term municipal security market is unstable, a fund may temporarily invest up to 100% of its assets in temporary investments. Temporary investments are high-quality, generally uninsured, short-term municipal securities that may either be tax-exempt or taxable. A fund will buy taxable temporary investments only if suitable tax-exempt temporary investments are not available at reasonable prices and yields. A fund will invest only in taxable temporary securities that are U.S. Government securities or corporate debt securities rated within the highest grade by Moody’s, S&P or Fitch, and that mature within one year from the date of purchase or carry a variable or floating rate of interest. Each fund’s policies on securities ratings only apply when a fund buys a security, and a fund is not required to sell securities that have been downgraded. Each fund also may invest in taxable temporary investments that are certificates of deposit from U.S. banks with assets of at least $1 billion, or repurchase agreements. Each fund allocates taxable income on temporary investments, if any, proportionately between common shares and preferred shares, based on the percentage of total dividends distributed to each class for that year.

Municipal Securities

General.    The funds may invest in various municipal securities, including municipal bonds and notes and other securities issued to finance and refinance public projects, and other related securities that provide for the payment of income that is exempt from regular federal income tax.

States, local governments and municipalities issue municipal securities to raise money for public purposes such as building public facilities, refinancing outstanding obligations, and financing internal operating expenses. Municipal securities are generally either general obligation bonds, which are backed by the full faith and credit of the issuer and may be repaid from any revenue source, or revenue bonds, which may be repaid only from the revenues of a specific facility or source. The funds also may buy municipal securities that represent interests in lease obligations. These securities carry special risks because the issuer may not be required to appropriate money annually to make payments under the lease. To reduce this risk, the funds will only buy these securities where the issuer has a strong incentive to continue making appropriations until the municipal security matures. The funds do not have any limits on investing in lease obligations that do not contain a “non-appropriation” clause. Each fund may invest no more than 10% of its net assets in municipal securities issued by U.S. possessions or territories, which pay interest exempt from regular federal income tax.

The funds may buy municipal securities that pay a variable or floating rate of interest that changes with changes in specified market rates or indices, such as a bank prime rate or a tax-exempt money market index.

Yields on municipal securities depend on many factors, including the condition of the general money market and the municipal security market, the size of a particular offering, and the maturity and

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rating of a particular municipal security. Moody’s, S&P’s and Fitch’s ratings represent their opinions of the quality of a particular municipal security, but these ratings are general and are not absolute quality standards. Therefore, municipal securities with the same maturity, coupon, and rating may have different yields, while municipal securities with the same maturity and coupon and different ratings may have the same yield. The market value of municipal securities will vary with changes in interest rates and in the ability of their issuers to make interest and principal payments.

Obligations of municipal security issuers are subject to bankruptcy, insolvency, and other laws affecting the rights and remedies of creditors. These obligations also may be subject to future federal or state laws or referenda that extend the time to payment of interest and/or principal, or that constrain the enforcement of these obligations or the power of municipalities to levy taxes. Legislation or other conditions may materially affect the power of a municipal security issuer to pay interest and/or principal when due.

Municipal Leases and Certificates of Participation.    Each fund may purchase municipal securities that represent lease obligations and certificates of participation in such leases. These carry special risks because the issuer of the securities may not be obligated to appropriate money annually to make payments under the lease. A municipal lease is an obligation in the form of a lease or installment purchase that is issued by a state or local government to acquire equipment and facilities. Income from such obligations generally is exempt from state and local taxes in the state of issuance. Leases and installment purchase or conditional sale contracts (which normally provide for title to the leased asset to pass eventually to the governmental issuer) have evolved as a means for governmental issuers to acquire property and equipment without meeting the constitutional and statutory requirements for the issuance of debt. The debt issuance limitations are deemed to be inapplicable because of the inclusion in many leases or contracts of “non-appropriation” clauses that relieve the governmental issuer of any obligation to make future payments under the lease or contract unless money is appropriated for such purpose by the appropriate legislative body on a yearly or other periodic basis. In addition, such leases or contracts may be subject to the temporary abatement of payments in the event the issuer is prevented from maintaining occupancy of the leased premises or utilizing the leased equipment or facilities. Although the obligations may be secured by the leased equipment or facilities, the disposition of the property in the event of non-appropriation or foreclosure might prove difficult, time consuming and costly, and result in a delay in recovering, or the failure to recover fully, a fund’s original investment. To the extent that the funds invest in unrated municipal leases or participates in such leases, the credit quality rating and risk of cancellation of such unrated leases will be monitored on an ongoing basis. In order to reduce this risk, the funds purchase only municipal securities representing lease obligations where the Adviser believes the issuer has a strong incentive to continue making appropriations until maturity.

A certificate of participation represents an undivided interest in an unmanaged pool of municipal leases, an installment purchase agreement or other instruments. The certificates are typically issued by a municipal agency, a trust or other entity that has received an assignment of the payments to be made by the state or political subdivision under such leases or installment purchase agreements. Such certificates provide the funds with the right to a pro rata undivided interest in the underlying municipal securities. In addition, such participations generally provide the funds with the right to demand payment, on not more than seven days’ notice, of all or any part of the funds’ participation interest in the underlying municipal securities, plus accrued interest.

Municipal Notes.    Municipal securities in the form of notes generally are used to provide for short-term capital needs, in anticipation of an issuer’s receipt of other revenues or financing, and

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typically have maturities of up to three years. Such instruments may include tax anticipation notes, revenue anticipation notes, bond anticipation notes, tax and revenue anticipation notes and construction loan notes. Tax anticipation notes are issued to finance the working capital needs of governments. Generally, they are issued in anticipation of various tax revenues, such as income, sales, property, use and business taxes, and are payable from these specific future taxes. Revenue anticipation notes are issued in expectation of receipt of other kinds of revenue, such as federal revenues available under federal revenue-sharing programs. Bond anticipation notes are issued to provide interim financing until long-term bond financing can be arranged. In most cases, the long-term bonds then provide the funds needed for repayment of the bond anticipation notes. Tax and revenue anticipation notes combine the funding sources of both tax anticipation notes and revenue anticipation notes. Construction loan notes are sold to provide construction financing. Mortgage notes insured by the Federal Housing Authority secure these notes; however, the proceeds from the insurance may be less than the economic equivalent of the payment of principal and interest on the mortgage note if there has been a default. The anticipated revenues from taxes, grants or bond financings generally secure the obligations of an issuer of municipal notes. An investment in such instruments, however, presents a risk that the anticipated revenues will not be received or that such revenues will be insufficient to satisfy the issuer’s payment obligations under the notes or that refinancing will be otherwise unavailable.

Pre-Refunded Municipal Securities.    The principal of, and interest on, pre-refunded municipal securities are no longer paid from the original revenue source for the securities. Instead, the source of such payments is typically an escrow fund consisting of U.S. Government securities. The assets in the escrow fund are derived from the proceeds of refunding bonds issued by the same issuer as the pre-refunded municipal securities. Issuers of municipal securities use this advance refunding technique to obtain more favorable terms with respect to securities that are not yet subject to call or redemption by the issuer. For example, advance refunding enables an issuer to refinance debt at lower market interest rates, restructure debt to improve cash flow or eliminate restrictive covenants in the indenture or other governing instrument for the pre-refunded municipal securities. However, except for a change in the revenue source from which principal and interest payments are made, the pre-refunded municipal securities remain outstanding on their original terms until they mature or are redeemed by the issuer.

Private Activity Bonds.    Private activity bonds, formerly referred to as industrial development bonds, are issued by or on behalf of public authorities to obtain funds to provide privately operated housing facilities, airport, mass transit or port facilities, sewage disposal, solid waste disposal or hazardous waste treatment or disposal facilities and certain local facilities for water supply, gas or electricity. Other types of private activity bonds, the proceeds of which are used for the construction, equipment, repair or improvement of privately operated industrial or commercial facilities, may constitute municipal securities, although the current federal tax laws place substantial limitations on the size of such issues.

Inverse Floating Rate Securities.    Inverse floating rate securities (sometimes referred to as “inverse floaters”) are securities whose interest rates bear an inverse relationship to the interest rate on another security or the value of an index. Generally, inverse floating rate securities represent beneficial interests in a special purpose trust formed by a third-party sponsor for the purpose of holding municipal bonds. The special purpose trust typically sells two classes of beneficial interests or securities: floating rate securities (sometimes referred to as short-term floaters or tender option bonds) and inverse floating rate securities (sometimes referred to as inverse floaters or residual interest securities). Both classes of beneficial interests are represented by certificates. The short-term floating rate securities have first

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priority on the cash flow from the municipal bonds held by the special purpose trust. Typically, a third party, such as a bank, broker-dealer or other financial institution, grants the floating rate security holders the option, at periodic intervals, to tender their securities to the institution and receive the face value thereof. As consideration for providing the option, the financial institution receives periodic fees.

The holder of the short-term floater effectively holds a demand obligation that bears interest at the prevailing short-term, tax-exempt rate. However, the institution granting the tender option will not be obligated to accept tendered short-term floaters in the event of certain defaults or a significant downgrade in the credit rating assigned to the bond issuer. For its inverse floating rate investment, each fund receives the residual cash flow from the special purpose trust. Because the holder of the short term floater is generally assured liquidity at the face value of the security, a fund as the holder of the inverse floater assumes the interest rate cash flow risk and the market value risk associated with the municipal bond deposited into the special purpose trust. The volatility of the interest cash flow and the residual market value will vary with the degree to which the trust is leveraged. This is expressed in the ratio of the total face value of the short-term floaters in relation to the value of the inverse floaters that are issued by the special purpose trust, and can exceed three times for more “highly leveraged” trusts. All voting rights and decisions to be made with respect to any other rights relating to the municipal bonds held in the special purpose trust are passed through to the funds, as the holder of the residual inverse floating rate securities.

Because increases in the interest rate on the short-term floaters reduce the residual interest paid on inverse floaters, and because fluctuations in the value of the municipal bond deposited in the special purpose trust affect the value of the inverse floater only, and not the value of the short-term floater issued by the trust, inverse floaters’ value is generally more volatile than that of fixed rate bonds. The market price of inverse floating rate securities is generally more volatile than the underlying bonds due to the leveraging effect of this ownership structure. These securities generally will underperform the market of fixed rate bonds in a rising interest rate environment (i.e., when bond values are falling), but tend to out-perform the market of fixed rate bonds when interest rates decline or remain relatively stable. Although volatile, inverse floaters typically offer the potential for yields higher than those available on fixed rate bonds with comparable credit quality, coupon, call provisions and maturity. Inverse floaters have varying degrees of liquidity or illiquidity based upon the ability to sell the underlying bonds deposited in a special purpose trust at an attractive price.

Each fund may invest in inverse floating rate securities issued by special purpose trusts whose sponsors have recourse to the fund pursuant to a separate shortfall and forbearance agreement. Such an agreement would require a fund to reimburse the third-party sponsor of the trust, upon termination of the trust issuing the inverse floater, for the difference between the liquidation value of the bonds held in the trust and the principal amount due to the holders of floating rate securities issued by the trust. A fund will enter into such a recourse agreement (i) when the liquidity provider with respect to the floating rate securities issued by the special purpose trust requires such a recourse agreement because the level of leverage in the special purpose trust exceeds the level that the liquidity provider is willing to support absent such an agreement; and/or (ii) to seek to prevent the liquidity provider from collapsing the special purpose trust in the event that the municipal obligation held in the trust has declined in value. In an instance where a fund has entered such a recourse agreement, the fund may suffer a loss that exceeds the amount of its original investment in the inverse floating rate securities; such loss could be as great as that original investment amount plus the face amount of the floating rate securities issued by the trust.

Each fund will segregate or earmark liquid assets with its custodian in accordance with the 1940 Act to cover its obligations with respect to its investments in special purpose trusts.

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Each fund invests in both inverse floating rate securities and floating rate securities (as discussed below) issued by the same special purpose trust.

Floating Rate Securities.    Each fund may also invest in floating rate securities, as described above, issued by special purpose trusts. Floating rate securities may take the form of short-term floating rate securities or the option period may be substantially longer. Generally, the interest rate earned will be based upon the market rates for municipal securities with maturities or remarketing provisions that are comparable in duration to the periodic interval of the tender option, which may vary from weekly, to monthly, to extended periods of one year or multiple years. Since the option feature has a shorter term than the final maturity or first call date of the underlying bond deposited in the trust, a fund as the holder of the floating rate securities relies upon the terms of the agreement with the financial institution furnishing the option as well as the credit strength of that institution. As further assurance of liquidity, the terms of the trust provide for a liquidation of the municipal bond deposited in the trust and the application of the proceeds to pay off the floating rate securities. The trusts that are organized to issue both short-term floating rate securities and inverse floaters generally include liquidation triggers to protect the investor in the floating rate securities.

Special Taxing Districts.    Special taxing districts are organized to plan and finance infrastructure developments to induce residential, commercial and industrial growth and redevelopment. The bond financing methods such as tax increment finance, tax assessment, special services district and Mello-Roos bonds, are generally payable solely from taxes or other revenues attributable to the specific projects financed by the bonds without recourse to the credit or taxing power of related or overlapping municipalities. They often are exposed to real estate development-related risks and can have more taxpayer concentration risk than general tax-supported bonds, such as general obligation bonds.

Further, the fees, special taxes, or tax allocations and other revenues that are established to secure such financings are generally limited as to the rate or amount that may be levied or assessed and are not subject to increase pursuant to rate covenants or municipal or corporate guarantees. The bonds could default if development failed to progress as anticipated or if larger taxpayers failed to pay the assessments, fees and taxes as provided in the financing plans of the districts.

When-Issued and Delayed-Delivery Transactions

Each fund may buy and sell municipal securities on a when-issued or delayed-delivery basis, making payment or taking delivery at a later date, normally within 15 to 45 days of the trade date. This type of transaction may involve an element of risk because no interest accrues on the bonds prior to settlement and, because bonds are subject to market fluctuations, the value of the bonds at time of delivery may be less (or more) than cost. A separate account of each fund will be established with its custodian consisting of cash, cash equivalents, or liquid securities having a market value at all times at least equal to the amount of the commitment.

Zero Coupon Bonds

A zero coupon bond is a bond that does not pay interest either for the entire life of the obligation or for an initial period after the issuance of the obligation. When held to its maturity, its return comes from the difference between the purchase price and its maturity value. A zero coupon bond is normally issued and traded at a deep discount from face value. Zero coupon bonds allow an

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issuer to avoid or delay the need to generate cash to meet current interest payments and, as a result, may involve greater credit risk than bonds that pay interest currently or in cash. A fund would be required to distribute the income on any of these instruments as it accrues, even though the fund will not receive all of the income on a current basis or in cash. Thus, a fund may have to sell other investments, including when it may not be advisable to do so, to make income distributions to its shareholders.

Structured Notes

Each fund may utilize structured notes and similar instruments for investment purposes and also for hedging purposes. Structured notes are privately negotiated debt obligations where the principal and/or interest is determined by reference to the performance of a benchmark asset, market or interest rate (an “embedded index”), such as selected securities, an index of securities or specified interest rates, or the differential performance of two assets or markets. The terms of such structured instruments normally provide that their principal and/or interest payments are to be adjusted upwards or downwards (but not ordinarily below zero) to reflect changes in the embedded index while the structured instruments are outstanding. As a result, the interest and/or principal payments that may be made on a structured product may vary widely, depending upon a variety of factors, including the volatility of the embedded index and the effect of changes in the embedded index on principal and/or interest payments. The rate of return on structured notes may be determined by applying a multiplier to the performance or differential performance of the referenced index or indices or other assets. Application of a multiplier involves leverage that will serve to magnify the potential for gain and the risk of loss. These types of investments may generate taxable income.

Derivatives

Each fund may invest in certain derivative instruments in pursuit of its investment objectives. Such instruments include financial futures contracts, swap contracts (including interest rate and credit default swaps), options on financial futures, options on swap contracts or other derivative instruments. In particular, a fund may use credit default swaps and interest rate swaps. Credit default swaps may require initial premium (discount) payments as well as periodic payments (receipts) related to the interest leg of the swap or to the default of a reference obligation. If a fund is a seller of a contract, the fund would be required to pay the par (or other agreed upon) value of a referenced debt obligation to the counterparty in the event of a default or other credit event by the reference issuer, such as a U.S. or foreign corporate issuer, with respect to such debt obligations. In return, such fund would receive from the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, such fund would keep the stream of payments and would have no payment obligations. As the seller, a fund would be subject to investment exposure on the notional amount of the swap. If a fund is a buyer of a contract, the fund would have the right to deliver a referenced debt obligation and receive the par (or other agreed-upon) value of such debt obligation from the counterparty in the event of a default or other credit event (such as a credit downgrade) by the reference issuer, such as a U.S. or foreign corporation, with respect to its debt obligations. In return, such fund would pay the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, the counterparty would keep the stream of payments and would have no further obligations to such fund. Interest rate swaps involve the exchange by a fund with a counterparty of their respective commitments to pay or receive interest, such as an exchange of fixed-rate payments for floating rate payments. A fund will usually enter into interest rate swaps on a net basis; that is, the two payment streams will be netted out in a cash

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settlement on the payment date or dates specified in the instrument, with the fund receiving or paying, as the case may be, only the net amount of the two payments.

The Adviser may use derivative instruments to seek to enhance return, to hedge some of the risk of each fund’s investments in municipal securities or as a substitute for a position in the underlying asset. These types of strategies may generate taxable income.

There is no assurance that these derivative strategies will be available at any time or that the Adviser will determine to use them for a fund or, if used, that the strategies will be successful.

Other Investment Companies

Each fund may invest up to 10% of its Managed Assets in securities of other open- or closed-end investment companies (including exchange-traded funds (“ETFs”)) that invest primarily in municipal securities of the types in which the fund may invest directly. In addition, each fund may invest a portion of its Managed Assets in pooled investment vehicles (other than investment companies) that invest primarily in municipal securities of the types in which the fund may invest directly. Each fund generally expects that it may invest in other investment companies and/or other pooled investment vehicles either during periods when it has large amounts of uninvested cash or during periods when there is a shortage of attractive, high-yielding municipal securities available in the market. Each fund may invest in investment companies that are advised by the Adviser or its affiliates to the extent permitted by applicable law and/or pursuant to exemptive relief from the SEC. As a shareholder in an investment company, a fund will bear its ratable share of that investment company’s expenses and would remain subject to payment of the fund’s advisory and administrative fees with respect to assets so invested. Common shareholders would therefore be subject to duplicative expenses to the extent a fund invests in other investment companies.

The Adviser will take expenses into account when evaluating the investment merits of an investment in an investment company relative to available municipal security investments. In addition, the securities of other investment companies may also be leveraged and will therefore be subject to the same leverage risks described herein. The net asset value and market value of leveraged shares will be more volatile, and the yield to common shareholders will tend to fluctuate more than the yield generated by unleveraged shares.

Investment Portfolio and Capital Structure Strategies to Manage Leverage Risk

Common shareholders of each fund are subject to the risks of leverage primarily in the form of additional common share earnings and net asset value risk, associated with a fund’s use of financial leverage in the form of preferred shares or inverse floating rate securities.

In an effort to mitigate these risks, each fund and the Adviser seek to maintain the fund’s financial leverage within an established range, and to rebalance leverage levels if the fund’s leverage ratio moves outside this range to a meaningful degree for a persistent period of time. A fund may rebalance leverage levels in one or more ways, including by increasing/reducing the amount of leverage outstanding and issuing/repurchasing common shares. Reducing leverage may require a fund to raise cash through the sale of portfolio securities at times and/or at prices that would otherwise be unattractive for the fund. Each fund may also seek to diversify its capital structure and the risks associated with leverage by employing multiple forms of leverage. Each fund and the Adviser will

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weigh the relative potential benefits and risks as well as the costs associated with a particular action, and will take such action only if it determines that on balance the likely potential benefits outweigh the associated risks and costs.

Hedging Strategies

Each fund may use various investment strategies designed to limit the risk of bond price fluctuations and to preserve capital. These hedging strategies include using credit default swaps, interest rate swaps on taxable or tax-exempt indices, forward start interest rate swaps and options on interest rate swaps, financial futures contracts, options on financial futures or options based on either an index of long-term municipal securities or on taxable debt securities whose prices, in the opinion of the Adviser, correlate with the prices of a fund’s investments. These hedging strategies may generate taxable income.

The Board of each fund recommends that shareholders vote “FOR” the approval of the Reorganization.

ADDITIONAL INFORMATION ABOUT THE ACQUIRING FUND

Certain Provisions in the Acquiring Fund’s Declaration of Trust and By-Laws

Please see “Certain Provisions in the Declaration of Trust and By-Laws” in the Memorandum for a description of your rights under Massachusetts law and describing additional rights contained in the Acquiring Fund’s Declaration of Trust and By-Laws.

Repurchase of Common Shares; Conversion to Open-End Fund

The Acquiring Fund is a closed-end management investment company, and as such its shareholders do not have the right to cause the Acquiring Fund to redeem their common shares. Instead, the common shares of the Acquiring Fund trade in the open market at a price that is a function of several factors, including dividend levels (which are in turn affected by expenses), net asset value, call protection, dividend stability, portfolio credit quality, relative demand for and supply of such shares in the market, general market and economic conditions and other factors. Because common shares of closed-end management investment companies may frequently trade at prices lower than net asset value, the Acquiring Fund’s Board has determined that, at least annually, it will consider action that might be taken to reduce or eliminate any material discount from net asset value in respect of common shares, which may include the repurchase of such shares in the open market or in private transactions, the making of a tender offer for such shares at net asset value, or the conversion of the Acquiring Fund to an open-end investment company. There is no assurance that the Acquiring Fund’s Board will decide to take any of these actions, or that share repurchases or tender offers will actually reduce market discount.

Notwithstanding the foregoing, at any time when the Acquiring Fund’s preferred shares are outstanding, the Acquiring Fund may not purchase, redeem or otherwise acquire any of its common shares unless (1) all accumulated but unpaid preferred shares dividends due to be paid have been paid and (2) at the time of such purchase, redemption or acquisition, the net asset value of the Acquiring Fund’s portfolio (determined after deducting the acquisition price of the common shares) is at least 200% of the liquidation value (expected to equal the original purchase price per share plus any

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accumulated but unpaid dividends thereon) of the outstanding preferred shares, including MTP, VMTP and VRDP Shares.

If the Acquiring Fund converted to an open-end investment company, it would be required to redeem all its preferred shares then outstanding (requiring in turn that it liquidate a portion of its investment portfolio), and the common shares would no longer be listed on an exchange. In contrast to a closed-end management investment company, shareholders of an open-end management investment company may require the company to redeem their shares at any time (except in certain circumstances as authorized by or under the 1940 Act) at their net asset value, less any redemption charge that is in effect at the time of redemption. See “Certain Provisions in the Acquiring Fund’s Declaration of Trust and By-Laws” above for a discussion of the voting requirements applicable to the conversion of the Acquiring Fund to an open-end management investment company.

Before deciding whether to take any action if the common shares trade below net asset value, the Board would consider all relevant factors, including the extent and duration of the discount, the liquidity of the Acquiring Fund’s portfolio, the impact of any action that might be taken on the Acquiring Fund or its shareholders, and market considerations. Based on these considerations, even if the Acquiring Fund’s common shares should trade at a discount, the Board may determine that, in the interest of the Acquiring Fund, no action should be taken.

Federal Income Tax Matters Associated with Investment in the Acquiring Fund

The following information is meant as a general summary of certain federal income tax matters for U.S. shareholders. Investors should rely on their own tax adviser for advice about the particular federal, state and local tax consequences to them of investing in the Acquiring Fund. The Acquiring Fund has elected to be treated and intends to qualify each year (including the taxable year in which the Reorganizations occur) as a regulated investment company (“RIC”) under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). In order to qualify as a RIC, the Acquiring Fund must satisfy certain requirements regarding the sources of its income, the diversification of its assets and the distribution of its income. As a RIC, the Acquiring Fund is not expected to be subject to federal income tax on the income and gains it distributes to its shareholders. The Acquiring Fund primarily invests in municipal securities the income from which is exempt from regular federal income tax. Thus, substantially all of the Acquiring Fund’s dividends paid to you should qualify as “exempt-interest dividends.” A shareholder treats an exempt-interest dividend as interest on state and local bonds exempt from regular federal income tax. Federal income tax law imposes an alternative minimum tax with respect to corporations, individuals, trusts and estates. Interest on certain municipal obligations, such as certain private activity bonds, is included as an item of tax preference in determining the amount of a taxpayer’s alternative minimum taxable income. To the extent that the Acquiring Fund receives income from such municipal obligations, a portion of the dividends paid by the Acquiring Fund, although exempt from regular federal income tax, will be taxable to shareholders to the extent that their tax liability is determined under the federal alternative minimum tax. The Acquiring Fund will annually provide a report indicating the percentage of the Acquiring Fund’s income attributable to municipal obligations subject to the federal alternative minimum tax. The Acquiring Fund, however, attempts to limit income subject to the federal alternative minimum tax applicable to individuals. Corporations are subject to special rules in calculating their federal alternative minimum taxable income with respect to interest from such municipal obligations.

On September 12, 2011, President Obama submitted to Congress the American Jobs Act of 2011. If enacted in its proposed form, this Act generally would limit the exclusion from gross income

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of tax-exempt interest (which includes exempt-interest dividends received from the Acquiring Fund) for individuals whose adjusted gross income for federal income tax purposes exceeds certain thresholds for taxable years beginning on or after January 1, 2013 in order to provide a tax benefit not greater than 28% of such interest. Such proposal could affect the value of the municipal bonds owned by the Acquiring Fund. The likelihood of this Act being enacted in the form introduced or in some other form cannot be predicted. Shareholders should consult their own tax advisers regarding the potential consequences of this Act on their investment in the Acquiring Fund.

In addition to exempt-interest dividends, the Acquiring Fund may also distribute to its shareholders amounts that are treated as long-term capital gain or ordinary income (which may include short-term capital gains). These distributions may be subject to federal, state and local taxation, depending on a shareholder’s situation. Net capital gain distributions (the excess of net long-term capital gain over net short-term capital loss) are generally taxable at rates applicable to long-term capital gains regardless of how long a shareholder has held its shares. Long-term capital gains are currently taxable to noncorporate shareholders at a maximum federal income tax rate of 15%. Absent further legislation, the maximum 15% rate on long-term capital gains will cease to apply to taxable years beginning after December 31, 2012. In addition, for taxable years beginning after December 31, 2012, certain individuals, estates and trusts will be subject to a 3.8% Medicare tax on net investment income, including net capital gains and other taxable dividends. The Acquiring Fund does not expect that any part of its distributions to shareholders from its investments will qualify for the dividends-received deduction available to corporate shareholders or as “qualified dividend income” to noncorporate shareholders.

As a RIC, the Acquiring Fund will not be subject to federal income tax in any taxable year provided that it meets certain distribution requirements. The Acquiring Fund may retain for investment some (or all) of its net capital gain. If the Acquiring Fund retains any net capital gain or investment company taxable income, it will be subject to tax at regular corporate rates on the amount retained. If the Acquiring Fund retains any net capital gain, it may designate the retained amount as undistributed capital gains in a notice to its shareholders who, if subject to federal income tax on long-term capital gains, (i) will be required to include in income for federal income tax purposes, as long-term capital gain, their share of such undistributed amount; (ii) will be entitled to credit their proportionate shares of the federal income tax paid by the Acquiring Fund on such undistributed amount against their federal income tax liabilities, if any; and (iii) may claim refunds to the extent the credit exceeds such liabilities. For federal income tax purposes, the basis of shares owned by a shareholder of the Acquiring Fund will be increased by an amount equal to the difference between the amount of undistributed capital gains included in the shareholder’s gross income and the tax deemed paid by the shareholder under clause (ii) of the preceding sentence.

The IRS currently requires that a RIC that has two or more classes of stock allocate to each such class proportionate amounts of each type of its income (such as exempt interest, ordinary income and capital gains). Accordingly, the Acquiring Fund designates dividends made with respect to common shares and preferred shares as consisting of particular types of income (e.g., exempt interest, net capital gain and ordinary income) in accordance with each class’ proportionate share of the total dividends paid by the Acquiring Fund during the year.

Dividends declared by the Acquiring Fund to shareholders of record in October, November or December and paid during the following January will be treated as having been received by shareholders in the year the distributions were declared.

Each shareholder will receive an annual statement summarizing the shareholder’s dividend and capital gains distributions.

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The redemption, sale or exchange of shares normally will result in capital gain or loss to shareholders who hold their shares as capital assets. Generally, a shareholder’s gain or loss will be long-term capital gain or loss if the shares have been held for more than one year even though the increase in value in such shares is attributable to tax-exempt interest income. The gain or loss on shares held for one year or less will generally be treated as short-term capital gain or loss. Present law taxes both long-term and short-term capital gains of corporations at the same rates applicable to ordinary income. For noncorporate taxpayers, however, long-term capital gains are currently taxed at a maximum federal income tax rate of 15%, while short-term capital gains and other ordinary income are currently taxed at ordinary income rates. As noted above, absent further legislation, the maximum rates applicable to long-term capital gains will cease to apply to taxable years beginning after December 31, 2012 and an additional 3.8% Medicare tax may apply to certain individual, estate or trust shareholders’ taxable distributions and to capital gain distributions for taxable years beginning after December 31, 2012. Any loss on the sale of shares that have been held for six months or less will be disallowed to the extent of any distribution of exempt-interest dividends received with respect to such shares, unless the shares are of a RIC that declares exempt-interest dividends on a daily basis in an amount equal to at least 90% of its net tax-exempt interest and distributes such dividends on a monthly or more frequent basis. Any remaining loss on the sale or disposition of shares held for six months or less will be treated as a long-term capital loss to the extent of any net capital gain distributions received by the shareholder on such shares. Any loss realized on a sale or exchange of shares of the Acquiring Fund will be disallowed to the extent those shares of the Acquiring Fund are replaced by other substantially identical shares of the Acquiring Fund or other substantially identical stock or securities (including through reinvestment of dividends) within a period of 61 days beginning 30 days before and ending 30 days after the date of disposition of the original shares. In that event, the basis of the replacement shares of the Acquiring Fund will be adjusted to reflect the disallowed loss.

Any interest on indebtedness incurred or continued to purchase or carry the Acquiring Fund’s shares to which exempt-interest dividends are allocated is not deductible. Under certain applicable rules, the purchase or ownership of shares may be considered to have been made with borrowed funds even though such funds are not directly used for the purchase or ownership of the shares. In addition, if you receive Social Security or certain railroad retirement benefits, you may be subject to U.S. federal income tax on a portion of such benefits as a result of receiving investment income, including exempt-interest dividends and other distributions paid by the Acquiring Fund.

If the Acquiring Fund invests in certain pay-in-kind securities, zero coupon securities, deferred interest securities or, in general, any other securities with original issue discount (or with market discount if the Acquiring Fund elects to include market discount in income currently), the Acquiring Fund must accrue income on such investments for each taxable year, which generally will be prior to the receipt of the corresponding cash payments. However, the Acquiring Fund must distribute to shareholders, at least annually, all or substantially all of its investment company taxable income (determined without regard to the deduction for dividends paid) and its net tax-exempt income, including such accrued income, to qualify as a RIC and (with respect to its ordinary income and capital gain) to avoid federal income and excise taxes. Therefore, the Acquiring Fund may have to dispose of its portfolio securities under disadvantageous circumstances to generate cash, or may have to leverage itself by borrowing the cash, to satisfy these distribution requirements.

The Acquiring Fund may hold or acquire municipal obligations that are market discount bonds. A market discount bond is a security acquired in the secondary market at a price below its redemption value (or its adjusted issue price if it is also an original issue discount bond). If the Acquiring Fund

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invests in a market discount bond, it will be required to treat any gain recognized on the disposition of such market discount bond as ordinary taxable income to the extent of the accrued market discount.

The Acquiring Fund may be required to withhold U.S. federal income tax from all distributions (including exempt-interest dividends) and redemption proceeds payable to a shareholder if the shareholder fails to provide the Acquiring Fund with his or her correct taxpayer identification number or to make required certifications, or if the shareholder has been notified by the IRS (or the IRS notifies the Acquiring Fund) that he or she is subject to backup withholding. The backup withholding percentage is 28% for amounts paid through 2012, after which time the rate will increase to 31% absent legislative change. Backup withholding is not an additional tax; rather, it is a way in which the IRS ensures it will collect taxes otherwise due. Any amounts withheld may be credited against a shareholder’s U.S. federal income tax liability.

GENERAL INFORMATION

Outstanding Shares of the Funds

The following table sets forth the number of outstanding common shares and preferred shares and certain other share information, of each Fund as of [            ].

(1) Title of Class	(2) Shares Authorized	(3) Shares Held by Fund for Its Own Account	(4) Shares Outstanding Exclusive of Shares Shown under (3)
Acquiring Fund:
Common shares
Preferred shares
Premier Opportunity:
Common shares
Preferred shares
Premium Opportunity:
Common shares
Preferred shares

The common shares of the Acquiring Fund are listed and trade on the NYSE MKT under the ticker symbol NEA. The common shares of Premier Opportunity and Premium Opportunity are listed and trade on the NYSE under the ticker NIF and NPX, respectively. The Acquiring Fund’s MTP Shares are listed on the NYSE under the ticker symbol NEA PRC. The other preferred shares are not listed on any exchange.

Shareholders of the Funds

As of [            ], the members of the Board and officers of each Fund as a group owned less than 1% of the total outstanding shares common shares and less than 1% of the total outstanding preferred shares of that fund.

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Information regarding shareholders or groups of shareholders who beneficially own more than 5% of a class of shares of a Fund is provided below. Information in the table below is based on Schedule 13G filings and amendments made on or before [            ].

Estimated Pro Forma
Fund and Class	Shareholder Name and Address	Number of Shares Owned	Percentage Owned	Corresponding Class of Combined Fund	All Preferred Shares of Combined Fund
Acquiring Fund—Common Shares
Acquiring Fund—MTP Shares
Premier Opportunity—Common Shares
Premium Opportunity—Common Shares

VRDP Shares are designed to be eligible for purchase by money market funds. Based on information provided by remarketing agents for the VRDP Shares, money market funds within certain fund complexes may hold, in the aggregate, greater than 5% of the outstanding VRDP Shares of one or more Funds, and individual money market funds within such complexes may beneficially own an indeterminable amount of VRDP Shares exceeding 5% of the outstanding VRDP Shares of one or more Funds. Information with respect to aggregate holdings of VRDP Shares associated with fund complexes identified by the remarketing agents (number of VRDP Shares and percentage of total outstanding) is as follows: Premier Opportunity: (            shares (            %)); and Premium Opportunity: (            shares (            %)). Based on the preferred shares outstanding as of [            ], 2012, the estimated pro forma percentage owned of all preferred shares of the combined fund would be [less than approximately             %] for each holder of VRDP Shares listed above.

Expenses of Proxy Solicitation

The cost of preparing, printing and mailing the enclosed proxy, accompanying notice and proxy statement and all other costs in connection with the solicitation of proxies will be paid by the funds pro rata based on the projected net benefit and cost savings to each fund. Additional solicitation may be made by letter or telephone by officers or employees of Nuveen or the Adviser, or by dealers and their representatives. Any additional costs of solicitation will be paid by the fund that requires additional solicitation.

Shareholder Proposals

To be considered for presentation at the 2013 annual meeting of shareholders of the Funds, shareholder proposals submitted pursuant to Rule 14a-8 under the 1934 Act must have been received at the offices of the Fund, 333 West Wacker Drive, Chicago, Illinois 60606, not later than March 5, 2013. A shareholder wishing to provide notice in the manner prescribed by Rule 14a-4(c)(1) of a proposal submitted outside of the process of Rule 14a-8 must, pursuant to each Fund’s by-laws, submit such written notice to the respective Fund no later than May 19, 2013 or prior to May 4, 2013. Timely submission of a proposal does not mean that such proposal will be included in a proxy statement.

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If all proposals are approved and the Reorganizations are consummated, the Acquired Funds will cease to exist and will not hold their 2013 annual meeting. If the Reorganizations are not approved or are not consummated, the Acquired Funds will hold their 2013 annual meeting of shareholders, expected to be held in July 2013.

Shareholder Communications

Fund shareholders who want to communicate with the Board or any individual Board Member should write to the attention of Lorna Ferguson, Manager of Fund Board Relations, Nuveen Investments, 333 West Wacker Drive, Chicago, Illinois 60606. The letter should indicate that you are a fund shareholder and note the fund or funds that you own. If the communication is intended for a specific Board Member and so indicates, it will be sent only to that Board Member. If a communication does not indicate a specific Board Member it will be sent to the Independent Chairman and the outside counsel to the Independent Board Members for further distribution as deemed appropriate by such persons.

Custodian, Transfer Agent, Dividend Disbursing Agent, Redemption Agent and Remarketing Agents

The custodian of the assets of the Acquiring Fund and each Acquired Fund is State Street Bank and Trust Company, One Lincoln Street, Boston, Massachusetts 02111 (“State Street”). The custodian performs custodial, fund accounting and portfolio accounting services and also serves as each fund’s transfer, shareholder services and dividend paying agent with respect to each fund’s common shares.

The tender and paying agent with respect to each Fund’s VRDP Shares is The Bank of New York Mellon, Corporate Trust Division, Dealing and Trading Group, 101 Barclay Street, Floor 7W, New York, N.Y. 10286 (the “Tender and Paying Agent”). The Tender and Paying Agent acts as each Fund’s tender agent, transfer agent and registrar, dividend disbursing agent, paying agent and redemption price disbursing agent with respect to the VRDP Shares.

The remarketing agent for each Fund is Citigroup Global Markets Inc., 390 Greenwich Street, New York, New York 10013 (“Citigroup”). It is expected that the Acquiring Fund will enter into a remarketing agreement with Citigroup such that Citigroup will continue to serve as the remarketing agent with respect to the two new series of Acquiring Fund VRDP Shares to be issued.

Fiscal Year

The fiscal year end for each Fund is October 31.

Annual Report Delivery

Annual reports will be sent to shareholders of record of each Fund following each Fund’s fiscal year end. Each Fund will furnish, without charge, a copy of its annual report and/or semi-annual report as available upon request. Such written or oral requests should be directed to such Fund at 333 West Wacker Drive, Chicago, Illinois 60606 or by calling 1-800-257-8787.

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting to Be Held on [            ].

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Each Fund’s Proxy Statement is available at http://www.nuveenproxy.com/ProxyInfo/CEF/Default.aspx. For more information, shareholders may also contact the applicable Fund at the address and phone number set forth above.

Please note that only one annual report or proxy statement may be delivered to two or more shareholders of a Fund who share an address, unless the Fund has received instructions to the contrary. To request a separate copy of an annual report or proxy statement, or for instructions as to how to request a separate copy of such documents or as to how to request a single copy if multiple copies of such documents are received, shareholders should contact the applicable Fund at the address and phone number set forth above.

Other Information

Management of the Funds does not intend to present and does not have reason to believe that others will present any items of business at the Special Meeting, except as described in this Joint Proxy Statement. However, if other matters are properly presented at the meetings for a vote, the proxies will be voted upon such matters in accordance with the judgment of the persons acting under the proxies.

A list of shareholders of each Fund entitled to be present and to vote at the Special Meeting will be available at the offices of the Funds, 333 West Wacker Drive, Chicago, Illinois, for inspection by any shareholder of the Funds during regular business hours for ten days prior to the date of the Special Meeting.

In the absence of a quorum for a particular matter, business may proceed on any other matter or matters which may properly come before the Special Meeting if there shall be present, in person or by proxy, a quorum of shareholders in respect of such other matters. The chairman of the meeting may, whether or not a quorum is present, propose one or more adjournments of the Special Meeting on behalf of a Fund without further notice to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of the holders of a majority of the shares of the Fund present in person or by proxy and entitled to vote at the session of the Special Meeting to be adjourned.

Broker-dealer firms holding shares in “street name” for the benefit of their customers and clients will request the instruction of such customers and clients on how to vote their shares on the proposals. A broker-dealer firm that has not received instructions from a customer prior to the date specified in its request for voting instructions may not vote such customer’s shares on the proposals. A signed proxy card or other authorization by a beneficial owner of shares of a Fund that does not specify how the beneficial owner’s shares are to be voted on a proposal may be deemed to be an instruction to vote such shares in favor of the proposal.

IF YOU CANNOT BE PRESENT AT THE MEETING, YOU ARE REQUESTED TO FILL IN, SIGN AND RETURN THE ENCLOSED PROXY PROMPTLY. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

Kevin J. McCarthy

Vice President and Secretary

The Nuveen Funds

            , 2012

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APPENDIX A

FORM OF AGREEMENT AND PLAN OF REORGANIZATION

THIS AGREEMENT AND PLAN OF REORGANIZATION (the “Agreement”) is made as of this             day of                    , 2012 by and among Nuveen AMT-Free Municipal Income Fund, a Massachusetts business trust (the “Acquiring Fund”), and each of Nuveen Premier Municipal Opportunity Fund, Inc., a Minnesota corporation (“Premier Opportunity” or an “Acquired Fund”), and Nuveen Premium Income Municipal Opportunity Fund, a Massachusetts business trust (“Premium Opportunity” or an “Acquired Fund” and together with Premier Opportunity, the “Acquired Funds”). The Acquiring Fund and each Acquired Fund may be referred to herein each as a “Fund” and collectively as the “Funds.”

For each Reorganization (as defined below), this Agreement is intended to be, and is adopted as, a plan of reorganization within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended (the “Code”), and the Treasury Regulations promulgated thereunder. The reorganization of each Acquired Fund into the Acquiring Fund will consist of: (i) the transfer of substantially all of the assets of the Acquired Fund to the Acquiring Fund in exchange solely for newly issued common shares, par value $0.01 per share, of the Acquiring Fund (“Acquiring Fund Common Shares”) and newly issued Variable Rate Demand Preferred Shares (“VRDP Shares”) of the Acquiring Fund, with a par value of $0.01 per share and liquidation preference of $100,000 per share, as set forth in this Agreement (“Acquiring Fund VRDP Shares” and together with the Acquiring Fund Common Shares, the “Acquiring Fund Shares”) and the assumption by the Acquiring Fund of substantially all of the liabilities of the Acquired Fund; and (ii) the distribution of all the Acquiring Fund Common Shares and Acquiring Fund VRDP Shares to the holders of common shares and VRDP Shares of the Acquired Fund, respectively, as part of the termination, dissolution and complete liquidation of the Acquired Fund as provided herein, all upon the terms and conditions set forth in this Agreement (each, a “Reorganization” and together, the “Reorganizations”).

WHEREAS, each Fund is a closed-end, management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”), and each Acquired Fund owns securities that generally are assets of the character in which the Acquiring Fund is permitted to invest;

WHEREAS, the Acquiring Fund is authorized to issue the Acquiring Fund Shares; and

WHEREAS, the Board of Trustees of the Acquiring Fund (the “Acquiring Fund Board”) has determined that the Reorganizations are in the best interests of the Acquiring Fund and that the interests of the existing shareholders of the Acquiring Fund will not be diluted as a result of the Reorganizations, and the Board of Trustees or Directors, as applicable, of each Acquired Fund (each, an “Acquired Fund Board”) has determined that the applicable Reorganization is in the best interests of the respective Acquired Fund and that the interests of the existing shareholders of such Acquired Fund will not be diluted as a result of its Reorganization.

NOW, THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

ARTICLE I

TRANSFER OF ASSETS OF EACH ACQUIRED FUND IN EXCHANGE FOR ACQUIRING FUND SHARES AND THE ASSUMPTION OF THE LIABILITIES OF EACH ACQUIRED FUND AND TERMINATION AND LIQUIDATION OF EACH ACQUIRED FUND

1.1        THE EXCHANGE.    Subject to the terms and conditions contained herein and on the basis of the representations and warranties contained herein, each Acquired Fund agrees to transfer substantially all of its assets, as set forth in Section 1.2, to the Acquiring Fund. In consideration therefor, the Acquiring Fund agrees: (i) to issue and deliver to such Acquired Fund the number of Acquiring Fund Common Shares computed in the manner set forth in Section 2.3, and the same number of Acquiring Fund VRDP Shares as the number of VRDP Shares of such Acquired Fund outstanding immediately prior to the Closing Date (less any VRDP Shares with respect to which Dissenters’ Rights, as defined below, have been properly exercised) and having substantially similar terms to such Acquired Fund’s VRDP Shares as of the Closing Date, and (ii) to assume substantially all of the liabilities of such Acquired Fund, if any, as set forth in Section 1.3. The Acquiring Fund VRDP Shares to be issued to each Acquired Fund shall consist of a separate series, as set forth in Exhibit A hereto, and each such series shall: (i) have equal priority with each other and with other outstanding preferred shares of the Acquiring Fund as to the payment of dividends and as to the distribution of assets upon liquidation of the Acquiring Fund; and (ii) have, along with any other outstanding preferred shares of the Acquiring Fund, preference with respect to the payment of dividends and as to the distribution of assets upon liquidation of the affairs of the Acquiring Fund over the Acquiring Fund Common Shares. Such transactions shall take place at the closing provided for in Section 3.1 (each a “Closing” and together, the “Closings”).

1.2        ASSETS TO BE TRANSFERRED.    Each Acquired Fund shall transfer substantially all of its assets to the Acquiring Fund, including, without limitation, cash, securities, commodities, interests in futures, dividends or interest receivables owned by the Acquired Fund and any deferred or prepaid expenses shown as an asset on the books of the Acquired Fund as of the Valuation Time, as such term is defined in Section 2.1, except that the Acquired Fund shall retain assets sufficient to pay the preferred share dividends as set forth in Section 1.4, the dividends set forth in Section 8.5, and with respect to Premier Opportunity (the “MN Acquired Fund”), all liabilities (whether absolute, accrued, contingent or otherwise) as such Acquired Fund Board or its officers reasonably expect to exist against such MN Acquired Fund as a result of the exercise of dissenters’ rights under Minnesota law (“Dissenters’ Rights”).

Each Acquired Fund will, within a reasonable period of time before the Closing Date, furnish the Acquiring Fund with a list of the Acquired Fund’s portfolio securities and other investments. The Acquiring Fund will, within a reasonable period of time before the Closing Date, furnish each Acquired Fund with a list of the securities, if any, on the Acquired Fund’s list referred to above that do not conform to the Acquiring Fund’s investment objectives, policies, and restrictions. Each Acquired Fund, if requested by the Acquiring Fund, will dispose of securities on the Acquiring Fund’s list before the Closing Date. In addition, if it is determined that the portfolios of each Acquired Fund and the Acquiring Fund, when aggregated, would contain investments exceeding certain percentage limitations imposed upon the Acquiring Fund with respect to such investments, each Acquired Fund, if requested by the Acquiring Fund, will dispose of a sufficient amount of such investments as may be necessary to avoid violating such limitations as of the Closing Date. Notwithstanding the foregoing, nothing herein will require any Acquired Fund to dispose of any investments or securities if, in the reasonable judgment of the Acquired Fund Board or Nuveen Fund Advisors, Inc., the investment adviser to the Funds (the “Adviser”), such disposition would adversely affect the status of its Reorganization as a “reorganization” as such term is used in the Code or would otherwise not be in the best interests of such Acquired Fund.

1.3        LIABILITIES TO BE ASSUMED.    Each Acquired Fund will endeavor to discharge all of its known liabilities and obligations to the extent possible before the Closing Date, except for the dividends set forth in Section 1.4 and the dividends set forth in Section 8.5. Notwithstanding the foregoing, the liabilities not so discharged shall be assumed by the Acquiring Fund, which assumed liabilities shall include all of an Acquired Fund’s liabilities, debts, obligations, and duties of whatever kind or nature, whether absolute, accrued, contingent, or otherwise, whether or not arising in the ordinary course of business, whether or not determinable at the Closing Date, and whether or not specifically referred to in this Agreement, provided that the Acquiring Fund shall not assume any liabilities with respect to the dividends set forth in Section 1.4, the dividends set forth in Section 8.5, or any liabilities relating to the exercise of Dissenters’ Rights by shareholders of the MN Acquired Fund.

1.4        DECLARATION OF PREFERRED SHARE DIVIDENDS.    Dividends shall accumulate on the preferred shares of each Acquired Fund up to and including the day before the Closing Date (as such term is defined in Section 3.1) and then cease to accumulate, and dividends on the Acquiring Fund VRDP Shares shall accumulate from and including the Closing Date. Prior to the Valuation Time, each Acquired Fund shall declare all accumulated but unpaid dividends on its Acquired Fund VRDP Shares up to and including the day before the Closing Date, such dividends shall be paid on the Closing Date to holders thereof on the day immediately preceding the Closing Date. Each Acquired Fund shall retain assets in an amount sufficient to pay the dividends declared by it pursuant to this Section 1.4, and such assets shall not be transferred to the Acquiring Fund on the Closing Date.

1.5        LIQUIDATION AND DISTRIBUTION.    On or as soon after the Closing Date as is practicable but in no event later than 12 months after the Closing Date (the “Liquidation Date”): (a) each Acquired Fund will distribute in complete liquidation of the Acquired Fund, pro rata to its common shareholders of record, determined as of the Valuation Time (the “Acquired Fund Common Shareholders”), all of the Acquiring Fund Common Shares received by such Acquired Fund pursuant to Section 1.1 (together with any dividends declared with respect thereto to holders of record as of a time after the Valuation Time and prior to the Liquidation Date (“Interim Dividends”)) and to its preferred shareholders of record, determined as of the Valuation Time, other than such holders of VRDP Shares of the MN Acquired Fund who have properly exercised Dissenters’ Rights with respect to the Reorganization (“Acquired Fund Preferred Shareholders” and, collectively with each Acquired Fund Common Shareholders, the “Acquired Fund Shareholders”), one share of Acquiring Fund VRDP Shares received by such Acquired Fund (together with any Interim Dividends) in exchange for each Acquired Fund VRDP Share held by such preferred shareholders of such Acquired Fund immediately prior to its respective Reorganization; and (b) each Acquired Fund will thereupon proceed to dissolve and terminate as set forth in Section 1.8 below. Such distribution will be accomplished by the transfer of the Acquiring Fund Shares then credited to the account of each Acquired Fund on the books of the Acquiring Fund to open accounts on the share records of the Acquiring Fund in the names of Acquired Fund Shareholders and representing, in the case of an Acquired Fund Common Shareholder, such shareholder’s pro rata share of the Acquiring Fund Common Shares received by such Acquired Fund and in the case of an Acquired Fund Preferred Shareholder, a number of Acquiring Fund VRDP Shares received by such Acquired Fund equal to the number of Acquired Fund VRDP Shares held by such shareholder immediately prior to the Closing Date (as set forth above), and by paying to the shareholders of the Acquired Fund any Interim Dividends on such transferred shares. All issued and outstanding common and preferred shares of each Acquired Fund, including, without limitation, any VRDP Shares with respect to which Dissenters’ Rights have been properly exercised, will simultaneously be canceled on the books of the Acquired Fund. The Acquiring Fund shall not issue certificates representing Acquiring Fund Shares in connection with such transfer.

1.6        OWNERSHIP OF SHARES.    Ownership of Acquiring Fund Shares will be shown on the books of the Acquiring Fund’s transfer agent. Acquiring Fund Shares will be issued simultaneously to each Acquired Fund, in an amount computed in the manner set forth in this Agreement, to be distributed to Acquired Fund Shareholders.

1.7        TRANSFER TAXES.    Any transfer taxes payable upon the issuance of Acquiring Fund Shares in a name other than the registered holder of an Acquired Fund’s common shares or preferred shares on the books of such Acquired Fund as of that time shall, as a condition of such issuance and transfer, be paid by the person to whom such Acquiring Fund Shares are to be issued and transferred.

1.8        TERMINATION.    Each Acquired Fund shall completely liquidate and be dissolved, terminated and have its affairs wound up in accordance with Massachusetts or Minnesota state law, as applicable, promptly following the Closing Date and the making of all distributions pursuant to Section 1.5.

1.9        REPORTING.    Any reporting responsibility of each Acquired Fund including, without limitation, the responsibility for filing of regulatory reports, tax returns or other documents with the Securities and Exchange Commission (the “Commission”), the exchange on which such Acquired Fund’s shares are listed or any state securities commission and any federal, state or local tax authorities or any other relevant regulatory authority, is and shall remain the responsibility of such Acquired Fund.

1.10        BOOKS AND RECORDS.    All books and records of each Acquired Fund, including all books and records required to be maintained under the 1940 Act, and the rules and regulations thereunder, shall be available to the Acquiring Fund from and after the Closing Date and shall be turned over to the Acquiring Fund as soon as practicable following the Closing Date.

ARTICLE II

VALUATION

2.1        VALUATION OF ASSETS.     The value of the net assets of each Acquired Fund shall be the value of its assets, less its liabilities, computed as of the close of regular trading on the NYSE on the business day immediately prior to the Closing Date (such time and date being hereinafter called the “Valuation Time”), using the valuation procedures of the Nuveen closed-end funds adopted by the Acquired Fund Board or such other valuation procedures as shall be mutually agreed upon by the parties. The value of each Acquired Fund’s net assets shall be calculated net of the liquidation preference (including accumulated and unpaid dividends) of all outstanding preferred shares of such Acquired Fund.

2.2        VALUATION OF SHARES.    The net asset value per Acquiring Fund Common Share shall be computed as of the Valuation Time, using the valuation procedures of the Nuveen closed-end funds adopted by the Acquiring Fund Board or such other valuation procedures as shall be mutually agreed upon by the parties. The value of the Acquiring Fund’s net assets shall be calculated net of the liquidation preference (including accumulated and unpaid dividends) of all outstanding Acquiring Fund preferred shares.

2.3        COMMON SHARES TO BE ISSUED.    The number of Acquiring Fund Common Shares to be issued in exchange for an Acquired Fund’s assets transferred to the Acquiring Fund shall be determined by dividing the value of such assets transferred to the Acquiring Fund (net of the liabilities of such Acquired Fund that are assumed by the Acquiring Fund) determined in accordance with Section 2.1, by the net asset value of an Acquiring Fund Common Share determined in accordance with Section 2.2. No fractional Acquiring Fund Common Shares will be issued to an Acquired Fund’s shareholders and, in lieu of such fractional shares, an Acquired Fund’s shareholders will receive cash. The aggregate net asset value of Acquiring Fund Common Shares received by each Acquired Fund in a Reorganization will equal, as of the Valuation Time, the aggregate net asset value of Acquired Fund common shares held by shareholders of such Acquired Fund as of such time. In the event there are fractional Acquiring Fund Common Shares due an Acquired Fund shareholder on the Closing Date after each Acquired Fund’s assets have been exchanged for Acquiring Fund Common Shares, the Acquiring Fund’s transfer agent will aggregate such fractional common shares and sell the resulting whole on the exchange on which such shares are listed for the account of holders of all such fractional interests, and each such holder will be entitled to a pro rata share of the proceeds from such sale. With respect to the aggregation and sale of fractional common shares, the Acquiring Fund’s transfer agent will act directly on behalf of the shareholders entitled to receive fractional shares and will accumulate such fractional shares, sell the shares and distribute the cash proceeds net of brokerage commissions, if any, directly to shareholders entitled to receive the fractional shares (without interest and subject to withholding taxes).

2.4        EFFECT OF SUSPENSION IN TRADING.    In the event that at the Valuation Time, either: (a) the exchange on which shares of a Fund are listed or another primary exchange on which the portfolio securities of the Acquiring Fund or an Acquired Fund are purchased or sold shall be closed to trading or trading on such exchange shall be restricted; or (b) trading or the reporting of trading on the exchange on which shares of a Fund are listed or elsewhere shall be disrupted so that accurate appraisal of the value of the net assets of the Acquiring Fund or an Acquired Fund is impracticable, the Valuation Time shall be postponed until the first business day after the day when trading is fully resumed and reporting is restored.

2.5        COMPUTATIONS OF NET ASSETS.    All computations of net asset value in this Article II shall be made by or under the direction of State Street Bank and Trust Company (“State Street”) in accordance with its regular practice as custodian of the Funds.

ARTICLE III

CLOSINGS AND CLOSING DATE

3.1        CLOSING DATE.    Each Closing shall occur on                     , 2012 or such other date as the parties may agree (each a “Closing Date”). Unless otherwise provided, all acts taking place at a Closing shall be deemed to take place as of 8:00 a.m. Central time. Each Closing shall be held as of 8:00 a.m. Central time at the offices of Vedder Price P.C. in Chicago, Illinois or at such other time and/or place as the parties may agree.

3.2        CUSTODIAN’S CERTIFICATE.    Each Acquired Fund shall cause State Street, as custodian for such Acquired Fund (the “Custodian”), to deliver to the Acquiring Fund at the Closing a certificate of an authorized officer stating that the Acquired Fund’s portfolio securities, cash, and any other assets shall have been delivered in proper form to the Acquiring Fund on the Closing Date.

3.3        CERTIFICATES OF TRANSFER AGENT.

(a)        With respect to its common shares, each Acquired Fund shall cause State Street, as transfer agent, to deliver to the Acquiring Fund at the Closing a certificate of an authorized officer stating that its records contain the names and addresses of all holders of common shares of such Acquired Fund, and the number and percentage ownership of outstanding common shares owned by each such Acquired Fund Shareholder immediately prior to the Closing. With respect to its VRDP Shares, each Acquired Fund shall cause The Bank of New York Mellon, as tender and paying agent, to deliver to the Acquiring Fund at the Closing a certificate of an authorized officer stating that its records contain the names and addresses of all holders of VRDP Shares of such Acquired Fund, and the number and percentage ownership of outstanding VRDP Shares owned by each such Acquired Fund Shareholder immediately prior to the Closing.

(b)        The Acquiring Fund shall issue and deliver or cause State Street and The Bank of New York Mellon in their capacities as transfer agent with respect to common shares and tender and paying agent with respect to VRDP Shares, respectively, to issue and deliver to each Acquired Fund a confirmation evidencing the Acquiring Fund Shares to be credited on the Closing Date to the Secretary of each Acquired Fund or provide evidence satisfactory to each Acquired Fund that such Acquiring Fund Shares have been credited to each Acquired Fund’s account on the books of the Acquiring Fund.

3.4        DELIVERY OF ADDITIONAL ITEMS.    At the Closing, each party shall deliver to the other parties such bills of sale, checks, assignments, share certificates, receipts and other documents, if any, as such other parties or their counsel may reasonably request to effect the transactions contemplated by this Agreement.

ARTICLE IV

REPRESENTATIONS AND WARRANTIES

4.1        REPRESENTATIONS OF EACH ACQUIRED FUND.    Each Acquired Fund represents and warrants solely on its own behalf with respect to its Reorganization as follows:

(a)        The Acquired Fund is a corporation or business trust, as applicable, duly organized, validly existing and in good standing under the laws of its respective jurisdiction of organization.

(b)        The Acquired Fund is registered as a closed-end management investment company under the 1940 Act, and such registration is in full force and effect.

(c)        The Acquired Fund is not, and the execution, delivery, and performance of this Agreement (subject to shareholder approval) will not result in the violation of any provision of the Acquired Fund’s Declaration of Trust or Articles of Incorporation, as applicable, or By-Laws, Statement Establishing and Fixing the Rights and Preferences of Variable Rate Demand Preferred

Shares (“VRDP Statement”) or of any material agreement, indenture, instrument, contract, lease, or other undertaking to which the Acquired Fund is a party or by which it is bound.

(d)        Except as otherwise disclosed in writing to and accepted by the Acquiring Fund, the Acquired Fund has no material contracts or other commitments that will be terminated with liability to it before the Closing Date.

(e)        No litigation, administrative proceeding, or investigation of or before any court or governmental body is presently pending or to its knowledge threatened against the Acquired Fund or any of its properties or assets, which, if adversely determined, would materially and adversely affect its financial condition, the conduct of its business, or the ability of the Acquired Fund to carry out the transactions contemplated by this Agreement. The Acquired Fund knows of no facts that might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree, or judgment of any court or governmental body that materially and adversely affects its business or its ability to consummate the transactions contemplated herein.

(f)        The financial statements of the Acquired Fund as of October 31, 2011, and for the year then ended have been prepared in accordance with generally accepted accounting principles, and such statements (copies of which have been furnished to the Acquiring Fund) fairly reflect the financial condition of the Acquired Fund as of October 31, 2011, and there are no known contingent liabilities of the Acquired Fund as of such date that are not disclosed in such statements.

(g)        The unaudited semi-annual financial statements of the Acquired Fund as of April 30, 2012, have been prepared in accordance with generally accepted accounting principles, and such statements (copies of which have been furnished to the Acquiring Fund) fairly reflect the financial condition of the Acquired Fund as of April 30, 2012, and there are no known contingent liabilities of the Acquired Fund as of such date that are not disclosed in such statements.

(h)        Since the date of the financial statements referred to in subsection (g) above, there have been no material adverse changes in the Acquired Fund’s financial condition, assets, liabilities or business (other than changes occurring in the ordinary course of business) and there are no known contingent liabilities of the Acquired Fund arising after such date. For the purposes of this subsection (h), a decline in the net asset value of the Acquired Fund shall not constitute a material adverse change.

(i)        All federal, state, local and other tax returns and reports of the Acquired Fund required by law to be filed by it (taking into account permitted extensions for filing) have been timely filed and are complete and correct in all material respects. All federal, state, local and other taxes of the Acquired Fund required to be paid (whether or not shown on any such return or report) have been paid, or provision shall have been made for the payment thereof and any such unpaid taxes are properly reflected on the financial statements referred to in subsections (f) and (g) above. To the best of the Acquired Fund’s knowledge, no tax authority is currently auditing or preparing to audit the Acquired Fund, and no assessment for taxes, interest, additions to tax or penalties has been asserted against the Acquired Fund.

(j)        The authorized capital of the Acquired Fund consists of the shares set forth in Exhibit B. All issued and outstanding shares of the Acquired Fund are duly and validly issued, fully paid and non-assessable by the Acquired Fund (recognizing that, with respect to Premium Opportunity, under Massachusetts law, Acquired Fund shareholders, under certain circumstances, could be held personally liable for the obligations of the Acquired Fund under Massachusetts law). All of the issued and outstanding shares of the Acquired Fund will, at the time of the Closing, be held by the persons and in the amounts set forth in the records of the Acquired Fund’s transfer agent as provided in Section 3.3. The Acquired Fund has no outstanding options, warrants or other rights to subscribe for or purchase any shares of the Acquired Fund, and has no outstanding securities convertible into shares of the Acquired Fund.

(k)        At the Closing, the Acquired Fund will have good and marketable title to the Acquired Fund’s assets to be transferred to the Acquiring Fund pursuant to Section 1.2, and full right, power, and authority to sell, assign, transfer, and deliver such assets, and the Acquiring Fund will acquire good and marketable title thereto, subject to no restrictions on the full transfer thereof, including such restrictions as might arise under the Securities Act of 1933, as amended (the “1933 Act”), except those restrictions as to which the Acquiring Fund has received notice and necessary documentation at or prior to the Closing.

(l)        The execution, delivery and performance of this Agreement have been duly authorized by all necessary action on the part of the Acquired Fund, including the determinations of the Acquired Fund Board required by Rule 17a-8(a) of the 1940 Act. Subject to approval by shareholders, this Agreement constitutes a valid and binding obligation of the Acquired Fund, enforceable in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium, and other laws relating to or affecting creditors’ rights and to general equity principles.

(m)        The information to be furnished by the Acquired Fund for use in no-action letters, applications for orders, registration statements, proxy materials and other documents that may be necessary in connection with the transactions contemplated herein shall be accurate and complete in all material respects and shall comply in all material respects with federal securities and other laws and regulations.

(n)        From the effective date of the Registration Statement (as defined in Section 5.7) through the time of the meeting of shareholders and on the Closing Date, any written information furnished by the Acquired Fund with respect to the Acquired Fund for use in the Proxy Materials (as defined in Section 5.7), or any other materials provided in connection with its Reorganization, does not and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated or necessary to make the statements, in light of the circumstances under which such statements were made, not misleading.

(o)        For each taxable year of its operations (including the taxable year ending on the Closing Date), the Acquired Fund (i) has elected to qualify, and has qualified or will qualify (in the case of the short taxable year ending with the Closing Date), as a “regulated investment company” under the Code (a “RIC”), (ii) has been eligible to compute and has computed its federal income tax under Section 852 of the Code, and on or prior to the Closing Date will have declared a distribution with respect to all its investment company taxable income (determined without regard to the deduction for dividends paid), the excess of its interest income excludible from gross income under Section 103(a) of the Code over its deductions disallowed under Sections 265 and 171(a)(2) of the Code and its net capital gain (as such terms are defined in the Code) that has accrued or will accrue on or prior to the Closing Date, and (iii) has been, and will be (in the case of the short taxable year ending with the Closing Date), treated as a separate corporation for federal income tax purposes.

4.2        REPRESENTATIONS OF THE ACQUIRING FUND.    The Acquiring Fund represents and warrants as follows:

(a)        The Acquiring Fund is a business trust duly organized, validly existing and in good standing under the laws of the Commonwealth of Massachusetts.

(b)        The Acquiring Fund is registered as a closed-end management investment company under the 1940 Act, and such registration is in full force and effect.

(c)        The Acquiring Fund is not, and the execution, delivery and performance of this Agreement will not result, in violation of the Acquiring Fund’s Declaration of Trust, By-Laws, Statement Establishing and Fixing the Rights and Preferences of MuniFund Term Preferred Shares (“MTP Statement”), Statement Establishing and Fixing the Rights and Preferences of the Variable Rate MuniFund Term Preferred Shares (the “VMTP Statement”) or of any material agreement, indenture, instrument, contract, lease, or other undertaking to which the Acquiring Fund is a party or by which it is bound.

(d)        No litigation, administrative proceeding or investigation of or before any court or governmental body is presently pending or to its knowledge threatened against the Acquiring Fund or any of its properties or assets, which, if adversely determined, would materially and adversely affect its financial condition, the conduct of its business or the ability of the Acquiring Fund to carry out the transactions contemplated by this Agreement. The Acquiring Fund knows of no facts that might form the basis for the institution of such proceedings and it is not a party to or subject to the provisions of any order, decree, or judgment of any court or governmental body that materially and adversely affects its business or its ability to consummate the transactions contemplated herein.

(e)        The financial statements of the Acquiring Fund as of October 31, 2011 and for the fiscal year then ended have been prepared in accordance with generally accepted accounting principles and have been audited by independent auditors, and such statements (copies of which have been furnished to each Acquired Fund) fairly reflect the financial condition of the Acquiring Fund as of October 31, 2011, and there are no known contingent liabilities of the Acquiring Fund as of such date that are not disclosed in such statements.

(f)        The unaudited semi-annual financial statements of the Acquiring Fund as of April 30, 2012 have been prepared in accordance with generally accepted accounting principles and such statements (copies of which have been furnished to each Acquired Fund) fairly reflect the financial condition of the Acquiring Fund as of April 30, 2012, and there are no known contingent liabilities of the Acquiring Fund as of such date that are not disclosed in such statements.

(g)        Since the date of the financial statements referred to in subsection (f) above, there have been no material adverse changes in the Acquiring Fund’s financial condition, assets, liabilities or business (other than changes occurring in the ordinary course of business) and there are no known contingent liabilities of the Acquiring Fund arising after such date. For the purposes of this subsection (g), a decline in the net asset value of the Acquiring Fund shall not constitute a material adverse change.

(h)        All federal, state, local and other tax returns and reports of the Acquiring Fund required by law to be filed by it (taking into account permitted extensions for filing) have been timely filed and are complete and correct in all material respects. All federal, state, local and other taxes of the

Acquiring Fund required to be paid (whether or not shown on any such return or report) have been paid or provision shall have been made for their payment and any such unpaid taxes are properly reflected on the financial statements referred to in subsections (e) and (f) above. To the best of the Acquiring Fund’s knowledge, no tax authority is currently auditing or preparing to audit the Acquiring Fund, and no assessment for taxes, interest, additions to tax or penalties has been asserted against the Acquiring Fund.

(i)        The authorized capital of the Acquiring Fund consists of an unlimited number of common and preferred shares of beneficial interest, par value $0.01 per share. All issued and outstanding shares of the Acquiring Fund are duly and validly issued, fully paid and non-assessable by the Acquiring Fund (recognizing that, with respect to Premium Opportunity, under Massachusetts law, Acquired Fund shareholders, under certain circumstances, could be held personally liable for the obligations of the Acquired Fund under Massachusetts law). The Acquiring Fund has no outstanding options, warrants, or other rights to subscribe for or purchase shares of the Acquiring Fund, and has no outstanding securities convertible into shares of the Acquiring Fund.

(j)        The execution, delivery and performance of this Agreement have been duly authorized by all necessary action on the part of the Acquiring Fund, including the determinations of the Acquiring Fund Board required pursuant to Rule 17a-8(a) of the 1940 Act. Subject to approval by shareholders, this Agreement constitutes a valid and binding obligation of the Acquiring Fund, enforceable in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium, and other laws relating to or affecting creditors’ rights and to general equity principles.

(k)        The Acquiring Fund Shares to be issued and delivered to each Acquired Fund for the account of Acquired Fund Shareholders pursuant to the terms of this Agreement will, at the Closing Date, have been duly authorized. When so issued and delivered, such shares will be duly and validly issued shares of the Acquiring Fund, and will be fully paid and non-assessable.

(l)        The information to be furnished by the Acquiring Fund for use in no-action letters, applications for orders, registration statements, proxy materials, and other documents that may be necessary in connection with the transactions contemplated herein shall be accurate and complete in all material respects and shall comply in all material respects with federal securities and other laws and regulations.

(m)        From the effective date of the Registration Statement (as defined in Section 5.7) through the time of the meeting of shareholders and on the Closing Date, any written information furnished by the Acquiring Fund with respect to the Acquiring Fund for use in the Proxy Materials (as defined in Section 5.7), or any other materials provided in connection with the Reorganizations, does not and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated or necessary to make the statements, in light of the circumstances under which such statements were made, not misleading.

(n)        For each taxable year of its operations, including the taxable year that includes the Closing Date, the Acquiring Fund (i) has elected to qualify, has qualified or will qualify (in the case of the year that includes the Closing Date) and intends to continue to qualify as a RIC under the Code, (ii) has been eligible to and has computed its federal income tax under Section 852 of the Code, and will do so for the taxable year that includes the Closing Date, and (iii) has been, and will be (in the case of the taxable year that includes the Closing Date), treated as a separate corporation for federal income tax purposes.

(o)        The Acquiring Fund agrees to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act, and any state securities laws as it may deem appropriate in order to continue its operations after the Closing Date.

ARTICLE V

COVENANTS OF THE FUNDS

5.1        OPERATION IN ORDINARY COURSE.    Subject to Sections 1.2, 1.4 and 8.5, the Acquiring Fund and each Acquired Fund will operate its respective business in the ordinary course between the date of this Agreement and the Closing Date, it being understood that such ordinary course of business will include customary dividends and distributions, and any other distribution necessary or desirable to avoid federal income or excise taxes.

5.2        APPROVAL OF SHAREHOLDERS.    The Acquiring Fund and each Acquired Fund will call a meeting of their respective shareholders to consider and act upon this Agreement (or transactions contemplated thereby) and to take all other appropriate action necessary to obtain approval of the transactions contemplated herein.

5.3        INVESTMENT REPRESENTATION.    Each Acquired Fund covenants that the Acquiring Fund Shares to be issued pursuant to this Agreement are not being acquired for the purpose of making any distribution, other than in connection with the Reorganizations and in accordance with the terms of this Agreement.

5.4        ADDITIONAL INFORMATION.    Each Acquired Fund will assist the Acquiring Fund in obtaining such information as the Acquiring Fund reasonably requests concerning the beneficial ownership of the Acquired Fund’s shares.

5.5        FURTHER ACTION.    Subject to the provisions of this Agreement, each Fund will take or cause to be taken, all action, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement, including any actions required to be taken after the Closing Date.

5.6        STATEMENT OF EARNINGS AND PROFITS.    As promptly as practicable, but in any case within 60 days after the Closing Date, each Acquired Fund shall furnish the Acquiring Fund, in such form as is reasonably satisfactory to the Acquiring Fund and which shall be certified by such Acquired Fund’s Controller, a statement of the earnings and profits of the Acquired Fund for federal income tax purposes, as well as any net operating loss carryovers and capital loss carryovers, that will be carried over to the Acquiring Fund pursuant to Section 381 of the Code.

5.7        PREPARATION OF REGISTRATION STATEMENT AND PROXY MATERIALS.    The Funds will prepare and file with the Commission a registration statement on Form N-14 relating to the Acquiring Fund Common Shares to be issued to holders of Acquired Fund common shares (the “Registration Statement”). The Registration Statement shall include a proxy statement of the Funds and a prospectus of the Acquiring Fund relating to the transactions contemplated by this Agreement. The Registration Statement shall be in compliance with the 1933 Act, the Securities Exchange Act of 1934, as amended (the “1934 Act”), and the 1940 Act, as applicable. Each party will provide the other parties with the materials and information necessary to prepare the proxy statement and related materials (the “Proxy Materials”), for inclusion therein, in connection with the meetings of the Funds’ shareholders to consider the approval of this Agreement and the transactions contemplated herein.

5.8        TAX STATUS OF REORGANIZATIONS.    The intention of the parties is that each Reorganization will qualify as a reorganization within the meaning of Section 368(a) of the Code. None of the Acquired Funds or the Acquiring Fund shall take any action, or cause any action to be taken (including, without limitation, the filing of any tax return), that is inconsistent with such treatment or that results in the failure of the transactions to qualify as reorganizations within the meaning of Section 368(a) of the Code. At or prior to the Closing Date, the parties to this Agreement will take such action, or cause such action to be taken, as is reasonably necessary to enable counsel to render the tax opinion contemplated in Section 8.8.

ARTICLE VI

CONDITION PRECEDENT TO OBLIGATIONS OF EACH ACQUIRED FUND

The obligations of each Acquired Fund to consummate the transactions provided for herein shall be subject to the fulfillment or waiver of the following condition:

6.1        All representations, covenants, and warranties of the Acquiring Fund contained in this Agreement shall be true and correct in all material respects as of the date hereof and as of the Closing Date, with the same force and effect as if made on and as of the Closing Date. The Acquiring Fund shall have delivered to each Acquired Fund a certificate executed in the Acquiring Fund’s name by the Acquiring Fund’s Controller and its Chief Administrative Officer or Vice President, in form and substance satisfactory to each Acquired Fund and dated as of the Closing Date, to such effect and as to such other matters as each Acquired Fund shall reasonably request.

ARTICLE VII

CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND

The obligations of the Acquiring Fund to consummate the transactions provided for herein shall be subject to the fulfillment or waiver of the following conditions:

7.1        All representations, covenants, and warranties of each Acquired Fund contained in this Agreement shall be true and correct in all material respects as of the date hereof and as of the Closing Date, with the same force and effect as if made on and as of the Closing Date. Each Acquired Fund shall have delivered to the Acquiring Fund on the Closing Date a certificate executed in the Acquired Fund’s name by the Acquired Fund’s Controller and its Chief Administrative Officer or Vice President, in form and substance satisfactory to the Acquiring Fund and dated as of the Closing Date, to such effect and as to such other matters as the Acquiring Fund shall reasonably request.

7.2        Each Acquired Fund shall have delivered to the Acquiring Fund a statement of the Acquired Fund’s assets and liabilities, together with a list of the Acquired Fund’s portfolio securities showing the tax basis of such securities by lot and the holding periods of such securities, as of the Closing Date, certified by the Controller of the Fund.

7.3        Prior to the Valuation Time, each Acquired Fund shall have declared the dividends and/or distributions contemplated by Section 1.4 and Section 8.5.

ARTICLE VIII

FURTHER CONDITIONS PRECEDENT

The obligations of each Acquired Fund and the Acquiring Fund hereunder shall also be subject to the fulfillment or waiver of the following conditions:

8.1        This Agreement and the transactions contemplated herein shall have been approved by the requisite vote of the holders of the outstanding shares of each Acquired Fund in accordance with applicable law and the provisions of each Acquired Fund’s Declaration of Trust or Articles of Incorporation, as applicable, VRDP Statement and By-Laws. In addition, this Agreement, the issuance of Acquiring Fund Shares and the transactions contemplated herein shall have been approved by the requisite votes of the holders of the outstanding shares of the Acquiring Fund in accordance with applicable law, the requirements of the applicable exchanges and the provisions of the Acquiring Fund’s Declaration of Trust, MTP Statement, VMTP Statement and By-Laws.

8.2        On the Closing Date, the Commission shall not have issued an unfavorable report under Section 25(b) of the 1940 Act, or instituted any proceeding seeking to enjoin the consummation of the transactions contemplated by this Agreement under Section 25(c) of the 1940 Act. Furthermore, no action, suit or other proceeding shall be threatened or pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with this Agreement or the transactions contemplated herein.

8.3        All required consents of other parties and all other consents, orders, and permits of federal, state and local regulatory authorities (including those of the Commission and of state securities authorities, including any necessary “no-action” positions and exemptive orders from such federal and state authorities) to permit consummation of the transactions contemplated herein shall have been obtained.

8.4        The Registration Statement shall have become effective under the 1933 Act, and no stop orders suspending the effectiveness thereof shall have been issued. To the best knowledge of the parties to this Agreement, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act.

8.5        Each Acquired Fund shall have declared prior to the Valuation Time a dividend or dividends which, together with all previous such dividends, shall have the effect of distributing to its shareholders at least all of the Acquired Fund’s investment company taxable income for all taxable periods ending on or before the Closing Date (computed without regard to any deduction for dividends paid), if any, plus the excess of its interest income excludible from gross income under Section 103(a) of the Code, if any, over its deductions disallowed under Sections 265 and 171(a)(2) of the Code for all taxable periods ending on or before the Closing Date and all of its net capital gains realized in all taxable periods ending on or before the Closing Date (after reduction for any available capital loss carry forward).

8.6        The Acquired Funds shall have received on the Closing Date an opinion from Vedder Price P.C. dated as of the Closing Date, substantially to the effect that:

(a)        The Acquiring Fund has been formed as a voluntary association with transferable shares of beneficial interest commonly referred to as a “Massachusetts business trust,” and is existing under the laws of the Commonwealth of Massachusetts and, to such counsel’s knowledge, has the power as a business trust to own all of its properties and assets and to carry on its business as presently conducted, in each case as described in the Joint Proxy Statement/Prospectus.

(b)        The Acquiring Fund is registered as a closed-end management investment company under the 1940 Act, and, to such counsel’s knowledge, such registration under the 1940 Act is in full force and effect.

(c)        Assuming that the Acquiring Fund Shares will be issued in accordance with the terms of this Agreement, the Acquiring Fund Shares to be issued and delivered to each Acquired Fund on behalf of its Acquired Fund Shareholders as provided by this Agreement are duly authorized and, upon such delivery, will be validly issued and fully paid and non-assessable by the Acquiring Fund, except that, as described in the Registration Statement, shareholders of the Acquiring Fund may, under certain circumstances, be held personally liable for its obligations, and no shareholder of the Acquiring Fund has, as such holder, any preemptive rights to acquire, purchase or subscribe for any securities of the Acquiring Fund under the Acquiring Fund’s Declaration of Trust, By-Laws or Massachusetts law.

(d)        The Registration Statement is effective and, to such counsel’s knowledge, no stop order under the 1933 Act pertaining thereto has been issued.

(e)        To the knowledge of such counsel, no consent, approval, authorization or order of any court or governmental authority of the United States or the Commonwealth of Massachusetts is required for consummation by the Acquiring Fund of the transactions contemplated herein, except as have been obtained.

(f)        The execution and delivery of the Agreement by the Fund, did not, and the consummation by the Acquiring Fund of the transactions contemplated herein will not, violate the Acquiring Fund’s Declaration of Trust, MTP Statement or By-Laws (assuming the requisite approval of the Fund’s shareholders has been obtained in accordance with its Declaration of Trust, MTP Statement and By-Laws).

Insofar as the opinions expressed above relate to or are dependent on matters governed by the laws of the Commonwealth of Massachusetts, Vedder Price P.C. may rely on the opinion of Bingham McCutchen LLP.

8.7        The Acquiring Fund shall have received on the Closing Date an opinion from Vedder Price P.C. dated as of the Closing Date, substantially to the effect that:

(a)        Premium Opportunity has been formed as a voluntary association with transferable shares of beneficial interest commonly referred to as a “Massachusetts business trust,” and is existing under the laws of the Commonwealth of Massachusetts and, to such counsel’s knowledge, has the power as a business trust to own all of its properties and assets and to carry on its business as presently conducted, in each case as described in the Joint Proxy Statement/Prospectus.

(b)        Premier Opportunity has been duly incorporated and is validly existing and in good standing under the laws of the State of Minnesota and, to such counsel’s knowledge, has the power to own all of its properties and assets and to carry on its business as presently conducted, in each case as described in the Joint Proxy Statement/Prospectus.

(c)        Each Acquired Fund is registered as a closed-end management investment company under the 1940 Act, and, to such counsel’s knowledge, such registration under the 1940 Act is in full force and effect.

(d)        To the knowledge of such counsel, no consent, approval, authorization or order of any court or governmental authority of the United States or the Commonwealth of Massachusetts or State of Minnesota, as applicable, is required for consummation by the Acquired Funds of the transactions contemplated herein, except as have been obtained.

(e)        With respect to each Acquired Fund, the execution and delivery of the Agreement by the Acquired Fund, did not, and the consummation by the Acquired Fund of the transactions contemplated herein will not, violate the Acquired Fund’s Declaration of Trust or Articles of Incorporation, as applicable, VRDP Statement or By-Laws (assuming the requisite approval of the Fund’s shareholders has been obtained in accordance with its Declaration of Trust or Articles of Incorporation, as applicable, VRDP Statement and By-Laws).

Insofar as the opinions expressed above relate to or are dependent upon matters governed by the laws of the Commonwealth of Massachusetts, Vedder Price P.C. may rely on the opinion of Bingham McCutchen LLP. Insofar as the opinions expressed above relate to or are dependent upon matters governed by the laws of or the State of Minnesota, Vedder Price P.C. may rely on the opinion of Dorsey & Whitney LLP.

8.8        With respect to each Reorganization, the Funds participating in such Reorganization shall have received an opinion of Vedder Price P.C. addressed to the Acquiring Fund and the Acquired Fund substantially to the effect that for federal income tax purposes:

(a)        The transfer of substantially all of the Acquired Fund’s assets to the Acquiring Fund in exchange solely for Acquiring Fund Shares and the assumption by the Acquiring Fund of substantially all of the liabilities of the Acquired Fund followed by the distribution to Acquired Fund Shareholders of all the Acquiring Fund Shares received by the Acquired Fund in complete liquidation of the Acquired Fund will constitute a “reorganization” within the meaning of Section 368(a) of the Code and the Acquiring Fund and the Acquired Fund will each be a “party to a reorganization,” within the meaning of Section 368(b) of the Code, with respect to the Reorganization.

(b)        No gain or loss will be recognized by the Acquiring Fund upon the receipt of substantially all of the assets of the Acquired Fund solely in exchange for Acquiring Fund Shares and the assumption by the Acquiring Fund of substantially all of the liabilities of the Acquired Fund.

(c)        No gain or loss will be recognized by the Acquired Fund upon the transfer of substantially all of its assets to the Acquiring Fund solely in exchange for Acquiring Fund Shares and the assumption by the Acquiring Fund of substantially all of the liabilities of the Acquired Fund or upon the distribution (whether actual or constructive) of such Acquiring Fund Shares to Acquired Fund Shareholders solely in exchange for such shareholders’ common and preferred shares of the Acquired Fund in complete liquidation of the Acquired Fund.

(d)        No gain or loss will be recognized by the Acquired Fund Shareholders upon the exchange of their Acquired Fund shares solely for Acquiring Fund Shares in the Reorganization, except with respect to any cash received in lieu of a fractional Acquiring Fund Common Share.

(e)        The aggregate basis of the Acquiring Fund Shares received by each Acquired Fund Shareholder pursuant to the Reorganization (including any fractional Acquiring Fund Common Share to which a shareholder would be entitled) will be the same as the aggregate basis of the Acquired Fund shares exchanged therefor by such shareholder. The holding period of the Acquiring Fund Shares received by each Acquired Fund Shareholder (including any fractional Acquiring Fund Common Share to which a shareholder would be entitled) will include the period during which the Acquired Fund shares exchanged therefor were held by such shareholder, provided such Acquired Fund shares are held as capital assets at the time of the Reorganization.

(f)        The basis of the Acquired Fund’s assets transferred to the Acquiring Fund will be the same as the basis of such assets to the Acquired Fund immediately before the Reorganization. The holding period of the assets of the Acquired Fund in the hands of the Acquiring Fund will include the period during which those assets were held by the Acquired Fund.

No opinion will be expressed as to (1) the federal income tax consequences of payments, if any, to preferred shareholders of the MN Acquired Fund who elect Dissenters’ Rights, (2) the effect of the Reorganizations on (A) each Acquired Fund, the Acquiring Fund or any Acquired Fund shareholder with respect to any asset as to which any unrealized gain or loss is required to be recognized under federal income tax principles (i) at the end of a taxable year (or on the termination thereof) or (ii) upon the transfer of such asset regardless of whether such transfer would otherwise be a non-taxable transaction under the Code, or (B) an Acquired Fund, the Acquiring Fund or any Acquired Fund Shareholder with respect to any stock held in a passive foreign investment company as defined in Section 1297(a) of the Code or (3) any other federal tax issues (except those set forth above) and all state, local or foreign tax issues of any kind.

Such opinion shall be based on customary assumptions and such representations as Vedder Price P.C. may reasonably request of the Funds, and each Acquired Fund and the Acquiring Fund will cooperate to make and certify the accuracy of such representations. Notwithstanding anything herein to the contrary, neither the Acquiring Fund nor any Acquired Fund may waive the conditions set forth in this Section 8.8. Insofar as the opinions expressed above relate to or are dependent upon the classification of the Acquiring Fund VRDP Shares as equity securities for U.S. federal income tax purposes, Vedder Price P.C. may rely on the opinion of Sidley Austin LLP with respect to such issue.

8.9        The Acquiring Fund shall have obtained written confirmation from Moody’s Investors Service, Inc., Fitch, Inc. or Standard & Poor’s Ratings Services, as applicable, that (a) consummation of the transactions contemplated by this Agreement will not impair the then current rating assigned by such rating agencies to the existing Acquiring Fund MTP Shares and VMTP Shares and (b) the Acquiring Fund VRDP Shares to be issued pursuant to Section 1.1 will be rated by such rating agencies no less than the then current rating assigned by such rating agencies to the Acquired Fund VRDP Shares exchanged therefor.

ARTICLE IX

EXPENSES

9.1        The expenses incurred in connection with the Reorganizations (whether or not the Reorganizations are consummated) will be allocated among the Funds pro-rata based on the projected relative benefits to each Fund during the first year following the Reorganizations and each Fund shall have accrued such expenses and liabilities before the Valuation Time. Reorganization expenses include, without limitation: (a) expenses associated with the preparation and filing of the Registration Statement and other Proxy Materials; (b) postage; (c) printing; (d) accounting fees; (e) legal fees incurred by each Fund; (f) solicitation costs of the transactions; and (g) other related administrative or operational costs.

9.2        Each party represents and warrants to the other parties that there is no person or entity entitled to receive any broker’s fees or similar fees or commission payments in connection with the transactions provided for herein.

9.3        Notwithstanding the foregoing, expenses will in any event be paid by the party directly incurring such expenses if and to the extent that the payment by another party of such expenses would result in the disqualification of an Acquired Fund or the Acquiring Fund, as the case may be, as a RIC.

ARTICLE X

ENTIRE AGREEMENT; SURVIVAL OF WARRANTIES

10.1        The parties agree that no party has made to the other parties any representation, warranty and/or covenant not set forth herein, and that this Agreement constitutes the entire agreement between and among the parties.

10.2        The representations, warranties, and covenants contained in this Agreement or in any document delivered pursuant to or in connection with this Agreement shall not survive the consummation of the transactions contemplated hereunder.

ARTICLE XI

TERMINATION

11.1        This Agreement may be terminated by the mutual agreement of the parties and such termination may be effected by each Fund’s Chief Administrative Officer or any Vice President without further action by the Acquiring Fund Board or an Acquired Fund Board. In addition, this Agreement may be terminated at or before the Closing Date due to:

(a)        a breach by any other party of any representation, warranty, or agreement contained herein to be performed at or before the Closing Date, if not cured within 30 days;

(b)        a condition precedent to the obligations of the terminating party that has not been met or waived and it reasonably appears that it will not or cannot be met; or

(c)        a determination by the Acquiring Fund Board or an Acquired Fund Board that the consummation of the transactions contemplated herein is not in the best interests of its respective Fund involved in the Reorganizations.

11.2        In the event of any such termination, in the absence of willful default, there shall be no liability for damages on the part of the Acquiring Fund Board, any Acquired Fund Board, any Acquired Fund, the Acquiring Fund, the Adviser, or any Fund’s or Adviser’s officers.

ARTICLE XII

AMENDMENTS

12.1        This Agreement may be amended, modified, or supplemented in such manner as may be mutually agreed upon in writing by the officers of each Fund as specifically authorized by each Fund’s Board of Trustees or Board of Directors, as applicable; provided, however, that following the meeting of the shareholders of the Funds called by each Fund pursuant to Section 5.2 of this Agreement, no such amendment, modification or supplement may have the effect of changing the provisions for determining the number of Acquiring Fund Shares to be issued to the Acquired Fund Shareholders under this Agreement to the detriment of such shareholders without their further approval.

ARTICLE XIII

HEADINGS; COUNTERPARTS; GOVERNING LAW; ASSIGNMENT; LIMITATION OF LIABILITY

13.1        The article and section headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

13.2        This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

13.3        This Agreement shall be governed by and construed in accordance with the laws of the Commonwealth of Massachusetts.

13.4        This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, and no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other parties. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm, or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

13.5        With respect to the Acquiring Fund and Premium Opportunity, it is expressly agreed that the obligations of such Fund hereunder shall not be binding upon any of the Board members, shareholders, nominees, officers, agents, or employees of such Fund personally, but shall bind only the fund property of such Fund, as provided in such Fund’s Declaration of Trust, which is on file with the Secretary of State of the Commonwealth of Massachusetts. The execution and delivery of this Agreement have been authorized by the Boards, and signed by authorized officers of the Acquiring

Fund and Premium Opportunity acting as such. Neither the authorization by such Board members nor the execution and delivery by such officers shall be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the fund property of such Fund as provided in its Declaration of Trust.

13.6        It is understood and agreed that the use of a single Agreement is for administrative convenience only and shall constitute a separate agreement between each Acquired Fund and the Acquiring Fund, as if each party had executed a separate document. No Fund shall have any liability for the obligations of any other Fund, and the liabilities of each Fund shall be several and not joint.

[Remainder of Page Intentionally Left Blank]

IN WITNESS WHEREOF, the parties have duly executed this Agreement, all as of the date first written above.

NUVEEN AMT-FREE MUNICIPAL INCOME FUND

By:
Name:	Kevin J. McCarthy
Title:	Vice President and Secretary

ACKNOWLEDGED:

By:
Name:

NUVEEN PREMIER MUNICIPAL OPPORTUNITY FUND, INC.

By:
Name:	Kevin J. McCarthy
Title:	Vice President and Secretary

ACKNOWLEDGED:

By:
Name:

NUVEEN PREMIUM INCOME MUNICIPAL OPPORTUNITY FUND

By:
Name:	Kevin J. McCarthy
Title:	Vice President and Secretary

ACKNOWLEDGED:

By:
Name:

EXHIBIT A

Acquired Fund	Acquired Fund Preferred Shares Outstanding	Acquiring Fund Preferred Shares to be Issued in the Reorganizations
Premium Opportunity	VRDP Shares, Series 2 $100,000 liquidation value per share Final Mandatory Redemption Date: June 1, 2040	VRDP Shares, Series 1 $100,000 liquidation value per share Final Mandatory Redemption Date: June 1, 2040

Premier Opportunity	VRDP Shares, Series 1 $100,000 liquidation value per share Final Mandatory Redemption Date: December 1, 2040	VRDP Shares, Series 2 $100,000 liquidation value per share Final Mandatory Redemption Date: December 1, 2040

EXHIBIT B

CAPITALIZATION OF ACQUIRED FUNDS

Acquired Fund	Authorized Common Shares	Authorized Preferred Shares
Premier Opportunity	200,000,000	1,000,000

Premium Opportunity	Unlimited	Unlimited

APPENDIX B

MINNESOTA STATUTES-RIGHTS OF DISSENTING SHAREHOLDERS

302A.471 RIGHTS OF DISSENTING SHAREHOLDERS.

Subdivision 1. Actions creating rights. A shareholder of a corporation may dissent from, and obtain payment for the fair value of the shareholder’s shares in the event of, any of the following corporate actions:

(a)        unless otherwise provided in the articles, an amendment of the articles that materially and adversely affects the rights or preferences of the shares of the dissenting shareholder in that it:

(1)        alters or abolishes a preferential right of the shares;

(2)        creates, alters, or abolishes a right in respect of the redemption of the shares, including a provision respecting a sinking fund for the redemption or repurchase of the shares;

(3)        alters or abolishes a preemptive right of the holder of the shares to acquire shares, securities other than shares, or rights to purchase shares or securities other than shares;

(4)        excludes or limits the right of a shareholder to vote on a matter, or to cumulate votes, except as the right may be excluded or limited through the authorization or issuance of securities of an existing or new class or series with similar or different voting rights; except that an amendment to the articles of an issuing public corporation that provides that section 302A.671 does not apply to a control share acquisition does not give rise to the right to obtain payment under this section; or

(5)        eliminates the right to obtain payment under this subdivision;

(b)        a sale, lease, transfer, or other disposition of property and assets of the corporation that requires shareholder approval under section 302A.661, subdivision 2, but not including a disposition in dissolution described in section 302A.725, subdivision 2, or a disposition pursuant to an order of a court, or a disposition for cash on terms requiring that all or substantially all of the net proceeds of disposition be distributed to the shareholders in accordance with their respective interests within one year after the date of disposition;

(c)        a plan of merger, whether under this chapter or under chapter 322B, to which the corporation is a constituent organization, except as provided in subdivision 3, and except for a plan of merger adopted under section 302A.626;

(d)        a plan of exchange, whether under this chapter or under chapter 322B, to which the corporation is a party as the corporation whose shares will be acquired by the acquiring organization, except as provided in subdivision 3;

(e)        a plan of conversion adopted by the corporation; or

(f)        any other corporate action taken pursuant to a shareholder vote with respect to which the articles, the bylaws, or a resolution approved by the board directs that dissenting shareholders may obtain payment for their shares.

Subdivision 2. Beneficial owners. (a) A shareholder shall not assert dissenters’ rights as to less than all of the shares registered in the name of the shareholder, unless the shareholder dissents with respect to all the shares that are beneficially owned by another person but registered in the name of the shareholder and discloses the name and address of each beneficial owner on whose behalf the shareholder dissents. In that event, the rights of the dissenter shall be determined as if the shares as to which the shareholder has dissented and the other shares were registered in the names of different shareholders.

(b)        A beneficial owner of shares who is not the shareholder may assert dissenters’ rights with respect to shares held on behalf of the beneficial owner, and shall be treated as a dissenting shareholder under the terms of this section and section 302A.473, if the beneficial owner submits to the corporation at the time of or before the assertion of the rights a written consent of the shareholder.

Subdivision 3. Rights not to apply. (a) Unless the articles, the bylaws, or a resolution approved by the board otherwise provide, the right to obtain payment under this section does not apply to a shareholder of (1) the surviving corporation in a merger with respect to shares of the shareholder that are not entitled to be voted on the merger and are not canceled or exchanged in the merger or (2) the corporation whose shares will be acquired by the acquiring organization in a plan of exchange with respect to shares of the shareholder that are not entitled to be voted on the plan of exchange and are not exchanged in the plan of exchange.

(b)        If a date is fixed according to section 302A.445, subdivision 1, for the determination of shareholders entitled to receive notice of and to vote on an action described in subdivision 1, only shareholders as of the date fixed, and beneficial owners as of the date fixed who hold through shareholders, as provided in subdivision 2, may exercise dissenters’ rights.

(c)        Notwithstanding subdivision 1, the right to obtain payment under this section, other than in connection with a plan of merger adopted under section 302A.621, is limited in accordance with the following provisions:

(1)        The right to obtain payment under this section is not available for the holders of shares of any class or series of shares that is listed on the New York Stock Exchange, the American Stock Exchange, the NASDAQ Global Market, or the NASDAQ Global Select Market.

(2)        The applicability of clause (1) is determined as of:

(i)        the record date fixed to determine the shareholders entitled to receive notice of, and to vote at, the meeting of shareholders to act upon the corporate action described in subdivision 1; or

(ii)        the day before the effective date of corporate action described in subdivision 1 if there is no meeting of shareholders.

(3)        Clause (1) is not applicable, and the right to obtain payment under this section is available pursuant to subdivision 1, for the holders of any class or series of shares who are required by the terms of the corporate action described in subdivision 1 to accept for such shares anything other than shares, or cash in lieu of fractional shares, of any class or any series of shares of a domestic or foreign corporation, or any other ownership interest of any other organization, that satisfies the standards set forth in clause (1) at the time the corporate action becomes effective.

Subdivision 4. Other rights. The shareholders of a corporation who have a right under this section to obtain payment for their shares, or who would have the right to obtain payment for their shares absent the exception set forth in paragraph (c) of subdivision 3, do not have a right at law or in equity to have a corporate action described in subdivision 1 set aside or rescinded, except when the corporate action is fraudulent with regard to the complaining shareholder or the corporation.

302A.473 PROCEDURES FOR ASSERTING DISSENTERS’ RIGHTS.

Subdivision 1. Definitions. (a) For purposes of this section, the terms defined in this subdivision have the meanings given them.

(b)        “Corporation” means the issuer of the shares held by a dissenter before the corporate action referred to in section 302A.471, subdivision 1 or the successor by merger of that issuer.

(c)        “Fair value of the shares” means the value of the shares of a corporation immediately before the effective date of the corporate action referred to in section 302A.471, subdivision 1.

(d)        “Interest” means interest commencing five days after the effective date of the corporate action referred to in section 302A.471, subdivision 1, up to and including the date of payment, calculated at the rate provided in section 549.09 for interest on verdicts and judgments.

Subdivision 2. Notice of action. If a corporation calls a shareholder meeting at which any action described in section 302A.471, subdivision 1 is to be voted upon, the notice of the meeting shall inform each shareholder of the right to dissent and shall include a copy of section 302A.471 and this section and a brief description of the procedure to be followed under these sections.

Subdivision 3. Notice of dissent. If the proposed action must be approved by the shareholders and the corporation holds a shareholder meeting, a shareholder who is entitled to dissent under section 302A.471 and who wishes to exercise dissenters’ rights must file with the corporation before the vote on the proposed action a written notice of intent to demand the fair value of the shares owned by the shareholder and must not vote the shares in favor of the proposed action.

Subdivision 4. Notice of procedure; deposit of shares. (a) After the proposed action has been approved by the board and, if necessary, the shareholders, the corporation shall send to (i) all shareholders who have complied with subdivision 3, (ii) all shareholders who did not sign or consent to a written action that gave effect to the action creating the right to obtain payment under section 302A.471, and (iii) all shareholders entitled to dissent if no shareholder vote was required, a notice that contains:

(1)        the address to which a demand for payment and certificates of certificated shares must be sent in order to obtain payment and the date by which they must be received;

(2)        any restrictions on transfer of uncertificated shares that will apply after the demand for payment is received;

(3)        a form to be used to certify the date on which the shareholder, or the beneficial owner on whose behalf the shareholder dissents, acquired the shares or an interest in them and to demand payment; and

(4)        a copy of section 302A.471 and this section and a brief description of the procedures to be followed under these sections.

(b)        In order to receive the fair value of the shares, a dissenting shareholder must demand payment and deposit certificated shares or comply with any restrictions on transfer of uncertificated shares within 30 days after the notice required by paragraph (a) was given, but the dissenter retains all other rights of a shareholder until the proposed action takes effect.

Subdivision 5. Payment; return of shares. (a) After the corporate action takes effect, or after the corporation receives a valid demand for payment, whichever is later, the corporation shall remit to each dissenting shareholder who has complied with subdivisions 3 and 4 the amount the corporation estimates to be the fair value of the shares, plus interest, accompanied by:

(1)        the corporation’s closing balance sheet and statement of income for a fiscal year ending not more than 16 months before the effective date of the corporate action, together with the latest available interim financial statements;

(2)        an estimate by the corporation of the fair value of the shares and a brief description of the method used to reach the estimate; and

(3)        a copy of section 302A.471 and this section, and a brief description of the procedure to be followed in demanding supplemental payment.

(b)        The corporation may withhold the remittance described in paragraph (a) from a person who was not a shareholder on the date the action dissented from was first announced to the public or who is dissenting on behalf of a person who was not a beneficial owner on that date. If the dissenter has complied with subdivisions 3 and 4, the corporation shall forward to the dissenter the materials described in paragraph (a), a statement of the reason for withholding the remittance, and an offer to pay to the dissenter the amount listed in the materials if the dissenter agrees to accept that amount in full satisfaction. The dissenter may decline the offer and demand payment under subdivision 6. Failure to do so entitles the dissenter only to the amount offered. If the dissenter makes demand, subdivisions 7 and 8 apply.

(c)        If the corporation fails to remit payment within 60 days of the deposit of certificates or the imposition of transfer restrictions on uncertificated shares, it shall return all deposited certificates and cancel all transfer restrictions. However, the corporation may again give notice under subdivision 4 and require deposit or restrict transfer at a later time.

Subdivision 6. Supplemental payment; demand. If a dissenter believes that the amount remitted under subdivision 5 is less than the fair value of the shares plus interest, the dissenter may give written notice to the corporation of the dissenter’s own estimate of the fair value of the shares, plus interest, within 30 days after the corporation mails the remittance under subdivision 5, and demand payment of the difference. Otherwise, a dissenter is entitled only to the amount remitted by the corporation.

Subdivision 7. Petition; determination. If the corporation receives a demand under subdivision 6, it shall, within 60 days after receiving the demand, either pay to the dissenter the amount demanded or agreed to by the dissenter after discussion with the corporation or file in court a petition requesting that the court determine the fair value of the shares, plus interest. The petition shall be filed in the county in which the registered office of the corporation is located, except that a surviving foreign corporation that receives a demand relating to the shares of a constituent domestic corporation shall file the petition in the county in this state in which the last registered office of the constituent corporation was located. The petition shall name as parties all dissenters who have demanded payment under subdivision 6 and who have not reached agreement with the corporation. The corporation shall, after filing the petition, serve all parties with a summons and copy of the petition under the Rules of Civil Procedure. Nonresidents of this state may be served by registered or certified mail or by publication as provided by law. Except as otherwise provided, the Rules of Civil Procedure apply to this proceeding. The jurisdiction of the court is plenary and exclusive. The court may appoint appraisers, with powers and authorities the court deems proper, to receive evidence on and recommend the amount of the fair value of the shares. The court shall determine whether the shareholder or shareholders in question have fully complied with the requirements of this section, and shall determine the fair value of the shares, taking into account any and all factors the court finds relevant, computed by any method or combination of methods that the court, in its discretion, sees fit to use, whether or not used by the corporation or by a dissenter. The fair value of the shares as determined by the court is binding on all shareholders, wherever located. A dissenter is entitled to judgment in cash for the amount by which the fair value of the shares as determined by the court, plus interest, exceeds the amount, if any, remitted under subdivision 5, but shall not be liable to the corporation for the amount, if any, by which the amount, if any, remitted to the dissenter under subdivision 5 exceeds the fair value of the shares as determined by the court, plus interest.

Subdivision 8. Costs; fees; expenses. (a) The court shall determine the costs and expenses of a proceeding under subdivision 7, including the reasonable expenses and compensation of any appraisers appointed by the court, and shall assess those costs and expenses against the corporation, except that the court may assess part or all of those costs and expenses against a dissenter whose action in demanding payment under subdivision 6 is found to be arbitrary, vexatious, or not in good faith.

(b)        If the court finds that the corporation has failed to comply substantially with this section, the court may assess all fees and expenses of any experts or attorneys as the court deems equitable. These fees and expenses may also be assessed against a person who has acted arbitrarily, vexatiously, or not in good faith in bringing the proceeding, and may be awarded to a party injured by those actions.

(c)        The court may award, in its discretion, fees and expenses to an attorney for the dissenters out of the amount awarded to the dissenters, if any.

APPENDIX C

Copy No.

CONFIDENTIAL INFORMATION MEMORANDUM

STRICTLY CONFIDENTIAL

SUBJECT TO COMPLETION, DATED [            ], 2012

IMPORTANT INFORMATION

This Information Memorandum sets forth the terms of the VRDP Shares (as defined below) to be issued in connection with the reorganizations of Nuveen Premier Municipal Opportunity Fund, Inc. and Nuveen Premium Income Municipal Opportunity Fund into Nuveen AMT-Free Municipal Income Fund.

NUVEEN AMT-FREE MUNICIPAL INCOME FUND

VARIABLE RATE DEMAND PREFERRED SHARES (“VRDP SHARES”)

SERIES 1 VRDP SHARES

SERIES 2 VRDP SHARES

(THE “NEW VRDP SHARES”)

LIQUIDATION PREFERENCE $100,000 PER SHARE

The Offering. Nuveen AMT-Free Municipal Income Fund (the “Fund”) is a diversified, closed-end management investment company. This Information Memorandum is provided for information purposes in connection with the offering of the New VRDP Shares for Series 1 and 2 of the Fund pursuant to the reorganizations of Nuveen Premier Municipal Opportunity Fund, Inc. (“Premier Opportunity”) and Nuveen Premium Income Municipal Opportunity Fund (“Premium Opportunity”) (each, an “Acquired Fund” and, collectively, the “Acquired Funds”) into the Fund (each, a “Reorganization” and, collectively, the “Reorganizations”). Each New VRDP Share has a liquidation preference of $100,000 per share (the “Liquidation Preference”).

This Information Memorandum is provided exclusively to VRDP shareholders of the Acquired Funds who were holders of Acquired Fund VRDP Shares as of [            ], 2012. Upon the closing of the Reorganizations, each Acquired Fund will transfer substantially all of its assets to the Fund in exchange for common and preferred shares of the Fund, and the assumption by the Fund of substantially all of the liabilities of the Acquired Fund. Each Acquired Fund will then be liquidated, dissolved and terminated in accordance with its declaration of trust or articles of incorporation, as applicable. The Fund will issue a separate series of New VRDP Shares corresponding to each series of Acquired Fund VRDP Shares. Holders of VRDP Shares of each Acquired Fund will receive on a one-for-one basis shares of the applicable series of New VRDP Shares of the Fund, in exchange for VRDP Shares of the Acquired Fund held immediately prior to the Reorganization.

Below is a chart summarizing certain information with respect to each outstanding series of VRDP Shares of the Acquired Funds and each series of New VRDP Shares (each, a “VRDP Series”) to be issued in connection with the Reorganizations. The chart and other relevant statements herein regarding the exchange of New VRDP Shares for VRDP Shares of the Acquired Funds assume all approvals and consents necessary to effectuate the Reorganizations are obtained prior to the closing, including the consents of the Liquidity Providers (as defined herein) and rating agencies with respect to the VRDP Shares of the Acquired Funds.

Fund	Acquired Funds VRDP Series Outstanding	VRDP Series of the Fund to be Issued and Outstanding Following the Reorganizations
Premier Opportunity

VRDP Shares, Series 1

Final Mandatory Redemption Date:

December 1, 2040

Number of VRDP Shares: 1,309

Adjustable Dividend Rate:

Resets weekly

Optional Tender With Seven-Day Notice

for Remarketing

Unconditional Demand Feature:

Purchase Agreement with Liquidity Provider

VRDP Shares, Series 1

Final Mandatory Redemption Date:

December 1, 2040

Number of VRDP Shares: 1,309

Adjustable Dividend Rate:

Resets weekly

Optional Tender With Seven-Day Notice

for Remarketing

Unconditional Demand Feature:

Purchase Agreement with Liquidity Provider

Premium Opportunity

VRDP Shares, Series 2

Final Mandatory Redemption Date:

June 1, 2040

Number of VRDP Shares: 2,190

Adjustable Dividend Rate:

Resets weekly

Optional Tender With Seven-Day Notice

for Remarketing

Unconditional Demand Feature:

Purchase Agreement with Liquidity Provider

VRDP Shares, Series 2

Final Mandatory Redemption Date:

June 1, 2040

Number of VRDP Shares: 2,190

Adjustable Dividend Rate:

Resets weekly

Optional Tender With Seven-Day Notice

for Remarketing

Unconditional Demand Feature:

Purchase Agreement with Liquidity Provider

In connection with the Reorganizations, the Fund is making certain changes to the Statements (as defined below) of each series of VRDP Shares relative to the Statements currently in effect with respect to the Acquired Funds’ VRDP Shares, which are designed principally to facilitate administration and to reflect the fact that after the Reorganizations, the Fund will have two series of VRDP Shares, one series of MuniFund Trust Preferred Shares (“MTP Shares”) and one series of Variable Rate MuniFund Term Preferred Shares (“VMTP Shares”) outstanding.

Following the Reorganizations, based on VRDP Shares outstanding as of [            ], 2012, the Fund will have 3,499 VRDP Shares outstanding in two different VRDP Series. The Fund will also have 676 VMTP Shares and 8,300,000 MTP Shares outstanding. The New VRDP Shares of each VRDP Series will rank on parity with each other with respect to the payment of dividends by the Fund, will have the same Liquidation Preference ($100,000) and will be entitled to one vote per share. The New VRDP Shares will also rank on parity with the VMTP Shares and MTP Shares.

Information regarding the Fund’s and each Acquired Fund’s current short-term and long-term ratings assigned by, as applicable, Fitch, Inc., Moody’s Investors Service, Inc. and Standard & Poor’s Ratings Services is available at www.fitchratings.com, www.moodys.com and www.standardandpoors.com, respectively. No assurances can be given that the current ratings will be maintained.

Terms of the New VRDP Shares. The terms of the New VRDP Shares of the Fund to be issued pursuant to the Reorganizations will be substantially similar, as of the time of the closing of the Reorganizations, to the terms of the outstanding VRDP Shares of the Acquired Fund for which the New VRDP Shares are exchanged. Attached as exhibits to this Information Memorandum are forms of the Statement Establishing and Fixing the Rights and Preferences of VRDP Shares (the “Statement”) and VRDP Purchase Agreement (as defined herein) for each new VRDP Series to be issued in connection with the Reorganizations. You are urged to review the Statements and VRDP Purchase Agreements. This Information Memorandum only summarizes some of the terms and differences of the New VRDP Shares and some differences among the VRDP Series to be issued as part of the Reorganizations, and it is qualified in its entirety by the terms set forth in the Statements and the VRDP Purchase Agreements. Certain of the capitalized terms used herein and not defined have the meanings ascribed to them in the Statements. See “Description of the New VRDP Shares.”

The New VRDP Shares have the following features, which will be substantially similar to those of the Acquired Fund VRDP Shares as of the closing of the Reorganizations:

—	the same short-term and long-term rating from one or more rating agencies;

—	the same Liquidation Preference ($100,000) and Final Mandatory Redemption Date (as detailed above);

—	the same terms with respect to the payment of an adjustable dividend rate set weekly by a Remarketing Agent;

—	the same right to give notice on any business day to tender the securities for remarketing in seven days;

—	the same terms with respect to the Mandatory Tender for remarketing upon the occurrence of certain events; and

—

continuing to have the benefit of an unconditional demand feature pursuant to a VRDP Purchase Agreement provided by the same bank acting as Liquidity Provider with respect to each outstanding series of Acquired Fund VRDP Shares as of the closing date of the Reorganizations.

[Changes to VRDP Series.    The following is a summary of the significant differences between the Statements for the VRDP Shares of the Acquired Funds and the corresponding Statements for the New VRDP Shares of the Fund:

—

clarifying changes to resolve certain inconsistencies and ambiguities otherwise created by having multiple series of VRDP and other preferred shares concurrently outstanding, including clarification of exclusive voting rights by series (except as otherwise required by the 1940 Act) on matters affecting such series that do not adversely affect the rights of holders of any other preferred or common shares, in connection with the expected issuance, under separate Statements, of series of New VRDP Shares of the Fund designated Series 1 and Series 2, pursuant to the Reorganizations;

—

changes reflected in the Statement for Series 2, as compared with the statement for the VRDP Shares of Premium Opportunity, to conform to the terms of the Series 1 VRDP that are currently in the Statement for the VRDP Shares of Premier Opportunity, consistent with the terms of VRDP offerings by Nuveen funds since December 2010 (inclusive), to provide increased flexibility and clarification with regard to the role of ratings of the applicable series of New VRDP Shares and conform certain other provisions:

—

add a provision that the Fund will use reasonable best efforts to maintain at least one short-term rating of such series to the extent that the Liquidity Provider has a short-term debt rating, and clarify that the Fund otherwise may terminate, without New VRDP shareholder approval, the services of any and all rating agencies with respect to such series;

—	clarify that the Fund can amend the Statement for such series without regard to ratings impact;

—

clarify that the Fund may address a failure to cure a VRDP Basic Maintenance Amount breach by the cure date by accepting a downgrade or terminating the rating, in lieu of an otherwise mandatory redemption;

—

modify the Maximum Rate definition to provide that (i) the Applicable Percentage for below investment grade also applies in the absence of any long-term ratings and (ii) the Applicable Percentage will be based upon the higher, rather than lower, long-term rating in the event of a split;

—	delete from the Statement any requirement for a rating agency confirmation;

—	in the definition of Mandatory Purchase Event, change the specified minimum term for renewal or replacement of the VRDP Purchase Agreement from 364 days to 180 days; and

—	provide that, in connection with any remarketing, priority be given to remarketing of any New VRDP Shares of such series, if any, then owned by the Liquidity Provider;

—

changes to facilitate the ability of the Fund to replace a Liquidity Provider prior to a Scheduled Termination Date, which replacement, as is currently the case with any replacement of a Liquidity Provider, will constitute a Mandatory Tender Event;

—

changes to provide the Fund with increased flexibility to provide for different or modified terms in connection with establishment of a Special Rate Period; the establishment of a Special Rate Period will require, as is currently the case, prior notice and the consent of the applicable Liquidity Provider and will constitute a Mandatory Tender Event;

—	changes to the asset coverage compliance dates and cure dates, and mandatory redemption provisions, to conform to the corresponding provisions in the MTP and VMTP series:

—

test compliance with the Minimum VRDP Asset Coverage requirement each Business Day, instead of monthly, with the cure deadline not later than 30 calendar days following a breach, instead of ten Business Days; and

—

in connection with a mandatory redemption triggered by failure to cure a breach of the Minimum VRDP Asset Coverage requirement or the VRDP Basic Maintenance Amount requirement, the number of preferred shares to be redeemed may, at the Fund’s sole option (to the extent permitted by the 1940 Act and Massachusetts law), include any number or proportion of preferred shares of any series; provided, that to the extent that the Fund does a mandatory redemption of any New VRDP Shares, the Fund shall allocate the number to be redeemed pro rata among each series of New VRDP Shares subject to redemption or retirement.]

Differences Among VRDP Series.    Upon issuance of the New VRDP Shares, the Fund will have two VRDP Series outstanding. There will be two different banks serving as a Liquidity Provider to the Fund’s new VRDP Series. Citibank, N.A. will serve as the initial Liquidity Provider for VRDP Series 1, and Deutsche Bank Trust Company Americas will serve as the initial Liquidity Provider for VRDP Series 2, in each case being the same as the Liquidity Provider for the corresponding Acquired Fund VRDP Shares for which the New VRDP Shares of the applicable series will be exchanged in connection with the Reorganizations. The initial term of the VRDP Purchase Agreement with the Liquidity Provider for each of the new VRDP Series is expected to be no less than the remaining term of the applicable purchase agreement with respect to the VRDP Shares of each Acquired Fund immediately prior to the Reorganizations. Dividend rates may vary from series to series, because, for example, the applicable Remarketing Agent may reset the rate for one VRDP Series at a different level from that set by the Remarketing Agent for a different VRDP Series, or the rate for one series, but not the other series, must reset to the Maximum Rate (or a different level of Maximum Rate) depending on the terms of the applicable Statement. Redemptions prior to the Final Mandatory Redemption Dates for each VRDP Series may occur at different times and in different amounts from series to series due to differences in the respective Statements. In the event that the Fund were to make a partial redemption of New VRDP Shares, the redemption may not necessarily be effected pro rata among all VRDP Series then outstanding.

Each VRDP Purchase Agreement has an expiration date (each expiration date being referred to as a “Scheduled Termination Date”), subject to periodic extension or replacement. There is no assurance that a Liquidity Provider will renew, or continue to renew, the VRDP Purchase Agreement or that a replacement will be appointed. The VRDP Purchase Agreement with respect to each VRDP Series requires that the Liquidity Provider’s Purchase Obligation be renewed upon each Scheduled Termination Date for a term of at least 180 days (or replaced with a purchase obligation with such minimum term). If a Liquidity Provider does not renew the VRDP Purchase Agreement and it is not replaced, all VRDP Shares of the relevant VRDP Series will be subject to Mandatory Purchase by the Liquidity Provider prior to the expiration of the Purchase Obligation.

Remarketing.    The terms of the remarketing for the New VRDP Shares will be the same as for the Acquired Fund VRDP Shares. Shareholders of the New VRDP Shares will have the option to tender New VRDP Shares for remarketing on any Business Day not less than seven days after delivery of a Notice of Tender to a tender and paying agent appointed by the Fund with the consent of the Liquidity Provider (the “Tender and Paying Agent”) at the Purchase Price. In addition, the New VRDP Shares will be subject to mandatory tender for remarketing by the Remarketing Agent at the Purchase Price in the circumstances set forth in the Statement. The Remarketing Agent will use its best efforts in each case to remarket any New VRDP Shares so tendered. If no remarketing occurs on or before the relevant Purchase Date, or New VRDP Shares of any series remain unsold pursuant to an attempted

v

remarketing, the Tender and Paying Agent will deliver all such unsold New VRDP Shares that have been delivered to the Tender and Paying Agent to the applicable Liquidity Provider for purchase on such Purchase Date. In addition, the New VRDP Shares will be subject to mandatory purchase by the Liquidity Provider for that VRDP Series at the Purchase Price for such VRDP Shares in the event of termination of the VRDP Purchase Agreement for such VRDP Series and the Fund has not obtained an Alternate VRDP Purchase Agreement prior to such termination. The “Purchase Price” with respect to a VRDP Series is equal to the Liquidation Preference of New VRDP Shares to be purchased on a Purchase Date plus any accumulated but unpaid dividends (whether or not earned or declared), if any, to, but excluding, the relevant Purchase Date. The date designated for (i) purchase of New VRDP Shares with respect to a VRDP Series pursuant to an optional or mandatory tender for remarketing or (ii) mandatory purchase by the Liquidity Provider is referred to herein as a “Purchase Date.”

The Remarketing Agent for each new VRDP Series is expected to be the same remarketing agent as the remarketing agent for your Acquired Fund VRDP Shares.

Unconditional Demand Feature.    Each new VRDP Series will have the benefit of an unconditional demand feature pursuant to a purchase obligation, to be provided by the same bank that provides such demand feature to the corresponding series of Acquired Fund VRDP Shares as of the closing date of the Reorganizations (each, a “Liquidity Provider”), pursuant to a VRDP Purchase Agreement (each, a “VRDP Purchase Agreement”). The purchase obligation of the Liquidity Provider is transferable only in connection with a transfer of VRDP Shares; it is not separately transferable. Because the Fund will enter into separate VRDP Fee Agreements with the liquidity providers for each new VRDP Series as of the closing date of the Reorganizations, the Fund will be subject to any portfolio restrictions, consents or other requirements of multiple entities.

Dividends and Rate Periods.    It is anticipated that the Reorganizations will close on or about [            ] or such other date as the parties may agree. The applicable dividend rate of the New VRDP Shares commencing on, and including, the date of issuance, to, and including, the next succeeding Rate Determination Date, will be equal to the dividend rate in effect for the corresponding series of Acquired Fund VRDP Shares immediately prior to the closing. Generally, the dividend rate will be reset weekly by the Remarketing Agent. Dividends on New VRDP Shares are expected to be exempt from regular federal income tax and the federal alternative minimum tax applicable to individuals (the “AMT”), with exceptions for certain portions that may represent capital gains or ordinary income, if any, generally from portfolio transactions and market discount.

Dividends on the New VRDP Shares will be declared daily to the holders thereof at the close of business on each such day and paid on each Dividend Payment Date to the holders thereof at the close of business on the day immediately preceding such Dividend Payment Date. In connection with any transfer of New VRDP Shares, the transferor as Beneficial Owner of New VRDP Shares will be deemed to have agreed pursuant to the terms of the New VRDP Shares to transfer to the transferee the right to receive from the Fund any dividends declared and unpaid for each day prior to the transferee becoming the Beneficial Owner of the New VRDP Shares in exchange for payment of the Purchase Price for such New VRDP Shares by the transferee.

Maximum Rate.    The Maximum Rate for the New VRDP Shares on any Rate Determination Date or in respect of the occurrence of a failed remarketing for the VRDP Shares will be the Applicable Percentage of the Applicable Base Rate plus the Applicable Spread. The terms of the Maximum Rate, including the Applicable Percentage of the Applicable Base Rate and Applicable Spread, are described in the Statements. The Maximum Rate for VRDP Shares will depend on the long-term rating assigned to the VRDP Shares, the length of the Rate Period and whether or not the Fund has given notification to the Remarketing Agent and the Tender and Paying Agent that any ordinary income or capital gains will be included in the dividend on VRDP Shares for that Rate Period.

The New VRDP Shares will be subject to mandatory redemption by the Fund on the date set forth in the chart above, unless earlier redeemed or repurchased by the Fund.

Investing in VRDP Shares involves risks. See “Risk Factors” beginning on page 36 of this Information Memorandum.

The Fund’s investment objectives are to provide current income exempt from regular federal income tax and the AMT and to enhance portfolio value relative to the municipal bond market by investing in tax-exempt municipal bonds that the Fund’s investment adviser, Nuveen Fund Advisors, Inc. (the “Investment Adviser”), believes are underrated or undervalued or that represent municipal market sectors that are undervalued. Under normal circumstances, the Fund invests at least 80% of its net assets, including assets attributable to any principal amount of any borrowings (including the issuance of commercial paper or notes) or any preferred shares outstanding (“Managed Assets”) in portfolio securities that pay interest exempt from regular federal income tax and from the AMT. Under normal circumstances, the Fund invests at least 80% of its Managed Assets in investment grade securities that, at the time of investment, are rated within the four highest grades (Baa or BBB or better) by at least one nationally recognized statistical ratings organization (“NRSRO”) or are unrated but judged to be of comparable quality by the Investment Adviser. The Fund may invest up to 20% of its Managed Assets in municipal securities that at the time of investment are rated below investment grade or are unrated but judged to be of comparable quality by the Investment Adviser. No more than 10% of the Fund’s Managed Assets may be invested in municipal securities rated below B3/B- or that are unrated but judged to be of comparable quality by the Investment Adviser. There is no assurance that the Fund will achieve its investment objectives.

This Information Memorandum summarizes the current investment objectives and policies of the Fund.

The Fund’s principal office is located at 333 West Wacker Drive, Chicago, Illinois 60606, and its telephone number is (800) 257-8787.

THE NEW VRDP SHARES REPRESENT INVESTMENTS IN THE FUND AND DO NOT REPRESENT AN INTEREST IN OR OBLIGATIONS OF, AND ARE NOT INSURED BY, ANY OF THE FUND’S INVESTMENT ADVISER, THE LIQUIDITY PROVIDERS, THE REMARKETING AGENTS OR THE TENDER AND PAYING AGENT.

This Information Memorandum does not constitute an offer to exchange or otherwise purchase any Acquired Fund VRDP Shares. This Information Memorandum has not been reviewed by any federal or state securities commission or any regulatory authority of any jurisdiction, nor has any such commission or authority passed upon the accuracy or adequacy of this Information Memorandum. Any representation to the contrary is unlawful and may be a criminal offense.

The date of this Information Memorandum is [            ], 2012.

This Information Memorandum is furnished by the Fund on a confidential basis, and sets forth the terms of the New VRDP Shares. The information contained or incorporated by reference in this Information Memorandum has been provided by the Fund and other sources identified herein.

The offer of the New VRDP Shares has not been registered under the Securities Act of 1933, as amended (the “Securities Act”), or any state securities laws, and unless so registered, may not be offered, sold, assigned, transferred, pledged, encumbered or otherwise disposed of except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act and applicable state securities laws. Accordingly, the New VRDP Shares to be issued in the Reorganizations are being offered and sold only to holders of VRDP Shares of the Acquired Funds that are “qualified institutional buyers” (as defined in Rule 144A under the Securities Act) in accordance with the exemption from the registration requirements of the Securities Act provided by Section 4(a)(2) of the Securities Act and are subject to certain restrictions on transfer as further described under “Notice to Investors.”

This Information Memorandum does not constitute an offer to exchange or otherwise purchase any Acquired Fund VRDP Shares. The offer for the New VRDP Shares is being made only to the holders of Acquired Fund VRDP Shares in connection with the Reorganization of each Acquired Fund into the Fund. This Information Memorandum is personal to each investor to which it is made available and has been prepared solely for use in connection with the Reorganizations. Distribution of this Information Memorandum to any person other than a beneficial owner of Acquired Fund VRDP Shares and those persons, if any, retained to advise such beneficial owner is not authorized.

The New VRDP Shares will be issued in book-entry form, as global securities (the “global securities”). The global securities will be deposited with, or on behalf of, The Depository Trust Company (“DTC”) and registered in the name of Cede & Co., the nominee of DTC. Beneficial interests in the global securities will be held only through DTC and any of its participants. Unless the context otherwise requires, references in this Information Memorandum to “VRDP shareholders” or “New VRDP shareholders” include the Beneficial Owners of interests in the VRDP Shares and references to the “VRDP Shares” or “New VRDP Shares” include any beneficial interest therein. See “Book-Entry Procedures and Settlement” for further discussion of these matters.

This Information Memorandum contains summaries and other information believed to be accurate as of the date hereof with respect to certain terms of certain documents, but reference is made to the actual documents (copies of which will be made available on a confidential basis to owners of VRDP Shares upon request to the Fund) for complete information with respect thereto, and all such summaries are qualified in their entirety by such reference.

The distribution of this Information Memorandum in certain jurisdictions may be restricted by law. Persons in possession of this Information Memorandum are required to inform themselves about and to observe any such restrictions. This Information Memorandum does not constitute, and may not be used for or in connection with, an offer or solicitation by anyone in any jurisdiction in which such offer or solicitation is not authorized or to any person to whom it is unlawful to make such offer or solicitation.

No action has been taken by the Fund that would permit an offering of the VRDP Shares or the circulation or distribution of this Information Memorandum or any other material in relation to the Fund, the Liquidity Provider or the New VRDP Shares in any jurisdiction where action for that purpose is required.

THIS INFORMATION MEMORANDUM IS FOR INFORMATIONAL PURPOSES ONLY. INVESTORS MUST RELY ON THEIR OWN EXAMINATION OF THE FUND, THE APPLICABLE LIQUIDITY PROVIDER AND THE TERMS OF THE NEW VRDP SHARES, INCLUDING THE MERITS AND RISKS INVOLVED. INVESTORS SHOULD BE AWARE THAT THEY MAY BE REQUIRED TO BEAR THE FINANCIAL RISKS OF AN INVESTMENT IN NEW VRDP SHARES FOR AN INDEFINITE PERIOD OF TIME.

NONE OF THE FUND, ANY ACQUIRED FUND, ANY LIQUIDITY PROVIDER OR ANY REMARKETING AGENT OR THEIR RESPECTIVE AFFILIATES MAKES ANY REPRESENTATION REGARDING THE LEGALITY OF INVESTMENT IN THE NEW VRDP SHARES BY ANY PERSON UNDER APPLICABLE LEGAL INVESTMENT OR SIMILAR LAWS OR REGULATIONS OR THE PROPER CLASSIFICATION OF SUCH AN INVESTMENT THEREUNDER.

THE CONTENTS OF THIS INFORMATION MEMORANDUM ARE NOT TO BE CONSTRUED AS LEGAL, BUSINESS OR TAX ADVICE. EACH INVESTOR SHOULD CONSULT ITS OWN ATTORNEY, BUSINESS ADVISOR AND TAX ADVISOR AS TO LEGAL, BUSINESS AND TAX ADVICE.

Notwithstanding anything to the contrary contained in this Information Memorandum or any other express or implied agreement to the contrary, each beneficial owner of VRDP Shares (and each employee, representative or other agent of each beneficial owner) may disclose to any and all persons, without limitation of any kind, the tax treatment and tax structure of an investment in the New VRDP Shares and all materials of any kind that are provided to the beneficial owner of VRDP Shares relating to such tax treatment and tax structure (as such terms are defined in U.S. Treasury regulation section 1.6011-4).

In this Information Memorandum, references to “U.S. Dollars,” “Dollars” and “$” are to United States dollars.

FORWARD LOOKING STATEMENTS

Any projections, forecasts and estimates contained or incorporated by reference herein are forward looking statements and are based upon certain assumptions. Projections, forecasts and estimates are necessarily speculative in nature, and some or all of the assumptions underlying any projections, forecasts or estimates may not materialize or may vary significantly from actual results. Actual results may vary from any projections, forecasts and estimates and the variations may be material. Some important factors that could cause actual results to differ materially from those in any forward looking statements include changes in interest rates, market, financial or legal uncertainties, the state of the market in municipal securities, the funding and solvency of governmental entities and municipal issuers, and the timing and frequency of defaults on underlying investments. Consequently, the inclusion of any projections, forecasts and estimates herein should not be regarded as a representation by the Fund or any of its affiliates or any other person or entity of the results that will actually be achieved by the Fund. None of the Fund or its affiliates has any obligation to update or otherwise revise any projections, forecasts and estimates including any revisions to reflect changes in economic conditions or other circumstances arising after the date hereof or to reflect the occurrence of unanticipated events, even if the underlying assumptions do not come to fruition.

x

NOTICE TO INVESTORS

Each person acquiring New VRDP Shares, by its acceptance thereof, will be deemed to have acknowledged, represented to and agreed with the Fund, the applicable Liquidity Provider and the applicable Remarketing Agent as follows:

(1)        It understands and acknowledges that the securities have not been registered under the Securities Act or any other applicable securities law, are being offered for sale pursuant to Section 4(a)(2) of the Securities Act, and may not be offered, sold or otherwise transferred except in compliance with the registration requirements of the Securities Act or any other applicable securities law, pursuant to an exemption therefrom or in a transaction not subject thereto, and in each case in compliance with the conditions for transfer set forth in paragraph (4) below.

(2)        It is a “qualified institutional buyer” (“QIB”), as defined in Rule 144A promulgated under the Securities Act, and is acquiring the securities for its own account or for the account of another QIB.

(3)        It acknowledges that none of the Fund, any Liquidity Provider, any Remarketing Agent or any person representing any of the foregoing has made any representation to it with respect to the Fund, any Liquidity Provider or any Remarketing Agent or the offering or sale of any securities other than the information contained or incorporated by reference in this Information Memorandum, which has been delivered to it and upon which it is relying in making its investment decision with respect to the securities. Further, it acknowledges that with respect to the information supplied by the Liquidity Providers for inclusion in this Information Memorandum, no representation is made by the Fund as to the accuracy or completeness of such information. None of the Liquidity Providers accepts responsibility for the accuracy or completeness of this Information Memorandum or the Statements or any other information or disclosure contained or incorporated by reference herein, or omitted herefrom or in the Statements. In addition, no representation is made regarding New VRDP Shares or the advisability of investing in New VRDP Shares. Moreover, it acknowledges that it has had access to such financial and other information concerning the Fund and the applicable Liquidity Provider and the securities as it has deemed necessary in connection with its decision to purchase the securities offered hereby, including an opportunity to ask questions of and request information from the Fund and the applicable Liquidity Provider.

(4)        It is purchasing the securities for its own account, or for one or more investor accounts for which it is acting as a fiduciary or agent, in each case for investment, and not with a view to, or for offer or sale in connection with, any distribution thereof in violation of the Securities Act, subject to any requirements of law that the disposition of its property or the property of such investor account or accounts be at all times within its or their control and subject to its or their ability to resell such securities pursuant to Rule 144A or any exemption from registration available under the Securities Act. It agrees on its own behalf and on behalf of any investor account for which it is purchasing the securities and each subsequent holder or owner of the securities by its acceptance thereof will agree to offer, sell or otherwise transfer such securities only (a) to the Fund, (b) to or through a Remarketing Agent in a Remarketing, (c) to the applicable Liquidity Provider pursuant to the VRDP Purchase Agreement or (d) for so long as the securities offered hereby are eligible for resale pursuant to Rule 144A, but subject to the restrictions on transfer, outside of a Remarketing, described herein, to a person it reasonably believes is a QIB that purchases for its own account or for the account of a QIB to whom notice is given that the transfer is being made in reliance on Rule 144A, subject in each of the foregoing cases to any requirement of law that the disposition of its property or the property of such investor account or accounts be at all times within its or their control. Each purchaser acknowledges that each New VRDP Share will contain a legend substantially to the following effect:

THE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR ANY STATE SECURITIES LAW.

NEITHER THIS SECURITY NOR ANY INTEREST OR PARTICIPATION HEREIN MAY BE REOFFERED, SOLD, ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF SUCH REGISTRATION OR UNLESS SUCH TRANSACTION IS EXEMPT FROM, OR NOT SUBJECT TO, REGISTRATION.

THE HOLDER OF THIS SECURITY BY ITS ACCEPTANCE HEREOF AGREES TO OFFER, SELL OR OTHERWISE TRANSFER SUCH SECURITY, ONLY (A) TO THE FUND, (B) TO OR THROUGH A REMARKETING AGENT IN A REMARKETING, (C) TO THE APPLICABLE LIQUIDITY PROVIDER PURSUANT TO THE VRDP PURCHASE AGREEMENT OR (D) FOR SO LONG AS THE SECURITIES OFFERED HEREBY ARE ELIGIBLE FOR RESALE PURSUANT TO RULE 144A, BUT SUBJECT TO THE RESTRICTIONS ON TRANSFER, OUTSIDE OF A REMARKETING APPLICABLE TO THIS SECURITY, TO A PERSON IT REASONABLY BELIEVES IS A “QUALIFIED INSTITUTIONAL BUYER” THAT PURCHASES FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER TO WHOM NOTICE IS GIVEN THAT THE TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A OR ANY EXEMPTION FROM REGISTRATION AVAILABLE UNDER THE SECURITIES ACT. THE PURCHASE OBLIGATION IS TRANSFERABLE ONLY IN CONNECTION WITH A TRANSFER OF NEW VRDP SHARES; IT IS NOT SEPARATELY TRANSFERABLE.

NUVEEN FUND ADVISORS, INC. (“INVESTMENT ADVISER”), AFFILIATED PERSONS OF THE INVESTMENT ADVISER (AS DEFINED IN SECTION 2(a)(3) OF THE 1940 ACT) (OTHER THAN THE FUND, IN THE CASE OF A PURCHASE OF NEW VRDP SHARES WHICH ARE TO BE CANCELLED WITHIN 10 DAYS OF PURCHASE BY THE FUND), AND PERSONS OVER WHICH THE INVESTMENT ADVISER, OR AFFILIATED PERSONS OF THE INVESTMENT ADVISER (AS DEFINED IN SECTION 2(a)(3) OF THE 1940 ACT), EXERCISE DISCRETIONARY INVESTMENT OR VOTING AUTHORITY (OTHER THAN THE FUND, IN THE CASE OF A PURCHASE OF NEW VRDP SHARES WHICH ARE TO BE CANCELLED WITHIN 10 DAYS OF PURCHASE BY THE FUND), ARE NOT PERMITTED TO PURCHASE NEW VRDP SHARES WITHOUT THE PRIOR WRITTEN CONSENT OF THE APPLICABLE LIQUIDITY PROVIDER AND ANY SUCH PURCHASES SHALL BE VOID AB INITIO; PROVIDED, HOWEVER, THAT PURCHASES OF NEW VRDP SHARES MAY BE MADE BY BROKER-DEALERS THAT ARE AFFILIATED PERSONS OF THE INVESTMENT ADVISER IN RISKLESS PRINCIPAL TRANSACTIONS WITH RESPECT TO SUCH PURCHASES OF NEW VRDP SHARES.

THE HOLDER OF THIS SECURITY BY ITS ACCEPTANCE HEREOF SHALL BE DEEMED TO HAVE AGREED THAT, IN CONNECTION WITH ANY TRANSFER OF NEW VRDP SHARES, IT IS TRANSFERRING TO THE TRANSFEREE THE RIGHT TO RECEIVE FROM THE FUND ANY DIVIDENDS DECLARED AND UNPAID FOR EACH DAY PRIOR TO THE TRANSFEREE BECOMING THE BENEFICIAL OWNER OF THE NEW VRDP SHARES IN EXCHANGE FOR PAYMENT OF THE PURCHASE PRICE FOR SUCH NEW VRDP SHARES BY THE TRANSFEREE.

(5)        It acknowledges that the Fund, any Liquidity Provider and any Remarketing Agent and others will rely upon the truth and accuracy of the foregoing acknowledgments, representations and agreements and agrees that, if any of the acknowledgments, representations or warranties deemed to have been made by its purchase of securities are no longer accurate, it shall promptly notify the Fund, the applicable Liquidity Provider and any Remarketing Agent. If it is acquiring any securities as a fiduciary or agent for one or more investor accounts, it represents that it has sole investment discretion with respect to each such account and that it has full power to make the foregoing acknowledgments, representations and agreements on behalf of each such account.

SUMMARY

This is only a summary. You should review the more detailed information contained elsewhere in this Information Memorandum and the documents incorporated by reference or otherwise summarized in this Information Memorandum, including the information set forth in the sections “Risk Factors,” “How the Fund Manages Portfolio Risk” and “The Fund’s Investments—Derivatives and Hedging Strategies,” the Forms of Statement Establishing and Fixing the Rights and Preferences of VRDP Shares (each, a “Statement”), attached hereto as Appendix A, and the Forms of VRDP Purchase Agreement, attached hereto as Appendix B. Certain of the capitalized terms used herein and not defined herein shall have the meanings ascribed to them in the Statement.

The Fund	Nuveen AMT-Free Municipal Income Fund (the “Fund”) is a diversified, closed-end management investment company. The Fund’s common shares, $.01 par value (“Common Shares”), are traded on the NYSE MKT under the symbol “NEA.” As of [ ], 2012, the Fund had [ ] Common Shares outstanding. As of [ ], the Fund also had 8,300,000 MTP Shares (which trade on the New York Stock Exchange under the symbol “NEA PrC”) and 676 VMTP Shares outstanding. Further, in connection with the Reorganizations, the Fund will issue 3,499 VRDP Shares.

The Offering	This Information Memorandum is provided for information purposes in connection with the offering of the New VRDP Shares for Series 1 and 2 of the Fund pursuant to the reorganizations of Nuveen Premier Municipal Opportunity Fund, Inc. (“Premier Opportunity”) and Nuveen Premium Income Municipal Opportunity Fund (“Premium Opportunity”) (each, an “Acquired Fund” and, collectively, the “Acquired Funds”) into the Fund (each, a “Reorganization” and, collectively, the “Reorganizations”). Each New VRDP Share has a liquidation preference of $100,000 per share (the “Liquidation Preference”).

This Information Memorandum is provided exclusively to VRDP shareholders of the Acquired Funds who were holders of Acquired Fund VRDP Shares as of [ ], 2012. Upon the closing of the Reorganizations, each Acquired Fund will transfer substantially all of its assets to the Fund in exchange for common and preferred shares of the Fund, and the assumption by the Fund of substantially all of the liabilities of the Acquired Fund. Each Acquired Fund will then be liquidated, dissolved and terminated in accordance with its declaration of trust or articles of incorporation, as applicable. The Fund will issue a separate series of New VRDP Shares corresponding to each series of Acquired Fund VRDP Shares. Holders of VRDP Shares of each Acquired Fund will receive on a one-for-one basis shares of the applicable series of New VRDP Shares of the Fund, in exchange for VRDP Shares of the Acquired Fund held immediately prior to the Reorganization.

Description of the New VRDP Shares	The terms of the New VRDP Shares of the Fund to be issued pursuant to the Reorganizations will be substantially similar, as of the time of the closing of the Reorganizations, to the terms of the outstanding VRDP Shares of the Acquired Fund for which they are exchanged. Also, the terms of the remarketing for the New VRDP Shares will be the same as those for the Acquired Fund VRDP Shares. The description of the New VRDP Shares is qualified in its entirety by the terms set forth in the Statements and the VRDP Purchase Agreements for each series of New VRDP Shares (each a “VRDP Series”). See “Description of the New VRDP Shares.”

Changes to the New VRDP Shares	In connection with the Reorganizations, the Fund is making certain changes to the Statements governing each series of New VRDP Shares relative to the Statements currently in effect for the Acquired Fund VRDP Shares, which are principally to facilitate administration and to reflect the fact that after the Reorganizations, the Fund will have two series of New VRDP Shares, one series of MTP Shares and one series of VMTP Shares outstanding.

Liquidity Providers; the Purchase Obligation	Each VRDP Series will have the benefit of an unconditional demand feature pursuant to a purchase obligation, provided by the same bank that provides such demand feature for the corresponding series of Acquired Fund VRDP Shares immediately prior to the Reorganizations (the “Liquidity Provider”), pursuant to a VRDP Purchase Agreement. The initial term of the VRDP Purchase Agreement with the Liquidity Provider for each of the new VRDP Series is expected to be no less than the remaining term of the applicable purchase agreement with respect to the VRDP Shares of each Acquired Fund immediately prior to the Reorganizations. See “The Purchase Obligation” and “Liquidity Provider.”

Investment Objectives and Policies	The Fund’s investment objectives are to provide current income exempt from regular federal income tax and the federal alternative minimum tax applicable to individuals (the “AMT”) and to enhance portfolio value relative to the municipal bond market by investing in tax-exempt municipal bonds that the Fund’s investment adviser, Nuveen Fund Advisors, Inc., believes are underrated or undervalued or that represent municipal market sectors that are undervalued. See “The Fund’s Investments—Investment Objectives and Policies.”

There can be no assurance that the Fund will achieve its investment objectives.

Management of the Fund	Nuveen Fund Advisors, Inc. is the Fund’s investment adviser (the “Investment Adviser”). The Investment Adviser, a registered investment adviser with the Securities and Exchange Commission, is a wholly-owned subsidiary of Nuveen Investments, Inc. (“Nuveen” or “Nuveen Investments”). The Investment Adviser has selected Nuveen Asset Management, LLC (the “Sub-Adviser”) to serve as the sub-adviser to the Fund. See “Management of the Fund.”

Taxation	The Fund has elected to be treated, and intends to continue to qualify each year, as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), and generally does not expect to be subject to federal income tax.

Under normal circumstances, the Fund will invest at least 80% of its net assets in portfolio securities that pay interest exempt from regular federal income tax and the AMT. Accordingly, the dividends paid by the Fund from such interest will ordinarily be similarly exempt. Although the Fund expects that, under normal circumstances, it will not invest in municipal securities the interest on which is subject to the AMT, at times a portion of the income from municipal securities may be subject to the AMT. See “Material Income Tax Considerations” for a detailed discussion of the foregoing matters.

Governing Law	The Declaration and the Statement are governed by the laws of the Commonwealth of Massachusetts.

Each VRDP Purchase Agreement, Tender and Paying Agent Agreement and Remarketing Agreement is governed by the laws of the State of New York.

Risk Factors	Risk is inherent in all investing. You should carefully consider the risks of investing in VRDP Shares. See “Risk Factors,” “The Fund’s Investments—Investment Objectives and Policies” and “—Derivatives and Hedging Strategies” and “How the Fund Manages Portfolio Risk.”

THE FUND

The Fund is a diversified, closed-end management investment company registered under the 1940 Act. The Fund was organized as a Massachusetts business trust on July 29, 2002 and commenced investment operations on November 21, 2002. The Fund’s common shares are listed on the NYSE MKT under the symbol “NEA.” The Fund’s principal office is located at 333 West Wacker Drive, Chicago, Illinois 60606, and its telephone number is (800) 257-8787.

The following provides information about the Fund’s outstanding shares as of [            ].

Title of Class	Amount Authorized	Amount Held by the Fund or for its Account		Amount Outstanding
Common	Unlimited	[	]	[ ]
MTP Shares	Unlimited	[	]	8,300,000
VMTP Shares	[ ]	[	]	676

The following provides information about the Fund’s outstanding shares, as adjusted to reflect the issuance of the two series of New VRDP Shares following the completion of the Reorganizations as if such Reorganizations had been completed as of [            ].

Title of Class	Amount Authorized	Amount Held by the Fund or for its Account		Amount Outstanding
Common	Unlimited	[	]	[ ]
Preferred Shares	[ ]	[	]	[ ]
MTP Shares	Unlimited	[	]	8,300,000
Series 2014 VMTP Shares	676	[	]	676
VRDP Shares	3,499	[	]	3,499

DESCRIPTION OF THE NEW VRDP SHARES

The terms of the New VRDP Shares of the Fund to be issued pursuant to the Reorganizations will be substantially similar, as of the time of the closing of the Reorganizations, to those of the outstanding VRDP Shares of the Acquired Fund for which they are exchanged. Attached as exhibits to this Information Memorandum are forms of the Statement Establishing and Fixing the Rights and Preferences of VRDP Shares (each, a “Statement”) and VRDP Purchase Agreement (as defined herein) for each new VRDP Series to be issued in connection with the Reorganizations. You are urged to review the Statements and VRDP Purchase Agreements. This Information Memorandum only summarizes some of the terms and differences of the New VRDP Shares and some differences among the VRDP Series to be issued as part of the Reorganizations, and it is qualified in its entirety by the terms set forth in the Statements and the VRDP Purchase Agreements. Certain of the capitalized terms used herein and not defined have the meanings ascribed to them in the Statements.

The New VRDP Shares have the following features, which will be substantially similar to those of the Acquired Fund VRDP Shares for which they are exchanged, as of the closing of the Reorganizations:

—	the same short-term and long-term rating from one or more rating agencies;

—	the same Liquidation Preference ($100,000) and Final Mandatory Redemption Date;

—	the same terms with respect to the payment of an adjustable dividend rate set weekly by a Remarketing Agent;

—	the same right to give notice on any business day to tender the securities for remarketing in seven days;

—	the same terms with respect to the Mandatory Tender for remarketing upon the occurrence of certain events; and

—

continuing to have the benefit of an unconditional demand feature pursuant to a VRDP Purchase Agreement provided by the same bank currently acting as Liquidity Provider with respect to each outstanding series of Acquired Fund VRDP Shares.

Following the Reorganizations, based on VRDP Shares outstanding as of [            ], the Fund will have 3,499 New VRDP Shares outstanding in the aggregate in two different VRDP Series. The New VRDP Shares of each VRDP Series will rank on parity with each other with respect to the payment of dividends by the Fund and the distribution of assets in the event of the Fund’s liquidation, will have the same Liquidation Preference ($100,000) and will be entitled to one vote per share. The New VRDP Shares will also rank on parity with the VMTP Shares and MTP Shares as to the payment of dividends and the distribution of assets in the event of the Fund’s liquidation.

Changes to VRDP Series.    The following is a summary of the significant differences between the Statements for the VRDP shares of the Acquired Funds and the corresponding Statements for the New VRDP Shares of the Fund:

—

clarifying changes to resolve certain inconsistencies and ambiguities otherwise created by having multiple series of VRDP and other preferred shares concurrently outstanding, including clarification of exclusive voting rights by series (except as otherwise required by the 1940 Act) on matters affecting such series that do not adversely affect the rights of holders of any other preferred or common shares, in connection with the expected issuance, under separate Statements, of series of New VRDP Shares of the Fund designated Series 1 and Series 2 , pursuant to the Reorganizations;

—

changes reflected in the Statement for Series 2, as compared with the statement for the VRDP Shares of Premium Opportunity, to conform to the terms of the Series 1 VRDP that are currently in the Statement for the VRDP Shares of Premier Opportunity, consistent with the terms of VRDP offerings by Nuveen funds since December 2010 (inclusive), to provide increased flexibility and clarification with regard to the role of ratings of the applicable series of New VRDP Shares and conform certain other provisions:

—

add a provision that the Fund will use reasonable best efforts to maintain at least one short-term rating of such series to the extent that the Liquidity Provider has a short-term debt rating, and clarify that the Fund otherwise may terminate, without New VRDP shareholder approval, the services of any and all rating agencies with respect to such series;

—	clarify that the Fund can amend the Statement for such series without regard to ratings impact;

—

clarify that the Fund may address a failure to cure a VRDP Basic Maintenance Amount breach by the cure date by accepting a downgrade or terminating the rating, in lieu of an otherwise mandatory redemption;

—

modify the Maximum Rate definition to provide that (i) the Applicable Percentage for below investment grade also applies in the absence of any long-term ratings and (ii) the Applicable Percentage will be based upon the higher, rather than lower, long-term rating in the event of a split;

—	delete from the Statement any requirement for a rating agency confirmation;

—	in the definition of Mandatory Purchase Event, change the specified minimum term for renewal or replacement of the VRDP Purchase Agreement from 364 days to 180 days; and

—	provide that, in connection with any remarketing, priority be given to remarketing of any New VRDP Shares of such series, if any, then owned by the Liquidity Provider;

—

changes to facilitate the ability of the Fund to replace a Liquidity Provider prior to a Scheduled Termination Date, which replacement, as is currently the case with any replacement of a Liquidity Provider, will constitute a Mandatory Tender Event;

—

changes to provide the Fund with increased flexibility to provide for different or modified terms in connection with establishment of a Special Rate Period; the establishment of a Special Rate Period will require, as is currently the case, prior notice and the consent of the applicable Liquidity Provider and will constitute a Mandatory Tender Event;

—	changes to the asset coverage compliance dates and cure dates, and mandatory redemption provisions, to conform to the corresponding provisions in the MTP and VMTP series:

—

test compliance with the Minimum VRDP Asset Coverage requirement each Business Day, instead of monthly, with the cure deadline not later than 30 calendar days following a breach, instead of ten Business Days; and

—

in connection with a mandatory redemption triggered by failure to cure a breach of the Minimum VRDP Asset Coverage requirement or the VRDP Basic Maintenance Amount requirement, the number of preferred shares to be redeemed may, at the Fund’s sole option (to the extent permitted by the 1940 Act and Massachusetts law), include any number or proportion of preferred shares of any series; provided, that to the extent that the Fund does a mandatory redemption of any New VRDP Shares, the Fund shall allocate the number to be redeemed pro rata among each series of New VRDP Shares subject to redemption or retirement.

Differences Among VRDP Series.    Upon issuance of the New VRDP Shares, the Fund will have two VRDP Series outstanding. There will be two different banks serving as a Liquidity Provider to the Fund’s new VRDP Series. Citibank, N.A. will serve as the initial Liquidity Provider for VRDP Series 1, and Deutsche Bank Trust Company Americas will serve as the initial Liquidity Provider for VRDP Series 2, in each case being the same as the Liquidity Provider for the corresponding Acquired Fund VRDP Shares for which the New VRDP Shares of the applicable series will be exchanged in connection with the Reorganizations. The initial term of the VRDP Purchase Agreement with the Liquidity Provider for each of the new VRDP Series is expected to be no less than the remaining term of the applicable purchase agreement with respect to the VRDP Shares of each Acquired Fund immediately prior to the Reorganizations. Dividend rates may vary from series to series, because, for example, the applicable Remarketing Agent may reset the rate for one VRDP Series at a different level from that set by the Remarketing Agent for a different VRDP Series, or the rate for one series, but not the other series, must reset to the Maximum Rate (or a different level of Maximum Rate) depending on the terms of the applicable Statement. Redemptions prior to the Final Mandatory Redemption Dates for each VRDP Series may occur at different times and in different amounts from series to series due to differences in the respective Statements. In the event that the Fund were to make a partial redemption of New VRDP Shares, the redemption may not necessarily be effected pro rata among all VRDP Series then outstanding.

Each VRDP Purchase Agreement has an expiration date (each expiration date being referred to as a “Scheduled Termination Date”), subject to periodic extension or replacement. There is no assurance that a Liquidity Provider will renew, or continue to renew, the VRDP Purchase Agreement or that a replacement will be appointed. The VRDP Purchase Agreement with respect to each new VRDP Series will require that the Liquidity Provider’s Purchase Obligation be renewed upon each Scheduled Termination Date for a term of at least 180 days (or replaced with a purchase obligation with such minimum term). If a Liquidity Provider does not renew the VRDP Purchase Agreement and it is not replaced, all New VRDP Shares of the relevant VRDP Series will be subject to Mandatory Purchase by the Liquidity Provider prior to the expiration of the Purchase Obligation.

Remarketing.    The terms of the remarketing for the New VRDP Shares will be the same as for the Acquired Fund VRDP Shares. Shareholders of the New VRDP Shares will have the option to tender New VRDP Shares for remarketing on any Business Day not less than seven days after delivery of a Notice of Tender to a tender and paying agent appointed by the Fund with the consent of the Liquidity Provider (the “Tender and Paying Agent”) at the Purchase Price. In addition, the New VRDP Shares will be subject to mandatory tender for remarketing by the Remarketing Agent at the Purchase Price in the circumstances set forth in the Statement. The Remarketing Agent will use its best efforts in each case to remarket any New VRDP Shares so tendered. If no remarketing occurs on or before the relevant Purchase Date, or New VRDP Shares of any series remain unsold pursuant to an attempted remarketing, the Tender and Paying Agent will deliver all such unsold New VRDP Shares that have been delivered to the Tender and Paying Agent to the applicable Liquidity Provider for purchase on such Purchase Date. In addition, the New VRDP Shares will be subject to mandatory purchase by the Liquidity Provider for that VRDP Series at the Purchase Price for such VRDP Shares in the event of termination of the VRDP Purchase Agreement for such VRDP Series and the Fund has not obtained an Alternate VRDP Purchase Agreement prior to such termination. The “Purchase Price” with respect to a VRDP Series is equal to the Liquidation Preference of New VRDP Shares to be purchased on a Purchase Date plus any accumulated but unpaid dividends (whether or not earned or declared), if any, to, but excluding, the relevant Purchase Date. The date designated for (i) purchase of New VRDP Shares with respect to a VRDP Series pursuant to an optional or mandatory tender for remarketing or (ii) mandatory purchase by the Liquidity Provider is referred to herein as a “Purchase Date.”

The Remarketing Agent for each new VRDP Series is expected to be the same remarketing agent as the remarketing agent for the corresponding series of Acquired Fund VRDP Shares.

Unconditional Demand Feature.    Each new VRDP Series will have the benefit of an unconditional demand feature pursuant to a purchase obligation, provided by the same bank that currently provides such demand feature to your Acquired Fund VRDP Shares (the “Liquidity Provider”), pursuant to a VRDP Purchase Agreement (the “VRDP Purchase Agreement”). The purchase obligation of the Liquidity Provider is transferable only in connection with a transfer of VRDP Shares; it is not separately transferable. Because the Fund will enter into separate VRDP Fee Agreements with the existing liquidity providers for each new VRDP Series, the Fund will be subject to any portfolio restrictions, consents or other requirements of multiple entities.

Dividends and Rate Periods.    It is anticipated that the Reorganizations will close on or about [            ] or such other date as the parties may agree. The applicable dividend rate of the New VRDP Shares commencing on, and including, the date of issuance, to, and including, the next succeeding Rate Determination Date, will be equal to the dividend rate in effect for the Acquired Fund VRDP Shares immediately prior to the closing. Generally, the dividend rate will be reset weekly by the Remarketing Agent. Dividends on New VRDP Shares are expected to be exempt from regular federal income tax and the AMT, with exceptions for certain portions that may represent capital gains or ordinary income, if any, generally from portfolio transactions and market discount.

Dividends on the New VRDP Shares will be declared daily to the Holders thereof at the close of business on each such day and paid on each Dividend Payment Date to the Holders thereof at the close of business on the day immediately preceding such Dividend Payment Date. In connection with any transfer of New VRDP Shares, the transferor as Beneficial Owner of New VRDP Shares will be deemed to have agreed pursuant to the terms of the New VRDP Shares to transfer to the transferee the right to receive from the Fund any dividends declared and unpaid for each day prior to the transferee becoming the Beneficial Owner of the New VRDP Shares in exchange for payment of the Purchase Price for such New VRDP Shares by the transferee.

Maximum Rate.    The Maximum Rate for the New VRDP Shares on any Rate Determination Date or in respect of the occurrence of a failed remarketing for the VRDP Shares will be the Applicable Percentage of the Applicable Base Rate plus the Applicable Spread. The terms of the Maximum Rate, including the Applicable Percentage of the Applicable Base Rate and Applicable Spread, are described in the Statements. The Maximum Rate for VRDP Shares will depend on the long-term rating assigned to the VRDP Shares, the length of the Rate Period and whether or not the Fund has given notification to the Remarketing Agent and the Tender and Paying Agent that any ordinary income or capital gains will be included in the dividend on VRDP Shares for that Rate Period.

LEVERAGE

The Fund may utilize the following forms of leverage: (a) portfolio investments that have the economic effect of leverage, including but not limited to investments in futures, options and inverse floating rate securities and (b) the issuance of preferred shares such as VRDP Shares, MTP Shares or VMTP Shares. The Fund and the Acquired Funds currently engage in leverage through the issuance of preferred shares and the use of inverse floaters. Certain important ratios related to the Fund’s and Acquired Funds’ use of leverage as of October 31 for the last three fiscal years is set forth below:

Fund	2011	2010	2009
Asset Coverage Ratio	317.07%	321.50%	315.52%
Regulatory Leverage Ratio(1)	31.54%	31.10%	31.69%
Effective Leverage Ratio(2)	37.91%	37.45%	38.16%

Premier Opportunity	2011	2010	2009
Asset Coverage Ratio	319.30%	324.41%	314.65%
Regulatory Leverage Ratio(1)	31.32%	30.82%	31.78%
Effective Leverage Ratio(2)	38.57%	38.51%	37.72%

Premium Opportunity	2011	2010	2009
Asset Coverage Ratio	330.94%	330.75%	321.04%
Regulatory Leverage Ratio(1)	30.22%	30.23%	31.15%
Effective Leverage Ratio(2)	36.96%	36.98%	37.71%

(1)	Regulatory leverage consists of preferred shares or debt issued by the Fund. Both of these are part of the Fund’s and Acquired Funds’ capital structure. Regulatory leverage is sometimes referred to as “1940 Act Leverage” and is subject to asset coverage limits set in the 1940 Act.
(2)	Effective leverage is a fund’s effective economic leverage, and includes both regulatory leverage and the leverage effects of certain derivative instruments in a fund’s portfolio. Currently, the leverage effects of Tender Option Bond (TOB) inverse floater holdings, in addition to any regulatory leverage, are included in effective leverage ratios.

THE PURCHASE OBLIGATION

The following is a brief description of the terms of the VRDP Purchase Agreements. This description does not purport to be complete and is subject to and qualified in its entirety by reference to the forms of the VRDP Purchase Agreements in Appendix B.

As long as New VRDP Shares of any series of the Fund are outstanding, except as otherwise provided pursuant to the Statement for such series in connection with a Special Rate Period (which requires prior notice and the consent of the Liquidity Provider and constitutes a Mandatory Tender Event), the Fund will maintain a VRDP Purchase Agreement for such VRDP Series providing for a Purchase Obligation with a Liquidity Provider with short-term debt ratings in one of the two highest ratings categories from the Requisite NRSROs or such other short-term debt ratings, if any, as may be required for the New VRDP Shares of such series to satisfy the eligibility criteria under Rule 2a-7 under the 1940 Act on an ongoing basis to the extent that the Fund can do so on a commercially reasonable basis as determined in the sole discretion of the Fund’s Board of Trustees (the “Board”).

Pursuant to the applicable VRDP Purchase Agreement, the Liquidity Provider will purchase at the Purchase Price any outstanding New VRDP Shares of the applicable series that are properly tendered in accordance with the applicable Statement and VRDP Purchase Agreement, including any New VRDP Shares that are the subject of a failed remarketing on the Purchase Date for an Optional Tender or a Mandatory Tender for remarketing, and all outstanding New VRDP Shares of the applicable series on the Purchase Date for a Mandatory Purchase Event. The obligation of a Liquidity Provider to purchase New VRDP Shares pursuant to the applicable VRDP Purchase Agreement will run to the benefit of New VRDP shareholders for that VRDP Series and will be unconditional and irrevocable in accordance with the provisions of the applicable VRDP Purchase Agreement, without regard to, without limitation, any failure of the representations, warranties, agreements or performance of the Tender and Paying Agent set forth in the applicable VRDP Purchase Agreement or of the Fund set forth in the applicable VRDP Fee Agreement or the termination of the obligations of the Remarketing Agent under the applicable Remarketing Agreement. The provisions of the VRDP Purchase Agreement with respect to each VRDP Series of the Fund that will be outstanding following the Reorganizations are substantially identical.

VRDP Fee Agreement

Pursuant to a VRDP Fee Agreement with each Liquidity Provider with respect to each series of New VRDP Shares of the Fund, the Fund will pay to the Liquidity Provider a monthly fee in consideration of the Liquidity Provider’s agreement to provide the Purchase Obligation for such VRDP Series under the applicable VRDP Purchase Agreement. Each VRDP Fee Agreement is expected to have substantially the same terms and conditions as the corresponding existing agreement with each Acquired Fund, including certain representations, warranties and covenants as to the applicable VRDP Series, including the covenant that the Fund will not agree or consent to any amendment, supplement, modification or repeal of the VRDP Fee Agreement, the Declaration, the Statement, the New VRDP Shares, the Fund’s By-Laws, the Remarketing Agreement or the Tender and Paying Agent Agreement (or any provision therein, nor waive any provision thereof), to which it is a party (or to which its consent is required), without the prior written consent of the Liquidity Provider, and the Liquidity Provider, without the prior written consent of the Fund, will not agree or consent to any amendment, supplement, modification or repeal of the VRDP Purchase Agreement, nor waive any provision thereof.

In addition, each VRDP Fee Agreement is expected to include a covenant substantially as follows, as in the corresponding existing agreement with each Acquired Fund:

Unless the Fund receives the prior written consent of the Liquidity Provider, the Fund will maintain the Fund’s Effective Leverage Ratio at or below 45%; provided, however, in the event that the Fund’s Effective Leverage Ratio exceeds 45% (a) solely by reason of fluctuations in the market value of its portfolio securities, in such event and to the extent the Effective Leverage Ratio exceeds 46% and (b) in any event other than an event described in the immediately preceding clause (a), the Fund shall cause its Effective Leverage Ratio to be 45% or lower within 10 Business Days. In addition, in certain circumstances when a Failed Remarketing Condition—Purchased VRDP Shares has occurred and is continuing, the Fund will limit the creation of new tender option bond trusts providing for the issuance of floating rate trust certificates so as not to cause the Effective Leverage Ratio to exceed 40% without the prior written consent of the Liquidity Provider, unless the proceeds are used to replace a like amount of outstanding floating rate trust certificates or to repurchase or redeem a like Liquidation Preference amount of VRDP Shares; provided, the Fund will not be required by the foregoing to reduce the notional amount of floating rate trust certificates then outstanding.

“Effective Leverage Ratio” means the quotient of:

(A) the sum of (i) the aggregate liquidation preference of the Fund’s “senior securities” (as that term is defined in the 1940 Act) that are stock, plus accumulated but unpaid dividends thereon, excluding, without duplication, any such senior securities for which the Fund has issued a Notice of Redemption and either has delivered Deposit Securities to the Tender and Paying Agent or otherwise has adequate Deposit Securities on hand for the purpose of such redemption; (ii) the aggregate principal amount of the Fund’s “senior securities representing indebtedness” (as that term is defined in the 1940 Act), plus any accrued but unpaid interest thereon; and (iii) the aggregate principal amount of floating rate trust certificates corresponding to the associated residual floating rate trust certificates owned by the Fund (less the aggregate principal amount of any such floating rate trust certificates owned by the Fund and corresponding to the associated residual floating rate trust certificates owned by the Fund), divided by

(B) the sum of (i) the Market Value of the Fund’s total assets (including amounts attributable to senior securities), less the amount of the Fund’s accrued liabilities (which accrued liabilities shall include net obligations of the Fund under each Derivative Contract in an amount equal to the Derivative Termination Value thereof payable by the Fund to the related counterparty), other than liabilities for the aggregate principal amount of senior securities representing indebtedness, and (ii) the aggregate principal amount of floating rate trust certificates corresponding to the associated residual floating rate trust certificates owned by the Fund (less the aggregate principal amount of any such floating rate trust certificates owned by the Fund and corresponding to the associated residual floating rate trust certificates owned by the Fund).

LIQUIDITY PROVIDER

Information regarding each Liquidity Provider’s current short-term and long-term debt ratings assigned by Fitch, Inc. Moody’s Investor’s Service, Inc. and Standard & Poor’s Ratings Services is available at www.fitchratings.com, www.moodys.com and www.standardandpoors.com, respectively. No assurances can be given that the current ratings of any Liquidity Provider’s instruments will be maintained.

Additional information regarding each Liquidity Provider is available in public reports filed by the Liquidity Provider or its bank holding company parent, if applicable, with the SEC and/or applicable bank regulatory authority.

BOOK-ENTRY PROCEDURES AND SETTLEMENT

None of the Fund, the Investment Adviser, any Liquidity Provider, any Remarketing Agent or the Tender and Paying Agent takes any responsibility for the accuracy of the information in this section concerning DTC and DTC’s book-entry system, makes any representation as to the completeness of such information or makes any representation as to the absence of material changes in such information subsequent to the date hereof.

The New VRDP Shares will be book-entry (global) securities. Upon issuance, all book-entry securities will be represented by one or more fully-registered global securities. Each global security will be deposited with, or on behalf of, DTC, a securities depository, and will be registered in the name of DTC or a nominee of DTC. DTC will thus be the only registered holder of New VRDP Shares.

Purchasers of New VRDP Shares may only hold interests in the global securities directly through DTC if they are participants in the DTC system. Purchasers may also hold interests through a securities intermediary—banks, brokerage houses and other institutions that maintain securities accounts for customers—that has an account with DTC or its nominee. DTC will maintain accounts showing the security holdings of its Agent Members, and these Agent Members will in turn maintain accounts showing the security holdings of their customers. Some of these customers may themselves be securities intermediaries holding securities for their customers. Thus, each Beneficial Owner of a book-entry security will hold that security indirectly through various intermediaries.

The interest of each Beneficial Owner in a book-entry security will be evidenced solely by entries on the books of the Beneficial Owner’s securities intermediary or Agent Member. The actual purchaser of the securities will generally not be entitled to have the securities represented by the global securities registered in its name and will not be considered the owner under the terms of the securities and their governing documents. That means that the Fund and the Tender and Paying Agent or any other agent of the Fund will be entitled to treat the registered holder, DTC or its nominee, as the holder of the securities for all purposes. In most cases, the Beneficial Owner will also not be able to obtain a paper certificate evidencing its ownership of New VRDP Shares. The laws of some jurisdictions require some purchasers of securities to take physical delivery of their securities in definitive form. These laws may impair the ability to own, transfer or pledge beneficial interests in book-entry securities.

A Beneficial Owner of book-entry securities represented by a global security may exchange the securities for definitive (paper) securities only if:

—	DTC is unwilling or unable to continue as depositary for such global security and the Fund does not appoint a qualified replacement for DTC within 90 days; or

—	the Fund in its sole discretion decides to allow some or all book-entry securities to be exchangeable for definitive securities in registered form.

Unless indicated otherwise, any global security that is so exchangeable will be exchangeable in whole for definitive securities in registered form, with the same terms and of an equal aggregate amount. Definitive securities will be registered in the name or names of the person or persons specified by DTC in a written instruction to the registrar of the New VRDP Shares. DTC may base its written instruction upon directions that it receives from Agent Members.

In this Information Memorandum, in the case of book-entry securities, references to actions taken by Beneficial Owners will mean actions taken by DTC upon instructions from its Agent Members, and references to payments and notices relating to redemptions or the tendering of New VRDP Shares will mean payments and notices related to the redemption or tender of New VRDP Shares to DTC as the registered holder of the securities for distribution to Agent Members in accordance with DTC’s procedures. If fewer than all the New VRDP Shares are being redeemed, DTC’s practice is to determine by lot the amount of the interest of each Agent Member in the New VRDP Shares to be redeemed.

Each sale of a book-entry security will settle in immediately available funds through DTC unless otherwise stated. Neither the Fund nor the Tender and Paying Agent, or any agent of either, will have any responsibility or liability for any aspect of the records relating to, or payments made on account of, beneficial ownership interests in any book-entry securities or for maintaining, supervising or reviewing any records relating to such beneficial ownership interests.

Neither DTC nor DTC’s nominee will consent or vote with respect to the New VRDP Shares unless authorized by a participant in accordance with DTC’s procedures. Under its usual procedures, DTC mails an omnibus proxy (the “Omnibus Proxy”) to the Fund as soon as possible after the record date. The Omnibus Proxy assigns DTC’s nominee consenting or voting rights to the Agent Members to whose accounts the New VRDP Shares are credited on the record date (identified in a listing attached to the Omnibus Proxy).

Dividend payments on the New VRDP Shares and payments upon redemption of New VRDP Shares will be made to DTC’s nominee or such other nominee as may be requested by an authorized representative of DTC. DTC’s practice is to credit participants’ accounts upon DTC’s receipt of funds and corresponding detail information from the Fund or the Tender and Paying Agent on the payment date in accordance with their respective holdings shown on DTC records. Payments by Agent Members to Beneficial Owners will be governed by standing instructions and customary practices.

Payment of dividends or redemption proceeds to DTC’s nominee is the responsibility of the Fund or the Tender and Paying Agent, disbursement of such payments to participants will be the responsibility of DTC, and disbursement of such payments to the Beneficial Owners will be the responsibility of Agent Members or securities intermediaries who hold through an Agent Member.

THE INFORMATION IN THIS SECTION CONCERNING DTC AND DTC’S BOOK-ENTRY SYSTEM HAS BEEN OBTAINED FROM SOURCES THAT THE FUND BELIEVES TO BE RELIABLE. THE FUND, THE INVESTMENT ADVISER, THE LIQUIDITY PROVIDER, THE REMARKETING AGENT OR THE TENDER AND PAYING AGENT TAKE NO RESPONSIBILITY FOR THE ACCURACY OF THE INFORMATION IN THIS SECTION CONCERNING DTC AND DTC’S BOOK-ENTRY SYSTEM. NO REPRESENTATION IS MADE BY THE FUND, THE INVESTMENT ADVISER, THE LIQUIDITY PROVIDER, THE REMARKETING AGENT OR THE TENDER AND PAYING AGENT AS TO THE COMPLETENESS OR ACCURACY OF SUCH INFORMATION OR AS TO THE ABSENCE OF MATERIAL ADVERSE CHANGES IN SUCH INFORMATION SUBSEQUENT TO THE DATE HEREOF. NO ATTEMPT HAS BEEN MADE BY THE FUND, THE INVESTMENT ADVISER, THE LIQUIDITY PROVIDER, THE REMARKETING AGENT AND THE TENDER AND PAYING AGENT TO DETERMINE WHETHER DTC IS OR WILL BE FINANCIALLY OR OTHERWISE CAPABLE OF FULFILLING ITS OBLIGATIONS. THE FUND AND THE LIQUIDITY PROVIDER WILL NOT HAVE ANY RESPONSIBILITY OR OBLIGATIONS TO ANY DTC AGENT MEMBER, SECURITIES INTERMEDIARIES, OR THE PERSONS FOR WHOM THEY ACT AS NOMINEES WITH RESPECT TO DIVIDEND PAYMENTS TO OR THE PROVIDING OF NOTICE FOR THE DTC AGENT MEMBERS, THE SECURITIES INTERMEDIARIES OR THE BENEFICIAL OWNERS.

IT IS THE DUTY OF EACH BENEFICIAL OWNER TO ARRANGE WITH THE DTC AGENT MEMBER OR SECURITIES INTERMEDIARIES TO RECEIVE FROM SUCH DTC AGENT MEMBER OR SECURITIES INTERMEDIARY DIVIDEND PAYMENTS AND ALL OTHER COMMUNICATIONS WHICH THE DTC AGENT MEMBER OR SECURITIES INTERMEDIARY RECEIVES FROM DTC.

THE FUND’S INVESTMENTS

Investment Objectives and Policies

The Fund’s investment objectives are to provide current income exempt from regular federal income tax and the AMT and to enhance portfolio value relative to the municipal bond market by investing in tax-exempt municipal bonds that the Fund’s investment adviser, Nuveen Fund Advisors, Inc., believes are underrated or undervalued or that represent municipal market sectors that are undervalued.

Under normal circumstances, the Fund invests at least 80% of its net assets, including assets attributable to any principal amount of any borrowings (including the issuance of commercial paper or notes) or any preferred shares outstanding (“Managed Assets”) in portfolio securities that pay interest exempt from regular federal income tax and from the AMT.

Under normal circumstances, the Fund invests at least 80% of its Managed Assets in investment grade securities that, at the time of investment, are rated within the four highest grades (Baa or BBB or better) by at least one nationally recognized statistical ratings organization (“NRSRO”) or are unrated but judged to be of comparable quality by the Investment Adviser. The Fund may invest up to 20% of its Managed Assets in municipal securities that at the time of investment are rated below investment grade or are unrated but judged to be of comparable quality by the Investment Adviser. No more than 10% of the Fund’s Managed Assets may be invested in municipal securities rated below B3/B- or that are unrated but judged to be of comparable quality by the Investment Adviser.

If a municipal security satisfies the rating requirements described above at the time of purchase, the Fund will not be required to dispose of the security upon downgrade.

The Fund also may invest up to 15% of its net assets in inverse floating rate securities.

During temporary defensive periods and in order to keep the Fund’s cash fully invested, the Fund may invest up to 100% of its net assets in short-term investments including high-quality, short-term securities that may be either tax exempt or taxable. The Fund intends to invest in taxable short-term investments only in the event that suitable tax-exempt short-term investments are not available at reasonable prices and yields. Investment in taxable short-term investments would result in a portion of your dividends being subject to regular federal income tax or the AMT.

There is no assurance that the Fund will achieve its investment objectives.

Municipal Securities

General.    The Fund may invest in various municipal securities, including municipal bonds and notes, other securities issued to finance and refinance public projects, and other related securities and derivative instruments creating exposure to municipal bonds, notes and securities that provide for the payment of interest income that is exempt from regular federal income tax and the AMT. Municipal securities are generally debt obligations issued by state and local governmental entities and may be issued by U.S. territories to finance or refinance public projects such as roads, schools, and water supply systems. Municipal securities may also be issued for private activities, such as housing, medical and educational facility construction, or for privately owned transportation, electric utility and pollution control projects. Municipal securities may be issued on a long term basis to provide permanent financing. The repayment of such debt may be secured generally by a pledge of the full faith and credit taxing power of the issuer, a limited or special tax, or any other revenue source including project revenues, which may include tolls, fees and other user charges, lease payments, and mortgage payments. Municipal securities may also be issued to finance projects on a short term interim basis, anticipating repayment with the proceeds on long term debt. Municipal securities may be issued and purchased in the form of bonds, notes, leases or certificates of participation; structured as callable or non-callable; with payment forms including fixed coupon, variable rate, zero coupon, capital appreciation bonds, tender option bonds, and residual interest bonds or inverse floating rate securities; or acquired through investments in pooled vehicles, partnerships or other investment companies. Inverse floating rate securities are securities that pay interest at rates that vary inversely with changes in prevailing short-term tax-exempt interest rates and represent a leveraged investment in an underlying municipal security, which may increase the effective leverage of the Fund.

The yields on municipal securities depend on a variety of factors, including prevailing interest rates and the condition of the general money market and the municipal bond market, the size of a particular offering, the maturity of the obligation and the rating of the issue. The market value of municipal bonds will vary with changes in interest rate levels and as a result of changing evaluations of the ability of their issuers to meet interest and principal payments.

Municipal Lease Obligations and Certificates of Participation.    The Fund also may purchase municipal securities that represent lease obligations and certificates of participation in such leases. These carry special risks because the issuer of the securities may not be obligated to appropriate money annually to make payments under the lease. A municipal lease is an obligation in the form of a lease or installment purchase that is issued by a state or local government to acquire equipment and facilities. Income from such obligations generally is exempt from state and local taxes in the state of issuance. Leases and installment purchase or conditional sale contracts (which normally provide for title to the leased asset to pass eventually to the governmental issuer) have evolved as a means for governmental issuers to acquire property and equipment without meeting the constitutional and statutory requirements for the issuance of debt. The debt issuance limitations are deemed to be inapplicable because of the inclusion in many leases or contracts of “non-appropriation” clauses that relieve the governmental issuer of any obligation to make future payments under the lease or contract unless money is appropriated for such purpose by the appropriate legislative body on a yearly or other periodic basis. In addition, such leases or contracts may be subject to the temporary abatement of payments in the event the issuer is prevented from maintaining occupancy of the leased premises or utilizing the leased equipment or facilities. Although the obligations may be secured by the leased equipment or facilities, the disposition of the property in the event of non-appropriation or foreclosure might prove difficult, time consuming and costly, and result in a delay in recovering, or the failure to recover fully, the Fund’s original investment. To the extent that the Fund invests in unrated municipal leases or participates in such leases, the credit quality rating and risk of cancellation of such unrated leases will be monitored on an ongoing basis. In order to reduce this risk, the Fund will only purchase municipal securities representing lease obligations where the Investment Adviser believes the issuer has a strong incentive to continue making appropriations until maturity.

A certificate of participation represents an undivided interest in an unmanaged pool of municipal leases, an installment purchase agreement or other instruments. The certificates typically are issued by a municipal agency, a trust or other entity that has received an assignment of the payments to be made by the state or political subdivision under such leases or installment purchase agreements. Such certificates provide the Fund with the right to a pro rata undivided interest in the underlying municipal securities. In addition, such participations generally provide the Fund with the right to demand payment, on not more than seven days’ notice, of all or any part of the Fund’s participation interest in the underlying municipal securities, plus accrued interest.

Municipal Notes.    Municipal securities in the form of notes generally are used to provide for short-term capital needs, in anticipation of an issuer’s receipt of other revenues or financing, and typically have maturities of up to three years. Such instruments may include tax anticipation notes, revenue anticipation notes, bond anticipation notes, tax and revenue anticipation notes and construction loan notes. Tax anticipation notes are issued to finance the working capital needs of governments. Generally, they are issued in anticipation of various tax revenues, such as income, sales, property, use and business taxes, and are payable from these specific future taxes. Revenue anticipation notes are issued in expectation of receipt of other kinds of revenue, such as federal revenues available under federal revenue sharing programs. Bond anticipation notes are issued to provide interim financing until long-term bond financing can be arranged. In most cases, the long-term bonds then provide the funds needed for repayment of the bond anticipation notes. Tax and revenue anticipation notes combine the funding sources of both tax anticipation notes and revenue anticipation notes. Construction loan notes are sold to provide construction financing. Mortgage notes insured by the Federal Housing Authority secure these notes; however, the proceeds from the insurance may be less than the economic equivalent of the payment of principal and interest on the mortgage note if there has been a default. The anticipated revenues from taxes, grants or bond financing generally secure the obligations of an issuer of municipal notes. An investment in such instruments, however, presents a risk that the anticipated revenues will not be received or that such revenues will be insufficient to satisfy the issuer’s payment obligations under the notes or that refinancing will be otherwise unavailable.

Pre-Refunded Municipal Securities.    The principal of, and interest on, pre-refunded municipal securities are no longer paid from the original revenue source for the securities. Instead, the source of such payments is typically an escrow fund consisting of U.S. government securities. The assets in the escrow fund are derived from the proceeds of refunding bonds issued by the same issuer as the pre-refunded municipal securities. Issuers of municipal securities use this advance refunding technique to obtain more favorable terms with respect to securities that are not yet subject to call or redemption by the issuer. For example, advance refunding enables an issuer to refinance debt at lower market interest rates, restructure debt to improve cash flow or eliminate restrictive covenants in the indenture or other governing instrument for the pre-refunded municipal securities. However, except for a change in the revenue source from which principal and interest payments are made, the pre-refunded municipal securities remain outstanding on their original terms until they mature or are redeemed by the issuer.

Private Activity Bonds.    Private activity bonds are issued by or on behalf of public authorities to obtain funds to provide privately operated housing facilities, airport, mass transit or port facilities, sewage disposal, solid waste disposal or hazardous waste treatment or disposal facilities and certain local facilities for water supply, gas or electricity. Other types of private activity bonds, the proceeds of which are used for the construction, equipment, repair or improvement of privately operated industrial or commercial facilities, may constitute municipal securities, although the current federal tax laws place substantial limitations on the size of such issues. The Fund’s distributions of its interest income from private activity bonds may subject certain investors to the AMT.

Special Taxing Districts.    Special taxing districts are organized to plan and finance infrastructure developments to induce residential, commercial and industrial growth and redevelopment. The bond financing methods such as tax increment finance, tax assessment, special services district and Mello-Roos bonds, generally are payable solely from taxes or other revenues attributable to the specific projects financed by the bonds without recourse to the credit or taxing power of related or overlapping municipalities. They often are exposed to real estate development-related risks and can have more taxpayer concentration risk than general tax-supported bonds, such as general obligation bonds. Further, the fees, special taxes, or tax allocations and other revenues that are established to secure such financings generally are limited as to the rate or amount that may be levied or assessed and are not subject to increase pursuant to rate covenants or municipal or corporate guarantees. The bonds could default if development failed to progress as anticipated or if larger taxpayers failed to pay the assessments, fees and taxes as provided in the financing plans of the districts.

The foregoing information constitutes only a brief summary of some of the general factors which may impact certain issuers of municipal bonds and does not purport to be a complete or exhaustive description of all adverse conditions to which the issuers of municipal bonds held by the Fund are subject. Additionally, many factors including national economic, social and environmental policies and conditions, which are not within the control of the issuers of the municipal bonds, could affect or could have an adverse impact on the financial condition of the issuers. The Fund is unable to predict whether or to what extent such factors or other factors may affect the issuers of the municipal bonds, the market value or marketability of the municipal bonds or the ability of the respective issuers of the municipal bonds acquired by the Fund to pay interest on or principal of the municipal bonds. This information has not been independently verified.

Derivatives and Hedging Strategies

The Fund may periodically engage in hedging transactions, and otherwise use various types of derivative instruments, described below, to reduce risk, to effectively gain particular market exposures, to seek to enhance returns, and to reduce transaction costs, among other reasons. In addition to inverse floating rate securities and structured notes, the Fund may invest in certain other derivative instruments in pursuit of its investment objectives. Such instruments include financial futures contracts, swap contracts (including interest rate and credit default swaps), options on financial futures, options on swap contracts or other derivative instruments whose prices, in the Investment Adviser’s opinion, correlate with the prices of the Fund’s investments. The Investment Adviser uses derivatives to shorten or lengthen the effective duration of its portfolio securities, and therefore the interest rate risk, of the Fund’s portfolio, and to adjust other aspects of the portfolio’s risk/return profile. The Fund may use these instruments if the Fund deems it more efficient from a transaction cost, total return or income standpoint than investing in cash securities.

“Hedging” is a term used for various methods of seeking to preserve portfolio capital value by offsetting price changes in one investment through making another investment whose price should tend to move in the opposite direction.

A “derivative” is a financial contract whose value is based on (or “derived” from) a traditional security (such as a stock or a bond), an asset (such as a commodity like gold), or a market index (such as the Barclays Capital Municipal Bond Index). Some forms of derivatives may trade on exchanges, while non-standardized derivatives, which tend to be more specialized and complex, trade in “over-the-counter” or a one-on-one basis. It may be desirable and possible in various market environments to partially hedge the portfolio against fluctuations in market value due to market interest rate or credit quality fluctuations, or instead to gain a desired investment exposure, by entering into various types of derivative transactions, including financial futures and index futures as well as related put and call options on such instruments, structured notes, or interest rate swaps on taxable or tax-exempt securities or indexes (which may be “forward-starting”), credit default swaps, and options on interest rate swaps, among others.

These transactions present certain risks. In particular, the imperfect correlation between price movements in the futures contract and price movements in the securities being hedged creates the possibility that losses on the hedge by the Fund may be greater than gains in the value of the securities in the Fund’s portfolio. In addition, futures and options markets may not be liquid in all circumstances. As a result, in volatile markets, the Fund may not be able to close out the transaction without incurring losses substantially greater than the initial deposit. Losses due to hedging transactions will reduce the Fund’s net asset value which in turn could reduce yield. The Fund will not make any investment (whether an initial premium or deposit or a subsequent deposit) other than as necessary to close a prior investment if, immediately after such investment, the sum of the amount of its premiums and deposits would exceed 15% of the Fund’s Managed Assets. The Fund will invest in these instruments only in markets believed by the Investment Adviser to be active and sufficiently liquid. Successful implementation of most hedging strategies would generate taxable income.

Both parties entering into an index or financial futures contract are required to post an initial deposit, typically equal to from 1% to 5% of the total contract price. Typically, option holders enter into offsetting closing transactions to enable settlement in cash rather than take delivery of the position in the future of the underlying security. Interest rate swap and credit default swap transactions are typically entered on a net basis, meaning that the two payment streams are netted out with the Fund receiving or paying, as the case may be, only the net amount of the two payments. The Fund will only sell covered futures contracts, which means that the Fund segregates assets equal to the amount of the obligations.

Interest Rate and Total Return Swaps.    The Fund may invest in interest rate swaps, total return swaps and other debt-related derivative instruments. The Fund will enter into swap agreements only with counterparties that meet certain standards of creditworthiness. In an interest rate swap, the Fund and another party exchange their respective commitments to pay each other floating for fixed rates of interest at a floating rate referenced to local short-term interest rates and a fixed rate referenced to the interest rate in the international (non-U.S.) local government securities market denominated in that non-U.S. market currency. In a total return swap, the Fund exchanges with another party their respective commitments to pay or receive the total return of an underlying asset and a floating local short-term interest rate.

The Fund usually will enter into interest rate swaps and total return swaps on a net basis (i.e., the two payment streams are netted out with the Fund receiving or paying, as the case may be, only the net amount of the two payments). The net amount of the excess, if any, of the Fund’s obligations over its entitlements with respect to each interest rate swap will be accrued on a daily basis, and an amount of cash or liquid securities having an aggregate net asset value at least equal to the accrued excess will be segregated by the Fund. If the interest rate swap transaction is entered into on other than a net basis, the full amount of the Fund’s obligations will be accrued on a daily basis, and the full amount of the Fund’s obligations will be segregated by the Fund.

The use of swaps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions, including the risk that the counterparty may be unable to fulfill the transaction. If there is a default by the other party to such a transaction, the Fund will have contractual remedies pursuant to the agreements related to the transaction. If the Investment Adviser is incorrect in its forecasts of market values, interest rates and other applicable factors, the investment performance of the Fund would be unfavorably affected.

Credit Default Swaps.    A credit default swap is an agreement between two counterparties, in which one party makes a periodic payment to the other party in exchange for a potential payoff if a third party (the “reference credit”) defaults in the payment of its debt obligations. The Fund may enter into a credit default swap as the first party (or “buyer”) seeking to receive credit protection to hedge a specific portfolio holding. In this example, a counterparty is the provider (or “seller”) of credit protection. Generally, credit default swaps may reference a specific entity or a pool of entities. The settlement of a credit default swap, upon the occurrence of a trigger event, may be accomplished by means of physical delivery of the securities of the reference entity, or a cash payment. Entering into credit default swap agreements involves counterparty risks.

Bond Futures and Forward Contracts.    Bond futures contracts are agreements in which one party agrees to deliver to the other an amount of cash equal to a specific dollar amount times the difference between the value of a specific bond at the close of the last trading day of the contract and the price at which the agreement is made. No physical delivery of securities is made. Forward contracts are agreements to purchase or sell a specified security or currency at a specified future date (or within a specified time period) and price set at the time of the contract. Forward contracts are usually entered into with banks, foreign exchange dealers or broker-dealers and are usually for less than one year, but may be renewed. Forward contracts are generally purchased or sold in over-the-counter transactions.

Under regulations of the Commodity Futures Trading Commission (“CFTC”) currently in effect, which may change from time to time, with respect to futures contracts purchased by the Fund, the Fund will set aside in a segregated account liquid securities with a value at least equal to the value of instruments underlying such futures contracts less the amount of initial margin on deposit for such contracts. The current view of the staff of the Securities and Exchange Commission is that the Fund’s long and short positions in futures contracts must be collateralized with cash or certain liquid assets held in a segregated account or “covered” in order to counter the impact of any potential leveraging.

Parties to a futures contract must make “initial margin” deposits to secure performance of the contract. There are also requirements to make “variation margin” deposits from time to time as the value of the futures contract fluctuates.

Options on Currency Futures Contracts.    Currency futures contracts are standardized agreements between two parties to buy and sell a specific amount of a currency at a set price on a future date. While similar to currency forward contracts, currency futures contracts are traded on commodities exchanges and are standardized as to contract size and delivery date. An option on a currency futures contract gives the holder of the option the right to buy or sell a position in a currency futures contract, at a set price and on or before a specified expiration date. Trading options on international (non-U.S.) currency futures contracts is relatively new. The ability to establish and close out positions on such options is subject to the maintenance of a liquid secondary market.

The Fund and the Investment Adviser have claimed, respectively, an exclusion from registration as a commodity pool operator and as a commodity trading advisor under the Commodity Exchange Act (the “CEA”) and, therefore, neither the Fund, the Investment Adviser, nor their officers and trustees, are subject to the registration requirements of the CEA or regulation as a commodity pool operator or a commodity trading advisor under the CEA. On February 9, 2012, the CFTC adopted amendments to its rules that, once effective, may affect the ability of the Fund to continue to claim the 4.5 exclusion. A fund that seeks to claim the exclusion after the effectiveness of the amended rules would be limited in its ability to use futures and options on futures or commodities or engage in swap transactions. If the Fund were no longer able to claim the exclusion, the Investment Adviser would be required to register as a “commodity pool operator,” and the Fund and the Investment Adviser would be subject to regulation under the Commodity Exchange Act. The Fund reserves the right to engage in transactions involving futures and options thereon to the extent allowed by CFTC regulations in effect from time to time and in accordance with the Fund’s policies. In addition, certain provisions of the Internal Revenue Code of 1986, as amended (the “Code”), may limit the extent to which the Fund may enter into futures contracts or engage in options transactions. See “Material Income Tax Considerations.”

Index Futures.    A tax-exempt bond index which assigns relative values to the tax-exempt bonds included in the index is traded on the Chicago Board of Trade. The index fluctuates with changes in the market values of all tax-exempt bonds included rather than a single bond. An index future is a bilateral agreement pursuant to which two parties agree to take or make delivery of an amount of cash—rather than any security—equal to a specified dollar amount times the difference between the index value at the close of the last trading day of the contract and the price at which the index future was originally written. Thus, an index future is similar to traditional financial futures except that settlement is made in cash.

Index Options.    The Fund may also purchase put or call options on U.S. government or tax-exempt bond index futures and enter into closing transactions with respect to such options to terminate an existing position. Options on index futures are similar to options on debt instruments except that an option on an index future gives the purchaser the right, in return for the premium paid, to assume a position in an index contract rather than an underlying security at a specified exercise price at any time during the period of the option. Upon exercise of the option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance of the writer’s futures margin account which represents the amount by which the market price of the index futures contract, at exercise, is less than the exercise price of the option on the index future.

Bond index futures and options transactions would be subject to risks similar to transactions in financial futures and options thereon as described above.

Interest Rate Transactions.    In order to seek to hedge the value of the Fund’s portfolio or to seek to increase the Fund’s return, the Fund may enter into various interest rate transactions such as interest rate swaps and the purchase or sale of interest rate caps and floors. The Fund may enter into these transactions to seek to increase its return, to preserve a return or spread on a particular investment or portion of its portfolio, or to seek to protect against any increase in the price of securities the Fund anticipates purchasing at a later date.

Interest rate swaps involve the Fund’s agreement with the swap counterparty to pay a fixed rate payment in exchange for the counterparty agreeing to pay the Fund a payment at a variable rate that is expected to approximate the rate on the Fund’s variable rate payment obligations. The payment obligations would be based on the notional amount of the swap. The Fund may use an interest rate cap, which would require it to pay a premium to the cap counterparty and would entitle it, to the extent that a specified variable rate index exceeds a predetermined fixed rate, to receive from the counterparty payment of the difference based on the notional amount. The Fund would use interest rate swaps or caps only with the intent to reduce or eliminate the risk that an increase in short-term interest rates could have on common share net earnings as a result of leverage.

The Fund will usually enter into swaps or caps on a net basis; that is, the two payment streams will be netted out in a cash settlement on the payment date or dates specified in the instrument, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. The Fund intends to maintain in a segregated account with its custodian cash or liquid securities having a value at least equal to the Fund’s net payment obligations under any swap transaction, marked-to-market daily.

The use of interest rate transactions, such as interest rate swaps and caps, is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio security transactions. Depending on the state of interest rates in general, the Fund’s use of interest rate swaps or caps could enhance or harm the overall performance of the Fund’s common shares. To the extent there is a decline in interest rates, the value of the interest rate swap or cap could decline, and could result in a decline in the net asset value of the common shares. In addition, if short-term interest rates are lower than the Fund’s fixed rate of payment on the interest rate swap, the swap will reduce common share net earnings. If, on the other hand, short-term interest rates are higher than the fixed rate of payment on the interest rate swap, the swap will enhance common share net earnings. Buying interest rate caps could enhance the performance of the common shares by providing a maximum leverage expense. Buying interest rate caps could also decrease the net earnings of the common shares in the event that the premium paid by the Fund to the counterparty exceeds the additional amount the Fund would have been required to pay had it not entered into the cap agreement.

Interest rate swaps and caps do not involve the delivery of securities or other underlying assets or principal. Accordingly, the risk of loss with respect to interest rate swaps is limited to the net amount of interest payments that the Fund is contractually obligated to make. If the counterparty defaults, the Fund would not be able to use the anticipated net receipts under the swap or cap to offset interest payments. Depending on whether the Fund would be entitled to receive net payments from the counterparty on the swap or cap, which in turn would depend on the general state of short-term interest rates at that point in time, such a default could negatively impact the ability of the Fund to pay dividends on the VRDP Shares.

Although this will not guarantee that the counterparty does not default, the Fund will not enter into an interest rate swap or cap transaction with any counterparty that the Investment Adviser believes does not have the financial resources to honor its obligation under the interest rate swap or cap transaction. Further, the Investment Adviser will continually monitor the financial stability of a counterparty to an interest rate swap or cap transaction in an effort to proactively protect the Fund’s investments.

In addition, at the time the interest rate swap or cap transaction reaches its scheduled termination date, there is a risk that the Fund would not be able to obtain a replacement transaction or that the terms of the replacement would not be as favorable as on the expiring transaction. If this occurs, it could have a negative impact on the ability of the Fund to pay dividends on the VRDP Shares.

Segregation of Assets

As a closed-end investment company registered with the SEC, the Fund is subject to the federal securities laws, including the Investment Company Act of 1940, as amended (the “1940 Act”), the rules thereunder, and various interpretive provisions of the SEC and its staff. In accordance with these laws, rules and positions, the Fund must “set aside” (often referred to as “asset segregation”) liquid assets, or engage in other SEC or staff-approved measures, to “cover” open positions with respect to certain kinds of derivatives instruments. In the case of forward currency contracts that are not contractually required to cash settle, for example, the Fund must set aside liquid assets equal to such contracts’ full notional value while the positions are open. With respect to forward currency contracts that are contractually required to cash settle, however, the Fund is permitted to set aside liquid assets in an amount equal to the Fund’s daily marked-to-market net obligations (i.e., the Fund’s daily net liability) under the contracts, if any, rather than such contracts’ full notional value. The Fund reserves the right to modify its asset segregation policies in the future to comply with any changes in the positions from time to time articulated by the SEC or its staff regarding asset segregation.

The Fund generally will use its assets to cover its obligations as required by the 1940 Act, the rules thereunder, and applicable positions of the SEC and its staff. As a result of such segregation, such assets may not be used for other operational purposes.

The Fund may invest in inverse floating rate securities issued by special purpose trusts. With respect to such investments, the Fund will segregate or earmark assets in an amount equal to at least 100% of the face amount of the floating rate securities issued by such trust.

Short-Term Investments

Short-Term Taxable Fixed Income Securities.    For temporary defensive purposes or to keep cash on hand fully invested, the Fund may invest up to 100% of its net assets in cash equivalents and short-term taxable fixed-income securities, although the Fund intends to invest in taxable short-term investments only in the event that suitable tax-exempt short-term investments are not available at reasonable prices and yields. Investment in taxable short-term investments would result in a portion of the dividends paid being subject to regular federal income tax and the AMT. Short-term taxable fixed income investments are defined to include, without limitation, the following:

(a)        U.S. government securities, including bills, notes and bonds differing as to maturity and rates of interest that are either issued or guaranteed by the U.S. Treasury or by U.S. government agencies or instrumentalities. U.S. government agency securities include securities issued by (a) the Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration, and the Government National Mortgage Association, whose securities are supported by the full faith and credit of the United States; (b) the Federal Home Loan Banks, Federal Intermediate Credit Banks, and the Tennessee Valley Authority, whose securities are supported by the right of the agency to borrow from the U.S. Treasury; (c) the Federal National Mortgage Association, whose securities are supported by the discretionary authority of the U.S. government to purchase certain obligations of the agency or instrumentality; and (d) the Student Loan Marketing Association, whose securities are supported only by its credit. While the U.S. government provides financial support to such U.S. government-sponsored agencies or instrumentalities, no assurance can be given that it always will do so since it is not so obligated by law. The U.S. government, its agencies, and instrumentalities do not guarantee the market value of their securities. Consequently, the value of such securities may fluctuate.

(b)        Certificates of deposit issued against funds deposited in a bank or a savings and loan association. Such certificates are for a definite period of time, earn a specified rate of return, and are normally negotiable. The issuer of a certificate of deposit agrees to pay the amount deposited plus interest to the bearer of the certificate on the date specified thereon. Under current FDIC regulations, the maximum insurance payable as to any one certificate of deposit is $100,000; therefore, certificates of deposit purchased by the Fund may not be fully insured.

(c)        Repurchase agreements, which involve purchases of debt securities. At the time the Fund purchases securities pursuant to a repurchase agreement, it simultaneously agrees to resell and redeliver such securities to the seller, who also simultaneously agrees to buy back the securities at a fixed price and time. This assures a predetermined yield for the Fund during its holding period, since the resale price is always greater than the purchase price and reflects an agreed-upon market rate. Such actions afford an opportunity for the Fund to invest temporarily available cash. The Fund may enter into repurchase agreements only with respect to obligations of the U.S. government, its agencies or instrumentalities; certificates of deposit; or bankers’ acceptances in which the Fund may invest. Repurchase agreements may be considered loans to the seller, collateralized by the underlying securities. The risk to the Fund is limited to the ability of the seller to pay the agreed-upon sum on the repurchase date; in the event of default, the repurchase agreement provides that the Fund is entitled to sell the underlying collateral. If the value of the collateral declines after the agreement is entered into, and if the seller defaults under a repurchase agreement when the value of the underlying collateral is less than the repurchase price, the Fund could incur a loss of both principal and interest. The investment adviser monitors the value of the collateral at the time the action is entered into and at all times during the term of the repurchase agreement. The Fund’s investment adviser does so in an effort to determine that the value of the collateral always equals or exceeds the agreed-upon repurchase price to be paid to the Fund. If the seller were to be subject to a federal bankruptcy proceeding, the ability of the Fund to liquidate the collateral could be delayed or impaired because of certain provisions of the bankruptcy laws.

(d)        Commercial paper, which consists of short-term unsecured promissory notes, including variable rate master demand notes issued by corporations to finance their current operations. Master demand notes are direct lending arrangements between the Fund and a corporation. There is no secondary market for such notes. However, they are redeemable by the Fund at any time. The Investment Adviser will consider the financial condition of the corporation (e.g., earning power, cash flow, and other liquidity ratios) and will continuously monitor the corporation’s ability to meet all of its financial obligations, because the Fund’s liquidity might be impaired if the corporation were unable to pay principal and interest on demand. Investments in commercial paper will be limited to commercial paper rated in the highest categories by a major rating agency and which mature within one year of the date of purchase or carry a variable or floating rate of interest.

Short-Term Tax-Exempt Fixed Income Securities.    Short-term tax-exempt fixed-income securities are securities that are exempt from regular federal income tax and mature within three years or less from the date of issuance. Short-term tax-exempt fixed income securities are defined to include, without limitation, the following:

1.        Bond Anticipation Notes (“BANs”) are usually general obligations of state and local governmental issuers which are sold to obtain interim financing for projects that will eventually be funded through the sale of long-term debt obligations or bonds. The ability of an issuer to meet its obligations on its BANs is primarily dependent on the issuer’s access to the long-term municipal bond market and the likelihood that the proceeds of such bond sales will be used to pay the principal and interest on the BANs.

2.        Tax Anticipation Notes (“TANs”) are issued by state and local governments to finance the current operations of such governments. Repayment is generally to be derived from specific future tax revenues. TANs are usually general obligations of the issuer. A weakness in an issuer’s capacity to raise taxes due to, among other things, a decline in its tax base or a rise in delinquencies, could adversely affect the issuer’s ability to meet its obligations on outstanding TANs.

3.        Revenue Anticipation Notes (“RANs”) are issued by governments or governmental bodies with the expectation that future revenues from a designated source will be used to repay the notes. In general, they also constitute general obligations of the issuer. A decline in the receipt of projected revenues, such as anticipated revenues from another level of government, could adversely affect an issuer’s ability to meet its obligations on outstanding RANs. In addition, the possibility that the revenues would, when received, be used to meet other obligations could affect the ability of the issuer to pay the principal and interest on RANs.

4.        Construction Loan Notes are issued to provide construction financing for specific projects. Frequently, these notes are redeemed with funds obtained from the Federal Housing Administration.

5.        Bank Notes are notes issued by local government bodies and agencies, such as those described above to commercial banks as evidence of borrowings. The purposes for which the notes are issued are varied but they are frequently issued to meet short-term working capital or capital project needs. These notes may have risks similar to the risks associated with TANs and RANs.

6.        Tax-Exempt Commercial Paper (“Municipal Paper”) represents very short-term unsecured, negotiable promissory notes, issued by states, municipalities and their agencies. Payment of principal and interest on issues of municipal paper may be made from various sources to the extent the funds are available therefrom. Maturities of municipal paper generally will be shorter than the maturities of TANs, BANs or RANs. There is a limited secondary market for issues of Municipal Paper.

Certain municipal securities may carry variable or floating rates of interest whereby the rate of interest is not fixed but varies with changes in specified market rates or indices, such as a bank prime rate or a tax-exempt money market index.

While the various types of notes described above as a group represent the major portion of the short-term tax-exempt note market, other types of notes are available in the marketplace, and the Fund may invest in such other types of notes to the extent permitted under its investment objectives, policies and limitations. Such notes may be issued for different purposes and may be secured differently from those mentioned above.

Inverse Floating Rate Securities and Floating Rate Securities

Inverse Floating Rate Securities.    Inverse floating rate securities (sometimes referred to as “inverse floaters”) are securities whose interest rates bear an inverse relationship to the interest rate on another security or the value of an index. Generally, inverse floating rate securities represent beneficial interests in a special purpose trust formed by a third party sponsor for the purpose of holding municipal bonds. The special purpose trust typically sells two classes of beneficial interests or securities: floating rate securities (sometimes referred to as short-term floaters or tender option bonds) and inverse floating rate securities (sometimes referred to as inverse floaters or residual interest securities). Both classes of beneficial interests are represented by certificates. The short-term floating rate securities have first priority on the cash flow from the municipal bonds held by the special purpose trust. Typically, a third party, such as a bank, broker-dealer or other financial institution, grants the floating rate security holders the option, at periodic intervals, to tender their securities to the institution and receive the face value thereof. As consideration for providing the option, the financial institution receives periodic fees. The holder of the short-term floater effectively holds a demand obligation that bears interest at the prevailing short-term, tax-exempt rate. However, the institution granting the tender option will not be obligated to accept tendered short-term floaters in the event of certain defaults or a significant downgrade in the credit rating assigned to the bond issuer. For its inverse floating rate investment, the Fund receives the residual cash flow from the special purpose trust. Because the holder of the short-term floater is generally assured liquidity at the face value of the security, the Fund as the holder of the inverse floater assumes the interest rate cash flow risk and the market value risk associated with the municipal bond deposited into the special purpose trust. The volatility of the interest cash flow and the residual market value will vary with the degree to which the trust is leveraged. This is expressed in the ratio of the face value of the short-term floaters in relation to the inverse floaters that are issued by the special purpose trust. The Fund expects to make limited investments in inverse floaters, with leverage ratios that may vary between one and three times. However, the Fund is permitted to invest in highly leveraged inverse floating rate securities. In addition, all voting rights and decisions to be made with respect to any other rights relating to the municipal bonds held in the special purpose trust are passed through to the Fund, as the holder of the residual inverse floating rate securities.

Because increases in either the interest rate on the securities or the value of indexes (with which inverse floaters maintain their inverse relationship) reduce the residual interest paid on inverse floaters, inverse floaters’ value is generally more volatile than that of fixed rate bonds. The market price of inverse floating rate securities is more volatile than the underlying securities due to leverage. These securities generally will underperform the market of fixed rate bonds in a rising interest rate environment but tend to outperform the market of fixed rate bonds when interest rates decline or remain relatively stable. Although volatile, inverse floaters typically offer the potential for yields exceeding the yields available on fixed rate bonds with comparable credit quality, coupon, call provisions and maturity.

Inverse floaters have varying degrees of liquidity or illiquidity based upon, among other things, the liquidity of the underlying bonds deposited in a special purpose trust. The Fund may invest in inverse floating rate securities issued by special purpose trusts that have recourse to the Fund. In the Investment Adviser’s discretion, the Fund may enter into a separate shortfall and forbearance agreement with the third party sponsor of a special purpose trust. The Fund may enter into such recourse agreements (i) when the liquidity provider to the special purpose trust requires such an agreement because the level of leverage in the trust exceeds the level that the liquidity provider is willing to support absent such an agreement; and/or (ii) to seek to prevent the liquidity provider from collapsing the trust in the event that the municipal obligation held in the trust has declined in value. Such an agreement would require the Fund to reimburse the third party sponsor of such inverse floater, upon termination of the trust issuing the inverse floater, the difference between the liquidation value of the bonds held in the trust and the principal amount due to the holders of floating rate interests. Such agreements may expose the Fund to a risk of loss that exceeds its investment in the inverse floating rate securities. Absent a shortfall and forbearance agreement, the Fund would not be required to make such a reimbursement. If the Fund chooses not to enter into such an agreement, the special purpose trust could be liquidated, and the Fund could incur a loss. The Fund will segregate or earmark liquid assets with its custodian in accordance with the 1940 Act to cover its obligations with respect to its investments in special purpose trusts. See also “The Fund’s Investments—Segregation of Assets.”

Floating Rate Securities.    The Fund may also invest in floating rate securities, as described above, issued by special purpose trusts. Floating rate securities may take the form of short-term floating rate securities or the option period may be substantially longer. Generally, the interest rate earned will be based upon the market rates for municipal securities with maturities or remarketing provisions that are comparable in duration to the periodic interval of the tender option, which may vary from weekly, to monthly, to extended periods of one year or multiple years. Since the option feature has a shorter term than the final maturity or first call date of the underlying bond deposited in the trust, the Fund as the holder of the floating rate security relies upon the terms of the agreement with the financial institution furnishing the option as well as the credit strength of that institution. As further assurance of liquidity, the terms of the trust provide for a liquidation of the municipal security deposited in the trust and the application of the proceeds to pay off the floating rate security. The trusts that are organized to issue both short-term floating rate securities and inverse floaters generally include liquidation triggers to protect the investor in the floating rate security.

When-Issued and Delayed Delivery Transactions

The Fund may buy and sell municipal securities on a when-issued or delayed delivery basis, making payment or taking delivery at a later date, normally within 15-45 days of the trade date. On such transactions, the payment obligation and the interest rate are fixed at the time the purchaser enters into the commitment. Beginning on the date the Fund enters into a commitment to purchase securities on a when-issued or delayed delivery basis, the Fund is required under the rules of the SEC to maintain in a separate account liquid assets, consisting of cash, cash equivalents or liquid securities having a market value at all times of at least equal to the amount of any delayed payment commitment. Income generated by any such assets which provide taxable income for federal income tax purposes is includable in the taxable income of the Fund and, to the extent distributed, will be taxable distributions to shareholders. The Fund may enter into contracts to purchase securities on a forward basis (i.e., where settlement will occur more than 60 days from the date of the transaction) only to the extent that the Fund specifically collateralizes such obligations with a security that is expected to be called or mature within 60 days before or after the settlement date of the forward transaction. The commitment to purchase securities on a when-issued, delayed delivery or forward basis may involve an element of risk because no interest accrues on the bonds prior to settlement and at the time of delivery the market value may be less than their cost.

Structured Notes

The Fund may utilize structured notes and similar instruments for investment purposes and also for hedging purposes. Structured notes are privately negotiated debt obligations where the principal and/or interest is determined by reference to the performance of a benchmark asset, market or interest rate (an “embedded index”), such as selected securities, an index of securities or specified interest rates, or the differential performance of two assets or markets. The terms of such structured instruments normally provide that their principal and/or interest payments are to be adjusted upwards or downwards (but not ordinarily below zero) to reflect changes in the embedded index while the structured instruments are outstanding. As a result, the interest and/or principal payments that may be made on a structured product may vary widely, depending upon a variety of factors, including the volatility of the embedded index and the effect of changes in the embedded index on principal and/or interest payments. The rate of return on structured notes may be determined by applying a multiplier to the performance or differential performance of the referenced index or indices or other assets. Application of a multiplier involves leverage that will serve to magnify the potential for gain and the risk of loss.

Other Investment Companies

The Fund may invest up to 10% of its Managed Assets in securities of other open- or closed-end investment companies (including exchange-traded funds (often referred to as “ETFs”)) that invest primarily in municipal securities of the types in which the Fund may invest directly. As a shareholder in another investment company, the Fund will bear its ratable share of that investment company’s expenses, and would remain subject to payment of the Fund’s advisory and administrative fees with respect to assets so invested. Common shareholders would therefore be subject to duplicative expenses to the extent the Fund invests in other investment companies. The Investment Adviser will take expenses into account when evaluating the investment merits of an investment in the investment company relative to available municipal bond investments. In addition, the securities of other investment companies may also be leveraged and will therefore be subject to leverage risks. The net asset value and market value of leveraged shares will be more volatile and the yield to shareholders will tend to fluctuate more than the yield generated by unleveraged shares.

Other Investment Policies and Techniques

Illiquid Securities.    The Fund may invest in illiquid securities (i.e., securities that are not readily marketable), including, but not limited to, restricted securities (securities the disposition of which is restricted under the federal securities laws), securities that may only be resold pursuant to Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”), and repurchase agreements with maturities in excess of seven days.

Restricted securities may be sold only in privately negotiated transactions or in a public offering with respect to which a registration statement is in effect under the Securities Act. Where registration is required, the Fund may be obligated to pay all or part of the registration expenses and a considerable period may elapse between the time of the decision to sell and the time the Fund may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the Fund might obtain a less favorable price than that which prevailed when it decided to sell. Illiquid securities will be priced at a fair value as determined in good faith by the Board or its delegate.

Portfolio Trading and Turnover Rate.    Portfolio trading may be undertaken to accomplish the investment objectives of the Fund in relation to actual and anticipated movements in interest rates. In addition, a security may be sold and another of comparable quality purchased at approximately the same time to take advantage of what the Investment Adviser believes to be a temporary price disparity between the two securities. Temporary price disparities between two comparable securities may result from supply and demand imbalances where, for example, a temporary oversupply of certain bonds may cause a temporarily low price for such bonds, as compared with other bonds of like quality and characteristics. The Fund may also engage to a limited extent in short-term trading consistent with its investment objectives. Securities may be sold in anticipation of a market decline (a rise in interest rates) or purchased in anticipation of a market rise (a decline in interest rates) and later sold, but the Fund will not engage in trading solely to recognize a gain.

Subject to the foregoing, the Fund will attempt to achieve its investment objectives by prudent selection of municipal securities with a view to holding them for investment. While there can be no assurance thereof, the Fund anticipates that its annual portfolio turnover rates will generally not exceed 100%. However, the rate of turnover will not be a limiting factor when the Fund deems it desirable to sell or purchase securities. Therefore, depending upon market conditions, the annual portfolio turnover rate of the Fund may exceed 100% in particular years. High portfolio turnover may result in the realization of net short-term capital gains by the Fund which, when distributed to shareholders, will be taxable as ordinary income for federal income tax purposes.

Repurchase Agreements.    As temporary investments, the Fund may invest in repurchase agreements. A repurchase agreement is a contractual agreement whereby the seller of securities (U.S. government securities or municipal bonds) agrees to repurchase the same security at a specified price on a future date agreed upon by the parties. The agreed upon repurchase price determines the yield during the Fund’s holding period. Repurchase agreements are considered to be loans collateralized by the underlying security that is the subject of the repurchase contract. Income generated from transactions in repurchase agreements is taxable for federal income tax purposes and, therefore, is required to be allocated proportionately by the Fund between common shares and preferred shares. The Fund will enter into repurchase agreements with registered securities dealers or domestic banks that, in the opinion of the Investment Adviser, present minimal credit risk. The risk to the Fund is limited to the ability of the issuer to pay the agreed upon repurchase price on the delivery dates; however, although the value of the underlying collateral at the time the transaction is entered into always equals or exceeds the agreed upon repurchase price, if the value of the collateral declines there is a risk of loss of both principal and interest. In the event of default, the collateral may be sold but the Fund might incur a loss if the value of the collateral declines, and might incur disposition costs or experience delays in connection with liquidating the collateral. In addition, if bankruptcy proceedings are commenced with respect to the seller of the security, realization upon the collateral by the Fund may be delayed or limited. The Investment Adviser will monitor the value of the collateral at the time the transaction is entered into and at all times subsequent during the term of the repurchase agreement in an effort to determine that such value always equals or exceeds the agreed upon repurchase price. In the event the value of the collateral declines below the repurchase price, the Investment Adviser will demand additional collateral from the issuer to increase the value of the collateral to at least that of the repurchase price, including interest.

Zero Coupon Bonds.    The Fund may invest in zero coupon bonds. A zero coupon bond is a bond that does not pay interest for its entire life. The market prices of zero coupon bonds are affected to a greater extent by changes in prevailing levels of interest rates and thereby tend to be more volatile in price than securities that pay interest periodically. In addition, because the Fund accrues income with respect to these securities prior to the receipt of such interest, it may have to dispose of portfolio securities under disadvantageous circumstances in order to obtain cash needed to pay income dividends in amounts necessary to avoid unfavorable tax consequences.

Investment Restrictions

The Fund has adopted certain investment limitations designed to limit investment risk and maintain portfolio diversification. These limitations are fundamental and may not be changed without the approval of the holders of a majority of the outstanding common and preferred shares of the Fund, including VRDP Shares, voting together as a single class, and the approval of the holders of a majority of the outstanding preferred shares, including VRDP Shares, voting separately as a single class. For this purpose, “a majority of the outstanding shares” means the vote of (1) 67% or more of the voting securities present at a meeting, if the holders of more than 50% of the outstanding voting securities are present or represented by proxy; or (2) more than 50% of the outstanding voting securities, whichever is less.

Except as described below, the Fund, as a fundamental policy, may not:

(1)        Under normal circumstances, invest less than 80% of its net assets, including assets attributable to any principal amount of any borrowings (including the issuance of commercial paper or notes) or preferred shares outstanding (“Managed Assets”), in a portfolio of securities that pay interest exempt from federal income taxes (“municipal securities”) and from the federal alternative minimum tax applicable to individuals;

(2)        Issue senior securities, as defined in the 1940 Act, other than [preferred] shares, except to the extent permitted under the Investment Company Act of 1940 and except as otherwise described in the [Joint Proxy Statement/Prospectus];

(3)        Borrow money, except from banks for temporary or emergency purposes or for repurchase of its shares, and then only in an amount not exceeding one-third of the value of the Fund’s total assets (including the amount borrowed) less the Fund’s liabilities (other than borrowings);

(4)        Act as an underwriter of another issuer’s securities, except to the extent that the Fund may be deemed to be an underwriter within the meaning of the Securities Act of 1933 in connection with the purchase and sale of portfolio securities;

(5)        Invest more than 25% of its total assets in securities of issuers in any one industry; provided, however, that such limitation shall not apply to municipal bonds other than those municipal bonds backed only by the assets and revenues of non-governmental users;

(6)        Purchase or sell real estate, but this shall not prevent the Fund from investing in municipal bonds secured by real estate or interests therein or foreclosing upon and selling such security;

(7)        Purchase or sell physical commodities unless acquired as the result of ownership of securities or other or other instruments (but this shall not prevent the Fund from purchasing or selling options, futures contracts, derivative instruments or from investing in securities or other instruments backed by physical commodities);

(8)        Make loans, except as permitted by the Investment Company Act of 1940 and exemptive orders granted under the Investment Company Act of 1940; and

(9)        Invest more than 5% of its total assets in securities of any one issuer, except that this limitation shall not apply to bonds issued by the United States Government, its agencies and instrumentalities or to the investment of 25% of its total assets.

For the purpose of applying the limitation set forth in subparagraph (9) above, an issuer shall be deemed the separate issuer when its assets and revenues are separate from other governmental entities and its securities are backed only by its assets and revenues. Similarly, in the case of a non-governmental issuer, if the security is backed only by the assets and revenues of the non-governmental issuer, then such non-governmental issuer would be deemed to be the single issuer. Where a security is also backed by the enforceable obligation of a superior or unrelated governmental or other entity (other than a bond insurer), it shall also be included in the computation of securities owned that are issued by such governmental or other entity. Where a security is guaranteed by a governmental entity or some other facility, such as a bank guarantee or letter of credit, such a guarantee or letter of credit would be considered a separate security and would be treated as an issue of such government, other entity or bank. When a municipal security is insured by bond insurance, it shall not be considered a security that is issued or guaranteed by the insurer; instead, the issuer of such municipal security will be determined in accordance with the principles set forth above. The foregoing restrictions do not limit the percentage of the Fund’s assets that may be invested in municipal securities insured by any given insurer.

The Fund is diversified for purposes of the 1940 Act. Consequently, as to 75% of the Fund’s total assets, the Fund may not (i) purchase the securities of any one issuer (other than cash, securities of other investment companies and securities issued by the U.S. government or its agencies or instrumentalities) if immediately after such purchase, more than 5% of the value of the Fund’s total assets would be invested in securities of such issuer or (ii) purchase more than 10% of the outstanding voting securities of such issuer.

Subject to certain exemptions, under the 1940 Act, the Fund may invest up to 10% of its total assets in the aggregate in shares of other investment companies and up to 5% of its total assets in any one investment company, provided the investment does not represent more than 3% of the voting stock of the acquired investment company at the time such shares are purchased. As a stockholder in any investment company, the Fund will bear its ratable share of that investment company’s expenses and will remain subject to payment of the Fund’s management, advisory and administrative fees with respect to assets so invested. Holders of common shares of the Fund would therefore be subject to duplicative expenses to the extent the Fund invests in other investment companies. In addition, the securities of other investment companies may be leveraged and therefore will be subject to the same leverage risks described herein.

In addition to the foregoing fundamental investment policies, the Fund is also subject to the following non-fundamental restrictions and policies, which may be changed by the Board. The Fund may not:

(1)        Sell securities short, unless the Fund owns or has the right to obtain securities equivalent in kind and amount to the securities sold, at no added cost, and provided that transactions in options, futures contracts, options on futures contracts, or other derivative instruments are not deemed to constitute selling securities short;

(2)        Purchase securities of other open- or closed-end investment companies except in compliance with the 1940 Act;

(3)        Enter into futures contracts or related options or forward contracts, if more than 30% of the Fund’s net assets would be represented by futures contracts or more than 5% of the Fund’s net assets would be committed to initial margin deposits and premiums on futures contracts and related options;

(4)        Purchase securities when borrowings exceed 5% of its total assets if and so long as preferred shares are outstanding; and

(5)        Purchase securities of companies for the purpose of exercising control, except that the Fund may invest up to 5% of its net assets (including assets attributable to preferred shares, if any) in tax-exempt or taxable fixed-income securities or equity securities for the purpose of acquiring control of an issuer whose municipal bonds (a) the Fund already owns and (b) have deteriorated or are expected shortly to deteriorate significantly in credit quality, provided Nuveen Asset Management determines that such investment should enable the Fund to better maximize the value of its existing investment in such issuer.

The restrictions and other limitations set forth above will apply only at the time of purchase of securities and will not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of an acquisition of securities.

At least six months prior to the scheduled final mandatory redemption for a VRDP Series, the Fund will maintain segregated assets rated at least investment grade (and including Deposit Securities in an amount equal to 20% of segregated assets, with 135 days remaining to the redemption date, increasing to 100% with 15 days remaining) with a Market Value equal to at least 110% of the Liquidation Preference of that VRDP Series until the redemption of all such outstanding New VRDP Shares for that VRDP Series.

The Fund may be subject to certain restrictions imposed by either guidelines of one or more NRSROs that may issue ratings for preferred shares, including MTP Shares, VMTP Shares or New VRDP Shares, or, if issued, commercial paper or notes, or, if the Fund borrows from a lender, by the lender. These guidelines may impose asset coverage or portfolio composition requirements that are more stringent than those imposed on the Fund by the 1940 Act. If these restrictions were to apply, it is not anticipated that these covenants or guidelines would impede the Investment Adviser from managing the Fund’s portfolio in accordance with the Fund’s investment objectives and policies. A copy of the current Rating Agency Guidelines will be provided to any holder of New VRDP Shares promptly upon request therefor made by such holder to the Fund by writing the Fund at 333 West Wacker Drive, Chicago, Illinois 60606.

MANAGEMENT OF THE FUND

Trustees and Officers

The management of the Fund, including general supervision of the duties performed for the Fund under the investment management agreement with Nuveen Fund Advisors, Inc. (the “Management Agreement”), is the responsibility of the Board of the Fund. The Fund has ten trustees, one of whom is an “interested person” (as the term “interested person” is defined in the 1940 Act) and nine of whom are not interested persons (referred to herein as “Independent Directors”). Information concerning the trustees and officers of the Fund, including, as applicable, their principal occupations and other affiliations, the number of portfolios each oversees, other directorships they hold and their compensation and share ownership is incorporated into this Information Memorandum by reference to the Fund’s Annual Report for the fiscal year ended October 31, 2011 and the Joint Proxy Statement relating to the Fund’s 2012 Annual Meeting as filed with the SEC (the “Joint Proxy Statement”).

Investment Adviser and Sub-Adviser

The Investment Adviser, Nuveen Fund Advisors, Inc., is responsible for investing the Fund’s assets. The Investment Adviser oversees the management of the Fund’s portfolio, manages the Fund’s business affairs and provides certain clerical, bookkeeping and other administrative services. The Investment Adviser is located at 333 West Wacker Drive, Chicago, Illinois 60606.

The Investment Adviser, a registered investment adviser, is a wholly-owned subsidiary of Nuveen Investments, Inc. (“Nuveen Investments”). Founded in 1898, Nuveen Investments and its affiliates had approximately $[            ] billion of assets under management as of [            ]. On November 13, 2007, Nuveen Investments was acquired by investors led by Madison Dearborn Partners, LLC (the “MDP Acquisition”).

The Investment Adviser has selected its affiliate, Nuveen Asset Management, LLC, located at 333 West Wacker Drive, Chicago, IL 60606, to serve as a sub-adviser to the Fund. Nuveen Asset Management, LLC manages the investment of the Fund’s assets on a discretionary basis, subject to the supervision of the Investment Adviser. Nuveen Asset Management, LLC is a wholly-owned subsidiary of the Investment Adviser and was appointed as Sub-Adviser effective in January 2011 as part of an internal restructuring of the Investment Adviser.

The Fund is dependent upon services and resources provided by its Investment Adviser, and therefore the Investment Adviser’s parent, Nuveen Investments. Nuveen Investments significantly increased its level of debt in connection with the MDP Acquisition. While Nuveen Investments believes that monies generated from operations and cash on hand will be adequate to fund debt service requirements, capital expenditures and working capital requirements for the foreseeable future, there can be no assurance that Nuveen Investments’ business will generate sufficient cash flow from operations or that future borrowings will be available in an amount sufficient to enable Nuveen Investments to pay its indebtedness (with scheduled maturities beginning in 2014) or to fund its other liquidity needs. Nuveen Investments believes that potential adverse changes to its overall financial position and business operations would not adversely affect its or its affiliate’s portfolio management operations and would not otherwise adversely affect its ability to fulfill its obligations to the Fund under the investment management agreements.

Portfolio Management

Subject to the supervision of Nuveen Fund Advisors, Inc., Nuveen Asset Management, LLC is responsible for execution of specific investment strategies and day-to-day investment operations. Nuveen Asset Management, LLC manages the Fund using a team of analysts and a portfolio manager that focuses on a specific group of funds.

Paul L. Brennan, CFA, CPA, has served as the portfolio manager of the Fund since 2006. He is currently a portfolio manager for several national municipal open- and closed-end funds. Mr. Brennan joined Nuveen in 1997 when Nuveen acquired Flagship Financial. He earned his BS in Accountancy and Finance from Wright State University. He manages [            ] Nuveen-sponsored investment companies, with a total of approximately $[            ] billion under management as of [            ], 2012. Information about Mr. Brennan’s compensation, other accounts managed and any material conflicts of interest is contained in the Fund’s most recent Form N-CSR. See “Available Information.”

Investment Management Agreement and Sub-Advisory Agreement

Pursuant to the Management Agreement, the Fund has agreed to pay an annual management fee for the services and facilities provided by Nuveen Fund Advisors, Inc. The Fund’s management fee consists of two components—a complex-level component, based on the aggregate amount of all eligible fund assets managed by Nuveen Fund Advisors, Inc., and a fund-level component, based only on the amount of Managed Assets within the Fund. The fund-level fee is a maximum of 0.45% of the Fund’s average total daily Managed Assets, with lower fee levels for assets that exceed $125 million. The complex-level fee is a maximum of 0.20% of the Fund’s daily Managed Assets for all Nuveen-sponsored funds in the U.S. that constitute “eligible assets,” with lower fee levels of complex-level assets that exceed $55 billion. “Eligible assets” do not include assets attributable to investments in other Nuveen funds or assets in excess of a determined amount (originally $2 billion) added to the Nuveen fund complex in connection with Nuveen Fund Advisors, Inc.’s assumption of the management of the former First American Funds effective January 1, 2011.

In addition to Nuveen Fund Advisors, Inc.’s management fee, the Fund pays all other costs and expenses of its operations, including compensation of its trustees (other than those affiliated with Nuveen Fund Advisors, Inc.), custodian, transfer agency and dividend disbursing expenses, legal fees, expenses of its independent registered accounting firm, expenses of repurchasing shares, expenses of issuing any VRDP Shares, expenses of preparing, printing and distributing shareholder reports, notices, proxy statements and reports to governmental agencies, listing fees and taxes, if any. All fees and expenses are accrued daily and deducted before payment of distributions to shareholders.

RISK FACTORS

Risk is inherent in all investing. Investing in any investment company security involves risk, including the risk that VRDP shareholders of any Series may receive little or no return on their investment or even that VRDP shareholders may lose part or all of their investment. Therefore, you should consider carefully the following risks that are assumed when investing in each Series of VRDP Shares of the Fund. Each reference below to New VRDP Shares and Liquidity Provider is to the New VRDP Shares of the applicable Series of New VRDP Shares of the Fund and the Liquidity Provider for that Series. See also “The Fund’s Investments” and “How the Fund Manages Portfolio Risk.”

Risks of Investing in New VRDP Shares

Dividend Rate Risk—New VRDP Shares.    The New VRDP Shares are variable dividend rate securities. The value of such securities generally are less sensitive to interest and dividend rate changes but may decline in value if their dividend rate does not rise as much, or as quickly, as interest and dividend rates in general. Conversely, variable dividend rate securities will not generally increase in value if interest and dividend rates decline.

Ratings and Asset Coverage Risk.    As a condition to the closing of the Reorganizations, the Fund must obtain short-term and long-term ratings for the New VRDP Shares equivalent to the ratings of the corresponding series of Acquired Fund VRDP Shares immediately prior to the closing.

The short-term ratings on the New VRDP Shares for a VRDP Series are directly related to the short-term ratings assigned to the Liquidity Provider. Changes in the credit quality of the Liquidity Provider could cause a downgrade in the short-term credit ratings of the New VRDP Shares for a VRDP Series and make the New VRDP Shares for that VRDP Series less liquid in the secondary market and cause losses to VRDP shareholders.

There can be no assurance that one or more Rating Agencies will not downgrade New VRDP Shares of any series, including as a result of altering its or their rating criteria, that the Fund will maintain any ratings of any series of the New VRDP Shares or, if at any time the New VRDP Shares of any series have one or more ratings, that any particular ratings will be maintained. The Fund may, at any time, replace a Rating Agency with another Rating Agency or terminate the services of any Rating Agencies then providing a rating for the New VRDP Shares of any series without replacement, in either case, without the approval of holders of New VRDP Shares of such series or other shareholders of the Fund. In the event a Rating Agency ceases to furnish a long-term rating or the Fund terminates the services of a Rating Agency then providing a long-term rating for the New VRDP Shares of any series, such rating, to the extent it would have been taken into account in any of the provisions of the New VRDP Shares of such series which are included in the Statement, will be disregarded, and only the ratings of the then-designated Rating Agency or Agencies, if any, will be taken into account (for the avoidance of doubt, other than the effect of the absence of such ratings for purposes of determining the Maximum Rate) for such series. In addition, the Rating Agency Guidelines adopted by the Fund may be changed or eliminated at any time without the approval of the holders of New VRDP Shares of the applicable series or other shareholders of the Fund, including in connection with the change or elimination of any or all long-term ratings of the New VRDP Shares of such series.

The ratings do not eliminate or necessarily mitigate the risks of investing in New VRDP Shares. A Rating Agency could downgrade New VRDP Shares, which may make New VRDP Shares less liquid in the secondary market, although the downgrade would probably result in higher dividend rates. The short-term credit ratings address the timely payment of the Purchase Price of the New VRDP Shares by the Liquidity Provider pursuant to the VRDP Purchase Agreement. Moody’s ratings applicable to the New VRDP Shares address the full liquidation preference amount paid upon redemption, either due to a mandatory or voluntary redemption, including the distribution of fund assets upon liquidation. The Moody’s rating also addresses the full and timely payment of dividends, subject to rate periods that could change from time to time due to special rate period designations and appropriate notices and conventions. The ratings on the New VRDP Shares are not recommendations to purchase, hold, or sell those shares, inasmuch as the ratings do not comment as to market price or suitability for a particular investor. The Rating Agency Guidelines do not address the likelihood that an owner of the New VRDP Shares will be able to sell such shares in a Remarketing or otherwise.

Insolvency and/or Bankruptcy of the Liquidity Provider.    In the event of a material credit or capital impairment of the Liquidity Provider, there is no assurance that the Liquidity Provider will be able to fulfill its obligation to purchase New VRDP Shares. The Liquidity Provider’s solvency and ability to fulfill its obligation to pay for New VRDP Shares that are tendered for Remarketing and cannot successfully be remarketed by the Remarketing Agent or that are subject to Mandatory Purchase may deteriorate before a New VRDP shareholder can successfully tender the New VRDP Shares for Remarketing or purchase or before the occurrence of the Mandatory Purchase Date, as applicable. In addition, an NRSRO could downgrade the ratings of the Liquidity Provider, which could affect the liquidity of the New VRDP Shares as discussed more fully below. In the event of the filing of a bankruptcy proceeding of the Liquidity Provider, the VRDP Purchase Agreement may be terminated prior to a Mandatory Purchase being effected, and the Fund may not be able to enter into a new VRDP Purchase Agreement with a replacement Liquidity Provider in a timely manner, if at all. In this instance, a New VRDP shareholder may not be able to sell New VRDP Shares or may experience delays in receiving payment or may not recover all or a portion of any loss sustained from having to sell the New VRDP Shares without the benefit of the VRDP Purchase Agreement.

Remarketing Risk.    VRDP shareholders may elect to tender their New VRDP Shares to the Tender and Paying Agent for Remarketing pursuant to an Optional Tender, or a Mandatory Tender may occur as described herein. There can be no assurance that the Remarketing Agent will be able to remarket all the New VRDP Shares tendered in a Remarketing. The Remarketing Agent in its sole discretion may purchase for its own account New VRDP Shares in a Remarketing; however, the Remarketing Agent will not be obligated to purchase any New VRDP Shares that would otherwise remain unsold in a Remarketing. If any New VRDP Shares tendered in a Remarketing are not remarketed, the Tender and Paying Agent will tender such New VRDP Shares for purchase, pursuant to a Final Notice of Purchase, to the Liquidity Provider. During the term of the VRDP Purchase Agreement, the Liquidity Provider has an unconditional and irrevocable obligation to purchase New VRDP Shares tendered for purchase on the relevant Purchase Date pursuant to a Final Notice of Purchase.

Failure of the Liquidity Provider to Fulfill its Purchase Obligation.    If New VRDP Shares are not sold in a Remarketing on or before the Purchase Date, or an attempted Remarketing results in unsold New VRDP Shares, or if a Mandatory Purchase Event occurs, the Liquidity Provider will be obligated to purchase the New VRDP Shares pursuant to a Final Notice of Purchase. The ability of a New VRDP shareholder to realize payment from the Liquidity Provider will depend on the ability of the Liquidity Provider to pay for the New VRDP Shares tendered pursuant to a Final Notice of Purchase. If the Liquidity Provider should default on its Purchase Obligation under the VRDP

Purchase Agreement, a New VRDP shareholder might have limited or no ability to sell its New VRDP Shares or to recover all or a portion of any loss sustained from otherwise selling the New VRDP Shares, especially when market interest rates are rising. If the Liquidity Provider continues to fail to perform its duties and the Fund cannot find a replacement Liquidity Provider, VRDP shareholders may be required to continue to hold their New VRDP Shares for an indefinite period of time.

Inability to Extend the Purchase Obligation or Engage a Successor Liquidity Provider.    In the event the Fund is unable to extend the VRDP Purchase Agreement beyond the Scheduled Termination Date or engage a successor Liquidity Provider pursuant to an Alternate VRDP Purchase Agreement providing for a Purchase Obligation on the same terms and conditions as the VRDP Purchase Agreement and that can be maintained on a commercially reasonable basis, as determined in the sole discretion of the Board, a Mandatory Purchase Event will occur and each New VRDP shareholder will be required to deliver its New VRDP Shares for purchase by the Liquidity Provider.

A Mandatory Tender Event or Mandatory Purchase Event May Occur At Times When Attractive Alternative Investment Opportunities Are Not Available.    A Mandatory Tender Event or Mandatory Purchase Event with respect to one or more new VRDP Series may occur in circumstances that are unfavorable to New VRDP shareholders, at times when attractive alternative investment opportunities for reinvestment of the proceeds of a Remarketing or purchase by the Liquidity Provider are not available.

Mandatory and Optional Redemptions.    The Fund may be forced to redeem New VRDP Shares to meet regulatory or Rating Agency requirements, or requirements under the VRDP Fee Agreements, or may voluntarily redeem New VRDP Shares at any time, including in circumstances that are unfavorable to New VRDP shareholders, at times when attractive alternative investment opportunities for reinvestment of the redemption proceeds are not available.

No Public Trading Market.    The New VRDP Shares will be a new issue of securities and there is currently no established trading market for such shares. The Fund does not intend to apply for a listing of the New VRDP Shares on a securities exchange or an automated dealer quotation system. Accordingly, there can be no assurance as to the development or liquidity of any market for the New VRDP Shares outside of Remarketings by the Remarketing Agent and the Purchase Obligation of the Liquidity Provider. Unless otherwise permitted by the Fund, a VRDP shareholder may sell, transfer or otherwise dispose of New VRDP Shares only in whole shares and only pursuant to a Remarketing in accordance with the remarketing procedures set forth in the Statement (attached hereto as Appendix A); provided, however, that (a) a sale, transfer or other disposition of New VRDP Shares from a VRDP shareholder who holds New VRDP Shares through an Agent Member to another VRDP shareholder who holds New VRDP Shares through the same Agent Member will be permitted, and (b) in the case of all transfers other than pursuant to Remarketings, the Agent Member (or other person, if permitted by the Fund) to whom such transfer is made will advise the Remarketing Agent and Tender and Paying Agent. The Fund has not registered, and does not intend to register, the New VRDP Shares under the Securities Act. Accordingly, the New VRDP Shares are subject to restrictions on transferability and resale and may only be purchased by and sold to “qualified institutional buyers” (as defined in Rule 144A under the Securities Act or any successor provision) in accordance with Rule 144A under the Securities Act or any successor provision. If at any time the Fund is not subject to Section 13 or 15(d) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), in order to preserve the exemption for resales and transfers under Rule 144A, the Fund will furnish, or cause to be furnished, to VRDP shareholders and prospective purchasers of New VRDP Shares, upon request, information with respect to the Fund satisfying the requirements of subsection (d)(4) of Rule 144A. See “Available Information.”

Multiple Series Risk.    Following the Reorganizations, the Fund will have multiple series of preferred shares outstanding, including VMTP Shares, MTP Shares and New VRDP Shares. See “The Fund.” While all preferred shares of the Fund will rank equally with each other with respect to the payment of dividends and the distribution of assets upon liquidation, there are some differences between the terms applicable to each preferred series. To the extent that the terms of the various series differ with respect to required asset coverage levels, cure periods or other events affecting the dividend rate or mandatory or optional redemption terms applicable to such series, such events may impact one series of preferred shares differently than another series of preferred shares. Further, since each share carries one vote per share, certain series will have greater or lesser votes on matters submitted to all the preferred shares taken as a whole.

Subordination Risk.    While holders of New VRDP Shares will have equal liquidation and distribution rights to any other preferred shares that might be issued by the Fund, they will be subordinated to the rights of holders of senior indebtedness, if any, of the Fund. Therefore, dividends, distributions and other payments to holders of New VRDP Shares in liquidation or otherwise may be subject to prior payments due to the holders of senior indebtedness. In addition, the Investment Company Act of 1940, as amended (the “1940 Act”), may provide debt holders with voting rights that are superior to the voting rights of holders of preferred shares, including holders of New VRDP Shares. The Fund currently has no senior indebtedness. If the Fund enters into borrowings in accordance with its fundamental investment policies, delayed delivery purchases and/or forward delivery contracts, the rights of lenders and counterparties in those transactions will also be senior to those of holders of New VRDP Shares, the MTP Shares and the VMTP Shares.

Income Risk.    The Fund’s income is based primarily on the interest it earns from its investments, which can vary widely over the short and long term. If interest rates drop, the Fund’s income available over time to make dividend payments with respect to the New VRDP Shares could drop as well if the Fund purchases securities with lower interest coupons. This risk is magnified when prevailing short-term interest rates increase and the Fund holds residual interest municipal bonds.

Other Dividend Risks.    In addition to the interest rate risks noted above, the Fund may otherwise be unable to pay dividends on New VRDP Shares in extraordinary circumstances.

General Risks of Investing in the Fund

Investment and Market Risk.    An investment in the Fund’s shares is subject to investment risk, including the possible loss of the entire amount that you invest. Your investment in the New VRDP Shares represents an indirect investment in the municipal securities owned by the Fund, which generally trade in the over-the-counter markets. Your shares at any point in time may be worth less than your original investment. In addition, the ability of municipalities to collect revenue and service their obligations could be materially and adversely affected by an economic downturn or prolonged recession.

Current Economic Conditions—Credit Crisis Liquidity and Volatility Risk.    Markets for credit instruments, including municipal securities, have experienced periods of extreme illiquidity and volatility since the latter half of 2007. General market uncertainty and consequent repricing risk have led to market imbalances of sellers and buyers, which in turn have resulted in significant valuation uncertainties in a variety of debt securities, including municipal securities. These conditions resulted, and in many cases continue to result, in greater volatility, less liquidity, widening credit spreads and a lack of price transparency, with many debt securities remaining illiquid and of uncertain value. These market conditions may make valuation of some of the Fund’s municipal securities uncertain and/or result in sudden and significant valuation increases or declines in its holdings. A significant decline in the value of the Fund’s portfolio would likely result in a significant decline in the value of the Fund’s common shares. In addition, illiquidity and volatility in the credit markets may directly and adversely affect the distributions on the common shares and preferred shares. This volatility may also impact the liquidity of inverse floating rate securities in the Fund’s portfolio. See “Risk Factors—General Risks of Investing in the Fund—Inverse Floating Rate Securities Risk.”

In response to the current national economic condition, governmental cost burdens may be reallocated among federal, state and local governments. In addition, laws enacted in the future by Congress or state legislatures or referenda could extend the time for payment of principal and/or interest, or impose other constraints on enforcement of such obligations, or on the ability of municipalities to levy taxes. Issuers of municipal securities have and may seek protection under the bankruptcy laws. See “Risk Factors—General Risks of Investing in the Fund—Municipal Securities Market Risk.”

Credit and Below-Investment Grade Risk.    Credit risk is the risk that one or more municipal securities in the Fund’s portfolio will decline in price, or the issuer thereof will fail to pay interest or principal when due, because the issuer experiences a decline in its financial status. Credit risk is increased when a portfolio security is downgraded or the perceived creditworthiness of the issuer deteriorates. If a downgrade occurs, the Investment Adviser will consider what action, including the sale of the security, is in the best interests of the Fund. Municipal securities of below-investment-grade quality are regarded as having predominantly speculative characteristics with respect to the issuer’s capacity to pay interest and repay principal when due, and they are more susceptible to default or decline in market value due to adverse economic and business developments than investment-grade municipal securities. Also, to the extent that the rating assigned to a municipal security in the Fund’s portfolio is downgraded by any NRSRO, the market price and liquidity of such security may be adversely affected. The market values for municipal securities of below-investment-grade quality tend to be more volatile, and these securities are less liquid, than investment-grade municipal securities. For these reasons, an investment in the Fund, compared with a portfolio consisting solely of investment-grade securities, may experience the following:

—	increased price sensitivity resulting from a deteriorating economic environment and changing interest rates;

—	greater risk of loss due to default or declining credit quality;

—	adverse issuer-specific events that are more likely to render the issuer unable to make interest and/or principal payments; and

—

the possibility that a negative perception of the below-investment-grade market develops, resulting in the price and liquidity of below-investment-grade securities becoming depressed, and this negative perception could last for a significant period of time.

Municipal Securities Market Risk.    Investing in the municipal securities market involves certain risks. The municipal securities market is one in which dealer firms make markets in bonds on a principal basis using their proprietary capital, and during the recent market turmoil these firms’ capital became severely constrained. As a result, some firms were unwilling to commit their capital to purchase and to serve as a dealer for municipal securities. The amount of public information available about the municipal securities in the Fund’s portfolio is generally less than that for corporate equities or bonds, and the Fund’s investment performance may therefore be more dependent on the Investment Adviser’s analytical abilities than if the Fund were to invest in stocks or taxable bonds. As noted above, the secondary market for municipal securities also tends to be less well developed or liquid than many other securities markets, which may adversely affect the Fund’s ability to sell its municipal securities at attractive prices or at prices approximating those at which the Fund currently values them. Municipal securities may contain redemption provisions, which may allow the securities to be called or redeemed prior to their stated maturity, potentially resulting in the distribution of principal and a reduction in subsequent interest distributions.

The ability of municipal issuers to make timely payments of interest and principal may be diminished during general economic downturns and as governmental cost burdens are reallocated among federal, state and local governments. If the current national economic recession continues, the ability of municipalities to collect revenue and service their obligations could be materially and adversely affected. The taxing power of any government entity may be limited by provisions of state constitutions or laws, and an entity’s credit will depend on many factors, including the entity’s tax base, the extent to which the entity relies on federal or state aid, and other factors which are beyond the entity’s control. In addition, laws enacted in the future by Congress or state legislatures or referenda could extend the time for payment of principal and/or interest, or impose other constraints on enforcement of such obligations, or on the ability of municipalities to levy taxes. Issuers of municipal securities might seek protection under the bankruptcy laws. In the event of bankruptcy of such an issuer, the Fund could experience delays in collecting principal and interest and the Fund may not, in all circumstances, be able to collect all principal and interest to which it is entitled. To enforce its rights in the event of a default in the payment of interest or repayment of principal, or both, the Fund may take possession of and manage the assets securing the issuer’s obligations on such securities, which may increase the Fund’s operating expenses. Any income derived from the Fund’s ownership or operation of such assets may not be tax-exempt and may not be of the type that would allow the Fund to continue to qualify as a regulated investment company.

Revenue bonds issued by state or local agencies to finance the development of low-income, multi-family housing involve special risks in addition to those associated with municipal securities generally, including that the underlying properties may not generate sufficient income to pay expenses and interest costs. These bonds are generally non-recourse against the property owner, may be junior to the rights of others with an interest in the properties, may pay interest that changes based in part on the financial performance of the property, may be prepayable without penalty and may be used to finance the construction of housing developments which, until completed and rented, do not generate income to pay interest. Additionally, unusually high rates of default on the underlying mortgage loans may reduce revenues available for the payment of principal or interest on such mortgage revenue bonds.

Interest Rate Risk.    Generally, when market interest rates rise, bond prices fall, and vice versa. Interest rate risk is the risk that the municipal securities in the Fund’s portfolio will decline in value because of increases in market interest rates. In typical market interest rate environments, the prices of longer-term municipal securities generally fluctuate more than prices of shorter-term municipal securities as interest rates change.

Inverse Floating Rate Securities Risk.    The Fund can have substantial exposure to municipal inverse floating rate securities, which are securities whose interest rates bear an inverse relationship to the interest rate on another security or the value of an index, and which represent a leveraged investment in underlying municipal bonds. Typically, an inverse floating rate security represents a residual beneficial interest in a special purpose trust into which a third-party sponsor has deposited municipal bonds, and which issues floating rate securities to short-term investors and inverse floating rate securities to long-term investors such as the Fund. Income on typical inverse floating rate securities will decrease when short-term interest rates increase and increase when short-term interest rates decrease, so investments in inverse floating rate securities offer the opportunity for higher income than the underlying bond, but will subject the Fund to the risk of lower or even no income if short-term interest rates rise sufficiently. Inverse floating rate securities represent a leveraged investment in the underlying municipal bond deposited. The value of an inverse floating rate security will increase or decrease in value by a multiple of the increase or decrease of the market value of its underlying bond due to changes in market interest rates or the bond’s creditworthiness. That multiple is dependent on the ratio of the special purpose trust’s floating rate securities to its inverse floating rate securities, and can exceed three times for more “highly leveraged” trusts.

The Fund may invest in inverse floating rate securities issued by special purpose trusts whose sponsors have recourse to the Fund pursuant to a separate shortfall and forbearance agreement. Such an agreement would require the Fund to reimburse the third-party sponsor of the trust, upon termination of the trust issuing the inverse floater, for the difference between the liquidation value of the bonds held in the trust and the principal amount due to the holders of floating rate securities issued by the trust. The Fund will enter into such a recourse agreement (i) when the liquidity provider with respect to the floating rate securities issued by the special purpose trust requires such a recourse agreement because the level of leverage in the special purpose trust exceeds the level that the liquidity provider is willing to support absent such an agreement; and/or (ii) to seek to prevent the liquidity provider from collapsing the special purpose trust in the event that the municipal obligation held in the trust has declined in value. In an instance where the Fund has entered such a recourse agreement, the Fund may suffer a loss that exceeds the amount of its original investment in the inverse floating rate securities; such loss could be as great as that original investment amount plus the face amount of the floating rate securities issued by the trust.

Inverse floating rate securities have varying degrees of liquidity or illiquidity (liquidity being the ability to raise cash by selling the investment in a timely manner at an attractive price) based in large part upon the liquidity of the underlying bonds deposited in a special purpose trust. The leverage attributable to such inverse floating rate securities may be “called away” on relatively short notice and therefore may be less permanent than more traditional forms of leverage. In such circumstances, the Fund may be required to sell securities at inopportune times or prices. The Fund may be required to sell its inverse floating rate securities or its underlying municipal bonds at less than favorable prices, or liquidate other Fund portfolio holdings in certain circumstances, including, but not limited to, the following:

—	If the Fund has a need for cash and the bonds in a special purpose trust are not actively trading due to adverse market conditions;

—	If special purpose trust sponsors (as a collective group or individually) experience financial hardship and consequently seek to terminate their respective outstanding trusts; and

—

If the value of an underlying bond declines significantly (to a level below the notional value of the floating rate securities issued by the trust) and if additional collateral has not been posted by the Fund.

Leverage Risk.    Leverage risk is the risk associated with borrowings, the issuance of preferred shares or the use of inverse floating rate securities to leverage the common shares. There can be no assurance that the Fund’s leveraging strategy will be successful. Through the use of financial leverage, the Fund seeks to enhance potential common share earnings over time by borrowing at short-term municipal rates and investing at long-term municipal rates which are typically, though not always, higher. Because the long-term municipal securities in which the Fund invests generally pay fixed rates of interest while the Fund’s cost of leverage generally fluctuates with short-term yields, the incremental earnings from leverage will vary over time. The benefit from leverage will be reduced (increased) to the extent that the difference narrows (widens) between the net earnings on the Fund’s portfolio securities and its cost of leverage. If short-term rates rise, the Fund’s cost of leverage could exceed the rate of return on longer-term bonds held by the Fund that were acquired during periods of lower interest rates, reducing the ability of the Fund to pay dividends on the New VRDP Shares. The Fund’s cost of leverage includes both the interest rate paid on its borrowings as well as any ongoing fees and expenses associated with those borrowings.

The Fund is required to maintain certain regulatory and rating agency asset coverage requirements in connection with its outstanding preferred shares, in order to be able to maintain the ability to declare and pay common share distributions and to maintain the rating of its preferred shares. In order to maintain required asset coverage levels, a Fund may be required to alter the composition of its investment portfolio or take other actions, such as redeeming preferred shares with the proceeds from portfolio transactions, at what might be an inopportune time in the market.

The Fund may invest in the securities of other investment companies, which may themselves be leveraged and therefore present similar risks to those described above.

The amount of fees paid to the Investment Adviser for investment advisory services will be higher when the Fund uses financial leverage because the advisory fees are calculated based on the Fund’s Managed Assets.

Tax Risk.    The Fund is relying on an opinion of counsel that the VRDP Shares will qualify as equity in the Fund for U.S. federal income tax purposes. Because there is no direct legal authority on the classification of instruments similar to the VRDP Shares, investors should be aware that the Internal Revenue Service and other governmental taxing authorities could assert a contrary position. See “Material Income Tax Considerations.”

To qualify for the favorable U.S. federal income tax treatment generally accorded to regulated investment companies, among other things, the Fund must derive in each taxable year at least 90% of its gross income from certain prescribed sources. If for any taxable year the Fund does not qualify as a regulated investment company, all of its taxable income (including its net capital gain) would be subject to federal income tax at regular corporate rates without any deduction for distributions to shareholders, and all distributions from the Fund (including underlying distributions attributable to tax exempt interest income) would be taxable to shareholders as ordinary dividends to the extent of the Fund’s current and accumulated earnings and profits.

The value of the Fund’s investments and its net asset value may be adversely affected by changes in tax rates and policies. Because interest income from municipal securities held by the Fund is normally not subject to regular federal income tax, the attractiveness of municipal securities in relation to other investment alternatives is affected by changes in federal income tax rates or changes in the tax-exempt status of interest income from municipal securities. Any proposed or actual changes in such rates or exempt status, therefore, can significantly affect the demand for and supply, liquidity and marketability of municipal securities. This could in turn affect the Fund’s net asset value and ability to acquire and dispose of municipal securities at desirable yield and price levels. Additionally, the Fund is not a suitable investment for individual retirement accounts, for other tax-exempt or tax-deferred accounts or for investors who are not sensitive to the federal income tax consequences of their investments.

The Fund’s policy of generally investing in bonds that are exempt from the AMT may prevent the Fund from investing in certain kinds of bonds and thereby limit the Fund’s ability to optimally diversify its portfolio.

On September 12, 2011, President Obama submitted to Congress the American Jobs Act of 2011. If enacted in its proposed form, this Act generally would limit the exclusion from gross income of tax-exempt interest (which includes exempt-interest dividends received from the Fund) for individuals whose adjusted gross income for federal income tax purposes exceeds certain thresholds for taxable years beginning on or after January 1, 2013 in order to provide a tax benefit not greater than 28% of such interest. Such proposal could affect the value of the municipal bonds owned by the Fund. The likelihood of the Act being enacted in the form introduced or in some other form cannot be predicted. Shareholders should consult their own tax advisers regarding the potential consequences of this Act on their investment in the Fund.

Taxability Risk.    The Fund will invest in municipal securities in reliance at the time of purchase on an opinion of bond counsel to the issuer that the interest paid on those securities will be excludable from gross income for regular federal income tax purposes, and the Investment Adviser will not independently verify that opinion. Subsequent to the Fund’s acquisition of such a municipal security, however, the security may be determined to pay, or to have paid, taxable income. As a result, the treatment of dividends previously paid or to be paid by the Fund as “exempt-interest dividends” could be adversely affected, subjecting the Fund’s shareholders to increased federal income tax liabilities. In certain circumstances, the Fund will make payments to holders of preferred shares to offset the tax effects of a taxable distribution.

Under highly unusual circumstances, the Internal Revenue Service (the “IRS”) may determine that a municipal bond issued as tax-exempt should in fact be taxable. If the Fund held such a bond, it might have to distribute taxable ordinary income dividends or reclassify as taxable amounts previously distributed as exempt-interest dividends. In addition, future legislation may change the tax treatment of municipal bond interest.

For federal income tax purposes, distributions of ordinary taxable income (including any net short-term capital gain) will be taxable to shareholders as ordinary income (and are not expected to be eligible for favorable taxation as “qualified dividend income”), and capital gain dividends will be taxed at long-term capital gain rates.

Borrowing Risk.    The Fund may borrow money for repurchase of its shares or for temporary or emergency purposes, such as for the payment of dividends or the settlement of portfolio transactions. Borrowing may affect the Fund’s net income. When the Fund borrows money, it must pay interest and other fees, which will reduce the Fund’s returns if such costs exceed the returns on the portfolio securities purchased or retained with such borrowings. Any such borrowings are intended to be temporary. However, under certain market conditions, including periods of low demand or decreased liquidity in the municipal bond market, such borrowings might be outstanding for longer periods of time.

Inflation Risk.    Inflation risk is the risk that the value of assets or income from investment will be worth less in the future as inflation decreases the value of money. As inflation increases, the real value of the dividends paid to preferred shareholders may decline.

Special Risks Related to Certain Municipal Obligations.    The Fund may invest in municipal leases and certificates of participation in such leases. Municipal leases and certificates of participation involve special risks not normally associated with general obligations or revenue bonds. Leases and installment purchase or conditional sale contracts (which normally provide for title to the leased asset to pass eventually to the governmental issuer) have evolved as a means for governmental issuers to acquire property and equipment without meeting the constitutional and statutory requirements for the issuance of debt. The debt issuance limitations are deemed to be inapplicable because of the inclusion in many leases or contracts of “non-appropriation” clauses that relieve the governmental issuer of any obligation to make future payments under the lease or contract unless money is appropriated for such purpose by the appropriate legislative body on a yearly or other periodic basis. In addition, such leases or contracts may be subject to the temporary abatement of payments in the event the governmental issuer is prevented from maintaining occupancy of the leased premises or utilizing the leased equipment. Although the obligations may be secured by the leased equipment or facilities, the disposition of the property in the event of non-appropriation or foreclosure might prove difficult, time consuming and costly, and may result in a delay in recovering or the failure to fully recover the Fund’s original investment. In the event of non-appropriation, the issuer would be in default and taking ownership of the assets may be a remedy available to the Fund, although the Fund does not anticipate that such a remedy would normally be pursued. To the extent that the Fund invests in unrated municipal leases or participates in such leases, the credit quality rating and risk of cancellation of such unrated leases will be monitored on an ongoing basis. Certificates of participation, which represent interests in unmanaged pools of municipal leases or installment contracts, involve the same risks as the underlying municipal leases. In addition, the Fund may be dependent upon the municipal authority issuing the certificates of participation to exercise remedies with respect to the underlying securities. Certificates of participation also entail a risk of default or bankruptcy, both of the issuer of the municipal lease and also the municipal agency issuing the certificate of participation.

Derivatives Risk.    The Fund’s use of derivatives involves risks different from, and possibly greater than, the risks associated with investing directly in the investments underlying the derivatives. Whether the Fund’s use of derivatives is successful will depend on, among other things, if the Investment Adviser correctly forecasts market values, interest rates and other applicable factors. If the Investment Adviser incorrectly forecasts these and other factors, the investment performance of the Fund will be unfavorably affected. In addition, the derivatives market is largely unregulated. It is possible that developments in the derivatives market could adversely affect the Fund’s ability to successfully use derivative instruments.

The Fund may enter into debt-related derivatives instruments including credit default swap contracts and interest rate swaps. Like most derivative instruments, the use of swaps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. In addition, the use of swaps requires an understanding by the Investment Adviser of not only of the referenced asset, rate or index, but also of the swap itself. Because they are two-party contracts and because they may have terms of greater than seven days, swap agreements may be considered to be illiquid. Moreover, the Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. It is possible that developments in the swaps market, including potential government regulation, could adversely affect the Fund’s ability to terminate existing swap agreements or to realize amounts to be received under such agreements.

Hedging Risk.    The Fund’s use of derivatives or other transactions to reduce risk involves costs and will be subject to the Investment Adviser’s ability to predict correctly changes in the relationships of such hedge instruments to the Fund’s portfolio holdings or other factors. No assurance can be given that the Investment Adviser’s judgment in this respect will be correct. In addition, no assurance can be given that the Fund will enter into hedging or other transactions at times or under circumstances in which it may be advisable to do so.

Other Investment Companies Risk.    The Fund may invest in the securities of other investment companies. Such securities may be leveraged. As a result, the Fund may be indirectly exposed to leverage through an investment in such securities. Utilization of leverage is a speculative investment technique and involves certain risks. An investment in securities of other investment companies that are leveraged may expose the Fund to higher volatility in the market value of such securities and the possibility that the Fund’s long-term returns on such securities will be diminished.

Deflation Risk.    Deflation risk is the risk that prices throughout the economy decline over time, which may have an adverse effect on the market valuation of companies, their assets and revenues. In addition, deflation may have an adverse effect on the creditworthiness of issuers and may make issuer default more likely, which may result in a decline in the value of the Fund’s portfolio.

Counterparty Risk.    Changes in the credit quality of the companies that serve as the Fund’s counterparties with respect to derivatives, insured municipal securities or other transactions supported by another party’s credit will affect the value of those instruments. Certain entities that have served as counterparties in the markets for these transactions have recently incurred significant financial hardships including bankruptcy and losses as a result of exposure to sub-prime mortgages and other lower quality credit investments that have experienced recent defaults or otherwise suffered extreme credit deterioration. As a result, such hardships have reduced these entities’ capital and called into question their continued ability to perform their obligations under such transactions. By using such derivatives or other transactions, the Fund assumes the risk that its counterparties could experience similar financial hardships. In the event of insolvency of a counterparty, the Fund may sustain losses or be unable to liquidate a derivatives position.

Illiquid Securities Risk.    The Fund may invest in municipal securities and other instruments that, at the time of investment, are illiquid. Illiquid securities are securities that are not readily marketable and may include restricted securities, which are securities that may not be resold unless they have been registered under the Securities Act of 1933, as amended, or can be sold in a private transaction pursuant to an exemption from registration. Illiquid securities involve the risk that the securities will not be able to be sold at the time desired by the Fund or at prices approximating the value at which the Fund is carrying the securities on its books.

Market Disruption Risk.    Certain events have a disruptive effect on the securities markets, such as terrorist attacks (including the terrorist attacks in the United States on September 11, 2001), war and other geopolitical events. The Fund cannot predict the effects of similar events in the future on the U.S. economy.

Income Risk.    The Fund’s income is based primarily on the interest it earns from its investments, which can vary widely over the short-term and long-term. If interest rates drop, the Fund’s income available over time to make dividend payments could drop as well if the Fund purchases securities with lower interest coupons.

Call Risk or Prepayment Risk.    During periods of declining interest rates or for other purposes, issuers may exercise their option to prepay principal earlier than scheduled, forcing the Fund to reinvest in lower-yielding securities. This is known as call or prepayment risk.

Reinvestment Risk.    Reinvestment risk is the risk that income from the Fund’s portfolio will decline if and when the Fund invests the proceeds from matured, traded or called bonds at market interest rates that are below the Fund’s portfolio’s current earnings rate.

Reliance on Investment Adviser.    The Fund is dependent upon services and resources provided by its investment adviser, and therefore the Investment Adviser’s parent, Nuveen Investments. Nuveen Investments, through its own business or the financial support of its affiliates, may not be able to generate sufficient cash flow from operations or ensure that future borrowings will be available in an amount sufficient to enable it to pay its indebtedness or to fund its other liquidity needs.

Certain Affiliations.    Certain broker-dealers may be considered to be affiliated persons of the Fund, the Investment Adviser and/or Nuveen Investments. Absent an exemption from the Securities and Exchange Commission or other regulatory relief, the Fund generally is precluded from effecting certain principal transactions with affiliated brokers, and its ability to purchase securities being underwritten by an affiliated broker or a syndicate including an affiliated broker, or to utilize affiliated brokers for agency transactions, is subject to restrictions. This could limit the Fund’s ability to engage in securities transactions and take advantage of market opportunities.

Certain Affiliations of the Liquidity Provider and Remarketing Agent for New VRDP Series 1.    The Liquidity Provider and Remarketing Agent for new VRDP Series 1 will be affiliates of each other (as is currently the case for those entities). In addition, the Remarketing Agent for new VRDP Series 2 is also the Remarketing Agent for new VRDP Series 1. Because the Liquidity Provider and its affiliated Remarketing Agent serve multiple roles, such affiliated entities may be subject to potential conflicts of interest in connection with their various legal duties and contractual obligations relating to the New VRDP Shares of each applicable series. These affiliations could, among other things, affect the Remarketing Agent’s determination of the Applicable Rate and the Fund’s ability to change Remarketing Agents should the Fund seek to do so during the tenure of the affiliated Liquidity Provider.

Anti-Takeover Provisions.    The Fund’s organizational documents include provisions that could limit the ability of other entities or persons to acquire control of the Fund or convert the Fund to open-end status.

MATERIAL INCOME TAX CONSIDERATIONS

Any discussion of U.S. federal, state and local tax considerations in this Information Memorandum was written in connection with the promotion and marketing by the Fund of the New VRDP Shares. Such discussion was not intended or written to be legal or tax advice to any person and was not intended or written to be used, and cannot be used, by any person for the purpose of avoiding any U.S. federal and state tax penalties. Each investor should seek advice based on its particular circumstances from an independent tax advisor.

The discussion below is the opinion of Sidley Austin LLP (“Special Tax Counsel”) on the anticipated U.S. federal income tax consequences to United States persons (as defined by section 7701(a)(30) of the Internal Revenue Code of 1986, as amended (the “Code”)) of acquiring, holding and disposing of the New VRDP Shares. Vedder Price P.C. will provide an opinion on the anticipated U.S. federal income tax consequences of certain aspects of the Reorganizations, including an opinion substantially to the effect that the Fund will not recognize gain or loss upon the receipt of substantially all the assets of the Acquired Funds in exchange for shares of the Fund (including New VRDP Shares) and the assumption of substantially all the liabilities of the Acquired Funds and a holder of the Acquired Fund VRDP Shares will not recognize gain or loss upon the exchange of such shares solely for New VRDP Shares. Such opinion will be based, in part, on Special Tax Counsel’s opinion that the New VRDP Shares will constitute equity of the Fund for federal income tax purposes.

Because the discussion below is general in nature and does not address all of the tax consequences related to the New VRDP Shares and because the tax laws governing the New VRDP Shares and their acquisition are complex, you should consult your tax advisor about the tax consequences of acquiring and holding the New VRDP Shares under your particular circumstances before voting on your respective Reorganization.

This discussion is based on the current provisions and interpretations of the Code and the accompanying Treasury regulations and on current judicial and administrative rulings. All of these authorities are subject to change and any change can apply retroactively.

Upon issuance of the New VRDP Shares in connection with the Reorganizations, and subject to certain assumptions and conditions, and based upon certain representations made by the Fund, including representations regarding the terms of the exchange, the nature of the Fund’s assets and the conduct of the Fund’s business, Special Tax Counsel will deliver its opinion concluding that for federal income tax purposes (1) the Fund will qualify as a regulated investment company under the Code, (2) the New VRDP Shares will qualify as equity in the Fund, and (3) distributions made with respect to the New VRDP Shares will qualify as exempt-interest dividends to the extent reported by the Fund and not otherwise limited under Section 852(b)(5)(A) of the Code (under which the total amount of dividends that may be reported as exempt-interest dividends is limited, based on the total amount of exempt interest generated by the Fund).

Investors should be aware that Special Tax Counsel’s opinions are not binding on the Internal Revenue Service or any court. See the discussions below under the captions “Treatment of New VRDP Shares as Equity” and “Demand Feature as Part of Stock.” In addition, the Fund’s qualification and taxation as a regulated investment company depends upon the Fund’s ability to meet on a continuing basis, through actual annual operating results, certain requirements in the federal tax laws. Special Tax Counsel will not review the Fund’s compliance with those requirements. Accordingly, no assurance can be given that the actual results of the Fund’s operations for any particular taxable year will satisfy such requirements.

Qualification and Taxation of the Fund.    The Fund intends to continue to qualify as a regulated investment company under Subchapter M of the Code, and intends to distribute substantially all of its net income and gains to its shareholders. Therefore, it is not expected that the Fund will be subject to any federal income tax to the extent its earnings are so distributed. To qualify under Subchapter M for tax treatment as a regulated investment company, the Fund must, among other requirements: (a) distribute to its shareholders at least 90% of the sum of (i) its investment company taxable income (as that term is defined in the Code) determined without regard to the deduction for dividends paid and (ii) its net tax-exempt income (the excess of its gross tax-exempt interest income over certain disallowed deductions) and (b) diversify its holdings so that, at the end of each fiscal quarter of the Fund (i) at least 50% of the market value of the Fund’s total assets is represented by cash, cash items, U.S. government securities, securities of other regulated investment companies, and other securities, with these other securities limited, with respect to any one issuer, to an amount not greater in value than 5% of the Fund’s total assets, and to not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the market value of the Fund’s total assets is invested in the securities of any one issuer (other than U.S. government securities or securities of other regulated investment companies), two or more issuers (other than securities of other regulated investment companies) controlled by the Fund and engaged in the same, similar or related trades or businesses or one or more qualified publicly traded partnerships. In meeting these requirements of Subchapter M of the Code, the Fund may be restricted in the utilization of certain of the investment techniques described under “The Fund’s Investments.” If in any year the Fund should fail to qualify under Subchapter M for tax treatment as a regulated investment company and not cure such failure, the Fund would incur a regular federal corporate income tax on its taxable income for that year, and distributions to its shareholders would be taxable to such holders as ordinary income to the extent of the earnings and profits of the Fund.

A regulated investment company that fails to distribute, by the close of each calendar year, an amount equal to the sum of 98% of its ordinary taxable income for such year and 98.2% of its capital gain net income for the one year period ending October 31 in such year, plus any shortfalls from the prior year’s required distribution, is liable for a 4% excise tax on the excess of the required distribution for such calendar year over the distributed amount for such calendar year. To avoid the imposition of this excise tax, the Fund generally intends to make the required distributions of its ordinary taxable income, if any, and its capital gain net income, to the extent possible, by the close of each calendar year.

Treatment of New VRDP Shares as Equity.    In order for any distributions to owners of the Fund’s New VRDP Shares to be eligible to be treated as exempt-interest dividends, the New VRDP Shares must be classified as equity for federal income tax purposes. The Investment Adviser believes and, as discussed above, Special Tax Counsel will deliver its opinion concluding that, the New VRDP Shares will qualify as equity in the Fund for federal income tax purposes. By acquiring New VRDP Shares, an investor agrees to treat the New VRDP Shares as equity for federal income tax purposes.

Distributions on New VRDP Shares.    A New VRDP shareholder will be required to report the dividends declared by the Fund for each day on which such New VRDP shareholder is the shareholder of record. Distributions, if any, in excess of the Fund’s earnings and profits will first reduce the adjusted tax basis of a shareholder’s shares and, after that basis has been reduced to zero, will constitute capital gain to the shareholder (assuming the shares are held as a capital asset). As long as the Fund qualifies as a regulated investment company under the Code, no part of its distributions to shareholders are expected to qualify for the dividends received deduction available to corporate shareholders or qualified dividend income treatment for non-corporate shareholders.

Tax Character of Distributions

In General. The tax character of the Fund’s distributions in the hands of the Fund’s shareholders will be primarily determined by the tax character of the Fund’s underlying income. Although the Fund expects that most of its income will be tax-exempt, some of the Fund’s income may be taxable as capital gains or ordinary income. In addition, although the Fund expects that under normal circumstances it will not invest in municipal bonds the interest on which is subject to the federal alternative minimum tax applicable to individuals, at times a portion of the Fund’s tax-exempt income may be subject to the federal alternative minimum tax. The Internal Revenue Service requires a regulated investment company that has two or more classes of shares outstanding to designate to each such class proportionate amounts of each type of its income for each tax year based upon the percentage of total dividends distributed to each class for such year. The Fund intends each year to allocate, to the fullest extent practicable, net tax-exempt interest, net capital gain and ordinary income, if any, between its Common Shares and preferred shares in proportion to the total dividends paid to each class with respect to such year. To the extent permitted under applicable law, the Fund reserves the right to make special allocations of income within a class, consistent with the objectives of the Fund.

Exempt-Interest Dividends. The Fund intends to qualify to pay exempt-interest dividends, as defined in the Code, on its Common Shares and preferred shares by satisfying the requirement that at the close of each quarter of its taxable year, at least 50% of the value of its total assets consists of tax-exempt municipal bonds. Exempt-interest dividends are dividends paid by the Fund that are attributable to interest on municipal bonds and are so reported by the Fund in written statements to its shareholders. The Fund intends to invest primarily in municipal bonds the income of which is otherwise exempt from regular federal income tax and the federal alternative minimum tax applicable to individuals. Thus, substantially all of the Fund’s dividends to the Common Shareholders and preferred shareholders is expected to qualify as exempt-interest dividends. Exempt-interest dividends will be exempt from federal income tax, subject to the possible application of the federal alternative minimum tax.

Exempt-Interest Dividends Subject to the Federal Alternative Minimum Tax. Federal tax law imposes a federal alternative minimum tax with respect to corporations, individuals, trusts and estates. Interest on certain municipal securities, such as bonds issued to make loans for housing purposes or to private entities (but not to certain tax-exempt organizations such as universities and non-profit hospitals) is included as an item of tax preference in determining the amount of a taxpayer’s alternative minimum taxable income. Although the Fund intends to invest primarily in municipal bonds the income of which is exempt from the federal alternative minimum tax applicable to individuals, to the extent that the Fund receives income from municipal securities subject to the federal alternative minimum tax, a portion of the dividends paid by it, although otherwise exempt from federal income tax, will be taxable to its shareholders to the extent that their tax liability is determined under the federal alternative minimum tax. The Fund will annually supply a report indicating the percentage of the Fund’s income attributable to municipal securities subject to the federal alternative minimum tax. In addition, for certain corporations, alternative minimum taxable income is increased by 75% of the difference between an alternative measure of income (“adjusted current earnings”) and the amount otherwise determined to be the alternative minimum taxable income. Interest on all municipal securities, and therefore all distributions by the Fund that would otherwise be tax-exempt, is included in calculating a corporation’s adjusted current earnings. Certain small corporations are not subject to the federal alternative minimum tax.

Dividends Attributable to Ordinary Income and Capital Gains. Distributions to shareholders by the Fund of net income received, if any, from taxable temporary investments and net short-term capital gains, if any, realized by the Fund will be taxable to its shareholders as ordinary income. In addition, gains of the Fund that are attributable to market discount on municipal securities will be treated as ordinary income. Distributions by the Fund of net capital gain (that is, the excess of net long-term capital gain over net short-term capital loss), if any, are taxable as long-term capital gain regardless of the length of time the shareholder has owned shares of the Fund. The amount of capital gains and ordinary income allocable to the Fund’s New VRDP Shares will depend upon the amount of such income realized by the Fund, but is not generally expected to be significant. Except for dividends paid on New VRDP Shares that include an allocable portion of any net capital gain or ordinary income, the Fund anticipates that all other dividends paid on New VRDP Shares will constitute exempt-interest dividends for federal income tax purposes.

The Fund may notify the Remarketing Agent of the amount of any net capital gain or ordinary income taxable for regular federal income tax purposes to be included in any dividend on New VRDP Shares prior to the Rate Determination Date establishing the Applicable Rate for such dividend. If the Fund allocates any net capital gain or ordinary income for regular federal income tax purposes to New VRDP Shares without having given such advance notice, the Fund will make certain payments to owners of New VRDP Shares to which such allocation was made to offset the federal income tax effect thereof.

Sales, Exchanges and Other Dispositions of New VRDP Shares.    On the sale or other disposition of New VRDP Shares (other than redemptions, the rules for which are described below under the caption “Redemptions of New VRDP Shares”), the amount paid for the seller’s right to any dividends that are accumulated but unpaid at the time of such sale or other disposition will be treated as dividends and subject to the rules described above under the caption “Tax Character of Distributions.” The balance of the amount paid, will generally be treated as (1) capital gain to the extent it exceeds the seller’s basis in the New VRDP Shares, and (2) capital loss to the extent it is less than the seller’s basis in the New VRDP Shares. Present law taxes both long-term and short-term capital gains of corporations at the rates applicable to ordinary income. Short-term capital gains and ordinary income will be taxable to non-corporate taxpayers at a maximum rate of 35% while long-term capital gains will generally be taxable to non-corporate taxpayers at a maximum rate of 15%. These rates are scheduled to sunset, for taxable years beginning after December 31, 2012, and in the absence of legislative action, short-term capital gains and ordinary income will be taxable to non-corporate taxpayers at a maximum rate of 39.6% while long-term capital gains will generally be taxable to non-corporate taxpayers at a maximum rate of 20%. In addition, for taxable years beginning after December 31, 2012, an additional 3.8% Medicare tax will be imposed on certain net investment income (including dividends (other than exempt-interest dividends) received from the Fund and net gains from redemptions or other taxable dispositions of Fund shares) of U.S. individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds a threshold amount.

Losses realized by a shareholder on the sale or exchange of New VRDP Shares held for six months or less are disallowed to the extent of any distribution of exempt-interest dividends received (or deemed received on a sale) with respect to such shares, unless the Fund declares exempt-interest dividends on a daily basis in an amount equal to at least 90% of its net tax-exempt interest and distributes such dividends on a monthly or more frequent basis. If not disallowed, such losses are treated as long-term capital losses to the extent of any distribution of long-term capital gain received with respect to such shares. For purposes of determining whether New VRDP Shares have been held for six months or less, the holding period will be suspended by reason of the VRDP Purchase Agreement, thus causing the rules described in the preceding sentences to apply unless with respect to the loss disallowance rule, the Fund satisfies the exception described above.

Any loss realized on a sale or exchange of New VRDP Shares will be disallowed to the extent those shares are replaced by substantially identical stock or securities, within a period of 61 days beginning 30 days before and ending 30 days after the date of disposition of the original shares. In that event, the basis of the replacement shares will be adjusted to reflect the disallowed loss.

Redemptions of New VRDP Shares.    Gain or loss, if any, resulting from a redemption of the New VRDP Shares (determined by treating any part of the redemption price that represents accrued but unpaid dividends as dividends on the New VRDP Shares rather than as part of the amount paid in exchange for the New VRDP Shares) will be taxed as gain or loss from the sale or exchange of the VRDP Shares under Section 302 of the Code rather than as a dividend, but only if the redemption distribution (a) is deemed not to be essentially equivalent to a dividend, (b) is in complete redemption of an owner’s interest in the Fund, (c) is substantially disproportionate with respect to the owner, or (d) with respect to non-corporate owners, is in partial liquidation of the Fund. For purposes of (a), (b) and (c) above, a shareholder’s ownership of the Common Shares and preferred shares will be taken into account.

Consequences of Insufficient Distributions.    If at any time when the Fund’s New VRDP Shares are outstanding the Fund fails to meet the VRDP Basic Maintenance Amount or the Minimum VRDP Asset Coverage, the Fund will be required to suspend distributions to holders of its Common Shares until such maintenance amount or asset coverage, as the case may be, is restored. This may prevent the Fund from distributing at least 90% of its investment company taxable income (as that term is defined in the Code) determined without regard to the deduction for dividends paid and net tax-exempt income and may therefore jeopardize the Fund’s qualification for taxation as a regulated investment company or cause the Fund to incur an income tax liability or the non-deductible 4% excise tax on the undistributed taxable income (including gain), or both. Upon failure to meet the VRDP Basic Maintenance Amount or the Minimum VRDP Asset Coverage, the Fund will be required to redeem New VRDP Shares in order to maintain or restore such maintenance amount or asset coverage and avoid the adverse consequences to the Fund and its shareholders of failing to qualify as a regulated investment company. There can be no assurance, however, that any such redemption would achieve such objectives.

Demand Feature as Part of Stock.    The treatment of the demand feature under the VRDP Purchase Agreement as part of the New VRDP Shares is not binding on the Internal Revenue Service or any court. If a New VRDP Share and the demand feature under the VRDP Purchase Agreement are treated as separate property rights (for example, as a share of stock and an option), then the tax consequences to investors, including the timing and character of income, gain and loss, will be different from those described in this Information Memorandum, and the tax consequences of the Reorganizations to holders of Acquired Fund VRDP Shares will be different from those described in the Joint Proxy Statement and this Information Memorandum. You should consult your tax advisor about the tax consequences to you if New VRDP Shares and the demand feature under the VRDP Purchase Agreement are treated as separate property rights.

The foregoing is a general summary of the provisions of the Code and regulations thereunder presently in effect as they directly govern the federal income taxation of the Fund and its New VRDP shareholders. These provisions are subject to change by legislative, judicial or administrative action, and any such change may be retroactive. Moreover, the foregoing does not address many of the factors that may be determinative of whether an investor will be liable for the federal alternative minimum tax. Shareholders are advised to consult their own tax advisors for more detailed information concerning the regular federal income tax and federal alternative minimum income tax consequences of purchasing, holding and disposing of New VRDP Shares.]

HOW THE FUND MANAGES PORTFOLIO RISK

Investment Limitations

The Fund has adopted certain investment limitations designed to limit investment risk and maintain portfolio diversification. These limitations are fundamental and may not be changed without the approval of the holders of a “majority of the outstanding” common shares and preferred shares voting together as a single class, and the approval of the holders of a “majority of the outstanding” preferred shares voting as a separate class. When used with respect to particular shares of the Fund, a “majority of the outstanding” shares means (i) 67% or more of the shares present at a meeting, if the holders of more than 50% of the shares are present or represented by proxy, or (ii) more than 50% of the shares, whichever is less. Among other restrictions, the Fund may not invest more than 25% of total Fund assets in securities of issuers in any one industry, except that this limitation does not apply to municipal bonds backed by the assets and revenues of governments or political subdivisions of governments. The Fund may become subject to guidelines which are more limiting than the investment restrictions set forth above in order to obtain and maintain ratings from Moody’s, Fitch or S&P on the New VRDP Shares. See “The Fund’s Investments—Investment Restrictions” for a complete list of the fundamental and non-fundamental investment policies of the Fund.

Hedging Strategies

The Fund may use various investment strategies designed to limit the risk of bond price fluctuations and to preserve capital. These hedging strategies include using financial futures contracts, options on financial futures or options based on either an index of long-term municipal securities or on taxable debt securities whose prices, in the opinion of the Investment Adviser, correlate with the prices of the Fund’s investments. Successful implementation of most hedging strategies would generate taxable income. See “The Fund’s Investments—Derivatives and Hedging Strategies.”

DESCRIPTION OF OUTSTANDING SHARES

Common Shares

The Fund’s declaration of trust, as amended (the “Declaration of Trust”), authorizes an unlimited amount of Common Shares. If the Reorganizations are approved, the Fund will issue additional Common Shares to the common shareholders of each Acquired Fund based on the relative aggregate per share net asset value of the Fund and the net asset values of the assets of such Acquired Fund that are transferred in the Reorganization, in each case as of the close of business on the business day immediately preceding the closing date of the Reorganization.

The terms of the Fund Common Shares to be issued pursuant to the Reorganizations will be identical to the terms of the Fund Common Shares that are then outstanding. All the Fund Common Shares have equal rights with respect to the payment of dividends and the distribution of assets upon liquidation. The Fund Common Shares, when issued, will be fully paid and non-assessable and have no preemptive, conversion or exchange rights or rights to cumulative voting.

Whenever VRDP Shares are outstanding, the Fund may not declare dividends or distributions on Common Shares (other than in Common Shares of the Fund) or purchases its Common Shares unless all accumulated dividends on New VRDP Shares have been paid, and unless asset coverage (as defined in the 1940 Act) with respect to New VRDP Shares would be at least 200% at the time of such declaration or purchase after giving effect to the distributions or purchases price.

MTP Shares

General

The Fund currently has outstanding 8,300,000 MTP Shares, with a $10.00 liquidation preference per share, which will remain outstanding following the completion of the Reorganizations. Proceeds from the issuance of the MTP Shares, net of offering expenses, were used to redeem the Fund’s outstanding auction rate preferred shares.

Dividends

The holders of the MTP Shares are entitled to receive cumulative cash dividends and distributions on such shares when, as and if declared by, or under authority granted by, the Fund’s Board. Dividends on the MTP Shares will be payable monthly based on the fixed dividend rate set forth in the the Statement Establishing and Fixing the Rights and Preferences of the MTP Shares.

Redemption

The MTP Shares are subject to optional and mandatory redemption in certain circumstances. The Fund is obligated to redeem the MTP Shares on February 1, 2015, unless earlier redeemed or repurchased by the Fund, at a redemption price equal to the liquidation preference per share ($10.00) plus an amount equal to accumulated but unpaid dividends thereon. The MTP Shares also may be redeemed in whole or in part at the option of the Fund at a redemption price equal to the liquidation preference, plus an amount equal to all unpaid dividends and distributions accumulated to (but excluding) the optional redemption date (whether or not earned by the Fund, but excluding interest thereon). In the event the Fund fails to comply with its effective leverage ratio requirements and any such failure is not cured within the applicable cure period, the Fund may become obligated to redeem a number of MTP Shares or other preferred shares necessary to regain compliance with such requirements.

Voting and Consent Rights

Except as otherwise provided in the Declaration of Trust, the Statement Establishing and Fixing the Rights and Preferences of the MTP Shares, or as otherwise required by applicable law, (i) each holder of MTP Shares is entitled to one vote for each MTP Share held on each matter submitted to a vote of shareholders of the Fund, and (ii) the holders of the MTP Shares, along with holders of other outstanding preferred shares of the Fund, vote with holders of common shares of the Fund as a single class; provided, however, that holders of preferred shares, including MTP Shares, are entitled as a class to elect two trustees of the Fund at all times. The holders of outstanding common shares and preferred shares, including MTP Shares, voting as a single class, elect the balance of the trustees of the Fund.

The holders of the MTP Shares, as a separate class, have voting and consent rights with respect to actions that would adversely affect any preference, right or power of the MTP Shares or the holders of the MTP Shares. The holders of the MTP Shares also are entitled to vote as a class with holders of other preferred shares of the Fund on matters that relate to the conversion of the Fund to an open-end investment company, certain plans of reorganization adversely affecting holders of the preferred shares or any other action requiring a vote of security holders of the Fund under Section 13(a) of the 1940 Act. In certain circumstances, holders of preferred shares, including the MTP Shares, are entitled to elect additional trustees in the event at least two full years’ dividends are due and unpaid and sufficient cash or specified securities have not been deposited for their payment, or at any time holders of preferred shares are entitled under the 1940 Act to elect a majority of the trustees of the Fund.

Priority of Payment

The MTP Shares are senior securities in priority to the Fund’s Common Shares as to the payment of dividends and as to the distribution of assets upon dissolution, liquidation or winding up of the affairs of the Fund. The MTP Shares have equal priority as to payments of dividends and as to the distribution of assets upon dissolution, liquidation or winding up of the affairs of the Fund with other preferred shares of the Fund, including outstanding VMTP Shares and the VRDP Shares to be issued in connection with the Reorganizations.

VMTP Shares

General

The Fund currently has outstanding 676 VMTP Shares, par value $0.01 per share, with a total liquidation value of $67,600,000, which will remain outstanding following the completion of the Reorganizations. The VMTP Shares were offered and sold by the Fund to qualified institutional buyers pursuant to Rule 144A under the Securities Act of 1933, with all proceeds, net of offering expenses, used to redeem the Fund’s outstanding auction rate preferred securities.

Dividends

Holders of VMTP Shares are entitled to receive cash dividends when, as and if declared by the Fund’s Board. The amount of dividends per VMTP Share payable on any dividend payment date will equal the sum of dividends accumulated but not yet paid for each rate period during the relevant monthly dividend period. The dividend rate applicable to any rate period (which typically consists of seven days) is an index rate based on the SIFMA Municipal Swap Index plus an applicable spread. The applicable spread is subject to adjustment in certain circumstances, including a change in the credit rating assigned to the VMTP Shares.

Redemption

VMTP Shares are subject to optional and mandatory redemption in certain circumstances. The Fund is obligated to redeem the VMTP Shares on August 1, 2014, unless earlier redeemed or repurchased by the Fund, at a redemption price per share equal to the liquidation value per share ($100,000) plus any accumulated but unpaid dividends. VMTP Shares also may be redeemed in whole or in part at the option of the Fund at a redemption price per share equal to the liquidation value per share plus any accumulated but unpaid dividends. In the event the Fund fails to comply with asset coverage and/or effective leverage ratio requirements and any such failure is not cured within the applicable cure period, the Fund may become obligated to redeem such number of preferred shares as are necessary to achieve compliance with such requirements.

Voting and Consent Rights

Except as otherwise provided in the Declaration of Trust, the Statement Establishing and Fixing the Rights and Preferences of the VMTP Shares, or as otherwise required by applicable law, (i) each holder of VMTP Shares is entitled to one vote for each VMTP Share held on each matter submitted to a vote of shareholders of the Fund, and (ii) the holders of VMTP Shares, along with holders of other outstanding preferred shares of the Fund vote with holders of common shares of the Fund as a single class; provided, however, that holders of preferred shares, including VMTP Shares, are entitled as a class to elect two trustees of the Fund at all times. The holders of outstanding common shares and preferred shares, including VMTP Shares, voting as a single class, elect the balance of the trustees of the Fund.

Holders of VMTP Shares, as a separate class, have voting and consent rights with respect to actions that would adversely affect any preference, right or power of the VMTP Shares or holders of VMTP Shares. In addition, holders of VMTP Shares have certain consent rights under the purchase agreement for the VMTP Shares with respect to certain actions that would affect their investment in the Fund. Holders of VMTP Shares also are entitled to vote as a class with holders of other preferred shares of the Fund on matters that relate to the conversion of the Fund to an open-end investment company, certain plans of reorganization adversely affecting holders of the preferred shares or any other action requiring a vote of security holders of the Fund under Section 13(a) of the 1940 Act. In certain circumstances, holders of preferred shares, including VMTP Shares, are entitled to elect additional trustees in the event at least two full years’ dividends are due and unpaid and sufficient cash or specified securities have not been deposited for their payment, or at any time holders of preferred shares are entitled under the 1940 Act to elect a majority of the trustees of the Fund.

Priority of Payment

The VMTP Shares are senior in priority to the Fund’s Common Shares as to the payment of dividends and as to the distribution of assets upon dissolution, liquidation or winding up of the affairs of the Fund. The VMTP Shares have equal priority as to the payment of dividends and as to distribution of assets upon dissolution, liquidation or winding up of the affairs of the Fund with other preferred shares of the Fund, including outstanding MTP Shares and the VRDP Shares to be issued in the Reorganizations.

NET ASSET VALUE

The Fund’s net asset value per Common Share is determined as of the close of the regular session trading (normally 4:00 p.m. Eastern time) on each day the NYSE is open for business. Net asset value is calculated by taking the market value of the Fund’s total assets, including interest or dividends accrued but not yet collected, less all liabilities, and dividing by the total number of Common Shares outstanding. The result, rounded to the nearest cent, is the net asset value per share. All valuations are subject to review by the Fund’s Board or its delegate.

In determining net asset value per Common Share, expenses are accrued and applied daily and securities and other assets for which market quotations are available are valued at market value. The prices of municipal bonds are provided by a pricing service approved by the Fund’s Board. When market price quotes are not readily available (which is usually the case for municipal securities), the pricing service, or, in the absence of a pricing service for a particular security, the Board of the Fund, or its designee, may establish fair market value using a wide variety of market data including yields or prices of municipal bonds of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from securities dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant by the pricing service or the Board’s designee.

CERTAIN PROVISIONS IN THE DECLARATION OF TRUST AND BY-LAWS

Under Massachusetts law, shareholders could, under certain circumstances, be held personally liable for the obligations of the Fund. However, the Fund’s Declaration of Trust contains an express disclaimer of shareholder liability for debts or obligations of the Fund and requires that notice of such limited liability be given in each agreement, obligation or instrument entered into or executed by the Fund or the trustees. The Fund’s Declaration of Trust further provides for indemnification out of the assets and property of the Fund for all loss and expense of any shareholder held personally liable for the obligations of the Fund. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Fund would be unable to meet its obligations. The Fund believes that the likelihood of such circumstances is remote.

The Fund’s Declaration of Trust includes provisions that could limit the ability of other entities or persons to acquire control of the Fund or to convert the Fund to open-end status. Specifically, the Fund’s Declaration of Trust requires a vote by holders of at least two-thirds of the outstanding common shares and preferred shares, voting as a single class, except as described below, to authorize (1) a conversion of the Fund from a closed-end to an open-end investment company, (2) a merger or consolidation of the Fund, or a series or class of the Fund, with any corporation, association, trust or other organization or a reorganization or recapitalization of the Fund, or a series or class of the Fund, (3) a sale, lease or transfer of all or substantially all of the Fund’s assets (other than in the regular course of the Fund’s investment activities), (4) in certain circumstances, a termination of the Fund, or a series or class of the Fund, or (5) a removal of trustees by shareholders, and then only for cause, unless, with respect to (1) through (4), such transaction has already been authorized by the affirmative vote of two-thirds of the total number of trustees fixed in accordance with the Fund’s Declaration of Trust or the Fund’s By-Laws, in which case the affirmative vote of the holders of at least a majority of the Fund’s outstanding common shares and preferred shares, voting as a single class, is required, provided, however, that, where only a particular class or series is affected (or, in the case of removing a trustee, when the trustee has been elected by only one class), only the required vote by the applicable class or series will be required. The voting provisions of the Declaration of Trust are not to be construed as requiring shareholder approval for any transaction, whether deemed a merger, consolidation, reorganization or otherwise, whereby the Fund issues shares in connection with the acquisition of assets (including those subject to liabilities) from any other investment company or similar entity. In the case of the conversion of the Fund to an open-end investment company, or in the case of any of the foregoing transactions constituting a plan of reorganization (as that term is used in the 1940 Act) which adversely affects the holders of preferred shares, the action in question will also require the affirmative vote of the holders of at least two-thirds of the Fund’s preferred shares outstanding at the time, voting as a separate class, or, if such action has been authorized by the affirmative vote of two-thirds of the total number of trustees fixed in accordance with the Fund’s Declaration of Trust or the Fund’s By-Laws, the affirmative vote of the holders of at least a majority of the Fund’s preferred shares outstanding at the time, voting as a separate class. None of the foregoing voting provisions may be amended or repealed except by the vote of at least two-thirds of the common shares and preferred shares, voting as a single class. The votes required to approve the conversion of the Fund from a closed-end to an open-end investment company or to approve transactions constituting a plan of reorganization which adversely affects the holders of preferred shares are higher than those required by the 1940 Act. The Fund’s Board believes that the provisions of the Fund’s Declaration of Trust relating to such higher votes are in the best interest of the Fund.

The Declaration of Trust provides that the obligations of the Fund are not binding upon the Fund’s trustees individually, but only upon the assets and property of the Fund, and that the trustees shall not be liable for errors of judgment or mistakes of fact or law. Nothing in the Fund’s Declaration of Trust, however, protects a trustee against any liability to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

In addition, the By-laws require the Board be divided into three classes with staggered terms. This provision of the By-laws could delay for up to two years the replacement of a majority of the Board. Holders of preferred shares, voting as a separate class, are entitled to elect two of the Fund’s trustees.

The provisions of the Fund’s Declaration of Trust and By-laws described above could have the effect of depriving the common shareholders of opportunities to sell their common shares at a premium over the then-current market price of the common shares by discouraging a third party from seeking to obtain control of the Fund in a tender offer or similar transaction. The overall effect of these provisions is to render more difficult the accomplishment of a merger or the assumption of control by a third party. They provide, however, the advantage of potentially requiring persons seeking control of the Fund to negotiate with its management regarding the price to be paid and facilitating the continuity of the Fund’s investment objectives and policies. The Fund’s Board has considered the foregoing anti-takeover provisions and concluded that they are in the best interests of the Fund.

The Fund’s Declaration of Trust provides that common shareholders shall have no right to acquire, purchase or subscribe for any shares or securities of the Fund, other than such right, if any, as the Fund’s Board in its discretion may determine.

Reference should be made to the Fund’s Declaration of Trust on file with the SEC for the full text of these provisions.

CUSTODIAN, TRANSFER AGENT, DIVIDEND DISBURSING AGENT,

REDEMPTION AGENT AND REMARKETING AGENT

The custodian of the assets of the Fund is State Street Bank and Trust Company (“State Street”), One Lincoln Street, Boston, Massachusetts 02111. The custodian performs custodial, fund accounting and portfolio accounting services. The Fund’s transfer, shareholder services and dividend disbursing agent and redemption and paying agent with respect to the common shares is also State Street, 250 Royall Street, Canton, Massachusetts 02021. State Street has subcontracted the transfer agency servicing of the Fund to Computershare, Inc.

It is anticipated that the Tender and Paying agent for each VRDP Series of the Fund will be The Bank of New York Mellon, Corporate Trust Division, Dealing and Trading Group, 101 Barclay Street, Floor 7W, New York, New York 10286. The Tender and Paying Agent will act as the Fund’s tender agent, transfer agent and registrar, dividend disbursing agent, paying agent and redemption price disbursing agent with respect to each series of New VRDP Shares.

The Fund anticipates that it will enter into a remarketing agreement with Citigroup Global Markets Inc., 390 Greenwich Street, New York, New York 10013 (“Citigroup”), such that Citigroup will continue to serve as the Remarketing Agent with respect to each of the new VRDP Series. For more information on the role of the Remarketing Agent, please see the Statements.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The financial statements of the Fund appearing in the Fund’s Annual Report for the year ended October 31, 2011 are incorporated by reference into this Information Memorandum. The financial statements have been audited by Ernst & Young LLP, an independent registered public accounting firm, as set forth in their report thereon and incorporated herein by reference. Such financial statements are incorporated by reference in reliance upon such report given on the authority of such firm as experts in accounting and auditing. Ernst & Young LLP provides auditing services to the Fund. The principal business address of Ernst & Young LLP is 155 North Wacker Drive, Chicago, Illinois 60606.

AVAILABLE INFORMATION

The Fund is subject to the informational requirements of the Exchange Act and the 1940 Act and is required to file reports, proxy statements and other information with the Securities and Exchange Commission. These documents can be accessed through the Commission’s Internet site at www.sec.gov or can be inspected and copied for a fee at the Securities and Exchange Commission’s public reference room, 100 F Street, N.E., Washington, D.C. 20549.

The Fund’s audited financial statements for the fiscal year ended October 31, 2011, together with the report of Ernst & Young LLP thereon, are incorporated in this Information Memorandum by reference to its 2011 Annual Report. Copies of the Annual Report may be obtained from www.sec.gov or by visiting www.nuveen.com. Other than the financial statements included in the Fund’s Annual Report, the information contained in, or that can be accessed through, the Securities and Exchange Commission’s or the Fund’s website is not part of this Information Memorandum.

If at any time the Fund is not subject to Section 13(a) or 15(d) of the Exchange Act, the Fund will furnish to holders of New VRDP Shares and prospective investors, upon their request, the information specified in Rule 144A(d)(4) under the Securities Act in order to permit compliance with Rule 144A in connection with resales of New VRDP Shares.

Statements in this Information Memorandum about the contents of any contract or other document are not necessarily complete. Copies of the Statements, VRDP Purchase Agreements, Remarketing Agreements and Tender and Paying Agent Agreements for the Acquired Funds and the Fund, as well as the proposed forms thereof for the New VRDP Series of the Fund, are available upon request from the Fund, and each statement herein about the contents of any such document is qualified in all respects by reference to such document.

APPENDIX A – FORMS OF STATEMENT ESTABLISHING AND FIXING THE RIGHTS AND PREFERENCES OF VARIABLE RATE DEMAND PREFERRED SHARES

A-1

NUVEEN AMT-FREE MUNICIPAL INCOME FUND

STATEMENT ESTABLISHING AND FIXING THE

RIGHTS AND PREFERENCES OF SERIES 1

VARIABLE RATE DEMAND PREFERRED SHARES

(Relating to the issuance of Series 1 VRDP by the above-named fund in exchange for the outstanding Series 1 Variable Rate Demand Preferred Shares of

Nuveen Premier Municipal Opportunity Fund, Inc. (NIF))

Effective Date: [—], 2013

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3

NUVEEN AMT-FREE MUNICIPAL INCOME FUND

STATEMENT ESTABLISHING AND FIXING THE

RIGHTS AND PREFERENCES OF SERIES 1

VARIABLE RATE DEMAND PREFERRED SHARES

NUVEEN AMT-FREE MUNICIPAL INCOME FUND, a Massachusetts business trust (the “Fund”), hereby certifies that:

FIRST: Pursuant to authority expressly vested in the Board of Trustees of the Fund by Article IV of the Fund’s Declaration of Trust, the Board of Trustees has, by resolution, authorized the issuance of preferred shares, $.01 par value per share, classified as Variable Rate Demand Preferred Shares with a liquidation preference of $100,000 per share in such one or more series as may be authorized and issued from time to time (each, a “Series,” and each such Series being referred to herein as a “Series of VRDP,” and shares of all such Series being referred to herein individually as a “VRDP Share” and collectively as “VRDP Shares” or “VRDP”);

SECOND: The preferences (including liquidation preference), voting powers, restrictions, limitations as to dividends, qualifications, and terms and conditions of redemption, of the shares of the Series 1 Variable Rate Demand Preferred Shares designated below are as follows or as set forth in an amendment or supplement hereto; and

THIRD: The Fund has outstanding on the date hereof two Series of Preferred Shares, and, concurrently with the initial issuance of the Series 1 VRDP Shares designated below, the Fund is issuing a Series of VRDP designated Series 2; each series of Preferred Shares is issued pursuant to a separate statement establishing the rights and preferences of Preferred Shares of such series, as the same may be amended or supplemented from time to time.

DESIGNATION OF SERIES 1 VRDP

Series 1: A series of preferred shares, par value $.01 per share, liquidation preference $100,000 per share, is hereby authorized and designated “Series 1 Variable Rate Demand Preferred Shares,” also referred to herein as “Series 1 VRDP” or “Series 1 VRDP Shares.” Each share of Series 1 VRDP shall be issued on a date determined by the Board of Trustees of the Fund or pursuant to their delegated authority; and have such other preferences, voting powers, limitations as to dividends, qualifications and terms and conditions of redemption, in addition to those required by applicable law or as set forth in the Declaration, as set forth in Parts I and II of this Statement (as defined below). With respect to the initial issuance of Series 1 VRDP, each share of Series 1 VRDP shall have an Applicable Rate equal to the rate determined by the Remarketing Agent on the Acquired Fund VRDP (as defined below) on Wednesday, [—], 2013, for the Initial Rate Period from, and including, the Date of Original Issue to, and including, [—], 2013 and an initial Dividend Payment Date of [—], 2013. The Series 1 VRDP shall constitute a separate series of preferred shares of the Fund and each share of Series 1 VRDP shall be identical.

The number of Series 1 VRDP Shares which the Board of Trustees has initially authorized for issuance is 1,309. The Board of Trustees may, from time to time, authorize the issuance of additional Series 1 VRDP Shares in accordance with the terms hereof.

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One share of Series 1 VRDP initially authorized for issuance as stated above shall be issued and distributed in respect of each share of Series 1 Variable Rate Demand Preferred Shares of Nuveen Premier Municipal Opportunity Fund, Inc. (the “Acquired Fund VRDP”) outstanding on the date of distribution in connection with the reorganization of Nuveen Premier Municipal Opportunity Fund, Inc. (the “Acquired Fund”) as described in the Information Memorandum (as defined below).

DEFINITIONS

The following terms shall have the following meanings (with terms defined in the singular having comparable meanings when used in the plural and vice versa), unless the context otherwise requires:

(a)        “Agent Member” means a Person with an account at the Securities Depository that holds one or more Series 1 VRDP Shares through the Securities Depository, directly or indirectly, for a Beneficial Owner and that will be authorized and instructed, directly or indirectly, by a Beneficial Owner to disclose information to the Remarketing Agent and the Tender and Paying Agent with respect to such Beneficial Owner.

(b)        “Alternate VRDP Purchase Agreement” means any agreement with a successor Liquidity Provider replacing the VRDP Purchase Agreement (or any replacement therefor) upon its termination in accordance with its terms and containing a Purchase Obligation substantially identical to the Purchase Obligation therein as determined by the Fund.

(c)        “Applicable Base Rate” means (i) with respect to a Rate Period of fewer than 49 days, the greater of (a) the SIFMA Municipal Swap Index Rate or (b) the LIBOR Rate, and (ii) with respect to a Rate Period of 49 or more days, the LIBOR Rate.

(d)        “Applicable Percentage” shall have the meaning set forth in the definition of the Maximum Rate.

(e)        “Applicable Rate” means the dividend rate per annum on any Series 1 VRDP Shares for a Rate Period determined as set forth in paragraph (e)(i) of Section 2 of Part I of this Statement or in the definition of “Maximum Rate.”

(f)        “Applicable Rate Determination” means each periodic operation of the process of determining the Applicable Rate for the Series 1 VRDP Shares for a Subsequent Rate Period, as provided in the Remarketing Agreement and Part II of this Statement.

(g)        “Applicable Spread” means, in connection with the Maximum Rate for any Rate Period (and subject to adjustment as described in the definition of Maximum Rate) (i) when there is not a Failed Remarketing Condition, 200 basis points (2.00%), and (ii) while a Failed Remarketing Condition has occurred or is continuing, 200 basis points (2.00%) (up to 59 days of a continued Failed Remarketing Condition), 225 basis points (2.25%) (60 days but fewer than 90 days of a continued Failed Remarketing Condition), 250 basis points (2.50%) (90 days but fewer than 120 days of a continued Failed Remarketing Condition), 275 basis points (2.75%) (120 days but fewer than 150 days of a continued Failed Remarketing Condition), 300 basis points (3.00%) (150 days but fewer than 180 days of a continued Failed Remarketing Condition), and 400 basis points (4.00%) (180 days or more of a continued Failed Remarketing Condition); provided, that, if at any time when the Applicable Spread

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is 225 basis points (2.25%), 250 basis points (2.50%), 275 basis points (2.75%), 300 basis points (3.00%) or 400 basis points (4.00%) the Failed Remarketing Condition no longer exists due to the successful remarketing of all Purchased VRDP Shares, such Applicable Spread of 225 basis points (2.25%), 250 basis points (2.50%), 275 basis points (2.75%), 300 basis points (3.00%) or 400 basis points (4.00%) will continue to be the Applicable Spread in connection with determining the Maximum Rate in effect for each Rate Period commencing with the first Subsequent Rate Period after the Failed Remarketing Condition no longer exists through and including the first Subsequent Rate Period ending on or after the 45th day after the day the Failed Remarketing Condition no longer exists; provided further, that (i) if a new Failed Remarketing Condition occurs prior to the end of such period and the Applicable Spread is then 225 basis points (2.25%), the date such new Failed Remarketing Condition occurs will be deemed to be the 60th day of a continued Failed Remarketing Condition, (ii) if a new Failed Remarketing Condition occurs prior to the end of such period and the Applicable Spread is then 250 basis points (2.50%), the date such new Failed Remarketing Condition occurs will be deemed to be the 90th day of a continued Failed Remarketing Condition, (iii) if a new Failed Remarketing Condition occurs prior to the end of such period and the Applicable Spread is then 275 basis points (2.75%), the date such new Failed Remarketing Condition occurs will be deemed to be the 120th day of a continued Failed Remarketing Condition, (iv) if a new Failed Remarketing Condition occurs prior to the end of such period and the Applicable Spread is then 300 basis points (3.00%), the date such new Failed Remarketing Condition occurs will be deemed to be the 150th day of a continued Failed Remarketing Condition, and (v) if a new Failed Remarketing Condition occurs prior to the end of such period and the Applicable Spread is then 400 basis points (4.00%), the date such new Failed Remarketing Condition occurs will be deemed to be the 180th day of a continued Failed Remarketing Condition, in each case, solely for purposes of determining the Applicable Spread.

(h)        “Beneficial Owner” means a Person in whose name Series 1 VRDP Shares are recorded as beneficial owner of such VRDP Shares by the Securities Depository, an Agent Member or other securities intermediary on the records of such Securities Depository, Agent Member or securities intermediary, as the case may be, or such Person’s subrogee, including the Liquidity Provider to the extent it is at any time the Beneficial Owner of Series 1 VRDP Shares (irrespective of any assignment or transfer by the Liquidity Provider of its voting rights).

(i)        “Board of Trustees” means the Board of Trustees of the Fund or any duly authorized committee thereof.

(j)        “Business Day” means a day (a) other than a day on which commercial banks in The City of New York, New York are required or authorized by law or executive order to close and (b) on which the New York Stock Exchange is not closed.

(k)         “Code” means the Internal Revenue Code of 1986, as amended.

(l)        “Common Shares” means the common shares of beneficial interest, par value $.01 per share, of the Fund.

(m)        “Cure Date” means the VRDP Basic Maintenance Cure Date or the Minimum VRDP Asset Coverage Cure Date, as the case may be.

(n)        “Custodian” means a bank, as defined in Section 2(a)(5) of the 1940 Act, that has the qualifications prescribed in paragraph 1 of Section 26(a) of the 1940 Act, or such other entity

6

as shall be providing custodian services to the Fund as permitted by the 1940 Act or any rule, regulation, or order thereunder, and shall include, as appropriate, any similarly qualified sub-custodian duly appointed by the Custodian.

(o)        “Date of Original Issue,” with respect to Series 1 VRDP Shares, means the date on which the Fund initially issued such shares.

(p)        “Declaration” means, the Declaration of Trust of the Fund, as it may be amended from time to time in accordance with the provisions thereof.

(q)        “Deposit Securities” means, as of any date, any United States dollar-denominated security or other investment of a type described below that either (i) is a demand obligation payable to the holder thereof on any Business Day or (ii) has a maturity date, mandatory redemption date or mandatory payment date, on its face or at the option of the holder, preceding the relevant payment date in respect of which such security or other investment has been deposited or set aside as a Deposit Security:

(1)	cash or any cash equivalent;

(2)	any U.S. Government Security;

(3)	any Municipal Obligation that has a credit rating from at least one NRSRO that is the highest applicable rating generally ascribed by such NRSRO to Municipal Obligations with substantially similar terms as of the date of this Statement (or such rating’s future equivalent), including (A) any such Municipal Obligation that has been pre-refunded by the issuer thereof with the proceeds of such refunding having been irrevocably deposited in trust or escrow for the repayment thereof and (B) any such fixed or variable rate Municipal Obligation that qualifies as an eligible security under Rule 2a-7 under the 1940 Act;

(4)	any investment in any money market fund registered under the 1940 Act that qualifies under Rule 2a-7 under the 1940 Act, or similar investment vehicle described in Rule 12d1-1(b)(2) under the 1940 Act, that invests principally in Municipal Obligations or U.S. Government Securities or any combination thereof; or

(5)	any letter of credit from a bank or other financial institution that has a credit rating from at least one NRSRO that is the highest applicable rating generally ascribed by such NRSRO to bank deposits or short-term debt of similar banks or other financial institutions as of the date of this Statement (or such rating’s future equivalent).

(r)        “Discounted Value,” as of any Valuation Date, means, (i) with respect to a Fitch Eligible Asset, the quotient of the Market Value thereof divided by the applicable Fitch Discount Factor, or as otherwise set forth in the Fitch Guidelines as then used by the Fund, (ii) (a) with respect to a Moody’s Eligible Asset that is not currently callable as of such Valuation Date at the option of the issuer thereof, the quotient of the Market Value thereof divided by the applicable Moody’s Discount Factor, or as otherwise set forth in the Moody’s Guidelines as then used by the Fund, or (b) with respect to a Moody’s Eligible Asset that is currently callable as of such Valuation Date at the option of the issuer thereof, the quotient of (1) the lesser of the Market Value or call price thereof, including any

7

call premium, divided by (2) the applicable Moody’s Discount Factor, or as otherwise set forth in the Moody’s Guidelines as then used by the Fund, (iii) with respect to an S&P Eligible Asset, the quotient of the Market Value thereof divided by the applicable S&P Discount Factor, or as otherwise set forth in the S&P Guidelines as then used by the Fund, and (iv) with respect to any Other Rating Agency, as set forth in the Other Rating Agency Guidelines as then used by the Fund.

(s)        “Dividend Payment Date,” except as otherwise provided in paragraph (d) of Section 2 of Part I of this Statement, means the date that is the first Business Day of each calendar month.

(t)        “Dividend Period,” with respect to Series 1 VRDP, means the period from, and including, the Date of Original Issue of shares of such Series to, but excluding, the initial Dividend Payment Date for shares of such Series and any period thereafter from, and including, one Dividend Payment Date for shares of such Series to, but excluding, the next succeeding Dividend Payment Date for shares of such Series.

(u)        “Effective Leverage Ratio” shall have the meaning set forth in the VRDP Fee Agreement.

(v)        “Effective Leverage Ratio Cure Period” shall have the meaning set forth in the VRDP Fee Agreement.

(w)        “Electronic Means” means email transmission, facsimile transmission or other similar electronic means of communication providing evidence of transmission (but excluding online communications systems covered by a separate agreement) acceptable to the sending party and the receiving party, in any case if operative as between any two parties, or, if not operative, by telephone (promptly confirmed by any other method set forth in this definition), which, in the case of notices to the Tender and Paying Agent, shall be sent by such means as set forth in Section 7.02 of the Tender and Paying Agent Agreement or as specified in the related notice.

(x)        “Exchange Act” means the U.S. Securities Exchange Act of 1934, as amended.

(y)        “Extraordinary Corporate Event” means as to the Liquidity Provider, (i) the consolidation, amalgamation with, or merger with or into or the transfer of all or substantially all of the Liquidity Provider’s assets to another entity, or (ii) the dissolution, for any reason, of the Liquidity Provider other than in connection with the consolidation, amalgamation with, or merger with or into another entity or the transfer of all or substantially all of the Liquidity Provider’s assets; provided, however, that with respect to (i) above, an Extraordinary Corporate Event does not include any of the listed occurrences where (x) the surviving entity, or transferee of all or substantially all of the Liquidity Provider’s assets, (a) assumes all of the obligations of the Liquidity Provider under the terms of the VRDP Purchase Agreement and (b) has short-term debt ratings in one of the two highest rating categories from the Requisite NRSROs or, if applicable, such other short-term debt ratings as may be required for the VRDP Shares to satisfy the eligibility criteria under Rule 2a-7 under the 1940 Act and (y) the Liquidity Provider has provided notice in writing to the Fund confirming the information described in (x) at least 10 days prior to the scheduled date of the applicable listed occurrence in (i) above.

(z)        “Failed Remarketing Condition” means a Failed Remarketing Condition—Purchased VRDP Shares or a Failed Remarketing Condition—Unpurchased VRDP Shares.

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(aa)        “Failed Remarketing Condition—Purchased VRDP Shares” means that the Liquidity Provider acquires and continues to be the beneficial owner for federal income tax purposes of any Series 1 VRDP Shares in connection with purchases made pursuant to the Purchase Obligation (whether as a result of an unsuccessful Remarketing or a Mandatory Purchase) on any Purchase Date including Series 1 VRDP Shares the Liquidity Provider continues to be the beneficial owner of for federal income tax purposes after the expiration or termination of the VRDP Purchase Agreement.

(bb)        “Failed Remarketing Condition—Purchased VRDP Shares Redemption” means redemption by the Fund, at a Redemption Price equal to $100,000 per share plus accumulated but unpaid dividends thereon (whether or not earned or declared) to, but excluding, the date fixed by the Board of Trustees for redemption, of Series 1 VRDP Shares that the Liquidity Provider shall have acquired pursuant to the Purchase Obligation and continued to be the beneficial owner of for federal income tax purposes for a period of six months during which such VRDP Shares cannot be successfully remarketed (i.e., a Failed Remarketing Condition—Purchased VRDP Shares shall have occurred and be continuing for such period of time with respect to such VRDP Shares), determined by the Fund on a first-in, first-out basis, in accordance with and subject to the provisions of the VRDP Fee Agreement and this Statement.

(cc)         “Failed Remarketing Condition—Unpurchased VRDP Shares” means that a Beneficial Owner (other than the Liquidity Provider or its affiliates) continues to hold Series 1 VRDP Shares, that were subject to a valid Tender, after any Purchase Date as a result of the failure by the Liquidity Provider for any reason to purchase such VRDP Shares pursuant to the Purchase Obligation (whether as a result of an unsuccessful Remarketing or a Mandatory Purchase) (“Unpurchased VRDP Shares”), until such time as all Outstanding Unpurchased VRDP Shares are (i) successfully Remarketed, (ii) purchased by the Liquidity Provider pursuant to the Purchase Obligation, or (iii) if not successfully Remarketed or purchased by the Liquidity Provider pursuant to the Purchase Obligation, the subject of a validly tendered Notice of Revocation (or any combination of the foregoing); and any Unpurchased VRDP Shares shall be deemed tendered for Remarketing until the earliest to occur of the foregoing events (i), (ii) or (iii) with respect to such Unpurchased VRDP Shares.

(dd)        “Failure to Deposit” means, with respect to shares of Series 1 VRDP, a failure by the Fund to pay to the Tender and Paying Agent, not later than 12:00 noon, New York City time, (A) on the Business Day immediately preceding any Dividend Payment Date for shares of such Series, in funds available on such Dividend Payment Date in The City of New York, New York, the full amount of any dividend (whether or not earned or declared) to be paid on such Dividend Payment Date on any share of such Series or (B) on the Business Day immediately preceding any redemption date in funds available on such redemption date for shares of such Series in The City of New York, New York, the Redemption Price to be paid on such redemption date for any share of such Series after Notice of Redemption is provided pursuant to paragraph (c) of Section 10 of Part 1 of this Statement; provided, however, that the foregoing clause (B) shall not apply to the Fund’s failure to pay the Redemption Price in respect of Series 1 VRDP Shares when the related Notice of Redemption provides that redemption of such shares is subject to one or more conditions precedent and any such condition precedent shall not have been satisfied at the time or times and in the manner specified in such Notice of Redemption.

(ee)        “Final Notice of Purchase” means, in connection with an Optional Tender or a Mandatory Tender, a Notice of Purchase delivered by the Tender and Paying Agent to the Liquidity Provider (or directly to the Liquidity Provider by Beneficial Owners or their Agent Members, in the

9

case of an Optional Tender, or Holders, in the case of a Mandatory Tender, if there is no Tender and Paying Agent or for any reason the Tender and Paying Agent does not perform its obligations) on the Purchase Date indicating the number of Series 1 VRDP Shares to be purchased on such date pursuant to the Purchase Obligation, or, in connection with a Mandatory Purchase, the Mandatory Purchase Notice delivered by the Fund or the Tender and Paying Agent on behalf of the Fund.

(ff)        “Fitch” means Fitch, Inc., a Delaware corporation, and its successors.

(gg)        “Fitch Discount Factor” means the discount factors set forth in the Fitch Guidelines for use in calculating the Discounted Value of the Fund’s assets in connection with Fitch’s ratings of Series 1 VRDP Shares.

(hh)        “Fitch Eligible Assets” means assets of the Fund set forth in the Fitch Guidelines as eligible for inclusion in calculating the Discounted Value of the Fund’s assets in connection with Fitch’s ratings of Series 1 VRDP Shares.

(ii)        “Fitch Guidelines” means the guidelines, as may be amended from time to time, applied by Fitch in connection with Fitch’s ratings of Series 1 VRDP Shares.

(jj)        “Gross-up Payment” means payment to a Beneficial Owner of an amount which, when taken together with the aggregate amount of Taxable Allocations made to such Beneficial Owner to which such Gross-up Payment relates, would cause such Beneficial Owner’s dividends in dollars (after regular federal income tax consequences) from the aggregate of such Taxable Allocations and the related Gross-up Payment to be equal to the dollar amount of the dividends which would have been received by such Beneficial Owner if the amount of such aggregate Taxable Allocations would have been excludable from the gross income of such Beneficial Owner.

Such Gross-up Payment shall be calculated (i) without consideration being given to the time value of money; (ii) only taking into account the regular federal income tax with respect to dividends received from the Fund (that is, without giving effect to any other federal tax based on income, such as (A) the alternative minimum tax or (B) in the case of taxable years beginning after December 31, 2012, the “Medicare tax,” which is imposed at the rate of 3.8% on the net investment income (which includes taxable dividends and net capital gains) of certain individuals, trusts and estates); and (iii) assuming that each Taxable Allocation and each Gross-up Payment (except to the extent such Gross-up Payment is designated as an exempt interest dividend under Section 852(b)(5) of the Code or successor provisions) would be taxable in the hands of each Beneficial Owner at the maximum marginal regular federal individual income tax rate applicable to ordinary income or net capital gains, as applicable, or the maximum marginal regular federal corporate income tax rate applicable to ordinary income or net capital gains, as applicable, whichever is greater, in effect at the time such Gross-up Payment is made.

(kk)        “Holder” means a Person in whose name a Series 1 VRDP Share is registered in the registration books of the Fund maintained by the Tender and Paying Agent.

(ll)        “Information Memorandum” means the proxy statement of the Acquired Fund and the other fund specified therein, dated as of [—], 2012, and the information memorandum attached thereto, as amended, revised or supplemented from time to time, including in connection with any Remarketing, if applicable.

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(mm)        “Initial Rate Period,” with respect to Series 1 VRDP Shares, means the period commencing on and including the Date of Original Issue in connection with the initial issuance thereof and ending on, and including, [—], 2013, the next succeeding Wednesday, as set forth under “Designation of Series 1 VRDP” above.

(nn)        “Investment Adviser” shall mean Nuveen Fund Advisors, Inc., or any successor company or entity.

(oo)        “Late Charge” shall have the meaning specified in paragraph (e)(i)(C) of Section 2 of Part I of this Statement.

(pp)        “LIBOR Dealer” means Citigroup Global Markets Inc. and such other dealer or dealers as the Fund from time to time may appoint or in lieu of any thereof, their respective affiliates and successors.

(qq)        “LIBOR Rate” means, on any Rate Determination Date, (i) the rate for deposits in U.S. dollars for the designated Rate Period, which appears on Reuters display page LIBOR01 (“Page LIBOR01”) (or such other page as may replace that page on that service, or such other service as may be selected by the LIBOR Dealer or its successors that are LIBOR Dealers) as of 11:00 a.m. London time, on the day that is the London Business Day preceding the Rate Determination Date (the “LIBOR Determination Date”), or (ii) if such rate does not appear on Page LIBOR01 or such other page as may replace such Page LIBOR01, (A) the LIBOR Dealer shall determine the arithmetic mean of the offered quotations of the Reference Banks to leading banks in the London interbank market for deposits in U.S. dollars for the designated Rate Period in an amount determined by such LIBOR Dealer by reference to requests for quotations as of approximately 11:00 a.m. (London time) on such date made by such LIBOR Dealer to the Reference Banks, (B) if at least two of the Reference Banks provide such quotations, the LIBOR Rate shall equal such arithmetic mean of such quotations, (C) if only one or none of the Reference Banks provide such quotations, the LIBOR Rate shall be deemed to be the arithmetic mean of the offered quotations that leading banks in The City of New York selected by the LIBOR Dealer (after obtaining the Fund’s approval) are quoting on the relevant LIBOR Determination Date for deposits in U.S. dollars for the designated Rate Period in an amount determined by the LIBOR Dealer (after obtaining the Fund’s approval) that is representative of a single transaction in such market at such time by reference to the principal London offices of leading banks in the London interbank market; provided, however, that if one of the LIBOR Dealers does not quote a rate required to determine the LIBOR Rate, the LIBOR Rate will be determined on the basis of the quotation or quotations furnished by any Substitute LIBOR Dealer or Substitute LIBOR Dealers selected by the Fund to provide such rate or rates not being supplied by the LIBOR Dealer; provided further, that if the LIBOR Dealer and Substitute LIBOR Dealers are required but unable to determine a rate in accordance with at least one of the procedures provided above, the LIBOR Rate shall be the LIBOR Rate as determined on the previous Rate Determination Date. If the number of days in a Rate Period shall be (i) seven or more but fewer than 21 days, such rate shall be the seven-day LIBOR Rate; (ii) 21 or more but fewer than 49 days, such rate shall be the one-month LIBOR rate; (iii) 49 or more but fewer than 77 days, such rate shall be the two-month LIBOR rate; (iv) 77 or more but fewer than 112 days, such rate shall be the three-month LIBOR rate; (v) 112 or more but fewer than 140 days such rate shall be the four-month LIBOR rate; (vi) 140 or more but fewer than 168 days, such rate shall be the five-month LIBOR rate; (vii) 168 or more but fewer than 189 days, such rate shall be the six-month LIBOR rate; (viii) 189 or more but fewer than 217 days, such rate shall be the seven-month LIBOR rate; (ix) 217 or more but fewer than 252 days, such rate shall be the eight-month LIBOR rate; (x) 252 or more but fewer than 287 days, such rate shall be the nine-month LIBOR rate; (xi) 287 or more but

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fewer than 315 days, such rate shall be the ten-month LIBOR rate; (xii) 315 or more but fewer than 343 days, such rate shall be the eleven-month LIBOR rate; and (xiii) 343 or more but fewer than 365 days, such rate shall be the twelve-month LIBOR rate.

(rr)        “Liquidation Preference,” with respect to a given number of Series 1 VRDP Shares, means $100,000 times that number.

(ss)        “Liquidity Account Investments” means Deposit Securities or any other security or investment owned by the Fund that is rated at least investment grade by each NRSRO then rating such security or investment.

(tt)        “Liquidity Provider” means any entity in such capacity pursuant to a VRDP Purchase Agreement, initially, Citibank, N.A.

(uu)        “Liquidity Provider Ratings Event” means the Liquidity Provider shall fail to maintain at any time short-term debt ratings in one of the two highest ratings categories from the Requisite NRSROs or such other short-term debt ratings, if any, as may be required for the Series 1 VRDP Shares to satisfy the eligibility criteria under Rule 2a-7 under the 1940 Act.

(vv)        “Liquidity Provider Ratings Event Termination Date” means the date established by the Tender and Paying Agent, acting upon instructions of the Fund pursuant to the Tender and Paying Agent Agreement, for termination of the VRDP Purchase Agreement upon the occurrence of a Liquidity Provider Ratings Event, which date shall be not less than 16 days nor more than 30 days following such Liquidity Provider Ratings Event.

(ww)        “London Business Day” means any day on which commercial banks are generally open for business in London.

(xx)        “Mandatory Purchase” means the mandatory purchase of Outstanding Series 1 VRDP Shares by the Liquidity Provider pursuant to the VRDP Purchase Agreement in connection with a Mandatory Purchase Event.

(yy)        “Mandatory Purchase Date” means the Purchase Date for a Mandatory Purchase in accordance with this Statement and the VRDP Purchase Agreement.

(zz)        “Mandatory Purchase Event” means (i) in connection with the termination of the VRDP Purchase Agreement due to its expiration as of a Scheduled Termination Date, by the fifteenth day prior to any such Scheduled Termination Date, (a) the Liquidity Provider shall not have agreed to an extension or further extension of the Scheduled Termination Date to a date not earlier than 180 days from the Scheduled Termination Date of the VRDP Purchase Agreement then in effect, and (b) the Fund shall not have obtained and delivered to the Tender and Paying Agent an Alternate VRDP Purchase Agreement with a termination date not earlier than 180 days from the Scheduled Termination Date of the VRDP Purchase Agreement, or (ii) in connection with the termination of the VRDP Purchase Agreement due to a Liquidity Provider Ratings Event or Related Party Termination Event, by the fifteenth day prior to the Liquidity Provider Ratings Event Termination Date or Related Party Termination Date, as the case may be, the Fund shall not have obtained and delivered to the Tender and Paying Agent an Alternate VRDP Purchase Agreement with a termination date not earlier than 180 days from the Liquidity Provider Ratings Event Termination Date or Related Party Termination Date,

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as the case may be, of the VRDP Purchase Agreement. The Mandatory Purchase Event shall be deemed to occur on such fifteenth day prior to any Scheduled Termination Date, Liquidity Provider Ratings Event Termination Date or Related Party Termination Date, as the case may be.

(aaa)        “Mandatory Purchase Notice” means, in connection with the Mandatory Purchase of Series 1 VRDP Shares, a notice delivered by the Fund or the Tender and Paying Agent on behalf of the Fund to the Holders and the Liquidity Provider specifying a Mandatory Purchase Date.

(bbb)        “Mandatory Tender,” with respect to a Mandatory Tender Event, means the mandatory tender of all Series 1 VRDP Shares by Holders for Remarketing or, in the event (i) no Remarketing occurs on or before the Purchase Date or (ii) pursuant to an attempted Remarketing, Series 1 VRDP Shares remain unsold and the Remarketing Agent does not purchase for its own account the unsold Series 1 VRDP Shares tendered to the Tender and Paying Agent for Remarketing (provided, that the Remarketing Agent may seek to sell such Series 1 VRDP Shares in a subsequent Remarketing prior to the Purchase Date), for purchase by the Liquidity Provider at the Purchase Price pursuant to Section 1 of Part II of this Statement and the VRDP Purchase Agreement.

(ccc)        “Mandatory Tender Event” means (a) each failure by the Fund to make a scheduled payment of dividends on any Series 1 VRDP Shares on a Dividend Payment Date; (b) the occurrence of a Liquidity Provider Ratings Event (which shall constitute a single Mandatory Tender Event upon the occurrence of such Liquidity Provider Ratings Event, whether or not continuing and whether or not such Liquidity Provider Ratings Event also results in a Mandatory Purchase Event; provided that, a subsequent Liquidity Provider Ratings Event, following restoration of the short-term debt ratings to the requisite level, shall constitute a new Mandatory Tender Event); (c) in the event of a failure by the Fund to pay the Liquidity Provider the applicable fee due in advance under the terms of the VRDP Fee Agreement by seven Business Days prior to the beginning of the month to which such payment relates if the Liquidity Provider (in its sole discretion) thereafter provides written notice to the Fund that such failure to pay such fee constitutes a Mandatory Tender Event; (d) the eighth day prior to the scheduled date of the occurrence of an Extraordinary Corporate Event; (e) the Fund shall have obtained and delivered to the Tender and Paying Agent an Alternate VRDP Purchase Agreement by the fifteenth day prior to the Scheduled Termination Date, Liquidity Provider Ratings Event Termination Date or Related Party Termination Date, as the case may be, of the VRDP Purchase Agreement being replaced; (f) the occurrence of an Optional Early Replacement Event, (g) the Fund shall have provided a Notice of Proposed Special Rate Period in accordance with this Statement; or (h) in the event of a breach by the Fund of its Effective Leverage Ratio covenant with the Liquidity Provider in the VRDP Fee Agreement and the failure to cure such breach within 60 days from the date of such breach (which 60-day period would include the Effective Leverage Ratio Cure Period), if the Liquidity Provider (in its sole discretion) thereafter provides written notice to the Fund that the failure to timely cure such breach constitutes a Mandatory Tender Event (subject to the Fund curing such breach prior to the delivery date of such notice from the Liquidity Provider).

(ddd)        “Mandatory Tender Notice” means, in connection with the Mandatory Tender of Series 1 VRDP Shares, a notice delivered by the Fund or the Tender and Paying Agent on behalf of the Fund to the Holders and the Liquidity Provider specifying a Mandatory Tender Event and Purchase Date.

(eee)        “Market Value” of any asset of the Fund means the market value thereof determined by an independent third-party pricing service designated from time to time by the Board of

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Trustees. Market Value of any asset shall include any interest accrued thereon. The pricing service values portfolio securities at the mean between the quoted bid and asked price or the yield equivalent when quotations are readily available. Securities for which quotations are not readily available are valued at fair value as determined by the pricing service using methods which include consideration of: yields or prices of municipal bonds of comparable quality, type of issue, coupon, maturity and rating; indications as to value from dealers; and general market conditions. The pricing service may employ electronic data processing techniques or a matrix system, or both, to determine valuations.

(fff)        “Maximum Rate,” means, for Series 1 VRDP Shares on any Rate Determination Date or in respect of the occurrence of a Failed Remarketing Condition for shares of such Series, the Applicable Percentage of the Applicable Base Rate plus the Applicable Spread. The Maximum Rate for Series 1 VRDP Shares will depend on the long-term rating assigned to the Series 1 VRDP Shares, the length of the Rate Period and whether or not the Fund has given notification prior to the Applicable Rate Determination for the Rate Period pursuant to Section 6 of Part II hereto that any ordinary income or capital gains will be included in the dividend on Series 1 VRDP Shares for that Rate Period. The Applicable Percentage of the Applicable Base Rate is as follows:

Long-Term* Ratings		Applicable Percentage of Applicable Base Rate—No Notification
Moody’s	Fitch/S&P
Aa3 to Aaa	AA- to AAA	100%
Baa3 to A1	BBB- to A+	110%
Below Baa3**	Below BBB-**	135%

*	And/or the equivalent ratings of an Other Rating Agency then rating the Series 1 VRDP Shares utilizing the higher of the ratings of the Rating Agencies then rating the Series 1 VRDP Shares.
**	Includes unrated, if no Rating Agency is then rating the Series 1 VRDP Shares.

provided, however, that in the event the Fund has given notification prior to the Applicable Rate Determination for the Rate Period pursuant to Section 6 of Part II hereof that any ordinary income and capital gains will be included in the dividend on Series 1 VRDP Shares for that Rate Period, the Applicable Percentage in the foregoing table shall be divided by the quantity 1 minus the maximum marginal regular federal personal income tax rate applicable to ordinary income or the maximum marginal regular federal corporate income tax rate applicable to ordinary income, whichever is greater.

The Applicable Percentage as so determined and the Applicable Spread may be subject to upward (and if previously adjusted upward, subsequent downward) adjustment as provided in the Remarketing Agreement, provided, that, notwithstanding any provision to the contrary in the Remarketing Agreement, the Maximum Rate is equal to or higher than the rates determined as set forth above, and immediately following any such increase, the Fund would be in compliance with the Minimum VRDP Asset Coverage and the VRDP Basic Maintenance Amount in the Rating Agency Guidelines (if applicable). Furthermore, in the event of Special Rate Periods of greater than 364 days, the Maximum Rate may be subject to upward adjustment as provided in the Remarketing Agreement, provided, that, notwithstanding any provision to the contrary in the Remarketing Agreement, immediately following any such increase, the Fund would be in compliance with the Minimum VRDP Asset Coverage and the VRDP Basic Maintenance Amount (if applicable).

A Maximum Rate in effect in respect of a Failed Remarketing Condition will continue to be the Applicable Rate (i) until the first day of the next succeeding Subsequent Rate Period after a Failed

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Remarketing Condition no longer exists in the case of a Minimum Rate Period or a Special Rate Period of 28 Rate Period Days or fewer, and (ii) until the first day of the next succeeding Dividend Period after a Failed Remarketing Condition no longer exists in the case of a Special Rate Period of greater than 28 Rate Period Days.

Notwithstanding any provision to the contrary in the Remarketing Agreement, in no event shall the Maximum Rate exceed 15%; provided, however, that in the event the Fund has given notification prior to the Applicable Rate Determination for the Rate Period pursuant to Section 6 of Part II hereof that any ordinary income or capital gains will be included in the dividend on Series 1 VRDP Shares for that Rate Period, the Maximum Rate shall not exceed 15% divided by the quantity 1 minus the maximum marginal regular federal personal income tax rate applicable to ordinary income or the maximum marginal regular federal corporate income tax rate applicable to ordinary income, whichever is greater.

(ggg)        “Minimum Rate Period” means any Rate Period consisting of seven Rate Period Days, as adjusted to reflect any changes when the regular day that is a Rate Determination Date is not a Business Day.

(hhh)        “Minimum VRDP Asset Coverage” means asset coverage, as defined in Section 18(h) of the 1940 Act as of the date of the VRDP Fee Agreement with such changes thereafter as agreed with the prior written consent of the Liquidity Provider, of at least 200% or such higher percentage as required and specified in the VRDP Fee Agreement, but, in any event, not more than 250%, with respect to all outstanding senior securities of the Fund which are stock, including all Outstanding VRDP Shares (or, in each case, if higher, such other asset coverage as may in the future be specified in or under the 1940 Act as the minimum asset coverage for senior securities which are stock of a closed-end investment company as a condition of declaring dividends on its common shares or stock).

(iii)        “Minimum VRDP Asset Coverage Cure Date” means, with respect to the failure by the Fund to maintain the Minimum VRDP Asset Coverage as of the close of business on a Business Day (as required by Section 6 of Part I of this Statement), the date that is thirty (30) calendar days following such Business Day.

(jjj)        “Moody’s” means Moody’s Investors Service, a Delaware corporation, and its successors.

(kkk)        “Moody’s Discount Factor” means the discount factors set forth in the Moody’s Guidelines for use in calculating the Discounted Value of the Fund’s assets in connection with Moody’s ratings of Series 1 VRDP Shares.

(lll)        “Moody’s Eligible Assets” means assets of the Fund set forth in the Moody’s Guidelines as eligible for inclusion in calculating the Discounted Value of the Fund’s assets in connection with Moody’s ratings of Series 1 VRDP Shares.

(mmm)        “Moody’s Guidelines” means the guidelines, as may be amended from time to time, in connection with Moody’s ratings of Series 1 VRDP Shares.

(nnn)        “Municipal Obligations” means municipal securities as described in the Information Memorandum.

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(ooo)        “1940 Act” means the Investment Company Act of 1940, as amended.

(ppp)        “Notice of Proposed Special Rate Period” means any notice with respect to a proposed Special Rate Period of Series 1 VRDP Shares pursuant to paragraph (c) of Section 4 of Part I of this Statement.

(qqq)        “Notice of Purchase” means, as the context requires, a Preliminary Notice of Purchase or a Final Notice of Purchase, in each case, substantially in the form attached to the VRDP Purchase Agreement.

(rrr)        “Notice of Redemption” means any notice with respect to the redemption of Series 1 VRDP Shares pursuant to paragraph (c) of Section 10 of Part I of this Statement.

(sss)        “Notice of Revocation” means, in connection with the revocation by a Beneficial Owner or its Agent Member of its Notice of Tender, a notice, substantially in the form attached to the Tender and Paying Agent Agreement, delivered by a Beneficial Owner or its Agent Member to the Tender and Paying Agent indicating an intention to revoke the tender of some or all of the Series 1 VRDP Shares for sale on a Purchase Date pursuant to Section 1 of Part II of this Statement.

(ttt)        “Notice of Special Rate Period” means any notice with respect to a Special Rate Period of VRDP Shares pursuant to paragraph (d)(i) of Section 4 of Part I of this Statement.

(uuu)        “Notice of Tender” means, in connection with an Optional Tender, a notice, substantially in the form attached to the Tender and Paying Agent Agreement, delivered by a Beneficial Owner or its Agent Member to the Tender and Paying Agent, indicating an intention to tender Series 1 VRDP Shares for sale on a Purchase Date pursuant to Section 1 of Part II of this Statement.

(vvv)        “NRSRO” means a “nationally recognized statistical rating organization” within the meaning of Section 3(a)(62) of the Exchange Act that is not an “affiliated person” (as defined in Section 2(a)(3) of the 1940 Act) of the Fund or the Liquidity Provider, including, at the date hereof, Fitch, Moody’s and S&P.

(www)        “Optional Early Replacement Event” means the Fund shall have obtained and delivered to the Tender and Paying Agent an Alternate VRDP Purchase Agreement and provided notice thereof (which notice also designates an Optional Early Termination Date) to Holders and the Liquidity Provider in accordance with the Tender and Paying Agent Agreement given at any time prior to the 30th calendar day preceding the then-prevailing Scheduled Termination Date. The date of the occurrence of the Optional Early Replacement Event shall be the date of such notice.

(xxx)        “Optional Early Termination Date” means the date established by the Tender and Paying Agent, acting upon instructions of the Fund pursuant to the Tender and Paying Agent Agreement, for termination of the VRDP Purchase Agreement upon the occurrence of an Optional Early Replacement Event, which date shall be not less than 16 days nor more than 30 days following such Optional Early Replacement Event.

(yyy)        “Optional Tender” means any tender of Series 1 VRDP Shares by a Beneficial Owner or its Agent Member to the Tender and Paying Agent, other than a Mandatory

16

Tender, for Remarketing or, in the event (i) no Remarketing occurs on or before the Purchase Date, or (ii) pursuant to an attempted Remarketing Series 1 VRDP Shares remain unsold and the Remarketing Agent does not purchase for its own account the unsold Series 1 VRDP Shares tendered to the Tender and Paying Agent for Remarketing (provided that the Remarketing Agent may seek to sell such Series 1 VRDP Shares in a subsequent Remarketing prior to the Purchase Date), for purchase by the Liquidity Provider pursuant to Section 1 of Part II of this Statement and the VRDP Purchase Agreement.

(zzz)        “Other Rating Agency” means each NRSRO, if any, other than Fitch, Moody’s or S&P then providing a rating for the Series 1 VRDP Shares pursuant to the request of the Fund.

(aaaa)        “Other Rating Agency Eligible Assets” means assets of the Fund set forth in the Other Rating Agency Guidelines as eligible for inclusion in calculating the Discounted Value of the Fund’s assets in connection with Other Rating Agency ratings of Series 1 VRDP Shares.

(bbbb)        “Other Rating Agency Guidelines” means the guidelines provided by each Other Rating Agency, as may be amended from time to time, in connection with the Other Rating Agency’s rating of Series 1 VRDP Shares.

(cccc)        “Other Special Rate Period Provisions” shall have the meaning specified in paragraph (f) of Section 4 of Part I of this Statement.

(dddd)        “Outstanding” means, as of any date with respect to VRDP Shares of any Series, the number of shares of such Series theretofore issued by the Fund except, without duplication, (i) any shares of such Series theretofore cancelled or delivered to the Tender and Paying Agent (or other relevant tender and paying agent) for cancellation or redeemed by the Fund, (ii) any shares of such Series with respect to which, in the case of Series 1 VRDP Shares, the Fund has given a Notice of Redemption and irrevocably deposited with the Tender and Paying Agent sufficient Deposit Securities to redeem such VRDP Shares, pursuant to Section 10 of Part I of this Statement or, in the case of VRDP Shares of any other Series, the Fund has taken the equivalent action under the statement applicable to such shares, (iii) any shares of such Series as to which the Fund shall be a Beneficial Owner, and (iv) any shares of such Series represented by any certificate in lieu of which a new certificate has been executed and delivered by the Fund; provided, however, with respect to clause (ii), any Series 1 VRDP Share will be deemed to be Outstanding for purposes of the VRDP Purchase Agreement until redeemed by the Fund.

(eeee)        “Person” means and includes an individual, a partnership, a corporation, a trust, an unincorporated association, a joint venture or other entity or a government or any agency or political subdivision thereof.

(ffff)        “Preferred Shares” means the preferred shares of the Fund, and includes the VRDP Shares of each Series.

(gggg)        “Preliminary Notice of Purchase” shall have the meaning specified in paragraph (b) of Section 2 of Part II of this Statement.

(hhhh)        “Purchase Date,” with respect to any purchase of Series 1 VRDP Shares, means (i) in connection with an Optional Tender, the date specified in a Notice of Tender, which date

17

shall be no earlier than the seventh day (or, if such day is not a Business Day, the next succeeding Business Day) following delivery to the Tender and Paying Agent of the Notice of Tender, (ii) in connection with a Mandatory Tender, the date specified in the Mandatory Tender Notice (or, if such day is not a Business Day, the next succeeding Business Day), subject to the immediately succeeding sentence below, or (iii) in connection with a Mandatory Purchase, the Mandatory Purchase Date specified in the Mandatory Purchase Notice (or, if such day is not a Business Day, the next succeeding Business Day). The Purchase Date in respect of a Mandatory Tender Event shall be not later than seven days following the date a Mandatory Tender Notice is sent to Holders by Electronic Means; provided, that: (A) the Purchase Date in connection with the failure of the Fund to pay the applicable fee to the Liquidity Provider may not be later than the last Business Day of the month such payment was due; (B) the Purchase Date in connection with the occurrence of an Extraordinary Corporate Event may not be later than the Business Day immediately preceding the occurrence of the Extraordinary Corporate Event (and, if no earlier Purchase Date is specified in a Mandatory Tender Notice with respect to such Extraordinary Corporate Event, the Business Day immediately preceding the occurrence of the Extraordinary Corporate Event shall be deemed to be the Purchase Date irrespective of the failure to have given or sent a Mandatory Tender Notice); (C) the Purchase Date in connection with the Fund obtaining an Alternate VRDP Purchase Agreement may not be later than the Business Day immediately preceding the termination of the VRDP Purchase Agreement being replaced; and (D) the Purchase Date in connection with a Notice of Proposed Special Rate Period may not be later than the first day of such proposed Special Rate Period.

(iiii)        “Purchase Obligation” means the unconditional and irrevocable obligation of the Liquidity Provider during the term and pursuant to the terms of the VRDP Purchase Agreement to purchase Outstanding Series 1 VRDP Shares on any Purchase Date at the Purchase Price from Beneficial Owners, in the case of any Optional Tender, and Holders, in the case of any Mandatory Tender or any Mandatory Purchase, in each case following delivery of a Final Notice of Purchase with respect to such Series 1 VRDP Shares.

(jjjj)        “Purchase Price” means an amount equal to the Liquidation Preference of any Series 1 VRDP Shares to be purchased on a Purchase Date, plus any accumulated but unpaid dividends thereon (whether or not earned or declared), if any, to, but excluding, the relevant Purchase Date.

(kkkk)        “Purchased VRDP Shares” means all Series 1 VRDP Shares purchased by the Liquidity Provider pursuant to the VRDP Purchase Agreement, so long as the Liquidity Provider continues to be the beneficial owner for federal income tax purposes of such Series 1 VRDP Shares.

(llll)        “Rate Determination Date” means, with respect to any Series 1 VRDP Shares, the last day of a Rate Period for such Series or, if such day is not a Business Day, the next succeeding Business Day; provided, however, that the next succeeding Rate Determination Date will be determined without regard to any prior extension of a Rate Determination Date to a Business Day.

(mmmm)        “Rate Period,” with respect to Series 1 VRDP, means the Initial Rate Period and any Subsequent Rate Period, including any Special Rate Period, for shares of such Series.

(nnnn)        “Rate Period Days,” for any Rate Period, means the number of days that would constitute such Rate Period but for the application of paragraph (d) of Section 2 of Part I of this Statement or paragraph (b) of Section 4 of Part I of this Statement.

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(oooo)        “Rating Agency” means each of Fitch (if Fitch is then rating Series 1 VRDP Shares), Moody’s (if Moody’s is then rating Series 1 VRDP Shares), S&P (if S&P is then rating Series 1 VRDP Shares), and any Other Rating Agency.

(pppp)        “Rating Agency Certificate” has the meaning specified in paragraph (b) of Section 7 of Part I of this Statement.

(qqqq)        “Rating Agency Eligible Assets” means Fitch Eligible Assets, Moody’s Eligible Assets, S&P Eligible Assets and Other Rating Agency Eligible Assets, as applicable.

(rrrr)        “Rating Agency Guidelines” means Fitch Guidelines, Moody’s Guidelines, S&P Guidelines and any Other Rating Agency Guidelines.

(ssss)        “Redemption Price” means the applicable redemption price specified in paragraph (a) or (b) of Section 10 of Part I of this Statement.

(tttt)        “Reference Banks” means four major banks in the London interbank market selected by the Remarketing Agent or its affiliates or successors or such other party as the Fund may from time to time appoint.

(uuuu)        “Related Party” means a related party for purposes of Section 267(b) or Section 707(b) of the Code, as such provisions may be amended from time to time.

(vvvv)        “Related Party Termination Date” means the effective date of the termination of the VRDP Purchase Agreement in accordance with its terms following the occurrence of a Related Party Termination Event.

(wwww)        “Related Party Termination Event” means the Liquidity Provider becoming a Related Party of the Fund other than through the acquisition of Series 1 VRDP Shares pursuant to the terms of the VRDP Purchase Agreement.

(xxxx)        “Remarketing” means the remarketing of Series 1 VRDP Shares by the Remarketing Agent on behalf of Beneficial Owners thereof pursuant to an Optional Tender or on behalf of the Holders thereof pursuant to a Mandatory Tender, as provided in the Remarketing Agreement and Part II of this Statement.

(yyyy)        “Remarketing Agent” means the entity appointed as such with respect to Series 1 VRDP Shares by a resolution of the Board of Trustees and any additional or successor companies or entities appointed by the Board of Trustees which have entered into a Remarketing Agreement with the Fund, initially Citigroup Global Markets Inc.

(zzzz)        “Remarketing Agreement” means the Remarketing Agreement with respect to the Series 1 VRDP Shares, dated [—], 2013, among the Fund, the Investment Adviser and the Remarketing Agent, as amended, modified or supplemented from time to time, or any similar agreement with a successor Remarketing Agent.

(aaaaa)        “Remarketing Notice” shall have the meaning specified in paragraph (b) of Section 2 of Part II of this Statement.

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(bbbbb)        “Remarketing Procedures” means the procedures for conducting Remarketings set forth in Part II of this Statement.

(ccccc)        “Requisite NRSROs” means (i) any two NRSROs that have issued a rating with respect to a security or class of debt obligations of an issuer; or (ii) if only one NRSRO has issued a rating with respect to such security or class of debt obligations of an issuer at the time a purchaser Acquires (as such term is defined in Rule 2a-7 under the 1940 Act) the security, that NRSRO.

(ddddd)        “S&P” means Standard & Poor’s Ratings Services, a division of The McGraw-Hill Companies, Inc., a New York corporation, and its successors.

(eeeee)        “S&P Discount Factor” means the discount factors set forth in the S&P Guidelines for use in calculating the Discounted Value of the Fund’s assets in connection with S&P’s ratings of VRDP Shares.

(fffff)        “S&P Eligible Assets” means assets of the Fund set forth in the S&P Guidelines as eligible for inclusion in calculating the Discounted Value of the Fund’s assets in connection with S&P’s ratings of VRDP Shares.

(ggggg)        “S&P Guidelines” means the guidelines, as may be amended from time to time, in connection with S&P’s ratings of VRDP Shares.

(hhhhh)        “Scheduled Termination Date” means [—], or any succeeding date to which the term of the VRDP Purchase Agreement is extended.

(iiiii)        “SEC” means the Securities and Exchange Commission.

(jjjjj)        “Securities Act” means the Securities Act of 1933, as amended.

(kkkkk)        “Securities Depository” means The Depository Trust Company, New York, New York, and any substitute for or successor to such securities depository that shall maintain a book-entry system with respect to the VRDP Shares.

(lllll)        “SIFMA Municipal Swap Index” means, on any Rate Determination Date, the Securities Industry and Financial Markets Association Municipal Swap Index, produced and made available by Municipal Market Data as of 3:00 p.m., New York City time, on the Rate Determination Date.

(mmmmm)        “SIFMA Municipal Swap Index Rate” means, on any Rate Determination Date, (i) the SIFMA Municipal Swap Index produced and made available on such date, or (ii) if such index is not made available by 3:00 p.m., New York City time, on such date, the SIFMA Municipal Swap Index Rate as in effect on the previous Rate Determination Date.

(nnnnn)        “Special Rate Period,” with respect to Series 1 VRDP Shares, means a Rate Period that is not a Minimum Rate Period and is established in accordance with paragraph (a) of Section 4 of Part I of this Statement.

(ooooo)        “Special Redemption Provisions” shall have the meaning specified in paragraph (a)(i) of Section 10 of Part I of this Statement.

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(ppppp)        “Statement” means this statement establishing and fixing the rights and preferences of Series 1 VRDP Shares, as it may be amended or supplemented from time to time.

(qqqqq)        “Subsequent Rate Period,” with respect to shares of Series 1 VRDP, means the period from, and including, the first day following the Initial Rate Period of shares of such Series to, and including, the next Rate Determination Date for shares of such Series and any period thereafter from, and including, the first day following a Rate Determination Date for shares of such Series to, and including, the next succeeding Rate Determination Date for shares of such Series; provided, however, that if any Subsequent Rate Period is also a Special Rate Period, such term shall mean the period commencing on the first day of such Special Rate Period and ending on, and including, the last day of the last Dividend Period thereof; except for Special Rate Periods, each Subsequent Rate Period will be a Minimum Rate Period.

(rrrrr)        “Substitute LIBOR Dealer” means any LIBOR Dealer selected by the Fund; provided that none of such entities shall be an existing LIBOR Dealer.

(sssss)        “Taxable Allocation” shall have the meaning specified in paragraph (a) of Section 3 of Part I of this Statement.

(ttttt)        “Tender” means an Optional Tender or Mandatory Tender, as applicable.

(uuuuu)        “Tender and Paying Agent” means The Bank of New York Mellon, or any successor Person, which has entered into an agreement with the Fund to act in such capacity as the Fund’s tender agent, transfer agent, registrar, dividend disbursing agent, paying agent and redemption price disbursing agent and calculation agent in connection with the payment of regularly scheduled dividends with respect to the Series 1 VRDP Shares.

(vvvvv)        “Tender and Paying Agent Agreement” means the agreement between the Fund and the Tender and Paying Agent, as amended, modified or supplemented from time to time, or any similar agreement with a successor Tender and Paying Agent.

(wwwww)        “U.S. Government Securities” means direct obligations of the United States or of its agencies or instrumentalities that are entitled to the full faith and credit of the United States and that, other than United States Treasury Bills, provide for the periodic payment of interest and the full payment of principal at maturity or call for redemption.

(xxxxx)        “Valuation Date” means, for purposes of determining whether the Fund is maintaining the VRDP Basic Maintenance Amount, each Business Day commencing with the Date of Original Issue.

(yyyyy)        “Voting Period” shall have the meaning specified in paragraph (b)(i) of Section 5 of Part I of this Statement.

(zzzzz)        “VRDP Basic Maintenance Amount,” as of any Valuation Date, shall have the meaning set forth in the Rating Agency Guidelines.

(aaaaaa)        “VRDP Basic Maintenance Cure Date,” with respect to the failure by the Fund to satisfy the VRDP Basic Maintenance Amount (as required by paragraph (a) of Section 7 of Part I of this Statement) as of a given Valuation Date, shall have the meaning set forth in the Rating Agency Guidelines, but in no event shall it be longer than 10 calendar days following such Valuation Date.

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(bbbbbb)        “VRDP Basic Maintenance Report” shall have the meaning set forth in the Rating Agency Guidelines.

(cccccc)        “VRDP Fee Agreement” means the Variable Rate Demand Preferred Shares (VRDP) Fee Agreement with respect to Series 1 VRDP Shares, dated [•], 2013, between the Fund and the Liquidity Provider, as amended, modified or supplemented from time to time or any similar agreement with a successor Liquidity Provider.

(dddddd)        “VRDP Purchase Agreement” means the Variable Rate Demand Preferred Shares (VRDP) Purchase Agreement with respect to Series 1 VRDP Shares, dated [•], 2013, between the Liquidity Provider and the Tender and Paying Agent, as amended, modified or supplemented, or any Alternate VRDP Purchase Agreement.

PART I

1.        Number of Authorized Shares.

The initial number of authorized shares constituting Series 1 VRDP is as set forth above under the title “Designation of Series 1 VRDP.”

2.        Dividends.

(a)        Ranking. The shares of Series 1 VRDP shall rank on a parity with each other, with shares of any other Series of VRDP and with shares of any other series of Preferred Shares as to the payment of dividends by the Fund.

(b)        Cumulative Cash Dividends. The Holders of Series 1 VRDP Shares shall be entitled to receive, when, as and if declared by the Board of Trustees, out of funds legally available therefor in accordance with the Declaration and applicable law, cumulative cash dividends at the Applicable Rate for shares of such Series, determined as set forth in paragraph (e) of this Section 2, and no more (except to the extent set forth in Section 3 of Part I of this Statement and Section 6 of Part II of this Statement), payable on the Dividend Payment Dates with respect to shares of such Series determined pursuant to paragraph (d) of this Section 2. Holders of Series 1 VRDP Shares shall not be entitled to any dividend, whether payable in cash, property or shares, in excess of full cumulative dividends, as herein provided, on Series 1 VRDP Shares. No interest, or sum of money in lieu of interest, shall be payable in respect of any dividend payment or payments on Series 1 VRDP Shares which may be in arrears, and no additional sum of money shall be payable in respect of such arrearage, except that the Fund shall pay as a supplemental dividend a Late Charge (as defined below in paragraph (e)(i)(C) of this Section 2) on account of a Failure to Deposit, if any, in respect of each day during the period commencing on the day a Failure to Deposit occurs through and including the day immediately preceding the earlier of (i) the day the Failure to Deposit is cured and (ii) the third Business Day next succeeding the day on which the Failure to Deposit occurred.

(c)        Dividends Cumulative from Date of Original Issue. Dividends on Series 1 VRDP Shares shall be declared daily and accumulate at the Applicable Rate for shares of such Series from the Date of Original Issue thereof.

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(d)        Dividend Payment Dates and Adjustment Thereof. The Dividend Payment Date with respect to Series 1 VRDP Shares shall be the first Business Day of each calendar month; provided, however, that:

(i)        notwithstanding the foregoing, the Fund in its discretion may establish more frequent Dividend Payment Dates than monthly in respect of any Minimum Rate Period, and the Dividend Payment Date for the Dividend Period prior to the commencement of a Special Rate Period shall be the Business Day immediately preceding the first day of such Special Rate Period; and

(ii)        notwithstanding the foregoing, the Fund in its discretion may establish the Dividend Payment Dates in respect of any Special Rate Period for Series 1 VRDP Shares consisting of more than seven Rate Period Days; provided, however, that such dates shall be set forth in the Notice of Proposed Special Rate Period and Notice of Special Rate Period relating to such Special Rate Period, as delivered to the Remarketing Agent, which Notice of Proposed Special Rate Period and Notice of Special Rate Period shall be filed with the Secretary of the Fund; and further provided that (1) any such Dividend Payment Date shall be a Business Day and (2) the last Dividend Payment Date in respect of such Special Rate Period shall be the Business Day immediately following the last day thereof, as such last day is determined in accordance with paragraph (b) of Section  4 of Part I of this Statement.

(e)        Applicable Rates and Calculation of Dividends.

(i)        Applicable Rates. The dividend rate on Series 1 VRDP Shares during the Initial Rate Period shall be equal to the rate per annum specified under “Designation of Series 1 VRDP” above. Except for Special Rate Periods, each Subsequent Rate Period will be a Minimum Rate Period. For each Subsequent Rate Period of shares of such Series thereafter, the dividend rate on shares of such Series shall be equal to the rate per annum that results from the Applicable Rate Determination for shares of such Series on the Rate Determination Date immediately preceding such Subsequent Rate Period; provided, however, that:

(A)        if an Applicable Rate Determination for any such Subsequent Rate Period is not held for any reason other than as described below, the dividend rate on shares of such Series for such Subsequent Rate Period will be adjusted to the Maximum Rate for shares of such Series on the Rate Determination Date therefor;

(B)        in the event of a Failed Remarketing Condition, the Applicable Rate as of the close of business on the day the Failed Remarketing Condition first occurs will be adjusted to the Maximum Rate (with the Applicable Spread subject to adjustment as set forth in the definition of Applicable Spread), and the Maximum Rate will continue to be the Applicable Rate (i) until the first day of the next succeeding Subsequent Rate Period after a Failed Remarketing Condition no longer exists in the case of a Minimum Rate Period or a Special Rate Period of 28 Rate Period Days or fewer, and (ii) until the first day of the next succeeding Dividend Period after a Failed Remarketing

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Condition no longer exists in the case of a Special Rate Period of greater than 28 Rate Period Days;

(C)        if any Failure to Deposit shall have occurred with respect to shares of such Series during any Dividend Period thereof, but, prior to 12:00 noon, New York City time, on the third Business Day next succeeding the date on which such Failure to Deposit occurred, such Failure to Deposit shall have been cured in accordance with paragraph (f) of this Section 2, and the Fund shall have paid to the Tender and Paying Agent as a late charge (“Late Charge”), daily supplemental dividends equal in the aggregate to the sum of (1) if such Failure to Deposit consisted of the failure timely to pay to the Tender and Paying Agent the full amount of dividends with respect to any Dividend Period of the shares of such Series, an amount computed by multiplying (x) the Applicable Rate for the Rate Period during which such Failure to Deposit occurs on the Dividend Payment Date for such Dividend Period plus 2.00% by (y) a fraction, the numerator of which shall be the number of days for which such Failure to Deposit has not been cured in accordance with paragraph (f) of this Section 2 (including the day such Failure to Deposit occurs and excluding the day such Failure to Deposit is cured) and the denominator of which shall be 360, and applying the rate obtained against the aggregate Liquidation Preference of the outstanding shares of such Series (with the amount for each individual day that such Failure to Deposit occurs or continues uncured being declared as a supplemental dividend on that day) and (2) if such Failure to Deposit consisted of the failure timely to pay to the Tender and Paying Agent the Redemption Price of the shares, if any, of such Series for which Notice of Redemption has been provided by the Fund pursuant to paragraph (c) of Section 10 of Part I of this Statement, an amount computed by multiplying, (x) for the Rate Period during which such Failure to Deposit occurs on the redemption date, the Applicable Rate plus 2.00% by (y) a fraction, the numerator of which shall be the number of days for which such Failure to Deposit is not cured in accordance with paragraph (f) of this Section 2 (including the day such Failure to Deposit occurs and excluding the day such Failure to Deposit is cured) and the denominator of which shall be 360, and applying the rate obtained against the aggregate Liquidation Preference of the outstanding shares of such Series to be redeemed (with the amount for each individual day that such Failure to Deposit occurs or continues uncured being declared as a supplemental dividend on that day), and if a Rate Determination Date occurs on the date on which such Failure to Deposit occurred or on either of the two Business Days succeeding that date, and the Failure to Deposit has not been cured on such Rate Determination Date in accordance with paragraph (f) of this Section 2, no Applicable Rate Determination will be held in respect of shares of such Series for the Subsequent Rate Period relating to such Rate Determination Date and the dividend rate for shares of such Series for such Subsequent Rate Period will be the Maximum Rate for shares of such Series on the Rate Determination Date for such Subsequent Rate Period; or

(D)        if any Failure to Deposit shall have occurred with respect to shares of such Series during any Dividend Period thereof, and, prior to 12:00 noon,

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New York City time, on the third Business Day next succeeding the date on which such Failure to Deposit occurred, such Failure to Deposit shall not have been cured in accordance with paragraph (f) of this Section 2 or the Fund shall not have paid the applicable Late Charge to the Tender and Paying Agent, no Applicable Rate Determination will occur in respect of shares of such Series for the first Subsequent Rate Period thereof thereafter (or for any Rate Period thereof thereafter to and including the Rate Period during which (1) such Failure to Deposit is cured in accordance with paragraph (f) of this Section 2 and (2) the Fund pays the applicable Late Charge to the Tender and Paying Agent, in each case no later than 12:00 noon, New York City time, on the fourth Business Day prior to the end of such Rate Period), and the dividend rate for shares of such Series for each such Subsequent Rate Period shall be a rate per annum equal to the Maximum Rate for shares of such Series on the Rate Determination Date for such Subsequent Rate Period (but with the prevailing rating for shares of such Series, for purposes of determining such Maximum Rate, being deemed to be “below ‘Baa3’/‘BBB-’”).

Each dividend rate determined in accordance with this paragraph (e)(i) of Section 2 of Part I of this Statement shall be an “Applicable Rate.”

(ii)        Calculation of Dividends. The amount of dividends per share payable on shares of Series 1 VRDP on any Dividend Payment Date shall equal the sum of the dividends accumulated but not yet paid for each Rate Period (or part thereof) in the related Dividend Period or Dividend Periods. The amount of dividends accumulated for each such Rate Period (or part thereof) shall be computed by multiplying the Applicable Rate in effect for shares of such Series for such Rate Period (or part thereof) by a fraction, the numerator of which shall be the number of days in such Rate Period (or part thereof) and the denominator of which shall be the actual number of days in the year (365 or 366), and applying each such rate obtained against $100,000.

(f)        Curing a Failure to Deposit. A Failure to Deposit with respect to shares of Series 1 VRDP shall have been cured (if such Failure to Deposit is not solely due to the willful failure of the Fund to make the required payment to the Tender and Paying Agent) with respect to any Dividend Period of shares of such Series if, within the respective time periods described in paragraph (e)(i) of this Section 2, the Fund shall have paid to the Tender and Paying Agent (A) all accumulated but unpaid dividends on shares of such Series and (B) without duplication, the Redemption Price for shares, if any, of such Series for which Notice of Redemption has been provided by the Fund pursuant to paragraph (c) of Section 10 of Part I of this Statement; provided, however, that the foregoing clause (B) shall not apply to the Fund’s failure to pay the Redemption Price in respect of VRDP Shares when the related Redemption Notice provides that redemption of such shares is subject to one or more conditions precedent and any such condition precedent shall not have been satisfied at the time or times and in the manner specified in such Notice of Redemption.

(g)        Dividend Payments by Fund to Tender and Paying Agent. In connection with each Dividend Payment Date for Series 1 VRDP Shares, the Fund shall pay to the Tender and Paying Agent, not later than 12:00 noon, New York City time, on the earlier of (i) the third Business Day next succeeding the Rate Determination Date immediately preceding the Dividend Payment Date and (ii) the Business Day immediately preceding the Dividend Payment Date, an aggregate amount of

25

Deposit Securities equal to the dividends to be paid to all Holders of shares of such Series on such Dividend Payment Date, or as otherwise provided for and in connection with designation of a Special Rate Period. If an aggregate amount of funds equal to the dividends to be paid to all Holders of shares of such Series on such Dividend Payment Date are not available in New York, New York, by 12:00 noon, New York City time, on the Business Day immediately preceding such Dividend Payment Date, the Tender and Paying Agent will notify the Liquidity Provider by Electronic Means of such fact prior to the close of business on such day.

(h)        Tender and Paying Agent as Trustee of Dividend Payments by Fund. All Deposit Securities paid to the Tender and Paying Agent for the payment of dividends on Series 1 VRDP Shares shall be held in trust for the payment of such dividends by the Tender and Paying Agent for the benefit of the Holders specified in paragraph (i) of this Section 2. Any moneys paid to the Tender and Paying Agent in accordance with the foregoing but not applied by the Tender and Paying Agent to the payment of dividends will, to the extent permitted by law, be repaid to the Fund as soon as possible after the date on which such moneys were so to have been applied upon request of the Fund.

(i)        Dividends Paid to Holders. Each dividend on Series 1 VRDP Shares shall be declared daily to the Holders thereof at the close of business on each such day and paid on each Dividend Payment Date to the Holders thereof at the close of business on the day immediately preceding such Dividend Payment Date. In connection with any transfer of Series 1 VRDP Shares, the transferor as Beneficial Owner of Series 1 VRDP Shares shall be deemed to have agreed pursuant to the terms of the Series 1 VRDP Shares to transfer to the transferee the right to receive from the Fund any dividends declared and unpaid for each day prior to the transferee becoming the Beneficial Owner of the Series 1 VRDP Shares in exchange for payment of the Purchase Price for such Series 1 VRDP Shares by the transferee.

(j)        Dividends Credited Against Earliest Accumulated But Unpaid Dividends. Any dividend payment made on Series 1 VRDP Shares that is insufficient to cover the entire amount of dividends payable shall first be credited against the earliest accumulated but unpaid dividends due with respect to such shares. Dividends in arrears for any past Dividend Period may be declared and paid at any time, without reference to any regular Dividend Payment Date, to the Holders as their names appear on the record books of the Fund on such date, not exceeding 15 days preceding the payment date thereof, as may be fixed by the Board of Trustees.

(k)        Dividends Designated as Exempt-Interest Dividends. Dividends on Series 1 VRDP Shares shall be designated as exempt-interest dividends up to the amount of tax-exempt income of the Fund, to the extent permitted by, and for purposes of, Section 852 of the Code.

3.        Gross-Up Payments. Holders of Series 1 VRDP Shares shall be entitled to receive, when, as and if declared by the Board of Trustees, out of funds legally available therefor, dividends in an amount equal to the aggregate Gross-up Payments as follows:

(a)        If the Fund allocates any net capital gains or ordinary income taxable for regular federal income tax purposes to a dividend paid on Series 1 VRDP Shares without either having given advance notice thereof to the Remarketing Agent or simultaneously increasing such dividend payment by an additional amount, both as provided in Section 6 of Part II of this Statement (such allocation being referred to herein as a “Taxable Allocation”), the Fund shall, prior to the end of the calendar year in which such dividend was paid, provide notice thereof to the Remarketing Agent and direct the

26

Tender and Paying Agent to send such notice with a Gross-up Payment to the Holder that was entitled to such dividend payment during such calendar year at such Holder’s address as the same appears or last appeared on the record books of the Fund.

(b)        The Fund shall not be required to make Gross-up Payments with respect to any net capital gains or ordinary income determined by the Internal Revenue Service to be allocable in a manner different from the manner used by the Fund.

4.        Designation of Special Rate Periods.

(a)        Length of and Preconditions for Special Rate Period. The Fund, at its option, may designate any succeeding Subsequent Rate Period for Series 1 VRDP Shares as a Special Rate Period consisting of a specified number of Rate Period Days evenly divisible by seven and not more than 1,820, subject to adjustment as provided in paragraph (b) of this Section 4. A designation of a Special Rate Period shall be effective only if (A) it is permitted by applicable law and the Declaration, (B) notice thereof shall have been given in accordance with paragraph (c) and paragraph (d)(i) of this Section 4, (C) no Series 1 VRDP Shares are owned by the Liquidity Provider pursuant to the Purchase Obligation on either the Rate Determination Date for such proposed Special Rate Period or on the first day of such Special Rate Period and full cumulative dividends and any amounts due with respect to redemptions payable prior to such date have been paid in full, in each case, on Series 1 VRDP Shares, and (D) if any Notice of Redemption shall have been provided by the Fund pursuant to paragraph (c) of Section 10 of Part I of this Statement with respect to any shares of such Series, the Redemption Price with respect to such shares shall have been deposited with the Tender and Paying Agent. In the event the Fund wishes to designate any succeeding Subsequent Rate Period for Series 1 VRDP Shares as a Special Rate Period consisting of more than 28 Rate Period Days, the Fund shall notify Fitch (if Fitch is then rating shares of such Series), Moody’s (if Moody’s is then rating shares of such Series) and S&P (if S&P is then rating shares of such Series) in advance of the commencement of such Subsequent Rate Period that the Fund wishes to designate such Subsequent Rate Period as a Special Rate Period and shall provide Fitch (if Fitch is then rating shares of such Series), Moody’s (if Moody’s is then rating shares of such Series) and S&P (if S&P is then rating shares of such Series) with such documents as the applicable Rating Agency may request.

(b)        Adjustment of Length of Special Rate Period. In the event the Fund wishes to designate a Subsequent Rate Period for Series 1 VRDP Shares as a Special Rate Period, but the day that would otherwise be the last day of such Special Rate Period is not a Wednesday that is a Business Day, then the Special Rate Period shall end on the next Business Day and the succeeding Subsequent Rate Period will end on the following Wednesday.

(c)        Notice of Proposed Special Rate Period. If the Fund proposes to designate any succeeding Subsequent Rate Period for Series 1 VRDP Shares as a Special Rate Period pursuant to paragraph (a) of this Section 4, not less than 20 (or such lesser number of days as may be agreed to from time to time by the Remarketing Agent) nor more than 30 days prior to the date the Fund proposes to designate as the first day of such Special Rate Period (which shall be such day that would otherwise be the first day of a Minimum Rate Period), notice (“Notice of Proposed Special Rate Period”) shall be sent by the Fund by Electronic Means (or by first-class mail, postage prepaid, where the Series 1 VRDP Shares are in physical form) to the Holders of shares of such Series with copies provided to the Tender and Paying Agent, the Liquidity Provider and the Remarketing Agent. Each such notice shall state (A) that the Fund may exercise its option to designate a succeeding Subsequent

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Rate Period of shares of such Series as a Special Rate Period, specifying the first day thereof, (B) that the Fund will, by 11:00 a.m., New York City time, on the second Business Day immediately preceding such date (or by such later time or date, or both, as may be agreed to by the Remarketing Agent) notify the Remarketing Agent of either (x) its determination, subject to certain conditions, to exercise such option, or (y) its determination not to exercise such option, (C) the Rate Determination Date immediately prior to the first day of such Special Rate Period, (D) that such Special Rate Period shall not commence if (1) any Series 1 VRDP Shares are owned by the Liquidity Provider pursuant to the Purchase Obligation on either the Rate Determination Date for such proposed Special Rate Period or on the first day of such Special Rate Period, or (2) full cumulative dividends or any amounts due with respect to redemptions payable prior to such Rate Determination Date have not been paid in full, in each case, on Series 1 VRDP Shares, (E) the scheduled Dividend Payment Dates for shares of such Series during such Special Rate Period and (F) a description of the Other Special Rate Period Provisions, if any, applicable to shares of such Series in respect of such Special Rate Period.

(d)        Notice of Special Rate Period. No later than 11:00 a.m., New York City time, on the second Business Day immediately preceding the first day of any proposed Special Rate Period for Series 1 VRDP Shares as to which notice has been given as set forth in paragraph (c) of this Section 4 (or such later time or date, or both, as may be agreed to by the Remarketing Agent), the Fund shall deliver to the Remarketing Agent and the Liquidity Provider either:

(i)        a notice (“Notice of Special Rate Period”) stating (A) that the Fund has determined to designate the next succeeding Rate Period of shares of such Series as a Special Rate Period, specifying the same and the first day thereof, (B) the Rate Determination Date immediately prior to the first day of such Special Rate Period, (C) that such Special Rate Period shall not commence if (1) any Series 1 VRDP Shares are owned by the Liquidity Provider pursuant to the Purchase Obligation on either such Rate Determination Date or on the first day of such Special Rate Period, or (2) full cumulative dividends or any amounts due with respect to redemptions payable, in each case, on Series 1 VRDP Shares, prior to such Rate Determination Date have not been paid in full, (D) the scheduled Dividend Payment Dates for shares of such Series during such Special Rate Period and (E) the Other Special Rate Period Provisions, if any, applicable to shares of such Series in respect of such Special Rate Period, such notice to be accompanied by (if then applicable) a VRDP Basic Maintenance Report showing that, as of the third Business Day immediately preceding such proposed Special Rate Period, Fitch Eligible Assets (if Fitch is then rating the shares of such Series), Moody’s Eligible Assets (if Moody’s is then rating the shares of such Series) and S&P Eligible Assets (if S&P is then rating the shares of such Series) each have an aggregate Discounted Value at least equal to the VRDP Basic Maintenance Amount as of such Business Day (assuming for purposes of the foregoing calculation that (a) the Maximum Rate is the Maximum Rate on such Business Day as if such Business Day were the Rate Determination Date for the proposed Special Rate Period, and (b) the Moody’s Discount Factors applicable to Moody’s Eligible Assets are determined by reference to the first Exposure Period (as defined in the Moody’s Guidelines) longer than the Exposure Period then applicable to the Fund, as described in the Moody’s Guidelines); or

(ii)        a notice stating that the Fund has determined not to exercise its option to designate a Special Rate Period for shares of such Series and that the next succeeding Rate Period of shares of such Series shall be a Minimum Rate Period.

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(e)        Failure to Deliver Notice of Special Rate Period. If the Fund fails to deliver either of the notices described in paragraphs (d)(i) or (d)(ii) of this Section 4 (and, in the case of the notice described in paragraph (d)(i) of this Section 4, a VRDP Basic Maintenance Report to the effect set forth in such paragraph (if Fitch, Moody’s or S&P is then rating the shares of the Series in question)) with respect to any designation of any proposed Special Rate Period to the Remarketing Agent and the Liquidity Provider by 11:00 a.m., New York City time, on the second Business Day immediately preceding the first day of such proposed Special Rate Period (or by such later time or date, or both, as may be agreed to by the Remarketing Agent and the Liquidity Provider), the Fund shall be deemed to have delivered a notice to the Remarketing Agent and the Liquidity Provider with respect to such Special Rate Period to the effect set forth in paragraph (d)(ii) of this Section 4. In the event the Fund delivers to the Remarketing Agent and the Liquidity Provider a notice described in paragraph (d)(i) of this Section 4, it shall file a copy of such notice with the Secretary of the Fund, and the contents of such notice shall be binding on the Fund. In the event the Fund delivers to the Remarketing Agent and the Liquidity Provider a notice described in paragraph (d)(ii) of this Section 4, the Fund will provide Fitch (if Fitch is then rating the shares of the Series in question), Moody’s (if Moody’s is then rating the shares of the Series in question) and S&P (if S&P is then rating the shares of the Series in question) a copy of such notice.

(f)        Other Special Rate Period Provisions. In connection with any Special Rate Period designated pursuant to this Section 4, the Fund, without the vote or consent of any Holder of Series 1 VRDP Shares but with prior written consent of the Liquidity Provider, may provide for provisions relating solely to such Special Rate Period that differ from those provided in this Statement, including with respect to the Purchase Obligation, optional tender provisions, mandatory tender provisions, mandatory purchase provisions, the dividend rate setting provisions (including as to the Maximum Rate), and, if the dividend may be determined by reference to an index, formula or other method, the manner in which it will be determined, Special Redemption Provisions or other redemption provisions (other than Section 10(b)(i)(A) of this Statement) and modified or new definitions (“Other Special Rate Period Provisions”); provided that such provisions do not affect the parity ranking of Series 1 VRDP Shares relative to any other series of Preferred Shares of the Fund then outstanding with respect to dividends or distribution of assets upon dissolution, liquidation or winding up of the affairs of the Fund.

5.        Voting Rights.

(a)        One Vote Per VRDP Share. Except as otherwise provided in the Declaration or as otherwise required by law, (i) each Holder of VRDP Shares shall be entitled to one vote for each VRDP Share held by such Holder on each matter submitted to a vote of shareholders of the Fund, and (ii) the holders of outstanding Preferred Shares, including each VRDP Share, and of Common Shares shall vote together as a single class; provided, however, that the holders of outstanding Preferred Shares, including VRDP Shares, voting as a class, to the exclusion of the holders of all other securities and classes of shares of beneficial interest of the Fund, shall be entitled to elect two trustees of the Fund at all times, each Preferred Share, including each VRDP Share, entitling the holder thereof to one vote. Subject to paragraph (b) of this Section 5, the holders of outstanding Common Shares and Preferred Shares, including VRDP Shares, voting together as a single class, shall elect the balance of the trustees.

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(b)        Voting for Additional Trustees.

(i)        Voting Period. During any period in which any one or more of the conditions described in subparagraphs (A) or (B) of this paragraph (b)(i) shall exist (such period being referred to herein as a “Voting Period”), the number of trustees constituting the Board of Trustees shall be automatically increased by the smallest number that, when added to the two trustees elected exclusively by the holders of Preferred Shares, including VRDP Shares, would constitute a majority of the Board of Trustees as so increased by such smallest number; and the holders of Preferred Shares, including VRDP Shares, shall be entitled, voting as a class on a one-vote-per-share basis (to the exclusion of the holders of all other securities and classes of shares of beneficial interest of the Fund), to elect such smallest number of additional trustees, together with the two trustees that such holders are in any event entitled to elect. A Voting Period shall commence:

(A)        if at the close of business on any Dividend Payment Date accumulated dividends (whether or not earned or declared) on any outstanding Preferred Shares, including VRDP Shares, equal to at least two full years’ dividends shall be due and unpaid and sufficient cash or specified securities shall not have been deposited with the Tender and Paying Agent for the payment of such accumulated dividends; or

(B)        if at any time holders of Preferred Shares are entitled under the 1940 Act to elect a majority of the trustees of the Fund.

Upon the termination of a Voting Period, the voting rights described in this paragraph (b)(i) shall cease, subject always, however, to the revesting of such voting rights in the holders of Preferred Shares upon the further occurrence of any of the events described in this paragraph (b)(i).

(ii)        Notice of Special Meeting. As soon as practicable after the accrual of any right of the holders of Preferred Shares to elect additional trustees as described in paragraph (b)(i) of this Section 5, the Fund shall call a special meeting of such holders, and the Fund shall mail a notice of such special meeting to such holders, such meeting to be held not less than 10 nor more than 20 days after the date of mailing of such notice. If a special meeting is not called by the Fund, it may be called by any such holder on like notice. The record date for determining the holders entitled to notice of and to vote at such special meeting shall be the close of business on the fifth Business Day preceding the day on which such notice is mailed. At any such special meeting and at each meeting of holders of Preferred Shares held during a Voting Period at which trustees are to be elected, such holders, voting together as a class (to the exclusion of the holders of all other securities and classes of shares of beneficial interest of the Fund), shall be entitled to elect the number of trustees prescribed in paragraph (b)(i) of this Section 5 on a one-vote-per-share basis.

(iii)        Terms of Office of Existing Trustees. The terms of office of all persons who are trustees of the Fund at the time of a special meeting of Holders and holders of other Preferred Shares to elect trustees shall continue, notwithstanding the election at such meeting by the Holders and such other holders of other Preferred Shares

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of the number of trustees that they are entitled to elect, and the persons so elected by the Holders and such other holders of other Preferred Shares, together with the two incumbent trustees elected by the Holders and such other holders of other Preferred Shares and the remaining incumbent trustees elected by the holders of the Common Shares and Preferred Shares, shall constitute the duly elected trustees of the Fund.

(iv)        Terms of Office of Certain Trustees to Terminate Upon Termination of Voting Period. Simultaneously with the termination of a Voting Period, the terms of office of the additional trustees elected by the Holders and holders of other Preferred Shares pursuant to paragraph (b)(i) of this Section 5 shall terminate, the remaining trustees shall constitute the trustees of the Fund and the voting rights of the Holders and such other holders to elect additional trustees pursuant to paragraph (b)(i) of this Section 5 shall cease, subject to the provisions of the last sentence of paragraph (b)(i) of this Section 5.

(c)        Holders of VRDP Shares to Vote on Certain Other Matters.

(i)        Increases in Capitalization and Certain Amendments. So long as any VRDP Shares are Outstanding, the Fund shall not, without the affirmative vote or consent of the Holders of at least a majority of the Series 1 VRDP Shares outstanding at the time, in person or by proxy, either in writing or at a meeting, voting as a separate class: (a) authorize, create or issue any class or series of shares ranking prior to or on a parity with Series 1 VRDP Shares with respect to the payment of dividends or the distribution of assets upon dissolution, liquidation or winding up of the affairs of the Fund, or authorize, create or issue additional shares of any Series of VRDP Shares (except that, notwithstanding the foregoing, the Board of Trustees, without the vote or consent of the Holders of Series 1 VRDP Shares, may from time to time authorize and create, and the Fund may from time to time issue additional shares of, any Series of VRDP, including Series 1 VRDP, or classes or series of Preferred Shares ranking on a parity with Series 1 VRDP Shares with respect to the payment of dividends and the distribution of assets upon dissolution, liquidation or winding up of the affairs of the Fund), or (b) amend, alter or repeal the provisions of the Declaration, or this Statement, whether by merger, consolidation or otherwise, so as to materially and adversely affect any preference, right or power of such Series 1 VRDP Shares or the Holders thereof; provided, however, that (i) none of the actions permitted by the exception to (a) above will be deemed to affect such preferences, rights or powers, (ii) a division of a VRDP Share will be deemed to affect such preferences, rights or powers only if the terms of such division adversely affect the Holders of Series 1 VRDP Shares and (iii) the authorization, creation and issuance of classes or series of shares ranking junior to Series 1 VRDP Shares with respect to the payment of dividends and the distribution of assets upon dissolution, liquidation or winding up of the affairs of the Fund will be deemed to affect such preferences, rights or powers only if such issuance would, at the time thereof, cause the Fund not to satisfy the Minimum VRDP Asset Coverage. For purposes of the foregoing, except as otherwise set forth in this Statement, no matter shall be deemed to materially and adversely affect any right, preference or power of the Series 1 VRDP Shares or the Holders thereof unless such matter (i) alters or abolishes any preferential right of such Series; (ii) creates, alters or abolishes any right in respect of redemption of such Series; or (iii) creates or alters (other than to abolish or to comply

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with applicable law) any restriction on transfer applicable to such Series. So long as any Series 1 VRDP Shares are Outstanding, the Fund shall not, without the affirmative vote or consent of the Holders of at least 66 2/3% of the Series 1 VRDP Shares outstanding at the time, in person or by proxy, either in writing or at a meeting, voting as a separate class, file a voluntary application for relief under federal bankruptcy law or any similar application under state law for so long as the Fund is solvent and does not foresee becoming insolvent. If any action set forth above would adversely affect the rights of Series 1 VRDP in a manner different from any other Series of VRDP, the Fund will not approve any such action without the affirmative vote or consent of the Holders of at least a majority of the shares of the Series 1 VRDP outstanding at the time, in person or by proxy, either in writing or at a meeting (the Series 1 VRDP voting as a separate class). Notwithstanding the foregoing, the Fund, without approval of Holders of Series 1 VRDP Shares or other shareholders of the Fund, has the right to (x) terminate the services of any and all Rating Agencies providing a long-term rating for the Series 1 VRDP Shares, and such rating or ratings, to the extent it or they would have been taken into account in any of the provisions in this Statement, will be disregarded (for the avoidance of doubt, other than the effect of the absence of such ratings for purposes of determining the Maximum Rate) and (y) provide for Other Special Rate Period Provisions in accordance with, but subject to the limitations set forth in, paragraph (f) of Section 4 of Part I of this Statement.

(ii)        1940 Act Matters. Unless a higher percentage is provided for in the Declaration, (A) the affirmative vote of the holders of at least a “majority of the Outstanding Preferred Shares,” including VRDP Shares, outstanding at the time, voting as a separate class, shall be required to approve any conversion of the Fund from a closed-end to an open-end investment company and (B) the affirmative vote of the holders of a “majority of the Outstanding Preferred Shares,” including VRDP Shares, voting as a separate class, shall be required to approve any plan of reorganization (as such term is used in the 1940 Act) adversely affecting such shares. The affirmative vote of the holders of a “majority of the Outstanding Preferred Shares,” including VRDP Shares, voting as a separate class, shall be required to approve any action not described in the first sentence of this Section 5(c)(ii) requiring a vote of security holders of the Fund under Section 13(a) of the 1940 Act. For purposes of the foregoing, “majority of the Outstanding Preferred Shares” means (i) 67% or more of such shares present at a meeting, if the holders of more than 50% of such shares are present or represented by proxy, or (ii) more than 50% of such shares, whichever is less. In the event a vote of Holders of Series 1 VRDP Shares is required pursuant to the provisions of Section 13(a) of the 1940 Act, the Fund shall, not later than 10 Business Days prior to the date on which such vote is to be taken, notify Fitch (if Fitch is then rating the Series 1 VRDP Shares), Moody’s (if Moody’s is then rating the Series 1 VRDP Shares) and S&P (if S&P is then rating the Series 1 VRDP Shares) that such vote is to be taken and the nature of the action with respect to which such vote is to be taken. The Fund shall, not later than 10 Business Days after the date on which such vote is taken, notify Moody’s (if Moody’s is then rating the Series 1 VRDP Shares) of the results of such vote.

(iii)        Exclusive Right to Vote on Certain Matters. Notwithstanding the foregoing, and except as otherwise required by the 1940 Act, whenever a vote of Holders of Series 1 VRDP Shares is otherwise required by this Statement, the Declaration or applicable

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law, (i) Holders of outstanding shares of Series 1 VRDP will be entitled as a Series, to the exclusion of the holders of all other shares, including other Preferred Shares, Common Shares and other classes of shares of beneficial interest of the Fund, to vote on matters affecting shares of Series 1 VRDP that do not adversely affect any of the rights of holders of such other shares, including other Preferred Shares, Common Shares and other classes of shares of beneficial interest, as expressly set forth in the Declaration or statement establishing and designating any such shares, and (ii) Holders of outstanding shares of Series 1 VRDP will not be entitled to vote on matters affecting any other Preferred Shares that do not adversely affect any of the rights of Holders of shares of Series 1 VRDP, as expressly set forth in the Declaration and this Statement.

(d)        Board May Take Certain Actions Without Shareholder Approval. The Fund is not required to maintain any particular short-term or long-term ratings for the Series 1 VRDP Shares, and, subject only to Section 9 of this Part I, the Board of Trustees, without the vote or consent of any holder of Preferred Shares, including any Series of VRDP, or any other shareholder of the Fund, may from time to time adopt, amend, alter or repeal any or all of the definitions contained herein, add covenants and other obligations of the Fund, or confirm the applicability of covenants and other obligations set forth herein, in connection with obtaining, maintaining or changing the rating of any Rating Agency which is then rating the Series 1 VRDP Shares, and any such adoption, amendment, alteration or repeal will not be deemed to affect the preferences, rights or powers of Series 1 VRDP Shares, or the Holders thereof.

Subject only to Section 9 of this Part I, the Board of Trustees may, at any time, replace a Rating Agency or terminate the services of any Rating Agencies then providing a rating for the Series 1 VRDP Shares without replacement, in either case, without the approval of Holders of Series 1 VRDP Shares or other shareholders of the Fund. In the event a Rating Agency ceases to furnish a long-term rating for the Series 1 VRDP Shares or the Fund terminates the services of a Rating Agency then providing a long-term rating for the Series 1 VRDP Shares, such rating, to the extent it would have been taken into account in any of the provisions of the Series 1 VRDP Shares included in this Statement, will be disregarded, and only the ratings of the then-designated Rating Agency or Agencies, if any, will be taken into account (for the avoidance of doubt, other than the effect of the absence of such ratings for purposes of determining the Maximum Rate).

Notwithstanding anything herein to the contrary, the Rating Agency Guidelines, as they may be amended from time to time by the respective Rating Agency, will be reflected in a written document and may be amended by the respective Rating Agency without the vote, consent or approval of the Fund, the Board of Trustees and any Holders of Series 1 VRDP Shares, or any other shareholder of the Fund.

Notwithstanding the foregoing, nothing in this Section 5 is intended in any way to limit the ability of (i) the Fund to make certain adjustments in the Remarketing Agreement as provided under the definition of “Maximum Rate,” subject to the limitations set forth in such definition, or (ii) the Board of Trustees to amend or alter other provisions of this Statement, without the vote or consent of any Holder of Series 1 VRDP Shares, or any other shareholder of the Fund, as otherwise provided in this Statement.

(e)        Voting Rights Set Forth Herein are Sole Voting Rights. Unless otherwise required by law, the Holders of Series 1 VRDP Shares shall not have any voting rights, relative rights or preferences or other special rights other than those specifically set forth herein.

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(f)        No Preemptive Rights or Cumulative Voting. The Holders of Series 1 VRDP Shares shall have no preemptive rights or rights to cumulative voting.

(g)        Voting for Trustees Sole Remedy for Fund’s Failure to Pay Dividends. In the event that the Fund fails to pay any dividends on the Series 1 VRDP Shares, the exclusive remedy of the Holders shall be the right to vote for trustees pursuant to the provisions of this Section 5.

(h)        Holders Entitled to Vote. For purposes of determining any rights of the Holders to vote on any matter, whether such right is created by this Statement, by the other provisions of the Declaration, by statute or otherwise, no Holder shall be entitled to vote any Series 1 VRDP Share and no Series 1 VRDP Share shall be deemed to be “outstanding” for the purpose of voting or determining the number of shares required to constitute a quorum if, prior to or concurrently with the time of determination of shares entitled to vote or shares deemed outstanding for quorum purposes, as the case may be, the requisite Notice of Redemption with respect to such shares shall have been provided as set forth in paragraph (c) of Section 10 of Part I of this Statement and Deposit Securities in an amount equal to the Redemption Price for the redemption of such shares shall have been deposited in trust with the Tender and Paying Agent for that purpose. Series 1 VRDP Shares owned (legally or beneficially) or controlled by the Fund shall not have any voting rights or be deemed to be outstanding for voting or for calculating the voting percentage required on any other matter or other purposes.

6.        Minimum VRDP Asset Coverage. The Fund shall maintain, as of the close of business on each Business Day on which any Series 1 VRDP Share is Outstanding, the Minimum VRDP Asset Coverage.

7.        VRDP Basic Maintenance Amount.

(a)        Subject to paragraph (c) below, so long as Series 1 VRDP Shares are Outstanding, the Fund shall maintain, on each Valuation Date, and shall verify to its satisfaction that it is maintaining on such Valuation Date, (i) Fitch Eligible Assets having an aggregate Discounted Value equal to or greater than the VRDP Basic Maintenance Amount (if Fitch is then rating the Series 1 VRDP Shares), (ii) Moody’s Eligible Assets having an aggregate Discounted Value equal to or greater than the VRDP Basic Maintenance Amount (if Moody’s is then rating the Series 1 VRDP Shares), (iii) S&P Eligible Assets having an aggregate Discounted Value equal to or greater than the VRDP Basic Maintenance Amount (if S&P is then rating the Series 1 VRDP Shares), and (iv) Other Rating Agency Eligible Assets having an aggregate Discounted Value equal to or greater than the VRDP Basic Maintenance Amount (if any Other Rating Agency is then rating the Series 1 VRDP Shares).

(b)        Subject to paragraph (c) below, the Fund shall deliver to each Rating Agency which is then rating Series 1 VRDP Shares and any other party specified in the Rating Agency Guidelines all certificates that are set forth in the respective Rating Agency Guidelines regarding Minimum VRDP Asset Coverage, the VRDP Basic Maintenance Amount and/or related calculations at such times and containing such information as set forth in the respective Rating Agency Guidelines (each, a “Rating Agency Certificate”). Subject to paragraph (c) below, a failure by the Fund to deliver a Rating Agency Certificate with respect to the VRDP Basic Maintenance Amount shall be deemed to be delivery of a Rating Agency Certificate indicating the Discounted Value for all assets of the Fund is less than the VRDP Basic Maintenance Amount, as of the relevant Valuation Date.

(c)        The Fund is not required to maintain any particular long-term ratings for the Series 1 VRDP Shares, and the Rating Agency Guidelines may be changed or eliminated at any time

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without the approval of Holders of Series 1 VRDP Shares or any other shareholders of the Fund, including in connection with the change or elimination of any or all long-term ratings then applicable to the Series 1 VRDP Shares.

8.        Restrictions on Dividends and Other Distributions.

(a)        Dividends on Preferred Shares. Except as set forth in the next sentence, no dividends shall be declared or paid or set apart for payment on the shares of any class or series of shares of beneficial interest of the Fund ranking, as to the payment of dividends, on a parity with Series 1 VRDP Shares for any period unless full cumulative dividends have been or contemporaneously are declared and paid on the shares of each Series of VRDP through its most recent dividend payment date. When dividends are not paid in full upon the shares of each Series of VRDP through its most recent dividend payment date or upon the shares of any other class or series of shares of beneficial interest of the Fund ranking on a parity as to the payment of dividends with VRDP Shares through their most recent respective dividend payment dates, all dividends declared and paid upon VRDP Shares and any other such class or series of shares of beneficial interest ranking on a parity as to the payment of dividends with VRDP Shares shall be declared and paid pro rata so that the amount of dividends declared and paid per share on VRDP Shares and such other class or series of shares of beneficial interest shall in all cases bear to each other the same ratio that accumulated dividends per share on the VRDP Shares and such other class or series of shares of beneficial interest bear to each other (for purposes of this sentence, the amount of dividends declared and paid per Series 1 VRDP Share shall be based on the Applicable Rate for such share for the Dividend Periods during which dividends were not paid in full).

(b)        Dividends and Other Distributions With Respect to Common Shares Under the 1940 Act. The Board of Trustees shall not declare any dividend (except a dividend payable in Common Shares), or declare any other distribution, upon the Common Shares, or purchase Common Shares, unless in every such case the Preferred Shares have, at the time of any such declaration or purchase, an asset coverage (as defined in and determined pursuant to the 1940 Act) of at least 200% (or such other asset coverage as may in the future be specified in or under the 1940 Act as the minimum asset coverage for senior securities which are shares or stock of a closed-end investment company as a condition of declaring dividends on its common shares or stock) after deducting the amount of such dividend, distribution or purchase price, as the case may be.

(c)        Other Restrictions on Dividends and Other Distributions. For so long as any Series 1 VRDP Share is Outstanding, and except as set forth in paragraph (a) of this Section 8 and paragraph (c) of Section 11 of this Part I, (A) the Fund shall not declare, pay or set apart for payment any dividend or other distribution (other than a dividend or distribution paid in shares of, or in options, warrants or rights to subscribe for or purchase, Common Shares or other shares, if any, ranking junior to the Series 1 VRDP Shares as to the payment of dividends and the distribution of assets upon dissolution, liquidation or winding up) in respect of the Common Shares or any other shares of the Fund ranking junior to or on a parity with the Series 1 VRDP Shares as to the payment of dividends or the distribution of assets upon dissolution, liquidation or winding up, or call for redemption, redeem, purchase or otherwise acquire for consideration any Common Shares or any other such junior shares (except by conversion into or exchange for shares of the Fund ranking junior to the Series 1 VRDP Shares as to the payment of dividends and the distribution of assets upon dissolution, liquidation or winding up), or any such parity shares (except by conversion into or exchange for shares of the Fund ranking junior to or on a parity with Series 1 VRDP Shares as to the payment of dividends and the distribution of assets upon dissolution, liquidation or winding up), unless (i) full cumulative dividends

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on shares of Series 1 VRDP through its most recently ended Dividend Period shall have been paid or shall have been declared and sufficient funds for the payment thereof deposited with the Tender and Paying Agent and (ii) the Fund has redeemed the full number of Series 1 VRDP Shares required to be redeemed by any provision for mandatory redemption pertaining thereto, and (B) the Fund shall not declare, pay or set apart for payment any dividend or other distribution (other than a dividend or distribution paid in shares of, or in options, warrants or rights to subscribe for or purchase, Common Shares or other shares, if any, ranking junior to Series 1 VRDP Shares as to the payment of dividends and the distribution of assets upon dissolution, liquidation or winding up) in respect of Common Shares or any other shares of the Fund ranking junior to Series 1 VRDP Shares as to the payment of dividends or the distribution of assets upon dissolution, liquidation or winding up, or call for redemption, redeem, purchase or otherwise acquire for consideration any Common Shares or any other such junior shares (except by conversion into or exchange for shares of the Fund ranking junior to Series 1 VRDP Shares as to the payment of dividends and the distribution of assets upon dissolution, liquidation or winding up), unless, to the extent any Rating Agency or Agencies are then providing a long-term rating for the Series 1 VRDP Shares, immediately after such transaction the Discounted Value of Rating Agency Eligible Assets (as determined by each Rating Agency, if any, then rating the Series 1 VRDP Shares) would at least equal the VRDP Basic Maintenance Amount (if any), if then required by such Rating Agency or Agencies.

9.        Short-Term Ratings.

The Fund will use its reasonable best efforts to maintain at least one short-term rating of the VRDP Shares, to the extent that the Liquidity Provider then has a short-term debt rating.

10.        Redemption.

(a)        Optional Redemption.

(i)        Subject to the provisions of paragraph (iv) of this paragraph (a), shares of Series 1 VRDP may be redeemed, at the option of the Fund, at any time, as a whole or from time to time in part, out of funds legally available therefor, at a Redemption Price per share equal to the sum of $100,000 plus an amount equal to accumulated but unpaid dividends thereon (whether or not earned or declared) to, but not including, the date fixed for redemption; provided, however, that (1) shares of Series 1 VRDP may not be redeemed in part if after such partial redemption fewer than 50 shares of such Series would remain Outstanding; (2) shares of Series 1 VRDP are not redeemable by the Fund during the Initial Rate Period; and (3) subject to subparagraph (ii) of this paragraph (a), the Notice of Special Rate Period relating to a Special Rate Period for shares of Series 1 VRDP, as delivered to the Remarketing Agent and filed with the Secretary of the Fund, may provide that shares of such Series shall not be redeemable during the whole or any part of such Special Rate Period or shall be redeemable during the whole or any part of such Special Rate Period only upon payment of such redemption premium or premiums as shall be specified therein (“Special Redemption Provisions”).

(ii)        A Notice of Special Rate Period relating to Series 1 VRDP for a Special Rate Period thereof may contain Special Redemption Provisions only if the Fund’s Board of Trustees, after consultation with the Remarketing Agent and the Liquidity Provider, determines that such Special Redemption Provisions are in the best interest of the Fund.

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(iii)        If fewer than all of the Outstanding shares of Series 1 VRDP are to be redeemed pursuant to subparagraph (i) of this paragraph (a), the number of shares of such Series to be redeemed shall be selected either pro rata from the Holders of shares of such Series in proportion to the number of shares of such Series held by such Holders or by lot or in such manner as the Fund’s Board of Trustees may determine to be fair and equitable. The Fund’s Board of Trustees will have the full power and authority to prescribe the terms and conditions upon which Series 1 VRDP Shares will be redeemed from time to time.

(iv)        The Fund may not on any date send a Notice of Redemption pursuant to paragraph (c) of this Section 10 in respect of a redemption contemplated to be effected pursuant to this paragraph (a) unless on such date (a) the Fund has available Deposit Securities with maturity or tender dates not later than the day preceding the applicable redemption date and having a value not less than the amount (including any applicable premium) due to Holders of Series 1 VRDP Shares by reason of the redemption of such shares on such redemption date and (b) the Discounted Value of Fitch Eligible Assets (if Fitch is then rating the Series 1 VRDP Shares), the Discounted Value of Moody’s Eligible Assets (if Moody’s is then rating the Series 1 VRDP Shares) and the Discounted Value of S&P Eligible Assets (if S&P is then rating the Series 1 VRDP Shares) each at least equals the VRDP Basic Maintenance Amount, and would at least equal the VRDP Basic Maintenance Amount immediately subsequent to such redemption if such redemption were to occur on such date. For purposes of determining in clause (b) of the preceding sentence whether the Discounted Value of Moody’s Eligible Assets at least equals the VRDP Basic Maintenance Amount, the Moody’s Discount Factors applicable to Moody’s Eligible Assets shall be determined by reference to the first Exposure Period longer than the Exposure Period then applicable to the Fund, as described in the definition of Moody’s Discount Factor herein.

(b)        Mandatory Redemption

(i)        (A) The Fund shall redeem all Outstanding Series 1 VRDP Shares on December 1, 2040, at a Redemption Price equal to $100,000 per share plus accumulated but unpaid dividends thereon (whether or not earned or declared) to, but excluding, such date.

(B)        Except as otherwise provided below, the Fund shall redeem Preferred Shares, if the Fund fails to, if applicable, have Fitch Eligible Assets (if Fitch is then rating the Series 1 VRDP Shares) with a Discounted Value, Moody’s Eligible Assets (if Moody’s is then rating the Series 1 VRDP Shares) with a Discounted Value, S&P Eligible Assets (if S&P is then rating the Series 1 VRDP Shares) with a Discounted Value, or Other Rating Agency Eligible Assets (if any Other Rating Agency is then rating the Series 1 VRDP Shares) with a Discounted Value greater than or equal to the VRDP Basic Maintenance Amount, and such failure is not cured on or before the VRDP Basic Maintenance Cure Date. In the event of failure by the Fund to have Rating Agency Eligible Assets with a Discounted Value greater than or equal to the VRDP Basic Maintenance Amount, if then applicable, the Fund may seek to cure such failure on or prior to the VRDP Basic Maintenance Cure Date by complying with the requirements of the Rating Agency or Rating Agencies, if any, then rating the Series 1

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VRDP Shares as in effect at the time of failure. Alternatively, on or prior to such VRDP Basic Maintenance Cure Date, the Fund may choose to cure by (a) complying with the VRDP Basic Maintenance Amount applicable to long-term ratings for the Series 1 VRDP Shares lower than the ratings prevailing at the time of failure or (b) terminating the services of the Rating Agency or Agencies then providing a long-term rating of the Series 1 VRDP Shares. The number of Preferred Shares to be redeemed, which at the Fund’s sole option (to the extent permitted by the 1940 Act and Massachusetts law) may include any number or proportion of Preferred Shares of any series, shall be equal to the lesser of (i) the minimum number of Preferred Shares, together with all other Preferred Shares subject to retirement, the redemption of which, if deemed to have occurred immediately prior to the opening of business on the VRDP Basic Maintenance Cure Date, would result in the Fund’s having each of Fitch Eligible Assets (if Fitch is then rating the Series 1 VRDP Shares) with a Discounted Value, Moody’s Eligible Assets (if Moody’s is then rating the Series 1 VRDP Shares) with a Discounted Value, S&P Eligible Assets (if S&P is then rating the Series 1 VRDP Shares) with a Discounted Value and Other Rating Agency Eligible Assets (if any Other Rating Agency is then rating the Series 1 VRDP Shares) with a Discounted Value greater than or equal to the VRDP Basic Maintenance Amount on such VRDP Basic Maintenance Cure Date (provided, however, that, if there is no such minimum number of Preferred Shares the redemption or retirement of which would have such result, all Series 1 VRDP Shares and other Preferred Shares then outstanding shall be redeemed), and (ii) the maximum number of Preferred Shares, together with all other Preferred Shares subject to retirement, that can be redeemed out of funds legally available therefor in accordance with the Declaration and applicable law. To the extent that the Fund redeems VRDP Shares in accordance with the foregoing, the Fund shall allocate the number to be redeemed pro rata among each Series of VRDP subject to redemption or retirement. The Fund shall effect such redemption on the date fixed by the Fund therefor, which date shall not be earlier than 10 days nor later than 30 days after the VRDP Basic Maintenance Cure Date, except that if the Fund does not have funds legally available for the redemption of all of the required number of VRDP Shares and other Preferred Shares which are subject to redemption or retirement or the Fund otherwise is unable as a result of applicable law to effect such redemption on or prior to 30 days after the VRDP Basic Maintenance Cure Date, the Fund shall redeem those VRDP Shares and other Preferred Shares which it was unable to redeem on the earliest practicable date on which it is able to effect such redemption. The Fund will redeem any Series 1 VRDP Shares at a redemption price equal to $100,000 per share, plus accumulated but unpaid dividends thereon (whether or not earned or declared) to, but excluding, the date fixed by the Board of Trustees for redemption.

(C)        The Fund shall redeem Preferred Shares, if the Fund fails to maintain the Minimum VRDP Asset Coverage in accordance with this Statement, and such failure is not cured on or before the Minimum VRDP Asset Coverage Cure Date. The number of Preferred Shares to be redeemed, which at the Fund’s sole option (to the extent permitted by the 1940 Act and Massachusetts law) may include any number or proportion of Preferred Shares of any series, shall be equal to the lesser of (i) the minimum number of Preferred Shares, together with all other Preferred Shares subject to retirement, the redemption of which, if deemed to have occurred immediately prior to the opening of business on the Minimum VRDP Asset Coverage Cure Date, would

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result in the Fund’s maintaining the Minimum VRDP Asset Coverage on such Minimum VRDP Asset Coverage Cure Date (provided, however, that, if there is no such minimum number of Preferred Shares the redemption or retirement of which would have such result, all VRDP Shares and other Preferred Shares then outstanding shall be redeemed), and (ii) the maximum number of Preferred Shares, together with all other Preferred Shares subject to retirement, that can be redeemed out of funds legally available therefor in accordance with the Declaration and applicable law. To the extent that the Fund redeems VRDP Shares in accordance with the foregoing, the Fund shall allocate the number to be redeemed pro rata among each Series of VRDP subject to redemption or retirement. The Fund shall effect such redemption on the date fixed by the Fund therefor, which date shall not be earlier than 10 days nor later than 30 days after the Minimum VRDP Asset Coverage Cure Date, except that if the Fund does not have funds legally available for the redemption of all of the required number of VRDP Shares and other Preferred Shares which are subject to redemption or retirement or the Fund otherwise is unable as a result of applicable law to effect such redemption on or prior to 30 days after the Minimum VRDP Asset Coverage Cure Date, the Fund shall redeem those VRDP Shares and other Preferred Shares which it was unable to redeem on the earliest practicable date on which it is able to effect such redemption. The Fund will redeem any Series 1 VRDP Shares at a redemption price equal to $100,000 per share, plus accumulated but unpaid dividends thereon (whether or not earned or declared) to, but excluding, the date fixed by the Board of Trustees for redemption.

(D)        Except in the case of a Failed Remarketing Condition—Purchased VRDP Shares Redemption, as described below, if fewer than all of the Outstanding shares of Series 1 VRDP are to be redeemed pursuant to this paragraph (b), the number of shares of such Series to be redeemed shall be redeemed pro rata, by lot or other fair method, from the Holders of shares of such Series in proportion to the number of shares of such Series held by such Holders.

(ii)        (A) In accordance with this Statement and if then required pursuant to the VRDP Fee Agreement, if the Liquidity Provider acquires any Series 1 VRDP Shares pursuant to the Purchase Obligation and continues to be the beneficial owner for federal income tax purposes of such Purchased VRDP Shares for a period of six months during which such Purchased VRDP Shares cannot be successfully remarketed (i.e., a Failed Remarketing Condition—Purchased VRDP Shares shall have occurred and be continuing for such period of time with respect to such Purchased VRDP Shares), the Fund shall effect a Failed Remarketing Condition—Purchased VRDP Shares Redemption; provided, that, as of the date of redemption: (i) to the extent any Series 1 VRDP Shares are Outstanding and held by Persons other than the Liquidity Provider, the Purchase Obligation of the Liquidity Provider whose Series 1 VRDP Shares are subject to the Failed Remarketing Condition—Purchased VRDP Shares Redemption remains in effect to the extent required by, and in accordance with, the VRDP Purchase Agreement to which such Liquidity Provider is a party, and (ii) to the extent (a) any Series 1 VRDP Shares are Outstanding and held by Persons other than the Liquidity Provider and (b) the Purchase Obligation of the Liquidity Provider whose Series 1 VRDP Shares are subject to the Failed Remarketing Condition—Purchased VRDP Shares Redemption remains in effect to the extent required by, and in accordance with, the VRDP Purchase Agreement to which such Liquidity Provider is a party, the

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Liquidity Provider whose Series 1 VRDP Shares are subject to the Failed Remarketing Condition—Purchased VRDP Shares Redemption shall have made written affirmation to the Fund not later than the Business Day immediately preceding the Redemption Date to the effect that the Liquidity Provider is in compliance with the Purchase Obligation in accordance with its terms. Notwithstanding the foregoing proviso, any failure or delay by the Liquidity Provider whose Series 1 VRDP Shares are subject to the Failed Remarketing Condition—Purchased VRDP Shares Redemption to deliver the affirmation referred to in the foregoing proviso shall not relieve the Fund of its obligation to effectuate a Failed Remarketing Condition—Purchased VRDP Shares Redemption and shall only result in a delay by the Fund to effectuate a Failed Remarketing Condition—Purchased VRDP Shares Redemption until one (1) Business Day following the date that such Liquidity Provider delivers such affirmation or such affirmation is no longer required. The six-month holding period for Purchased VRDP Shares acquired and held as a result of a continuing Failed Remarketing Condition—Purchased VRDP Shares shall be determined by the Fund on a first-in, first-out basis. The Fund shall effect a Failed Remarketing Condition—Purchased VRDP Shares Redemption on the date fixed by the Fund therefor, which date shall not be later than three Business Days after the expiration of the six-month period, except that if the Fund does not have funds legally available for the redemption of all of the required number of Purchased VRDP Shares which are subject to the Failed Remarketing Condition—Purchased VRDP Shares Redemption or the Fund otherwise is unable as a result of applicable law to effect such redemption on or prior to three Business Days after the expiration of the six-month period, the Fund shall redeem those Series 1 VRDP Shares which it was unable to redeem on the earliest practicable date on which it is able to effect such redemption. In the event that the Liquidity Provider receives any Series 1 VRDP Shares in the distribution referred to under “Designation of Series 1 VRDP” above in respect of shares of Acquired Fund VRDP (x) beneficially owned by the Liquidity Provider for federal income tax purposes and that were acquired pursuant to the Liquidity Provider’s purchase obligation with respect to the Acquired Fund VRDP, (y) continuously beneficially owned for federal income tax purposes by the Liquidity Provider from the date of acquisition and (z) not successfully remarketed, then (I) the Series 1 VRDP Shares so received shall be treated as Purchased VRDP Shares, (II) a Failed Remarketing Condition—Purchased VRDP Shares shall be deemed to exist and be continuing as of the date of distribution of the Series 1 VRDP Shares and to have commenced on the date the Liquidity Provider acquired the related shares of Acquired Fund VRDP pursuant to the Liquidity Provider’s purchase obligation with respect to the Acquired Fund VRDP and (III) any notices given by the Liquidity Provider in accordance with the VRDP fee agreement relating to the Acquired Fund VRDP shall be deemed to have been given in accordance with the VRDP Fee Agreement for purposes of this subsection (b)(ii).

(B)        Upon the occurrence and continuance of a Failed Remarketing Condition—Purchased VRDP Shares with respect to any Series 1 VRDP Shares, by the fifth Business Day following delivery of notice thereof from the Liquidity Provider in accordance with the VRDP Fee Agreement, the Fund shall cause the Custodian to segregate, by means of appropriate identification on its books and records or otherwise in accordance with the Custodian’s normal procedures, from the other assets of the Fund (a “Liquidity Account”) Liquidity Account Investments with a Market Value equal to at least 110% of the Liquidation Preference of such Purchased VRDP Shares. If, while the

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Failed Remarketing Condition—Purchased VRDP Shares with respect to such Purchased VRDP Shares is continuing, the aggregate Market Value of the Liquidity Account Investments included in the Liquidity Account for such Purchased VRDP Shares as of the close of business on any Business Day is less than 110% of the Liquidation Preference of such Purchased VRDP Shares, then the Fund shall cause the Custodian and the Investment Adviser to take all such necessary actions, including segregating additional assets of the Fund as Liquidity Account Investments, so that the aggregate Market Value of the Liquidity Account Investments included in the Liquidity Account for such Purchased VRDP Shares is at least equal to 110% of the Liquidation Preference of such Purchased VRDP Shares not later than the close of business on the next succeeding Business Day. With respect to assets of the Fund segregated as Liquidity Account Investments, the Investment Adviser, on behalf of the Fund, shall be entitled to instruct the Custodian with a copy to the Liquidity Provider on any date to release any Liquidity Account Investments with respect to any Purchased VRDP Shares from such segregation and to substitute therefor other Liquidity Account Investments, so long as (x) the assets of the Fund segregated as Liquidity Account Investments with respect to such Purchased VRDP Shares at the close of business on such date have a Market Value equal to 110% of the Liquidation Preference of such Purchased VRDP Shares and (y) the assets of the Fund designated and segregated as Deposit Securities at the close of business on such date have a Market Value equal to the Liquidity Requirement (if any) determined in accordance with paragraph (C) below with respect to such Purchased VRDP Shares for such date. The Fund shall cause the Custodian not to permit any lien, security interest or encumbrance to be created or permitted to exist on or in respect of any Liquidity Account Investments included in the Liquidity Account for any Purchased VRDP Shares, other than liens, security interests or encumbrances arising by operation of law and any lien of the Custodian with respect to the payment of its fees or repayment for its advances.

(C)        Subject to notice having been received as referred to in subsection (B) above, the Market Value of the Deposit Securities held in the Liquidity Account for any Purchased VRDP Shares, from and after the day (or if such day is not a Business Day, the next succeeding Business Day) preceding the expiration of the six-month period for the Failed Remarketing Condition—Purchased VRDP Shares applicable to such Purchased VRDP Shares (which, for the avoidance of doubt, may result in multiple six month periods, each in respect of a Failed Remarketing Condition—Purchased VRDP Shares in respect of applicable Purchased VRDP Shares) specified in the table set forth below, shall not be less than the percentage of the Liquidation Preference for such Purchased VRDP Shares set forth below opposite such day (the “Liquidity Requirement”), but in all cases subject to the cure provisions of paragraph (D) below:

Number of Days* Preceding	Value of Deposit Securities as Percentage of Liquidation Preference
135	20%
105	40%
75	60%
45	80%
15	100%

*	Or if such day is not a Business Day, the next succeeding Business Day

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(D)        If the aggregate Market Value of the Deposit Securities included in the Liquidity Account for any Purchased VRDP Shares as of the close of business on any Business Day is less than the Liquidity Requirement in respect of such Purchased VRDP Shares for such Business Day, then the Fund shall cause the segregation of additional or substitute Deposit Securities in respect of the Liquidity Account for such Purchased VRDP Shares, so that the aggregate Market Value of the Deposit Securities included in the Liquidity Account for such Purchased VRDP Shares is at least equal to the Liquidity Requirement for such Purchased VRDP Shares not later than the close of business on the next succeeding Business Day.

(E)        The Deposit Securities included in the Liquidity Account for any Purchased VRDP Shares may be applied by the Fund, in its discretion, towards payment of the Redemption Price for such Purchased VRDP Shares. Upon the earlier to occur of (x) the successful remarketing of the Purchased VRDP Shares or (y) the deposit by the Fund with the Tender and Paying Agent with arrangements satisfactory to the Liquidity Provider of Deposit Securities having an initial combined Market Value sufficient to effect the redemption of such Purchased VRDP Shares on the Redemption Date for such Purchased VRDP Shares, the requirement of the Fund to maintain a Liquidity Account for such Purchased VRDP Shares as contemplated by this Section 10(b)(ii) shall lapse and be of no further force and effect.

(F)        The provisions of paragraphs (A) through (E) of this Section 10(b)(ii) may be amended by the Fund, by resolution of the Board of Trustees duly adopted, without shareholder approval in order to conform to the terms of a VRDP Fee Agreement or as otherwise necessary or desirable in the judgment of the Board of Trustees, provided that the Fund receives the prior written consent of the Liquidity Provider.

(iii)        At least six months prior to the scheduled mandatory Redemption Date of December 1, 2040 specified in Section 10(b)(i) above, if any Series 1 VRDP Shares then remain Outstanding, the Fund shall cause the Custodian to segregate in a Liquidity Account (but without duplication of any Liquidity Account then in effect pursuant to Section 10(b)(ii) above), by means of appropriate identification on its books and records or otherwise in accordance with the Custodian’s normal procedures, from the other assets of the Fund, Liquidity Account Investments with a Market Value equal to at least 110% of the Liquidation Preference of the then Outstanding Series 1 VRDP Shares. The Fund shall maintain such Liquidity Account in accordance with Section 10(b)(ii)(B), (C) and (D) above and comply with the requirements set forth therein with respect to Liquidity Account Investments and the Liquidity Requirement; provided, that for purposes of this Section 10(b)(iii) all references therein to Purchased VRDP Shares shall be deemed to be to all Outstanding Series 1 VRDP Shares, all references therein to the Failed Remarketing Condition—Purchased VRDP Shares or the related six-month period shall be deemed to be to the six-month period preceding the scheduled mandatory Redemption Date of December 1, 2040, and the references to notice by the Liquidity Provider shall not be applicable. The Deposit Securities included in the Liquidity Account for the Outstanding Series 1 VRDP Shares may be applied by the Fund, in its discretion, towards payment of the Redemption Price for the Outstanding Series 1 VRDP Shares. Upon the deposit by the Fund with the Tender and

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Paying Agent with arrangements satisfactory to the Liquidity Provider of Deposit Securities having an initial combined Market Value sufficient to effect the redemption of the Outstanding Series 1 VRDP Shares on the December 1, 2040 Redemption Date for the Outstanding Series 1 VRDP Shares, the requirement of the Fund to maintain a Liquidity Account for the Outstanding Series 1 VRDP Shares as contemplated by this Section 10(b)(iii) shall lapse and be of no further force and effect.

(c)        Notice of Redemption. If the Fund shall determine or be required to redeem, in whole or in part, shares of Series 1 VRDP pursuant to paragraph (a) or (b)(i) of this Section 10, the Fund will send a notice of redemption (the “Notice of Redemption”), by Electronic Means (or by first class mail, postage prepaid, in the case where the Series 1 VRDP Shares are in physical form), to Holders thereof and the Liquidity Provider or, in the case of a redemption pursuant to paragraph (b)(ii) of this Section 10, only to the Liquidity Provider, or request the Tender and Paying Agent, on behalf of the Fund to promptly do so by Electronic Means (or by first class mail, postage prepaid, in the case where the Series 1 VRDP Shares are in physical form) so long as the Notice of Redemption is furnished by the Fund to the Tender and Paying Agent in electronic format at least five (5) Business Days prior to the date a Notice of Redemption is required to be delivered to the Holders, unless a shorter period of time shall be acceptable to the Tender and Paying Agent. A Notice of Redemption shall be sent to Holders not less than 10 days prior to the date fixed for redemption in such Notice of Redemption (the “Redemption Date”). Each such Notice of Redemption shall state: (i) the Redemption Date; (ii) the number of Series 1 VRDP Shares to be redeemed and the Series thereof; (iii) the CUSIP number for VRDP Shares of such Series; (iv) the Redemption Price; (v) the place or places where the certificate(s), if any, for such VRDP Shares (properly endorsed or assigned for transfer, if the Board of Trustees requires and the Notice of Redemption states) are to be surrendered for payment of the Redemption Price; (vi) that dividends on the Series 1 VRDP Shares to be redeemed will cease to accumulate from and after such Redemption Date; and (vii) the provisions of this Statement under which such redemption is made. If fewer than all Series 1 VRDP Shares held by any Holder are to be redeemed, the Notice of Redemption delivered to such Holder shall also specify the number of Series 1 VRDP Shares to be redeemed from such Holder. The Fund may provide in any Notice of Redemption relating to a redemption contemplated to be effected pursuant to this Statement that such redemption is subject to one or more conditions precedent and that the Fund shall not be required to effect such redemption unless each such condition has been satisfied at the time or times and in the manner specified in such Notice of Redemption. No defect in the Notice of Redemption or delivery thereof shall affect the validity of redemption proceedings, except as required by applicable law.

(d)        No Redemption Under Certain Circumstances. Notwithstanding the provisions of paragraphs (a) or (b) of this Section 10, if any dividends on shares of Series 1 VRDP (whether or not earned or declared) are in arrears, no shares of such Series shall be redeemed unless all Outstanding shares of such Series are simultaneously redeemed, and the Fund shall not purchase or otherwise acquire any shares of such Series; provided, however, that the foregoing shall not prevent the purchase or acquisition of all Outstanding shares of such Series pursuant to the successful completion of an otherwise lawful purchase or exchange offer made on the same terms to, and accepted by, Holders of all Outstanding shares of such Series.

(e)        Absence of Funds Available for Redemption. To the extent that any redemption for which Notice of Redemption has been provided is not made by reason of the absence of legally available funds therefor in accordance with the Declaration and applicable law, such redemption shall be made as soon as practicable to the extent such funds become available. Failure to

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redeem Series 1 VRDP Shares shall be deemed to exist at any time after the date specified for redemption in a Notice of Redemption when the Fund shall have failed, for any reason whatsoever, to deposit in trust with the Tender and Paying Agent the Redemption Price with respect to any shares for which such Notice of Redemption has been sent; provided, however, that the foregoing shall not apply in the case of the Fund’s failure to deposit in trust with the Tender and Paying Agent the Redemption Price with respect to any shares where (1) the Notice of Redemption relating to such redemption provided that such redemption was subject to one or more conditions precedent and (2) any such condition precedent shall not have been satisfied at the time or times and in the manner specified in such Notice of Redemption. Notwithstanding the fact that the Fund may not have redeemed Series 1 VRDP Shares for which a Notice of Redemption has been provided, dividends may be declared and paid on Series 1 VRDP Shares and shall include those Series 1 VRDP Shares for which a Notice of Redemption has been provided.

(f)        Tender and Paying Agent as Trustee of Redemption Payments by Fund. All moneys paid to the Tender and Paying Agent for payment of the Redemption Price of Series 1 VRDP Shares called for redemption shall be held in trust by the Tender and Paying Agent for the benefit of Holders of shares so to be redeemed.

(g)        Deposit with the Tender and Paying Agent; Shares for Which Notice of Redemption Has Been Given Are No Longer Outstanding. Provided a Notice of Redemption has been provided pursuant to paragraph (c) of this Section 10, not later than 12:00 noon, New York City time, on a Business Day not less than ten (10) days preceding the redemption date specified in such notice, the Fund shall irrevocably deposit with the Tender and Paying Agent an aggregate amount of Deposit Securities in an amount equal to the Redemption Price to be paid on the redemption date for the Series 1 VRDP Shares that are subject to such notice. Provided a Notice of Redemption has been provided pursuant to paragraph (c) of this Section 10, upon the deposit with the Tender and Paying Agent of Deposit Securities in an amount equal to the Redemption Price to be paid on the redemption date for the Series 1 VRDP Shares that are the subject of such notice, dividends on such shares shall cease to accumulate, except as included in the Redemption Price, and such shares shall no longer be deemed to be Outstanding, except as noted below with respect to the VRDP Purchase Agreement, for any purpose, and all rights of the Holders of the shares so called for redemption shall cease and terminate, except the right of such Holders to receive the Redemption Price, but without any interest or other additional amount, except as provided in paragraph (e)(i) of Section 2 of this Part I and in Section 3 of Part I of this Statement. Upon surrender in accordance with the Notice of Redemption of the certificates for any shares so redeemed (properly endorsed or assigned for transfer, if the Board of Trustees shall so require and the Notice of Redemption shall so state), the Redemption Price shall be paid by the Tender and Paying Agent to the Holders of Series 1 VRDP Shares subject to redemption. In the case that fewer than all of the shares represented by any such certificate are redeemed, a new certificate shall be issued, representing the unredeemed shares, without cost to the Holder thereof. The Fund shall be entitled to receive from the Tender and Paying Agent, promptly after the date fixed for redemption, any cash deposited with the Tender and Paying Agent in excess of (i) the aggregate Redemption Price of the Series 1 VRDP Shares called for redemption on such date and (ii) all other amounts to which Holders of Series 1 VRDP Shares called for redemption may be entitled. Any funds so deposited that are unclaimed at the end of 90 days from such redemption date shall, to the extent permitted by law, be repaid to the Fund, after which time the Holders of Series 1 VRDP Shares so called for redemption may look only to the Fund for payment of the Redemption Price and all other amounts to which they may be entitled. The Fund shall be entitled to receive, from time to time after the date fixed for redemption, any interest on the funds so deposited. Notwithstanding the foregoing,

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Series 1 VRDP Shares will be deemed to be Outstanding for purposes of the VRDP Purchase Agreement until redeemed by the Fund.

(h)        Compliance With Applicable Law. In effecting any redemption pursuant to this Section 10, the Fund shall use its best efforts to comply with all applicable conditions precedent to effecting such redemption under the 1940 Act and any applicable Massachusetts law, but shall effect no redemption except in accordance with the 1940 Act and any applicable Massachusetts law.

(i)        Only Whole VRDP Shares May Be Redeemed. In the case of any redemption pursuant to this Section 10, only whole Series 1 VRDP Shares shall be redeemed, and in the event that any provision of the Declaration would require redemption of a fractional share, the Tender and Paying Agent shall be authorized to round up so that only whole shares are redeemed.

(j)        Modification of Redemption Procedures. Notwithstanding the foregoing provisions of this Section 10, the Fund may, in its sole discretion, modify the procedures set forth above with respect to notification of redemption for the Series 1 VRDP Shares, provided that such modification does not materially and adversely affect the Holders of the Series 1 VRDP Shares or cause the Fund to violate any law, rule or regulation; and provided further that no such modification shall in any way alter the obligations of the Tender and Paying Agent without its prior written consent. Furthermore, if in the sole discretion of the Board of Trustees, after consultation with counsel, modification of the foregoing redemption provisions are permissible under the rules and regulations or interpretations of the SEC and the Code with respect to the redemption of Series 1 VRDP Shares owned by the Liquidity Provider, the Fund, without shareholder approval, by resolution of the Board of Trustees, may modify such redemption procedures.

11.        Liquidation Rights.

(a)        Ranking. The shares of Series 1 VRDP shall rank on a parity with each other, with shares of any other Series of VRDP and with shares of any other series of Preferred Shares as to the distribution of assets upon dissolution, liquidation or winding up of the affairs of the Fund.

(b)        Distributions Upon Liquidation. Upon the dissolution, liquidation or winding up of the affairs of the Fund, whether voluntary or involuntary, the Holders of Series 1 VRDP Shares then Outstanding shall be entitled to receive and to be paid out of the assets of the Fund available for distribution to its shareholders, before any payment or distribution shall be made on the Common Shares or on any other class of shares of the Fund ranking junior to the Series 1 VRDP Shares upon dissolution, liquidation or winding up, an amount equal to the Liquidation Preference with respect to such shares plus an amount equal to all dividends thereon (whether or not earned or declared) accumulated but unpaid to (but not including) the date of final distribution in same day funds, together with any payments required to be made pursuant to Section 3 of Part I of this Statement in connection with the liquidation of the Fund. After the payment to the Holders of the Series 1 VRDP Shares of the full preferential amounts provided for in this paragraph (b), the Holders of Series 1 VRDP Shares as such shall have no right or claim to any of the remaining assets of the Fund.

(c)        Pro Rata Distributions. In the event the assets of the Fund available for distribution to the Holders of Series 1 VRDP Shares upon any dissolution, liquidation or winding up of the affairs of the Fund, whether voluntary or involuntary, shall be insufficient to pay in full all amounts to which such Holders are entitled pursuant to paragraph (b) of this Section 11, no such distribution

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shall be made on account of Series 1 VRDP or any shares of any other class or series of Preferred Shares ranking on a parity with the Series 1 VRDP Shares with respect to the distribution of assets upon such dissolution, liquidation or winding up unless proportionate distributive amounts shall be paid on account of the Series 1 VRDP Shares, ratably, in proportion to the full distributable amounts for which holders of all such parity shares are respectively entitled upon such dissolution, liquidation or winding up.

(d)        Rights of Junior Shares. Subject to the rights of the holders of shares of any other series or class or classes of shares ranking on a parity with the Series 1 VRDP Shares with respect to the distribution of assets upon dissolution, liquidation or winding up of the affairs of the Fund, after payment shall have been made in full to the Holders of the Series 1 VRDP Shares as provided in paragraph (b) of this Section 11, but not prior thereto, any other series or class or classes of shares ranking junior to the Series 1 VRDP Shares with respect to the distribution of assets upon dissolution, liquidation or winding up of the affairs of the Fund shall, subject to the respective terms and provisions (if any) applying thereto, be entitled to receive any and all assets remaining to be paid or distributed, and the Holders of the Series 1 VRDP Shares shall not be entitled to share therein.

( e)        Certain Events Not Constituting Liquidation. Neither the sale of all or substantially all the property or business of the Fund, nor the merger, consolidation or reorganization of the Fund into or with any business or statutory trust, corporation or other entity nor the merger, consolidation or reorganization of any business or statutory trust, corporation or other entity into or with the Fund shall be a dissolution, liquidation or winding up, whether voluntary or involuntary, for the purposes of this Section 11.

12.        Purchase Obligation. As long as Series 1 VRDP Shares are Outstanding, except as otherwise provided pursuant to Section 4 of Part I of this Statement in connection with a Special Rate Period, the Fund shall maintain a VRDP Purchase Agreement providing for a Purchase Obligation with a Liquidity Provider with short-term debt ratings in one of the two highest ratings categories from the Requisite NRSROs or, if applicable, such other short-term debt ratings as may be required for the Series 1 VRDP Shares to satisfy the eligibility criteria under Rule 2a-7 under the 1940 Act on an ongoing basis to the extent that the Fund can do so on a commercially reasonable basis as determined in the sole discretion of the Board of Trustees. If the Fund maintains a VRDP Purchase Agreement providing a Purchase Obligation, the provisions herein relating to the Liquidity Provider shall be operative and the following shall apply:

(a)        The Fund shall notify, or cause the Tender and Paying Agent to notify, Holders by Electronic Means, or by first class mail, postage prepaid, in the case in which Series 1 VRDP Shares are in physical form, (A) in the event of a Mandatory Tender Event or Mandatory Purchase Event, (B) upon at least seven days’ prior notice in the event that there is a substitute Liquidity Provider (including, but not limited to, as to the Liquidity Provider, its consolidation, amalgamation with, or merger with or into, another entity, or the transfer of all or substantially all of the Liquidity Provider’s assets to another entity), or (C) any downgrade in the rating of the Series 1 VRDP Shares or the Liquidity Provider by an NRSRO then rating the Series 1 VRDP Shares or Liquidity Provider.

(b)        In the event of a Failed Remarketing Condition, the Fund will require in the Tender and Paying Agent Agreement that the Tender and Paying Agent will notify the Fund and Holders by telephone or Electronic Means, or by first class mail, postage prepaid, in the case in which Series 1 VRDP Shares are in physical form, of such Failed Remarketing Condition.

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(c)        Each Series 1 VRDP Share shall be subject to Tender to the Tender and Paying Agent for Remarketing on the related Purchase Date or, in the event (i) no Remarketing occurs or (ii) pursuant to an attempted Remarketing shares remain unsold and the Remarketing Agent does not purchase for its own account the unsold Series 1 VRDP Shares tendered to the Tender and Paying Agent for Remarketing (provided that the Remarketing Agent may seek to sell such Series 1 VRDP Shares in a subsequent Remarketing prior to the Purchase Date), to the Liquidity Provider for purchase on such Purchase Date pursuant to a Final Notice of Purchase. If there is no Tender and Paying Agent or the Tender and Paying Agent does not perform such obligation pursuant to the VRDP Purchase Agreement, Beneficial Owners and their Agent Members shall have the right to tender their Series 1 VRDP Shares directly to the Liquidity Provider pursuant to a Final Notice of Purchase. In the event there is no Tender and Paying Agent or for any reason the Tender and Paying Agent does not, or in the reasonable judgment of the Fund will not, perform its obligations under the VRDP Purchase Agreement, the Fund (i) upon becoming aware thereof, shall promptly notify the Liquidity Provider, the Remarketing Agent and Holders by Electronic Means of such event, and (ii) so long as such event is continuing, shall use its best efforts to direct the Remarketing Agent to forward, concurrently with the delivery thereof to the Liquidity Provider or as promptly as practicable thereafter, any Remarketing Notice to each Beneficial Owner or Holder tendering Series 1 VRDP Shares that are the subject of such notice.

(d)        The Fund will require in the Tender and Paying Agent Agreement that, pursuant to a Tender, Series 1 VRDP Shares that are not sold in a Remarketing will be tendered by the Tender and Paying Agent to the Liquidity Provider for payment of the Purchase Price on the Purchase Date pursuant to the VRDP Purchase Agreement.

(e)        Except as set forth in Section 10(b)(ii) of Part I of this Statement in connection with a mandatory redemption of Series 1 VRDP Shares, the Fund shall have no obligation to purchase Series 1 VRDP Shares acquired by the Liquidity Provider pursuant to the VRDP Purchase Agreement or otherwise.

(f)        Series 1 VRDP Shares are subject to Mandatory Purchase by the Liquidity Provider upon the occurrence of a Mandatory Purchase Event. Promptly following the occurrence of a Mandatory Purchase Event, and in any event within three (3) Business Days thereafter, the Fund, or the Tender and Paying Agent at the direction of the Fund (provided, that the Tender and Paying Agent may require up to two (2) Business Days prior notification by Electronic Means by the Fund), shall provide a Mandatory Purchase Notice by Electronic Means to Holders and the Liquidity Provider, specifying a Mandatory Purchase Date for all Outstanding Series 1 VRDP Shares. The Mandatory Purchase Date shall not be later than seven days following the date a Mandatory Purchase Notice is sent to Holders by Electronic Means, and in any event shall be not later than the Business Day immediately preceding the termination of the VRDP Purchase Agreement. Any notice given in respect of a Mandatory Purchase under this Statement shall be conclusively presumed to have been duly given, whether or not the Holders receive such notice. Upon the occurrence of a Mandatory Purchase Event, all Outstanding Series 1 VRDP Shares automatically shall be subject to Mandatory Purchase by the Liquidity Provider at the Purchase Price on the Mandatory Purchase Date, including any Series 1 VRDP Shares tendered pursuant to an Optional Tender and Mandatory Tender for which the Purchase Date has not yet occurred.

(g)        In the event Series 1 VRDP Shares are issued in certificated form and a Holder fails to deliver such Series 1 VRDP Shares to which a Mandatory Purchase relates, on or prior to the

47

Mandatory Purchase Date, the Holder of such Series 1 VRDP Shares will not be entitled to any payment (including any accumulated but unpaid dividends thereon, whether or not earned or declared) other than the Purchase Price of such undelivered Series 1 VRDP Shares as of the scheduled Purchase Date. Any such undelivered VRDP Shares will be deemed to be delivered to the Tender and Paying Agent, and the Tender and Paying Agent will place stop-transfer orders against the undelivered Series 1 VRDP Shares. Any moneys held by the Tender and Paying Agent for the purchase of undelivered Series 1 VRDP Shares shall be held in a separate account, shall not be invested, and shall be held for the exclusive benefit of the Holder of such undelivered Series 1 VRDP Shares. The undelivered Series 1 VRDP Shares shall be deemed to be no longer Outstanding (except as to entitlement to payment of the Purchase Price), and the Fund will issue to the purchaser replacement Series 1 VRDP Share certificates in lieu of such undelivered Series 1 VRDP Shares.

(h)        The Fund shall use its best efforts to engage at all times a Tender and Paying Agent to perform the duties specified in this Statement, the Tender and Paying Agent Agreement and the VRDP Purchase Agreement with respect to the Tender and Paying Agent.

The provisions of paragraphs (a) through (g) of this Section 12 may be amended by the Board of Trustees, by resolution duly adopted, without shareholder approval in order to conform to a VRDP Purchase Agreement providing a Purchase Obligation.

13.        Miscellaneous.

(a)        Amendment of or Supplements to this Statement. The Board of Trustees may, by resolution duly adopted, without shareholder approval (except as otherwise provided by this Statement or required by applicable law), amend or supplement this Statement to (1) reflect any amendments or supplements hereto which the Board of Trustees is entitled to adopt pursuant to the terms of this Statement without shareholder approval or (2) provide for the issuance of additional shares of Series 1 VRDP (and terms relating thereto). Each such additional share of Series 1 VRDP shall be governed by the terms of this Statement as so amended or supplemented.

( b)        No Fractional Shares. No fractional Series 1 VRDP Shares shall be issued.

(c)        Status of VRDP Shares Redeemed, Exchanged or Otherwise Acquired by the Fund. Series 1 VRDP Shares which are redeemed, exchanged or otherwise acquired by the Fund shall return to the status of authorized and unissued Preferred Shares without designation as to series, provided, however, that any Series 1 VRDP Shares which are provisionally delivered by the Fund to or for the account of an agent of the Fund or to or for the account of a purchaser of the Series 1 VRDP Shares, but for which final payment is not received by the Fund, shall return to the status of authorized and unissued Series 1 VRDP Shares.

(d)        Purchase Obligation Part of VRDP Shares. Each Holder and Beneficial Owner, by virtue of acquiring Series 1 VRDP Shares, is deemed to have agreed, for U.S. federal income tax purposes, to treat the Purchase Obligation as part of the Series 1 VRDP Shares rather than as a separate property right.

(e)        Treatment of VRDP Shares as Stock. Each Holder and Beneficial Owner, by virtue of acquiring Series 1 VRDP Shares, is deemed to have agreed, for U.S. federal income tax purposes, to treat the Series 1 VRDP Shares as stock in the Fund.

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(f)        Board May Resolve Ambiguities. To the extent permitted by applicable law, the Board of Trustees may interpret or adjust the provisions of this Statement to resolve any inconsistency or ambiguity or to remedy any formal defect, and may amend this Statement with respect to any additional shares of Series 1 VRDP prior to the issuance of such shares.

( g)        Headings Not Determinative. The headings contained in this Statement are for convenience of reference only and shall not affect the meaning or interpretation of this Statement.

(h)        Notices. All notices or communications, unless otherwise specified in the By-laws of the Fund or this Statement, shall be sufficiently given if in writing and delivered in person, by Electronic Means or mailed by first-class mail, postage prepaid.

PART II

1.        Remarketing Procedures.

(a)        Pursuant to an Optional Tender, Beneficial Owners may elect to tender their Series 1 VRDP Shares (in denominations of $100,000 and integral multiples thereof) for purchase at the Purchase Price on the Purchase Date designated in the Notice of Tender (or if such day is not a Business Day, on the next succeeding Business Day). Each Notice of Tender shall be irrevocable (except as described below) and effective upon receipt and shall:

(i)        be delivered by a Beneficial Owner, directly or through its Agent Member, by email transmission (or if email transmission shall be unavailable, by facsimile transmission), to the Tender and Paying Agent not later than 2:00 p.m., New York City time, on any Business Day;

(ii)        state the series and the aggregate number of Series 1 VRDP Shares to be purchased, the CUSIP number of the Series 1 VRDP Shares to be purchased, and the Purchase Date and be in substantially the form of and contain such other information specified in an exhibit to the VRDP Purchase Agreement; and

(iii)        state that the tendering Beneficial Owner acknowledges that such Beneficial Owner is required to deliver the Series 1 VRDP Shares that are the subject of a Notice of Tender (that has not been duly revoked as described below) on or before 2:00 p.m., New York City time, on the Purchase Date.

(b)        Upon receipt of a Notice of Tender, the Tender and Paying Agent shall provide a copy to the Liquidity Provider and the Remarketing Agent (with a copy to the Fund) as promptly as practicable by Electronic Means, but no later than 4:00 p.m., New York City time, on the date of receipt or deemed receipt.

(c)        Any Notice of Tender delivered to the Tender and Paying Agent by a Beneficial Owner or its Agent Member after 2:00 p.m., New York City time, shall be deemed to have been received by the Tender and Paying Agent on the next succeeding Business Day, and the Purchase Date shall be adjusted such that the Purchase Date shall be the Business Day next succeeding the date specified as the Purchase Date in the relevant Notice of Tender.

49

(d)        The determination of the Tender and Paying Agent as to whether a Notice of Tender has been properly delivered pursuant to the foregoing in paragraph (a)(i) and (ii) shall be conclusive and binding upon the Beneficial Owner and its Agent Member.

(e)        (i)        Series 1 VRDP Shares are subject to Mandatory Tender upon the occurrence of a Mandatory Tender Event.

(ii)        Promptly following the occurrence of a Mandatory Tender Event, and in any event within three (3) Business Days thereafter, the Fund, or the Tender and Paying Agent at the direction of the Fund (provided, that the Tender and Paying Agent may require up to two (2) Business Days prior notification by Electronic Means by the Fund), shall provide a Mandatory Tender Notice by Electronic Means to Holders, the Remarketing Agent and the Liquidity Provider, specifying a Purchase Date for all Outstanding Series 1 VRDP Shares. Any notice given in respect of a Mandatory Tender under this Statement will be conclusively presumed to have been duly given, whether or not the Holders receive such notice.

(iii)        Upon the occurrence of a Mandatory Tender Event, all Outstanding Series 1 VRDP Shares automatically shall be subject to Mandatory Tender and delivered to the Tender and Paying Agent for purchase on the designated Purchase Date by purchasers in the Remarketing in the event of a successful Remarketing or otherwise by the Liquidity Provider, including any Series 1 VRDP Shares previously tendered pursuant to an Optional Tender for which the Purchase Date has not yet occurred. In the event that Series 1 VRDP Shares are issued in certificated form and a Holder of Series 1 VRDP Shares fails to deliver such Series 1 VRDP Shares to which a Mandatory Tender relates on or prior to the Purchase Date, the Holder of such Series 1 VRDP Shares shall not be entitled to any payment (including any accumulated but unpaid dividends thereon, whether or not earned or declared) other than the Purchase Price of such undelivered Series 1 VRDP Shares as of the scheduled Purchase Date. Any such undelivered Series 1 VRDP Shares will be deemed to be delivered to the Tender and Paying Agent, and the Tender and Paying Agent will place stop-transfer orders against the undelivered Series 1 VRDP Shares. Any moneys held by the Tender and Paying Agent for the purchase of undelivered Series 1 VRDP Shares will be held in a separate account by the Tender and Paying Agent, will not be invested, and will be held for the exclusive benefit of the Holder of such undelivered Series 1 VRDP Shares. The undelivered Series 1 VRDP Shares will be deemed to be no longer Outstanding (except as to entitlement to payment of the Purchase Price), and the Fund will issue to the purchaser replacement Series 1 VRDP Share certificates in lieu of such undelivered Series 1 VRDP Shares.

(f)        A Beneficial Owner or its Agent Member that delivered a Notice of Tender in connection with an Optional Tender may deliver in writing by email transmission (or if email transmission shall be unavailable, by facsimile transmission) to the Tender and Paying Agent, not later than 10:00 a.m., New York City time, on or prior to the Business Day immediately preceding the Purchase Date, a notice to the effect that such Beneficial Owner wishes to revoke its election to tender some or all of the Series 1 VRDP Shares that were specified in such Notice of Tender to be purchased (a “Notice of Revocation”). Any Notice of Revocation delivered to the Tender and Paying Agent shall be promptly delivered by Electronic Means by the Tender and Paying Agent to the Liquidity Provider

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and the Remarketing Agent (with a copy to the Fund) by 12:00 noon, New York City time, on the Business Day immediately preceding the relevant Purchase Date. The Remarketing Agent (following receipt of such Notice of Revocation) shall notify the Tender and Paying Agent and the Liquidity Provider of the number of Series 1 VRDP Shares specified in such Notice of Revocation that are subject to an agreement of sale pursuant to a Remarketing by email transmission or facsimile transmission not later than 2:00 p.m., New York City time, on the Business Day immediately preceding the Purchase Date. The Tender and Paying Agent shall deliver such notification to the Beneficial Owner or its Agent Member promptly following receipt from the Remarketing Agent, and in any event by 4:00 p.m., New York City time, on the Business Day immediately preceding the Purchase Date. Any such Notice of Revocation shall be effective (without further action on the part of the Beneficial Owner or its Agent Member) as a revocation of the Optional Tender of the number of Series 1 VRDP Shares specified therein as being sought to be revoked, but (except as set forth below) only if and to the extent that the Remarketing Agent has not entered into an agreement to sell such Series 1 VRDP Shares. A Notice of Revocation shall be effective as to the number of Series 1 VRDP Shares specified therein as having been revoked less the number of such Series 1 VRDP Shares in respect of which the Remarketing Agent has so notified the Tender and Paying Agent and the Liquidity Provider that it has entered into an agreement of sale. Notwithstanding the foregoing, tendered Series 1 VRDP Shares, if any, that remain unsold on the related Purchase Date shall be allocated by the Remarketing Agent to each Notice of Revocation received in respect of Series 1 VRDP Shares tendered for purchase on such Purchase Date and not already satisfied in the chronological order in which each such Notice of Revocation was received by the Tender and Paying Agent, and each such Notice of Revocation shall be effective only to the extent of such allocation and availability of unsold Series 1 VRDP Shares.

(g)        The Fund shall use its best efforts to engage at all times a Remarketing Agent that is a nationally recognized securities dealer with expertise in remarketing variable-rate securities to use its best efforts to find purchasers for all Series 1 VRDP Shares properly tendered pursuant to a Tender.

2.        Remarketing Schedule.

(a)        In connection with any attempted Remarketing, all tendered Series 1 VRDP Shares shall be remarketed at the Purchase Price of such Series 1 VRDP Shares. The calculation of the Purchase Price of the Series 1 VRDP Shares that are remarketed or purchased by the Liquidity Provider shall be made by the Remarketing Agent in advance of such Remarketing or purchase and, together with the details of the aggregate number and Purchase Price of remarketed Series 1 VRDP Shares and the aggregate number and Purchase Price of Series 1 VRDP Shares to be purchased by the Liquidity Provider pursuant to the Purchase Obligation, shall be communicated by the Remarketing Agent to the Fund, the Liquidity Provider and the Tender and Paying Agent by email transmission or facsimile transmission by 2:00 p.m., New York City time, on the Business Day immediately preceding the Purchase Date, as described below. The proceeds of any sale of any remarketed Series 1 VRDP Shares by the Remarketing Agent relating to tendered Series 1 VRDP Shares shall be used for the purchase of the tendered Series 1 VRDP Shares at the Purchase Price, and the terms of the sale will provide for the wire transfer of such Purchase Price by the Remarketing Agent to be received by the Tender and Paying Agent no later than 11:00 a.m., New York City time, on the related Purchase Date for payment to the Agent Member of the Beneficial Owner, in the case of an Optional Tender, or Holder, in the case of a Mandatory Tender, tendering Series 1 VRDP Shares for sale through the Securities Depository in immediately available funds against delivery of the tendered Series 1 VRDP

51

Shares to the Tender and Paying Agent through the Securities Depository, the delivery of such Series 1 VRDP Shares to the Tender and Paying Agent through the Securities Depository no later than 2:00 p.m., New York City time, on the Purchase Date, and the re-delivery of such Series 1 VRDP Shares by means of “FREE” delivery through the Securities Depository to the Remarketing Agent for delivery to the purchaser’s Agent Member through the Securities Depository by 3:00 p.m., New York City time, on the relevant Purchase Date.

(b)        By 2:00 p.m., New York City time, on the Business Day immediately preceding each Purchase Date, the Remarketing Agent shall deliver a notice to the Tender and Paying Agent and the Liquidity Provider (a “Remarketing Notice”), by email transmission or facsimile transmission, that sets forth the number of Series 1 VRDP Shares, if any, that it successfully remarketed for purchase on such Purchase Date and the aggregate Purchase Price of such sold Series 1 VRDP Shares and the number of Series 1 VRDP Shares, if any, not successfully remarketed for purchase on such Purchase Date and the aggregate Purchase Price of such unsold Series 1 VRDP Shares to be paid by the Liquidity Provider. If the Remarketing Notice states that the Remarketing Agent has not successfully remarketed all of the Series 1 VRDP Shares to be purchased on such Purchase Date, the Tender and Paying Agent will promptly, and in any event not later than 4:00 p.m., New York City time, on such Business Day, deliver by Electronic Means to the Liquidity Provider (with a copy to the Fund) a Preliminary Notice of Purchase that, subject to delivery of the Final Notice of Purchase on the Purchase Date described below, provides for the purchase by the Liquidity Provider of the number of such Series 1 VRDP Shares that the Remarketing Agent stated in the Remarketing Notice as not having been successfully remarketed, including the aggregate Purchase Price of such Series 1 VRDP Shares, as calculated by the Remarketing Agent. If the Remarketing Notice states that the Remarketing Agent has not successfully remarketed all of the Series 1 VRDP Shares to be purchased on such Purchase Date (or if remarketing proceeds for any tendered Series 1 VRDP Shares have not been received for any reason by the Tender and Paying Agent by 11:00 a.m., New York City time, on the Purchase Date), the Tender and Paying Agent will deliver by Electronic Means to the Liquidity Provider (with a copy to the Fund) by 12:00 noon, New York City time, on such Purchase Date a Final Notice of Purchase that states the number of Series 1 VRDP Shares required to be purchased by the Liquidity Provider. For purposes of the Final Notice of Purchase, any tendered Series 1 VRDP Shares for which remarketing proceeds have not been received for any reason by the Tender and Paying Agent by 11:00 a.m., New York City time, on the Purchase Date, shall be treated as not having been successfully remarketed and shall be required to be purchased by the Liquidity Provider. The payment obligation of the Liquidity Provider shall equal the Purchase Price of the Series 1 VRDP Shares, stated in the Final Notice of Purchase delivered to the Liquidity Provider, as being required to be purchased by the Liquidity Provider.

(c)        The Liquidity Provider shall, no later than 2:00 p.m., New York City time, on a Purchase Date for any Series 1 VRDP Shares, wire transfer the aggregate Purchase Price of all Series 1 VRDP Shares in respect of which Final Notices of Purchase have been delivered to it for purchase of Series 1 VRDP Shares on such date, as follows: (i) in the case of a Final Notice of Purchase delivered by the Tender and Paying Agent, by wire transfer, in immediately available funds, to the account of the Tender and Paying Agent specified by the Tender and Paying Agent in any such Final Notice of Purchase; and (ii) in the case of a Final Notice of Purchase delivered by a Beneficial Owner or its Agent Member, in the case of an Optional Tender, or by a Holder, in the case of a Mandatory Tender, in the event there is no Tender and Paying Agent or for any reason the Tender and Paying Agent does not perform its obligations under the VRDP Purchase Agreement and the Liquidity Provider has received a Remarketing Notice that such Series 1 VRDP Shares have not been the subject of an

52

agreement of sale in a Remarketing and has received written notice from the Fund that there is no Tender and Paying Agent or that the Tender and Paying Agent does not intend to perform its obligations under the VRDP Purchase Agreement, by payment against delivery of the Series 1 VRDP Shares that are the subject of any such Final Notice of Purchase, through means of the Securities Depository in the case of Series 1 VRDP Shares in the form of global securities.

(d)        Upon receipt by the Tender and Paying Agent from the Beneficial Owner or its Agent Member, in the case of an Optional Tender, or from the Holder, in the case of a Mandatory Tender, of tendered Series 1 VRDP Shares and the payment by the Tender and Paying Agent to such Beneficial Owner or its Agent Member, or such Holder as the case may be, of the Purchase Price therefor on the applicable Purchase Date, the Tender and Paying Agent shall deliver to the Liquidity Provider, by means of “FREE” delivery through the system of the Securities Depository, Series 1 VRDP Shares in satisfaction of the Liquidity Provider’s Purchase Obligation on such Purchase Date. Any funds paid by the Liquidity Provider and held in the account of the Tender and Paying Agent for the payment of the Purchase Price shall be held in trust for the benefit of the Liquidity Provider until the Series 1 VRDP Shares are delivered by the tendering Beneficial Owners or their Agent Members, in the case of an Optional Tender, or by the tendering Holder, in the case of a Mandatory Tender, against payment therefor or returned to the Liquidity Provider. Any funds paid by the Remarketing Agent and held in an account of the Tender and Paying Agent for the payment of the Purchase Price in connection with a Remarketing shall be held in trust for the benefit of the Remarketing Agent on account of purchasers purchasing in a Remarketing until the Series 1 VRDP Shares are delivered by the tendering Beneficial Owners or their Agent Members, in the case of an Optional Tender, or by the tendering Holders, in the case of a Mandatory Tender, against payment therefor, or returned to the Remarketing Agent on account of purchasers purchasing in a Remarketing. Upon receipt of Series 1 VRDP Shares from the tendering Beneficial Owners or their Agent Members, in the case of an Optional Tender, or from the tendering Holders, in the case of a Mandatory Tender, by the Tender and Paying Agent, the Tender and Paying Agent shall pay, subject to receipt of the Purchase Price by the Tender and Paying Agent in the form of remarketing proceeds from the Remarketing Agent, with respect to Series 1 VRDP Shares remarketed by the Remarketing Agent, or in the form of payment pursuant to the VRDP Purchase Agreement from the Liquidity Provider, with respect to Series 1 VRDP Shares subject to purchase pursuant to the Purchase Obligation, the Purchase Price for such Series 1 VRDP Shares to such tendering Beneficial Owner, Agent Member or Holder, as the case may be. In accordance with and subject to the foregoing, the Tender and Paying Agent shall effect any such payment on the applicable Purchase Date.

(e)        Except as otherwise expressly provided for herein, the purchase and delivery of tendered Series 1 VRDP Shares in the form of global securities and their Remarketing will be accomplished in accordance with the applicable procedures of the Securities Depository.

(f)        The Remarketing Agent and the Tender and Paying Agent each shall use commercially reasonable efforts to meet the timing requirements set forth above. At any time that no Purchase Obligation is in effect (or with respect to a remarketing of Series 1 VRDP Shares held by the Liquidity Provider as to which any then-effective Purchase Obligation by a successor liquidity provider is inapplicable), any Series 1 VRDP Shares unsold in a Remarketing shall be returned to the tendering Beneficial Owners or their Agent Members, or the tendering Holders, as the case may be, by the Tender and Paying Agent. The Remarketing Agent may, in its sole discretion, modify the settlement procedures set forth above with respect to any Remarketing upon ten (10) days’ prior written notice to the Fund, the Liquidity Provider and the Tender and Paying Agent, provided any such modification

53

does not adversely affect the Holders, the Beneficial Owners, the Tender and Paying Agent, the Liquidity Provider or the Fund. The Remarketing Agent may sell Series 1 VRDP Shares for its own account outside of a Remarketing at a price other than the Purchase Price.

(g)        In connection with the allocation of Series 1 VRDP tendered for Remarketing by the Liquidity Provider and any other Holder or Beneficial Owner of shares of Series 1 VRDP in any Remarketing, the Remarketing Agent shall allocate those shares of Series 1 VRDP previously acquired by the Liquidity Provider pursuant to its Purchase Obligation first to any purchasers in a Remarketing (such allocation coming first from those shares of Series 1 VRDP acquired earliest by the Liquidity Provider).

3.        Determination of Applicable Rate.

(a)        The Applicable Rate shall be determined by the Remarketing Agent on and as of each Rate Determination Date as the lowest rate under then-existing market conditions that in the Remarketing Agent’s sole judgment would result in the Series 1 VRDP Shares on the first day of the Subsequent Rate Period next succeeding the Rate Determination Date having a market value equal to the Liquidation Preference thereof (plus accumulated but unpaid dividends thereon, whether or not earned or declared). Such determination shall be conclusive and binding upon the interested parties. The Applicable Rate shall not exceed the Maximum Rate.

(b)        The Remarketing Agent shall establish the Applicable Rate by 5:00 p.m., New York City time, on each Rate Determination Date to the nearest one-thousandth (0.001) of one percent per annum for the Subsequent Rate Period. The Applicable Rate shall be in effect from and including the first day following such Rate Determination Date to and including the following Rate Determination Date. The Remarketing Agent shall make the Applicable Rate available after 5:00 p.m., New York City time, on the Rate Determination Date by email transmission or facsimile transmission to the Fund, the Tender and Paying Agent and the Liquidity Provider and post the Applicable Rate on Bloomberg.

(c)        In the event that the Remarketing Agent establishes the Maximum Rate as the Applicable Rate for a Subsequent Rate Period, the Remarketing Agent shall notify the Fund and the Tender and Paying Agent. The Fund will require in the Tender and Paying Agent Agreement that the Tender and Paying Agent will notify the Liquidity Provider and the Holders of Series 1 VRDP Shares by first class mail, postage prepaid (in the case of physical shares), or Electronic Means (in the case of Series 1 VRDP Shares in the form of global securities) that the Applicable Rate for the Subsequent Rate Period is the Maximum Rate.

(d)        In the event the Remarketing Agent does not or is unable to determine the Applicable Rate, or if there is no Remarketing Agent, the Applicable Rate shall be the Maximum Rate.

(e)        In the event of a Failed Remarketing Condition, the Applicable Rate as of the close of business on the day the Failed Remarketing Condition first occurs will be adjusted to the Maximum Rate (with the Applicable Spread subject to adjustment as set forth in the definition of Applicable Spread) and the Maximum Rate will continue to be the Applicable Rate (i) until the first day of the next succeeding Subsequent Rate Period after a Failed Remarketing Condition no longer exists in the case of a Minimum Rate Period or a Special Rate Period of 28 Rate Period Days or fewer, and (ii) until the first day of the next succeeding Dividend Period after the Failed Remarketing Condition no longer exists in the case of a Special Rate Period of greater than 28 Rate Period Days.

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4.        Failed Remarketing Condition. In the event of a Failed Remarketing Condition, pursuant to the Tender and Paying Agent Agreement, the Tender and Paying Agent shall promptly provide notice of a Failed Remarketing Condition, but in any event within two (2) Business Days of receipt by the Tender and Paying Agent of notice from the Fund of the occurrence of such Failed Remarketing Condition, by Electronic Means (or by first class mail, postage prepaid, in the case where the Series 1 VRDP Shares are in physical form) to the Holders (with a copy to the Fund).

5.        Purchase of VRDP Shares by Remarketing Agent. The Remarketing Agent in its sole discretion may purchase for its own account Series 1 VRDP Shares in a Remarketing; however, the Remarketing Agent shall not be obligated to purchase any Series 1 VRDP Shares that would otherwise remain unsold in a Remarketing. None of the Fund, the Tender and Paying Agent or any Remarketing Agent shall be obligated in any case to provide funds to make payment to a Beneficial Owner or its Agent Member upon such Beneficial Owner’s tender of its Series 1 VRDP Shares in a Remarketing unless, in each case, such Series 1 VRDP Shares were acquired for the account of the Fund, the Tender and Paying Agent or the Remarketing Agent.

6.        Notification of Allocations. Whenever the Fund intends to include any net capital gains or ordinary income taxable for regular federal income tax purposes in any dividend on Series 1 VRDP Shares, the Fund may notify the Remarketing Agent and Tender and Paying Agent of the amount to be so included (i) not later than 14 calendar days preceding the first Rate Determination Date on which the Applicable Rate for such dividend is to be established, and (ii) for any successive Rate Determination Date on which the Applicable Rate for such dividend is to be established, not later than the close of business on the immediately preceding Rate Determination Date. Whenever such notice is received from the Fund, the Tender and Paying Agent will notify each Holder and the Remarketing Agent will notify each potential Beneficial Owner or its Agent Member. With respect to a Rate Period for which such advance notice was given and whose dividends are comprised partly of such ordinary income or capital gains and partly of exempt-interest income, the different types of income will be paid in the same relative proportions for each day during the Rate Period. The Fund may also include such ordinary income or capital gains in a dividend on shares of Series 1 VRDP without giving advance notice thereof if it increases the dividends by an additional amount calculated as if such income was a Taxable Allocation and the additional amount was a Gross-up Payment, provided the Fund will notify the Tender and Paying Agent of the additional amounts to be included in such dividend at least five Business Days prior to the applicable Dividend Payment Date.

7.        Transfers.

(a)        Unless otherwise permitted by the Fund, a Beneficial Owner or Holder may sell, transfer or otherwise dispose of Series 1 VRDP Shares only in whole shares and only pursuant to a Remarketing in accordance with the remarketing procedures set forth in Part II of this Statement, provided, however, that (a) a sale, transfer or other disposition of Series 1 VRDP Shares from a Beneficial Owner who holds shares through an Agent Member to another Beneficial Owner who holds shares through the same Agent Member shall be permitted, and (b) in the case of all transfers other than pursuant to Remarketings, the Agent Member (or other Person, if permitted by the Fund) to whom such transfer is made shall advise the Remarketing Agent. The Fund has not registered the Series 1 VRDP Shares under the Securities Act. Accordingly, the Series 1 VRDP Shares are subject to restrictions on transferability and resale and may only be purchased by and sold to “qualified institutional buyers” (as defined in Rule 144A under the Securities Act or any successor provision) in accordance with Rule 144A under the Securities Act or any successor provision or any exemption from

55

registration available and otherwise in accordance with the legend set forth on the face of the Series 1 VRDP Shares.

(b)        The Investment Adviser, affiliated persons of the Investment Adviser (as defined in Section 2(a)(3) of the 1940 Act) (other than the Fund, in the case of a purchase of Series 1 VRDP Shares which are to be cancelled within 10 days of purchase by the Fund), and Persons over which the Investment Adviser, or affiliated persons of the Investment Adviser (as defined in Section 2(a)(3) of the 1940 Act), exercise discretionary investment or voting authority (other than the Fund, in the case of a purchase of Series 1 VRDP Shares which are to be cancelled within 10 days of purchase by the Fund), are not permitted to purchase Series 1 VRDP Shares without the prior written consent of the Liquidity Provider, and any such purchases without such consent shall be void ab initio; provided, however, that the Fund shall give prompt notice to Beneficial Owners by Electronic Means upon any of the foregoing Persons, singly or in the aggregate, acquiring a beneficial interest in 20% or more of the Series 1 VRDP Shares; provided, further, that, without regard to the preceding requirements, purchases of Series 1 VRDP Shares may be made by broker-dealers that are affiliated persons of the Investment Adviser in riskless principal transactions with respect to such purchases of Series 1 VRDP Shares.

(c)        If at any time the Fund is not furnishing information to the SEC pursuant to Section 13 or 15(d) of the Exchange Act, in order to preserve the exemption for resales and transfers under Rule 144A, the Fund shall furnish, or cause to be furnished, to holders of Series 1 VRDP Shares and prospective purchasers of Series 1 VRDP Shares, upon request, information with respect to the Fund satisfying the requirements of subsection (d)(4) of Rule 144A.

8.        Global Certificate.

Prior to the commencement of a Voting Period, (i) all of the shares of Series 1 VRDP outstanding from time to time shall be represented by one or more global certificates registered in the name of the Securities Depository or its nominee and (ii) no registration of transfer of shares of Series 1 VRDP shall be made on the books of the Fund to any Person other than the Securities Depository or its nominee.

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IN WITNESS WHEREOF, Nuveen AMT-Free Municipal Income Fund has caused these presents to be signed as of [—] in its name and on its behalf by its Chief Administrative Officer and attested by its [Assistant] Vice President and [Assistant] Secretary. The Declaration is on file with the Secretary of State of the Commonwealth of Massachusetts, and the said officers of the Fund have executed this Statement as officers and not individually, and the obligations and rights set forth in this Statement are not binding upon any such officers, or the trustees of the Fund or shareholders of the Fund, individually, but are binding only upon the assets and property of the Fund.

NUVEEN AMT-FREE MUNICIPAL INCOME FUND

By:
Name:
Title:

ATTEST:

Name:
Title:

57

NUVEEN AMT-FREE MUNICIPAL INCOME FUND

STATEMENT ESTABLISHING AND FIXING THE

RIGHTS AND PREFERENCES OF SERIES 2

VARIABLE RATE DEMAND PREFERRED SHARES

(Relating to the issuance of Series 2 VRDP by the above-named fund in exchange for the outstanding Series 2 Variable Rate Demand Preferred Shares of

Nuveen Premium Income Municipal Opportunity Fund (NPX))

Effective Date: [—], 2013

2

3

NUVEEN AMT-FREE MUNICIPAL INCOME FUND

STATEMENT ESTABLISHING AND FIXING THE

RIGHTS AND PREFERENCES OF SERIES 2

VARIABLE RATE DEMAND PREFERRED SHARES

NUVEEN AMT-FREE MUNICIPAL INCOME FUND, a Massachusetts business trust (the “Fund”), hereby certifies that:

FIRST: Pursuant to authority expressly vested in the Board of Trustees of the Fund by Article IV of the Fund’s Declaration of Trust, the Board of Trustees has, by resolution, authorized the issuance of preferred shares, $.01 par value per share, classified as Variable Rate Demand Preferred Shares with a liquidation preference of $100,000 per share in such one or more series as may be authorized and issued from time to time (each, a “Series,” and each such Series being referred to herein as a “Series of VRDP,” and shares of all such Series being referred to herein individually as a “VRDP Share” and collectively as “VRDP Shares” or “VRDP”);

SECOND: The preferences (including liquidation preference), voting powers, restrictions, limitations as to dividends, qualifications, and terms and conditions of redemption, of the shares of the Series 2 Variable Rate Demand Preferred Shares designated below are as follows or as set forth in an amendment or supplement hereto; and

THIRD: The Fund has outstanding on the date hereof two Series of Preferred Shares, and, concurrently with the initial issuance of the Series 2 VRDP Shares designated below, the Fund is issuing a Series of VRDP designated Series 1; each series of Preferred Shares is issued pursuant to a separate statement establishing the rights and preferences of Preferred Shares of such series, as the same may be amended or supplemented from time to time.

DESIGNATION OF SERIES 2 VRDP

Series 2: A series of preferred shares, par value $.01 per share, liquidation preference $100,000 per share, is hereby authorized and designated “Series 2 Variable Rate Demand Preferred Shares,” also referred to herein as “Series 2 VRDP” or “Series 2 VRDP Shares.” Each share of Series 2 VRDP shall be issued on a date determined by the Board of Trustees of the Fund or pursuant to their delegated authority; and have such other preferences, voting powers, limitations as to dividends, qualifications and terms and conditions of redemption, in addition to those required by applicable law or as set forth in the Declaration, as set forth in Parts I and II of this Statement (as defined below). With respect to the initial issuance of Series 2 VRDP, each share of Series 2 VRDP shall have an Applicable Rate equal to the rate determined by the Remarketing Agent on the Acquired Fund VRDP (as defined below) on Wednesday, [—], 2013, for the Initial Rate Period from, and including, the Date of Original Issue to, and including, [—], 2013 and an initial Dividend Payment Date of [—], 2013. The Series 2 VRDP shall constitute a separate series of preferred shares of the Fund and each share of Series 2 VRDP shall be identical.

The number of Series 2 VRDP Shares which the Board of Trustees has initially authorized for issuance is 2,190. The Board of Trustees may, from time to time, authorize the issuance of additional Series 2 VRDP Shares in accordance with the terms hereof.

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One share of Series 2 VRDP initially authorized for issuance as stated above shall be issued and distributed in respect of each share of Series 2 Variable Rate Demand Preferred Shares of Nuveen Premium Income Municipal Opportunity Fund (the “Acquired Fund VRDP”) outstanding on the date of distribution in connection with the reorganization of Nuveen Premium Income Municipal Opportunity Fund (the “Acquired Fund”) as described in the Information Memorandum (as defined below).

DEFINITIONS

The following terms shall have the following meanings (with terms defined in the singular having comparable meanings when used in the plural and vice versa), unless the context otherwise requires:

(a)        “Agent Member” means a Person with an account at the Securities Depository that holds one or more Series 2 VRDP Shares through the Securities Depository, directly or indirectly, for a Beneficial Owner and that will be authorized and instructed, directly or indirectly, by a Beneficial Owner to disclose information to the Remarketing Agent and the Tender and Paying Agent with respect to such Beneficial Owner.

(b)        “Alternate VRDP Purchase Agreement” means any agreement with a successor Liquidity Provider replacing the VRDP Purchase Agreement (or any replacement therefor) upon its termination in accordance with its terms and containing a Purchase Obligation substantially identical to the Purchase Obligation therein as determined by the Fund.

(c)        “Applicable Base Rate” means (i) with respect to a Rate Period of fewer than 49 days, the greater of (a) the SIFMA Municipal Swap Index Rate or (b) the LIBOR Rate, and (ii) with respect to a Rate Period of 49 or more days, the LIBOR Rate.

(d)        “Applicable Percentage” shall have the meaning set forth in the definition of the Maximum Rate.

(e)        “Applicable Rate” means the dividend rate per annum on any Series 2 VRDP Shares for a Rate Period determined as set forth in paragraph (e)(i) of Section 2 of Part I of this Statement or in the definition of “Maximum Rate.”

(f)        “Applicable Rate Determination” means each periodic operation of the process of determining the Applicable Rate for the Series 2 VRDP Shares for a Subsequent Rate Period, as provided in the Remarketing Agreement and Part II of this Statement.

(g)        “Applicable Spread” means, in connection with the Maximum Rate for any Rate Period (and subject to adjustment as described in the definition of Maximum Rate) (i) when there is not a Failed Remarketing Condition, 200 basis points (2.00%), and (ii) while a Failed Remarketing Condition has occurred or is continuing, 200 basis points (2.00%) (up to 59 days of a continued Failed Remarketing Condition), 225 basis points (2.25%) (60 days but fewer than 90 days of a continued Failed Remarketing Condition), 250 basis points (2.50%) (90 days but fewer than 120 days of a continued Failed Remarketing Condition), 275 basis points (2.75%) (120 days but fewer than 150 days of a continued Failed Remarketing Condition), 300 basis points (3.00%) (150 days but fewer than 180 days of a continued Failed Remarketing Condition), and 400 basis points (4.00%) (180 days or more of

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a continued Failed Remarketing Condition); provided, that, if at any time when the Applicable Spread is 225 basis points (2.25%), 250 basis points (2.50%), 275 basis points (2.75%), 300 basis points (3.00%) or 400 basis points (4.00%) the Failed Remarketing Condition no longer exists due to the successful remarketing of all Purchased VRDP Shares, such Applicable Spread of 225 basis points (2.25%), 250 basis points (2.50%), 275 basis points (2.75%), 300 basis points (3.00%) or 400 basis points (4.00%) will continue to be the Applicable Spread in connection with determining the Maximum Rate in effect for each Rate Period commencing with the first Subsequent Rate Period after the Failed Remarketing Condition no longer exists through and including the first Subsequent Rate Period ending on or after the 45th day after the day the Failed Remarketing Condition no longer exists; provided further, that (i) if a new Failed Remarketing Condition occurs prior to the end of such period and the Applicable Spread is then 225 basis points (2.25%), the date such new Failed Remarketing Condition occurs will be deemed to be the 60th day of a continued Failed Remarketing Condition, (ii) if a new Failed Remarketing Condition occurs prior to the end of such period and the Applicable Spread is then 250 basis points (2.50%), the date such new Failed Remarketing Condition occurs will be deemed to be the 90th day of a continued Failed Remarketing Condition, (iii) if a new Failed Remarketing Condition occurs prior to the end of such period and the Applicable Spread is then 275 basis points (2.75%), the date such new Failed Remarketing Condition occurs will be deemed to be the 120th day of a continued Failed Remarketing Condition, (iv) if a new Failed Remarketing Condition occurs prior to the end of such period and the Applicable Spread is then 300 basis points (3.00%), the date such new Failed Remarketing Condition occurs will be deemed to be the 150th day of a continued Failed Remarketing Condition, and (v) if a new Failed Remarketing Condition occurs prior to the end of such period and the Applicable Spread is then 400 basis points (4.00%), the date such new Failed Remarketing Condition occurs will be deemed to be the 180th day of a continued Failed Remarketing Condition, in each case, solely for purposes of determining the Applicable Spread.

(h)        “Beneficial Owner” means a Person in whose name Series 2 VRDP Shares are recorded as beneficial owner of such VRDP Shares by the Securities Depository, an Agent Member or other securities intermediary on the records of such Securities Depository, Agent Member or securities intermediary, as the case may be, or such Person’s subrogee, including the Liquidity Provider to the extent it is at any time the Beneficial Owner of Series 2 VRDP Shares (irrespective of any assignment or transfer by the Liquidity Provider of its voting rights).

(i)        “Board of Trustees” means the Board of Trustees of the Fund or any duly authorized committee thereof.

(j)        “Business Day” means a day (a) other than a day on which commercial banks in The City of New York, New York are required or authorized by law or executive order to close and (b) on which the New York Stock Exchange is not closed.

(k)        “Code” means the Internal Revenue Code of 1986, as amended.

(l)        “Common Shares” means the common shares of beneficial interest, par value $.01 per share, of the Fund.

(m)        “Cure Date” means the VRDP Basic Maintenance Cure Date or the Minimum VRDP Asset Coverage Cure Date, as the case may be.

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(n)        “Custodian” means a bank, as defined in Section 2(a)(5) of the 1940 Act, that has the qualifications prescribed in paragraph 1 of Section 26(a) of the 1940 Act, or such other entity as shall be providing custodian services to the Fund as permitted by the 1940 Act or any rule, regulation, or order thereunder, and shall include, as appropriate, any similarly qualified sub-custodian duly appointed by the Custodian.

(o)        “Date of Original Issue,” with respect to Series 2 VRDP Shares, means the date on which the Fund initially issued such shares.

(p)        “Declaration” means, the Declaration of Trust of the Fund, as it may be amended from time to time in accordance with the provisions thereof.

(q)        “Deposit Securities” means, as of any date, any United States dollar-denominated security or other investment of a type described below that either (i) is a demand obligation payable to the holder thereof on any Business Day or (ii) has a maturity date, mandatory redemption date or mandatory payment date, on its face or at the option of the holder, preceding the relevant payment date in respect of which such security or other investment has been deposited or set aside as a Deposit Security:

(1)	cash or any cash equivalent;

(2)	any U.S. Government Security;

(3)	any Municipal Obligation that has a credit rating from at least one NRSRO that is the highest applicable rating generally ascribed by such NRSRO to Municipal Obligations with substantially similar terms as of the date of this Statement (or such rating’s future equivalent), including (A) any such Municipal Obligation that has been pre-refunded by the issuer thereof with the proceeds of such refunding having been irrevocably deposited in trust or escrow for the repayment thereof and (B) any such fixed or variable rate Municipal Obligation that qualifies as an eligible security under Rule 2a-7 under the 1940 Act;

(4)	any investment in any money market fund registered under the 1940 Act that qualifies under Rule 2a-7 under the 1940 Act, or similar investment vehicle described in Rule 12d1-1(b)(2) under the 1940 Act, that invests principally in Municipal Obligations or U.S. Government Securities or any combination thereof; or

(5)	any letter of credit from a bank or other financial institution that has a credit rating from at least one NRSRO that is the highest applicable rating generally ascribed by such NRSRO to bank deposits or short-term debt of similar banks or other financial institutions as of the date of this Statement (or such rating’s future equivalent).

(r)        “Discounted Value,” as of any Valuation Date, means, (i) with respect to a Fitch Eligible Asset, the quotient of the Market Value thereof divided by the applicable Fitch Discount Factor, or as otherwise set forth in the Fitch Guidelines as then used by the Fund, (ii) (a) with respect to a Moody’s Eligible Asset that is not currently callable as of such Valuation Date at the option of the issuer thereof, the quotient of the Market Value thereof divided by the applicable Moody’s Discount

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Factor, or as otherwise set forth in the Moody’s Guidelines as then used by the Fund, or (b) with respect to a Moody’s Eligible Asset that is currently callable as of such Valuation Date at the option of the issuer thereof, the quotient of (1) the lesser of the Market Value or call price thereof, including any call premium, divided by (2) the applicable Moody’s Discount Factor, or as otherwise set forth in the Moody’s Guidelines as then used by the Fund, (iii) with respect to an S&P Eligible Asset, the quotient of the Market Value thereof divided by the applicable S&P Discount Factor, or as otherwise set forth in the S&P Guidelines as then used by the Fund, and (iv) with respect to any Other Rating Agency, as set forth in the Other Rating Agency Guidelines as then used by the Fund.

(s)        “Dividend Payment Date,” except as otherwise provided in paragraph (d) of Section 2 of Part I of this Statement, means the date that is the first Business Day of each calendar month on which dividends on shares of Series 2 VRDP are paid to Holders.

(t)        “Dividend Period,” with respect to Series 2 VRDP, means the period from, and including, the Date of Original Issue of shares of such Series to, but excluding, the initial Dividend Payment Date for shares of such Series and any period thereafter from, and including, one Dividend Payment Date for shares of such Series to, but excluding, the next succeeding Dividend Payment Date for shares of such Series.

(u)        “Effective Leverage Ratio” shall have the meaning set forth in the VRDP Fee Agreement.

(v)        “Effective Leverage Ratio Cure Period” shall have the meaning set forth in the VRDP Fee Agreement.

(w)        “Electronic Means” means email transmission, facsimile transmission or other similar electronic means of communication providing evidence of transmission (but excluding online communications systems covered by a separate agreement) acceptable to the sending party and the receiving party, in any case if operative as between any two parties, or, if not operative, by telephone (promptly confirmed by any other method set forth in this definition), which, in the case of notices to the Tender and Paying Agent, shall be sent by such means as set forth in Section 7.02 of the Tender and Paying Agent Agreement or as specified in the related notice.

(x)        “Exchange Act” means the U.S. Securities Exchange Act of 1934, as amended.

(y)        “Extraordinary Corporate Event” means as to the Liquidity Provider, (i) the consolidation, amalgamation with, or merger with or into or the transfer of all or substantially all of the Liquidity Provider’s assets to another entity, or (ii) the dissolution, for any reason, of the Liquidity Provider other than in connection with the consolidation, amalgamation with, or merger with or into another entity or the transfer of all or substantially all of the Liquidity Provider’s assets; provided, however, that with respect to (i) above, an Extraordinary Corporate Event does not include any of the listed occurrences where (x) the surviving entity, or transferee of all or substantially all of the Liquidity Provider’s assets, (a) assumes all of the obligations of the Liquidity Provider under the terms of the VRDP Purchase Agreement and (b) has short-term debt ratings in one of the two highest rating categories from the Requisite NRSROs or such other short-term debt ratings as may be required for the VRDP Shares to satisfy the eligibility criteria under Rule 2a-7 under the 1940 Act and (y) the Liquidity Provider has provided notice in writing to the Fund confirming the information described in (x) at least 10 days prior to the scheduled date of the applicable listed occurrence in (i) above.

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(z)        “Failed Remarketing Condition” means a Failed Remarketing Condition—Purchased VRDP Shares or a Failed Remarketing Condition—Unpurchased VRDP Shares.

(aa)        “Failed Remarketing Condition—Purchased VRDP Shares” means that the Liquidity Provider acquires and continues to be the beneficial owner for federal income tax purposes of any Series 2 VRDP Shares in connection with purchases made pursuant to the Purchase Obligation (whether as a result of an unsuccessful Remarketing or a Mandatory Purchase) on any Purchase Date including Series 2 VRDP Shares the Liquidity Provider continues to be the beneficial owner of for federal income tax purposes after the expiration or termination of the VRDP Purchase Agreement.

(bb)        “Failed Remarketing Condition—Purchased VRDP Shares Redemption” means redemption by the Fund, at a Redemption Price equal to $100,000 per share plus accumulated but unpaid dividends thereon (whether or not earned or declared) to, but excluding, the date fixed by the Board of Trustees for redemption, of Series 2 VRDP Shares that the Liquidity Provider shall have acquired pursuant to the Purchase Obligation and continued to be the beneficial owner of for federal income tax purposes for a period of six months during which such VRDP Shares cannot be successfully remarketed (i.e., a Failed Remarketing Condition—Purchased VRDP Shares shall have occurred and be continuing for such period of time with respect to such VRDP Shares), determined by the Fund on a first-in, first-out basis, in accordance with and subject to the provisions of the VRDP Fee Agreement and this Statement.

(cc)        “Failed Remarketing Condition—Unpurchased VRDP Shares” means that a Beneficial Owner (other than the Liquidity Provider or its affiliates) continues to hold Series 2 VRDP Shares, that were subject to a valid Tender, after any Purchase Date as a result of the failure by the Liquidity Provider for any reason to purchase such VRDP Shares pursuant to the Purchase Obligation (whether as a result of an unsuccessful Remarketing or a Mandatory Purchase) (“Unpurchased VRDP Shares”), until such time as all Outstanding Unpurchased VRDP Shares are (i) successfully Remarketed, (ii) purchased by the Liquidity Provider pursuant to the Purchase Obligation, or (iii) if not successfully Remarketed or purchased by the Liquidity Provider pursuant to the Purchase Obligation, the subject of a validly tendered Notice of Revocation (or any combination of the foregoing); and any Unpurchased VRDP Shares shall be deemed tendered for Remarketing until the earliest to occur of the foregoing events (i), (ii) or (iii) with respect to such Unpurchased VRDP Shares.

(dd)        “Failure to Deposit” means, with respect to shares of Series 2 VRDP, a failure by the Fund to pay to the Tender and Paying Agent, not later than 12:00 noon, New York City time, (A) on the Business Day immediately preceding any Dividend Payment Date for shares of such Series, in funds available on such Dividend Payment Date in The City of New York, New York, the full amount of any dividend (whether or not earned or declared) to be paid on such Dividend Payment Date on any share of such Series or (B) on the Business Day immediately preceding any redemption date in funds available on such redemption date for shares of such Series in The City of New York, New York, the Redemption Price to be paid on such redemption date for any share of such Series after Notice of Redemption is provided pursuant to paragraph (c) of Section 10 of Part 1 of this Statement; provided, however, that the foregoing clause (B) shall not apply to the Fund’s failure to pay the Redemption Price in respect of Series 2 VRDP Shares when the related Notice of Redemption provides that redemption of such shares is subject to one or more conditions precedent and any such condition precedent shall not have been satisfied at the time or times and in the manner specified in such Notice of Redemption.

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(ee)        “Final Notice of Purchase” means, in connection with an Optional Tender or a Mandatory Tender, a Notice of Purchase delivered by the Tender and Paying Agent to the Liquidity Provider (or directly to the Liquidity Provider by Beneficial Owners or their Agent Members, in the case of an Optional Tender, or Holders, in the case of a Mandatory Tender, if there is no Tender and Paying Agent or for any reason the Tender and Paying Agent does not perform its obligations) on the Purchase Date indicating the number of Series 2 VRDP Shares to be purchased on such date pursuant to the Purchase Obligation, or, in connection with a Mandatory Purchase, the Mandatory Purchase Notice delivered by the Fund or the Tender and Paying Agent on behalf of the Fund.

(ff)        “Fitch” means Fitch, Inc., a Delaware corporation, and its successors.

(gg)        “Fitch Discount Factor” means the discount factors set forth in the Fitch Guidelines for use in calculating the Discounted Value of the Fund’s assets in connection with Fitch’s ratings of Series 2 VRDP Shares.

(hh)        “Fitch Eligible Assets” means assets of the Fund set forth in the Fitch Guidelines as eligible for inclusion in calculating the Discounted Value of the Fund’s assets in connection with Fitch’s ratings of Series 2 VRDP Shares.

(ii)        “Fitch Guidelines” means the guidelines, as may be amended from time to time, applied by Fitch in connection with Fitch’s ratings of Series 2 VRDP Shares.

(jj)        “Gross-up Payment” means payment to a Beneficial Owner of an amount which, when taken together with the aggregate amount of Taxable Allocations made to such Beneficial Owner to which such Gross up Payment relates, would cause such Beneficial Owner’s dividends in dollars (after regular federal income tax consequences) from the aggregate of such Taxable Allocations and the related Gross up Payment to be equal to the dollar amount of the dividends which would have been received by such Beneficial Owner if the amount of such aggregate Taxable Allocations would have been excludable from the gross income of such Beneficial Owner.

Such Gross-up Payment shall be calculated (i) without consideration being given to the time value of money; (ii) only taking into account the regular federal income tax with respect to dividends received from the Fund (that is, without giving effect to any other federal tax based on income, such as (A) the alternative minimum tax or (B) in the case of taxable years beginning after December 31, 2012, the “Medicare tax,” which is imposed at the rate of 3.8% on the net investment income (which includes taxable dividends and net capital gains) of certain individuals, trusts and estates); and (iii) assuming that each Taxable Allocation and each Gross up Payment (except to the extent such Gross up Payment is designated as an exempt interest dividend under Section 852(b)(5) of the Code or successor provisions) would be taxable in the hands of each Beneficial Owner at the maximum marginal regular federal individual income tax rate applicable to ordinary income or net capital gains, as applicable, or the maximum marginal regular federal corporate income tax rate applicable to ordinary income or net capital gains, as applicable, whichever is greater, in effect at the time such Gross up Payment is made.

(kk)        “Holder” means a Person in whose name a Series 2 VRDP Share is registered in the registration books of the Fund maintained by the Tender and Paying Agent.

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(ll)        “Information Memorandum” means the proxy statement of the Acquired Fund and the other fund specified therein, dated as of [—], 2012, and the information memorandum attached thereto, as amended, revised or supplemented from time to time, including in connection with any Remarketing, if applicable.

(mm)        “Initial Rate Period,” with respect to Series 2 VRDP Shares, means the period commencing on and including the Date of Original Issue in connection with the initial issuance thereof and ending on, and including, [—], 2013, the next succeeding Wednesday, as set forth under “Designation of Series 2 VRDP” above.

(nn)        “Investment Adviser” shall mean Nuveen Fund Advisors, Inc., or any successor company or entity.

(oo)        “Late Charge” shall have the meaning specified in paragraph (e)(i)(C) of Section 2 of Part I of this Statement.

(pp)        “LIBOR Dealer” means Citigroup Global Markets Inc. and such other dealer or dealers as the Fund from time to time may appoint or in lieu of any thereof, their respective affiliates and successors.

(qq)        “LIBOR Rate” means, on any Rate Determination Date, (i) the rate for deposits in U.S. dollars for the designated Rate Period, which appears on Reuters display page LIBOR01 (“Page LIBOR01”) (or such other page as may replace that page on that service, or such other service as may be selected by the LIBOR Dealer or its successors that are LIBOR Dealers) as of 11:00 a.m. London time, on the day that is the London Business Day preceding the Rate Determination Date (the “LIBOR Determination Date”), or (ii) if such rate does not appear on Page LIBOR01 or such other page as may replace such Page LIBOR01, (A) the LIBOR Dealer shall determine the arithmetic mean of the offered quotations of the Reference Banks to leading banks in the London interbank market for deposits in U.S. dollars for the designated Rate Period in an amount determined by such LIBOR Dealer by reference to requests for quotations as of approximately 11:00 a.m. (London time) on such date made by such LIBOR Dealer to the Reference Banks, (B) if at least two of the Reference Banks provide such quotations, the LIBOR Rate shall equal such arithmetic mean of such quotations, (C) if only one or none of the Reference Banks provide such quotations, the LIBOR Rate shall be deemed to be the arithmetic mean of the offered quotations that leading banks in The City of New York selected by the LIBOR Dealer (after obtaining the Fund’s approval) are quoting on the relevant LIBOR Determination Date for deposits in U.S. dollars for the designated Rate Period in an amount determined by the LIBOR Dealer (after obtaining the Fund’s approval) that is representative of a single transaction in such market at such time by reference to the principal London offices of leading banks in the London interbank market; provided, however, that if one of the LIBOR Dealers does not quote a rate required to determine the LIBOR Rate, the LIBOR Rate will be determined on the basis of the quotation or quotations furnished by any Substitute LIBOR Dealer or Substitute LIBOR Dealers selected by the Fund to provide such rate or rates not being supplied by the LIBOR Dealer; provided further, that if the LIBOR Dealer and Substitute LIBOR Dealers are required but unable to determine a rate in accordance with at least one of the procedures provided above, the LIBOR Rate shall be the LIBOR Rate as determined on the previous Rate Determination Date. If the number of days in a Rate Period shall be (i) seven or more but fewer than 21 days, such rate shall be the seven-day LIBOR Rate; (ii) 21 or more but fewer than 49 days, such rate shall be the one-month LIBOR rate; (iii) 49 or more but fewer than 77 days, such rate shall be the two-month LIBOR rate; (iv) 77 or more but fewer than 112 days, such rate shall be the three-month LIBOR rate; (v) 112 or more but fewer than 140 days such

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rate shall be the four-month LIBOR rate; (vi) 140 or more but fewer than 168 days, such rate shall be the five-month LIBOR rate; (vii) 168 or more but fewer than 189 days, such rate shall be the six-month LIBOR rate; (viii) 189 or more but fewer than 217 days, such rate shall be the seven-month LIBOR rate; (ix) 217 or more but fewer than 252 days, such rate shall be the eight-month LIBOR rate; (x) 252 or more but fewer than 287 days, such rate shall be the nine-month LIBOR rate; (xi) 287 or more but fewer than 315 days, such rate shall be the ten-month LIBOR rate; (xii) 315 or more but fewer than 343 days, such rate shall be the eleven-month LIBOR rate; and (xiii) 343 or more but fewer than 365 days, such rate shall be the twelve-month LIBOR rate.

(rr)        “Liquidation Preference,” with respect to a given number of Series 2 VRDP Shares, means $100,000 times that number.

(ss)        “Liquidity Account Investments” means Deposit Securities or any other security or investment owned by the Fund that is rated at least investment grade by each NRSRO then rating such security or investment.

(tt)        “Liquidity Provider” means any entity in such capacity pursuant to a VRDP Purchase Agreement, initially, Deutsche Bank Trust Company Americas.

(uu)        “Liquidity Provider Ratings Event” means the Liquidity Provider shall fail to maintain at any time short-term debt ratings in one of the two highest ratings categories from the Requisite NRSROs or such other short-term debt ratings, if any, as may be required for the Series 2 VRDP Shares to satisfy the eligibility criteria under Rule 2a-7 under the 1940 Act.

(vv)        “Liquidity Provider Ratings Event Termination Date” means the date established by the Tender and Paying Agent, acting upon instructions of the Fund pursuant to the Tender and Paying Agent Agreement, for termination of the VRDP Purchase Agreement upon the occurrence of a Liquidity Provider Ratings Event, which date shall be not less than 16 days nor more than 30 days following such Liquidity Provider Ratings Event.

(ww)        “London Business Day” means any day on which commercial banks are generally open for business in London.

(xx)        “Mandatory Purchase” means the mandatory purchase of Outstanding Series 2 VRDP Shares by the Liquidity Provider pursuant to the VRDP Purchase Agreement in connection with a Mandatory Purchase Event.

(yy)        “Mandatory Purchase Date” means the Purchase Date for a Mandatory Purchase in accordance with this Statement and the VRDP Purchase Agreement.

(zz)        “Mandatory Purchase Event” means (i) in connection with the termination of the VRDP Purchase Agreement due to its expiration as of a Scheduled Termination Date, by the fifteenth day prior to any such Scheduled Termination Date, (a) the Liquidity Provider shall not have agreed to an extension or further extension of the Scheduled Termination Date to a date not earlier than 180 days from the Scheduled Termination Date of the VRDP Purchase Agreement then in effect, and (b) the Fund shall not have obtained and delivered to the Tender and Paying Agent an Alternate VRDP Purchase Agreement with a termination date not earlier than 180 days from the Scheduled Termination Date of the VRDP Purchase Agreement being replaced, or (ii) in connection with the termination of the VRDP Purchase Agreement due to a Liquidity Provider Ratings Event or Related Party Termination Event, by the fifteenth day prior to the Liquidity Provider Ratings Event Termination Date or Related

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Party Termination Date, as the case may be, the Fund shall not have obtained and delivered to the Tender and Paying Agent an Alternate VRDP Purchase Agreement with a termination date not earlier than 180 days from the Liquidity Provider Ratings Event Termination Date or Related Party Termination Date, as the case may be, of the VRDP Purchase Agreement being replaced. The Mandatory Purchase Event shall be deemed to occur on such fifteenth day prior to any Scheduled Termination Date, Liquidity Provider Ratings Event Termination Date or Related Party Termination Date, as the case may be.

(aaa)        “Mandatory Purchase Notice” means, in connection with the Mandatory Purchase of Series 2 VRDP Shares, a notice delivered by the Fund or the Tender and Paying Agent on behalf of the Fund to the Holders and the Liquidity Provider specifying a Mandatory Purchase Date.

(bbb)        “Mandatory Tender,” with respect to a Mandatory Tender Event, means the mandatory tender of all Series 2 VRDP Shares by Holders for Remarketing or, in the event (i) no Remarketing occurs on or before the Purchase Date or (ii) pursuant to an attempted Remarketing, Series 2 VRDP Shares remain unsold and the Remarketing Agent does not purchase for its own account the unsold Series 2 VRDP Shares tendered to the Tender and Paying Agent for Remarketing (provided, that the Remarketing Agent may seek to sell such Series 2 VRDP Shares in a subsequent Remarketing prior to the Purchase Date), for purchase by the Liquidity Provider at the Purchase Price pursuant to Section 1 of Part II of this Statement and the VRDP Purchase Agreement.

(ccc)        “Mandatory Tender Event” means (a) each failure by the Fund to make a scheduled payment of dividends on any Series 2 VRDP Share, on a Dividend Payment Date; (b) the occurrence of a Liquidity Provider Ratings Event (which shall constitute a single Mandatory Tender Event upon the occurrence of such Liquidity Provider Ratings Event, whether or not continuing and whether or not such Liquidity Provider Ratings Event also results in a Mandatory Purchase Event; provided that, a subsequent Liquidity Provider Ratings Event, following restoration of the short-term debt ratings to the requisite level, shall constitute a new Mandatory Tender Event); (c) with the prior written consent of the Liquidity Provider with respect to its classification as a Mandatory Tender Event, each failure by the Fund to pay the Liquidity Provider the applicable fee due in advance under the terms of the VRDP Fee Agreement by seven Business Days prior to the beginning of the month to which such payment relates; (d) the eighth day prior to the scheduled date of the occurrence of an Extraordinary Corporate Event; (e) the Fund shall have obtained and delivered to the Tender and Paying Agent an Alternate VRDP Purchase Agreement by the fifteenth day prior to the Scheduled Termination Date, Liquidity Provider Ratings Event Termination Date or Related Party Termination Date, as the case may be, of the VRDP Purchase Agreement being replaced; (f) the occurrence of an Optional Early Replacement Event, (g) the Fund shall have provided a Notice of Proposed Special Rate Period in accordance with this Statement; or (h) in the event of a breach by the Fund of its Effective Leverage Ratio covenant with the Liquidity Provider in the VRDP Fee Agreement and the failure to cure such breach within 60 days from the date of such breach (which 60-day period would include the Effective Leverage Ratio Cure Period), to the extent that the Liquidity Provider (in its sole discretion) thereafter provides written notice to the Fund that the failure to timely cure such breach constitutes a Mandatory Tender Event (subject to the Fund curing such breach prior to the delivery date of such notice from the Liquidity Provider).

(ddd)        “Mandatory Tender Notice” means, in connection with the Mandatory Tender of Series 2 VRDP Shares, a notice delivered by the Fund or the Tender and Paying Agent on behalf of the Fund to the Holders and the Liquidity Provider specifying a Mandatory Tender Event and Purchase Date.

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(eee)        “Market Value” of any asset of the Fund means the market value thereof determined by an independent third-party pricing service designated from time to time by the Board of Trustees. Market Value of any asset shall include any interest accrued thereon. The pricing service values portfolio securities at the mean between the quoted bid and asked price or the yield equivalent when quotations are readily available. Securities for which quotations are not readily available are valued at fair value as determined by the pricing service using methods which include consideration of: yields or prices of municipal bonds of comparable quality, type of issue, coupon, maturity and rating; indications as to value from dealers; and general market conditions. The pricing service may employ electronic data processing techniques or a matrix system, or both, to determine valuations.

(fff)        “Maximum Rate,” means, for Series 2 VRDP Shares on any Rate Determination Date or in respect of the occurrence of a Failed Remarketing Condition for shares of such Series, the Applicable Percentage of the Applicable Base Rate plus the Applicable Spread. The Maximum Rate for Series 2 VRDP Shares will depend on the long-term rating assigned to the Series 2 VRDP Shares, the length of the Rate Period and whether or not the Fund has given notification prior to the Applicable Rate Determination for the Rate Period pursuant to Section 6 of Part II hereto that any ordinary income or capital gains will be included in the dividend on Series 2 VRDP Shares for that Rate Period. The Applicable Percentage of the Applicable Base Rate is as follows:

Long-Term* Ratings		Applicable Percentage of Applicable Base Rate—No Notification
Moody’s	Fitch/S&P
Aa3 to Aaa	AA- to AAA	100%
Baa3 to A1	BBB- to A+	110%
Below Baa3**	Below BBB-**	135%

*	And/or the equivalent ratings of an Other Rating Agency then rating the Series 2 VRDP Shares utilizing the higher of the ratings of the Rating Agencies then rating the Series 2 VRDP Shares.
**	Includes unrated, if no Rating Agency is then rating the Series 2 VRDP Shares.

provided, however, that in the event the Fund has given notification prior to the Applicable Rate Determination for the Rate Period pursuant to Section 6 of Part II hereof that any ordinary income and capital gains will be included in the dividend on Series 2 VRDP Shares for that Rate Period, the Applicable Percentage in the foregoing table shall be divided by the quantity 1 minus the maximum marginal regular federal personal income tax rate applicable to ordinary income or the maximum marginal regular federal corporate income tax rate applicable to ordinary income, whichever is greater.

The Applicable Percentage as so determined and the Applicable Spread may be subject to upward (and if previously adjusted upward, subsequent downward) adjustment as provided in the Remarketing Agreement, provided, that, notwithstanding any provision to the contrary in the Remarketing Agreement, the Maximum Rate is equal to or higher than the rates determined as set forth above, and immediately following any such increase, the Fund would be in compliance with the Minimum VRDP Asset Coverage and the VRDP Basic Maintenance Amount in the Rating Agency Guidelines (if applicable). Furthermore, in the event of Special Rate Periods of greater than 364 days, the Maximum Rate may be subject to upward adjustment as provided in the Remarketing Agreement, provided, that, notwithstanding any provision to the contrary in the Remarketing Agreement, immediately following any such increase, the Fund would be in compliance with the Minimum VRDP Asset Coverage and the VRDP Basic Maintenance Amount (if applicable).

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A Maximum Rate in effect in respect of a Failed Remarketing Condition will continue to be the Applicable Rate (i) until the first day of the next succeeding Subsequent Rate Period after a Failed Remarketing Condition no longer exists in the case of a Minimum Rate Period or a Special Rate Period of 28 Rate Period Days or fewer, and (ii) until the first day of the next succeeding Dividend Period after a Failed Remarketing Condition no longer exists in the case of a Special Rate Period of greater than 28 Rate Period Days.

Notwithstanding any provision to the contrary in the Remarketing Agreement, in no event shall the Maximum Rate exceed 15%; provided, however, that in the event the Fund has given notification prior to the Applicable Rate Determination for the Rate Period pursuant to Section 6 of Part II hereof that any ordinary income or capital gains will be included in the dividend on Series 2 VRDP Shares for that Rate Period, the Maximum Rate shall not exceed 15% divided by the quantity 1 minus the maximum marginal regular federal personal income tax rate applicable to ordinary income or the maximum marginal regular federal corporate income tax rate applicable to ordinary income, whichever is greater.

(ggg)        “Minimum Rate Period” means any Rate Period consisting of seven Rate Period Days, as adjusted to reflect any changes when the regular day that is a Rate Determination Date is not a Business Day.

(hhh)        “Minimum VRDP Asset Coverage” means asset coverage, as defined in Section 18(h) of the 1940 Act as of the date of the VRDP Fee Agreement with such changes thereafter as agreed with the prior written consent of the Liquidity Provider, of at least 200% or such higher percentage as required and specified in the VRDP Fee Agreement, but, in any event, not more than 250%, with respect to all outstanding senior securities of the Fund which are stock, including all Outstanding VRDP Shares (or, in each case, if higher, such other asset coverage as may in the future be specified in or under the 1940 Act as the minimum asset coverage for senior securities which are stock of a closed-end investment company as a condition of declaring dividends on its common shares or stock).

(iii)        “Minimum VRDP Asset Coverage Cure Date” means, with respect to the failure by the Fund to maintain the Minimum VRDP Asset Coverage as of the close of business on a Business Day (as required by Section 6 of Part I of this Statement), the date that is thirty (30) calendar days following such Business Day.

(jjj)        “Moody’s” means Moody’s Investors Service, a Delaware corporation, and its successors.

(kkk)        “Moody’s Discount Factor” means the discount factors set forth in the Moody’s Guidelines for use in calculating the Discounted Value of the Fund’s assets in connection with Moody’s ratings of Series 2 VRDP Shares.

(lll)        “Moody’s Eligible Assets” means assets of the Fund set forth in the Moody’s Guidelines as eligible for inclusion in calculating the Discounted Value of the Fund’s assets in connection with Moody’s ratings of Series 2 VRDP Shares.

(mmm)        “Moody’s Guidelines” means the guidelines, as may be amended from time to time, in connection with Moody’s ratings of Series 2 VRDP Shares.

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(nnn)        “Municipal Obligations” means municipal securities as described in the Information Memorandum.

(ooo)        “1940 Act” means the Investment Company Act of 1940, as amended.

(ppp)        “Notice of Proposed Special Rate Period” means any notice with respect to a proposed Special Rate Period of Series 2 VRDP Shares pursuant to paragraph (c) of Section 4 of Part I of this Statement.

(qqq)        “Notice of Purchase” means, as the context requires, a Preliminary Notice of Purchase or a Final Notice of Purchase, in each case, substantially in the form attached to the VRDP Purchase Agreement.

(rrr)        “Notice of Redemption” means any notice with respect to the redemption of Series 2 VRDP Shares pursuant to paragraph (c) of Section 10 of Part I of this Statement.

(sss)        “Notice of Revocation” means, in connection with the revocation by a Beneficial Owner or its Agent Member of its Notice of Tender, a notice, substantially in the form attached to the Tender and Paying Agent Agreement, delivered by a Beneficial Owner or its Agent Member to the Tender and Paying Agent indicating an intention to revoke the tender of some or all of the Series 2 VRDP Shares for sale on a Purchase Date pursuant to Section 1 of Part II of this Statement.

(ttt)        “Notice of Special Rate Period” means any notice with respect to a Special Rate Period of VRDP Shares pursuant to paragraph (d)(i) of Section 4 of Part I of this Statement.

(uuu)        “Notice of Tender” means, in connection with an Optional Tender, a notice, substantially in the form attached to the Tender and Paying Agent Agreement, delivered by a Beneficial Owner or its Agent Member to the Tender and Paying Agent, indicating an intention to tender Series 2 VRDP Shares for sale on a Purchase Date pursuant to Section 1 of Part II of this Statement.

(vvv)        “NRSRO” means a “nationally recognized statistical rating organization” within the meaning of Section 3(a)(62) of the Exchange Act that is not an “affiliated person” (as defined in Section 2(a)(3) of the 1940 Act) of the Fund or the Liquidity Provider, including, at the date hereof, Fitch, Moody’s and S&P.

(www)        “Optional Early Replacement Event” means the Fund shall have obtained and delivered to the Tender and Paying Agent an Alternate VRDP Purchase Agreement and provided notice thereof (which notice also designates an Optional Early Termination Date) to Holders and the Liquidity Provider in accordance with the Tender and Paying Agent Agreement given at any time prior to the 30th calendar day preceding the then-prevailing Scheduled Termination Date. The date of the occurrence of the Optional Early Replacement Event shall be the date of such notice.

(xxx)        “Optional Early Termination Date” means the date established by the Tender and Paying Agent, acting upon instructions of the Fund pursuant to the Tender and Paying Agent Agreement, for termination of the VRDP Purchase Agreement upon the occurrence of an Optional Early Replacement Event, which date shall be not less than 16 days nor more than 30 days following such Optional Early Replacement Event.

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(yyy)        “Optional Tender” means any tender of Series 2 VRDP Shares by a Beneficial Owner or its Agent Member to the Tender and Paying Agent, other than a Mandatory Tender, for Remarketing or, in the event (i) no Remarketing occurs on or before the Purchase Date, or (ii) pursuant to an attempted Remarketing Series 2 VRDP Shares remain unsold and the Remarketing Agent does not purchase for its own account the unsold Series 2 VRDP Shares tendered to the Tender and Paying Agent for Remarketing (provided that the Remarketing Agent may seek to sell such Series 2 VRDP Shares in a subsequent Remarketing prior to the Purchase Date), for purchase by the Liquidity Provider pursuant to Section 1 of Part II of this Statement and the VRDP Purchase Agreement.

(zzz)        “Other Rating Agency” means each NRSRO, if any, other than Fitch, Moody’s or S&P then providing a rating for the Series 2 VRDP Shares pursuant to the request of the Fund.

(aaaa)        “Other Rating Agency Eligible Assets” means assets of the Fund set forth in the Other Rating Agency Guidelines as eligible for inclusion in calculating the Discounted Value of the Fund’s assets in connection with Other Rating Agency ratings of Series 2 VRDP Shares.

(bbbb)        “Other Rating Agency Guidelines” means the guidelines provided by each Other Rating Agency, as may be amended from time to time, in connection with the Other Rating Agency’s rating of Series 2 VRDP Shares.

(cccc)        “Other Special Rate Period Provisions” shall have the meaning specified in paragraph (f) of Section 4 of Part I of this Statement.

(dddd)        “Outstanding” means, as of any date with respect to VRDP Shares of any Series, the number of shares of such Series theretofore issued by the Fund except, without duplication, (i) any shares of such Series theretofore cancelled or delivered to the Tender and Paying Agent (or other relevant tender and paying agent) for cancellation or redeemed by the Fund, (ii) any shares of such Series with respect to which, in the case of Series 2 VRDP Shares, the Fund has given a Notice of Redemption and irrevocably deposited with the Tender and Paying Agent sufficient Deposit Securities to redeem such VRDP Shares, pursuant to Section 10 of Part I of this Statement or, in the case of VRDP Shares of any other Series, the Fund has taken the equivalent action under the statement applicable to such shares, (iii) any shares of such Series as to which the Fund shall be a Beneficial Owner, and (iv) any shares of such Series represented by any certificate in lieu of which a new certificate has been executed and delivered by the Fund; provided, however, with respect to clause (ii), any Series 2 VRDP Share will be deemed to be Outstanding for purposes of the VRDP Purchase Agreement until redeemed by the Fund.

(eeee)        “Person” means and includes an individual, a partnership, a corporation, a trust, an unincorporated association, a joint venture or other entity or a government or any agency or political subdivision thereof.

(ffff)        “Preferred Shares” means the preferred shares of the Fund, and includes the VRDP Shares of each Series.

(gggg)        “Preliminary Notice of Purchase” shall have the meaning specified in paragraph (b) of Section 2 of Part II of this Statement.

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(hhhh)        “Purchase Date,” with respect to any purchase of Series 2 VRDP Shares, means (i) in connection with an Optional Tender, the date specified in a Notice of Tender, which date shall be no earlier than the seventh day (or, if such day is not a Business Day, the next succeeding Business Day) following delivery to the Tender and Paying Agent of the Notice of Tender, (ii) in connection with a Mandatory Tender, the date specified in the Mandatory Tender Notice (or, if such day is not a Business Day, the next succeeding Business Day), subject to the immediately succeeding sentence below, or (iii) in connection with a Mandatory Purchase, the Mandatory Purchase Date specified in the Mandatory Purchase Notice (or, if such day is not a Business Day, the next succeeding Business Day). The Purchase Date in respect of a Mandatory Tender Event shall be not later than seven days following the date a Mandatory Tender Notice is sent to Holders by Electronic Means; provided, that: (A) the Purchase Date in connection with the failure of the Fund to pay the applicable fee to the Liquidity Provider may not be later than the last Business Day of the month such payment was due; (B) the Purchase Date in connection with the occurrence of an Extraordinary Corporate Event may not be later than the Business Day immediately preceding the occurrence of the Extraordinary Corporate Event (and, if no earlier Purchase Date is specified in a Mandatory Tender Notice with respect to such Extraordinary Corporate Event, the Business Day immediately preceding the occurrence of the Extraordinary Corporate Event shall be deemed to be the Purchase Date irrespective of the failure to have given or sent a Mandatory Tender Notice); (C) the Purchase Date in connection with the Fund obtaining an Alternate VRDP Purchase Agreement may not be later than the Business Day immediately preceding the termination of the VRDP Purchase Agreement being replaced; and (D) the Purchase Date in connection with a Notice of Proposed Special Rate Period may not be later than the first day of such proposed Special Rate Period.

(iiii)        “Purchase Obligation” means the unconditional and irrevocable obligation of the Liquidity Provider during the term and pursuant to the terms of the VRDP Purchase Agreement to purchase Outstanding Series 2 VRDP Shares on any Purchase Date at the Purchase Price from Beneficial Owners, in the case of any Optional Tender, and Holders, in the case of any Mandatory Tender, in each case following delivery of a Notice of Purchase with respect to such Series 2 VRDP Shares, and Holders, in the case of any Mandatory Purchase.

(jjjj)        “Purchase Price” means an amount equal to the Liquidation Preference of any Series 2 VRDP Shares to be purchased on a Purchase Date, plus any accumulated but unpaid dividends thereon (whether or not earned or declared), if any, to, but excluding, the relevant Purchase Date.

(kkkk)        “Purchased VRDP Shares” means all Series 2 VRDP Shares purchased by the Liquidity Provider pursuant to the VRDP Purchase Agreement, so long as such Series 2 VRDP Shares are owned by the Liquidity Provider.

(llll)        “Rate Determination Date” means, with respect to any Series 2 VRDP Shares, the last day of a Rate Period for such Series or, if such day is not a Business Day, the next succeeding Business Day; provided, however, that the next succeeding Rate Determination Date will be the day of the week that is the regular Rate Determination Date if such day is a Business Day.

(mmmm)        “Rate Period,” with respect to Series 2 VRDP, means the Initial Rate Period and any Subsequent Rate Period, including any Special Rate Period, for shares of such Series.

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(nnnn)        “Rate Period Days,” for any Rate Period, means the number of days that would constitute such Rate Period but for the application of paragraph (d) of Section 2 of Part I of this Statement or paragraph (b) of Section 4 of Part I of this Statement.

(oooo)        “Rating Agency” means each of Fitch (if Fitch is then rating Series 2 VRDP Shares), Moody’s (if Moody’s is then rating Series 2 VRDP Shares), S&P (if S&P is then rating Series 2 VRDP Shares), and any Other Rating Agency.

(pppp)        “Rating Agency Certificate” has the meaning specified in paragraph (b) of Section 7 of Part I of this Statement.

(qqqq)        “Rating Agency Eligible Assets” means Fitch Eligible Assets, Moody’s Eligible Assets, S&P Eligible Assets and Other Rating Agency Eligible Assets, as applicable.

(rrrr)        “Rating Agency Guidelines” means Fitch Guidelines, Moody’s Guidelines, S&P Guidelines and any Other Rating Agency Guidelines.

(ssss)        “Redemption Price” means the applicable redemption price specified in paragraph (a) or (b) of Section 10 of Part I of this Statement.

(tttt)        “Reference Banks” means four major banks in the London interbank market selected by the Remarketing Agent or its affiliates or successors or such other party as the Fund may from time to time appoint.

(uuuu)        “Related Party” means a related party for purposes of Section 267(b) or Section 707(b) of the Code, as such provisions may be amended from time to time.

(vvvv)        “Related Party Termination Date” means the effective date of the Related Party Termination Event.

(wwww)        “Related Party Termination Event” means termination of the VRDP Purchase Agreement by its terms as of the Related Party Termination Date in the event of the Liquidity Provider becoming a Related Party of the Fund other than through the acquisition of Series 2 VRDP Shares pursuant to the terms of the VRDP Purchase Agreement.

(xxxx)        “Remarketing” means the remarketing of Series 2 VRDP Shares by the Remarketing Agent on behalf of Beneficial Owners thereof pursuant to an Optional Tender or on behalf of the Holders thereof pursuant to a Mandatory Tender, as provided in the Remarketing Agreement and Part II of this Statement.

(yyyy)        “Remarketing Agent” means the entity appointed as such with respect to Series 2 VRDP Shares by a resolution of the Board of Trustees and any additional or successor companies or entities appointed by the Board of Trustees which have entered into a Remarketing Agreement with the Fund.

(zzzz)        “Remarketing Agreement” means the agreement among the Fund, the Investment Adviser and the Remarketing Agent, which provides, among other things, that the Remarketing Agent will follow the Applicable Rate Determination procedures for purposes of determining the Applicable Rate for shares of Series 2 VRDP and the Remarketing Procedures.

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(aaaaa)        “Remarketing Notice” shall have the meaning specified in paragraph (b) of Section 2 of Part II of this Statement.

(bbbbb)        “Remarketing Procedures” means the procedures for conducting Remarketings set forth in Part II of this Statement.

(ccccc)        “Requisite NRSROs” means (i) any two NRSROs that have issued a rating with respect to a security or class of debt obligations of an issuer; or (ii) if only one NRSRO has issued a rating with respect to such security or class of debt obligations of an issuer at the time a purchaser Acquires (as such term is defined in Rule 2a-7 under the 1940 Act) the security, that NRSRO.

(ddddd)        “S&P” means Standard & Poor’s Ratings Services, a division of The McGraw-Hill Companies, Inc., a New York corporation, and its successors.

(eeeee)        “S&P Discount Factor” means the discount factors set forth in the S&P Guidelines for use in calculating the Discounted Value of the Fund’s assets in connection with S&P’s ratings of VRDP Shares.

(fffff)        “S&P Eligible Assets” means assets of the Fund set forth in the S&P Guidelines as eligible for inclusion in calculating the Discounted Value of the Fund’s assets in connection with S&P’s ratings of VRDP Shares.

(ggggg)        “S&P Guidelines” means the guidelines, as may be amended from time to time, in connection with S&P’s ratings of VRDP Shares.

(hhhhh)        “Scheduled Termination Date” means [—], or any succeeding date to which the term of the VRDP Purchase Agreement is extended.

(iiiii)        “SEC” means the Securities and Exchange Commission.

(jjjjj)        “Securities Act” means the Securities Act of 1933, as amended.

(kkkkk)        “Securities Depository” means The Depository Trust Company, New York, New York, and any substitute for or successor to such securities depository that shall maintain a book-entry system with respect to the VRDP Shares.

(lllll)        “SIFMA Municipal Swap Index” means, on any Rate Determination Date, the Securities Industry and Financial Markets Association Municipal Swap Index, produced and made available by Municipal Market Data as of 3:00 p.m., New York City time, on the Rate Determination Date.

(mmmmm)        “SIFMA Municipal Swap Index Rate” means, on any Rate Determination Date, (i) the SIFMA Municipal Swap Index produced and made available on such date, or (ii) if such index is not made available by 3:00 p.m., New York City time, on such date, the SIFMA Municipal Swap Index Rate as in effect on the previous Rate Determination Date.

(nnnnn)        “Special Rate Period,” with respect to Series 2 VRDP Shares, means a Rate Period that is not a Minimum Rate Period and is established in accordance with paragraph (a) of Section 4 of Part I of this Statement.

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(ooooo)        “Special Redemption Provisions” shall have the meaning specified in paragraph (a)(i) of Section 10 of Part I of this Statement.

(ppppp)        “Statement” means this statement establishing and fixing the rights and preferences of Series 2 VRDP Shares, as it may be amended or supplemented from time to time.

(qqqqq)        “Subsequent Rate Period,” with respect to shares of Series 2 VRDP, means the period from, and including, the first day following the Initial Rate Period of shares of such Series to, and including, the next Rate Determination Date for shares of such Series and any period thereafter from, and including, the first day following a Rate Determination Date for shares of such Series to, and including, the next succeeding Rate Determination Date for shares of such Series; provided, however, that if any Subsequent Rate Period is also a Special Rate Period, such term shall mean the period commencing on the first day of such Special Rate Period and ending on, and including, the last day of the last Dividend Period thereof; except for Special Rate Periods, each Subsequent Rate Period will be a Minimum Rate Period.

(rrrrr)        “Substitute LIBOR Dealer” means any LIBOR Dealer selected by the Fund; provided that none of such entities shall be an existing LIBOR Dealer.

(sssss)        “Taxable Allocation” shall have the meaning specified in paragraph (a) of Section 3 of Part I of this Statement.

(ttttt)        “Tender” means an Optional Tender or Mandatory Tender, as applicable.

(uuuuu)        “Tender and Paying Agent” means The Bank of New York Mellon, or any successor Person, which has entered into an agreement with the Fund to act in such capacity as the Fund’s tender agent, transfer agent, registrar, dividend disbursing agent, paying agent and redemption price disbursing agent and calculation agent in connection with the payment of regularly scheduled dividends with respect to the Series 2 VRDP Shares.

(vvvvv)        “Tender and Paying Agent Agreement” means the agreement between the Fund and the Tender and Paying Agent, as amended, modified or supplemented from time to time, or any similar agreement with a successor Tender and Paying Agent.

(wwwww)        “U.S. Government Securities” means direct obligations of the United States or of its agencies or instrumentalities that are entitled to the full faith and credit of the United States and that, other than United States Treasury Bills, provide for the periodic payment of interest and the full payment of principal at maturity or call for redemption.

(xxxxx)        “Valuation Date” means, for purposes of determining whether the Fund is maintaining the VRDP Basic Maintenance Amount, each Business Day commencing with the Date of Original Issue.

(yyyyy)        “Voting Period” shall have the meaning specified in paragraph (b)(i) of Section 5 of Part I of this Statement.

(zzzzz)        “VRDP Basic Maintenance Amount,” as of any Valuation Date, shall have the meaning set forth in the Rating Agency Guidelines.

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(aaaaaa)        “VRDP Basic Maintenance Cure Date,” with respect to the failure by the Fund to satisfy the VRDP Basic Maintenance Amount (as required by paragraph (a) of Section 7 of Part I of this Statement) as of a given Valuation Date, shall have the meaning set forth in the Rating Agency Guidelines, but in no event shall it be longer than 10 calendar days following such Valuation Date.

(bbbbbb)        “VRDP Basic Maintenance Report” shall have the meaning set forth in the Rating Agency Guidelines.

(cccccc)        “VRDP Fee Agreement” means the Variable Rate Demand Preferred Shares (VRDP) Fee Agreement with respect to Series 2 VRDP Shares, dated [—], 2013, between the Fund and the Liquidity Provider, as amended, modified or supplemented from time to time or any similar agreement with a successor Liquidity Provider.

(dddddd)        “VRDP Purchase Agreement” means the Variable Rate Demand Preferred Shares (VRDP) Purchase Agreement with respect to Series 2 VRDP Shares, dated [—], 2013, between the Liquidity Provider and the Tender and Paying Agent, as amended, modified or supplemented, or any Alternate VRDP Purchase Agreement.

PART I

1.        Number of Authorized Shares.

The initial number of authorized shares constituting Series 2 VRDP is as set forth above under the title “Designation of Series 2 VRDP.”

2.        Dividends.

(a)        Ranking.

The shares of Series 2 VRDP shall rank on a parity with each other, with shares of any other Series of VRDP and with shares of any other series of Preferred Shares as to the payment of dividends by the Fund.

(b)        Cumulative Cash Dividends.

The Holders of Series 2 VRDP Shares shall be entitled to receive, when, as and if declared by the Board of Trustees, out of funds legally available therefor in accordance with the Declaration and applicable law, cumulative cash dividends at the Applicable Rate for shares of such Series, determined as set forth in paragraph (e) of this Section 2, and no more (except to the extent set forth in Section 3 of Part I of this Statement and Section 6 of Part II of this Statement), payable on the Dividend Payment Dates with respect to shares of such Series determined pursuant to paragraph (d) of this Section 2. Holders of Series 2 VRDP Shares shall not be entitled to any dividend, whether payable in cash, property or shares, in excess of full cumulative dividends, as herein provided, on Series 2 VRDP Shares. No interest, or sum of money in lieu of interest, shall be payable in respect of any dividend payment or payments on Series 2 VRDP Shares which may be in arrears, and no additional sum of money shall be payable in respect of such arrearage, except that the Fund shall pay as a supplemental dividend a Late Charge (as defined below in paragraph (e)(i)(C) of this Section 2) on

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account of a Failure to Deposit, if any, in respect of each day during the period commencing on the day a Failure to Deposit occurs through and including the day immediately preceding the earlier of (i) the day the Failure to Deposit is cured and (ii) the third Business Day next succeeding the day on which the Failure to Deposit occurred.

(c)        Dividends Cumulative from Date of Original Issue.

Dividends on Series 2 VRDP Shares shall be declared daily and accumulate at the Applicable Rate for shares of such Series from the Date of Original Issue thereof.

(d)        Dividend Payment Dates and Adjustment Thereof.

The Dividend Payment Date with respect to Series 2 VRDP Shares shall be the first Business Day of each calendar month; provided, however, that:

(i)        notwithstanding the foregoing, the Fund in its discretion may establish more frequent Dividend Payment Dates than monthly in respect of any Minimum Rate Period, and the Dividend Payment Date for the Dividend Period prior to the commencement of a Special Rate Period shall be the Business Day immediately preceding the first day of such Special Rate Period; and

(ii)        notwithstanding the foregoing, the Fund in its discretion may establish the Dividend Payment Dates in respect of any Special Rate Period for Series 2 VRDP Shares consisting of more than seven Rate Period Days; provided, however, that such dates shall be set forth in the Notice of Proposed Special Rate Period and Notice of Special Rate Period relating to such Special Rate Period, as delivered to the Remarketing Agent, which Notice of Proposed Special Rate Period and Notice of Special Rate Period shall be filed with the Secretary of the Fund; and further provided that (1) any such Dividend Payment Date shall be a Business Day and (2) the last Dividend Payment Date in respect of such Special Rate Period shall be the Business Day immediately following the last day thereof, as such last day is determined in accordance with paragraph (b) of Section  4 of Part I of this Statement.

(e)        Applicable Rates and Calculation of Dividends.

(i)        Applicable Rates. The dividend rate on Series 2 VRDP Shares during the Initial Rate Period shall be equal to the rate per annum specified under “Designation of Series 2 VRDP” above. Except for Special Rate Periods, each Subsequent Rate Period will be a Minimum Rate Period. For each Subsequent Rate Period of shares of such Series thereafter, the dividend rate on shares of such Series shall be equal to the rate per annum that results from the Applicable Rate Determination for shares of such Series on the Rate Determination Date immediately preceding such Subsequent Rate Period; provided, however, that:

(A)        if an Applicable Rate Determination for any such Subsequent Rate Period is not held for any reason other than as described below, the dividend rate on shares of such Series for such Subsequent Rate Period will be adjusted to the Maximum Rate for shares of such Series on the Rate Determination Date therefor;

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(B)        in the event of a Failed Remarketing Condition, the Applicable Rate as of the close of business on the day the Failed Remarketing Condition first occurs will be adjusted to the Maximum Rate (with the Applicable Spread subject to adjustment as set forth in the definition of Applicable Spread), and the Maximum Rate will continue to be the Applicable Rate (i) until the first day of the next succeeding Subsequent Rate Period after a Failed Remarketing Condition no longer exists in the case of a Minimum Rate Period or a Special Rate Period of 28 Rate Period Days or fewer, and (ii) until the first day of the next succeeding Dividend Period after a Failed Remarketing Condition no longer exists in the case of a Special Rate Period of greater than 28 Rate Period Days;

(C)        if any Failure to Deposit shall have occurred with respect to shares of such Series during any Dividend Period thereof, but, prior to 12:00 noon, New York City time, on the third Business Day next succeeding the date on which such Failure to Deposit occurred, such Failure to Deposit shall have been cured in accordance with paragraph (f) of this Section 2, and the Fund shall have paid to the Tender and Paying Agent as a late charge (“Late Charge”), daily supplemental dividends equal in the aggregate to the sum of (1) if such Failure to Deposit consisted of the failure timely to pay to the Tender and Paying Agent the full amount of dividends with respect to any Dividend Period of the shares of such Series, an amount computed by multiplying (x) the Applicable Rate for the Rate Period during which such Failure to Deposit occurs on the Dividend Payment Date for such Dividend Period plus 2.00% by (y) a fraction, the numerator of which shall be the number of days for which such Failure to Deposit has not been cured in accordance with paragraph (f) of this Section 2 (including the day such Failure to Deposit occurs and excluding the day such Failure to Deposit is cured) and the denominator of which shall be 360, and applying the rate obtained against the aggregate Liquidation Preference of the outstanding shares of such Series (with the amount for each individual day that such Failure to Deposit occurs or continues uncured being declared as a supplemental dividend on that day) and (2) if such Failure to Deposit consisted of the failure timely to pay to the Tender and Paying Agent the Redemption Price of the shares, if any, of such Series for which Notice of Redemption has been provided by the Fund pursuant to paragraph (c) of Section 10 of Part I of this Statement, an amount computed by multiplying, (x) for the Rate Period during which such Failure to Deposit occurs on the redemption date, the Applicable Rate plus 2.00% by (y) a fraction, the numerator of which shall be the number of days for which such Failure to Deposit is not cured in accordance with paragraph (f) of this Section 2 (including the day such Failure to Deposit occurs and excluding the day such Failure to Deposit is cured) and the denominator of which shall be 360, and applying the rate obtained against the aggregate Liquidation Preference of the outstanding shares of such Series to be redeemed (with the amount for each individual day that such Failure to Deposit occurs or continues uncured being declared as a supplemental dividend on that day), and if a Rate Determination Date occurs on the date on which such Failure to Deposit occurred or on either of the two Business Days succeeding that date, and the Failure to Deposit has not been cured on such Rate Determination Date

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in accordance with paragraph (f) of this Section 2, no Applicable Rate Determination will be held in respect of shares of such Series for the Subsequent Rate Period relating to such Rate Determination Date and the dividend rate for shares of such Series for such Subsequent Rate Period will be the Maximum Rate for shares of such Series on the Rate Determination Date for such Subsequent Rate Period; or

(D)        if any Failure to Deposit shall have occurred with respect to shares of such Series during any Dividend Period thereof, and, prior to 12:00 noon, New York City time, on the third Business Day next succeeding the date on which such Failure to Deposit occurred, such Failure to Deposit shall not have been cured in accordance with paragraph (f) of this Section 2 or the Fund shall not have paid the applicable Late Charge to the Tender and Paying Agent, no Applicable Rate Determination will occur in respect of shares of such Series for the first Subsequent Rate Period thereof thereafter (or for any Rate Period thereof thereafter to and including the Rate Period during which (1) such Failure to Deposit is cured in accordance with paragraph (f) of this Section 2 and (2) the Fund pays the applicable Late Charge to the Tender and Paying Agent, in each case no later than 12:00 noon, New York City time, on the fourth Business Day prior to the end of such Rate Period), and the dividend rate for shares of such Series for each such Subsequent Rate Period shall be a rate per annum equal to the Maximum Rate for shares of such Series on the Rate Determination Date for such Subsequent Rate Period (but with the prevailing rating for shares of such Series, for purposes of determining such Maximum Rate, being deemed to be “below ‘Baa3’/’BBB-’”).

Each dividend rate determined in accordance with this paragraph (e)(i) of Section 2 of Part I of this Statement shall be an “Applicable Rate.”

(ii)        Calculation of Dividends. The amount of dividends per share payable on shares of Series 2 VRDP on any Dividend Payment Date shall be computed by multiplying the Applicable Rate for shares of such Series for each Rate Period in effect for such Dividend Period or Dividend Periods or part thereof for which dividends have not been paid by a fraction, the numerator of which shall be the number of days in such Dividend Period or Dividend Periods or part thereof for which each Applicable Rate is in effect and the denominator of which shall be the actual number of days in the year (365 or 366), and applying each such rate obtained against $100,000.

(f)        Curing a Failure to Deposit.

A Failure to Deposit with respect to shares of Series 2 VRDP shall have been cured (if such Failure to Deposit is not solely due to the willful failure of the Fund to make the required payment to the Tender and Paying Agent) with respect to any Dividend Period of shares of such Series if, within the respective time periods described in paragraph (e)(i) of this Section 2, the Fund shall have paid to the Tender and Paying Agent (A) all accumulated but unpaid dividends on shares of such Series and (B) without duplication, the Redemption Price for shares, if any, of such Series for which Notice of Redemption has been provided by the Fund pursuant to paragraph (c) of Section 10 of Part I of this Statement; provided, however, that the foregoing clause (B) shall not apply to the Fund’s failure to pay

25

the Redemption Price in respect of VRDP Shares when the related Redemption Notice provides that redemption of such shares is subject to one or more conditions precedent and any such condition precedent shall not have been satisfied at the time or times and in the manner specified in such Notice of Redemption.

(g)        Dividend Payments by Fund to Tender and Paying Agent.

In connection with each Dividend Payment Date for Series 2 VRDP Shares, the Fund shall pay to the Tender and Paying Agent, not later than 12:00 noon, New York City time, on the earlier of (i) the third Business Day next succeeding the Rate Determination Date immediately preceding the Dividend Payment Date and (ii) the Business Day immediately preceding the Dividend Payment Date, an aggregate amount of Deposit Securities equal to the dividends to be paid to all Holders of shares of such Series on such Dividend Payment Date, or as otherwise provided for and in connection with designation of a Special Rate Period. If an aggregate amount of funds equal to the dividends to be paid to all Holders of shares of such Series on such Dividend Payment Date are not available in New York, New York, by 12:00 noon, New York City time, on the Business Day immediately preceding such Dividend Payment Date, the Tender and Paying Agent will notify the Liquidity Provider by Electronic Means of such fact prior to the close of business on such day.

(h)        Tender and Paying Agent as Trustee of Dividend Payments by Fund.

All Deposit Securities paid to the Tender and Paying Agent for the payment of dividends on Series 2 VRDP Shares shall be held in trust for the payment of such dividends by the Tender and Paying Agent for the benefit of the Holders specified in paragraph (i) of this Section 2. Any moneys paid to the Tender and Paying Agent in accordance with the foregoing but not applied by the Tender and Paying Agent to the payment of dividends will, to the extent permitted by law, be repaid to the Fund as soon as possible after the date on which such moneys were so to have been applied upon request of the Fund.

(i)        Dividends Paid to Holders.

Each dividend on Series 2 VRDP Shares shall be declared daily to the Holders thereof at the close of business on each such day and paid on each Dividend Payment Date to the Holders thereof at the close of business on the day immediately preceding such Dividend Payment Date. In connection with any transfer of Series 2 VRDP Shares, the transferor as Beneficial Owner of Series 2 VRDP Shares shall be deemed to have agreed pursuant to the terms of the Series 2 VRDP Shares to transfer to the transferee the right to receive from the Fund any dividends declared and unpaid for each day prior to the transferee becoming the Beneficial Owner of the Series 2 VRDP Shares in exchange for payment of the Purchase Price for such Series 2 VRDP Shares by the transferee.

(j)        Dividends Credited Against Earliest Accumulated But Unpaid Dividends.

Any dividend payment made on Series 2 VRDP Shares that is insufficient to cover the entire amount of dividends payable shall first be credited against the earliest accumulated but unpaid dividends due with respect to such shares. Dividends in arrears for any past Dividend Period may be declared and paid at any time, without reference to any regular Dividend Payment Date, to the Holders as their names appear on the record books of the Fund on such date, not exceeding 15 days preceding the payment date thereof, as may be fixed by the Board of Trustees.

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(k)        Dividends Designated as Exempt-Interest Dividends.

Dividends on Series 2 VRDP Shares shall be designated as exempt-interest dividends up to the amount of tax-exempt income of the Fund, to the extent permitted by, and for purposes of, Section  852 of the Code.

3.        Gross-Up Payments.

Holders of Series 2 VRDP Shares shall be entitled to receive, when, as and if declared by the Board of Trustees, out of funds legally available therefor, dividends in an amount equal to the aggregate Gross-up Payments as follows:

(a)        If the Fund allocates any net capital gains or ordinary income taxable for regular federal income tax purposes to a dividend paid on Series 2 VRDP Shares without either having given advance notice thereof to the Remarketing Agent or simultaneously increasing such dividend payment by an additional amount, both as provided in Section 6 of Part II of this Statement (such allocation being referred to herein as a “Taxable Allocation”), the Fund shall, prior to the end of the calendar year in which such dividend was paid, provide notice thereof to the Remarketing Agent and direct the Tender and Paying Agent to send such notice with a Gross-up Payment to the Holder that was entitled to such dividend payment during such calendar year at such Holder’s address as the same appears or last appeared on the record books of the Fund.

(b)        The Fund shall not be required to make Gross-up Payments with respect to any net capital gains or ordinary income determined by the Internal Revenue Service to be allocable in a manner different from the manner used by the Fund.

4.        Designation of Special Rate Periods.

(a)        Length of and Preconditions for Special Rate Period.

The Fund, at its option, may designate any succeeding Subsequent Rate Period for Series 2 VRDP Shares as a Special Rate Period consisting of a specified number of Rate Period Days evenly divisible by seven and not more than 1,820, subject to adjustment as provided in paragraph (b) of this Section 4. A designation of a Special Rate Period shall be effective only if (A) it is permitted by applicable law and the Declaration, (B) notice thereof shall have been given in accordance with paragraph (c) and paragraph (d)(i) of this Section 4, (C) no Series 2 VRDP Shares are owned by the Liquidity Provider pursuant to the Purchase Obligation on either the Rate Determination Date for such proposed Special Rate Period or on the first day of such Special Rate Period and full cumulative dividends and any amounts due with respect to redemptions payable prior to such date have been paid in full, in each case, on Series 2 VRDP Shares, and (D) if any Notice of Redemption shall have been provided by the Fund pursuant to paragraph (c) of Section 10 of Part I of this Statement with respect to any shares of such Series, the Redemption Price with respect to such shares shall have been deposited with the Tender and Paying Agent. In the event the Fund wishes to designate any succeeding Subsequent Rate Period for Series 2 VRDP Shares as a Special Rate Period consisting of more than 28 Rate Period Days, the Fund shall notify Fitch (if Fitch is then rating shares of such Series), Moody’s (if Moody’s is then rating shares of such Series) and S&P (if S&P is then rating shares of such Series) in advance of the commencement of such Subsequent Rate Period that the Fund wishes to designate such Subsequent Rate Period as a Special Rate Period and shall provide Fitch (if Fitch is then rating shares of such Series), Moody’s (if Moody’s is then rating shares of such Series) and S&P (if S&P is then rating shares of such Series) with such documents as the applicable Rating Agency may request.

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(b)        Adjustment of Length of Special Rate Period.

In the event the Fund wishes to designate a Subsequent Rate Period for Series 2 VRDP Shares as a Special Rate Period, but the day that would otherwise be the last day of such Special Rate Period is not a Wednesday that is a Business Day, then the Special Rate Period shall end on the next Business Day and the succeeding Subsequent Rate Period will end on the following Wednesday.

(c)        Notice of Proposed Special Rate Period.

If the Fund proposes to designate any succeeding Subsequent Rate Period for Series 2 VRDP Shares as a Special Rate Period pursuant to paragraph (a) of this Section 4, not less than 20 (or such lesser number of days as may be agreed to from time to time by the Remarketing Agent) nor more than 30 days prior to the date the Fund proposes to designate as the first day of such Special Rate Period (which shall be such day that would otherwise be the first day of a Minimum Rate Period), notice (“Notice of Proposed Special Rate Period”) shall be sent by the Fund by Electronic Means (or by first-class mail, postage prepaid, where the Series 2 VRDP Shares are in physical form) to the Holders of shares of such Series with copies provided to the Tender and Paying Agent, the Liquidity Provider and the Remarketing Agent. Each such notice shall state (A) that the Fund may exercise its option to designate a succeeding Subsequent Rate Period of shares of such Series as a Special Rate Period, specifying the first day thereof, (B) that the Fund will, by 11:00 a.m., New York City time, on the second Business Day immediately preceding such date (or by such later time or date, or both, as may be agreed to by the Remarketing Agent) notify the Remarketing Agent of either (x) its determination, subject to certain conditions, to exercise such option, or (y) its determination not to exercise such option, (C) the Rate Determination Date immediately prior to the first day of such Special Rate Period, (D) that such Special Rate Period shall not commence if (1) any Series 2 VRDP Shares are owned by the Liquidity Provider pursuant to the Purchase Obligation on either the Rate Determination Date for such proposed Special Rate Period or on the first day of such Special Rate Period, or (2) full cumulative dividends or any amounts due with respect to redemptions payable prior to such Rate Determination Date have not been paid in full, in each case, on Series 2 VRDP Shares, (E) the scheduled Dividend Payment Dates for shares of such Series during such Special Rate Period and (F) a description of the Other Special Rate Period Provisions, if any, applicable to shares of such Series in respect of such Special Rate Period.

(d)        Notice of Special Rate Period.

No later than 11:00 a.m., New York City time, on the second Business Day immediately preceding the first day of any proposed Special Rate Period for Series 2 VRDP Shares as to which notice has been given as set forth in paragraph (c) of this Section 4 (or such later time or date, or both, as may be agreed to by the Remarketing Agent), the Fund shall deliver to the Remarketing Agent and the Liquidity Provider either:

(i) a notice (“Notice of Special Rate Period”) stating (A) that the Fund has determined to designate the next succeeding Rate Period of shares of such Series as a Special Rate Period, specifying the same and the first day thereof, (B) the Rate Determination Date immediately prior to the first day of such Special Rate Period, (C) that such Special Rate Period shall not commence if (1) any Series 2 VRDP Shares are owned by the Liquidity Provider pursuant to the Purchase Obligation on either such Rate Determination Date or on the first day of such Special Rate Period, or (2) full

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cumulative dividends or any amounts due with respect to redemptions payable, in each case, on Series 2 VRDP Shares, prior to such Rate Determination Date have not been paid in full, (D) the scheduled Dividend Payment Dates for shares of such Series during such Special Rate Period and (E) the Other Special Rate Period Provisions, if any, applicable to shares of such Series in respect of such Special Rate Period, such notice to be accompanied by (if then applicable) a VRDP Basic Maintenance Report showing that, as of the third Business Day immediately preceding such proposed Special Rate Period, Fitch Eligible Assets (if Fitch is then rating the shares of such Series), Moody’s Eligible Assets (if Moody’s is then rating the shares of such Series) and S&P Eligible Assets (if S&P is then rating the shares of such Series) each have an aggregate Discounted Value at least equal to the VRDP Basic Maintenance Amount as of such Business Day (assuming for purposes of the foregoing calculation that (a) the Maximum Rate is the Maximum Rate on such Business Day as if such Business Day were the Rate Determination Date for the proposed Special Rate Period, and (b) the Moody’s Discount Factors applicable to Moody’s Eligible Assets are determined by reference to the first Exposure Period (as defined in the Moody’s Guidelines) longer than the Exposure Period then applicable to the Fund, as described in the Moody’s Guidelines); or

(ii) a notice stating that the Fund has determined not to exercise its option to designate a Special Rate Period for shares of such Series and that the next succeeding Rate Period of shares of such Series shall be a Minimum Rate Period.

(e)        Failure to Deliver Notice of Special Rate Period.

If the Fund fails to deliver either of the notices described in paragraphs (d)(i) or (d)(ii) of this Section 4 (and, in the case of the notice described in paragraph (d)(i) of this Section 4, a VRDP Basic Maintenance Report to the effect set forth in such paragraph (if Fitch, Moody’s or S&P is then rating the shares of the Series in question)) with respect to any designation of any proposed Special Rate Period to the Remarketing Agent and the Liquidity Provider by 11:00 a.m., New York City time, on the second Business Day immediately preceding the first day of such proposed Special Rate Period (or by such later time or date, or both, as may be agreed to by the Remarketing Agent and the Liquidity Provider), the Fund shall be deemed to have delivered a notice to the Remarketing Agent and the Liquidity Provider with respect to such Special Rate Period to the effect set forth in paragraph (d)(ii) of this Section 4. In the event the Fund delivers to the Remarketing Agent and the Liquidity Provider a notice described in paragraph (d)(i) of this Section 4, it shall file a copy of such notice with the Secretary of the Fund, and the contents of such notice shall be binding on the Fund. In the event the Fund delivers to the Remarketing Agent and the Liquidity Provider a notice described in paragraph (d)(ii) of this Section 4, the Fund will provide Fitch (if Fitch is then rating the shares of the Series in question), Moody’s (if Moody’s is then rating the shares of the Series in question) and S&P (if S&P is then rating the shares of the Series in question) a copy of such notice.

(f)        Other Special Rate Period Provisions.

In connection with any Special Rate Period designated pursuant to this Section 4, the Fund, without the vote or consent of any Holder of Series 2 VRDP Shares but with prior written consent of the Liquidity Provider, may provide for provisions relating solely to such Special Rate Period that differ from those provided in this Statement, including with respect to the Purchase Obligation, optional tender provisions, mandatory tender provisions, mandatory purchase provisions,

29

the dividend rate setting provisions (including as to the Maximum Rate), and, if the dividend may be determined by reference to an index, formula or other method, the manner in which it will be determined, Special Redemption Provisions or other redemption provisions (other than Section 10(b)(i)(A) of this Statement) and modified or new definitions (“Other Special Rate Period Provisions”); provided that such provisions do not affect the parity ranking of Series 2 VRDP Shares relative to any other series of Preferred Shares of the Fund then outstanding with respect to dividends or distribution of assets upon dissolution, liquidation or winding up of the affairs of the Fund.

5.        Voting Rights.

(a)        One Vote Per VRDP Share.

Except as otherwise provided in the Declaration or as otherwise required by law, (i) each Holder of VRDP Shares shall be entitled to one vote for each VRDP Share held by such Holder on each matter submitted to a vote of shareholders of the Fund, and (ii) the holders of outstanding Preferred Shares, including each VRDP Share, and of Common Shares shall vote together as a single class; provided, however, that the holders of outstanding Preferred Shares, including VRDP Shares, voting as a class, to the exclusion of the holders of all other securities and classes of shares of beneficial interest of the Fund, shall be entitled to elect two trustees of the Fund at all times, each Preferred Share, including each VRDP Share, entitling the holder thereof to one vote. Subject to paragraph (b) of this Section 5, the holders of outstanding Common Shares and Preferred Shares, including VRDP Shares, voting together as a single class, shall elect the balance of the trustees.

(b)        Voting for Additional Trustees.

(i)        Voting Period. During any period in which any one or more of the conditions described in subparagraphs (A) or (B) of this paragraph (b)(i) shall exist (such period being referred to herein as a “Voting Period”), the number of trustees constituting the Board of Trustees shall be automatically increased by the smallest number that, when added to the two trustees elected exclusively by the holders of Preferred Shares, including VRDP Shares, would constitute a majority of the Board of Trustees as so increased by such smallest number; and the holders of Preferred Shares, including VRDP Shares, shall be entitled, voting as a class on a one-vote-per-share basis (to the exclusion of the holders of all other securities and classes of shares of beneficial interest of the Fund), to elect such smallest number of additional trustees, together with the two trustees that such holders are in any event entitled to elect. A Voting Period shall commence:

(A)        if at the close of business on any Dividend Payment Date accumulated dividends (whether or not earned or declared) on any outstanding Preferred Shares, including VRDP Shares, equal to at least two full years’ dividends shall be due and unpaid and sufficient cash or specified securities shall not have been deposited with the Tender and Paying Agent for the payment of such accumulated dividends; or

(B)        if at any time holders of Preferred Shares are entitled under the 1940 Act to elect a majority of the trustees of the Fund.

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Upon the termination of a Voting Period, the voting rights described in this paragraph (b)(i) shall cease, subject always, however, to the revesting of such voting rights in the holders of Preferred Shares upon the further occurrence of any of the events described in this paragraph (b)(i).

(ii)        Notice of Special Meeting. As soon as practicable after the accrual of any right of the holders of Preferred Shares to elect additional trustees as described in paragraph (b)(i) of this Section 5, the Fund shall call a special meeting of such holders, and the Fund shall mail a notice of such special meeting to such holders, such meeting to be held not less than 10 nor more than 20 days after the date of mailing of such notice. If a special meeting is not called by the Fund, it may be called by any such holder on like notice. The record date for determining the holders entitled to notice of and to vote at such special meeting shall be the close of business on the fifth Business Day preceding the day on which such notice is mailed. At any such special meeting and at each meeting of holders of Preferred Shares held during a Voting Period at which trustees are to be elected, such holders, voting together as a class (to the exclusion of the holders of all other securities and classes of shares of beneficial interest of the Fund), shall be entitled to elect the number of trustees prescribed in paragraph (b)(i) of this Section 5 on a one-vote-per-share basis.

(iii)        Terms of Office of Existing Trustees. The terms of office of all persons who are trustees of the Fund at the time of a special meeting of Holders and holders of other Preferred Shares to elect trustees shall continue, notwithstanding the election at such meeting by the Holders and such other holders of other Preferred Shares of the number of trustees that they are entitled to elect, and the persons so elected by the Holders and such other holders of other Preferred Shares, together with the two incumbent trustees elected by the Holders and such other holders of other Preferred Shares and the remaining incumbent trustees elected by the holders of the Common Shares and Preferred Shares, shall constitute the duly elected trustees of the Fund.

(iv)        Terms of Office of Certain Trustees to Terminate Upon Termination of Voting Period. Simultaneously with the termination of a Voting Period, the terms of office of the additional trustees elected by the Holders and holders of other Preferred Shares pursuant to paragraph (b)(i) of this Section 5 shall terminate, the remaining trustees shall constitute the trustees of the Fund and the voting rights of the Holders and such other holders to elect additional trustees pursuant to paragraph (b)(i) of this Section 5 shall cease, subject to the provisions of the last sentence of paragraph (b)(i) of this Section 5.

(c)        Holders of VRDP Shares to Vote on Certain Other Matters.

(i)        Increases in Capitalization and Certain Amendments. So long as any VRDP Shares are Outstanding, the Fund shall not, without the affirmative vote or consent of the Holders of at least a majority of the Series 2 VRDP Shares outstanding at the time, in person or by proxy, either in writing or at a meeting, voting as a separate class: (a) authorize, create or issue any class or series of shares ranking prior to or on a parity with Series 2 VRDP Shares with respect to the payment of dividends or the distribution of assets upon dissolution, liquidation or winding up of the affairs of the Fund, or authorize, create or issue additional shares of any Series of VRDP Shares

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(except that, notwithstanding the foregoing, the Board of Trustees, without the vote or consent of the Holders of Series 2 VRDP Shares, may from time to time authorize and create, and the Fund may from time to time issue additional shares of, any Series of VRDP, including Series 2 VRDP, or classes or series of Preferred Shares ranking on a parity with Series 2 VRDP Shares with respect to the payment of dividends and the distribution of assets upon dissolution, liquidation or winding up of the affairs of the Fund), or (b) amend, alter or repeal the provisions of the Declaration, or this Statement, whether by merger, consolidation or otherwise, so as to materially and adversely affect any preference, right or power of such Series 2 VRDP Shares or the Holders thereof; provided, however, that (i) none of the actions permitted by the exception to (a) above will be deemed to affect such preferences, rights or powers, (ii) a division of a VRDP Share will be deemed to affect such preferences, rights or powers only if the terms of such division adversely affect the Holders of Series 2 VRDP Shares and (iii) the authorization, creation and issuance of classes or series of shares ranking junior to Series 2 VRDP Shares with respect to the payment of dividends and the distribution of assets upon dissolution, liquidation or winding up of the affairs of the Fund will be deemed to affect such preferences, rights or powers only if such issuance would, at the time thereof, cause the Fund not to satisfy the Minimum VRDP Asset Coverage. For purposes of the foregoing, except as otherwise set forth in this Statement, no matter shall be deemed to materially and adversely affect any right, preference or power of the Series 2 VRDP Shares or the Holders thereof unless such matter (i) alters or abolishes any preferential right of such Series; (ii) creates, alters or abolishes any right in respect of redemption of such Series; or (iii) creates or alters (other than to abolish or to comply with applicable law) any restriction on transfer applicable to such Series. So long as any Series 2 VRDP Shares are Outstanding, the Fund shall not, without the affirmative vote or consent of the Holders of at least 66 2/3% of the Series 2 VRDP Shares outstanding at the time, in person or by proxy, either in writing or at a meeting, voting as a separate class, file a voluntary application for relief under federal bankruptcy law or any similar application under state law for so long as the Fund is solvent and does not foresee becoming insolvent. If any action set forth above would adversely affect the rights of Series 2 VRDP in a manner different from any other Series of VRDP, the Fund will not approve any such action without the affirmative vote or consent of the Holders of at least a majority of the shares of the Series 2 VRDP outstanding at the time, in person or by proxy, either in writing or at a meeting (the Series 2 VRDP voting as a separate class). Notwithstanding the foregoing, the Fund, without approval of Holders of Series 2 VRDP Shares or other shareholders of the Fund, has the right to (x) terminate the services of any and all Rating Agencies providing a long-term rating for the Series 2 VRDP Shares, and such rating or ratings, to the extent it or they would have been taken into account in any of the provisions in this Statement, will be disregarded (for the avoidance of doubt, other than the effect of the absence of such ratings for purposes of determining the Maximum Rate) and (y) provide for Other Special Rate Period Provisions in accordance with, but subject to the limitations set forth in, paragraph (f) of Section 4 of Part I of this Statement.

(ii)        1940 Act Matters. Unless a higher percentage is provided for in the Declaration, (A) the affirmative vote of the holders of at least a “majority of the Outstanding Preferred Shares,” including VRDP Shares, outstanding at the time, voting as a separate class, shall be required to approve any conversion of the Fund from a

32

closed-end to an open-end investment company and (B) the affirmative vote of the holders of a “majority of the Outstanding Preferred Shares,” including VRDP Shares, voting as a separate class, shall be required to approve any plan of reorganization (as such term is used in the 1940 Act) adversely affecting such shares. The affirmative vote of the holders of a “majority of the Outstanding Preferred Shares,” including VRDP Shares, voting as a separate class, shall be required to approve any action not described in the first sentence of this Section 5(c)(ii) requiring a vote of security holders of the Fund under Section 13(a) of the 1940 Act. For purposes of the foregoing, “majority of the Outstanding Preferred Shares” means (i) 67% or more of such shares present at a meeting, if the holders of more than 50% of such shares are present or represented by proxy, or (ii) more than 50% of such shares, whichever is less. In the event a vote of Holders of Series 2 VRDP Shares is required pursuant to the provisions of Section 13(a) of the 1940 Act, the Fund shall, not later than 10 Business Days prior to the date on which such vote is to be taken, notify Fitch (if Fitch is then rating the Series 2 VRDP Shares), Moody’s (if Moody’s is then rating the Series 2 VRDP Shares) and S&P (if S&P is then rating the Series 2 VRDP Shares) that such vote is to be taken and the nature of the action with respect to which such vote is to be taken. The Fund shall, not later than 10 Business Days after the date on which such vote is taken, notify Moody’s (if Moody’s is then rating the Series 2 VRDP Shares) of the results of such vote.

(iii)        Exclusive Right to Vote on Certain Matters. Notwithstanding the foregoing, and except as otherwise required by the 1940 Act, whenever a vote of Holders of Series 2 VRDP Shares is otherwise required by this Statement, the Declaration or applicable law, (i) Holders of outstanding shares of Series 2 VRDP will be entitled as a Series, to the exclusion of the holders of all other shares, including other Preferred Shares, Common Shares and other classes of shares of beneficial interest of the Fund, to vote on matters affecting shares of Series 2 VRDP that do not adversely affect any of the rights of holders of such other shares, including other Preferred Shares, Common Shares and other classes of shares of beneficial interest, as expressly set forth in the Declaration or statement establishing and designating any such shares, and (ii) Holders of outstanding shares of Series 2 VRDP will not be entitled to vote on matters affecting any other Preferred Shares that do not adversely affect any of the rights of Holders of shares of Series 2 VRDP, as expressly set forth in the Declaration and this Statement.

(d)        Board May Take Certain Actions Without Shareholder Approval.

The Fund is not required to maintain any particular short-term or long-term ratings for the Series 2 VRDP Shares, and, subject only to Section 9 of this Part I, the Board of Trustees, without the vote or consent of any holder of Preferred Shares, including any Series of VRDP, or any other shareholder of the Fund, may from time to time adopt, amend, alter or repeal any or all of the definitions contained herein, add covenants and other obligations of the Fund, or confirm the applicability of covenants and other obligations set forth herein, in connection with obtaining, maintaining or changing the rating of any Rating Agency which is then rating the Series 2 VRDP Shares, and any such adoption, amendment, alteration or repeal will not be deemed to affect the preferences, rights or powers of Series 2 VRDP Shares, or the Holders thereof.

Subject only to Section 9 of this Part I, the Board of Trustees may, at any time, replace a Rating Agency or terminate the services of any Rating Agencies then providing a rating for the Series 2

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VRDP Shares without replacement, in either case, without the approval of Holders of Series 2 VRDP Shares or other shareholders of the Fund. In the event a Rating Agency ceases to furnish a long-term rating for the Series 2 VRDP Shares or the Fund terminates the services of a Rating Agency then providing a long-term rating for the Series 2 VRDP Shares, such rating, to the extent it would have been taken into account in any of the provisions of the Series 2 VRDP Shares included in this Statement, will be disregarded, and only the ratings of the then-designated Rating Agency or Agencies, if any, will be taken into account (for the avoidance of doubt, other than the effect of the absence of such ratings for purposes of determining the Maximum Rate).

Notwithstanding anything herein to the contrary, the Rating Agency Guidelines, as they may be amended from time to time by the respective Rating Agency, will be reflected in a written document and may be amended by the respective Rating Agency without the vote, consent or approval of the Fund, the Board of Trustees and any Holders of Series 2 VRDP Shares, or any other shareholder of the Fund.

Notwithstanding the foregoing, nothing in this Section 5 is intended in any way to limit the ability of (i) the Fund to make certain adjustments in the Remarketing Agreement as provided under the definition of “Maximum Rate,” subject to the limitations set forth in such definition, or (ii) the Board of Trustees to amend or alter other provisions of this Statement, without the vote or consent of any Holder of Series 2 VRDP Shares, or any other shareholder of the Fund, as otherwise provided in this Statement.

(e)        Voting Rights Set Forth Herein are Sole Voting Rights.

Unless otherwise required by law, the Holders of Series 2 VRDP Shares shall not have any voting rights, relative rights or preferences or other special rights other than those specifically set forth herein.

(f)        No Preemptive Rights or Cumulative Voting.

The Holders of Series 2 VRDP Shares shall have no preemptive rights or rights to cumulative voting.

(g)        Voting for Trustees Sole Remedy for Fund’s Failure to Pay Dividends.

In the event that the Fund fails to pay any dividends on the Series 2 VRDP Shares, the exclusive remedy of the Holders shall be the right to vote for trustees pursuant to the provisions of this Section  5.

(h)        Holders Entitled to Vote.

For purposes of determining any rights of the Holders to vote on any matter, whether such right is created by this Statement, by the other provisions of the Declaration, by statute or otherwise, no Holder shall be entitled to vote any Series 2 VRDP Share and no Series 2 VRDP Share shall be deemed to be “outstanding” for the purpose of voting or determining the number of shares required to constitute a quorum if, prior to or concurrently with the time of determination of shares entitled to vote or shares deemed outstanding for quorum purposes, as the case may be, the requisite Notice of Redemption with respect to such shares shall have been provided as set forth in paragraph

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(c) of Section 10 of Part I of this Statement and Deposit Securities in an amount equal to the Redemption Price for the redemption of such shares shall have been deposited in trust with the Tender and Paying Agent for that purpose. Series 2 VRDP Shares owned (legally or beneficially) or controlled by the Fund shall not have any voting rights or be deemed to be outstanding for voting or for calculating the voting percentage required on any other matter or other purposes.

6.        Minimum VRDP Asset Coverage.

The Fund shall maintain, as of the close of business on each Business Day on which any Series 2 VRDP Share is Outstanding, the Minimum VRDP Asset Coverage.

7.        VRDP Basic Maintenance Amount.

(a)        Subject to paragraph (c) below, so long as Series 2 VRDP Shares are Outstanding, the Fund shall maintain, on each Valuation Date, and shall verify to its satisfaction that it is maintaining on such Valuation Date, (i) Fitch Eligible Assets having an aggregate Discounted Value equal to or greater than the VRDP Basic Maintenance Amount (if Fitch is then rating the Series 2 VRDP Shares), (ii) Moody’s Eligible Assets having an aggregate Discounted Value equal to or greater than the VRDP Basic Maintenance Amount (if Moody’s is then rating the Series 2 VRDP Shares), (iii) S&P Eligible Assets having an aggregate Discounted Value equal to or greater than the VRDP Basic Maintenance Amount (if S&P is then rating the Series 2 VRDP Shares), and (iv) Other Rating Agency Eligible Assets having an aggregate Discounted Value equal to or greater than the VRDP Basic Maintenance Amount (if any Other Rating Agency is then rating the Series 2 VRDP Shares).

(b)        Subject to paragraph (c) below, the Fund shall deliver to each Rating Agency which is then rating Series 2 VRDP Shares and any other party specified in the Rating Agency Guidelines all certificates that are set forth in the respective Rating Agency Guidelines regarding Minimum VRDP Asset Coverage, the VRDP Basic Maintenance Amount and/or related calculations at such times and containing such information as set forth in the respective Rating Agency Guidelines (each, a “Rating Agency Certificate”). Subject to paragraph (c) below, a failure by the Fund to deliver a Rating Agency Certificate with respect to the VRDP Basic Maintenance Amount shall be deemed to be delivery of a Rating Agency Certificate indicating the Discounted Value for all assets of the Fund is less than the VRDP Basic Maintenance Amount, as of the relevant Valuation Date.

(c)        The Fund is not required to maintain any particular long-term ratings for the Series 2 VRDP Shares, and the Rating Agency Guidelines may be changed or eliminated at any time without the approval of Holders of Series 2 VRDP Shares or any other shareholders of the Fund, including in connection with the change or elimination of any or all long-term ratings then applicable to the Series 2 VRDP Shares.

8.        Restrictions on Dividends and Other Distributions.

(a)        Dividends on Preferred Shares.

Except as set forth in the next sentence, no dividends shall be declared or paid or set apart for payment on the shares of any class or series of shares of beneficial interest of the Fund ranking, as to the payment of dividends, on a parity with Series 2 VRDP Shares for any period unless full cumulative dividends have been or contemporaneously are declared and paid on the shares of each

35

Series of VRDP through its most recent dividend payment date. When dividends are not paid in full upon the shares of each Series of VRDP through its most recent dividend payment date or upon the shares of any other class or series of shares of beneficial interest of the Fund ranking on a parity as to the payment of dividends with VRDP Shares through their most recent respective dividend payment dates, all dividends declared and paid upon VRDP Shares and any other such class or series of shares of beneficial interest ranking on a parity as to the payment of dividends with VRDP Shares shall be declared and paid pro rata so that the amount of dividends declared and paid per share on VRDP Shares and such other class or series of shares of beneficial interest shall in all cases bear to each other the same ratio that accumulated dividends per share on the VRDP Shares and such other class or series of shares of beneficial interest bear to each other (for purposes of this sentence, the amount of dividends declared and paid per Series 2 VRDP Share shall be based on the Applicable Rate for such share for the Dividend Periods during which dividends were not paid in full).

(b)        Dividends and Other Distributions With Respect to Common Shares Under the 1940 Act.

The Board of Trustees shall not declare any dividend (except a dividend payable in Common Shares), or declare any other distribution, upon the Common Shares, or purchase Common Shares, unless in every such case the Preferred Shares have, at the time of any such declaration or purchase, an asset coverage (as defined in and determined pursuant to the 1940 Act) of at least 200% (or such other asset coverage as may in the future be specified in or under the 1940 Act as the minimum asset coverage for senior securities which are shares or stock of a closed-end investment company as a condition of declaring dividends on its common shares or stock) after deducting the amount of such dividend, distribution or purchase price, as the case may be.

(c)        Other Restrictions on Dividends and Other Distributions.

For so long as any Series 2 VRDP Share is Outstanding, and except as set forth in paragraph (a) of this Section 8 and paragraph (c) of Section 11 of this Part I, (A) the Fund shall not declare, pay or set apart for payment any dividend or other distribution (other than a dividend or distribution paid in shares of, or in options, warrants or rights to subscribe for or purchase, Common Shares or other shares, if any, ranking junior to the Series 2 VRDP Shares as to the payment of dividends and the distribution of assets upon dissolution, liquidation or winding up) in respect of the Common Shares or any other shares of the Fund ranking junior to or on a parity with the Series 2 VRDP Shares as to the payment of dividends or the distribution of assets upon dissolution, liquidation or winding up, or call for redemption, redeem, purchase or otherwise acquire for consideration any Common Shares or any other such junior shares (except by conversion into or exchange for shares of the Fund ranking junior to the Series 2 VRDP Shares as to the payment of dividends and the distribution of assets upon dissolution, liquidation or winding up), or any such parity shares (except by conversion into or exchange for shares of the Fund ranking junior to or on a parity with Series 2 VRDP Shares as to the payment of dividends and the distribution of assets upon dissolution, liquidation or winding up), unless (i) full cumulative dividends on shares of Series 2 VRDP through its most recently ended Dividend Period shall have been paid or shall have been declared and sufficient funds for the payment thereof deposited with the Tender and Paying Agent and (ii) the Fund has redeemed the full number of Series 2 VRDP Shares required to be redeemed by any provision for mandatory redemption pertaining thereto, and (B) the Fund shall not declare, pay or set apart for payment any dividend or other distribution (other than a dividend or distribution paid in shares of, or in options, warrants or rights to subscribe for or purchase, Common Shares or other shares, if any, ranking junior to Series 2

36

VRDP Shares as to the payment of dividends and the distribution of assets upon dissolution, liquidation or winding up) in respect of Common Shares or any other shares of the Fund ranking junior to Series 2 VRDP Shares as to the payment of dividends or the distribution of assets upon dissolution, liquidation or winding up, or call for redemption, redeem, purchase or otherwise acquire for consideration any Common Shares or any other such junior shares (except by conversion into or exchange for shares of the Fund ranking junior to Series 2 VRDP Shares as to the payment of dividends and the distribution of assets upon dissolution, liquidation or winding up), unless, to the extent any Rating Agency or Agencies are then providing a long-term rating for the Series 2 VRDP Shares, immediately after such transaction the Discounted Value of Rating Agency Eligible Assets (as determined by each Rating Agency, if any, then rating the Series 2 VRDP Shares) would at least equal the VRDP Basic Maintenance Amount (if any), if then required by such Rating Agency or Agencies.

9.        Short-Term Ratings.

The Fund will use its reasonable best efforts to maintain at least one short-term rating on the VRDP Shares, to the extent that the Liquidity Provider then has a short-term debt rating.

10.        Redemption.

(a)        Optional Redemption.

(i)        Subject to the provisions of paragraph (iv) of this paragraph (a), shares of Series 2 VRDP may be redeemed, at the option of the Fund, at any time, as a whole or from time to time in part, out of funds legally available therefor, at a Redemption Price per share equal to the sum of $100,000 plus an amount equal to accumulated but unpaid dividends thereon (whether or not earned or declared) to, but not including, the date fixed for redemption; provided, however, that (1) shares of Series 2 VRDP may not be redeemed in part if after such partial redemption fewer than 50 shares of such Series would remain Outstanding; (2) shares of Series 2 VRDP are not redeemable by the Fund during the Initial Rate Period; and (3) subject to subparagraph (ii) of this paragraph (a), the Notice of Special Rate Period relating to a Special Rate Period for shares of Series 2 VRDP, as delivered to the Remarketing Agent and filed with the Secretary of the Fund, may provide that shares of such Series shall not be redeemable during the whole or any part of such Special Rate Period or shall be redeemable during the whole or any part of such Special Rate Period only upon payment of such redemption premium or premiums as shall be specified therein (“Special Redemption Provisions”).

(ii)       A Notice of Special Rate Period relating to Series 2 VRDP for a Special Rate Period thereof may contain Special Redemption Provisions only if the Fund’s Board of Trustees, after consultation with the Remarketing Agent and the Liquidity Provider, determines that such Special Redemption Provisions are in the best interest of the Fund.

(iii)      If fewer than all of the Outstanding shares of Series 2 VRDP are to be redeemed pursuant to subparagraph (i) of this paragraph (a), the number of shares of such Series to be redeemed shall be selected either pro rata from the Holders of shares of such Series in proportion to the number of shares of such Series held by such Holders

37

or by lot or in such manner as the Fund’s Board of Trustees may determine to be fair and equitable. The Fund’s Board of Trustees will have the full power and authority to prescribe the terms and conditions upon which Series 2 VRDP Shares will be redeemed from time to time.

(iv)        The Fund may not on any date send a Notice of Redemption pursuant to paragraph (c) of this Section 10 in respect of a redemption contemplated to be effected pursuant to this paragraph (a) unless on such date (a) the Fund has available Deposit Securities with maturity or tender dates not later than the day preceding the applicable redemption date and having a value not less than the amount (including any applicable premium) due to Holders of Series 2 VRDP Shares by reason of the redemption of such shares on such redemption date and (b) the Discounted Value of Fitch Eligible Assets (if Fitch is then rating the Series 2 VRDP Shares), the Discounted Value of Moody’s Eligible Assets (if Moody’s is then rating the Series 2 VRDP Shares) and the Discounted Value of S&P Eligible Assets (if S&P is then rating the Series 2 VRDP Shares) each at least equals the VRDP Basic Maintenance Amount, and would at least equal the VRDP Basic Maintenance Amount immediately subsequent to such redemption if such redemption were to occur on such date. For purposes of determining in clause (b) of the preceding sentence whether the Discounted Value of Moody’s Eligible Assets at least equals the VRDP Basic Maintenance Amount, the Moody’s Discount Factors applicable to Moody’s Eligible Assets shall be determined by reference to the first Exposure Period longer than the Exposure Period then applicable to the Fund, as described in the definition of Moody’s Discount Factor herein.

(b)        Mandatory Redemption.

(i)        (A) The Fund shall redeem all Outstanding Series 2 VRDP Shares on June 1, 2040, at a Redemption Price equal to $100,000 per share plus accumulated but unpaid dividends thereon (whether or not earned or declared) to, but excluding, such date.

(B)        Except as otherwise provided below, the Fund shall redeem Preferred Shares, if the Fund fails to, if applicable, have Fitch Eligible Assets (if Fitch is then rating the Series 2 VRDP Shares) with a Discounted Value, Moody’s Eligible Assets (if Moody’s is then rating the Series 2 VRDP Shares) with a Discounted Value, S&P Eligible Assets (if S&P is then rating the Series 2 VRDP Shares) with a Discounted Value, or Other Rating Agency Eligible Assets (if any Other Rating Agency is then rating the Series 2 VRDP Shares) with a Discounted Value greater than or equal to the VRDP Basic Maintenance Amount, and such failure is not cured on or before the VRDP Basic Maintenance Cure Date. In the event of failure by the Fund to have Rating Agency Eligible Assets with a Discounted Value greater than or equal to the VRDP Basic Maintenance Amount, if then applicable, the Fund may seek to cure such failure on or prior to the VRDP Basic Maintenance Cure Date by complying with the requirements of the Rating Agency or Rating Agencies, if any, then rating the Series 2 VRDP Shares as in effect at the time of failure. Alternatively, on or prior to such VRDP Basic Maintenance Cure Date, the Fund may choose to cure by (a) complying with the VRDP Basic Maintenance Amount applicable to long-term ratings for the Series 2 VRDP Shares lower than the ratings prevailing at the time of failure or (b) terminating

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the services of the Rating Agency or Agencies then providing a long-term rating of the Series 2 VRDP Shares. The number of Preferred Shares to be redeemed, which at the Fund’s sole option (to the extent permitted by the 1940 Act and Massachusetts law) may include any number or proportion of Preferred Shares of any series, shall be equal to the lesser of (i) the minimum number of Preferred Shares, together with all other Preferred Shares subject to retirement, the redemption of which, if deemed to have occurred immediately prior to the opening of business on the VRDP Basic Maintenance Cure Date, would result in the Fund’s having each of Fitch Eligible Assets (if Fitch is then rating the Series 2 VRDP Shares) with a Discounted Value, Moody’s Eligible Assets (if Moody’s is then rating the Series 2 VRDP Shares) with a Discounted Value, S&P Eligible Assets (if S&P is then rating the Series 2 VRDP Shares) with a Discounted Value and Other Rating Agency Eligible Assets (if any Other Rating Agency is then rating the Series 2 VRDP Shares) with a Discounted Value greater than or equal to the VRDP Basic Maintenance Amount on such VRDP Basic Maintenance Cure Date (provided, however, that, if there is no such minimum number of Preferred Shares the redemption or retirement of which would have such result, all Series 2 VRDP Shares and other Preferred Shares then outstanding shall be redeemed), and (ii) the maximum number of Preferred Shares, together with all other Preferred Shares subject to retirement, that can be redeemed out of funds legally available therefor in accordance with the Declaration and applicable law. To the extent that the Fund redeems VRDP Shares in accordance with the foregoing, the Fund shall allocate the number to be redeemed pro rata among each Series of VRDP subject to redemption or retirement. The Fund shall effect such redemption on the date fixed by the Fund therefor, which date shall not be earlier than 10 days nor later than 30 days after the VRDP Basic Maintenance Cure Date, except that if the Fund does not have funds legally available for the redemption of all of the required number of VRDP Shares and other Preferred Shares which are subject to redemption or retirement or the Fund otherwise is unable as a result of applicable law to effect such redemption on or prior to 30 days after the VRDP Basic Maintenance Cure Date, the Fund shall redeem those VRDP Shares and other Preferred Shares which it was unable to redeem on the earliest practicable date on which it is able to effect such redemption. The Fund will redeem any Series 2 VRDP Shares at a redemption price equal to $100,000 per share, plus accumulated but unpaid dividends thereon (whether or not earned or declared) to, but excluding, the date fixed by the Board of Trustees for redemption.

(C)        The Fund shall redeem Preferred Shares, if the Fund fails to maintain the Minimum VRDP Asset Coverage in accordance with this Statement, and such failure is not cured on or before the Minimum VRDP Asset Coverage Cure Date. The number of Preferred Shares to be redeemed, which at the Fund’s sole option (to the extent permitted by the 1940 Act and Massachusetts law) may include any number or proportion of Preferred Shares of any series, shall be equal to the lesser of (i) the minimum number of Preferred Shares, together with all other Preferred Shares subject to retirement, the redemption of which, if deemed to have occurred immediately prior to the opening of business on the Minimum VRDP Asset Coverage Cure Date, would result in the Fund’s maintaining the Minimum VRDP Asset Coverage on such Minimum VRDP Asset Coverage Cure Date (provided, however, that, if there is no such minimum number of Preferred Shares the redemption or retirement of which would have such result, all VRDP Shares and other Preferred Shares then outstanding

39

shall be redeemed), and (ii) the maximum number of Preferred Shares, together with all other Preferred Shares subject to retirement, that can be redeemed out of funds legally available therefor in accordance with the Declaration and applicable law. To the extent that the Fund redeems VRDP Shares in accordance with the foregoing, the Fund shall allocate the number to be redeemed pro rata among each Series of VRDP subject to redemption or retirement. The Fund shall effect such redemption on the date fixed by the Fund therefor, which date shall not be earlier than 10 days nor later than 30 days after the Minimum VRDP Asset Coverage Cure Date, except that if the Fund does not have funds legally available for the redemption of all of the required number of VRDP Shares and other Preferred Shares which are subject to redemption or retirement or the Fund otherwise is unable as a result of applicable law to effect such redemption on or prior to 30 days after the Minimum VRDP Asset Coverage Cure Date, the Fund shall redeem those VRDP Shares and other Preferred Shares which it was unable to redeem on the earliest practicable date on which it is able to effect such redemption. The Fund will redeem any Series 2 VRDP Shares at a redemption price equal to $100,000 per share, plus accumulated but unpaid dividends thereon (whether or not earned or declared) to, but excluding, the date fixed by the Board of Trustees for redemption.

(D)        Except in the case of a Failed Remarketing Condition—Purchased VRDP Shares Redemption, as described below, if fewer than all of the Outstanding shares of Series 2 VRDP are to be redeemed pursuant to this paragraph (b), the number of shares of such Series to be redeemed shall be redeemed pro rata, by lot or other fair method, from the Holders of shares of such Series in proportion to the number of shares of such Series held by such Holders.

(ii)         (A)        In accordance with this Statement and if then required pursuant to the VRDP Fee Agreement, if the Liquidity Provider acquires any Series 2 VRDP Shares pursuant to the Purchase Obligation and continues to be the beneficial owner for federal income tax purposes of such Purchased VRDP Shares for a period of six months during which such Purchased VRDP Shares cannot be successfully remarketed (i.e., a Failed Remarketing Condition—Purchased VRDP Shares shall have occurred and be continuing for such period of time with respect to such Purchased VRDP Shares), the Fund shall effect a Failed Remarketing Condition—Purchased VRDP Shares Redemption; provided, that, as of the date of redemption: (i) to the extent any Series 2 VRDP Shares are Outstanding and held by Persons other than the Liquidity Provider, the Purchase Obligation of the Liquidity Provider whose Series 2 VRDP Shares are subject to the Failed Remarketing Condition—Purchased VRDP Shares Redemption remains in effect to the extent required by, and in accordance with, the VRDP Purchase Agreement to which such Liquidity Provider is a party, and (ii) to the extent (a) any Series 2 VRDP Shares are Outstanding and held by Persons other than the Liquidity Provider and (b) the Purchase Obligation of the Liquidity Provider whose Series 2 VRDP Shares are subject to the Failed Remarketing Condition—Purchased VRDP Shares Redemption remains in effect to the extent required by, and in accordance with, the VRDP Purchase Agreement to which such Liquidity Provider is a party, the Liquidity Provider whose Series 2 VRDP Shares are subject to the Failed Remarketing Condition—Purchased VRDP Shares Redemption shall have made written affirmation to the Fund not later than the Business Day immediately preceding the Redemption Date to the effect that the Liquidity Provider is in compliance with the Purchase

40

Obligation in accordance with its terms. Notwithstanding the foregoing proviso, any failure or delay by the Liquidity Provider whose Series 2 VRDP Shares are subject to the Failed Remarketing Condition—Purchased VRDP Shares Redemption to deliver the affirmation referred to in the foregoing proviso shall not relieve the Fund of its obligation to effectuate a Failed Remarketing Condition—Purchased VRDP Shares Redemption and shall only result in a delay by the Fund to effectuate a Failed Remarketing Condition—Purchased VRDP Shares Redemption until one (1) Business Day following the date that such Liquidity Provider delivers such affirmation or such affirmation is no longer required. The six-month holding period for Purchased VRDP Shares acquired and held as a result of a continuing Failed Remarketing Condition—Purchased VRDP Shares shall be determined by the Fund on a first-in, first-out basis. The Fund shall effect a Failed Remarketing Condition—Purchased VRDP Shares Redemption on the date fixed by the Fund therefor, which date shall not be later than three Business Days after the expiration of the six-month period, except that if the Fund does not have funds legally available for the redemption of all of the required number of Purchased VRDP Shares which are subject to the Failed Remarketing Condition—Purchased VRDP Shares Redemption or the Fund otherwise is unable as a result of applicable law to effect such redemption on or prior to three Business Days after the expiration of the six-month period, the Fund shall redeem those Series 2 VRDP Shares which it was unable to redeem on the earliest practicable date on which it is able to effect such redemption. In the event that the Liquidity Provider receives any Series 2 VRDP Shares in the distribution referred to under “Designation of Series 2 VRDP” above in respect of shares of Acquired Fund VRDP (x) beneficially owned by the Liquidity Provider for federal income tax purposes and that were acquired pursuant to the Liquidity Provider’s purchase obligation with respect to the Acquired Fund VRDP, (y) continuously beneficially owned for federal income tax purposes by the Liquidity Provider from the date of acquisition and (z) not successfully remarketed, then (I) the Series 2 VRDP Shares so received shall be treated as Purchased VRDP Shares, (II) a Failed Remarketing Condition—Purchased VRDP Shares shall be deemed to exist and be continuing as of the date of distribution of the Series 2 VRDP Shares and to have commenced on the date the Liquidity Provider acquired the related shares of Acquired Fund VRDP pursuant to the Liquidity Provider’s purchase obligation with respect to the Acquired Fund VRDP and (III) any notices given by the Liquidity Provider in accordance with the VRDP fee agreement relating to the Acquired Fund VRDP shall be deemed to have been given in accordance with the VRDP Fee Agreement for purposes of this subsection (b)(ii).

(B)        Upon the occurrence and continuance of a Failed Remarketing Condition—Purchased VRDP Shares with respect to any Series 2 VRDP Shares, by the fifth Business Day following delivery of notice thereof from the Liquidity Provider in accordance with the VRDP Fee Agreement, the Fund shall cause the Custodian to segregate, by means of appropriate identification on its books and records or otherwise in accordance with the Custodian’s normal procedures, from the other assets of the Fund (a “Liquidity Account”) Liquidity Account Investments with a Market Value equal to at least 110% of the Liquidation Preference of such Purchased VRDP Shares. If, while the Failed Remarketing Condition—Purchased VRDP Shares with respect to such Purchased VRDP Shares is continuing, the aggregate Market Value of the Liquidity Account Investments included in the Liquidity Account for such Purchased VRDP

41

Shares as of the close of business on any Business Day is less than 110% of the Liquidation Preference of such Purchased VRDP Shares, then the Fund shall cause the Custodian and the Investment Adviser to take all such necessary actions, including segregating additional assets of the Fund as Liquidity Account Investments, so that the aggregate Market Value of the Liquidity Account Investments included in the Liquidity Account for such Purchased VRDP Shares is at least equal to 110% of the Liquidation Preference of such Purchased VRDP Shares not later than the close of business on the next succeeding Business Day. With respect to assets of the Fund segregated as Liquidity Account Investments, the Investment Adviser, on behalf of the Fund, shall be entitled to instruct the Custodian with a copy to the Liquidity Provider on any date to release any Liquidity Account Investments with respect to any Purchased VRDP Shares from such segregation and to substitute therefor other Liquidity Account Investments, so long as (x) the assets of the Fund segregated as Liquidity Account Investments with respect to such Purchased VRDP Shares at the close of business on such date have a Market Value equal to 110% of the Liquidation Preference of such Purchased VRDP Shares and (y) the assets of the Fund designated and segregated as Deposit Securities at the close of business on such date have a Market Value equal to the Liquidity Requirement (if any) determined in accordance with paragraph (C) below with respect to such Purchased VRDP Shares for such date. The Fund shall cause the Custodian not to permit any lien, security interest or encumbrance to be created or permitted to exist on or in respect of any Liquidity Account Investments included in the Liquidity Account for any Purchased VRDP Shares, other than liens, security interests or encumbrances arising by operation of law and any lien of the Custodian with respect to the payment of its fees or repayment for its advances.

(C)        Subject to notice having been received as referred to in subsection (B) above, the Market Value of the Deposit Securities held in the Liquidity Account for any Purchased VRDP Shares, from and after the day (or if such day is not a Business Day, the next succeeding Business Day) preceding the expiration of the six-month period for the Failed Remarketing Condition—Purchased VRDP Shares applicable to such Purchased VRDP Shares (which, for the avoidance of doubt, may result in multiple six month periods, each in respect of a Failed Remarketing Condition—Purchased VRDP Shares in respect of applicable Purchased VRDP Shares) specified in the table set forth below, shall not be less than the percentage of the Liquidation Preference for such Purchased VRDP Shares set forth below opposite such day (the “Liquidity Requirement”), but in all cases subject to the cure provisions of paragraph (D) below:

Number of Days* Preceding	Value of Deposit Securities as Percentage of Liquidation Preference
135	20%
105	40%
75	60%
45	80%
15	100%

*	Or if such day is not a Business Day, the next succeeding Business Day

(D)        If the aggregate Market Value of the Deposit Securities included in the Liquidity Account for any Purchased VRDP Shares as of the close of business on any Business Day is less than the Liquidity Requirement in respect of such Purchased

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VRDP Shares for such Business Day, then the Fund shall cause the segregation of additional or substitute Deposit Securities in respect of the Liquidity Account for such Purchased VRDP Shares, so that the aggregate Market Value of the Deposit Securities included in the Liquidity Account for such Purchased VRDP Shares is at least equal to the Liquidity Requirement for such Purchased VRDP Shares not later than the close of business on the next succeeding Business Day.

(E)        The Deposit Securities included in the Liquidity Account for any Purchased VRDP Shares may be applied by the Fund, in its discretion, towards payment of the Redemption Price for such Purchased VRDP Shares. Upon the earlier to occur of (x) the successful remarketing of the Purchased VRDP Shares or (y) the deposit by the Fund with the Tender and Paying Agent with arrangements satisfactory to the Liquidity Provider of Deposit Securities having an initial combined Market Value sufficient to effect the redemption of such Purchased VRDP Shares on the Redemption Date for such Purchased VRDP Shares, the requirement of the Fund to maintain a Liquidity Account for such Purchased VRDP Shares as contemplated by this Section 10(b)(ii) shall lapse and be of no further force and effect.

(F)        The provisions of paragraphs (A) through (E) of this Section 10(b)(ii) may be amended by the Fund, by resolution of the Board of Trustees duly adopted, without shareholder approval in order to conform to the terms of a VRDP Fee Agreement or as otherwise necessary or desirable in the judgment of the Board of Trustees, provided that the Fund receives the prior written consent of the Liquidity Provider.

(iii)        At least six months prior to the scheduled mandatory Redemption Date of June 1, 2040 specified in Section 10(b)(i) above, if any Series 2 VRDP Shares then remain Outstanding, the Fund shall cause the Custodian to segregate in a Liquidity Account (but without duplication of any Liquidity Account then in effect pursuant to Section 10(b)(ii) above), by means of appropriate identification on its books and records or otherwise in accordance with the Custodian’s normal procedures, from the other assets of the Fund, Liquidity Account Investments with a Market Value equal to at least 110% of the Liquidation Preference of the then Outstanding Series 2 VRDP Shares. The Fund shall maintain such Liquidity Account in accordance with Section 10(b)(ii)(B), (C) and (D) above and comply with the requirements set forth therein with respect to Liquidity Account Investments and the Liquidity Requirement; provided, that for purposes of this Section 10(b)(iii) all references therein to Purchased VRDP Shares shall be deemed to be to all Outstanding Series 2 VRDP Shares, all references therein to the Failed Remarketing Condition—Purchased VRDP Shares or the related six-month period shall be deemed to be to the six-month period preceding the scheduled mandatory Redemption Date of June 1, 2040, and the references to notice by the Liquidity Provider shall not be applicable. The Deposit Securities included in the Liquidity Account for the Outstanding Series 2 VRDP Shares may be applied by the Fund, in its discretion, towards payment of the Redemption Price for the Outstanding Series 2 VRDP Shares. Upon the deposit by the Fund with the Tender and Paying Agent with arrangements satisfactory to the Liquidity Provider of Deposit Securities having an initial combined Market Value sufficient to effect the redemption of the Outstanding Series 2 VRDP Shares on the June 1, 2040 Redemption Date for the Outstanding

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Series 2 VRDP Shares, the requirement of the Fund to maintain a Liquidity Account for the Outstanding Series 2 VRDP Shares as contemplated by this Section 10(b)(iii) shall lapse and be of no further force and effect.

(c)        Notice of Redemption.

If the Fund shall determine or be required to redeem, in whole or in part, shares of Series 2 VRDP pursuant to paragraph (a) or (b)(i) of this Section 10, the Fund will send a notice of redemption (the “Notice of Redemption”), by Electronic Means (or by first class mail, postage prepaid, in the case where the Series 2 VRDP Shares are in physical form), to Holders thereof and the Liquidity Provider or, in the case of a redemption pursuant to paragraph (b)(ii) of this Section 10, only to the Liquidity Provider, or request the Tender and Paying Agent, on behalf of the Fund to promptly do so by Electronic Means (or by first class mail, postage prepaid, in the case where the Series 2 VRDP Shares are in physical form) so long as the Notice of Redemption is furnished by the Fund to the Tender and Paying Agent in electronic format at least five (5) Business Days prior to the date a Notice of Redemption is required to be delivered to the Holders, unless a shorter period of time shall be acceptable to the Tender and Paying Agent. A Notice of Redemption shall be sent to Holders not less than 10 days prior to the date fixed for redemption in such Notice of Redemption (the “Redemption Date”). Each such Notice of Redemption shall state: (i) the Redemption Date; (ii) the number of Series 2 VRDP Shares to be redeemed and the Series thereof; (iii) the CUSIP number for VRDP Shares of such Series; (iv) the Redemption Price; (v) the place or places where the certificate(s), if any, for such VRDP Shares (properly endorsed or assigned for transfer, if the Board of Trustees requires and the Notice of Redemption states) are to be surrendered for payment of the Redemption Price; (vi) that dividends on the Series 2 VRDP Shares to be redeemed will cease to accumulate from and after such Redemption Date; and (vii) the provisions of this Statement under which such redemption is made. If fewer than all Series 2 VRDP Shares held by any Holder are to be redeemed, the Notice of Redemption delivered to such Holder shall also specify the number of Series 2 VRDP Shares to be redeemed from such Holder. The Fund may provide in any Notice of Redemption relating to a redemption contemplated to be effected pursuant to this Statement that such redemption is subject to one or more conditions precedent and that the Fund shall not be required to effect such redemption unless each such condition has been satisfied at the time or times and in the manner specified in such Notice of Redemption. No defect in the Notice of Redemption or delivery thereof shall affect the validity of redemption proceedings, except as required by applicable law.

(d)        No Redemption Under Certain Circumstances.

Notwithstanding the provisions of paragraphs (a) or (b) of this Section 10, if any dividends on shares of Series 2 VRDP (whether or not earned or declared) are in arrears, no shares of such Series shall be redeemed unless all Outstanding shares of such Series are simultaneously redeemed, and the Fund shall not purchase or otherwise acquire any shares of such Series; provided, however, that the foregoing shall not prevent the purchase or acquisition of all Outstanding shares of such Series pursuant to the successful completion of an otherwise lawful purchase or exchange offer made on the same terms to, and accepted by, Holders of all Outstanding shares of such Series.

(e)        Absence of Funds Available for Redemption.

To the extent that any redemption for which Notice of Redemption has been provided is not made by reason of the absence of legally available funds therefor in accordance with the Declaration and applicable law, such redemption shall be made as soon as practicable to the extent

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such funds become available. Failure to redeem Series 2 VRDP Shares shall be deemed to exist at any time after the date specified for redemption in a Notice of Redemption when the Fund shall have failed, for any reason whatsoever, to deposit in trust with the Tender and Paying Agent the Redemption Price with respect to any shares for which such Notice of Redemption has been sent; provided, however, that the foregoing shall not apply in the case of the Fund’s failure to deposit in trust with the Tender and Paying Agent the Redemption Price with respect to any shares where (1) the Notice of Redemption relating to such redemption provided that such redemption was subject to one or more conditions precedent and (2) any such condition precedent shall not have been satisfied at the time or times and in the manner specified in such Notice of Redemption. Notwithstanding the fact that the Fund may not have redeemed Series 2 VRDP Shares for which a Notice of Redemption has been provided, dividends may be declared and paid on Series 2 VRDP Shares and shall include those Series 2 VRDP Shares for which a Notice of Redemption has been provided.

(f)        Tender and Paying Agent as Trustee of Redemption Payments by Fund.

All moneys paid to the Tender and Paying Agent for payment of the Redemption Price of Series 2 VRDP Shares called for redemption shall be held in trust by the Tender and Paying Agent for the benefit of Holders of shares so to be redeemed.

(g)        Deposit with the Tender and Paying Agent; Shares for Which Notice of Redemption Has Been Given Are No Longer Outstanding.

Provided a Notice of Redemption has been provided pursuant to paragraph (c) of this Section 10, not later than 12:00 noon, New York City time, on a Business Day not less than ten (10) days preceding the redemption date specified in such notice, the Fund shall irrevocably deposit with the Tender and Paying Agent an aggregate amount of Deposit Securities in an amount equal to the Redemption Price to be paid on the redemption date for the Series 2 VRDP Shares that are subject to such notice. Provided a Notice of Redemption has been provided pursuant to paragraph (c) of this Section 10, upon the deposit with the Tender and Paying Agent of Deposit Securities in an amount equal to the Redemption Price to be paid on the redemption date for the Series 2 VRDP Shares that are the subject of such notice, dividends on such shares shall cease to accumulate, except as included in the Redemption Price, and such shares shall no longer be deemed to be Outstanding, except as noted below with respect to the VRDP Purchase Agreement, for any purpose, and all rights of the Holders of the shares so called for redemption shall cease and terminate, except the right of such Holders to receive the Redemption Price, but without any interest or other additional amount, except as provided in paragraph (e)(i) of Section 2 of this Part I and in Section 3 of Part I of this Statement. Upon surrender in accordance with the Notice of Redemption of the certificates for any shares so redeemed (properly endorsed or assigned for transfer, if the Board of Trustees shall so require and the Notice of Redemption shall so state), the Redemption Price shall be paid by the Tender and Paying Agent to the Holders of Series 2 VRDP Shares subject to redemption. In the case that fewer than all of the shares represented by any such certificate are redeemed, a new certificate shall be issued, representing the unredeemed shares, without cost to the Holder thereof. The Fund shall be entitled to receive from the Tender and Paying Agent, promptly after the date fixed for redemption, any cash deposited with the Tender and Paying Agent in excess of (i) the aggregate Redemption Price of the Series 2 VRDP Shares called for redemption on such date and (ii) all other amounts to which Holders of Series 2 VRDP Shares called for redemption may be entitled. Any funds so deposited that are unclaimed at the end of 90 days from such redemption date shall, to the extent permitted by law, be repaid to the Fund, after which time the Holders of Series 2 VRDP Shares so called for redemption may look only to the Fund

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for payment of the Redemption Price and all other amounts to which they may be entitled. The Fund shall be entitled to receive, from time to time after the date fixed for redemption, any interest on the funds so deposited. Notwithstanding the foregoing, Series 2 VRDP Shares will be deemed to be Outstanding for purposes of the VRDP Purchase Agreement until redeemed by the Fund.

(h)        Compliance With Applicable Law.

In effecting any redemption pursuant to this Section 10, the Fund shall use its best efforts to comply with all applicable conditions precedent to effecting such redemption under the 1940 Act and any applicable Massachusetts law, but shall effect no redemption except in accordance with the 1940 Act and any applicable Massachusetts law.

(i)        Only Whole VRDP Shares May Be Redeemed.

In the case of any redemption pursuant to this Section 10, only whole Series 2 VRDP Shares shall be redeemed, and in the event that any provision of the Declaration would require redemption of a fractional share, the Tender and Paying Agent shall be authorized to round up so that only whole shares are redeemed.

(j)        Modification of Redemption Procedures.

Notwithstanding the foregoing provisions of this Section 10, the Fund may, in its sole discretion, modify the procedures set forth above with respect to notification of redemption for the Series 2 VRDP Shares, provided that such modification does not materially and adversely affect the Holders of the Series 2 VRDP Shares or cause the Fund to violate any law, rule or regulation; and provided further that no such modification shall in any way alter the obligations of the Tender and Paying Agent without its prior written consent. Furthermore, if in the sole discretion of the Board of Trustees, after consultation with counsel, modification of the foregoing redemption provisions are permissible under the rules and regulations or interpretations of the SEC and the Code with respect to the redemption of Series 2 VRDP Shares owned by the Liquidity Provider, the Fund, without shareholder approval, by resolution of the Board of Trustees, may modify such redemption procedures.

11.        Liquidation Rights.

(a)        Ranking.

The shares of Series 2 VRDP shall rank on a parity with each other, with shares of any other Series of VRDP and with shares of any other series of Preferred Shares as to the distribution of assets upon dissolution, liquidation or winding up of the affairs of the Fund.

(b)        Distributions Upon Liquidation.

Upon the dissolution, liquidation or winding up of the affairs of the Fund, whether voluntary or involuntary, the Holders of Series 2 VRDP Shares then Outstanding shall be entitled to receive and to be paid out of the assets of the Fund available for distribution to its shareholders, before any payment or distribution shall be made on the Common Shares or on any other class of shares of the Fund ranking junior to the Series 2 VRDP Shares upon dissolution, liquidation or winding up, an amount equal to the Liquidation Preference with respect to such shares plus an amount equal to all

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dividends thereon (whether or not earned or declared) accumulated but unpaid to (but not including) the date of final distribution in same day funds, together with any payments required to be made pursuant to Section 3 of Part I of this Statement in connection with the liquidation of the Fund. After the payment to the Holders of the Series 2 VRDP Shares of the full preferential amounts provided for in this paragraph (b), the Holders of Series 2 VRDP Shares as such shall have no right or claim to any of the remaining assets of the Fund.

(c)        Pro Rata Distributions.

In the event the assets of the Fund available for distribution to the Holders of Series 2 VRDP Shares upon any dissolution, liquidation or winding up of the affairs of the Fund, whether voluntary or involuntary, shall be insufficient to pay in full all amounts to which such Holders are entitled pursuant to paragraph (b) of this Section 11, no such distribution shall be made on account of Series 2 VRDP or any shares of any other class or series of Preferred Shares ranking on a parity with the Series 2 VRDP Shares with respect to the distribution of assets upon such dissolution, liquidation or winding up unless proportionate distributive amounts shall be paid on account of the Series 2 VRDP Shares, ratably, in proportion to the full distributable amounts for which holders of all such parity shares are respectively entitled upon such dissolution, liquidation or winding up.

(d)        Rights of Junior Shares.

Subject to the rights of the holders of shares of any other series or class or classes of shares ranking on a parity with the Series 2 VRDP Shares with respect to the distribution of assets upon dissolution, liquidation or winding up of the affairs of the Fund, after payment shall have been made in full to the Holders of the Series 2 VRDP Shares as provided in paragraph (b) of this Section 11, but not prior thereto, any other series or class or classes of shares ranking junior to the Series 2 VRDP Shares with respect to the distribution of assets upon dissolution, liquidation or winding up of the affairs of the Fund shall, subject to the respective terms and provisions (if any) applying thereto, be entitled to receive any and all assets remaining to be paid or distributed, and the Holders of the Series 2 VRDP Shares shall not be entitled to share therein.

(e)        Certain Events Not Constituting Liquidation.

Neither the sale of all or substantially all the property or business of the Fund, nor the merger, consolidation or reorganization of the Fund into or with any business or statutory trust, corporation or other entity nor the merger, consolidation or reorganization of any business or statutory trust, corporation or other entity into or with the Fund shall be a dissolution, liquidation or winding up, whether voluntary or involuntary, for the purposes of this Section 11.

12.        Purchase Obligation.

As long as Series 2 VRDP Shares are Outstanding, except as otherwise provided pursuant to Section 4 of Part I of this Statement in connection with a Special Rate Period, the Fund shall maintain a VRDP Purchase Agreement providing for a Purchase Obligation with a Liquidity Provider with short-term debt ratings in one of the two highest ratings categories from the Requisite NRSROs or such other short-term debt ratings, if any, as may be required for the Series 2 VRDP Shares to satisfy the eligibility criteria under Rule 2a-7 under the 1940 Act on an ongoing basis to the extent that the Fund can do so on a commercially reasonable basis as determined in the sole discretion

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of the Board of Trustees. If the Fund maintains a VRDP Purchase Agreement providing a Purchase Obligation, the provisions herein relating to the Liquidity Provider shall be operative and the following shall apply:

(a)        The Fund shall notify, or cause the Tender and Paying Agent to notify, Holders by Electronic Means, or by first class mail, postage prepaid, in the case in which Series 2 VRDP Shares are in physical form, (A) in the event of a Mandatory Tender Event or Mandatory Purchase Event, (B) upon at least seven days’ prior notice in the event that there is a substitute Liquidity Provider (including, but not limited to, as to the Liquidity Provider, its consolidation, amalgamation with, or merger with or into, another entity, or the transfer of all or substantially all of the Liquidity Provider’s assets to another entity), or (C) any downgrade in the rating of the Series 2 VRDP Shares or the Liquidity Provider by an NRSRO then rating the Series 2 VRDP Shares or Liquidity Provider.

(b)        In the event of a Failed Remarketing Condition, the Fund will require in the Tender and Paying Agent Agreement that the Tender and Paying Agent will notify the Fund and Holders by telephone or Electronic Means, or by first class mail, postage prepaid, in the case in which Series 2 VRDP Shares are in physical form, of such Failed Remarketing Condition.

(c)        Each Series 2 VRDP Share shall be subject to Tender to the Tender and Paying Agent for Remarketing on the related Purchase Date or, in the event (i) no Remarketing occurs or (ii) pursuant to an attempted Remarketing shares remain unsold and the Remarketing Agent does not purchase for its own account the unsold Series 2 VRDP Shares tendered to the Tender and Paying Agent for Remarketing (provided that the Remarketing Agent may seek to sell such Series 2 VRDP Shares in a subsequent Remarketing prior to the Purchase Date), to the Liquidity Provider for purchase on such Purchase Date pursuant to a Final Notice of Purchase. If there is no Tender and Paying Agent or the Tender and Paying Agent does not perform such obligation pursuant to the VRDP Purchase Agreement, Beneficial Owners and their Agent Members shall have the right to tender their Series 2 VRDP Shares directly to the Liquidity Provider pursuant to a Final Notice of Purchase. In the event there is no Tender and Paying Agent or for any reason the Tender and Paying Agent does not, or in the reasonable judgment of the Fund will not, perform its obligations under the VRDP Purchase Agreement, the Fund (i) upon becoming aware thereof, shall promptly notify the Liquidity Provider, the Remarketing Agent and Holders by Electronic Means of such event, and (ii) so long as such event is continuing, shall use its best efforts to direct the Remarketing Agent to forward, concurrently with the delivery thereof to the Liquidity Provider or as promptly as practicable thereafter, any Remarketing Notice to each Beneficial Owner or Holder tendering Series 2 VRDP Shares that are the subject of such notice.

(d)        The Fund will require in the Tender and Paying Agent Agreement that, pursuant to a Tender, Series 2 VRDP Shares that are not sold in a Remarketing will be tendered by the Tender and Paying Agent to the Liquidity Provider for payment of the Purchase Price on the Purchase Date pursuant to the VRDP Purchase Agreement.

(e)        Except as set forth in Section 10(b)(ii) of Part I of this Statement in connection with a mandatory redemption of Series 2 VRDP Shares, the Fund shall have no obligation to purchase Series 2 VRDP Shares acquired by the Liquidity Provider pursuant to the VRDP Purchase Agreement or otherwise.

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(f)        Series 2 VRDP Shares are subject to Mandatory Purchase by the Liquidity Provider upon the occurrence of a Mandatory Purchase Event. Promptly following the occurrence of a Mandatory Purchase Event, and in any event within three (3) Business Days thereafter, the Fund, or the Tender and Paying Agent at the direction of the Fund (provided, that the Tender and Paying Agent may require up to two (2) Business Days prior notification by Electronic Means by the Fund), shall provide a Mandatory Purchase Notice by Electronic Means to Holders and the Liquidity Provider, specifying a Mandatory Purchase Date for all Outstanding Series 2 VRDP Shares. The Mandatory Purchase Date shall not be later than seven days following the date a Mandatory Purchase Notice is sent to Holders by Electronic Means, and in any event shall be not later than the Business Day immediately preceding the termination of the VRDP Purchase Agreement. Any notice given in respect of a Mandatory Purchase under this Statement shall be conclusively presumed to have been duly given, whether or not the Holders receive such notice. Upon the occurrence of a Mandatory Purchase Event, all Outstanding Series 2 VRDP Shares automatically shall be subject to Mandatory Purchase by the Liquidity Provider at the Purchase Price on the Mandatory Purchase Date, including any Series 2 VRDP Shares tendered pursuant to an Optional Tender and Mandatory Tender for which the Purchase Date has not yet occurred.

(g)        In the event Series 2 VRDP Shares are issued in certificated form and a Holder fails to deliver such Series 2 VRDP Shares to which a Mandatory Purchase relates, on or prior to the Mandatory Purchase Date, the Holder of such Series 2 VRDP Shares will not be entitled to any payment (including any accumulated but unpaid dividends thereon, whether or not earned or declared) other than the Purchase Price of such undelivered Series 2 VRDP Shares as of the scheduled Purchase Date. Any such undelivered VRDP Shares will be deemed to be delivered to the Tender and Paying Agent, and the Tender and Paying Agent will place stop-transfer orders against the undelivered Series 2 VRDP Shares. Any moneys held by the Tender and Paying Agent for the purchase of undelivered Series 2 VRDP Shares shall be held in a separate account, shall not be invested, and shall be held for the exclusive benefit of the Holder of such undelivered Series 2 VRDP Shares. The undelivered Series 2 VRDP Shares shall be deemed to be no longer Outstanding (except as to entitlement to payment of the Purchase Price), and the Fund will issue to the purchaser replacement Series 2 VRDP Share certificates in lieu of such undelivered Series 2 VRDP Shares.

(h)        The Fund shall use its best efforts to engage at all times a Tender and Paying Agent to perform the duties specified in this Statement, the Tender and Paying Agent Agreement and the VRDP Purchase Agreement with respect to the Tender and Paying Agent.

The provisions of paragraphs (a) through (g) of this Section 12 may be amended by the Board of Trustees, by resolution duly adopted, without shareholder approval in order to conform to a VRDP Purchase Agreement providing a Purchase Obligation.

13.        Miscellaneous.

(a)        Amendment of or Supplements to this Statement.

The Board of Trustees may, by resolution duly adopted, without shareholder approval (except as otherwise provided by this Statement or required by applicable law), amend or supplement this Statement to (1) reflect any amendments or supplements hereto which the Board of Trustees is entitled to adopt pursuant to the terms of this Statement without shareholder approval or (2) provide for

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the issuance of additional shares of Series 2 VRDP (and terms relating thereto). Each such additional share of Series 2 VRDP shall be governed by the terms of this Statement as so amended or supplemented.

(b)        No Fractional Shares.

No fractional Series 2 VRDP Shares shall be issued.

(c)        Status of VRDP Shares Redeemed, Exchanged or Otherwise Acquired by the Fund.

Series 2 VRDP Shares which are redeemed, exchanged or otherwise acquired by the Fund shall return to the status of authorized and unissued Preferred Shares without designation as to series, provided, however, that any Series 2 VRDP Shares which are provisionally delivered by the Fund to or for the account of an agent of the Fund or to or for the account of a purchaser of the Series 2 VRDP Shares, but for which final payment is not received by the Fund, shall return to the status of authorized and unissued Series 2 VRDP Shares.

(d)        Purchase Obligation Part of VRDP Shares.

Each Holder and Beneficial Owner, by virtue of acquiring Series 2 VRDP Shares, is deemed to have agreed, for U.S. federal income tax purposes, to treat the Purchase Obligation as part of the Series 2 VRDP Shares rather than as a separate property right.

(e)        Treatment of VRDP Shares as Stock.

Each Holder and Beneficial Owner, by virtue of acquiring Series 2 VRDP Shares, is deemed to have agreed, for U.S. federal income tax purposes, to treat the Series 2 VRDP Shares as stock in the Fund.

(f)        Board May Resolve Ambiguities.

To the extent permitted by applicable law, the Board of Trustees may interpret or adjust the provisions of this Statement to resolve any inconsistency or ambiguity or to remedy any formal defect, and may amend this Statement with respect to any additional shares of Series 2 VRDP prior to the issuance of such shares.

(g)        Headings Not Determinative.

The headings contained in this Statement are for convenience of reference only and shall not affect the meaning or interpretation of this Statement.

(h)        Notices.

All notices or communications, unless otherwise specified in the By-laws of the Fund or this Statement, shall be sufficiently given if in writing and delivered in person, by Electronic Means or mailed by first-class mail, postage prepaid.

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PART II

1.        Remarketing Procedures.

(a)        Pursuant to an Optional Tender, Beneficial Owners may elect to tender their Series 2 VRDP Shares (in denominations of $100,000 and integral multiples thereof) for purchase at the Purchase Price on the Purchase Date designated in the Notice of Tender (or if such day is not a Business Day, on the next succeeding Business Day). Each Notice of Tender shall be irrevocable (except as described below) and effective upon receipt and shall:

(i)        be delivered by a Beneficial Owner, directly or through its Agent Member, by email transmission (or if email transmission shall be unavailable, by facsimile transmission), to the Tender and Paying Agent not later than 2:00 p.m., New York City time, on any Business Day;

(ii)        state the series and the aggregate number of Series 2 VRDP Shares to be purchased, the CUSIP number of the Series 2 VRDP Shares to be purchased, and the Purchase Date and be in substantially the form of and contain such other information specified in an exhibit to the VRDP Purchase Agreement; and

(iii)        state that the tendering Beneficial Owner acknowledges that such Beneficial Owner is required to deliver the Series 2 VRDP Shares that are the subject of a Notice of Tender (that has not been duly revoked as described below) on or before 2:00 p.m., New York City time, on the Purchase Date.

(b)        Upon receipt of a Notice of Tender, the Tender and Paying Agent shall provide a copy to the Liquidity Provider and the Remarketing Agent (with a copy to the Fund) as promptly as practicable by Electronic Means, but no later than 4:00 p.m., New York City time, on the date of receipt or deemed receipt.

(c)        Any Notice of Tender delivered to the Tender and Paying Agent by a Beneficial Owner or its Agent Member after 2:00 p.m., New York City time, shall be deemed to have been received by the Tender and Paying Agent on the next succeeding Business Day, and the Purchase Date shall be adjusted such that the Purchase Date shall be the Business Day next succeeding the date specified as the Purchase Date in the relevant Notice of Tender.

(d)        The determination of the Tender and Paying Agent as to whether a Notice of Tender has been properly delivered pursuant to the foregoing in paragraph (a)(i) and (ii) shall be conclusive and binding upon the Beneficial Owner and its Agent Member.

(e)        (i) Series 2 VRDP Shares are subject to Mandatory Tender upon the occurrence of a Mandatory Tender Event.

(ii)        Promptly following the occurrence of a Mandatory Tender Event, and in any event within three (3) Business Days thereafter, the Fund, or the Tender and Paying Agent at the direction of the Fund (provided, that the Tender and Paying Agent may require up to two (2) Business Days prior notification by Electronic Means by the Fund), shall provide a Mandatory Tender Notice by Electronic Means to Holders, the

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Remarketing Agent and the Liquidity Provider, specifying a Purchase Date for all Outstanding Series 2 VRDP Shares. Any notice given in respect of a Mandatory Tender under this Statement will be conclusively presumed to have been duly given, whether or not the Holders receive such notice.

(iii)        Upon the occurrence of a Mandatory Tender Event, all Outstanding Series 2 VRDP Shares automatically shall be subject to Mandatory Tender and delivered to the Tender and Paying Agent for purchase on the designated Purchase Date by purchasers in the Remarketing in the event of a successful Remarketing or otherwise by the Liquidity Provider, including any Series 2 VRDP Shares previously tendered pursuant to an Optional Tender for which the Purchase Date has not yet occurred. In the event that Series 2 VRDP Shares are issued in certificated form and a Holder of Series 2 VRDP Shares fails to deliver such Series 2 VRDP Shares to which a Mandatory Tender relates on or prior to the Purchase Date, the Holder of such Series 2 VRDP Shares shall not be entitled to any payment (including any accumulated but unpaid dividends thereon, whether or not earned or declared) other than the Purchase Price of such undelivered Series 2 VRDP Shares as of the scheduled Purchase Date. Any such undelivered Series 2 VRDP Shares will be deemed to be delivered to the Tender and Paying Agent, and the Tender and Paying Agent will place stop-transfer orders against the undelivered Series 2 VRDP Shares. Any moneys held by the Tender and Paying Agent for the purchase of undelivered Series 2 VRDP Shares will be held in a separate account by the Tender and Paying Agent, will not be invested, and will be held for the exclusive benefit of the Holder of such undelivered Series 2 VRDP Shares. The undelivered Series 2 VRDP Shares will be deemed to be no longer Outstanding (except as to entitlement to payment of the Purchase Price), and the Fund will issue to the purchaser replacement Series 2 VRDP Share certificates in lieu of such undelivered Series 2 VRDP Shares.

(f)        A Beneficial Owner or its Agent Member that delivered a Notice of Tender in connection with an Optional Tender may deliver in writing by email transmission (or if email transmission shall be unavailable, by facsimile transmission) to the Tender and Paying Agent, not later than 10:00 a.m., New York City time, on or prior to the Business Day immediately preceding the Purchase Date, a notice to the effect that such Beneficial Owner wishes to revoke its election to tender some or all of the Series 2 VRDP Shares that were specified in such Notice of Tender to be purchased (a “Notice of Revocation”). Any Notice of Revocation delivered to the Tender and Paying Agent shall be promptly delivered by Electronic Means by the Tender and Paying Agent to the Liquidity Provider and the Remarketing Agent (with a copy to the Fund) by 12:00 noon, New York City time, on the Business Day immediately preceding the relevant Purchase Date. The Remarketing Agent (following receipt of such Notice of Revocation) shall notify the Tender and Paying Agent and the Liquidity Provider of the number of Series 2 VRDP Shares specified in such Notice of Revocation that are subject to an agreement of sale pursuant to a Remarketing by email transmission or facsimile transmission not later than 2:00 p.m., New York City time, on the Business Day immediately preceding the Purchase Date. The Tender and Paying Agent shall deliver such notification to the Beneficial Owner or its Agent Member promptly following receipt from the Remarketing Agent, and in any event by 4:00 p.m., New York City time, on the Business Day immediately preceding the Purchase Date. Any such Notice of Revocation shall be effective (without further action on the part of the Beneficial Owner or its Agent Member) as a revocation of the Optional Tender of the number of Series 2 VRDP Shares specified therein as being sought to be revoked, but (except as set forth below)

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only if and to the extent that the Remarketing Agent has not entered into an agreement to sell such Series 2 VRDP Shares. A Notice of Revocation shall be effective as to the number of Series 2 VRDP Shares specified therein as having been revoked less the number of such Series 2 VRDP Shares in respect of which the Remarketing Agent has so notified the Tender and Paying Agent and the Liquidity Provider that it has entered into an agreement of sale. Notwithstanding the foregoing, tendered Series 2 VRDP Shares, if any, that remain unsold on the related Purchase Date shall be allocated by the Remarketing Agent to each Notice of Revocation received in respect of Series 2 VRDP Shares tendered for purchase on such Purchase Date and not already satisfied in the chronological order in which each such Notice of Revocation was received by the Tender and Paying Agent, and each such Notice of Revocation shall be effective only to the extent of such allocation and availability of unsold Series 2 VRDP Shares.

(g)        The Fund shall use its best efforts to engage at all times a Remarketing Agent that is a nationally recognized securities dealer with expertise in remarketing variable-rate securities to use its best efforts to find purchasers for all Series 2 VRDP Shares properly tendered pursuant to a Tender.

2.        Remarketing Schedule.

(a)        In connection with any attempted Remarketing, all tendered Series 2 VRDP Shares shall be remarketed at the Purchase Price of such Series 2 VRDP Shares. The calculation of the Purchase Price of the Series 2 VRDP Shares that are remarketed or purchased by the Liquidity Provider shall be made by the Remarketing Agent in advance of such Remarketing or purchase and, together with the details of the aggregate number and Purchase Price of remarketed Series 2 VRDP Shares and the aggregate number and Purchase Price of Series 2 VRDP Shares to be purchased by the Liquidity Provider pursuant to the Purchase Obligation, shall be communicated by the Remarketing Agent to the Fund, the Liquidity Provider and the Tender and Paying Agent by email transmission or facsimile transmission by 2:00 p.m., New York City time, on the Business Day immediately preceding the Purchase Date, as described below. The proceeds of any sale of any remarketed Series 2 VRDP Shares by the Remarketing Agent relating to tendered Series 2 VRDP Shares shall be used for the purchase of the tendered Series 2 VRDP Shares at the Purchase Price, and the terms of the sale will provide for the wire transfer of such Purchase Price by the Remarketing Agent to be received by the Tender and Paying Agent no later than 11:00 a.m., New York City time, on the related Purchase Date for payment to the Agent Member of the Beneficial Owner, in the case of an Optional Tender, or Holder, in the case of a Mandatory Tender, tendering Series 2 VRDP Shares for sale through the Securities Depository in immediately available funds against delivery of the tendered Series 2 VRDP Shares to the Tender and Paying Agent through the Securities Depository, the delivery of such Series 2 VRDP Shares to the Tender and Paying Agent through the Securities Depository no later than 2:00 p.m., New York City time, on the Purchase Date, and the re-delivery of such Series 2 VRDP Shares by means of “FREE” delivery through the Securities Depository to the Remarketing Agent for delivery to the purchaser’s Agent Member through the Securities Depository by 3:00 p.m., New York City time, on the relevant Purchase Date.

(b)        By 2:00 p.m., New York City time, on the Business Day immediately preceding each Purchase Date, the Remarketing Agent shall deliver a notice to the Tender and Paying Agent and the Liquidity Provider (a “Remarketing Notice”), by email transmission or facsimile transmission, that sets forth the number of Series 2 VRDP Shares, if any, that it successfully remarketed for purchase on such Purchase Date and the aggregate Purchase Price of such sold Series 2 VRDP Shares and the

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number of Series 2 VRDP Shares, if any, not successfully remarketed for purchase on such Purchase Date and the aggregate Purchase Price of such unsold Series 2 VRDP Shares to be paid by the Liquidity Provider. If the Remarketing Notice states that the Remarketing Agent has not successfully remarketed all of the Series 2 VRDP Shares to be purchased on such Purchase Date, the Tender and Paying Agent will promptly, and in any event not later than 4:00 p.m., New York City time, on such Business Day, deliver by Electronic Means to the Liquidity Provider (with a copy to the Fund) a Preliminary Notice of Purchase that, subject to delivery of the Final Notice of Purchase on the Purchase Date described below, provides for the purchase by the Liquidity Provider of the number of such Series 2 VRDP Shares that the Remarketing Agent stated in the Remarketing Notice as not having been successfully remarketed, including the aggregate Purchase Price of such Series 2 VRDP Shares, as calculated by the Remarketing Agent. If the Remarketing Notice states that the Remarketing Agent has not successfully remarketed all of the Series 2 VRDP Shares to be purchased on such Purchase Date (or if remarketing proceeds for any tendered Series 2 VRDP Shares have not been received for any reason by the Tender and Paying Agent by 11:00 a.m., New York City time, on the Purchase Date), the Tender and Paying Agent will deliver by Electronic Means to the Liquidity Provider (with a copy to the Fund) by 12:00 noon, New York City time, on such Purchase Date a Final Notice of Purchase that states the number of Series 2 VRDP Shares required to be purchased by the Liquidity Provider. For purposes of the Final Notice of Purchase, any tendered Series 2 VRDP Shares for which remarketing proceeds have not been received for any reason by the Tender and Paying Agent by 11:00 a.m., New York City time, on the Purchase Date, shall be treated as not having been successfully remarketed and shall be required to be purchased by the Liquidity Provider. The payment obligation of the Liquidity Provider shall equal the Purchase Price of the Series 2 VRDP Shares, stated in the Final Notice of Purchase delivered to the Liquidity Provider, as being required to be purchased by the Liquidity Provider.

(c)        The Liquidity Provider shall, no later than 2:00 p.m., New York City time, on a Purchase Date for any Series 2 VRDP Shares, wire transfer the aggregate Purchase Price of all Series 2 VRDP Shares in respect of which Final Notices of Purchase have been delivered to it for purchase of Series 2 VRDP Shares on such date, as follows: (i) in the case of a Final Notice of Purchase delivered by the Tender and Paying Agent, by wire transfer, in immediately available funds, to the account of the Tender and Paying Agent specified by the Tender and Paying Agent in any such Final Notice of Purchase; and (ii) in the case of a Final Notice of Purchase delivered by a Beneficial Owner or its Agent Member, in the case of an Optional Tender, or by a Holder, in the case of a Mandatory Tender, in the event there is no Tender and Paying Agent or for any reason the Tender and Paying Agent does not perform its obligations under the VRDP Purchase Agreement and the Liquidity Provider has received a Remarketing Notice that such Series 2 VRDP Shares have not been the subject of an agreement of sale in a Remarketing and has received written notice from the Fund that there is no Tender and Paying Agent or that the Tender and Paying Agent does not intend to perform its obligations under the VRDP Purchase Agreement, by payment against delivery of the Series 2 VRDP Shares that are the subject of any such Final Notice of Purchase, through means of the Securities Depository in the case of Series 2 VRDP Shares in the form of global securities.

(d)        Upon receipt by the Tender and Paying Agent from the Beneficial Owner or its Agent Member, in the case of an Optional Tender, or from the Holder, in the case of a Mandatory Tender, of tendered Series 2 VRDP Shares and the payment by the Tender and Paying Agent to such Beneficial Owner or its Agent Member, or such Holder as the case may be, of the Purchase Price therefor on the applicable Purchase Date, the Tender and Paying Agent shall deliver to the Liquidity Provider, by means of “FREE” delivery through the system of the Securities Depository, Series 2

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VRDP Shares in satisfaction of the Liquidity Provider’s Purchase Obligation on such Purchase Date. Any funds paid by the Liquidity Provider and held in the account of the Tender and Paying Agent for the payment of the Purchase Price shall be held in trust for the benefit of the Liquidity Provider until the Series 2 VRDP Shares are delivered by the tendering Beneficial Owners or their Agent Members, in the case of an Optional Tender, or by the tendering Holder, in the case of a Mandatory Tender, against payment therefor or returned to the Liquidity Provider. Any funds paid by the Remarketing Agent and held in an account of the Tender and Paying Agent for the payment of the Purchase Price in connection with a Remarketing shall be held in trust for the benefit of the Remarketing Agent on account of purchasers purchasing in a Remarketing until the Series 2 VRDP Shares are delivered by the tendering Beneficial Owners or their Agent Members, in the case of an Optional Tender, or by the tendering Holders, in the case of a Mandatory Tender, against payment therefor, or returned to the Remarketing Agent on account of purchasers purchasing in a Remarketing. Upon receipt of Series 2 VRDP Shares from the tendering Beneficial Owners or their Agent Members, in the case of an Optional Tender, or from the tendering Holders, in the case of a Mandatory Tender, by the Tender and Paying Agent, the Tender and Paying Agent shall pay, subject to receipt of the Purchase Price by the Tender and Paying Agent in the form of remarketing proceeds from the Remarketing Agent, with respect to Series 2 VRDP Shares remarketed by the Remarketing Agent, or in the form of payment pursuant to the VRDP Purchase Agreement from the Liquidity Provider, with respect to Series 2 VRDP Shares subject to purchase pursuant to the Purchase Obligation, the Purchase Price for such Series 2 VRDP Shares to such tendering Beneficial Owner, Agent Member or Holder, as the case may be. In accordance with and subject to the foregoing, the Tender and Paying Agent shall effect any such payment on the applicable Purchase Date.

(e)        Except as otherwise expressly provided for herein, the purchase and delivery of tendered Series 2 VRDP Shares in the form of global securities and their Remarketing will be accomplished in accordance with the applicable procedures of the Securities Depository.

(f)        The Remarketing Agent and the Tender and Paying Agent each shall use commercially reasonable efforts to meet the timing requirements set forth above. At any time that no Purchase Obligation is in effect (or with respect to a remarketing of Series 2 VRDP Shares held by the Liquidity Provider as to which any then-effective Purchase Obligation by a successor liquidity provider is inapplicable pursuant to the terms of the VRDP Fee Agreement), any Series 2 VRDP Shares unsold in a Remarketing shall be returned to the tendering Beneficial Owners or their Agent Members, or the tendering Holders, as the case may be, by the Tender and Paying Agent. The Remarketing Agent may, in its sole discretion, modify the settlement procedures set forth above with respect to any Remarketing upon ten (10) days’ prior written notice to the Fund, the Liquidity Provider and the Tender and Paying Agent, provided any such modification does not adversely affect the Holders, the Beneficial Owners, the Tender and Paying Agent, the Liquidity Provider or the Fund. The Remarketing Agent may sell Series 2 VRDP Shares for its own account outside of a Remarketing at a price other than the Purchase Price.

(g)        In connection with the allocation of Series 2 VRDP tendered for Remarketing by the Liquidity Provider and any other Holder or Beneficial Owner of shares of Series 2 VRDP in any Remarketing, the Remarketing Agent shall allocate those shares of Series 2 VRDP previously acquired by the Liquidity Provider pursuant to its Purchase Obligation first to any purchasers in a Remarketing (such allocation coming first from those shares of Series 2 VRDP acquired earliest by the Liquidity Provider).

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3.         Determination of Applicable Rate.

(a)        The Applicable Rate shall be determined by the Remarketing Agent on and as of each Rate Determination Date as the lowest rate under then-existing market conditions that in the Remarketing Agent’s sole judgment would result in the Series 2 VRDP Shares on the first day of the Subsequent Rate Period next succeeding the Rate Determination Date having a market value equal to the Liquidation Preference thereof (plus accumulated but unpaid dividends thereon, whether or not earned or declared). Such determination shall be conclusive and binding upon the interested parties. The Applicable Rate shall not exceed the Maximum Rate.

(b)        The Remarketing Agent shall establish the Applicable Rate by 5:00 p.m., New York City time, on each Rate Determination Date to the nearest one-thousandth (0.001) of one percent per annum for the Subsequent Rate Period. The Applicable Rate shall be in effect from and including the first day following such Rate Determination Date to and including the following Rate Determination Date. The Remarketing Agent shall make the Applicable Rate available after 5:00 p.m., New York City time, on the Rate Determination Date by email transmission or facsimile transmission to the Fund, the Tender and Paying Agent and the Liquidity Provider and post the Applicable Rate on Bloomberg.

(c)        In the event that the Remarketing Agent establishes the Maximum Rate as the Applicable Rate for a Subsequent Rate Period, the Remarketing Agent shall notify the Fund and the Tender and Paying Agent. The Fund will require in the Tender and Paying Agent Agreement that the Tender and Paying Agent will notify the Liquidity Provider and the Holders of Series 2 VRDP Shares by first class mail, postage prepaid (in the case of physical shares), or Electronic Means (in the case of Series 2 VRDP Shares in the form of global securities) that the Applicable Rate for the Subsequent Rate Period is the Maximum Rate.

(d)        In the event the Remarketing Agent does not or is unable to determine the Applicable Rate, or if there is no Remarketing Agent, the Applicable Rate shall be the Maximum Rate.

(e)        In the event of a Failed Remarketing Condition, the Applicable Rate as of the close of business on the day the Failed Remarketing Condition first occurs will be adjusted to the Maximum Rate (with the Applicable Spread subject to adjustment as set forth in the definition of Applicable Spread) and the Maximum Rate will continue to be the Applicable Rate (i) until the first day of the next succeeding Subsequent Rate Period after a Failed Remarketing Condition no longer exists in the case of a Minimum Rate Period or a Special Rate Period of 28 Rate Period Days or fewer, and (ii) until the first day of the next succeeding Dividend Period after the Failed Remarketing Condition no longer exists in the case of a Special Rate Period of greater than 28 Rate Period Days.

4.        Failed Remarketing Condition.

In the event of a Failed Remarketing Condition, pursuant to the Tender and Paying Agent Agreement, the Tender and Paying Agent shall promptly provide notice of a Failed Remarketing Condition, but in any event within two (2) Business Days of receipt by the Tender and Paying Agent of notice from the Fund of the occurrence of such Failed Remarketing Condition, by Electronic Means (or by first class mail, postage prepaid, in the case where the Series 2 VRDP Shares are in physical form) to the Holders (with a copy to the Fund).

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5.        Purchase of VRDP Shares by Remarketing Agent.

The Remarketing Agent in its sole discretion may purchase for its own account Series 2 VRDP Shares in a Remarketing; however, the Remarketing Agent shall not be obligated to purchase any Series 2 VRDP Shares that would otherwise remain unsold in a Remarketing. None of the Fund, the Tender and Paying Agent or any Remarketing Agent shall be obligated in any case to provide funds to make payment to a Beneficial Owner or its Agent Member upon such Beneficial Owner’s tender of its Series 2 VRDP Shares in a Remarketing unless, in each case, such Series 2 VRDP Shares were acquired for the account of the Fund, the Tender and Paying Agent or the Remarketing Agent.

6.        Notification of Allocations.

Whenever the Fund intends to include any net capital gains or ordinary income taxable for regular federal income tax purposes in any dividend on Series 2 VRDP Shares, the Fund may notify the Remarketing Agent and Tender and Paying Agent of the amount to be so included (i) not later than 14 calendar days preceding the first Rate Determination Date on which the Applicable Rate for such dividend is to be established, and (ii) for any successive Rate Determination Date on which the Applicable Rate for such dividend is to be established, not later than the close of business on the immediately preceding Rate Determination Date. Whenever such notice is received from the Fund, the Tender and Paying Agent will notify each Holder and the Remarketing Agent will notify each potential Beneficial Owner or its Agent Member. With respect to a Rate Period for which such advance notice was given and whose dividends are comprised partly of such ordinary income or capital gains and partly of exempt-interest income, the different types of income will be paid in the same relative proportions for each day during the Rate Period. The Fund may also include such ordinary income or capital gains in a dividend on shares of Series 2 VRDP without giving advance notice thereof if it increases the dividends by an additional amount calculated as if such income was a Taxable Allocation and the additional amount was a Gross-up Payment, provided the Fund will notify the Tender and Paying Agent of the additional amounts to be included in such dividend at least five Business Days prior to the applicable Dividend Payment Date.

7.        Transfers.

(a)        Unless otherwise permitted by the Fund, a Beneficial Owner or Holder may sell, transfer or otherwise dispose of Series 2 VRDP Shares only in whole shares and only pursuant to a Remarketing in accordance with the remarketing procedures set forth in Part II of this Statement, provided, however, that (a) a sale, transfer or other disposition of Series 2 VRDP Shares from a Beneficial Owner who holds shares through an Agent Member to another Beneficial Owner who holds shares through the same Agent Member shall be permitted, and (b) in the case of all transfers other than pursuant to Remarketings, the Agent Member (or other Person, if permitted by the Fund) to whom such transfer is made shall advise the Remarketing Agent. The Fund has not registered the Series 2 VRDP Shares under the Securities Act. Accordingly, the Series 2 VRDP Shares are subject to restrictions on transferability and resale and may only be purchased by and sold to “qualified institutional buyers” (as defined in Rule 144A under the Securities Act or any successor provision) in accordance with Rule 144A under the Securities Act or any successor provision or any exemption from registration available and otherwise in accordance with the legend set forth on the face of the Series 2 VRDP Shares.

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(b)        The Investment Adviser, affiliated persons of the Investment Adviser (as defined in Section 2(a)(3) of the 1940 Act) (other than the Fund, in the case of a purchase of Series 2 VRDP Shares which are to be cancelled within 10 days of purchase by the Fund), and Persons over which the Investment Adviser, or affiliated persons of the Investment Adviser (as defined in Section 2(a)(3) of the 1940 Act), exercise discretionary investment or voting authority (other than the Fund, in the case of a purchase of Series 2 VRDP Shares which are to be cancelled within 10 days of purchase by the Fund), are not permitted to purchase Series 2 VRDP Shares without the prior written consent of the Liquidity Provider, and any such purchases without such consent shall be void ab initio; provided, however, that the Fund shall give prompt notice to Beneficial Owners by Electronic Means upon any of the foregoing Persons, singly or in the aggregate, acquiring a beneficial interest in 20% or more of the Series 2 VRDP Shares; provided, further, that, without regard to the preceding requirements, purchases of Series 2 VRDP Shares may be made by broker-dealers that are affiliated persons of the Investment Adviser in riskless principal transactions with respect to such purchases of Series 2 VRDP Shares.

(c)        If at any time the Fund is not furnishing information to the SEC pursuant to Section 13 or 15(d) of the Exchange Act, in order to preserve the exemption for resales and transfers under Rule 144A, the Fund shall furnish, or cause to be furnished, to holders of Series 2 VRDP Shares and prospective purchasers of Series 2 VRDP Shares, upon request, information with respect to the Fund satisfying the requirements of subsection (d)(4) of Rule 144A.

8.        Global Certificate.

Prior to the commencement of a Voting Period, (i) all of the shares of Series 2 VRDP outstanding from time to time shall be represented by one or more global certificates registered in the name of the Securities Depository or its nominee and (ii) no registration of transfer of shares of Series 2 VRDP shall be made on the books of the Fund to any Person other than the Securities Depository or its nominee.

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IN WITNESS WHEREOF, Nuveen AMT-Free Municipal Income Fund has caused these presents to be signed as of [—] in its name and on its behalf by its Chief Administrative Officer and attested by its [Assistant] Vice President and [Assistant] Secretary. The Declaration is on file with the Secretary of State of the Commonwealth of Massachusetts, and the said officers of the Fund have executed this Statement as officers and not individually, and the obligations and rights set forth in this Statement are not binding upon any such officers, or the trustees of the Fund or shareholders of the Fund, individually, but are binding only upon the assets and property of the Fund.

NUVEEN AMT-FREE MUNICIPAL INCOME FUND

By:
Name: Title:

ATTEST:

Name: Title:

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APPENDIX B – FORMS OF PURCHASE AGREEMENT

VARIABLE RATE DEMAND PREFERRED SHARES (VRDP) PURCHASE AGREEMENT

dated as of

[—], 2013

between

THE BANK OF NEW YORK MELLON,

as Tender and Paying Agent

and

CITIBANK, N.A.,

as Liquidity Provider

Nuveen AMT-Free Municipal Income Fund (NEA)

Variable Rate Demand Preferred Shares

Series 1

(Relating to the issuance of Series 1 VRDP by the above-named fund in exchange for the outstanding Series 1 Variable Rate Demand Preferred Shares of

Nuveen Premier Municipal Opportunity Fund, Inc. (NIF))

2

(continued)

3

VARIABLE RATE DEMAND PREFERRED SHARES (“VRDP”)

PURCHASE AGREEMENT

VARIABLE RATE DEMAND PREFERRED SHARES (VRDP) PURCHASE AGREEMENT, dated as of [—], 2013, between THE BANK OF NEW YORK MELLON, a New York banking corporation, including its successors and assigns, as tender and paying agent (the “Tender and Paying Agent”) and CITIBANK, N.A., a national banking association, including its successors and assigns, as liquidity provider (the “Liquidity Provider”).

WHEREAS, Nuveen AMT-Free Municipal Income Fund, a closed-end investment company organized as a Massachusetts business trust (the “Fund”), has authorized the issuance to Holders (as defined below) of its Variable Rate Demand Preferred Shares (VRDP), as set forth on Schedule I hereto, which are subject to this Agreement (the “VRDP Shares”);

WHEREAS, the Fund wishes to enhance the liquidity of the VRDP Shares by providing for the right of Holders and Beneficial Owners (as defined below) to sell pursuant to the Statement (as defined below) and the obligation by the Liquidity Provider to purchase VRDP Shares pursuant to the Purchase Obligation (as defined below);

WHEREAS, pursuant to the terms of the Tender and Paying Agent Agreement (as defined below), the Fund has retained the Tender and Paying Agent to perform certain duties with respect to the VRDP Shares, including entering into and performing its duties under this Agreement (as defined below);

WHEREAS, the original issuance and sale of the VRDP Shares by the Fund is conditioned upon, and subject to, the Purchase Obligation being in effect with respect to the VRDP Shares; and

WHEREAS, the Statement provides that the Fund for the benefit of the Holders and Beneficial Owners of VRDP Shares shall (i) maintain an Agreement providing a Purchase Obligation on an ongoing basis to the extent that the Fund can do so on a commercially reasonable basis, and (ii) provide Holders and Beneficial Owners with advance notice of any termination of the Purchase Obligation;

NOW, THEREFORE, in consideration of the respective agreements contained herein, the parties hereto agree as follows:

ARTICLE I

DEFINITIONS

SECTION 1.01. Definitions.

The following terms, as used herein, have the following meanings:

“Acquired Fund” means Nuveen Premier Municipal Opportunity Fund, Inc., a closed-end investment company organized as a Minnesota corporation.

“Agent Member” means a Person with an account at the Securities Depository that holds one or more VRDP Shares through the Securities Depository, directly or indirectly, for a Beneficial Owner

4

and that will be authorized and instructed, directly or indirectly, by a Beneficial Owner to disclose information to the Remarketing Agent and the Tender and Paying Agent with respect to such Beneficial Owner.

“Agreement” means this Variable Rate Demand Preferred VRDP Shares (VRDP) Purchase Agreement, as the same may be amended, restated, supplemented or otherwise modified from time to time in accordance with the terms hereof.

“Alternate VRDP Purchase Agreement” means any agreement with a successor Liquidity Provider replacing this Agreement (or any replacement herefor) upon its termination in accordance with its terms and containing a Purchase Obligation substantially identical to the Purchase Obligation herein, as determined by the Fund.

“Available Commitment” as of any day means, with respect to the VRDP Shares, the sum of the aggregate Liquidation Preference of the VRDP Shares then Outstanding plus all accumulated but unpaid dividends, whether or not earned or declared.

“Beneficial Owner,” means a Person in whose name VRDP Shares are recorded as beneficial owner of such VRDP Shares by the Securities Depository, an Agent Member or other securities intermediary on the records of such Securities Depository, Agent Member or securities intermediary, as the case may be, or such Person’s subrogee, including the Liquidity Provider to the extent it is at any time the Beneficial Owner of VRDP Shares (irrespective of any assignment or transfer by the Liquidity Provider of its voting rights).

“Business Day” means a day (a) other than a day on which commercial banks in The City of New York, New York are required or authorized by law or executive order to close and (b) on which the New York Stock Exchange is not closed.

“Declaration” means the declaration of trust of the Fund, and all amendments thereto, as filed with the Secretary of State of the Commonwealth of Massachusetts.

“Deposit Securities” means, as of any date, any United States dollar-denominated security or other investment of a type described below that either (i) is a demand obligation payable to the holder thereof on any Business Day or (ii) has a maturity date, mandatory redemption date or mandatory payment date, on its face or at the option of the holder, preceding the relevant payment date in respect of which such security or other investment has been deposited or set aside as a Deposit Security:

(1)        cash or any cash equivalent;

(2)        any U.S. Government Security;

(3)        any Municipal Obligation that has a credit rating from at least one NRSRO that is the highest applicable rating generally ascribed by such NRSRO to Municipal Obligations with substantially similar terms as of the date of the Statement (or such rating’s future equivalent), including (A) any such Municipal Obligation that has been pre-refunded by the issuer thereof with the proceeds of such refunding having been irrevocably deposited in trust or escrow for the repayment thereof and (B) any such fixed or variable rate Municipal Obligation that qualifies as an eligible security under Rule 2a-7 under the 1940 Act;

5

(4)        any investment in any money market fund registered under the 1940 Act that qualifies under Rule 2a-7 under the 1940 Act, or similar investment vehicle described in Rule 12d1-1(b)(2) under the 1940 Act, that invests principally in Municipal Obligations or U.S. Government Securities or any combination thereof; or

(5)        any letter of credit from a bank or other financial institution that has a credit rating from at least one NRSRO that is the highest applicable rating generally ascribed by such NRSRO to bank deposits or short-term debt of similar banks or other financial institutions as of the date of the Statement (or such rating’s future equivalent).

“Dividend Payment Date” except as otherwise provided in the Statement, means the date that is the first Business Day of each calendar month.

“Effective Date” means the date of execution of this Agreement.

“Effective Leverage Ratio” has the meaning set forth in the VRDP Fee Agreement.

“Effective Leverage Ratio Cure Period” has the meaning set forth in the VRDP Fee Agreement.

“Electronic Means” means email transmission, facsimile transmission or other similar electronic means of communication providing evidence of transmission (but excluding online communications systems covered by a separate agreement) acceptable to the sending party and the receiving party, in any case if operative as between any two parties, or, if not operative, by telephone (promptly confirmed by any other method set forth in this definition), which, in the case of notices to the Tender and Paying Agent, shall be sent by such means as set forth in Section 7.02 of the Tender and Paying Agent Agreement or as specified in the related notice.

“Exchange Act” means the U.S. Securities Exchange Act of 1934, as amended.

“Extraordinary Corporate Event” means as to the Liquidity Provider, (i) the consolidation, amalgamation with, or merger with or into or the transfer of all or substantially all of the Liquidity Provider’s assets to another entity, or (ii) the dissolution, for any reason, of the Liquidity Provider other than in connection with the consolidation, amalgamation with, or merger with or into another entity or the transfer of all or substantially all of the Liquidity Provider’s assets; provided, however, that with respect to (i) above, an Extraordinary Corporate Event does not include any of the listed occurrences where (x) the surviving entity, or transferee of all or substantially all of the Liquidity Provider’s assets, (a) assumes all of the obligations of the Liquidity Provider under the terms of this Agreement and (b) has short-term debt ratings in one of the two highest rating categories from the Requisite NRSROs or, if applicable, such other short-term debt ratings as may be required for the VRDP Shares to satisfy the eligibility criteria under Rule 2a-7 under the 1940 Act and (y) the Liquidity Provider has provided notice in writing to the Fund confirming the information described in (x) at least 10 days prior to the scheduled date of the applicable listed occurrence in (i) above.

“Failed Remarketing Condition” means a Failed Remarketing Condition—Purchased VRDP Shares or a Failed Remarketing Condition—Unpurchased VRDP Shares.

“Failed Remarketing Condition—Purchased VRDP Shares” means the Liquidity Provider acquires and continues to be the beneficial owner for federal income tax purposes of any VRDP Shares

6

in connection with purchases made pursuant to the Purchase Obligation (whether as a result of an unsuccessful Remarketing or a Mandatory Purchase) on any Purchase Date including VRDP Shares the Liquidity Provider continues to be the beneficial owner of for federal income tax purposes after the expiration or termination of the VRDP Purchase Agreement.

“Failed Remarketing Condition—Purchased VRDP Shares Redemption” means redemption by the Fund, at a Redemption Price equal to $100,000 per share plus accumulated but unpaid dividends thereon (whether or not earned or declared) to, but excluding, the date fixed by the Board of Trustees for redemption, of VRDP Shares that the Liquidity Provider shall have acquired pursuant to the Purchase Obligation and continued to be the beneficial owner of for federal income tax purposes for a period of six months during which such VRDP Shares cannot be successfully remarketed (i.e., a Failed Remarketing Condition—Purchased VRDP Shares shall have occurred and be continuing for such period of time with respect to such VRDP Shares), determined by the Fund on a first-in, first-out basis, in accordance with and subject to the provisions of the VRDP Fee Agreement and the Statement.

“Failed Remarketing Condition—Unpurchased VRDP Shares” means that a Beneficial Owner (other than the Liquidity Provider or its affiliates) continues to hold VRDP Shares, that were subject to a valid Tender, after any Purchase Date as a result of the failure by the Liquidity Provider for any reason to purchase such VRDP Shares pursuant to the Purchase Obligation (whether as a result of an unsuccessful Remarketing or a Mandatory Purchase) (“Unpurchased VRDP Shares”), until such time as all Outstanding Unpurchased VRDP Shares are (i) successfully Remarketed, (ii) purchased by the Liquidity Provider pursuant to the Purchase Obligation, or (iii) if not successfully Remarketed or purchased by the Liquidity Provider pursuant to the Purchase Obligation, the subject of a validly tendered Notice of Revocation (or any combination of the foregoing); and any Unpurchased VRDP Shares shall be deemed tendered for Remarketing until the earliest to occur of the foregoing events (i), (ii) or (iii) with respect to such Unpurchased VRDP Shares.

“Final Notice of Purchase” means, in connection with an Optional Tender or a Mandatory Tender, a Notice of Purchase delivered by the Tender and Paying Agent to the Liquidity Provider (or directly to the Liquidity Provider by Beneficial Owners or their Agent Members, in the case of an Optional Tender, or Holders, in the case of a Mandatory Tender, if there is no Tender and Paying Agent or for any reason the Tender and Paying Agent does not perform its obligations) on the Purchase Date indicating the number of VRDP Shares to be purchased on such date pursuant to the Purchase Obligation, or, in connection with a Mandatory Purchase, the Mandatory Purchase Notice delivered by the Fund or the Tender and Paying Agent on behalf of the Fund.

“Fitch” means Fitch, Inc., a Delaware corporation, and its successors.

“Fund” has the meaning set forth in the preamble to this Agreement.

“Fund Insolvency Event” means that the Fund becomes a debtor under Title 11 of the United States Bankruptcy Code or becomes subject to insolvency or liquidation proceedings under any United States federal or state, or any other law.

“Global VRDP Shares” means the VRDP Shares issued in book-entry form, deposited with the Tender and Paying Agent on behalf of the Securities Depository and registered in the name of a nominee of the Securities Depository.

“Holder” means a Person in whose name a VRDP Share is registered in the registration books of the Fund maintained by the Tender and Paying Agent.

7

The word “including” means “including without limitation.”

“Information Memorandum” means the proxy statement of the Fund, the Acquired Fund and the other funds specified therein, dated as of [—], 2012, and the information memorandum attached thereto, as amended, revised or supplemented from time to time, including in connection with any Remarketing, if applicable.

“Investment Adviser” means Nuveen Fund Advisors, Inc., or any successor company or entity.

“Liquidation Preference” with respect to a given number of VRDP Shares, means $100,000 times that number.

“Liquidity Provider Ratings Event” means the Liquidity Provider shall fail to maintain at any time short-term debt ratings in one of the two highest ratings categories from the Requisite NRSROs or, if applicable, such other short-term debt ratings as may be required for the VRDP Shares to satisfy the eligibility criteria under Rule 2a-7 under the 1940 Act.

“Liquidity Provider Ratings Event Termination Date” means the date established by the Tender and Paying Agent, acting upon instructions of the Fund pursuant to the Tender and Paying Agent Agreement, for termination of this Agreement upon the occurrence of a Liquidity Provider Ratings Event, which date shall be not less than 16 days nor more than 30 days following such Liquidity Provider Ratings Event.

“Mandatory Purchase” means the mandatory purchase of Outstanding VRDP Shares by the Liquidity Provider pursuant to this Agreement in connection with a Mandatory Purchase Event.

“Mandatory Purchase Date” means the Purchase Date for a Mandatory Purchase in accordance with the Statement and this Agreement.

“Mandatory Purchase Event” means (i) in connection with the termination of this Agreement due to its expiration as of a Scheduled Termination Date, by the fifteenth day prior to any such Scheduled Termination Date, (a) the Liquidity Provider shall not have agreed to an extension or further extension of the Scheduled Termination Date to a date not earlier than 180 days from the Scheduled Termination Date of this Agreement then in effect, and (b) the Fund shall not have obtained and delivered to the Tender and Paying Agent an Alternate VRDP Purchase Agreement with a termination date not earlier than 180 days from the Scheduled Termination Date of this Agreement, or (ii) in connection with the termination of this Agreement due to a Liquidity Provider Ratings Event or Related Party Termination Event, by the fifteenth day prior to the Liquidity Provider Ratings Event Termination Date or Related Party Termination Date, as the case may be, the Fund shall not have obtained and delivered to the Tender and Paying Agent an Alternate VRDP Purchase Agreement with a termination date not earlier than 180 days from the Liquidity Provider Ratings Event Termination Date or Related Party Termination Date, as the case may be, of this Agreement. The Mandatory Purchase Event shall be deemed to occur on such fifteenth day prior to any Scheduled Termination Date, Liquidity Provider Ratings Event Termination Date or Related Party Termination Date, as the case may be.

“Mandatory Purchase Notice” means, in connection with the Mandatory Purchase of VRDP Shares, a notice substantially in the form attached to this Agreement as Exhibit B, delivered by the Fund or the Tender and Paying Agent on behalf of the Fund to the Holders and the Liquidity Provider specifying a Mandatory Purchase Date.

8

“Mandatory Tender,” with respect to a Mandatory Tender Event, means the mandatory tender of all VRDP Shares by Holders for Remarketing or, in the event (i) no Remarketing occurs on or before the Purchase Date or (ii) pursuant to an attempted Remarketing, VRDP Shares remain unsold and the Remarketing Agent does not purchase for its own account the unsold VRDP Shares tendered to the Tender and Paying Agent for Remarketing (provided, that the Remarketing Agent may seek to sell such VRDP Shares in a subsequent Remarketing prior to the Purchase Date), for purchase by the Liquidity Provider at the Purchase Price pursuant to Section 1 of Part II of the Statement and this Agreement.

“Mandatory Tender Event” means (a) each failure by the Fund to make a scheduled payment of dividends on any VRDP Shares on a Dividend Payment Date; (b) the occurrence of a Liquidity Provider Ratings Event (which shall constitute a single Mandatory Tender Event upon the occurrence of such Liquidity Provider Ratings Event, whether or not continuing and whether or not such Liquidity Provider Ratings Event also results in a Mandatory Purchase Event; provided that, a subsequent Liquidity Provider Ratings Event, following restoration of the short-term debt ratings to the requisite level, shall constitute a new Mandatory Tender Event); (c) in the event of a failure by the Fund to pay the Liquidity Provider the applicable fee due in advance under the terms of the VRDP Fee Agreement by seven Business Days prior to the beginning of the month to which such payment relates if the Liquidity Provider (in its sole discretion) thereafter provides written notice to the Fund that such failure to pay such fee constitutes a Mandatory Tender Event; (d) the eighth day prior to the scheduled date of the occurrence of an Extraordinary Corporate Event; (e) the Fund shall have obtained and delivered to the Tender and Paying Agent an Alternate VRDP Purchase Agreement by the fifteenth day prior to the Scheduled Termination Date, Liquidity Provider Ratings Event Termination Date or Related Party Termination Date, as the case may be, of this Agreement being replaced; (f) the occurrence of an Optional Early Replacement Event, (g) the Fund shall have provided a Notice of Proposed Special Rate Period in accordance with the Statement; or (h) in the event of a breach by the Fund of its Effective Leverage Ratio covenant with the Liquidity Provider in the VRDP Fee Agreement and the failure to cure such breach within 60 days from the date of such breach (which 60-day period would include the Effective Leverage Ratio Cure Period), if the Liquidity Provider (in its sole discretion) thereafter provides written notice to the Fund that the failure to timely cure such breach constitutes a Mandatory Tender Event (subject to the Fund curing such breach prior to the delivery date of such notice from the Liquidity Provider).

“Mandatory Tender Notice” means, in connection with the Mandatory Tender of VRDP Shares, a notice, delivered by the Fund or the Tender and Paying Agent on behalf of the Fund to the Holders and the Liquidity Provider specifying a Mandatory Tender Event and Purchase Date, substantially in the form attached to the Remarketing Agreement as Annex II.

“Moody’s” means Moody’s Investors Service, Inc., a Delaware corporation, and its successors.

“Municipal Obligations” means municipal securities as described in the Information Memorandum.

“1940 Act” means the Investment Company Act of 1940, as amended.

“Notice of Purchase” means, as the context requires, a Preliminary Notice of Purchase or a Final Notice of Purchase, in each case, substantially in the form of Exhibit A hereto.

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“Notice of Redemption” means any notice with respect to the redemption of VRDP Shares pursuant to the Statement.

“Notice of Revocation” means, in connection with the revocation by a Beneficial Owner or its Agent Member of its Notice of Tender, a notice, substantially in the form attached to this Agreement as Exhibit D and the Tender and Paying Agent Agreement as Exhibit C, delivered by a Beneficial Owner or its Agent Member to the Tender and Paying Agent indicating an intention to revoke the tender of some or all of the VRDP Shares for sale on a Purchase Date pursuant to the Statement.

“Notice of Tender” means, in connection with an Optional Tender, a notice, substantially in the form attached to this Agreement as Exhibit C and the Tender and Paying Agent Agreement as Exhibit A, delivered by a Beneficial Owner or its Agent Member to the Tender and Paying Agent indicating an intention to tender VRDP Shares for sale on a Purchase Date pursuant to the Statement.

“NRSRO” means a “nationally recognized statistical rating organization” within the meaning of Section 3(a)(62) of the Exchange Act, that is not an “affiliated person” (as defined in Section 2(a)(3) of the 1940 Act) of the Fund or the Liquidity Provider, including, at the date hereof, Moody’s, S&P and Fitch.

“Optional Early Replacement Event” means the Fund shall have obtained and delivered to the Tender and Paying Agent an Alternate VRDP Purchase Agreement and provided notice thereof (which notice also designates an Optional Early Termination Date) to Holders and the Liquidity Provider in accordance with the Tender and Paying Agent Agreement given at any time prior to the 30th calendar day preceding the then-prevailing Scheduled Termination Date. The date of the occurrence of the Optional Early Replacement Event shall be the date of such notice.

“Optional Early Termination Date” means the date established by the Tender and Paying Agent, acting upon instructions of the Fund pursuant to the Tender and Paying Agent Agreement, for termination of this Agreement upon the occurrence of an Optional Early Replacement Event, which date shall be not less than 16 days nor more than 30 days following such Optional Early Replacement Event.

“Optional Tender” means any tender of VRDP Shares by a Beneficial Owner or its Agent Member to the Tender and Paying Agent, other than a Mandatory Tender, for Remarketing or, in the event (i) no Remarketing occurs on or before the Purchase Date, or (ii) pursuant to an attempted Remarketing, VRDP Shares remain unsold and the Remarketing Agent does not purchase for its own account the unsold VRDP Shares tendered to the Tender and Paying Agent for Remarketing (provided that the Remarketing Agent may seek to sell such VRDP Shares in a subsequent Remarketing prior to the Purchase Date), for purchase by the Liquidity Provider pursuant to Section 1 of Part II of the Statement and this Agreement.

“Outstanding” means, as of any date with respect to VRDP Shares, the number of VRDP Shares theretofore issued by the Fund except, without duplication, (i) any VRDP Shares theretofore cancelled or delivered to the Tender and Paying Agent for cancellation or redemption by the Fund, (ii) any VRDP Shares with respect to which the Fund has given a Notice of Redemption and irrevocably deposited with the Tender and Paying Agent sufficient Deposit Securities to redeem such VRDP Shares, pursuant to Section 10 of Part I of the Statement, (iii) any VRDP Shares as to which the Fund shall be a Beneficial Owner, and (iv) any VRDP Shares represented by any certificate in lieu of

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which a new certificate has been executed and delivered by the Fund; provided, however, with respect to clause (ii), any such VRDP Share will be deemed to be Outstanding for purposes of this Agreement until redeemed by the Fund.

“Person” means and includes an individual, a partnership, a corporation, a trust, an unincorporated association, a joint venture or other entity or a government or any agency or political subdivision thereof.

“Preliminary Notice of Purchase” means a Notice of Purchase delivered by the Tender and Paying Agent to the Liquidity Provider (or directly to the Liquidity Provider by Beneficial Owners or their Agent Members if there is no Tender and Paying Agent or for any reason the Tender and Paying Agent does not perform its obligations) on the Business Day immediately preceding a Purchase Date indicating the number of VRDP Shares to be purchased on the Purchase Date pursuant to the Purchase Obligation.

“Purchase Date,” with respect to any purchase of VRDP Shares, means (i) in connection with an Optional Tender, the date specified in a Notice of Tender, which date shall be no earlier than the seventh day (or, if such day is not a Business Day, the next succeeding Business Day) following delivery to the Tender and Paying Agent of the Notice of Tender, (ii) in connection with a Mandatory Tender, the date specified in the Mandatory Tender Notice (or, if such day is not a Business Day, the next succeeding Business Day), subject to the immediately succeeding sentence below, or (iii) in connection with a Mandatory Purchase, the Mandatory Purchase Date specified in the Mandatory Purchase Notice (or, if such day is not a Business Day, the next succeeding Business Day). The Purchase Date in respect of a Mandatory Tender Event will be not later than seven days following the date a Mandatory Tender Notice is sent to Holders by Electronic Means; provided, that: (A) the Purchase Date in connection with the failure of the Fund to pay the applicable fee to the Liquidity Provider may not be later than the last Business Day of the month such payment was due; (B) the Purchase Date in connection with the occurrence of an Extraordinary Corporate Event may not be later than the Business Day immediately preceding the occurrence of the Extraordinary Corporate Event (and, if no earlier Purchase Date is specified in a Mandatory Tender Notice with respect to such Extraordinary Corporate Event, the Business Day immediately preceding the occurrence of the Extraordinary Corporate Event will be deemed to be the Purchase Date irrespective of the failure to have given or sent a Mandatory Tender Notice); (C) the Purchase Date in connection with the Fund obtaining an Alternate VRDP Purchase Agreement may not be later than the Business Day immediately preceding the termination of this Agreement; and (D) the Purchase Date in connection with a Notice of Proposed Special Rate Period may not be later than the first day of such proposed Special Rate Period.

“Purchase Obligation” means the unconditional and irrevocable obligation of the Liquidity Provider during the term and pursuant to the terms of this Agreement to purchase Outstanding VRDP Shares on any Purchase Date at the Purchase Price from Beneficial Owners, in the case of any Optional Tender, and Holders, in the case of any Mandatory Tender or any Mandatory Purchase, in each case following delivery of a Final Notice of Purchase with respect to such VRDP Shares.

“Purchase Price” means an amount equal to the Liquidation Preference of any VRDP Shares to be purchased on a Purchase Date, plus any accumulated but unpaid dividends thereon (whether or not earned or declared), if any, to but excluding, the relevant Purchase Date.

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“Purchased VRDP Shares” means all VRDP Shares purchased by the Liquidity Provider pursuant to Article II of this Agreement, so long as the Liquidity Provider continues to be the beneficial owner for federal income tax purposes of such VRDP Shares.

“Related Documents” means the Declaration, the Statement, the VRDP Shares, the By-laws, the Remarketing Agreement, the VRDP Fee Agreement and the Tender and Paying Agent Agreement.

“Related Party” means a related party for purposes of Section 267(b) or Section 707(b) of the Code, as such provisions may be amended from time to time.

“Related Party Termination Date” means the effective date of the termination of the VRDP Purchase Agreement in accordance with its terms following the occurrence of a Related Party Termination Event.

“Related Party Termination Event” means the Liquidity Provider becoming a Related Party of the Fund other than through the acquisition of VRDP Shares pursuant to the terms of this Agreement.

“Remarketing” means the remarketing of VRDP Shares by the Remarketing Agent on behalf of the Beneficial Owners thereof pursuant to an Optional Tender or on behalf of the Holders thereof pursuant to a Mandatory Tender, as provided in the Remarketing Agreement and the Statement.

“Remarketing Agent” means, with respect to the VRDP Shares, the Person or Persons designated as Remarketing Agent for the VRDP Shares with the prior written consent of the Liquidity Provider (which consent shall not be unreasonably withheld), initially as set forth in Schedule I hereto, and its or their permitted successors and assigns. The Liquidity Provider’s execution of this Agreement shall constitute its consent to the designation of the Remarketing Agent set forth in Schedule I.

“Remarketing Agreement” means the Remarketing Agreement with respect to the VRDP Shares, dated [—], 2013, among the Fund, the Investment Adviser and the Remarketing Agent, as amended, modified or supplemented from time to time, or any similar agreement with a successor Remarketing Agent.

“Remarketing Notice” means the notice to be provided by the Remarketing Agent to the Tender and Paying Agent and the Liquidity Provider by 2:00 p.m., New York City time, on the Business Day preceding the Purchase Date regarding the number of VRDP Shares that it has successfully and unsuccessfully remarketed for purchase on the Purchase Date.

“Requisite NRSROs” means (i) any two NRSROs that have issued a rating with respect to a security or class of debt obligations of an issuer; or (ii) if only one NRSRO has issued a rating with respect to such security or class of debt obligations of an issuer at the time a purchaser Acquires (as such term is defined in Rule 2a-7 under the 1940 Act) the security, that NRSRO.

“S&P” means Standard & Poor’s Ratings Services, a division of The McGraw-Hill Companies, Inc., a New York corporation, and its successors.

“Scheduled Termination Date” means [—], or any succeeding date to which the term of this Agreement is extended pursuant to Section 2.03.

“SEC” means the Securities and Exchange Commission.

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“Securities Depository” means The Depository Trust Company, New York, New York, and any substitute for or successor to such securities depository that shall maintain a book-entry system with respect to the VRDP Shares.

“Special Rate Period” with respect to the VRDP Shares, has the meaning specified in paragraph (a) of Section 4 of Part I of the Statement.

“Statement” means the Statement Establishing and Fixing the Rights and Preferences of the VRDP Shares.

“Tender” means either an Optional Tender or a Mandatory Tender.

“Tender and Paying Agent” means The Bank of New York Mellon, or with the prior written consent of the Liquidity Provider (which consent shall not be unreasonably withheld), any successor Person, which has entered into an agreement with the Fund to act in such capacity as the Fund’s tender agent, transfer agent, registrar, dividend disbursing agent, paying agent and redemption price disbursing agent and calculation agent in connection with the payment of regularly scheduled dividends with respect to VRDP Shares.

“Tender and Paying Agent Agreement” means the agreement, dated [•], 2013, between the Fund and the Tender and Paying Agent, as amended, modified or supplemented from time to time, or any similar agreement with a successor Tender and Paying Agent.

“Termination Event” means a termination of this Agreement (a) on a Scheduled Termination Date, as such date may be extended pursuant to the terms hereof, (b) following written notice provided by the Tender and Paying Agent pursuant to Section 7.06(b) hereof following the occurrence of a Liquidity Provider Ratings Event at any time during the term hereof, (c) on an Optional Early Termination Date or (d) on a Related Party Termination Date.

“U.S. Government Securities” means direct obligations of the United States or of its agencies or instrumentalities that are entitled to the full faith and credit of the United States and that, other than United States Treasury Bills, provide for the periodic payment of interest and the full payment of principal at maturity or call for redemption.

“VRDP Fee Agreement” means the Variable Rate Demand Preferred Shares (VRDP) Fee Agreement with respect to the VRDP Shares, dated [—], 2013, between the Fund and the Liquidity Provider, as amended, modified or supplemented from time to time, or any similar agreement with a successor Liquidity Provider.

“VRDP Shares” has the meaning set forth in the preamble to this Agreement.

“written” or “in writing” means any form of written communication, including communication by means of telex, telecopier or electronic mail.

SECTION 1.02. Incorporation of Certain Definitions by Reference.

Each capitalized term used herein and not otherwise defined herein shall have the meaning provided therefor (including by incorporation by reference) in the Statement.

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ARTICLE II

PURCHASE OBLIGATION

SECTION 2.01. Commitment to Purchase VRDP Shares.

(a)        The Liquidity Provider agrees, commencing on the Effective Date of this Agreement, to purchase at the Purchase Price any Outstanding VRDP Shares that are properly tendered in accordance with the Statement and this Agreement, including, without limitation to any other provision of this Agreement, on the Purchase Date for a Mandatory Tender in connection with the Fund obtaining an Alternate VRDP Purchase Agreement and the Purchase Date for a Mandatory Purchase Event. The Liquidity Provider agrees that in no event shall amounts paid by it in respect of the Purchase Price be paid from funds or property of the Fund, including, without limitation, any funds derived from funds that the Fund may have on deposit with the Liquidity Provider. The obligation of the Liquidity Provider to purchase VRDP Shares pursuant to this Agreement shall run to the benefit of those beneficiaries identified in Section 7.10 and shall be unconditional and irrevocable in accordance with the provisions hereof, without regard to, without limitation, any failure of the representations, warranties, agreements or performance of the Tender and Paying Agent set forth herein or of the Fund set forth in the VRDP Fee Agreement or the termination of the obligations of the Remarketing Agent under Section 10 of the Remarketing Agreement.

(b)        The obligation of the Liquidity Provider hereunder to purchase VRDP Shares of any Holder or Beneficial Owner on any Purchase Date shall be unconditional upon delivery to the Liquidity Provider of a written Final Notice of Purchase from the Tender and Paying Agent by Electronic Means or, if there is no Tender and Paying Agent or for any reason the Tender and Paying Agent does not perform its obligations hereunder, any Holder or Beneficial Owner, with respect to an election by one or more Beneficial Owners to submit such VRDP Shares for purchase by the Liquidity Provider; provided that, in the case of a Mandatory Purchase, the Final Notice of Purchase shall automatically be deemed given upon the Mandatory Purchase Notice being delivered to the Liquidity Provider in accordance herewith.

(c)        In the case of an Optional Tender or a Mandatory Tender, the Liquidity Provider shall be obligated to purchase only those VRDP Shares subject to a Final Notice of Purchase. In the case of a Mandatory Purchase, the Liquidity Provider shall be obligated to purchase all Outstanding VRDP Shares.

SECTION 2.02. Method of Purchasing.

(a)        Pursuant to an Optional Tender, Beneficial Owners may elect to tender their VRDP Shares (in denominations of $100,000 and integral multiples thereof) for purchase at the Purchase Price on the Purchase Date designated in the Notice of Tender (or if such day is not a Business Day, on the next succeeding Business Day). Each Notice of Tender will be irrevocable (except as described below) and effective upon receipt and shall:

(i)        be delivered by a Beneficial Owner, directly or through its Agent Member, by email transmission (or if email transmission shall be unavailable, by facsimile transmission), to the Tender and Paying Agent not later than 2:00 p.m., New York City time, on any Business Day;

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(ii)        state the series and the aggregate number of VRDP Shares to be purchased, the CUSIP number of the VRDP Shares to be purchased and the Purchase Date and be in substantially the form of and contain such other information specified in Exhibit C to this Agreement; and

(iii)        state that the tendering Beneficial Owner acknowledges that such Beneficial Owner is required to deliver the VRDP Shares that are the subject of a Notice of Tender (that has not been duly revoked as described below) on or before 2:00 p.m., New York City time, on the Purchase Date.

(b)        Upon receipt of a Notice of Tender, the Tender and Paying Agent will provide a copy to the Liquidity Provider and the Remarketing Agent as promptly as practicable by Electronic Means, but no later than 4:00 p.m., New York City time, on the date of receipt or deemed receipt. Any Notice of Tender that is delivered to the Tender and Paying Agent by a Beneficial Owner or its Agent Member after 2:00 p.m., New York City time, will be deemed to have been received by the Tender and Paying Agent on the next succeeding Business Day, and the Purchase Date will be adjusted such that the Purchase Date will be the Business Day next succeeding the date specified as the Purchase Date in the Notice of Tender. The Tender and Paying Agent’s determination as to whether a Notice of Tender has been properly tendered will be conclusive and binding on a Beneficial Owner and its Agent Member.

(c)        VRDP Shares are subject to Mandatory Tender upon the occurrence of a Mandatory Tender Event.

(i)        Promptly following the occurrence of a Mandatory Tender Event, and in any event within three (3) Business Days thereafter, the Fund, or the Tender and Paying Agent at the direction of the Fund (provided, that the Tender and Paying Agent may require up to two (2) Business Days prior notification by Electronic Means by the Fund), shall provide a Mandatory Tender Notice by Electronic Means to Holders, the Remarketing Agent and the Liquidity Provider, specifying a Purchase Date for all Outstanding VRDP Shares. Any notice given in respect of a Mandatory Tender under the Statement shall be conclusively presumed to have been duly given, whether or not the Holders receive such notice.

(ii)        To the extent permitted under applicable confidentiality restrictions, the Liquidity Provider shall provide (a) written notice of an Extraordinary Corporate Event and (b) the written notice referred to in clause (y) in the definition of an Extraordinary Corporate Event, to the Fund at least 10 days prior to the scheduled date of the occurrence of an Extraordinary Corporate Event or 10 days prior to the applicable listed occurrence in clause (i) of such definition, respectively.

(iii)        Upon the occurrence of a Mandatory Tender Event, all Outstanding VRDP Shares automatically will be subject to Mandatory Tender and delivered to the Tender and Paying Agent for purchase on the designated Purchase Date by purchasers in the Remarketing in the event of a successful Remarketing or otherwise by the Liquidity Provider, including any VRDP Shares previously tendered pursuant to an Optional Tender for which the Purchase Date has not yet occurred. In the event that VRDP Shares are issued in certificated form and a Holder of VRDP Shares fails to deliver such VRDP Shares to which a Mandatory Tender relates on or prior to the Purchase Date, the Holder of such VRDP Shares will not be entitled to any payment (including any accumulated but unpaid dividends thereon, whether or not earned or declared) other than the Purchase Price of such

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undelivered VRDP Shares as of the scheduled Purchase Date. Any such undelivered VRDP Shares will be deemed to be delivered to the Tender and Paying Agent, and the Tender and Paying Agent will place stop-transfer orders against the undelivered VRDP Shares. Any moneys held by the Tender and Paying Agent for the purchase of undelivered VRDP Shares shall be held in a separate account by the Tender and Paying Agent, will not be invested, and shall be held for the exclusive benefit of the Holder of such undelivered VRDP Shares. The undelivered VRDP Shares shall be deemed to be no longer Outstanding (except as to entitlement to payment of the Purchase Price), and the Fund will issue to the purchaser replacement VRDP Share certificates in lieu of such undelivered VRDP Shares.

(d)        A Beneficial Owner or its Agent Member that delivered a Notice of Tender in connection with an Optional Tender may deliver in writing by email transmission (or if email transmission shall be unavailable, by facsimile transmission) to the Tender and Paying Agent, not later than 10:00 a.m., New York City time, on or prior to the Business Day immediately preceding the Purchase Date, a Notice of Revocation with respect to some or all of the VRDP Shares that were specified in such Notice of Tender to be purchased. Any Notice of Revocation delivered to the Tender and Paying Agent shall be promptly delivered by Electronic Means by the Tender and Paying Agent to the Liquidity Provider and the Remarketing Agent by 12:00 noon, New York City time, on the Business Day immediately preceding the relevant Purchase Date. The Remarketing Agent (following receipt of such Notice of Revocation) shall notify the Tender and Paying Agent and the Liquidity Provider of the number of VRDP Shares specified in such Notice of Revocation that are subject to an agreement of sale pursuant to a Remarketing by email transmission or facsimile transmission not later than 2:00 p.m., New York City time, on the Business Day immediately preceding the Purchase Date. The Tender and Paying Agent will deliver such notification to the Beneficial Owner or its Agent Member promptly following receipt from the Remarketing Agent, and in any event by 4:00 p.m., New York City time, on the Business Day immediately preceding the Purchase Date. Any such Notice of Revocation will be effective (without further action on the part of the Beneficial Owner or its Agent Member) as a revocation of the Optional Tender of the number of VRDP Shares specified therein as being sought to be revoked, but (except as set forth below) only if and to the extent that the Remarketing Agent has not entered into an agreement to sell such VRDP Shares. A Notice of Revocation will be effective as to the number of VRDP Shares specified therein as having been revoked less the number of such VRDP Shares in respect of which the Remarketing Agent has so notified the Tender and Paying Agent and the Liquidity Provider that it has entered into an agreement of sale. Notwithstanding the foregoing, tendered VRDP Shares, if any, that remain unsold on the related Purchase Date will be allocated by the Remarketing Agent to each Notice of Revocation received in respect of VRDP Shares tendered for purchase on such Purchase Date and not already satisfied in the chronological order in which each such Notice of Revocation was received by the Tender and Paying Agent, and each such Notice of Revocation will be effective only to the extent of such allocation and availability of unsold VRDP Shares.

(e)        Pursuant to the Statement, the Fund has agreed in the VRDP Fee Agreement to use its best efforts at all times to engage a Remarketing Agent that is a nationally recognized securities dealer with expertise in remarketing variable-rate securities whose appointment has been consented to in writing by the Liquidity Provider (which consent shall not be unreasonably withheld) to use its best efforts to find purchasers for all VRDP Shares properly tendered pursuant to a Tender. All such VRDP Shares shall be remarketed at the Purchase Price of such VRDP Shares.

(f)        In connection with any attempted Remarketing, all tendered VRDP Shares will be remarketed at the Purchase Price of such VRDP Shares. The calculation of the Purchase Price of the

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VRDP Shares that are remarketed or purchased by the Liquidity Provider will be made by the Remarketing Agent in advance of such Remarketing or purchase and, together with the details of the aggregate number and Purchase Price of tendered VRDP Shares and the aggregate number and Purchase Price of VRDP Shares to be purchased by the Liquidity Provider pursuant to the Purchase Obligation, will be communicated by the Remarketing Agent to the Fund, the Liquidity Provider and the Tender and Paying Agent by email transmission or facsimile transmission by 2:00 p.m., New York City time, on the Business Day immediately preceding the Purchase Date, as described below. The proceeds of any sale of any remarketed VRDP Shares by the Remarketing Agent relating to tendered VRDP Shares will be used for the purchase of the remarketed VRDP Shares at the Purchase Price, and the terms of the sale will provide for the wire transfer of such Purchase Price by the Remarketing Agent to be received by the Tender and Paying Agent no later than 11:00 a.m., New York City time, on the related Purchase Date for payment to the Agent Member of the Beneficial Owner, in the case of an Optional Tender, or Holder, in the case of a Mandatory Tender, tendering VRDP Shares for sale through the Securities Depository in immediately available funds against delivery of the tendered VRDP Shares to the Tender and Paying Agent through the Securities Depository, the delivery of such VRDP Shares to the Tender and Paying Agent through the Securities Depository no later than 2:00 p.m., New York City time, on the Purchase Date, and the re-delivery of such VRDP Shares by means of “FREE” delivery through the Securities Depository to the Remarketing Agent for delivery to the purchaser’s Agent Member through the Securities Depository by 3:00 p.m., New York City time, on the relevant Purchase Date.

(g)        By 2:00 p.m., New York City time, on the Business Day immediately preceding each Purchase Date, the Remarketing Agent shall deliver a notice to the Tender and Paying Agent and the Liquidity Provider (a “Remarketing Notice”), by email transmission or facsimile transmission, that sets forth the number of VRDP Shares, if any, that it successfully remarketed for purchase on such Purchase Date and the aggregate Purchase Price of such sold VRDP Shares and the number of VRDP Shares, if any, not successfully remarketed for purchase on such Purchase Date and the aggregate Purchase Price of such unsold VRDP Shares to be paid by the Liquidity Provider. If the Remarketing Notice states that the Remarketing Agent has not successfully remarketed all of the VRDP Shares to be purchased on such Purchase Date, the Tender and Paying Agent shall promptly, and in any event not later than 4:00 p.m., New York City time, on such Business Day, deliver by Electronic Means to the Liquidity Provider (with a copy to the Fund) a Preliminary Notice of Purchase that, subject to delivery of the Final Notice of Purchase on the Purchase Date described below, provides for the purchase by the Liquidity Provider of the number of such VRDP Shares that the Remarketing Agent stated in the Remarketing Notice as not having been successfully remarketed, including the aggregate Purchase Price of such VRDP Shares, as calculated by the Remarketing Agent. If the Remarketing Notice states that the Remarketing Agent has not successfully remarketed all of the VRDP Shares to be purchased on such Purchase Date (or if remarketing proceeds for any tendered VRDP Shares have not been received for any reason by the Tender and Paying Agent by 11:00 a.m., New York City time, on the Purchase Date), the Tender and Paying Agent shall deliver by Electronic Means to the Liquidity Provider (with a copy to the Fund) by 12:00 noon, New York City time, on such Purchase Date a Final Notice of Purchase that states the number of VRDP Shares required to be purchased by the Liquidity Provider. For purposes of the Final Notice of Purchase, any tendered VRDP Shares for which remarketing proceeds have not been received for any reason by the Tender and Paying Agent by 11:00 a.m., New York City time, on the Purchase Date, shall be treated as not having been successfully remarketed and shall be required to be purchased by the Liquidity Provider. The payment obligation of the Liquidity Provider shall equal the Purchase Price of the VRDP Shares, stated in the Final Notice of Purchase delivered to the Liquidity Provider, as being required to be purchased by the Liquidity Provider.

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(h)        The Liquidity Provider shall, no later than 2:00 p.m., New York City time, on a Purchase Date for any VRDP Shares, wire transfer the aggregate Purchase Price of all VRDP Shares in respect of which Final Notices of Purchase have been delivered to it for purchase of VRDP Shares on such date, as follows: (i) in the case of a Final Notice of Purchase delivered by the Tender and Paying Agent, by wire transfer, in immediately available funds, to the account of the Tender and Paying Agent specified by the Tender and Paying Agent in any such Final Notice of Purchase; and (ii) in the case of a Final Notice of Purchase delivered by a Beneficial Owner or its Agent Member, in the case of an Optional Tender, or by a Holder, in the case of a Mandatory Tender, in the event there is no Tender and Paying Agent or for any reason the Tender and Paying Agent does not perform its obligations under this Agreement and the Liquidity Provider has received a Remarketing Notice that such VRDP Shares have not been the subject of an agreement of sale in a Remarketing and has received written notice from the Fund that there is no Tender and Paying Agent or that the Tender and Paying Agent does not intend to perform its obligations hereunder, by payment against delivery of the VRDP Shares that are the subject of any such Final Notice of Purchase, through means of the Securities Depository in the case of Global VRDP Shares. The Fund is required pursuant to the Statement, in the event there is no Tender and Paying Agent or for any reason the Tender and Paying Agent does not, or in the reasonable judgment by the Fund will not, perform its obligations under the VRDP Purchase Agreement, to (i) upon becoming aware thereof, promptly notify the Liquidity Provider, the Remarketing Agent and Holders by Electronic Means of such event, and (ii) so long as such event is continuing, use its best efforts to direct and request the Remarketing Agent to forward, concurrently with the delivery thereof to the Liquidity Provider or as promptly as practicable thereafter, any Remarketing Notice to each Beneficial Owner or Holder tendering VRDP Shares that are the subject of such notice.

(i)        Upon receipt by the Tender and Paying Agent from the Beneficial Owner or its Agent Member, in the case of an Optional Tender, or from the Holder, in the case of a Mandatory Tender, of tendered VRDP Shares and the payment by the Tender and Paying Agent to such Beneficial Owner or its Agent Member, or such Holder as the case may be, of the Purchase Price therefor on the applicable Purchase Date, the Tender and Paying Agent shall deliver to the Liquidity Provider, by means of “FREE” delivery through the system of the Securities Depository, VRDP Shares in satisfaction of the Liquidity Provider’s Purchase Obligation on such Purchase Date. Any funds paid by the Liquidity Provider and held in the account of the Tender and Paying Agent for the payment of the Purchase Price shall be held in trust for the benefit of the Liquidity Provider until the VRDP Shares are delivered by the tendering Beneficial Owners or their Agent Members, in the case of an Optional Tender, and by the tendering Holder, in the case of a Mandatory Tender, against payment therefor or returned to the Liquidity Provider. Any funds paid by the Remarketing Agent and held in an account of the Tender and Paying Agent for the payment of the Purchase Price in connection with a Remarketing shall be held in trust for the benefit of the Remarketing Agent on account of purchasers purchasing in a Remarketing until the VRDP Shares are delivered by the tendering Beneficial Owners or their Agent Members, in the case of an Optional Tender, or by the tendering Holders, in the case of a Mandatory Tender, against payment therefor, or returned to the Remarketing Agent on account of purchasers purchasing in a Remarketing. Upon receipt of VRDP Shares from the tendering Beneficial Owners or their Agent Members, in the case of an Optional Tender, or from the tendering Holders, in the case of a Mandatory Tender, by the Tender and Paying Agent, the Tender and Paying Agent shall pay, subject to receipt of the Purchase Price by the Tender and Paying Agent in the form of remarketing proceeds from the Remarketing Agent, with respect to VRDP Shares remarketed by the Remarketing Agent, or in the form of payment pursuant to the VRDP Purchase Agreement from the Liquidity Provider, with respect to VRDP Shares subject to purchase pursuant to the Purchase Obligation, the Purchase Price

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for such VRDP Shares to such tendering Beneficial Owner, Agent Member or Holder, as the case may be. In accordance with and subject to the foregoing, the Tender and Paying Agent shall effect any such payment on the applicable Purchase Date.

(j)        Except as otherwise expressly provided for herein, the purchase and delivery of tendered Global VRDP Shares and their Remarketing will be accomplished in accordance with the applicable procedures of the Securities Depository.

(k)        In the event of a Failed Remarketing Condition, of which the Tender and Paying Agent, pursuant to the Tender and Paying Agent Agreement, has received notice by Electronic Means, the Tender and Paying Agent will promptly provide notice of such Failed Remarketing Condition, by Electronic Means, to the Fund and Holders.

(l)        At any time that no Purchase Obligation is in effect (or with respect to a remarketing of VRDP Shares held by the Liquidity Provider as to which any then-effective Purchase Obligation by a successor liquidity provider is inapplicable), any VRDP Shares unsold in a Remarketing shall be returned to the tendering Beneficial Owners or their Agent Members, or the tendering Holders, as the case may be, by the Tender and Paying Agent.

(m)        VRDP Shares are subject to Mandatory Purchase by the Liquidity Provider upon the occurrence of a Mandatory Purchase Event. Promptly following the occurrence of a Mandatory Purchase Event, and in any event within three (3) Business Days thereafter, the Fund, or the Tender and Paying Agent at the direction of the Fund (provided, that the Tender and Paying Agent may require up to two (2) Business Days prior notification by Electronic Means by the Fund), shall provide a Mandatory Purchase Notice by Electronic Means to Holders and the Liquidity Provider, specifying a Mandatory Purchase Date for all Outstanding VRDP Shares. The Mandatory Purchase Date shall not be later than seven days following the date a Mandatory Purchase Notice is sent to Holders by Electronic Means, and in any event shall be not later than the Business Day immediately preceding the termination of this Agreement. Any notice given in respect of a Mandatory Purchase under the Statement shall be conclusively presumed to have been duly given, whether or not the Holders receive such notice. Upon the occurrence of a Mandatory Purchase Event, all Outstanding VRDP Shares automatically shall be subject to Mandatory Purchase by the Liquidity Provider at the Purchase Price on the Mandatory Purchase Date, including any VRDP Shares tendered pursuant to an Optional Tender or Mandatory Tender for which the Purchase Date has not yet occurred. In the event that VRDP Shares are issued in certificated form and a Holder fails to deliver such VRDP Shares to which a Mandatory Purchase relates, on or prior to the Mandatory Purchase Date, the Holder of such VRDP Shares will not be entitled to any payment (including any accumulated but unpaid dividends thereon, whether or not earned or declared) other than the Purchase Price of such undelivered VRDP Shares as of the scheduled Purchase Date. Any such undelivered VRDP Shares will be deemed to be delivered to the Tender and Paying Agent, and the Tender and Paying Agent will place stop-transfer orders against the undelivered VRDP Shares. Any moneys held by the Tender and Paying Agent for the purchase of undelivered VRDP Shares shall be held in a separate account, shall not be invested, and shall be held for the exclusive benefit of the Holder of such undelivered VRDP Shares. The undelivered VRDP Shares shall be deemed to be no longer Outstanding (except as to entitlement to payment of the Purchase Price), and the Fund will issue to the purchaser replacement VRDP Share certificates in lieu of such undelivered VRDP Shares.

(n)        The Liquidity Provider shall not have any responsibility for, or incur any liability in respect of, any losses, claims, damages, liabilities or expenses (including reasonable fees

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and expenses of counsel) (“Losses”) relating to any act by the Tender and Paying Agent, or any failure to act or to perform any of its obligations, other than Losses arising out of the bad faith, gross negligence or willful misconduct of the Liquidity Provider.

(o)        VRDP Shares purchased by the Liquidity Provider pursuant to this Section 2.02 shall be delivered to the Liquidity Provider or its nominee as specified by the Liquidity Provider.

(p)        If there is no Tender and Paying Agent or for any reason the Tender and Paying Agent does not perform any of its foregoing obligations hereunder on behalf of any Beneficial Owner or Holder, such Beneficial Owner or its Agent Member or Holder may perform any such obligations in place of the Tender and Paying Agent (if any) with respect to the VRDP Shares of such Beneficial Owner or Holder and payments shall be made to the account(s) specified by such Beneficial Owners or Holders.

(q)        In connection with any Special Rate Period designated pursuant to Section 4 of the Statement, the Fund, without the vote or consent of any Holder of VRDP Shares but with the prior written consent of the Liquidity Provider, in the Notice of Proposed Special Rate Period relating to the VRDP Shares, as delivered to the Remarketing Agent and the Liquidity Provider, may provide for provisions relating solely to such Special Rate Period that differ from those provided in the Statement, including with respect to the Purchase Obligation, optional tender provisions, mandatory tender provisions, mandatory purchase provisions, the dividend rate setting provisions (including as to the Maximum Rate), and, if the dividend may be determined by reference to an index, formula or other method, the manner in which it will be determined, Special Redemption Provisions or other redemption provisions (other than Section 10(b)(i)(A) of the Statement) and modified or new definitions as specified in the Notice of Proposed Special Rate Period for such Special Rate Period; provided that such provisions do not affect the parity ranking of the VRDP Shares relative to any other series of Preferred Shares of the Fund then outstanding with respect to dividends or distribution of assets upon dissolution, liquidation or winding up of the affairs of the Fund. Any such Special Rate Period, and establishment of any such provisions applicable during such Special Rate Period, must be preceded by a Mandatory Tender as provided in this Agreement.

SECTION 2.03. Extension of Scheduled Termination Date.

Under the VRDP Fee Agreement, the Fund shall have the right, exercisable not more than 120 days nor less than 90 days prior to the Scheduled Termination Date, to request that the Liquidity Provider extend the term of such Scheduled Termination Date for an additional period of up to 364 days or, if mutually agreed upon by the parties to the VRDP Fee Agreement, a period greater than 364 days, which request may be conditioned upon other terms and conditions that are different from the terms and conditions of this Agreement and the VRDP Fee Agreement then in effect. Under the VRDP Fee Agreement, the Fund will acknowledge and agree that the Liquidity Provider may grant or deny any request for extension of the Schedule Termination Date in its sole and absolute discretion.

SECTION 2.04. Reduction of Available Commitment.

As of the opening of business on the day following the Liquidity Provider’s receipt of written notice (which the Tender and Paying Agent will provide within two (2) Business Days of receipt of notice from the Fund) of any redemption or other repurchase of VRDP Shares consummated by the Fund, the Available Commitment shall automatically be reduced by the amount applicable to the VRDP Shares so redeemed or otherwise repurchased; and the Available Commitment in respect of

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such VRDP Shares shall be extinguished and shall not thereafter be revived, except with the prior written consent of the Liquidity Provider. Notwithstanding the foregoing, nothing herein is intended to expand the terms of the Purchase Obligation.

SECTION 2.05. Claw-Back Provision.

In the event that any dividends or redemption proceeds paid by the Fund on Outstanding VRDP Shares prior to the occurrence of a Fund Insolvency Event are required to be, and are, paid over to the bankruptcy estate of the Fund pursuant to a final, non-appealable judgment of a court of competent jurisdiction arising out of a Fund Insolvency Event, any Beneficial Owner (or former Beneficial Owner) of VRDP Shares that has paid over to the bankruptcy estate of the Fund pursuant to such judgment any dividends or redemption proceeds previously received from the Fund may demand reimbursement from the Liquidity Provider of any amounts so paid. The Liquidity Provider agrees to make such reimbursement payment within three Business Days of receipt of any such demand for payment made in writing and accompanied by evidence reasonably satisfactory to the Liquidity Provider, of payment made to the bankruptcy estate of the Fund by or on behalf of the demanding party. In connection with any reimbursement payment by the Liquidity Provider, the Beneficial Owner (or former Beneficial Owner) of VRDP Shares shall be deemed to have transferred, assigned and conveyed to the Liquidity Provider the right to receive from the Fund and the bankruptcy estate of the Fund any such dividends or redemption proceeds in exchange for the reimbursement payment by the Liquidity Provider, and the Beneficial Owner (or former Beneficial Owner) shall execute, acknowledge and deliver such further conveyances, assignments and other documents as the Liquidity Provider may reasonably request and are reasonably necessary in order to effectuate such assignment. The provisions of this Section 2.05 shall survive any expiration or termination of this Agreement, in respect of any dividends or redemption proceeds paid by the Fund on Outstanding VRDP Shares during the term of this Agreement, and shall be in addition to any other obligation of the Liquidity Provider under this Agreement.

ARTICLE III

REPRESENTATIONS AND WARRANTIES OF THE TENDER AND PAYING AGENT

The representations and warranties set out in this Article III are given hereunder by the Tender and Paying Agent on the Effective Date only and are not repeated on any subsequent date.

SECTION 3.01. Existence; Binding Effect.

The Tender and Paying Agent represents and warrants to the Liquidity Provider that (i) the Tender and Paying Agent is duly organized and is validly existing as a banking corporation under the laws of the State of New York, (ii) it has the corporate power to enter into and perform its obligations under this Agreement and each Related Document to which it is a party and (iii) this Agreement constitutes the legal, valid and binding obligation of the Tender and Paying Agent except as the same may be limited by bankruptcy, insolvency, reorganization, moratorium and similar laws related to or affecting the rights of creditors generally from time to time in effect and by general principles of equity.

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ARTICLE IV

REPRESENTATIONS AND WARRANTIES OF THE LIQUIDITY PROVIDER

The representations and warranties set out in this Article IV are given hereunder by the Liquidity Provider on the Effective Date only and are not repeated on any subsequent date.

SECTION 4.01. Existence.

The Liquidity Provider is a national banking association duly organized and validly existing under the laws of the United States. The Liquidity Provider has all requisite power and authority to execute and deliver, and to perform its obligations under this Agreement, including, without limitation, the Purchase Obligation.

SECTION 4.02. Authorization; Contravention.

The execution, delivery and performance by the Liquidity Provider of this Agreement, including, without limitation, the Purchase Obligation, are within the Liquidity Provider’s powers, have been duly authorized by all necessary action, require no action by or in respect of, or filing with, any governmental body, agency or official and do not violate or contravene, or constitute a default under, any provision of applicable law, charter, ordinance or regulation or of any material agreement, judgment, injunction, order, decree or other instrument binding upon the Liquidity Provider or result in the creation or imposition of any lien or encumbrance on any asset of the Liquidity Provider.

SECTION 4.03. Binding Effect.

This Agreement, including, without limitation, the Purchase Obligation, constitutes a valid and binding agreement of the Liquidity Provider, enforceable in accordance with its terms except as (i) the enforceability thereof may be limited by bankruptcy, insolvency or similar laws affecting creditors’ rights generally and (ii) the availability of equitable remedies may be limited by equitable principles of general applicability, it being understood that the enforceability of indemnification provisions may be subject to limitations imposed under applicable securities laws.

SECTION 4.04. Financial Information.

The publicly available portions of the Liquidity Provider’s most recent Call Report, and any amendments and supplements thereto, present fairly, in all material respects, the financial position of the Liquidity Provider and its subsidiaries at and for the period ended on the date of such report. Since the date of the most recent such Call Report, no transaction or event has occurred and no change has occurred in the condition (financial or otherwise) or operations of the Liquidity Provider that would materially and adversely affect its ability to perform its obligations under this Agreement, including, without limitation, the Purchase Obligation.

SECTION 4.05. Litigation.

Except as disclosed in the Information Memorandum or in a schedule delivered to the Fund prior to the Effective Date, no action, suit, proceeding or investigation is pending or (to the best knowledge of the Liquidity Provider) overtly threatened in writing against the Liquidity Provider in any court or before any governmental authority in any way contesting or, if decided adversely, would affect the validity of this Agreement, including, without limitation, the Purchase Obligation.

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SECTION 4.06. Consents.

All consents, licenses, approvals, validations and authorizations of, and registrations, validations or declarations by or with, any court or any regulatory, supervisory or governmental agency, bureau or agency required to be obtained in connection with the performance of the Liquidity Provider under this Agreement or the execution, delivery by, or the validity or enforceability against, the Liquidity Provider of this Agreement and the other Related Documents to which the Liquidity Provider is a party have been obtained and are in full force and effect.

SECTION 4.07. Ranking.

The obligations of the Liquidity Provider hereunder rank pari passu with all other senior unsecured obligations of the Liquidity Provider (other than any such obligations preferred by statute or by operation of law).

ARTICLE V

DUTIES OF THE TENDER AND PAYING AGENT

SECTION 5.01. Duties and Responsibilities.

(a)        The Tender and Paying Agent is acting solely as agent for the Fund hereunder and owes no duties, fiduciary or otherwise, to any other Person by reason of this Agreement, other than to the Liquidity Provider as and to the extent expressly provided for herein.

(b)        The Tender and Paying Agent undertakes to perform such duties and only such duties as are specifically set forth in this Agreement and no implied covenants or obligations shall be read into this Agreement against the Tender and Paying Agent.

(c)        In the absence of gross negligence (and with respect to the handling of funds, in the absence of negligence), willful misconduct or bad faith on its part, the Tender and Paying Agent shall not be liable for any action taken, suffered or omitted or for any error of judgment made by it in the performance of its duties under this Agreement. The Tender and Paying Agent shall not be liable for any error of judgment made in good faith unless and to the extent resulting from its own gross negligence (and with respect to the handling of funds, its own negligence).

SECTION 5.02. Rights of the Tender and Paying Agent.

(a)        The Tender and Paying Agent shall not incur liability for following the instructions herein contained or expressly provided for, or written instructions authorized hereby. The Tender and Paying Agent may conclusively rely and shall be fully protected in acting or refraining from acting upon any communication authorized hereby and upon any written instruction, notice, request, direction, consent, report, certificate, share certificate or other instrument, paper or document, in the absence of gross negligence, believed by it to be genuine. The Tender and Paying Agent shall not be liable for acting upon any telephone communication authorized hereby which the Tender and Paying Agent believes in the absence of gross negligence to have been given by the Fund, a Holder, a Beneficial Owner, an Agent Member, the Liquidity Provider or the Remarketing Agent. The Tender and Paying Agent may record telephone communications with the Fund, the Liquidity Provider and the Remarketing Agent in connection with its duties hereunder.

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(b)        The Tender and Paying Agent may consult with counsel of its choice and the advice or opinion of such counsel shall be full and complete authorization and protection in respect of any action taken, suffered or omitted by it hereunder in good faith and in reliance thereon.

(c)        The Tender and Paying Agent shall not be required to advance, expend or risk its own funds or otherwise incur or become exposed to financial liability in the performance of its duties hereunder.

(d)        The Tender and Paying Agent may perform its duties and its rights hereunder either directly or by or through agents or attorneys.

(e)        Anything in this Agreement to the contrary notwithstanding, in no event shall the Tender and Paying Agent be liable for special, indirect, punitive or consequential loss or damage of any kind whatsoever (including but not limited to lost profits), even if the Tender and Paying Agent has been advised of the likelihood of such loss or damage and regardless of the form of action.

(f)        The Tender and Paying Agent shall not be obligated to take any legal action hereunder that might, in its judgment, involve any expenses or liability, unless it has been furnished with indemnity reasonably satisfactory to it.

(g)        The Tender and Paying Agent shall not be responsible or liable for any failure or delay in the performance of its obligations under this Agreement arising out of or caused, directly or indirectly, by circumstances beyond its reasonable control, including, without limitation, acts of God; earthquakes; flood; terrorism; wars and other military disturbances; sabotage; epidemics; riots; interruptions; loss or malfunction of utilities, computer (hardware or software) or communication services; accidents; labor disputes; acts of civil or military authority and governmental action. The Tender and Paying Agent shall use commercially reasonable efforts to commence performance of its obligations during any of the foregoing circumstances.

(h)        The Tender and Paying Agent makes no representation as to, and shall have no liability with respect to, the correctness of the recitals in, or the validity (with respect to parties other than the Tender and Paying Agent), accuracy or adequacy of this Agreement (including any schedules hereto), any VRDP Shares, the Statement, any offering material used in connection with the offer and sale of any VRDP Shares or any other agreement or instrument executed in connection with the transactions contemplated herein or in any thereof.

(i)        The permissive right of the Tender and Paying Agent under this Agreement to take or omit to take any action shall not be construed as a duty.

(j)        The Tender and Paying Agent may request that the Liquidity Provider deliver a certificate setting forth the names of individuals and/or titles of officers authorized at such time to take specified actions pursuant to this Agreement, which certificate may be signed by any person authorized to sign such a certificate, including any person specified as so authorized in any such certificate previously delivered and not superseded.

(k)        Unless otherwise mutually agreed between the Liquidity Provider and the Tender and Paying Agent, the Tender and Paying Agent shall have no duty to invest any funds deposited with it at any time pursuant to this Agreement and shall be under no duty or obligation to pay any interest or earnings on or with respect to amounts held or deposited hereunder. In the event the

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Liquidity Provider and the Tender and Paying Agent shall otherwise agree, any interest or earnings on or with respect to any amount held or deposited hereunder shall be remitted to the Fund in accordance with such agreement. The Tender and Paying Agent shall be under no duty or obligation to collateralize or pledge any security therefor, or to segregate any amounts hereunder except as may be required by law; provided, however, that the Tender and Paying Agent shall hold any Purchase Price received from the Liquidity Provider in a separate account in trust for the benefit of the Liquidity Provider pending delivery of such Purchase Price to a Holder or Beneficial Owner or its Agent Member in payment of any VRDP Shares that are the subject of a Tender or Mandatory Purchase.

(l)        The Tender and Paying Agent, in its individual or any other capacity, may become the owner or pledgee of VRDP Shares with the same rights it would have if it were not Tender and Paying Agent.

(m)        Nothing contained herein shall be construed to require the Tender and Paying Agent to advance its own funds to any Holder if sufficient funds have not been deposited with the Tender and Paying Agent by the Fund for the purpose of making payments hereunder.

(n)        The Tender and Paying Agent shall have no duty to examine and shall not be charged with knowledge of the contents of any report, information or document delivered to it hereunder. The Tender and Paying Agent shall have no duty to determine the occurrence or continuance of any event or events that constitute a Liquidity Provider Ratings Event, Mandatory Tender Event, Mandatory Purchase Event or Failed Remarketing Condition or to determine whether any agreement satisfies the requirements of an Alternate VRDP Purchase Agreement.

(o)        The Tender and Paying Agent has no obligation under the terms of this Agreement or otherwise to enforce any rights or exercise any remedies that may be available to any Holder or Beneficial Owner or other Person that arise out of or relate to this Agreement or otherwise.

SECTION 5.03. Tender and Paying Agent’s Disclaimer.

The Tender and Paying Agent makes no representation as to the validity (except with respect to itself) or adequacy of this Agreement or any VRDP Shares issued or to be issued.

SECTION 5.04. Concerning the Securities Depository.

(a)        None of the Liquidity Provider or the Tender and Paying Agent shall have any responsibility or obligation to any Beneficial Owner in a Global VRDP Share, an Agent Member or other Person with respect to the accuracy of the records of the Securities Depository or its nominee or of any Agent Member, with respect to any ownership interest in the Global VRDP Shares or with respect to the delivery to any Agent Member, Beneficial Owner or other Person (other than the Securities Depository) of any notice (including any Notice of Redemption) or the payment of any amount, under or with respect to such VRDP Shares. All notices and communications to be given to the Holders and all payments to be made to Holders under this Agreement or the Related Documents shall be given or made only to or upon the order of the registered holders (which shall be the Securities Depository or its nominee in the case of Global VRDP Shares). The rights of Beneficial Owners in the Global VRDP Shares shall be exercised only through the Securities Depository subject to the applicable procedures of the Securities Depository. The Liquidity Provider and the Tender and Paying Agent shall be entitled to rely and shall be fully protected in acting upon information furnished by the Securities Depository with respect to its members, participants and any beneficial owners. The Fund

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and the Tender and Paying Agent shall be entitled to deal with the Securities Depository, and any nominee thereof that is the registered holder of any Global VRDP Shares for all purposes of this Agreement or the Related Documents relating to such Global VRDP Shares (including the payment of dividends, redemption price, if any, and additional amounts, if any, and the giving of instructions or directions by or to the owner or holder of a beneficial ownership interest in such Global VRDP Shares), as the sole holder of such Global VRDP Shares and shall have no obligations to the Beneficial Owners thereof. None of the Liquidity Provider or the Tender and Paying Agent shall have any responsibility or liability for any acts or omissions of the Securities Depository with respect to such Global VRDP Shares, for the records of the Securities Depository, including records in respect of beneficial ownership interests in respect of any such Global VRDP Shares, for any transactions between the Securities Depository and any Agent Member or between or among the Securities Depository, any such Agent Member and/or any holder or owner of a beneficial interest in such Global VRDP Shares, or for any transfers of beneficial interests in any such Global VRDP Shares.

(b)        The Tender and Paying Agent shall have no obligation or duty to monitor, determine or inquire as to compliance with any restrictions on transfer imposed under the Related Documents or this Agreement or under applicable law with respect to any transfer of any interest in any VRDP Share (including any transfers between or among Agent Members or Beneficial Owners of interests in any Global VRDP Shares), other than to require delivery of such certificates, other documentation or evidence, if any, as are expressly required by, and to do so if and when expressly required by the terms of this Agreement, and to examine the same to determine substantial compliance as to form with the express requirements hereof.

ARTICLE VI

COVENANTS OF THE LIQUIDITY PROVIDER

The Liquidity Provider agrees that, so long as there is any Purchase Obligation hereunder or any amount payable hereunder or under any VRDP Shares remains outstanding:

SECTION 6.01. Fund Insolvency Event.

The Liquidity Provider agrees to perform all of its obligations hereunder, including the obligation to purchase the VRDP Shares in accordance with Article II herein, notwithstanding a Fund Insolvency Event.

SECTION 6.02. Waiver.

In the event of a termination of this Agreement as a result of a Termination Event, the Liquidity Provider agrees to waive its right with respect to Purchased VRDP Shares to exercise the Purchase Obligation provided by any subsequent Liquidity Provider; provided, however, that any Purchased VRDP Shares that are subsequently sold by the Liquidity Provider in a successful Remarketing shall at the time of such sale and thereafter have the full benefit of the Purchase Obligation of any subsequent Liquidity Provider; and, provided, further, that any Purchase Obligation of a subsequent Liquidity Provider with respect to the Purchased VRDP Shares shall be on parity with the Purchase Obligation of such Liquidity Provider with respect to all other Outstanding VRDP Shares.

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SECTION 6.03. Notice of Extraordinary Corporate Event.

To the extent permitted under applicable confidentiality restrictions, the Liquidity Provider shall provide (a) written notice of an Extraordinary Corporate Event and (b) the written notice referred to in clause (y) in the definition of an Extraordinary Corporate Event, to the Fund at least 10 days prior to the scheduled date of the occurrence of an Extraordinary Corporate Event or 10 days prior to the scheduled date of the applicable listed occurrence in clause (i) of such definition, respectively.

SECTION 6.04. Additional Information.

If at any time the Liquidity Provider’s bank holding company is not furnishing information to the SEC pursuant to Section 13 or 15(d) of the Exchange Act, in order to preserve the exemption for resales and transfers under Rule 144A, the Liquidity Provider shall furnish, or cause to be furnished, to Holders and Beneficial Owners of VRDP Shares and prospective purchasers of VRDP Shares, upon request, information with respect to the Liquidity Provider satisfying the requirements of subsection (d)(4) of Rule 144A.

ARTICLE VII

MISCELLANEOUS

SECTION 7.01. Replacement of the Tender and Paying Agent.

Any resignation or removal of the Tender and Paying Agent shall be effective only upon a replacement Tender and Paying Agent entering into a replacement of this Agreement with the Liquidity Provider.

SECTION 7.02. Notices.

All notices, requests and other communications to the Liquidity Provider shall be in writing (including telecopy, electronic mail or similar writing), except in the case of notices and other communications permitted to be given by telephone, and shall be given to such party at its address or telecopy number or email address set forth below or to such other Person and/or such other address or telecopy number or email address as such party may hereafter specify for the purpose by notice to the other party. All notices, requests, demands and communications to be delivered to the Tender and Paying Agent shall be sent by Electronic Means to the attention of the Tender and Paying Agent at the office of the Tender and Paying Agent as set forth below or to such other Persons and/or such other addresses, telecopy numbers or email addresses as such party may hereafter specify for the purpose of notice to the other party. Each such notice, request or other communication shall be effective (i) if given by mail, upon receipt, or (ii) if given by any other means, when delivered at the address specified in this Section. The notice address for each party is specified below:

(a)	if to the Liquidity Provider:

Citibank,	N.A.

390 Greenwich Street, 2nd Floor

New York, New York 10013

Attention: MSD Middle Office Manager

Tel: (212) 723-6320

Fax: (212) 723-8642

Email: Glynn.Braithwaite@citi.com

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Wire Instructions:

Citibank NA New York

ABA# 021 000 089

A/C# 368 52 918

Attn: Muni Operations

(b)	if to the Tender and Paying Agent:

The Bank of New York Mellon

Corporate Trust Division

Dealing and Trading Group

101 Barclay Street

Floor 7W

New York, New York 10286

Joseph Denno

Vice President

Tel: (212) 815-2898

Fax: (212) 815-2830

Email: joseph.denno@bnymellon.com

Pierre Boutros

Vice President

Tel: (212) 815-8323

Fax: (212) 815-2830

Email: pierre.boutros@bnymellon.com

Kristen Tartaglione

Senior Associate

Tel: (212) 815-2902

Fax: (212) 815-2830

Email: kristen.tartaglione@bnymellon.com

Wire Instructions:

The Bank of New York Mellon

New York New York

ABA# 021 000 018

G/L/A# 111-565

For Further Credit to Account #281663

Ref: mm/dd/yy and Event (e.g.: Purchase Date or Mandatory Tender)

Attn: Joe Denno, Tel: (212) 815-2898

Any payments required to be made by either party to the other, or any VRDP Shares required to be delivered by the Tender and Paying Agent to the Liquidity Provider, unless otherwise provided in a Related Document, shall be made in immediately available funds or delivered, by wire transfer, to the account of the applicable party listed under “Wire Instructions.”

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SECTION 7.03. No Waivers.

(a)        The rights of the Liquidity Provider hereunder are separate from and in addition to any rights that the Liquidity Provider, as a holder of any VRDP Share, may have under the terms of such VRDP Share or any Related Document or otherwise.

(b)        No failure or delay by the Liquidity Provider in exercising any right, power or privilege hereunder or under the VRDP Shares shall operate as a waiver thereof nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or privilege. No failure or delay by the Liquidity Provider in exercising any right, power or privilege under or in respect of the VRDP Shares or any other Related Document shall affect the rights, powers or privileges of the Liquidity Provider hereunder or thereunder or shall operate as a limitation or waiver thereof. The rights and remedies herein provided shall be cumulative and not exclusive of any rights or remedies provided by law.

SECTION 7.04. Amendments and Waivers.

Any provision of this Agreement may be amended or waived with the consent of the Fund if, but only if, such amendment or waiver is in writing and is signed by the Tender and Paying Agent and the Liquidity Provider; provided, that no amendment or waiver that affects any preference, right or power of the VRDP Shares or the Holders thereof shall be made except as permitted under the Declaration and the Statement, and agreed to by the Fund. The provision of Section 7.10 relating to the third-party beneficiary rights of Holders and Beneficial Owners may be amended only with the prior written consent of Holders of 100% of the Outstanding VRDP Shares.

SECTION 7.05. Successors and Assigns.

The provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns. Neither party hereto may assign or otherwise transfer any of its rights or obligations under this Agreement without the prior written consent of the other party and the Fund, except pursuant to the proviso to the definition of “Extraordinary Corporate Event.” Any assignment without such prior written consent shall be void. The obligations of the Liquidity Provider to purchase VRDP Shares pursuant to this Agreement shall run to the benefit of those beneficiaries identified in Section 7.10 and the Purchase Obligation evidenced hereby shall not be transferable except in connection with a transfer of VRDP Shares or any beneficial interest therein, whereupon the Purchase Obligation shall automatically run to the benefit of the transferee.

SECTION 7.06. Term of this Agreement.

(a)        Subject to subsections (b) and (c) below, this Agreement shall terminate on the later of (i) the earlier of (x) the Scheduled Termination Date (as such date may be extended in accordance with Section 2.03 hereof) and (y) the reduction of the Available Commitment of the Liquidity Provider to zero; and (ii) the date of payment of all sums payable by the Liquidity Provider pursuant to this Agreement.

(b)        Notwithstanding the foregoing, (i) the Tender and Paying Agent, acting upon instructions of the Fund, may terminate this Agreement prior to the Scheduled Termination Date (as such date may be extended in accordance with Section 2.03 hereof) in accordance with this

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Section 7.06(b) as of the Liquidity Provider Ratings Event Termination Date specified by notice in writing to the Liquidity Provider following the occurrence of a Liquidity Provider Ratings Event or (ii) this Agreement shall terminate prior to the Scheduled Termination Date (as such date may be extended in accordance with Section 2.03 hereof) as of a Related Party Termination Date upon the occurrence of a Related Party Termination Event or as of an Optional Early Termination Date upon the occurrence of an Optional Early Replacement Event.

(c)        No expiration or termination of this Agreement shall be effective, so long as VRDP Shares are Outstanding, until the completion of a Mandatory Purchase in respect thereof, if then required under the Statement, including the purchase by the Liquidity Provider of any VRDP Shares required to be purchased by it as a result thereof pursuant to this Agreement.

SECTION 7.07. New York Law.

This Agreement shall be construed in accordance with and governed by the laws of the State of New York, without regard to conflicts of laws principles that would require the application of the laws of another jurisdiction.

THE PARTIES HERETO HEREBY SUBMIT TO THE NON-EXCLUSIVE JURISDICTION OF THE FEDERAL AND NEW YORK STATE COURTS LOCATED IN THE CITY OF NEW YORK IN CONNECTION WITH ANY DISPUTE RELATED TO THIS AGREEMENT OR ANY MATTERS CONTEMPLATED HEREBY.

SECTION 7.08. Waiver of Jury Trial.

Each of the Tender and Paying Agent, the Liquidity Provider and each third party beneficiary of this Agreement hereby waives trial by jury in any action, proceeding or counterclaim brought by any of the parties hereto or beneficiaries hereof against the other on any matters whatsoever arising out of or in any way connected with this Agreement.

SECTION 7.09. Counterparts.

This Agreement may be signed in counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.

SECTION 7.10. Beneficiaries.

This Agreement is not intended and shall not be construed to confer upon any Person other than the parties hereto and their successors and permitted assigns any rights or remedies hereunder, except that the agreement of the Liquidity Provider to purchase VRDP Shares in accordance with the terms and conditions of this Agreement is made for the benefit of the Holders and Beneficial Owners from time to time of the VRDP Shares and shall be directly enforceable by the Holders or Beneficial Owners against the Liquidity Provider.

SECTION 7.11. Entire Agreement.

This Agreement shall constitute the entire agreement and understanding between the parties hereto with respect to the matters set forth herein and shall supersede any and all prior agreements and understandings relating to the subject matter hereof.

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SECTION 7.12. Regulatory Matters.

Each party hereto acknowledges and agrees that it shall not be a condition precedent to the Purchase Obligation that any seller of VRDP Shares demonstrate or account for any loss.

SECTION 7.13. Severability.

If any clause, provision or section hereof shall be ruled invalid or unenforceable by any court of competent jurisdiction, the invalidity or unenforceability of such clause, provision or section shall not affect any of the remaining clauses, provisions or sections hereof.

SECTION 7.14. Articles and Section Headings.

The Articles and Section headings and the Table of Contents herein are for convenience of reference only, and shall not affect the construction, or limit or otherwise affect the meaning hereof.

SECTION 7.15. Nonpetition Covenant—Liquidity Provider.

Notwithstanding any prior termination of this Agreement, Citibank, N.A., solely in its capacity as Liquidity Provider, hereby covenants and agrees that it shall not, prior to the date which is one year and one day after the redemption and the payment in full of the VRDP Shares and all accumulated dividends, petition or otherwise invoke the process of any court or government authority for the purpose of commencing a case against the Fund under any federal or state bankruptcy, insolvency or similar law or appointing a receiver, liquidator, assignee, trustee, custodian, sequestrator or other similar official of the Fund or any substantial part of the property of the Fund; provided, however, that nothing in this provision shall preclude, or be deemed to stop, the Liquidity Provider from taking any action prior to the expiration of the aforementioned one year and one day period in (x) any case or proceeding voluntarily filed or commenced by the Fund, (y) any involuntary insolvency proceeding filed or commenced against the Fund by a Person other than the Liquidity Provider, or (z)  with respect to its rights or preferences as a Beneficial Owner or Holder of VRDP Shares.

SECTION 7.16. Nonpetition Covenant—Tender and Paying Agent.

Notwithstanding any prior termination of this Agreement, The Bank of New York Mellon, solely in its capacity as Tender and Paying Agent, hereby covenants and agrees that it shall not, prior to the date which is one year and one day after the redemption and the payment in full of the VRDP Shares and all accumulated dividends, petition or otherwise invoke process of any court or government authority for the purpose of commencing a case against, the Fund under any federal or state bankruptcy, insolvency or similar law or appointing a receiver, liquidator, assignee, trustee, custodian, sequestrator or other similar official of the Fund or any substantial part of the property of the Fund; provided, however, that nothing in this provision shall preclude, or be deemed to stop, the Tender and Paying Agent from taking any action prior to the expiration of the aforementioned one year and one day period (x) in any case or proceeding voluntarily filed or commenced by the Fund, (y) in any involuntary insolvency proceeding filed or commenced against the Fund by a Person other than the Tender and Paying Agent, or (z) with respect to its rights or preferences as a Beneficial Owner or Holder of VRDP Shares.

31

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized officers as of the day and year first above written.

THE BANK OF NEW YORK MELLON, as Tender and Paying Agent

By:
Name:
Title:

CITIBANK, N.A.,

By:
Name:
Title:

32

SCHEDULE I

Description of VRDP Shares:	1,309 Nuveen AMT-Free Municipal Income Fund Variable Rate Demand Preferred Shares (VRDP), Series 1, or such other number of shares of such Series as may be Outstanding from time to time

Initial Remarketing Agent:	Citigroup Global Markets Inc.

I-1

EXHIBIT A

To be completed by Tender and Paying Agent only – Check applicable box: ☐ This is a Preliminary Notice of Purchase ☐ This is a Final Notice of Purchase

NOTICE OF PURCHASE – SERIES 1

[Date]

CITIBANK, N.A.

390 Greenwich Street, 2nd Floor

New York, New York 10013

Attention: MSD Middle Office Manager

NUVEEN AMT-FREE MUNICIPAL INCOME FUND

333 West Wacker Drive

Chicago, Illinois 60606

Re:	Nuveen AMT-Free Municipal Income Fund Variable Rate Demand Preferred Shares (VRDP), Series 1

Dear Ladies and Gentlemen:

Reference is made to the Variable Rate Demand Preferred VRDP Shares (VRDP) Purchase Agreement dated as of [—], 2013 (as heretofore amended, modified or supplemented, the “Agreement”) between THE BANK OF NEW YORK MELLON, as the Tender and Paying Agent, and CITIBANK, N.A., as the Liquidity Provider. Capitalized terms used herein shall have the meanings given to them in or by reference to the Agreement.

Pursuant to Section 2.01(b) of the Agreement, the undersigned [Tender and Paying Agent] [Beneficial Owner] [Agent Member of a Beneficial Owner] [Holder] hereby notifies you of [number] Series 1 VRDP Shares (CUSIP [—]) to be purchased by you today (the “Purchase Date”) pursuant to Section 2.02 of the Agreement. The aggregate Purchase Price of such VRDP Shares is             dollars ($            ). Of such aggregate Purchase Price,             dollars ($            ) comprises the aggregate liquidation preference of such VRDP Shares and             dollars ($            ) comprises accumulated but unpaid dividends on such VRDP Shares to and including the Purchase Date.

The Purchase Price should be provided in immediately available funds to:

[Insert Appropriate Wire Instructions for the Tender and Paying Agent]

[If there is no Tender and Paying Agent or the Tender and Paying Agent does not perform its obligations:]

[Insert Appropriate Wire Instructions]

Ex. A-1

Very truly yours,

THE BANK OF NEW YORK MELLON, as Tender and Paying Agent

By:
Name:
Title:

[To be executed only if there is no Tender and Paying Agent or the Tender and Paying Agent does not perform its obligations]

In the case of a Beneficial Owner:

By:
Name:
Title:

[Address of Beneficial Owner]

[To be executed only if there is no Tender and Paying Agent or the Tender and Paying Agent does not perform its obligations]

In the case of an Agent Member of a Beneficial Owner:

By:
Name:
Title:

[Address of Agent Member of a Beneficial Owner]

[To be executed only if there is no Tender and Paying Agent or the Tender and Paying Agent does not perform its obligations]

In the case of a Holder:

By:
Name:
Title:

[Address of Holder]

Ex. A-2

EXHIBIT B

NUVEEN AMT-FREE MUNICIPAL INCOME FUND (THE “FUND”)

VARIABLE RATE DEMAND PREFERRED SHARES (“VRDP SHARES”)

SERIES 1

CUSIP NO. [—]*

MANDATORY PURCHASE NOTICE – SERIES 1

In accordance with the Fund’s Statement Establishing and Fixing the Rights and Preferences of Variable Rate Demand Preferred Shares (“VRDP”) effective [—], 2013 (the “Statement”), the Fund hereby notifies Holders and the Liquidity Provider of the Mandatory Purchase of the Outstanding VRDP Shares for purchase by the Liquidity Provider on the Mandatory Purchase Date specified below due to the occurrence of the following Mandatory Purchase Event:

The termination of the VRDP Purchase Agreement prior to or on a Scheduled Termination Date where:

(i) at least 15 days prior to any such termination, the Liquidity Provider has not agreed to an extension or further extension of the Scheduled Termination Date to a date not earlier than 364 days from the Scheduled Termination Date of the VRDP Purchase Agreement currently in effect,

(ii) at least 15 days prior to such termination, the Fund has not obtained and delivered to the Tender and Paying Agent an Alternate VRDP Purchase Agreement with a termination date not earlier than 364 days from the Scheduled Termination Date of the VRDP Purchase Agreement; or

(iii) by the fifteenth day prior to a Liquidity Provider Ratings Event Termination Date or Related Party Termination Date, as the case may be, the Fund has not obtained and delivered to the Tender and Paying Agent an Alternate VRDP Purchase Agreement with a termination date not earlier than 364 days from the Liquidity Provider Ratings Event Termination Date or Related Party Termination Date, as the case may be, of the VRDP Purchase Agreement.

The Mandatory Purchase Date for purchase of all Outstanding VRDP Shares by the Liquidity Provider will be             , 20    .

All Outstanding VRDP Shares will be automatically subject to Mandatory Purchase by the Liquidity Provider at the Purchase Price on the Mandatory Purchase Date, including any VRDP Shares tendered pursuant to an Optional Tender or Mandatory Tender for which the Purchase Date has not yet occurred.

Ex. B-1

*	NOTE: Neither the Fund nor the Tender and Paying Agent shall be responsible for the selection or use of the CUSIP Numbers selected, nor is any representation made as to its correctness indicated in any notice or as printed on any VRDP Share certificate. It is included solely as a convenience to VRDP Shareholders.

In the event that VRDP Shares are issued in certificated form and a Holder fails to deliver any VRDP Shares to which the Mandatory Purchase relates, on or prior to the Mandatory Purchase Date, the Holder and Beneficial Owner(s) of such VRDP Shares will not be entitled to any payment (including any accumulated but unpaid dividends thereon, whether or not earned or declared) other than the Purchase Price of such undelivered VRDP Shares as of the scheduled Purchase Date. Any such undelivered VRDP Shares will be deemed to be delivered to the Tender and Paying Agent, and the Tender and Paying Agent will place stop-transfer orders against the undelivered VRDP Shares. Any monies held by the Tender and Paying Agent for the purchase of undelivered VRDP Shares shall be held in a separate account, shall not be invested, and shall be held for the exclusive benefit of the Holder of such undelivered VRDP Shares. The undelivered VRDP Shares shall be deemed to be no longer Outstanding (except as to entitlement to payment of the Purchase Price), and the Fund will issue to the purchaser replacement VRDP Share certificates in lieu of such undelivered VRDP Shares.

The Final Notice of Purchase to the Liquidity Provider will automatically be deemed given upon the delivery of this Mandatory Purchase Notice to the Liquidity Provider as provided in the VRDP Purchase Agreement.

The Mandatory Purchase Notice shall be conclusively presumed to have been duly given, whether or not the Holders receive this notice.

Terms used herein and not otherwise defined shall have the meanings given to such terms in the Statement.

Dated:

NUVEEN AMT-FREE MUNICIPAL INCOME FUND

By:

Name:

Title:

Ex. B-2

EXHIBIT C

NUVEEN AMT-FREE MUNICIPAL INCOME FUND (THE “FUND”)

VARIABLE RATE DEMAND PREFERRED SHARES (“VRDP SHARES”) SERIES 1

NOTICE OF TENDER – SERIES 1

Note:	The substance of this notice must be given by the Beneficial Owner or its Agent Member to The Bank of New York Mellon, as Tender and Paying Agent (the “Tender and Paying Agent”), appointed under the Tender and Paying Agent Agreement, dated as of [—], 2013, between Nuveen AMT-Free Municipal Income Fund and the Tender and Paying Agent, in the manner provided in Schedule 1 hereto by email transmission (or if email transmission shall be unavailable, by facsimile transmission) at or prior to 2:00 p.m., New York City time, on any Business Day. Any Notice of Tender delivered after 2:00 p.m., New York City time, will be deemed to have been received by the Tender and Paying Agent on the next succeeding Business Day and the Purchase Date specified in this Notice of Tender will be adjusted such that the Purchase Date shall be the next succeeding Business Day following the Purchase Date specified in this Notice of Tender. The determination of the Tender and Paying Agent as to whether a Notice of Tender has been properly delivered shall be conclusive and binding upon the Beneficial Owner and its Agent Member.

TO: THE BANK OF NEW YORK MELLON, as Tender and Paying Agent

1.        In accordance with the Fund’s Statement Establishing and Fixing the Rights and Preferences of Series 1 Variable Rate Demand Preferred Shares (“VRDP”) effective [•], 2013 (the “Statement”), the undersigned,             , [Beneficial Owner] [Agent Member of the Beneficial Owner] of the following VRDP Shares:

VRDP Shares Series	CUSIP Number	Number of VRDP Shares to be Purchased[1]
[—]	[—]

hereby notifies you of the election by the Beneficial Owner of the referenced VRDP Shares to tender such VRDP Shares for purchase in the amount set forth above on the Purchase Date specified below, which is a Business Day and a date on which such VRDP Shares are subject to Optional Tender for purchase pursuant to a notice given on the date hereof. Such Purchase Date shall be on any day not less than seven days (or, if such day is not a Business Day, on the next succeeding Business Day) after delivery of this Notice of Tender.

Purchase Date:

The name and DTC Participant No. of the Agent Member tendering on behalf of the Beneficial Owner is:

Name of Agent Member:

[1]	VRDP Shares may be tendered only in denominations of $100,000 and integral multiples thereof.

Ex. C-1

DTC Participant No. of Agent Member:

Name of Beneficial Owner:

Beneficial Owner’s account number:

The person to contact at the Beneficial Owner or its Agent Member and the related contact information are as follows:

Name:

Telephone No:

Email address:

The Beneficial Owner or its Agent Member acknowledges and agrees that the Person or Persons to whom or to whose order the Purchase Price of the tendered VRDP Shares is to be paid is/are the same as identified above.

2.        The undersigned acknowledges the obligation of the tendering Beneficial Owner to deliver the VRDP Shares that are the subject of this Notice of Tender (that has not been duly revoked in accordance with the procedures referenced in Item 5 below) on or before 2:00 p.m., New York City time on the Purchase Date, and, in accordance with such obligation, the undersigned hereby undertakes to deliver or to cause to be delivered the VRDP Shares being sold [directly] or [through an Agent Member] to the Tender and Paying Agent, through the “funds against delivery” procedures of the Securities Depository, no later than 2:00 p.m., New York City time, on the Purchase Date. The undersigned hereby also assigns and transfers and directs the Securities Depository or its nominee or the Tender and Paying Agent to transfer the tendered VRDP Shares to the purchaser in accordance with the procedures described in Part II of the Statement, and otherwise according to the Securities Depository’s procedures, in exchange for the payment of the Purchase Price thereof on the Purchase Date.

3.        The undersigned confirms its agreement that it hereby transfers to the purchaser of the VRDP Shares tendered pursuant to this Notice of Tender the right to receive from the Fund any dividends declared and unpaid for each day prior to the purchaser becoming the Beneficial Owner of the VRDP Shares in exchange for payment of the Purchase Price for such VRDP Share by the purchaser.

4.        The undersigned hereby represents and warrants for the benefit of the Tender and Paying Agent, the Remarketing Agent, the Liquidity Provider and the Fund that the undersigned has full power and authority to tender, exchange, assign and transfer the VRDP Shares to be tendered hereby, and that the transferee will acquire good and unencumbered title thereto, free and clear of all liens, restrictions, charges and encumbrances and not subject to any adverse claim, when the same are tendered.

5.        The undersigned acknowledges that this Notice of Tender is irrevocable and effective upon the receipt by the Tender and Paying Agent, except that a Notice of Revocation to tender any or all of the VRDP Shares specified in this Notice of Tender may be delivered by email

Ex. C-2

transmission (or if email transmission shall be unavailable, by facsimile transmission) to the Tender and Paying Agent, not later than 10:00 a.m., New York City time, on or prior to the Business Day immediately preceding the Purchase Date; provided, that the revocation will be effective only to the extent set forth in the Statement.

6.        Terms used herein and not otherwise defined shall have the meanings given to such terms in the Statement.

Dated:

[Complete applicable signature block below.]

Print name of Beneficial Owner

By:
Name:
Title:

[OR]

Print name of Agent Member

By:
Name:
Title:

Ex. C-3

SCHEDULE 1

NOTICE OF TENDER DELIVERY INFORMATION FOR THE TENDER AND PAYING AGENT

This Notice of Tender must be delivered by the Beneficial Owner or its Agent Member to The Bank of New York Mellon (the “Tender and Paying Agent”) by email transmission at the email address listed below or such other email address as the Tender and Paying Agent shall designate, (or if email transmission shall be unavailable, by facsimile transmission to the fax number listed below or such other fax number as the Tender and Paying Agent shall designate) at or prior to 2:00 p.m., New York City time, on any Business Day. If this Notice of Tender is delivered after 2:00 p.m., New York City time, it will be deemed to have been received by the Tender and Paying Agent on the next succeeding Business Day, and the Purchase Date will be adjusted such that the Purchase Date will be the Business Day next succeeding the date specified as the Purchase Date in this Notice of Tender:

The Bank of New York Mellon

Corporate Trust Division

Dealing and Trading Group

101 Barclay Street

Floor 7W

New York, New York 10286

Email: NuveenTenders@bnymellon.com

Fax: (212) 815-2830 (only if email transmission is unavailable)

This Notice of Tender shall not be deemed to be delivered unless and until the Tender and Paying Agent actually receives it by the above-described means.

Ex. C-4

EXHIBIT D

NUVEEN AMT-FREE MUNICIPAL INCOME FUND (THE “FUND”)

VARIABLE RATE DEMAND PREFERRED SHARES (“VRDP SHARES”) — SERIES 1

NOTICE OF REVOCATION – SERIES 1

Note:	The substance of this notice must be given to The Bank of New York Mellon (the “Tender and Paying Agent”), in the manner provided in Schedule 1 hereto by email transmission (or if email transmission shall be unavailable, by facsimile transmission), at or prior to 10:00 a.m., New York City time, on or prior to the Business Day immediately preceding the Purchase Date.

1.        In accordance with the Fund’s Statement Establishing and Fixing the Rights and Preferences of Series 1 Variable Rate Demand Preferred Shares (“VRDP”) effective [—], 2013 (the “Statement”), the undersigned [Beneficial Owner] or [Agent Member of the Beneficial Owner] delivered to the Tender and Paying Agent on                     ,             a Notice of Tender (the “Notice of Tender”) in connection with an Optional Tender relating to the following VRDP Shares:

VRDP Shares Series	CUSIP Number	Number of VRDP Shares to be Purchased
[—]	[—]

and specifying the following additional information applicable to such Optional Tender and Notice of Tender:

Purchase Date:

The name and DTC Participant No. of the Agent Member tendering on behalf of itself or the Beneficial Owner is:

Name of Agent Member

DTC Participant No. of Agent Member:

Beneficial Owner’s account number:

The person to contact at the Beneficial Owner or its Agent Member and the related contact information are as follows:

Name:

Telephone No:

Email address:

Ex. D-1

2.        The undersigned,             , [Beneficial Owner] [Agent Member of the Beneficial Owner] hereby requests revocation of the following number of VRDP Shares that were the subject of the Notice of Tender:

VRDP Shares Series	CUSIP Number	Number of VRDP Shares hereby requested to be Revoked*
[—]	[—]

3.        The undersigned hereby acknowledges that this Notice of Revocation shall only be effective as a revocation of the Optional Tender of such number of VRDP Shares that are the subject of the Notice of Tender if all of the following conditions are met:

(i) the Remarketing Agent has not entered into an agreement to sell such VRDP Shares; and

(ii) this Notice of Revocation is received by the Tender and Paying Agent by email transmission (or if email transmission shall be unavailable, by facsimile transmission) not later than 10:00 a.m., New York City time, on the Business Day immediately preceding the Purchase Date.

4.        The undersigned hereby acknowledges that this Notice of Revocation is irrevocable.

5.        The undersigned acknowledges that this Notice of Revocation shall be effective to revoke the number of VRDP Shares requested to be revoked hereby only if and to the extent that the Remarketing Agent has so determined the effectiveness of such revocation with respect to such number of VRDP Shares (as evidenced by the Remarketing Agent below) and, to the extent not so effective, the Beneficial Owner (or its Agent Member on its behalf) continues to be obligated to tender such VRDP Shares for purchase for Optional Tender pursuant to and in accordance with the terms and conditions of the Notice of Tender.

6.        Terms used herein and not otherwise defined shall have the meanings given to such terms in the Statement.

Dated:

[Complete applicable signature block below.]

Print name of Beneficial Owner

By:
Name:
Title:

[OR]

*	VRDP Shares may be revoked only in denominations of $100,000 and integral multiples thereof.

Ex. D-2

Print name of Agent Member

By:
Name:
Title:

Extent to which this Notice of Revocation is Effective

The undersigned Remarketing Agent has determined in accordance with the Remarketing procedures set forth in the Statement that the foregoing Notice of Revocation is effective for the following number of VRDP Shares that are the subject of the Notice of Tender:             VRDP Shares.

Citigroup Global Markets Inc.

By:
Name:
Title:

Date:

Ex. D-3

SCHEDULE 1

NOTICE OF REVOCATION DELIVERY INFORMATION FOR THE TENDER AND PAYING AGENT

This Notice of Revocation must be delivered by the Beneficial Owner or its Agent Member to The Bank of New York Mellon (the “Tender and Paying Agent”) by email transmission at the email address listed below or such other email address as the Tender and Paying Agent shall designate, (or if email transmission shall be unavailable, by facsimile transmission to the fax number listed below or such other fax number as the Tender and Paying Agent shall designate) at or prior to 10:00 a.m., New York City time, on the Business Day immediately preceding the Purchase Date:

The Bank of New York Mellon

Corporate Trust Division

Dealing and Trading Group

101 Barclay Street

Floor 7W

New York, New York 10286

Email: NuveenTenders@bnymellon.com

Fax: (212) 815-2830 (only if email transmission is unavailable)

Ex. D-4

K&L Gates LLP

70 W. Madison St.

Suite 3100

Chicago IL, 60602

J. Craig Walker

(312) 807-4321

craig.walker@klgates.com

BY EDGAR

October 26, 2012

Securities and Exchange Commission

Division of Corporation Finance

100 F Street, N.E.

Washington, D.C. 20549

Nuveen Long/Short Commodity Total Return Fund

Ladies and Gentlemen:

On behalf of Nuveen Long/Short Commodity Total Return Fund (the “Fund”) and pursuant to rule 424(b) under the Securities Act of 1933 we are transmitting for electronic filing a definitive copy dated October 25, 2012 of the Fund’s prospectus.

If we may cooperate with you in any way in the processing of this filing, please telephone the undersigned at (312) 807-4321 or David Glatz at (312) 807-4295 with any questions or comments concerning these materials.

Very truly yours,

/s/ J. Craig Walker
J. Craig Walker

Enclosures

Copies to C. Rohrbacher (w/encl.)

                L. Mackey, Jr. (w/encl.)

VARIABLE RATE DEMAND PREFERRED SHARES (VRDP) PURCHASE AGREEMENT

dated as of

[—], 2013

between

THE BANK OF NEW YORK MELLON,

as Tender and Paying Agent

and

DEUTSCHE BANK TRUST COMPANY AMERICAS,

as Liquidity Provider

Nuveen AMT-Free Municipal Income Fund (NEA)

Variable Rate Demand Preferred Shares (“VRDP”)

Series 2

(Relating to the issuance of Series 2 VRDP by the above-named fund in exchange for the outstanding Series 2 Variable Rate Demand Preferred Shares of

Nuveen Premium Income Municipal Opportunity Fund (NPX))

2

(continued)

3

VARIABLE RATE DEMAND PREFERRED SHARES (“VRDP”)

PURCHASE AGREEMENT

VARIABLE RATE DEMAND PREFERRED SHARES (VRDP) PURCHASE AGREEMENT, dated as of [—], 2013,between THE BANK OF NEW YORK MELLON, a New York banking corporation, including its successors and assigns, as tender and paying agent (the “Tender and Paying Agent”) and DEUTSCHE BANK TRUST COMPANY AMERICAS, including its successors and assigns, as liquidity provider (the “Liquidity Provider”).

WHEREAS, Nuveen AMT-Free Municipal Income Fund, a closed-end investment company organized as a Massachusetts business trust (the “Fund”), has authorized the issuance to Holders (as defined below) of its Variable Rate Demand Preferred Shares (VRDP), as set forth on Schedule I hereto, which are subject to this Agreement (the “VRDP Shares”);

WHEREAS, the Fund wishes to enhance the liquidity of the VRDP Shares by providing for the right of Holders and Beneficial Owners (as defined below) to deliver the VRDP Shares pursuant to the Statement (as defined below) and the obligation by the Liquidity Provider to take delivery of the VRDP Shares pursuant to the Transaction Agreements (as defined below);

WHEREAS, pursuant to the terms of the Tender and Paying Agent Agreement (as defined below), the Fund has retained the Tender and Paying Agent to perform certain duties with respect to the VRDP Shares, including entering into and performing its duties under this Agreement (as defined below);

WHEREAS, the original issuance and sale of the VRDP Shares by the Fund is conditioned upon, and subject to, the Purchase Obligation being in effect with respect to the VRDP Shares; and

WHEREAS, the Statement provides that the Fund for the benefit of the Holders and Beneficial Owners of VRDP Shares shall (i) maintain an Agreement providing a Purchase Obligation on an ongoing basis to the extent that the Fund can do so on a commercially reasonable basis, and (ii) provide Holders and Beneficial Owners with advance notice of any termination of the Purchase Obligation;

NOW, THEREFORE, in consideration of the respective agreements contained herein, the parties hereto agree as follows:

ARTICLE I

DEFINITIONS

SECTION 1.01. Definitions.

The following terms, as used herein, have the following meanings:

“Acquired Fund” means Nuveen Premium Income Municipal Opportunity Fund, a closed-end investment company organized as a Massachusetts business trust.

“Affiliate Status Confirmation” means a confirmation, substantially in the form attached to this Agreement as Exhibit E, as to whether the Beneficial Owner or Holder to which it relates is an “affiliate” (as defined in such confirmation) of the Liquidity Provider, to be distributed as provided in the Tender and Paying Agent Agreement and returned as provided in such confirmation.

4

“Agent Member” means a Person with an account at the Securities Depository that holds one or more VRDP Shares through the Securities Depository, directly or indirectly, for a Beneficial Owner and that will be authorized and instructed, directly or indirectly, by a Beneficial Owner to disclose information to the Remarketing Agent and the Tender and Paying Agent with respect to such Beneficial Owner.

“Agreement” means this Variable Rate Demand Preferred VRDP Shares (VRDP) Purchase Agreement, as the same may be amended, restated, supplemented or otherwise modified from time to time in accordance with the terms hereof.

“Alternate VRDP Purchase Agreement” means any agreement with a successor Liquidity Provider replacing this Agreement (or any replacement herefor) upon its termination in accordance with its terms and containing a Purchase Obligation substantially identical to the Purchase Obligation herein, as determined by the Fund.

“Available Commitment” as of any day means, with respect to the VRDP Shares, the sum of the aggregate Liquidation Preference of the VRDP Shares then Outstanding plus all accumulated but unpaid dividends, whether or not earned or declared.

“Beneficial Owner,” means a Person in whose name VRDP Shares are recorded as beneficial owner of such VRDP Shares by the Securities Depository, an Agent Member or other securities intermediary on the records of such Securities Depository, Agent Member or securities intermediary, as the case may be, or such Person’s subrogee, including the Liquidity Provider to the extent it is at any time the Beneficial Owner of VRDP Shares (irrespective of any assignment or transfer by the Liquidity Provider of its voting rights).

“Business Day” means a day (a) other than a day on which commercial banks in The City of New York, New York are required or authorized by law or executive order to close and (b) on which the New York Stock Exchange is not closed.

“Conditional Acceptance” means a conditional acceptance by the Liquidity Provider of an extension of the Scheduled Termination Date.

“Declaration” means the declaration of trust of the Fund, and all amendments thereto, as filed with the Secretary of State of the Commonwealth of Massachusetts.

“Deposit Securities” means, as of any date, any United States dollar-denominated security or other investment of a type described below that either (i) is a demand obligation payable to the holder thereof on any Business Day or (ii) has a maturity date, mandatory redemption date or mandatory payment date, on its face or at the option of the holder, preceding the relevant payment date in respect of which such security or other investment has been deposited or set aside as a Deposit Security:

(1)        cash or any cash equivalent;

(2)        any U.S. Government Security;

(3)        any Municipal Obligation that has a credit rating from at least one NRSRO that is the highest applicable rating generally ascribed by such NRSRO to Municipal Obligations with substantially similar terms as of the date of the Statement (or such rating’s future equivalent), including

5

(A) any such Municipal Obligation that has been pre-refunded by the issuer thereof with the proceeds of such refunding having been irrevocably deposited in trust or escrow for the repayment thereof and (B) any such fixed or variable rate Municipal Obligation that qualifies as an eligible security under Rule 2a-7 under the 1940 Act;

(4)        any investment in any money market fund registered under the 1940 Act that qualifies under Rule 2a-7 under the 1940 Act, or similar investment vehicle described in Rule 12d1-1(b)(2) under the 1940 Act, that invests principally in Municipal Obligations or U.S. Government Securities or any combination thereof; or

(5)         any letter of credit from a bank or other financial institution that has a credit rating from at least one NRSRO that is the highest applicable rating generally ascribed by such NRSRO to bank deposits or short-term debt of similar banks or other financial institutions as of the date of the Statement (or such rating’s future equivalent).

“Dividend Payment Date” except as otherwise provided in the Statement, means the date that is the first Business Day of each calendar month on which dividends on VRDP Shares are paid to Holders.

“Effective Date” means the date of execution of this Agreement.

“Effective Leverage Ratio” has the meaning set forth in the VRDP Fee Agreement.

“Effective Leverage Ratio Cure Period” has the meaning set forth in the VRDP Fee Agreement.

“Electronic Means” means email transmission, facsimile transmission or other similar electronic means of communication providing evidence of transmission (but excluding online communications systems covered by a separate agreement) acceptable to the sending party and the receiving party, in any case if operative as between any two parties, or, if not operative, by telephone (promptly confirmed by any other method set forth in this definition), which, in the case of notices to the Tender and Paying Agent, shall be sent by such means as set forth in Section 7.02 of the Tender and Paying Agent Agreement or as specified in the related notice.

“Exchange Act” means the U.S. Securities Exchange Act of 1934, as amended.

“Extraordinary Corporate Event” means as to the Liquidity Provider, (i) the consolidation, amalgamation with, or merger with or into or the transfer of all or substantially all of the Liquidity Provider’s assets to another entity, or (ii) the dissolution, for any reason, of the Liquidity Provider other than in connection with the consolidation, amalgamation with, or merger with or into another entity or the transfer of all or substantially all of the Liquidity Provider’s assets; provided, however, that with respect to (i) above, an Extraordinary Corporate Event does not include any of the listed occurrences where (x) the surviving entity, or transferee of all or substantially all of the Liquidity Provider’s assets, (a) assumes all of the obligations of the Liquidity Provider under the terms of this Agreement and (b) has short-term debt ratings in one of the two highest rating categories from the Requisite NRSROs or, if applicable, such other short-term debt ratings as may be required for the VRDP Shares to satisfy the eligibility criteria under Rule 2a-7 under the 1940 Act and (y) the Liquidity Provider has provided notice in writing to the Fund confirming the information described in (x) at least 10 days prior to the scheduled date of the applicable listed occurrence in (i) above.

6

“Failed Remarketing Condition” means a Failed Remarketing Condition—Purchased VRDP Shares or a Failed Remarketing Condition—Unpurchased VRDP Shares.

“Failed Remarketing Condition—Purchased VRDP Shares” means the Liquidity Provider acquires and continues to be the beneficial owner for federal income tax purposes of any VRDP Shares in connection with purchases made pursuant to the Purchase Obligation (whether as a result of an unsuccessful Remarketing or a Mandatory Purchase) on any Purchase Date including VRDP Shares the Liquidity Provider continues to be the beneficial owner of for federal income tax purposes after the expiration or termination of the VRDP Purchase Agreement.

“Failed Remarketing Condition—Purchased VRDP Shares Redemption” means redemption by the Fund, at a Redemption Price equal to $100,000 per share plus accumulated but unpaid dividends thereon (whether or not earned or declared) to, but excluding, the date fixed by the Board of Trustees for redemption, of VRDP Shares that the Liquidity Provider shall have acquired pursuant to the Purchase Obligation and continued to be the beneficial owner of for federal income tax purposes for a period of six months during which such VRDP Shares cannot be successfully remarketed (i.e., a Failed Remarketing Condition—Purchased VRDP Shares shall have occurred and be continuing for such period of time with respect to such VRDP Shares), determined by the Fund on a first-in, first-out basis, in accordance with and subject to the provisions of the VRDP Fee Agreement and the Statement.

“Failed Remarketing Condition—Unpurchased VRDP Shares” means that a Beneficial Owner (other than the Liquidity Provider or its affiliates) continues to hold VRDP Shares, that were subject to a valid Tender, after any Purchase Date as a result of the failure by the Liquidity Provider for any reason to purchase such VRDP Shares pursuant to the Purchase Obligation (whether as a result of an unsuccessful Remarketing or a Mandatory Purchase) (“Unpurchased VRDP Shares”), until such time as all Outstanding Unpurchased VRDP Shares are (i) successfully Remarketed, (ii) purchased by the Liquidity Provider pursuant to the Purchase Obligation, or (iii) if not successfully Remarketed or purchased by the Liquidity Provider pursuant to the Purchase Obligation, the subject of a validly tendered Notice of Revocation (or any combination of the foregoing); and any Unpurchased VRDP Shares shall be deemed tendered for Remarketing until the earliest to occur of the foregoing events (i), (ii) or (iii) with respect to such Unpurchased VRDP Shares.

“Final Notice of Purchase” means, in connection with an Optional Tender or a Mandatory Tender, a Notice of Purchase delivered by the Tender and Paying Agent to the Liquidity Provider (or directly to the Liquidity Provider by Beneficial Owners or their Agent Members, in the case of an Optional Tender, or Holders, in the case of a Mandatory Tender, if there is no Tender and Paying Agent or for any reason the Tender and Paying Agent does not perform its obligations) on the Purchase Date indicating the number of VRDP Shares to be purchased on such date pursuant to the Purchase Obligation, or, in connection with a Mandatory Purchase, the Mandatory Purchase Notice delivered by the Fund or the Tender and Paying Agent on behalf of the Fund.

“Fitch” means Fitch, Inc., a Delaware corporation, and its successors.

“Fund” has the meaning set forth in the preamble to this Agreement.

“Fund Insolvency Event” means that the Fund becomes a debtor under Title 11 of the United States Bankruptcy Code or becomes subject to insolvency or liquidation proceedings under any United States federal or state, or any other law.

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“Global VRDP Shares” means the VRDP Shares issued in book-entry form, deposited with the Tender and Paying Agent on behalf of the Securities Depository and registered in the name of a nominee of the Securities Depository.

“Holder” means a Person in whose name a VRDP Share is registered in the registration books of the Fund maintained by the Tender and Paying Agent.

The word “including” means “including without limitation.”

“Information Memorandum” means the proxy statement of the Fund, the Acquired Fund and the other funds specified therein, dated as of [—], 2012, and the information memorandum attached thereto, as amended, revised or supplemented from time to time, including in connection with any Remarketing, if applicable.

“Investment Adviser” means Nuveen Fund Advisors, Inc., or any successor company or entity.

“Liquidation Preference” with respect to a given number of VRDP Shares, means $100,000 times that number.

“Liquidity Provider Ratings Event” means the Liquidity Provider shall fail to maintain at any time short-term debt ratings in one of the two highest ratings categories from the Requisite NRSROs or such other short-term debt ratings as may be required for the VRDP Shares to satisfy the eligibility criteria under Rule 2a-7 under the 1940 Act.

“Liquidity Provider Ratings Event Termination Date” means the date established by the Tender and Paying Agent, acting upon instructions of the Fund pursuant to the Tender and Paying Agent Agreement, for termination of this Agreement upon the occurrence of a Liquidity Provider Ratings Event, which date shall be not less than 16 days nor more than 30 days following such Liquidity Provider Ratings Event.

“Mandatory Purchase” means the mandatory purchase of Outstanding VRDP Shares by the Liquidity Provider pursuant to this Agreement in connection with a Mandatory Purchase Event.

“Mandatory Purchase Date” means the Purchase Date for a Mandatory Purchase in accordance with the Statement and this Agreement.

“Mandatory Purchase Event” means (i) in connection with the termination of this Agreement due to its expiration as of a Scheduled Termination Date, by the fifteenth day prior to any such Scheduled Termination Date, (a) the Liquidity Provider shall not have agreed to an extension or further extension of the Scheduled Termination Date to a date not earlier than 180 days from the Scheduled Termination Date of this Agreement then in effect, and (b) the Fund shall not have obtained and delivered to the Tender and Paying Agent an Alternate VRDP Purchase Agreement with a termination date not earlier than 180 days from the Scheduled Termination Date of this Agreement, or (ii) in connection with the termination of this Agreement due to a Liquidity Provider Ratings Event or Related Party Termination Event, by the fifteenth day prior to the Liquidity Provider Ratings Event Termination Date or Related Party Termination Date, as the case may be, the Fund shall not have obtained and delivered to the Tender and Paying Agent an Alternate VRDP Purchase Agreement with a termination date not earlier than 180 days from the Liquidity Provider Ratings Event Termination

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Date or Related Party Termination Date, as the case may be, of this Agreement. The Mandatory Purchase Event shall be deemed to occur on such fifteenth day prior to any Scheduled Termination Date, Liquidity Provider Ratings Event Termination Date or Related Party Termination Date, as the case may be.

“Mandatory Purchase Notice” means, in connection with the Mandatory Purchase of VRDP Shares, a notice substantially in the form attached to this Agreement as Exhibit B, delivered by the Fund or the Tender and Paying Agent on behalf of the Fund to the Holders and the Liquidity Provider specifying a Mandatory Purchase Date.

“Mandatory Tender,” with respect to a Mandatory Tender Event, means the mandatory tender of all VRDP Shares by Holders for Remarketing or, in the event (i) no Remarketing occurs on or before the Purchase Date or (ii) pursuant to an attempted Remarketing, VRDP Shares remain unsold and the Remarketing Agent does not purchase for its own account the unsold VRDP Shares tendered to the Tender and Paying Agent for Remarketing (provided, that the Remarketing Agent may seek to sell such VRDP Shares in a subsequent Remarketing prior to the Purchase Date), for purchase by the Liquidity Provider at the Purchase Price pursuant to Section 1 of Part II of the Statement and this Agreement.

“Mandatory Tender Event” means (a) each failure by the Fund to make a scheduled payment of dividends on any VRDP Shares on a Dividend Payment Date; (b) the occurrence of a Liquidity Provider Ratings Event (which shall constitute a single Mandatory Tender Event upon the occurrence of such Liquidity Provider Ratings Event, whether or not continuing and whether or not such Liquidity Provider Ratings Event also results in a Mandatory Purchase Event; provided that, a subsequent Liquidity Provider Ratings Event, following restoration of the short-term debt ratings to the requisite level, shall constitute a new Mandatory Tender Event); (c) with the prior written consent of the Liquidity Provider with respect to its classification as a Mandatory Tender Event, each failure by the Fund to pay the Liquidity Provider the applicable fee due in advance under the terms of the VRDP Fee Agreement by seven Business Days prior to the beginning of the month to which such payment relates; (d) the eighth day prior to the scheduled date of the occurrence of an Extraordinary Corporate Event; (e) the Fund shall have obtained and delivered to the Tender and Paying Agent an Alternate VRDP Purchase Agreement by the fifteenth day prior to the Scheduled Termination Date, Liquidity Provider Ratings Event Termination Date or Related Party Termination Date, as the case may be, of this Agreement being replaced; (f) the occurrence of an Optional Early Replacement Event, (g) the Fund shall have provided a Notice of Proposed Special Rate Period in accordance with the Statement; or (h) in the event of a breach by the Fund of its Effective Leverage Ratio covenant with the Liquidity Provider in the VRDP Fee Agreement and the failure to cure such breach within 60 days from the date of such breach (which 60-day period would include the Effective Leverage Ratio Cure Period), to the extent that the Liquidity Provider (in its sole discretion) thereafter provides written notice to the Fund that the failure to timely cure such breach constitutes a Mandatory Tender Event (subject to the Fund curing such breach prior to the delivery date of such notice from the Liquidity Provider).

“Mandatory Tender Notice” means, in connection with the Mandatory Tender of VRDP Shares, a notice, delivered by the Fund or the Tender and Paying Agent on behalf of the Fund to the Holders and the Liquidity Provider specifying a Mandatory Tender Event and Purchase Date, substantially in the form attached to the Remarketing Agreement as Annex II.

“Moody’s” means Moody’s Investors Service, Inc., a Delaware corporation, and its successors.

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“Municipal Obligations” means municipal securities as described in the Information Memorandum.

“1940 Act” means the Investment Company Act of 1940, as amended.

“Notice of Purchase” means, as the context requires, a Preliminary Notice of Purchase or a Final Notice of Purchase, in each case, substantially in the form of Exhibit A hereto.

“Notice of Redemption” means any notice with respect to the redemption of VRDP Shares pursuant to the Statement.

“Notice of Revocation” means, in connection with the revocation by a Beneficial Owner or its Agent Member of its Notice of Tender, a notice, substantially in the form attached to this Agreement as Exhibit D and the Tender and Paying Agent Agreement as Exhibit C, delivered by a Beneficial Owner or its Agent Member to the Tender and Paying Agent indicating an intention to revoke the tender of some or all of the VRDP Shares for sale on a Purchase Date pursuant to the Statement.

“Notice of Tender” means, in connection with an Optional Tender, a notice, substantially in the form attached to this Agreement as Exhibit C and the Tender and Paying Agent Agreement as Exhibit A, delivered by a Beneficial Owner or its Agent Member to the Tender and Paying Agent indicating an intention to tender VRDP Shares for sale on a Purchase Date pursuant to the Statement.

“NRSRO” means a “nationally recognized statistical rating organization” within the meaning of Section 3(a)(62) of the Exchange Act, that is not an “affiliated person” (as defined in Section 2(a)(3) of the 1940 Act) of the Fund or the Liquidity Provider, including, at the date hereof, Moody’s , S&P and Fitch.

“Optional Early Replacement Event” means the Fund shall have obtained and delivered to the Tender and Paying Agent an Alternate VRDP Purchase Agreement and provided notice thereof (which notice also designates an Optional Early Termination Date) to Holders and the Liquidity Provider in accordance with the Tender and Paying Agent Agreement given at any time prior to the 30th calendar day preceding the then-prevailing Scheduled Termination Date. The date of the occurrence of the Optional Early Replacement Event shall be the date of such notice.

“Optional Early Termination Date” means the date established by the Tender and Paying Agent, acting upon instructions of the Fund pursuant to the Tender and Paying Agent Agreement, for termination of this Agreement upon the occurrence of an Optional Early Replacement Event, which date shall be not less than 16 days nor more than 30 days following such Optional Early Replacement Event.

“Optional Tender” means any tender of VRDP Shares by a Beneficial Owner or its Agent Member to the Tender and Paying Agent, other than a Mandatory Tender, for Remarketing or, in the event (i) no Remarketing occurs on or before the Purchase Date, or (ii) pursuant to an attempted Remarketing, VRDP Shares remain unsold and the Remarketing Agent does not purchase for its own account the unsold VRDP Shares tendered to the Tender and Paying Agent for Remarketing (provided that the Remarketing Agent may seek to sell such VRDP Shares in a subsequent Remarketing prior to the Purchase Date), for purchase by the Liquidity Provider pursuant to Section 1 of Part II of the Statement and this Agreement.

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“Outstanding” means, as of any date with respect to VRDP Shares, the number of VRDP Shares theretofore issued by the Fund except, without duplication, (i) any VRDP Shares theretofore cancelled or delivered to the Tender and Paying Agent for cancellation or redemption by the Fund, (ii) any VRDP Shares with respect to which the Fund has given a Notice of Redemption and irrevocably deposited with the Tender and Paying Agent sufficient Deposit Securities to redeem such VRDP Shares, pursuant to Section 10 of Part I of the Statement, (iii) any VRDP Shares as to which the Fund shall be a Beneficial Owner, and (iv) any VRDP Shares represented by any certificate in lieu of which a new certificate has been executed and delivered by the Fund; provided, however, with respect to clause (ii), any such VRDP Share will be deemed to be Outstanding for purposes of this Agreement until redeemed by the Fund.

“Person” means and includes an individual, a partnership, a corporation, a trust, an unincorporated association, a joint venture or other entity or a government or any agency or political subdivision thereof.

“Preliminary Notice of Purchase” means a Notice of Purchase delivered by the Tender and Paying Agent to the Liquidity Provider (or directly to the Liquidity Provider by Beneficial Owners or their Agent Members if there is no Tender and Paying Agent or for any reason the Tender and Paying Agent does not perform its obligations) on the Business Day immediately preceding a Purchase Date indicating the number of VRDP Shares to be purchased on the Purchase Date pursuant to the Purchase Obligation.

“Purchase Date,” with respect to any purchase of VRDP Shares, means (i) in connection with an Optional Tender, the date specified in a Notice of Tender, which date shall be no earlier than the seventh day (or, if such day is not a Business Day, the next succeeding Business Day) following delivery to the Tender and Paying Agent of the Notice of Tender, (ii) in connection with a Mandatory Tender, the date specified in the Mandatory Tender Notice (or, if such day is not a Business Day, the next succeeding Business Day), subject to the immediately succeeding sentence below, or (iii) in connection with a Mandatory Purchase, the Mandatory Purchase Date specified in the Mandatory Purchase Notice (or, if such day is not a Business Day, the next succeeding Business Day). The Purchase Date in respect of a Mandatory Tender Event will be not later than seven days following the date a Mandatory Tender Notice is sent to Holders by Electronic Means; provided, that: (A) the Purchase Date in connection with the failure of the Fund to pay the applicable fee to the Liquidity Provider may not be later than the last Business Day of the month such payment was due; (B) the Purchase Date in connection with the occurrence of an Extraordinary Corporate Event may not be later than the Business Day immediately preceding the occurrence of the Extraordinary Corporate Event (and, if no earlier Purchase Date is specified in a Mandatory Tender Notice with respect to such Extraordinary Corporate Event, the Business Day immediately preceding the occurrence of the Extraordinary Corporate Event will be deemed to be the Purchase Date irrespective of the failure to have given or sent a Mandatory Tender Notice); (C) the Purchase Date in connection with the Fund obtaining an Alternate VRDP Purchase Agreement may not be later than the Business Day immediately preceding the termination of this Agreement; and (D) the Purchase Date in connection with a Notice of Proposed Special Rate Period may not be later than the first day of such proposed Special Rate Period.

“Purchase Obligation” means the unconditional and irrevocable obligation of the Liquidity Provider during the term and pursuant to the terms of this Agreement to purchase Outstanding VRDP Shares on any Purchase Date at the Purchase Price from Beneficial Owners, in the case of any Optional

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Tender, and Holders, in the case of any Mandatory Tender, in each case following delivery of a Final Notice of Purchase with respect to such VRDP Shares, and Holders, in the case of any Mandatory Purchase.

“Purchase Price” means an amount equal to the Liquidation Preference of any VRDP Shares to be purchased on a Purchase Date, plus any accumulated but unpaid dividends thereon (whether or not earned or declared), if any, to but excluding, the relevant Purchase Date.

“Purchased VRDP Shares” means all VRDP Shares purchased by the Liquidity Provider pursuant to Article II of this Agreement, so long as such VRDP Shares are owned by the Liquidity Provider.

“Related Documents” means the Declaration, the Statement, the VRDP Shares, the By-laws, the Remarketing Agreement, the VRDP Fee Agreement and the Tender and Paying Agent Agreement.

“Related Party” means a related party for purposes of Section 267(b) or Section 707(b) of the Code, as such provisions may be amended from time to time.

“Related Party Termination Date” means the effective date of the Related Party Termination Event.

“Related Party Termination Event” means termination of this Agreement by its terms as of the Related Party Termination Date in the event of the Liquidity Provider becoming a Related Party of the Fund other than through the acquisition of VRDP Shares pursuant to the terms of this Agreement.

“Remarketing” means the remarketing of VRDP Shares by the Remarketing Agent on behalf of the Beneficial Owners thereof pursuant to an Optional Tender or on behalf of the Holders thereof pursuant to a Mandatory Tender, as provided in the Remarketing Agreement and the Statement.

“Remarketing Agent” means, with respect to the VRDP Shares, the Person or Persons designated as Remarketing Agent for the VRDP Shares with the prior written consent of the Liquidity Provider (which consent shall not be unreasonably withheld), initially as set forth in Schedule I hereto, and its or their permitted successors and assigns. The Liquidity Provider’s execution of this Agreement shall constitute its consent to the designation of the Remarketing Agent set forth in Schedule I.

“Remarketing Agreement” means the Remarketing Agreement with respect to the VRDP Shares, dated [—], 2013, among the Fund, the Investment Adviser and the Remarketing Agent, as amended, modified or supplemented from time to time.

“Remarketing Notice” means the notice to be provided by the Remarketing Agent to the Tender and Paying Agent and the Liquidity Provider by 2:00 p.m., New York City time, on the Business Day preceding the Purchase Date regarding the number of VRDP Shares that it has successfully and unsuccessfully remarketed for purchase on the Purchase Date.

“Requisite NRSROs” means (i) any two NRSROs that have issued a rating with respect to a security or class of debt obligations of an issuer; or (ii) if only one NRSRO has issued a rating with respect to such security or class of debt obligations of an issuer at the time a purchaser Acquires (as such term is defined in Rule 2a-7 under the 1940 Act) the security, that NRSRO.

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“S&P” means Standard & Poor’s Ratings Services, a division of The McGraw-Hill Companies, Inc., a New York corporation, and its successors.

“Scheduled Termination Date” means [—], or any succeeding date to which the term of this Agreement is extended pursuant to Section 2.03.

“SEC” means the Securities and Exchange Commission.

“Securities Depository” means The Depository Trust Company, New York, New York, and any substitute for or successor to such securities depository that shall maintain a book-entry system with respect to the VRDP Shares.

“Special Rate Period” with respect to the VRDP Shares, has the meaning specified in paragraph (a) of Section 4 of Part I of the Statement.

“Statement” means the Statement Establishing and Fixing the Rights and Preferences of the VRDP Shares.

“Tender” means either an Optional Tender or a Mandatory Tender.

“Tender and Paying Agent” means The Bank of New York Mellon, or with the prior written consent of the Liquidity Provider (which consent shall not be unreasonably withheld), any successor Person, which has entered into an agreement with the Fund to act in such capacity as the Fund’s tender agent, transfer agent, registrar, dividend disbursing agent, paying agent and redemption price disbursing agent and calculation agent in connection with the payment of regularly scheduled dividends with respect to VRDP Shares.

“Tender and Paying Agent Agreement” means the Tender and Paying Agent Agreement, dated as of [—], 2013, between the Fund and the Tender and Paying Agent pursuant to which The Bank of New York Mellon, or any successor, acts as Tender and Paying Agent.

“Termination Event” means a termination of this Agreement (a) on a Scheduled Termination Date, as such date may be extended pursuant to the terms hereof, (b) following written notice provided by the Tender and Paying Agent pursuant to Section 7.06(b) hereof following the occurrence of a Liquidity Provider Ratings Event at any time during the term hereof, (c) on an Optional Early Termination Date or (d) on a Related Party Termination Date.

“Transaction Agreements” means the Related Documents and this Agreement, collectively.

“U.S. Government Securities” means direct obligations of the United States or of its agencies or instrumentalities that are entitled to the full faith and credit of the United States and that, other than United States Treasury Bills, provide for the periodic payment of interest and the full payment of principal at maturity or call for redemption.

“VRDP Fee Agreement” means the Variable Rate Demand Preferred Shares (VRDP) Fee Agreement with respect to the VRDP Shares, dated as of [—], 2013, between the Fund and the Liquidity Provider, as amended, modified or supplemented from time to time, or any similar agreement with a successor Liquidity Provider.

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“VRDP Shares” has the meaning set forth in the preamble to this Agreement.

“written” or “in writing” means any form of written communication, including communication by means of telex, telecopier or electronic mail.

SECTION 1.02. Incorporation of Certain Definitions by Reference.

Each capitalized term used herein and not otherwise defined herein shall have the meaning provided therefor (including by incorporation by reference) in the Statement.

ARTICLE II

PURCHASE OBLIGATION

SECTION 2.01. Commitment to Purchase VRDP Shares.

(a)        The Liquidity Provider agrees, commencing on the Effective Date of this Agreement, to purchase at the Purchase Price any Outstanding VRDP Shares that are properly tendered in accordance with the Statement and this Agreement, including, without limitation to any other provision of this Agreement, on the Purchase Date for a Mandatory Tender in connection with the Fund obtaining an Alternate VRDP Purchase Agreement and the Purchase Date for a Mandatory Purchase Event. The Liquidity Provider agrees that in no event shall amounts paid by it in respect of the Purchase Price be paid from funds or property of the Fund, including, without limitation, any funds derived from funds that the Fund may have on deposit with the Liquidity Provider. The obligation of the Liquidity Provider to purchase VRDP Shares pursuant to this Agreement shall run to the benefit of those beneficiaries identified in Section 7.10 and shall be unconditional and irrevocable in accordance with the provisions hereof, without regard to, without limitation, any failure of the representations, warranties, agreements or performance of the Tender and Paying Agent set forth herein or of the Fund set forth in the VRDP Fee Agreement or the termination of the obligations of the Remarketing Agent under Section 10 of the Remarketing Agreement.

(b)        The obligation of the Liquidity Provider hereunder to purchase VRDP Shares of any Holder or Beneficial Owner on any Purchase Date shall be unconditional upon delivery to the Liquidity Provider of a written Final Notice of Purchase from the Tender and Paying Agent by Electronic Means or, if there is no Tender and Paying Agent or for any reason the Tender and Paying Agent does not perform its obligations hereunder, any Holder or Beneficial Owner, with respect to an election by one or more Beneficial Owners to submit such VRDP Shares for purchase by the Liquidity Provider; provided that, in the case of a Mandatory Purchase, the Final Notice of Purchase shall automatically be deemed given upon the Mandatory Purchase Notice being delivered to the Liquidity Provider in accordance herewith.

(c)        In the case of an Optional Tender or a Mandatory Tender, the Liquidity Provider shall be obligated to purchase only those VRDP Shares subject to a Final Notice of Purchase. In the case of a Mandatory Purchase, the Liquidity Provider shall be obligated to purchase all Outstanding VRDP Shares.

SECTION 2.02. Method of Purchasing.

(a)        Pursuant to an Optional Tender, Beneficial Owners may elect to tender their VRDP Shares (in denominations of $100,000 and integral multiples thereof) for purchase at the

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Purchase Price on the Purchase Date designated in the Notice of Tender (or if such day is not a Business Day, on the next succeeding Business Day). Each Notice of Tender will be irrevocable (except as described below) and effective upon receipt and shall:

(i)        be delivered by a Beneficial Owner, directly or through its Agent Member, by email transmission (or if email transmission shall be unavailable, by facsimile transmission), to the Tender and Paying Agent not later than 2:00 p.m., New York City time, on any Business Day;

(ii)        state the series and the aggregate number of VRDP Shares to be purchased, the CUSIP number of the VRDP Shares to be purchased and the Purchase Date and be in substantially the form of and contain such other information specified in Exhibit C to this Agreement; and

(iii)        state that the tendering Beneficial Owner acknowledges that such Beneficial Owner is required to deliver the VRDP Shares that are the subject of a Notice of Tender (that has not been duly revoked as described below) on or before 2:00 p.m., New York City time, on the Purchase Date.

(b)        Upon receipt of a Notice of Tender, the Tender and Paying Agent will provide a copy to the Liquidity Provider and the Remarketing Agent as promptly as practicable by Electronic Means, but no later than 4:00 p.m., New York City time, on the date of receipt or deemed receipt. Any Notice of Tender that is delivered to the Tender and Paying Agent by a Beneficial Owner or its Agent Member after 2:00 p.m., New York City time, will be deemed to have been received by the Tender and Paying Agent on the next succeeding Business Day, and the Purchase Date will be adjusted such that the Purchase Date will be the Business Day next succeeding the date specified as the Purchase Date in the Notice of Tender. The Tender and Paying Agent’s determination as to whether a Notice of Tender has been properly tendered will be conclusive and binding on a Beneficial Owner and its Agent Member.

(c)        VRDP Shares are subject to Mandatory Tender upon the occurrence of a Mandatory Tender Event.

(i)        Promptly following the occurrence of a Mandatory Tender Event, and in any event within three (3) Business Days thereafter, the Fund, or the Tender and Paying Agent at the direction of the Fund (provided, that the Tender and Paying Agent may require up to two (2) Business Days prior notification by Electronic Means by the Fund), shall provide a Mandatory Tender Notice by Electronic Means to Holders, the Remarketing Agent and the Liquidity Provider, specifying a Purchase Date for all Outstanding VRDP Shares. Any notice given in respect of a Mandatory Tender under the Statement shall be conclusively presumed to have been duly given, whether or not the Holders receive such notice.

(ii)        To the extent permitted by law and under applicable confidentiality restrictions, the Liquidity Provider shall provide (a) written notice of an Extraordinary Corporate Event and (b) the written notice referred to in clause (y) in the definition of an Extraordinary Corporate Event, to the Fund at least 10 days prior to the scheduled date of the occurrence of an Extraordinary Corporate Event or 10 days prior to the applicable listed occurrence in clause (i) of such definition, respectively.

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(iii)        Upon the occurrence of a Mandatory Tender Event, all Outstanding VRDP Shares automatically will be subject to Mandatory Tender and delivered to the Tender and Paying Agent for purchase on the designated Purchase Date by purchasers in the Remarketing in the event of a successful Remarketing or otherwise by the Liquidity Provider, including any VRDP Shares previously tendered pursuant to an Optional Tender for which the Purchase Date has not yet occurred. In the event that VRDP Shares are issued in certificated form and a Holder of VRDP Shares fails to deliver such VRDP Shares to which a Mandatory Tender relates on or prior to the Purchase Date, the Holder of such VRDP Shares will not be entitled to any payment (including any accumulated but unpaid dividends thereon, whether or not earned or declared) other than the Purchase Price of such undelivered VRDP Shares as of the scheduled Purchase Date. Any such undelivered VRDP Shares will be deemed to be delivered to the Tender and Paying Agent, and the Tender and Paying Agent will place stop-transfer orders against the undelivered VRDP Shares. Any moneys held by the Tender and Paying Agent for the purchase of undelivered VRDP Shares shall be held in a separate account by the Tender and Paying Agent, will not be invested, and shall be held for the exclusive benefit of the Holder of such undelivered VRDP Shares. The undelivered VRDP Shares shall be deemed to be no longer Outstanding (except as to entitlement to payment of the Purchase Price), and the Fund will issue to the purchaser replacement VRDP Share certificates in lieu of such undelivered VRDP Shares.

(d)        A Beneficial Owner or its Agent Member that delivered a Notice of Tender in connection with an Optional Tender may deliver in writing by email transmission (or if email transmission shall be unavailable, by facsimile transmission) to the Tender and Paying Agent, not later than 10:00 a.m., New York City time, on or prior to the Business Day immediately preceding the Purchase Date, a notice to the effect that such Beneficial Owner wishes to revoke its election to tender some or all of the VRDP Shares that were specified in such Notice of Tender to be purchased (a “Notice of Revocation”). Any Notice of Revocation delivered to the Tender and Paying Agent shall be promptly delivered by Electronic Means by the Tender and Paying Agent to the Liquidity Provider and the Remarketing Agent by 12:00 noon, New York City time, on the Business Day immediately preceding the relevant Purchase Date. The Remarketing Agent (following receipt of such Notice of Revocation) shall notify the Tender and Paying Agent and the Liquidity Provider of the number of VRDP Shares specified in such Notice of Revocation that are subject to an agreement of sale pursuant to a Remarketing by email transmission or facsimile transmission not later than 2:00 p.m., New York City time, on the Business Day immediately preceding the Purchase Date. The Tender and Paying Agent will deliver such notification to the Beneficial Owner or its Agent Member promptly following receipt from the Remarketing Agent, and in any event by 4:00 p.m., New York City time, on the Business Day immediately preceding the Purchase Date. Any such Notice of Revocation will be effective (without further action on the part of the Beneficial Owner or its Agent Member) as a revocation of the Optional Tender of the number of VRDP Shares specified therein as being sought to be revoked, but (except as set forth below) only if and to the extent that the Remarketing Agent has not entered into an agreement to sell such VRDP Shares. A Notice of Revocation will be effective as to the number of VRDP Shares specified therein as having been revoked less the number of such VRDP Shares in respect of which the Remarketing Agent has so notified the Tender and Paying Agent and the Liquidity Provider that it has entered into an agreement of sale. Notwithstanding the foregoing, tendered VRDP Shares, if any, that remain unsold on the related Purchase Date will be allocated by the Remarketing Agent to each Notice of Revocation received in respect of VRDP Shares tendered for purchase on such Purchase Date and not already satisfied in the chronological order in which each such Notice of Revocation was received by the Tender and Paying Agent, and each such Notice of Revocation will be effective only to the extent of such allocation and availability of unsold VRDP Shares.

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(e)        Pursuant to the Statement, the Fund has agreed in the VRDP Fee Agreement to use its best efforts at all times to engage a Remarketing Agent that is a nationally recognized securities dealer with expertise in remarketing variable-rate securities whose appointment has been consented to in writing by the Liquidity Provider (which consent shall not be unreasonably withheld) to use its best efforts to find purchasers for all VRDP Shares properly tendered pursuant to a Tender. All such VRDP Shares shall be remarketed at the Purchase Price of such VRDP Shares.

(f)        In connection with any attempted Remarketing, all tendered VRDP Shares will be remarketed at the Purchase Price of such VRDP Shares. The calculation of the Purchase Price of the VRDP Shares that are remarketed or purchased by the Liquidity Provider will be made by the Remarketing Agent in advance of such Remarketing or purchase and, together with the details of the aggregate number and Purchase Price of remarketed VRDP Shares and the aggregate number and Purchase Price of VRDP Shares to be purchased by the Liquidity Provider pursuant to the Purchase Obligation, will be communicated by the Remarketing Agent to the Fund, the Liquidity Provider and the Tender and Paying Agent by email transmission or facsimile transmission by 2:00 p.m., New York City time, on the Business Day immediately preceding the Purchase Date, as described below. The proceeds of any sale of any remarketed VRDP Shares by the Remarketing Agent relating to tendered VRDP Shares will be used for the purchase of the remarketed VRDP Shares at the Purchase Price, and the terms of the sale will provide for the wire transfer of such Purchase Price by the Remarketing Agent to be received by the Tender and Paying Agent no later than 11:00 a.m., New York City time, on the related Purchase Date for payment to the Agent Member of the Beneficial Owner, in the case of an Optional Tender, or Holder, in the case of a Mandatory Tender, tendering VRDP Shares for sale through the Securities Depository in immediately available funds against delivery of the tendered VRDP Shares to the Tender and Paying Agent through the Securities Depository, the delivery of such VRDP Shares to the Tender and Paying Agent through the Securities Depository no later than 2:00 p.m., New York City time, on the Purchase Date, and the re-delivery of such VRDP Shares by means of “FREE” delivery through the Securities Depository to the Remarketing Agent for delivery to the purchaser’s Agent Member through the Securities Depository by 3:00 p.m., New York City time, on the relevant Purchase Date.

(g)        By 2:00 p.m., New York City time, on the Business Day immediately preceding each Purchase Date, the Remarketing Agent shall deliver a notice to the Tender and Paying Agent and the Liquidity Provider (a “Remarketing Notice”), by email transmission or facsimile transmission, that sets forth the number of VRDP Shares, if any, that it successfully remarketed for purchase on such Purchase Date and the aggregate Purchase Price of such sold VRDP Shares and the number of VRDP Shares, if any, not successfully remarketed for purchase on such Purchase Date and the aggregate Purchase Price of such unsold VRDP Shares to be paid by the Liquidity Provider. If the Remarketing Notice states that the Remarketing Agent has not successfully remarketed all of the VRDP Shares to be purchased on such Purchase Date, the Tender and Paying Agent shall promptly, and in any event not later than 4:00 p.m., New York City time, on such Business Day, deliver by Electronic Means to the Liquidity Provider (with a copy to the Fund) a Preliminary Notice of Purchase that, subject to delivery of the Final Notice of Purchase on the Purchase Date described below, provides for the purchase by the Liquidity Provider of the number of such VRDP Shares that the Remarketing Agent stated in the Remarketing Notice as not having been successfully remarketed, including the aggregate Purchase Price of such VRDP Shares, as calculated by the Remarketing Agent. If the Remarketing Notice states that the Remarketing Agent has not successfully remarketed all of the VRDP Shares to be purchased on such Purchase Date (or if remarketing proceeds for any tendered VRDP Shares have not been received for any reason by the Tender and Paying Agent by 11:00 a.m., New York City time, on the

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Purchase Date), the Tender and Paying Agent shall deliver by Electronic Means to the Liquidity Provider (with a copy to the Fund) by 12:00 noon, New York City time, on such Purchase Date a Final Notice of Purchase that states the number of VRDP Shares required to be purchased by the Liquidity Provider. For purposes of the Final Notice of Purchase, any tendered VRDP Shares for which remarketing proceeds have not been received for any reason by the Tender and Paying Agent by 11:00 a.m., New York City time, on the Purchase Date, shall be treated as not having been successfully remarketed and shall be required to be purchased by the Liquidity Provider. The payment obligation of the Liquidity Provider shall equal the Purchase Price of the VRDP Shares, stated in the Final Notice of Purchase delivered to the Liquidity Provider, as being required to be purchased by the Liquidity Provider.

(h)        The Liquidity Provider shall, no later than 2:00 p.m., New York City time, on a Purchase Date for any VRDP Shares, wire transfer the aggregate Purchase Price of all VRDP Shares in respect of which Final Notices of Purchase have been delivered to it for purchase of VRDP Shares on such date, as follows: (i) in the case of a Final Notice of Purchase delivered by the Tender and Paying Agent, by wire transfer, in immediately available funds, to the account of the Tender and Paying Agent specified by the Tender and Paying Agent in any such Final Notice of Purchase; and (ii) in the case of a Final Notice of Purchase delivered by a Beneficial Owner or its Agent Member, in the case of an Optional Tender, or by a Holder, in the case of a Mandatory Tender, in the event there is no Tender and Paying Agent or for any reason the Tender and Paying Agent does not perform its obligations under this Agreement and the Liquidity Provider has received a Remarketing Notice that such VRDP Shares have not been the subject of an agreement of sale in a Remarketing and has received written notice from the Fund that there is no Tender and Paying Agent or that the Tender and Paying Agent does not intend to perform its obligations hereunder, by payment against delivery of the VRDP Shares that are the subject of any such Final Notice of Purchase, through means of the Securities Depository in the case of Global VRDP Shares. The Fund is required pursuant to the Statement, in the event there is no Tender and Paying Agent or for any reason the Tender and Paying Agent does not, or in the reasonable judgment by the Fund will not, perform its obligations under the VRDP Purchase Agreement, to (i) upon becoming aware thereof, promptly notify the Liquidity Provider, the Remarketing Agent and Holders by Electronic Means of such event, and (ii) so long as such event is continuing, use its best efforts to direct and request the Remarketing Agent to forward, concurrently with the delivery thereof to the Liquidity Provider or as promptly as practicable thereafter, any Remarketing Notice to each Beneficial Owner or Holder tendering VRDP Shares that are the subject of such notice.

(i)        Upon receipt by the Tender and Paying Agent from the Beneficial Owner or its Agent Member, in the case of an Optional Tender, or from the Holder, in the case of a Mandatory Tender, of tendered VRDP Shares and the payment by the Tender and Paying Agent to such Beneficial Owner or its Agent Member, or such Holder as the case may be, of the Purchase Price therefor on the applicable Purchase Date, the Tender and Paying Agent shall deliver to the Liquidity Provider, by means of “FREE” delivery through the system of the Securities Depository, VRDP Shares in satisfaction of the Liquidity Provider’s Purchase Obligation on such Purchase Date. Any funds paid by the Liquidity Provider and held in the account of the Tender and Paying Agent for the payment of the Purchase Price shall be held in trust for the benefit of the Liquidity Provider until the VRDP Shares are delivered by the tendering Beneficial Owners or their Agent Members, in the case of an Optional Tender, and by the tendering Holder, in the case of a Mandatory Tender, against payment therefor or returned to the Liquidity Provider. Any funds paid by the Remarketing Agent and held in an account of the Tender and Paying Agent for the payment of the Purchase Price in connection with a Remarketing

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shall be held in trust for the benefit of the Remarketing Agent on account of purchasers purchasing in a Remarketing until the VRDP Shares are delivered by the tendering Beneficial Owners or their Agent Members, in the case of an Optional Tender, or by the tendering Holders, in the case of a Mandatory Tender, against payment therefor, or returned to the Remarketing Agent on account of purchasers purchasing in a Remarketing. Upon receipt of VRDP Shares from the tendering Beneficial Owners or their Agent Members, in the case of an Optional Tender, or from the tendering Holders, in the case of a Mandatory Tender, by the Tender and Paying Agent, the Tender and Paying Agent shall pay, subject to receipt of the Purchase Price by the Tender and Paying Agent in the form of remarketing proceeds from the Remarketing Agent, with respect to VRDP Shares remarketed by the Remarketing Agent, or in the form of payment pursuant to the VRDP Purchase Agreement from the Liquidity Provider, with respect to VRDP Shares subject to purchase pursuant to the Purchase Obligation, the Purchase Price for such VRDP Shares to such tendering Beneficial Owner, Agent Member or Holder, as the case may be. In accordance with and subject to the foregoing, the Tender and Paying Agent shall effect any such payment on the applicable Purchase Date.

(j)        Except as otherwise expressly provided for herein, the purchase and delivery of tendered Global VRDP Shares and their Remarketing will be accomplished in accordance with the applicable procedures of the Securities Depository.

(k)        In the event of a Failed Remarketing Condition, of which the Tender and Paying Agent, pursuant to the Tender and Paying Agent Agreement, has received notice by Electronic Means, the Tender and Paying Agent will promptly provide notice of such Failed Remarketing Condition, by Electronic Means, to the Fund and Holders.

(l)        At any time that no Purchase Obligation is in effect (or with respect to a remarketing of VRDP Shares held by the Liquidity Provider as to which any then-effective Purchase Obligation by a successor liquidity provider is inapplicable as provided in the VRDP Fee Agreement), any VRDP Shares unsold in a Remarketing shall be returned to the tendering Beneficial Owners or their Agent Members, or the tendering Holders, as the case may be, by the Tender and Paying Agent.

(m)        VRDP Shares are subject to Mandatory Purchase by the Liquidity Provider upon the occurrence of a Mandatory Purchase Event. Promptly following the occurrence of a Mandatory Purchase Event, and in any event within three (3) Business Days thereafter, the Fund, or the Tender and Paying Agent at the direction of the Fund (provided, that the Tender and Paying Agent may require up to two (2) Business Days prior notification by Electronic Means by the Fund), shall provide a Mandatory Purchase Notice by Electronic Means to Holders and the Liquidity Provider, specifying a Mandatory Purchase Date for all Outstanding VRDP Shares. The Mandatory Purchase Date shall not be later than seven days following the date a Mandatory Purchase Notice is sent to Holders by Electronic Means, and in any event shall be not later than the Business Day immediately preceding the termination of this Agreement. Any notice given in respect of a Mandatory Purchase under the Statement shall be conclusively presumed to have been duly given, whether or not the Holders receive such notice. Upon the occurrence of a Mandatory Purchase Event, all Outstanding VRDP Shares automatically shall be subject to Mandatory Purchase by the Liquidity Provider at the Purchase Price on the Mandatory Purchase Date, including any VRDP Shares tendered pursuant to an Optional Tender or Mandatory Tender for which the Purchase Date has not yet occurred. In the event that VRDP Shares are issued in certificated form and a Holder fails to deliver such VRDP Shares to which a Mandatory Purchase relates, on or prior to the Mandatory Purchase Date, the Holder of such VRDP Shares will not be entitled to any payment (including any accumulated but unpaid dividends thereon, whether or

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not earned or declared) other than the Purchase Price of such undelivered VRDP Shares as of the scheduled Purchase Date. Any such undelivered VRDP Shares will be deemed to be delivered to the Tender and Paying Agent, and the Tender and Paying Agent will place stop-transfer orders against the undelivered VRDP Shares. Any moneys held by the Tender and Paying Agent for the purchase of undelivered VRDP Shares shall be held in a separate account, shall not be invested, and shall be held for the exclusive benefit of the Holder of such undelivered VRDP Shares. The undelivered VRDP Shares shall be deemed to be no longer Outstanding (except as to entitlement to payment of the Purchase Price), and the Fund will issue to the purchaser replacement VRDP Share certificates in lieu of such undelivered VRDP Shares.

(n)        The Liquidity Provider shall not have any responsibility for, or incur any liability in respect of, any losses, claims, damages, liabilities or expenses (including reasonable fees and expenses of counsel) (“Losses”) relating to any act by the Tender and Paying Agent, or any failure to act or to perform any of its obligations, other than Losses arising out of the bad faith, gross negligence or willful misconduct of the Liquidity Provider.

(o)        VRDP Shares purchased by the Liquidity Provider pursuant to this Section 2.02 shall be delivered to the Liquidity Provider or its nominee as specified by the Liquidity Provider.

(p)        If there is no Tender and Paying Agent or for any reason the Tender and Paying Agent does not perform any of its foregoing obligations hereunder on behalf of any Beneficial Owner or Holder, such Beneficial Owner or its Agent Member or Holder may perform any such obligations in place of the Tender and Paying Agent (if any) with respect to the VRDP Shares of such Beneficial Owner or Holder and payments shall be made to the account(s) specified by such Beneficial Owners or Holders.

(q)        In connection with any Special Rate Period designated pursuant to Section 4 of the Statement, the Fund, without the vote or consent of any Holder of VRDP Shares but with prior written consent of the Liquidity Provider, in the Notice of Proposed Special Rate Period relating to the VRDP Shares, as delivered to the Remarketing Agent and the Liquidity Provider, may provide for provisions relating solely to such Special Rate Period that differ from those provided in the Statement, including with respect to the Purchase Obligation, optional tender provisions, mandatory tender provisions, mandatory purchase provisions, the dividend rate setting provisions (including as to the Maximum Rate), and, if the dividend may be determined by reference to an index, formula or other method, the manner in which it will be determined, Special Redemption Provisions or other redemption provisions (other than Section 10(b)(i)(A) of the Statement) and modified or new definitions as specified in the Notice of Proposed Special Rate Period for such Special Rate Period; provided that such provisions do not affect the parity ranking of the VRDP Shares relative to any other series of Preferred Shares of the Fund then outstanding with respect to dividends or distribution of assets upon dissolution, liquidation or winding up of the affairs of the Fund. Any such Special Rate Period, and establishment of any such provisions applicable during such Special Rate Period, must be preceded by a Mandatory Tender as provided in this Agreement.

SECTION 2.03. Extension of Scheduled Termination Date.

Under the VRDP Fee Agreement, the initial Scheduled Termination Date shall automatically be extended until [—], subject to the right of the Fund and the Liquidity Provider, each in its sole discretion, to opt out of such extension by written notice given not less than 90 days prior to such initial Scheduled Termination Date, and, if so extended, this Agreement and the VRDP Fee Agreement shall continue for such additional period on the same terms and conditions.

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If the initial Scheduled Termination Date is not so extended, and in connection with any subsequent extension of the Scheduled Termination Date, the Fund shall have the right, exercisable not more than 120 days nor less than 90 days prior to the Scheduled Termination Date, to request that the Liquidity Provider extend the term of such Scheduled Termination Date for an additional period, which request may be conditioned upon terms and conditions that are different from the terms and conditions of this Agreement and the VRDP Fee Agreement then in effect. Under the VRDP Fee Agreement, the Fund will acknowledge and agree that the Liquidity Provider may grant or deny any request for extension of the Schedule Termination Date in its sole and absolute discretion.

SECTION 2.04. Reduction of Available Commitment.

As of the opening of business on the day following the Liquidity Provider’s receipt of written notice (which the Tender and Paying Agent will provide within two (2) Business Days of receipt of notice from the Fund) of any redemption or other repurchase of VRDP Shares consummated by the Fund, the Available Commitment shall automatically be reduced by the amount applicable to the VRDP Shares so redeemed or otherwise repurchased; and the Available Commitment in respect of such VRDP Shares shall be extinguished and shall not thereafter be revived, except with the prior written consent of the Liquidity Provider.

SECTION 2.05. Claw-Back Provision.

In the event that any dividends or redemption proceeds paid by the Fund on Outstanding VRDP Shares prior to the occurrence of a Fund Insolvency Event are required to be, and are, paid over to the bankruptcy estate of the Fund pursuant to a final, non-appealable judgment of a court of competent jurisdiction arising out of a Fund Insolvency Event, any Beneficial Owner (or former Beneficial Owner) of VRDP Shares that has paid over to the bankruptcy estate of the Fund pursuant to such judgment any dividends or redemption proceeds previously received from the Fund may demand reimbursement from the Liquidity Provider of any amounts so paid. The Liquidity Provider agrees to make such reimbursement payment within three Business Days of receipt of any such demand for payment made in writing and accompanied by evidence reasonably satisfactory to the Liquidity Provider, of payment made to the bankruptcy estate of the Fund by or on behalf of the demanding party. In connection with any reimbursement payment by the Liquidity Provider, the Beneficial Owner (or former Beneficial Owner) of VRDP Shares shall be deemed to have transferred, assigned and conveyed to the Liquidity Provider the right to receive from the Fund and the bankruptcy estate of the Fund any such dividends or redemption proceeds in exchange for the reimbursement payment by the Liquidity Provider, and the Beneficial Owner (or former Beneficial Owner) shall execute, acknowledge and deliver such further conveyances, assignments and other documents as the Liquidity Provider may reasonably request and are reasonably necessary in order to effectuate such assignment. The provisions of this Section 2.05 shall survive any expiration or termination of this Agreement, in respect of any dividends or redemption proceeds paid by the Fund on Outstanding VRDP Shares during the term of this Agreement, and shall be in addition to any other obligation of the Liquidity Provider under this Agreement.

ARTICLE III

REPRESENTATIONS AND WARRANTIES OF THE TENDER AND PAYING AGENT

The representations and warranties set out in this Article III are given hereunder by the Tender and Paying Agent on the date hereof only and are not repeated on any subsequent date.

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SECTION 3.01. Existence; Binding Effect.

The Tender and Paying Agent represents and warrants to the Liquidity Provider that (i) the Tender and Paying Agent is duly organized and is validly existing as a banking corporation under the laws of the State of New York, (ii) it has the corporate power to enter into and perform its obligations under this Agreement and each Related Document to which it is a party and (iii) this Agreement constitutes the legal, valid and binding obligation of the Tender and Paying Agent except as the same may be limited by bankruptcy, insolvency, reorganization, moratorium and similar laws related to or affecting the rights of creditors generally from time to time in effect and by general principles of equity.

ARTICLE IV

REPRESENTATIONS AND WARRANTIES OF THE LIQUIDITY PROVIDER

The representations and warranties set out in this Article IV are given hereunder by the Liquidity Provider on the date hereof only and are not repeated on any subsequent date.

SECTION 4.01. Existence.

The Liquidity Provider is a New York corporation. The Liquidity Provider has all requisite power and authority to execute and deliver, and to perform its obligations under this Agreement, including, without limitation, the Purchase Obligation.

SECTION 4.02. Authorization; Contravention.

The execution, delivery and performance by the Liquidity Provider of this Agreement, including, without limitation, the Purchase Obligation, are within the Liquidity Provider’s powers, have been duly authorized by all necessary action, require no action by or in respect of, or filing with, any governmental body, agency or official and do not violate or contravene, or constitute a default under, any provision of applicable law, charter, ordinance or regulation or of any material agreement, judgment, injunction, order, decree or other instrument binding upon the Liquidity Provider or result in the creation or imposition of any lien or encumbrance on any asset of the Liquidity Provider.

SECTION 4.03. Binding Effect.

This Agreement, including, without limitation, the Purchase Obligation, constitutes a valid and binding agreement of the Liquidity Provider, enforceable in accordance with its terms except as (i) the enforceability thereof may be limited by bankruptcy, insolvency or similar laws affecting creditors’ rights generally and (ii) the availability of equitable remedies may be limited by equitable principles of general applicability, it being understood that the enforceability of indemnification provisions may be subject to limitations imposed under applicable securities laws.

SECTION 4.04. Financial Information.

The Liquidity Provider has provided the Fund with true and accurate copies of the publicly available portions of the Liquidity Provider’s most recent Call Report, and any amendments and supplements thereto. Since the date of the most recent such Call Report, no transaction or event has occurred and no change has occurred in the condition (financial or otherwise) or operations of the Liquidity Provider that would materially and adversely affect its ability to perform its obligations under this Agreement, including, without limitation, the Purchase Obligation.

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SECTION 4.05. Litigation.

Except as disclosed in the Information Memorandum or in a schedule delivered to the Fund prior to the date hereof, no action, suit, proceeding or investigation is pending or (to the best knowledge of the Liquidity Provider) overtly threatened in writing against the Liquidity Provider in any court or before any governmental authority in any way contesting or, if decided adversely, would affect the validity of this Agreement, including, without limitation, the Purchase Obligation.

SECTION 4.06. Consents.

All consents, licenses, approvals, validations and authorizations of, and registrations, validations or declarations by or with, any court or any regulatory, supervisory or governmental agency, bureau or agency required to be obtained in connection with the performance of the Liquidity Provider under this Agreement or the execution, delivery, or the validity or enforceability of this Agreement and the other Related Documents have been obtained and are in full force and effect.

SECTION 4.07. Ranking.

The obligations of the Liquidity Provider hereunder rank pari passu with all other senior unsecured obligations of the Liquidity Provider (other than any such obligations preferred by statute or by operation of law).

ARTICLE V

DUTIES OF THE TENDER AND PAYING AGENT

SECTION 5.01. Duties and Responsibilities.

(a)        The Tender and Paying Agent is acting solely as agent for the Fund hereunder and owes no duties, fiduciary or otherwise, to any other Person by reason of this Agreement, other than to the Liquidity Provider as and to the extent expressly provided for herein.

(b)        The Tender and Paying Agent undertakes to perform such duties and only such duties as are specifically set forth in this Agreement and no implied covenants or obligations shall be read into this Agreement against the Tender and Paying Agent.

(c)        In the absence of gross negligence (and with respect to the handling of funds, in the absence of negligence), willful misconduct or bad faith on its part, the Tender and Paying Agent shall not be liable for any action taken, suffered or omitted or for any error of judgment made by it in the performance of its duties under this Agreement. The Tender and Paying Agent shall not be liable for any error of judgment made in good faith unless and to the extent resulting from its own gross negligence (and with respect to the handling of funds, its own negligence).

SECTION 5.02. Rights of the Tender and Paying Agent.

(a)        The Tender and Paying Agent shall not incur liability for following the instructions herein contained or expressly provided for, or written instructions authorized hereby. The Tender and Paying Agent may conclusively rely and shall be fully protected in acting or refraining from acting upon any communication authorized hereby and upon any written instruction, notice,

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request, direction, consent, report, certificate, share certificate or other instrument, paper or document, in the absence of gross negligence, believed by it to be genuine. The Tender and Paying Agent shall not be liable for acting upon any telephone communication authorized hereby which the Tender and Paying Agent believes in the absence of gross negligence to have been given by the Fund, a Holder, a Beneficial Owner, an Agent Member, the Liquidity Provider or the Remarketing Agent. The Tender and Paying Agent may record telephone communications with the Fund, the Liquidity Provider and the Remarketing Agent in connection with its duties hereunder.

(b)        The Tender and Paying Agent may consult with counsel of its choice and the advice or opinion of such counsel shall be full and complete authorization and protection in respect of any action taken, suffered or omitted by it hereunder in good faith and in reliance thereon.

(c)        The Tender and Paying Agent shall not be required to advance, expend or risk its own funds or otherwise incur or become exposed to financial liability in the performance of its duties hereunder.

(d)        The Tender and Paying Agent may perform its duties and its rights hereunder either directly or by or through agents or attorneys.

(e)        Anything in this Agreement to the contrary notwithstanding, in no event shall the Tender and Paying Agent be liable for special, indirect, punitive or consequential loss or damage of any kind whatsoever (including but not limited to lost profits), even if the Tender and Paying Agent has been advised of the likelihood of such loss or damage and regardless of the form of action.

(f)        The Tender and Paying Agent shall not be obligated to take any legal action hereunder that might, in its judgment, involve any expenses or liability, unless it has been furnished with indemnity reasonably satisfactory to it.

(g)        The Tender and Paying Agent shall not be responsible or liable for any failure or delay in the performance of its obligations under this Agreement arising out of or caused, directly or indirectly, by circumstances beyond its reasonable control, including, without limitation, acts of God; earthquakes; flood; terrorism; wars and other military disturbances; sabotage; epidemics; riots; interruptions; loss or malfunction of utilities, computer (hardware or software) or communication services; accidents; labor disputes; acts of civil or military authority and governmental action. The Tender and Paying Agent shall use commercially reasonable efforts to commence performance of its obligations during any of the foregoing circumstances.

(h)        The Tender and Paying Agent makes no representation as to, and shall have no liability with respect to, the correctness of the recitals in, or the validity (with respect to parties other than the Tender and Paying Agent), accuracy or adequacy of this Agreement (including any schedules hereto), any VRDP Shares, the Statement, any offering material used in connection with the offer and sale of any VRDP Shares or any other agreement or instrument executed in connection with the transactions contemplated herein or in any thereof.

(i)        The permissive right of the Tender and Paying Agent under this Agreement to take or omit to take any action shall not be construed as a duty.

(j)        The Tender and Paying Agent may request that the Liquidity Provider deliver a certificate setting forth the names of individuals and/or titles of officers authorized at such time to take

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specified actions pursuant to this Agreement, which certificate may be signed by any person authorized to sign such a certificate, including any person specified as so authorized in any such certificate previously delivered and not superseded.

(k)        Unless otherwise mutually agreed between the Liquidity Provider and the Tender and Paying Agent, the Tender and Paying Agent shall have no duty to invest any funds deposited with it at any time pursuant to this Agreement and shall be under no duty or obligation to pay any interest or earnings on or with respect to amounts held or deposited hereunder. In the event the Liquidity Provider and the Tender and Paying Agent shall otherwise agree, any interest or earnings on or with respect to any amount held or deposited hereunder shall be remitted to the Fund in accordance with such agreement. The Tender and Paying Agent shall be under no duty or obligation to collateralize or pledge any security therefor, or to segregate any amounts hereunder except as may be required by law; provided, however, that the Tender and Paying Agent shall hold any Purchase Price received from the Liquidity Provider in a separate account in trust for the benefit of the Liquidity Provider pending delivery of such Purchase Price to a Holder or Beneficial Owner or its Agent Member in payment of any VRDP Shares that are the subject of a Tender or Mandatory Purchase.

(l)        The Tender and Paying Agent, in its individual or any other capacity, may become the owner or pledgee of VRDP Shares with the same rights it would have if it were not Tender and Paying Agent.

(m)        Nothing contained herein shall be construed to require the Tender and Paying Agent to advance its own funds to any Holder if sufficient funds have not been deposited with the Tender and Paying Agent by the Fund for the purpose of making payments hereunder.

(n)        The Tender and Paying Agent shall have no duty to examine and shall not be charged with knowledge of the contents of any report, information or document delivered to it hereunder. The Tender and Paying Agent shall have no duty to determine the occurrence or continuance of any event or events that constitute a Liquidity Provider Ratings Event, Mandatory Tender Event, Mandatory Purchase Event or Failed Remarketing Condition or to determine whether any agreement satisfies the requirements of an Alternate VRDP Purchase Agreement.

(o)        The Tender and Paying Agent has no obligation under the terms of this Agreement or otherwise to enforce any rights or exercise any remedies that may be available to any Holder or Beneficial Owner or other Person that arise out of or relate to this Agreement or otherwise.

SECTION 5.03. Tender and Paying Agent’s Disclaimer.

The Tender and Paying Agent makes no representation as to the validity (except with respect to itself) or adequacy of this Agreement or any VRDP Shares issued or to be issued.

SECTION 5.04. Concerning the Securities Depository.

(a)        None of the Liquidity Provider or the Tender and Paying Agent shall have any responsibility or obligation to any Beneficial Owner in a Global VRDP Share, an Agent Member or other Person with respect to the accuracy of the records of the Securities Depository or its nominee or of any Agent Member, with respect to any ownership interest in the Global VRDP Shares or with respect to the delivery to any Agent Member, Beneficial Owner or other Person (other than the

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Securities Depository) of any notice (including any Notice of Redemption) or the payment of any amount, under or with respect to such VRDP Shares. All notices and communications to be given to the Holders and all payments to be made to Holders under the Related Documents shall be given or made only to or upon the order of the registered holders (which shall be the Securities Depository or its nominee in the case of Global VRDP Shares). The rights of Beneficial Owners in the Global VRDP Shares shall be exercised only through the Securities Depository subject to the applicable procedures of the Securities Depository. The Liquidity Provider and the Tender and Paying Agent shall be entitled to rely and shall be fully protected in acting upon information furnished by the Securities Depository with respect to its members, participants and any beneficial owners. The Fund and the Tender and Paying Agent shall be entitled to deal with the Securities Depository, and any nominee thereof that is the registered holder of any Global VRDP Shares for all purposes of the Related Documents relating to such Global VRDP Shares (including the payment of dividends, redemption price, if any, and additional amounts, if any, and the giving of instructions or directions by or to the owner or holder of a beneficial ownership interest in such Global VRDP Shares), as the sole holder of such Global VRDP Shares and shall have no obligations to the Beneficial Owners thereof. None of the Liquidity Provider or the Tender and Paying Agent shall have any responsibility or liability for any acts or omissions of the Securities Depository with respect to such Global VRDP Shares, for the records of the Securities Depository, including records in respect of beneficial ownership interests in respect of any such Global VRDP Shares, for any transactions between the Securities Depository and any Agent Member or between or among the Securities Depository, any such Agent Member and/or any holder or owner of a beneficial interest in such Global VRDP Shares, or for any transfers of beneficial interests in any such Global VRDP Shares.

(b)        The Tender and Paying Agent shall have no obligation or duty to monitor, determine or inquire as to compliance with any restrictions on transfer imposed under the Related Documents or this Agreement or under applicable law with respect to any transfer of any interest in any VRDP Share (including any transfers between or among Agent Members or Beneficial Owners of interests in any Global VRDP Shares), other than to require delivery of such certificates, other documentation or evidence, if any, as are expressly required by, and to do so if and when expressly required by the terms of this Agreement, and to examine the same to determine substantial compliance as to form with the express requirements hereof.

ARTICLE VI

COVENANTS OF THE LIQUIDITY PROVIDER

The Liquidity Provider agrees that, so long as there is any Purchase Obligation hereunder or any amount payable hereunder or under any VRDP Shares remains outstanding:

SECTION 6.01. Fund Insolvency Event.

The Liquidity Provider agrees to perform all of its obligations hereunder, including the obligation to purchase the VRDP Shares in accordance with Article  II herein, notwithstanding a Fund Insolvency Event.

SECTION 6.02. Waiver.

In the event of a termination of this Agreement as a result of a Termination Event, the Liquidity Provider agrees to waive its right with respect to Purchased VRDP Shares to exercise the Purchase

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Obligation provided by any subsequent Liquidity Provider; provided, however, that any Purchased VRDP Shares that are subsequently sold by the Liquidity Provider in a successful Remarketing shall at the time of such sale and thereafter have the full benefit of the Purchase Obligation of any subsequent Liquidity Provider; and, provided, further, that any Purchase Obligation of a subsequent Liquidity Provider with respect to the Purchased VRDP Shares shall be on parity with the Purchase Obligation of such Liquidity Provider with respect to all other Outstanding VRDP Shares.

SECTION 6.03. Notice of Extraordinary Corporate Event.

To the extent permitted by law and under applicable confidentiality restrictions, the Liquidity Provider shall provide (a) written notice of an Extraordinary Corporate Event and (b) the written notice referred to in clause (y) in the definition of an Extraordinary Corporate Event, to the Fund at least 10 days prior to the scheduled date of the occurrence of an Extraordinary Corporate Event or 10 days prior to the scheduled date of the applicable listed occurrence in clause (i) of such definition, respectively.

ARTICLE VII

MISCELLANEOUS

SECTION 7.01. Replacement of the Tender and Paying Agent.

Any resignation or removal of the Tender and Paying Agent shall be effective only upon a replacement Tender and Paying Agent entering into a replacement of this Agreement with the Liquidity Provider.

SECTION 7.02. Notices.

All notices, requests and other communications to the Liquidity Provider shall be in writing (including telecopy, electronic mail or similar writing), except in the case of notices and other communications permitted to be given by telephone, and shall be given to such party at its address or telecopy number or email address set forth below or to such other Person and/or such other address or telecopy number or email address as such party may hereafter specify for the purpose by notice to the other party. All notices, requests, demands and communications to be delivered to the Tender and Paying Agent shall be sent by Electronic Means to the attention of the Tender and Paying Agent at the office of the Tender and Paying Agent as set forth below or to such other Persons and/or such other addresses, telecopy numbers or email addresses as such party may hereafter specify for the purpose of notice to the other party. Each such notice, request or other communication shall be effective (i) if given by mail, 5 days after such communication is deposited in the mail, return receipt requested, addressed as aforesaid, or (ii) if given by any other means, when delivered at the address specified in this Section. The notice address for each party is specified below:

(a)	if to the Liquidity Provider:

DBTCA—Loan Operations

5022 Gate Parkway, Suite 200

Jacksonville, FL 32256

Telephone: (904) 520-5449

Fax: (866) 240-3622

Email: loan.admin-ny@db.com

27

Deutsche Bank

Municipal Capital Markets Group

60 Wall Street, 3rd Floor

New York, NY 10005

Telephone: (212) 250-8257

Fax: (917) 338-4032

Email: svetlana.segal@db.com

Wire Instructions:

Deutsche Bank Trust Co Americas

ABA: 021001033

A/C Name: Commercial Loans Division

A/C No: [—]

Ref: [—]

(b)	if to the Tender and Paying Agent:

The Bank of New York Mellon

Corporate Trust Division

Dealing and Trading Group

101 Barclay Street

Floor 7W

New York, New York 10286

Joseph Denno

Vice President

Tel: (212) 815-2898

Fax: (212) 815-2830

Email: joseph.denno@bnymellon.com

Mike Diep

Vice President

Tel: (212) 815-2834

Fax: (212) 815-2830

Email: mike.diep@bnymellon.com

Christina Sotiriou

Vice President

Tel: (212) 815-2888

Fax: (212) 815-2830

Email: christina.sotiriou@bnymellon.com

Wire Instructions:

The Bank of New York Mellon

New York New York

ABA# 021000018

G/L/A# 111-565

For Further Credit to Account #226893

Ref: mm/dd/yy and Event (e.g.: Purchase Date or Mandatory Tender)

Attn: Joe Denno, Tel: (212) 815-2898

28

Any payments required to be made by either party to the other, or any VRDP Shares required to be delivered by the Tender and Paying Agent to the Liquidity Provider, unless otherwise provided in a Related Document, shall be made in immediately available funds or delivered, by wire transfer, to the account of the applicable party listed under “Wire Instructions.”

SECTION 7.03. No Waivers.

(a)        The rights of the Liquidity Provider hereunder are separate from and in addition to any rights that the Liquidity Provider, as a holder of any VRDP Share, may have under the terms of such VRDP Share or any Related Document or otherwise.

(b)        No failure or delay by the Liquidity Provider in exercising any right, power or privilege hereunder or under the VRDP Shares shall operate as a waiver thereof nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or privilege. No failure or delay by the Liquidity Provider in exercising any right, power or privilege under or in respect of the VRDP Shares or any other Related Document shall affect the rights, powers or privileges of the Liquidity Provider hereunder or shall operate as a limitation or waiver thereof. The rights and remedies herein provided shall be cumulative and not exclusive of any rights or remedies provided by law.

SECTION 7.04. Amendments and Waivers.

Any provision of this Agreement may be amended or waived with the consent of the Fund if, but only if, such amendment or waiver is in writing and is signed by the Tender and Paying Agent and the Liquidity Provider; provided, that no amendment or waiver that affects any preference, right or power of the VRDP Shares or the Holders thereof shall be made except as permitted under the Declaration, including the Statement, and agreed to by the Fund. The provision of Section 7.10 relating to the third-party beneficiary rights of Holders and Beneficial Owners may be amended only with the prior written consent of Holders of 100% of the Outstanding VRDP Shares.

SECTION 7.05. Successors and Assigns.

The provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns. Neither party hereto may assign or otherwise transfer any of its rights or obligations under this Agreement without the prior written consent of the other party and the Fund. Any assignment without such prior written consent shall be void. The obligations of the Liquidity Provider to purchase VRDP Shares pursuant to this Agreement shall run to the benefit of those beneficiaries identified in Section 7.10 and the Purchase Obligation evidenced hereby shall not be transferable except in connection with a transfer of VRDP Shares or any beneficial interest therein, whereupon the Purchase Obligation shall automatically run to the benefit of the transferee.

SECTION 7.06. Term of this Agreement.

(a)        Subject to subsections (b) and (c) below, this Agreement shall terminate on the later of (i) the earlier of (x) the Scheduled Termination Date (as such date may be extended in accordance with Section 2.03 hereof) and (y) the reduction of the Available Commitment of the Liquidity Provider to zero; and (ii) the date of payment of all sums payable by the Liquidity Provider pursuant to this Agreement.

29

(b)        Notwithstanding the foregoing, (i) the Tender and Paying Agent, acting upon instructions of the Fund, may terminate this Agreement prior to the Scheduled Termination Date (as such date may be extended in accordance with Section 2.03 hereof) in accordance with this Section 7.06(b) as of the Liquidity Provider Ratings Event Termination Date specified by notice in writing to the Liquidity Provider following the occurrence of a Liquidity Provider Ratings Event or (ii) this Agreement shall terminate prior to the Scheduled Termination Date (as such date may be extended in accordance with Section 2.03 hereof) as of a Related Party Termination Date upon the occurrence of a Related Party Termination Event or as of an Optional Early Termination Date upon the occurrence of an Optional Early Replacement Event.

(c)        No expiration or termination of this Agreement shall be effective, so long as VRDP Shares are Outstanding, until the completion of a Mandatory Purchase in respect thereof, if then required under the Statement, including the purchase by the Liquidity Provider of any VRDP Shares required to be purchased by it as a result thereof pursuant to this Agreement.

SECTION 7.07. New York Law.

This Agreement shall be construed in accordance with and governed by the laws of the State of New York, without regard to conflicts of laws principles that would require the application of the laws of another jurisdiction.

THE PARTIES HERETO HEREBY SUBMIT TO THE NON-EXCLUSIVE JURISDICTION OF THE FEDERAL AND NEW YORK STATE COURTS LOCATED IN THE CITY OF NEW YORK IN CONNECTION WITH ANY DISPUTE RELATED TO THIS AGREEMENT OR ANY MATTERS CONTEMPLATED HEREBY.

SECTION 7.08. Waiver.

The Tender and Paying Agent and the Liquidity Provider hereby waive trial by jury in any action, proceeding or counterclaim brought by either of the parties hereto against the other on any matters whatsoever arising out of or in any way connected with this Agreement.

SECTION 7.09. Counterparts.

This Agreement may be signed in counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.

SECTION 7.10. Beneficiaries.

This Agreement is not intended and shall not be construed to confer upon any Person other than the parties hereto and their successors and permitted assigns any rights or remedies hereunder, except that the agreement of the Liquidity Provider to purchase VRDP Shares in accordance with the terms and conditions of this Agreement is made for the benefit of the Holders and Beneficial Owners from time to time of the VRDP Shares and shall be directly enforceable by the Holders or Beneficial Owners against the Liquidity Provider.

SECTION 7.11. Entire Agreement.

This Agreement shall constitute the entire agreement and understanding between the parties hereto with respect to the matters set forth herein and shall supersede any and all prior agreements and understandings relating to the subject matter hereof.

30

SECTION 7.12. Regulatory Matters.

Each party hereto acknowledges and agrees that it shall not be a condition precedent to the Purchase Obligation that any seller of VRDP Shares demonstrate or account for any loss.

SECTION 7.13. Severability.

If any clause, provision or section hereof shall be ruled invalid or unenforceable by any court of competent jurisdiction, the invalidity or unenforceability of such clause, provision or section shall not affect any of the remaining clauses, provisions or sections hereof.

SECTION 7.14. Articles and Section Headings.

The Articles and Section headings and the Table of Contents herein are for convenience of reference only, and shall not affect the construction, or limit or otherwise affect the meaning hereof.

SECTION 7.15. Nonpetition Covenant—Liquidity Provider.

Notwithstanding any prior termination of this Agreement, Deutsche Bank Trust Company Americas, solely in its capacity as Liquidity Provider, hereby covenants and agrees that it shall not, prior to the date which is one year and one day after the redemption and the payment in full of the VRDP Shares and all accumulated dividends, petition or otherwise invoke the process of any court or government authority for the purpose of commencing a case against the Fund under any federal or state bankruptcy, insolvency or similar law or appointing a receiver, liquidator, assignee, trustee, custodian, sequestrator or other similar official of the Fund or any substantial part of the property of the Fund; provided, however, that nothing in this provision shall preclude, or be deemed to stop, the Liquidity Provider from taking any action prior to the expiration of the aforementioned one year and one day period in (x) any case or proceeding voluntarily filed or commenced by the Fund, (y) any involuntary insolvency proceeding filed or commenced against the Fund by a Person other than the Liquidity Provider, or (z)  with respect to its rights or preferences as a Beneficial Owner or Holder of VRDP Shares.

SECTION 7.16. Nonpetition Covenant—Tender and Paying Agent.

Notwithstanding any prior termination of this Agreement, The Bank of New York Mellon, solely in its capacity as Tender and Paying Agent, hereby covenants and agrees that it shall not, prior to the date which is one year and one day after the redemption and the payment in full of the VRDP Shares and all accumulated dividends, petition or otherwise invoke process of any court or government authority for the purpose of commencing a case against, the Fund under any federal or state bankruptcy, insolvency or similar law or appointing a receiver, liquidator, assignee, trustee, custodian, sequestrator or other similar official of the Fund or any substantial part of the property of the Fund; provided, however, that nothing in this provision shall preclude, or be deemed to stop, the Tender and Paying Agent from taking any action prior to the expiration of the aforementioned one year and one day period (x) in any case or proceeding voluntarily filed or commenced by the Fund, (y) in any involuntary insolvency proceeding filed or commenced against the Fund by a Person other than the Tender and Paying Agent, or (z) with respect to its rights or preferences as a Beneficial Owner or Holder of VRDP Shares.

31

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized officers as of the day and year first above written.

THE BANK OF NEW YORK MELLON, as Tender and Paying Agent

By:
Name:
Title:

DEUTSCHE BANK TRUST COMPANY AMERICAS

By:
Name:
Title:

By:
Name:
Title:

32

SCHEDULE I

Description of VRDP Shares:	2,190 Nuveen AMT-Free Municipal Income Fund Variable Rate Demand Preferred Shares (VRDP), Series 2, or such other number of shares of such Series as may be Outstanding from time to time

Initial Remarketing Agent:	Citigroup Global Markets Inc.

I-1

EXHIBIT A

To be completed by Tender and Paying Agent only—
Check applicable box:
☐	This is a Preliminary Notice of Purchase
☐	This is a Final Notice of Purchase

NOTICE OF PURCHASE—SERIES 2

[Date]

DBTCA—Loan Operations

5022 Gate Parkway, Suite 200

Jacksonville, FL 32256

Telephone: (904) 520-5449

Fax: (866) 240-3622

Email: loan.admin-ny@db.com

Deutsche Bank

Municipal Capital Markets Group

60 Wall Street, 3rd Floor

New York, NY 10005

Telephone: (212) 250-8257

Fax: (917) 338-4032

Email: svetlana.segal@db.com

NUVEEN AMT-FREE MUNICIPAL INCOME FUND

333 West Wacker Drive

Chicago, Illinois 60606

Re:	Nuveen AMT-Free Municipal Income Fund Variable Rate Demand Preferred Shares (VRDP), Series 2

Dear Ladies and Gentlemen:

Reference is made to the Variable Rate Demand Preferred VRDP Shares (VRDP) Purchase Agreement dated as of [—], 2013 (as heretofore amended, modified or supplemented, the “Agreement”) between THE BANK OF NEW YORK MELLON, as the Tender and Paying Agent, and DEUTSCHE BANK TRUST COMPANY AMERICAS, as the Liquidity Provider. Capitalized terms used herein shall have the meanings given to them in or by reference to the Agreement.

Pursuant to Section 2.01(b) of the Agreement, the undersigned [Tender and Paying Agent] [Beneficial Owner] [Agent Member of a Beneficial Owner] [Holder] hereby notifies you of [number] Series 2 VRDP Shares (CUSIP [—]) to be purchased by you today (the “Purchase Date”) pursuant to Section 2.02 of the Agreement. The aggregate Purchase Price of such VRDP Shares is              dollars ($            ). Of such aggregate Purchase Price,              dollars ($            ) comprises the aggregate liquidation preference of such VRDP Shares and              dollars ($            ) comprises accumulated but unpaid dividends on such VRDP Shares to and including the Purchase Date.

Ex. A-1

The Purchase Price should be provided in immediately available funds to:

[Insert Appropriate Wire Instructions for the Tender and Paying Agent]

[If there is no Tender and Paying Agent or the Tender and Paying Agent does not perform its obligations:]

[Insert Appropriate Wire Instructions]

Very truly yours,

THE BANK OF NEW YORK MELLON, as Tender and Paying Agent

By:
Name:
Title:

[To be executed only if there is no Tender and Paying Agent or the Tender and Paying Agent does not perform its obligations]

In the case of a Beneficial Owner:

By:
Name:
Title:

[Address of Beneficial Owner]

[To be executed only if there is no Tender and Paying Agent or the Tender and Paying Agent does not perform its obligations]

In the case of an Agent Member of a Beneficial Owner:

By:
Name:
Title:

[Address of Agent Member of a Beneficial Owner]

Ex. A-2

[To be executed only if there is no Tender and Paying Agent or the Tender and Paying Agent does not perform its obligations]

In the case of a Holder:

By:
Name:
Title:

[Address of Holder]

Ex. A-3

EXHIBIT B

NUVEEN AMT-FREE MUNICIPAL INCOME FUND (THE “FUND”)

VARIABLE RATE DEMAND PREFERRED SHARES (“VRDP SHARES”)

SERIES 2

CUSIP NO. [—]*

MANDATORY PURCHASE NOTICE—SERIES 2

In accordance with the Fund’s Statement Establishing and Fixing the Rights and Preferences of Variable Rate Demand Preferred Shares (“VRDP”) effective [—], 2013 (the “Statement”), the Fund hereby notifies Holders and the Liquidity Provider of the Mandatory Purchase of the Outstanding VRDP Shares for purchase by the Liquidity Provider on the Mandatory Purchase Date specified below due to the occurrence of the following Mandatory Purchase Event:

The termination of the VRDP Purchase Agreement prior to or on a Scheduled Termination Date where:

(i) at least 15 days prior to any such termination, the Liquidity Provider has not agreed to an extension or further extension of the Scheduled Termination Date to a date not earlier than 364 days from the Scheduled Termination Date of the VRDP Purchase Agreement currently in effect,

(ii) at least 15 days prior to such termination, the Fund has not obtained and delivered to the Tender and Paying Agent an Alternate VRDP Purchase Agreement with a termination date not earlier than 364 days from the Scheduled Termination Date of the VRDP Purchase Agreement; or

(iii) by the fifteenth day prior to a Liquidity Provider Ratings Event Termination Date or Related Party Termination Date, as the case may be, the Fund has not obtained and delivered to the Tender and Paying Agent an Alternate VRDP Purchase Agreement with a termination date not earlier than 364 days from the Liquidity Provider Ratings Event Termination Date or Related Party Termination Date, as the case may be, of the VRDP Purchase Agreement.

The Mandatory Purchase Date for purchase of all Outstanding VRDP Shares by the Liquidity Provider will be             , 20    .

All Outstanding VRDP Shares will be automatically subject to Mandatory Purchase by the Liquidity Provider at the Purchase Price on the Mandatory Purchase Date, including any VRDP Shares tendered pursuant to an Optional Tender or Mandatory Tender for which the Purchase Date has not yet occurred.

Ex. B-1

*	NOTE: Neither the Fund nor the Tender and Paying Agent shall be responsible for the selection or use of the CUSIP Numbers selected, nor is any representation made as to its correctness indicated in any notice or as printed on any VRDP Share certificate. It is included solely as a convenience to VRDP Shareholders.

In the event that VRDP Shares are issued in certificated form and a Holder fails to deliver any VRDP Shares to which the Mandatory Purchase relates, on or prior to the Mandatory Purchase Date, the Holder and Beneficial Owner(s) of such VRDP Shares will not be entitled to any payment (including any accumulated but unpaid dividends thereon, whether or not earned or declared) other than the Purchase Price of such undelivered VRDP Shares as of the scheduled Purchase Date. Any such undelivered VRDP Shares will be deemed to be delivered to the Tender and Paying Agent, and the Tender and Paying Agent will place stop-transfer orders against the undelivered VRDP Shares. Any monies held by the Tender and Paying Agent for the purchase of undelivered VRDP Shares shall be held in a separate account, shall not be invested, and shall be held for the exclusive benefit of the Holder of such undelivered VRDP Shares. The undelivered VRDP Shares shall be deemed to be no longer Outstanding (except as to entitlement to payment of the Purchase Price), and the Fund will issue to the purchaser replacement VRDP Share certificates.

The Final Notice of Purchase to the Liquidity Provider will automatically be deemed given upon the delivery of this Mandatory Purchase Notice to the Liquidity Provider as provided in the VRDP Purchase Agreement.

The Mandatory Purchase Notice shall be conclusively presumed to have been duly given, whether or not the Holders receive this notice.

Terms used herein and not otherwise defined shall have the meanings given to such terms in the Statement.

Dated:

NUVEEN AMT-FREE MUNICIPAL INCOME FUND

By:
Name:
Title:

Ex. B-2

EXHIBIT C

NUVEEN AMT-FREE MUNICIPAL INCOME FUND (THE “FUND”)

VARIABLE RATE DEMAND PREFERRED SHARES (“VRDP SHARES”)

SERIES 2

NOTICE OF TENDER—SERIES 2

Note:	The substance of this notice must be given by the Beneficial Owner or its Agent Member to The Bank of New York Mellon, as Tender and Paying Agent (the “Tender and Paying Agent”), appointed under the Tender and Paying Agent Agreement, dated as of [—], 2013, between Nuveen AMT-Free Municipal Income Fund and the Tender and Paying Agent, in the manner provided in Schedule 1 hereto by email transmission (or if email transmission shall be unavailable, by facsimile transmission) at or prior to 2:00 p.m., New York City time, on any Business Day. Any Notice of Tender delivered after 2:00 p.m., New York City time, will be deemed to have been received by the Tender and Paying Agent on the next succeeding Business Day and the Purchase Date specified in this Notice of Tender will be adjusted such that the Purchase Date shall be the next succeeding Business Day following the Purchase Date specified in this Notice of Tender. The determination of the Tender and Paying Agent as to whether a Notice of Tender has been properly delivered shall be conclusive and binding upon the Beneficial Owner and its Agent Member.

TO: THE BANK OF NEW YORK MELLON, as Tender and Paying Agent

1.        In accordance with the Fund’s Statement Establishing and Fixing the Rights and Preferences of Series 2 Variable Rate Demand Preferred Shares (“VRDP”) effective [—], 2013 (the “Statement”), the undersigned,                             , [Beneficial Owner] [Agent Member of the Beneficial Owner] of the following VRDP Shares:

VRDP Shares Series	CUSIP Number	Number of VRDP Shares to be Purchased[1]
[—]	[—]

hereby notifies you of the election by the Beneficial Owner of the referenced VRDP Shares to tender such VRDP Shares for purchase in the amount set forth above on the Purchase Date specified below, which is a Business Day and a date on which such VRDP Shares are subject to Optional Tender for purchase pursuant to a notice given on the date hereof. Such Purchase Date shall be on any day not less than seven days (or, if such day is not a Business Day, on the next succeeding Business Day) after delivery of this Notice of Tender.

Purchase Date:

The name and DTC Participant No. of the Agent Member tendering on behalf of the Beneficial Owner is:

Name of Agent Member:

DTC Participant No. of Agent Member:

Name of Beneficial Owner:

[1]	VRDP Shares may be tendered only in denominations of $100,000 and integral multiples thereof.

Ex. C-1

Beneficial Owner’s account number:

The person to contact at the Beneficial Owner or its Agent Member and the related contact information are as follows:

Name:

Telephone No:

Email address:

The Beneficial Owner or its Agent Member acknowledges and agrees that the Person or Persons to whom or to whose order the Purchase Price of the tendered VRDP Shares is to be paid is/are the same as identified above.

2.        The undersigned acknowledges the obligation of the tendering Beneficial Owner to deliver the VRDP Shares that are the subject of this Notice of Tender (that has not been duly revoked in accordance with the procedures referenced in Item 5 below) on or before 2:00 p.m., New York City time on the Purchase Date, and, in accordance with such obligation, the undersigned hereby undertakes to deliver or to cause to be delivered the VRDP Shares being sold [directly] or [through an Agent Member] to the Tender and Paying Agent, through the “funds against delivery” procedures of the Securities Depository, no later than 2:00 p.m., New York City time, on the Purchase Date. The undersigned hereby also assigns and transfers and directs the Securities Depository or its nominee or the Tender and Paying Agent to transfer the tendered VRDP Shares to the purchaser in accordance with the procedures described in Part II of the Statement, and otherwise according to the Securities Depository’s procedures, in exchange for the payment of the Purchase Price thereof on the Purchase Date.

3.        The undersigned confirms its agreement that it hereby transfers to the purchaser of the VRDP Shares tendered pursuant to this Notice of Tender the right to receive from the Fund any dividends declared and unpaid for each day prior to the purchaser becoming the Beneficial Owner of the VRDP Shares in exchange for payment of the Purchase Price for such VRDP Share by the purchaser.

4.        The undersigned hereby represents and warrants for the benefit of the Tender and Paying Agent, the Remarketing Agent, the Liquidity Provider and the Fund that the undersigned has full power and authority to tender, exchange, assign and transfer the VRDP Shares to be tendered hereby, and that the transferee will acquire good and unencumbered title thereto, free and clear of all liens, restrictions, charges and encumbrances and not subject to any adverse claim, when the same are tendered.

5.        The undersigned acknowledges that this Notice of Tender is irrevocable and effective upon the receipt by the Tender and Paying Agent, except that a Notice of Revocation to tender any or all of the VRDP Shares specified in this Notice of Tender may be delivered by email transmission (or if email transmission shall be unavailable, by facsimile transmission) to the Tender and Paying Agent, not later than 10:00 a.m., New York City time, on or prior to the Business Day immediately preceding the Purchase Date; provided, that the revocation will be effective only to the extent set forth in the Statement.

Ex. C-2

6.        See Affiliate Status Confirmation below.

7.        Terms used herein and not otherwise defined shall have the meanings given to such terms in the Statement.

Dated:

[Complete applicable signature block below.]

Print name of Beneficial Owner

By:
Name:
Title:

[OR]

Print name of Agent Member

By:
Name:
Title:

Affiliate Status Confirmation

The tendering Beneficial Owner:

         is

         is not

an “affiliate” (as defined below) of the Liquidity Provider.

1.	The term “affiliate” with respect to the Liquidity Provider means:

A.	any company that controls the Liquidity Provider and any other company that is controlled by the company that controls the Liquidity Provider;

B.	a bank subsidiary of the Liquidity Provider;

C.	any company:

i.	that is controlled directly or indirectly, by a trust or otherwise, by or for the benefit of shareholders who beneficially or otherwise control, directly or indirectly, by trust or otherwise, the Liquidity Provider or any company that controls the Liquidity Provider; or

Ex. C-3

ii.	in which a majority of its directors or trustees constitute a majority of the persons holding any such office with the Liquidity Provider or any company that controls the Liquidity Provider;

D. i.	any company, including a real estate investment trust, that is sponsored and advised on a contractual basis by the Liquidity Provider or any subsidiary or affiliate of the Liquidity Provider; or

ii.	any investment company with respect to which the Liquidity Provider or any affiliate thereof is an investment advisor as defined in section 2(a)(20) of the Investment Company Act of 1940; and

E.	any company that the Board of Governors of the Federal Reserve System (“Board”) determines by regulation or order to have a relationship with the Liquidity Provider or any subsidiary or affiliate of the Liquidity Provider, such that covered transactions by the Liquidity Provider or its subsidiary with that company may be affected by the relationship to the detriment of the Liquidity Provider or its subsidiary.

2.	The following shall not be considered to be an affiliate:

A.	any company, other than a bank, that is a subsidiary of the Liquidity Provider, unless a determination is made under paragraph (1)(E) not to exclude such subsidiary company from the definition of affiliate;

B.	any company engaged solely in holding the premises of the Liquidity Provider;

C.	any company engaged solely in conducting a safe deposit business;

D.	any company engaged solely in holding obligations of the United States or its agencies or obligations fully guaranteed by the United States or its agencies as to principal and interest; and

E.	any company where control results from the exercise of rights arising out of a bona fide debt previously contracted, but only for the period of time specifically authorized under applicable State or Federal law or regulation or, in the absence of such law or regulation, for a period of two years from the date of the exercise of such rights or the effective date of this Act, whichever date is later, subject, upon application, to authorization by the Board for good cause shown of extensions of time for not more than one year at a time, but such extensions in the aggregate shall not exceed three years.

3.	A. A company or shareholder shall be deemed to have control over another company if:

i.	such company or shareholder, directly or indirectly, or acting through one or more other persons owns, controls, or has power to vote 25 per centum or more of any class of voting securities of the other company;

ii.	such company or shareholder controls in any manner the election of a majority of the directors or trustees of the other company; or

Ex. C-4

iii.	the Board determines, after notice and opportunity for hearing, that such company or shareholder, directly or indirectly, exercises a controlling influence over the management or policies of the other company.

B.	Notwithstanding any other provision of this section, no company shall be deemed to own or control another company by virtue of its ownership or control of shares in a fiduciary capacity, except as provided in paragraph (1)(C) of this subsection or if the company owning or controlling such shares is a business trust.

4.	The term “subsidiary” with respect to a specified company means a company that is controlled by such specified company;

5.	The term “bank” includes a State bank, national bank, banking association, and trust company.

6.	The term “company” means a corporation, partnership, business trust, association, or similar organization and, unless specifically excluded, the term “company” includes a “member bank” (i.e. the Liquidity Provider) and a “bank”.

7.	The term “covered transaction” means with respect to an affiliate of the Liquidity Provider:

A.	a loan or extension of credit to the affiliate;

B.	a purchase of or an investment in securities issued by the affiliate;

C.	a purchase of assets, including assets subject to an agreement to repurchase, from the affiliate, except such purchase of real and personal property as may be specifically exempted by the Board by order or regulation;

D.	the acceptance of securities issued by the affiliate as collateral security for a loan or extension of credit to any person or company; or

E.	the issuance of a guarantee, acceptance, or letter of credit, including an endorsement or standby letter of credit, on behalf of an affiliate.

8.	The term “securities” means stocks, bonds, debentures, notes, or other similar obligations.

9.	In addition to paragraph (3), a company or shareholder shall be presumed to control any other company if the company or shareholder, directly or indirectly, or acting through one or more other persons, owns or controls 15 percent or more of the equity capital of the other company pursuant to subparagraph (H) or (I) of section 4(k)(4) of the Bank Holding Company Act of 1956 or rules adopted under section 122 of the Gramm-Leach-Bliley Act, if any, unless the company or shareholder provides information acceptable to the Board to rebut this presumption of control.

Ex. C-5

SCHEDULE 1

NOTICE OF TENDER DELIVERY INFORMATION FOR THE TENDER AND PAYING AGENT

This Notice of Tender must be delivered by the Beneficial Owner or its Agent Member to The Bank of New York Mellon (the “Tender and Paying Agent”) by email transmission at the email address listed below or such other email address as the Tender and Paying Agent shall designate, (or if email transmission shall be unavailable, by facsimile transmission to the fax number listed below or such other fax number as the Tender and Paying Agent shall designate) at or prior to 2:00 p.m., New York City time, on any Business Day. If this Notice of Tender is delivered after 2:00 p.m., New York City time, it will be deemed to have been received by the Tender and Paying Agent on the next succeeding Business Day, and the Purchase Date will be adjusted such that the Purchase Date will be the Business Day next succeeding the date specified as the Purchase Date in this Notice of Tender:

The Bank of New York Mellon

Corporate Trust Division

Dealing and Trading Group

101 Barclay Street

Floor 7W

New York, New York 10286

Email: NuveenTenders@bnymellon.com

Fax: (212) 815-2830 (only if email transmission is unavailable)

This Notice of Tender shall not be deemed to be delivered unless and until the Tender and Paying Agent actually receives it by the above-described means.

Ex. C-6

EXHIBIT D

NUVEEN AMT-FREE MUNICIPAL INCOME FUND (THE “FUND”)

VARIABLE RATE DEMAND PREFERRED SHARES (“VRDP SHARES”)—SERIES 2

NOTICE OF REVOCATION—SERIES 2

Note:	The substance of this notice must be given to The Bank of New York Mellon (the “Tender and Paying Agent”), in the manner provided in Schedule 1 hereto by email transmission (or if email transmission shall be unavailable, by facsimile transmission), at or prior to 10:00 a.m., New York City time, on or prior to the Business Day immediately preceding the Purchase Date.

1.        In accordance with the Fund’s Statement Establishing and Fixing the Rights and Preferences of Series 2 Variable Rate Demand Preferred Shares (“VRDP”) effective [—], 2013 (the “Statement”), the undersigned [Beneficial Owner] or [Agent Member of the Beneficial Owner] delivered to the Tender and Paying Agent on             ,             a Notice of Tender (the “Notice of Tender”) in connection with an Optional Tender relating to the following VRDP Shares:

VRDP Shares Series	CUSIP Number	Number of VRDP Shares to be Purchased
[—]	[—]

and specifying the following additional information applicable to such Optional Tender and Notice of Tender:

Purchase Date:

The name and DTC Participant No. of the Agent Member tendering on behalf of itself or the Beneficial Owner is:

Name of Agent Member

DTC Participant No. of Agent Member:

Beneficial Owner’s account number:

The person to contact at the Beneficial Owner or its Agent Member and the related contact information are as follows:

Name:

Telephone No:

Email address:

Ex. D-1

2.        The undersigned,             , [Beneficial Owner] [Agent Member of the Beneficial Owner] hereby requests revocation of the following number of VRDP Shares that were the subject of the Notice of Tender:

VRDP Shares Series	CUSIP Number	Number of VRDP Shares hereby requested to be Revoked*
[—]	[—]

3.        The undersigned hereby acknowledges that this Notice of Revocation shall only be effective as a revocation of the Optional Tender of such number of VRDP Shares that are the subject of the Notice of Tender if all of the following conditions are met:

(i) the Remarketing Agent has not entered into an agreement to sell such VRDP Shares; and

(ii) this Notice of Revocation is received by the Tender and Paying Agent by email transmission (or if email transmission shall be unavailable, by facsimile transmission) not later than 10:00 a.m., New York City time, on the Business Day immediately preceding the Purchase Date.

4.        The undersigned hereby acknowledges that this Notice of Revocation is irrevocable.

5.        The undersigned acknowledges that this Notice of Revocation shall be effective to revoke the number of VRDP Shares requested to be revoked hereby only if and to the extent that the Remarketing Agent has so determined the effectiveness of such revocation with respect to such number of VRDP Shares (as evidenced by the Remarketing Agent below) and, to the extent not so effective, the Beneficial Owner (or its Agent Member on its behalf) continues to be obligated to tender such VRDP Shares for purchase for Optional Tender pursuant to and in accordance with the terms and conditions of the Notice of Tender.

6.        Terms used herein and not otherwise defined shall have the meanings given to such terms in the Statement.

Dated:

[Complete applicable signature block below.]

Print name of Beneficial Owner

By:
Name:
Title:

[OR]

Print name of Agent Member

By:
Name:
Title:

*	VRDP Shares may be revoked only in denominations of $100,000 and integral multiples thereof.

Ex. D-2

Extent to which this Notice of Revocation is Effective

The undersigned Remarketing Agent has determined in accordance with the Remarketing procedures set forth in the Statement that the foregoing Notice of Revocation is effective for the following number of VRDP Shares that are the subject of the Notice of Tender:             VRDP Shares.

Citigroup Global Markets Inc.

By:
Name:
Title:

Date:

Ex. D-3

SCHEDULE 1

NOTICE OF REVOCATION DELIVERY INFORMATION FOR THE TENDER AND

PAYING AGENT

This Notice of Revocation must be delivered by the Beneficial Owner or its Agent Member to The Bank of New York Mellon (the “Tender and Paying Agent”) by email transmission at the email address listed below or such other email address as the Tender and Paying Agent shall designate, (or if email transmission shall be unavailable, by facsimile transmission to the fax number listed below or such other fax number as the Tender and Paying Agent shall designate) at or prior to 10:00 a.m., New York City time, on the Business Day immediately preceding the Purchase Date:

The Bank of New York Mellon

Corporate Trust Division

Dealing and Trading Group

101 Barclay Street

Floor 7W

New York, New York 10286

Email: NuveenTenders@bnymellon.com

Fax: (212) 815-2830 (only if email transmission is unavailable)

Ex. D-4

EXHIBIT E

NUVEEN AMT-FREE MUNICIPAL INCOME FUND (THE “FUND”)

VARIABLE RATE DEMAND PREFERRED SHARES (“VRDP SHARES”)

SERIES 2

AFFILIATE STATUS CONFIRMATION—SERIES 2

Note:	Please deliver this confirmation to The Bank of New York Mellon, as Tender and Paying Agent, in the manner provided in Schedule 1 hereto by Electronic Means prior to the Purchase Date specified in the accompanying notice.

1.         The undersigned is Beneficial Owner of the following VRDP Shares of the Fund as of the date of this submission:

VRDP Shares Series	CUSIP Number	Number of VRDP Shares
[—]	[—]

2.	The Beneficial Owner:

        is

        is not

an “affiliate” (as defined below) of the Liquidity Provider.

I.	The term “affiliate” with respect to the Liquidity Provider means:

A.	any company that controls the Liquidity Provider and any other company that is controlled by the company that controls the Liquidity Provider;

B.	a bank subsidiary of the Liquidity Provider;

C.	any company:

i.	that is controlled directly or indirectly, by a trust or otherwise, by or for the benefit of shareholders who beneficially or otherwise control, directly or indirectly, by trust or otherwise, the Liquidity Provider or any company that controls the Liquidity Provider; or

ii.	in which a majority of its directors or trustees constitute a majority of the persons holding any such office with the Liquidity Provider or any company that controls the Liquidity Provider;

D. i.	any company, including a real estate investment trust, that is sponsored and advised on a contractual basis by the Liquidity Provider or any subsidiary or affiliate of the Liquidity Provider; or

ii.	any investment company with respect to which the Liquidity Provider or any affiliate thereof is an investment advisor as defined in section 2(a)(20) of the Investment Company Act of 1940; and

Ex. E-1

E.	any company that the Board of Governors of the Federal Reserve System (“Board”) determines by regulation or order to have a relationship with the Liquidity Provider or any subsidiary or affiliate of the Liquidity Provider, such that covered transactions by the Liquidity Provider or its subsidiary with that company may be affected by the relationship to the detriment of the Liquidity Provider or its subsidiary.

II.	The following shall not be considered to be an affiliate:

A.	any company, other than a bank, that is a subsidiary of the Liquidity Provider, unless a determination is made under paragraph (1)(E) not to exclude such subsidiary company from the definition of affiliate;

B.	any company engaged solely in holding the premises of the Liquidity Provider;

C.	any company engaged solely in conducting a safe deposit business;

D.	any company engaged solely in holding obligations of the United States or its agencies or obligations fully guaranteed by the United States or its agencies as to principal and interest; and

E.	any company where control results from the exercise of rights arising out of a bona fide debt previously contracted, but only for the period of time specifically authorized under applicable State or Federal law or regulation or, in the absence of such law or regulation, for a period of two years from the date of the exercise of such rights or the effective date of this Act, whichever date is later, subject, upon application, to authorization by the Board for good cause shown of extensions of time for not more than one year at a time, but such extensions in the aggregate shall not exceed three years.

III. A.	A company or shareholder shall be deemed to have control over another company if:

i.	such company or shareholder, directly or indirectly, or acting through one or more other persons owns, controls, or has power to vote 25 per centum or more of any class of voting securities of the other company;

ii.	such company or shareholder controls in any manner the election of a majority of the directors or trustees of the other company; or

iii.	the Board determines, after notice and opportunity for hearing, that such company or shareholder, directly or indirectly, exercises a controlling influence over the management or policies of the other company.

B.	Notwithstanding any other provision of this section, no company shall be deemed to own or control another company by virtue of its ownership or control of shares in a fiduciary capacity, except as provided in paragraph (1)(C) of this subsection or if the company owning or controlling such shares is a business trust.

Ex. E-2

IV.	The term “subsidiary” with respect to a specified company means a company that is controlled by such specified company;

V.	The term “bank” includes a State bank, national bank, banking association, and trust company.

VI.	The term “company” means a corporation, partnership, business trust, association, or similar organization and, unless specifically excluded, the term “company” includes a “member bank” (i.e. the Liquidity Provider) and a “bank”.

VII.	The term “covered transaction” means with respect to an affiliate of the Liquidity Provider:

A.	a loan or extension of credit to the affiliate;

B.	a purchase of or an investment in securities issued by the affiliate;

C.	a purchase of assets, including assets subject to an agreement to repurchase, from the affiliate, except such purchase of real and personal property as may be specifically exempted by the Board by order or regulation;

D.	the acceptance of securities issued by the affiliate as collateral security for a loan or extension of credit to any person or company; or

E.	the issuance of a guarantee, acceptance, or letter of credit, including an endorsement or standby letter of credit, on behalf of an affiliate.

VIII.	The term “securities” means stocks, bonds, debentures, notes, or other similar obligations.

IX.	In addition to paragraph (III), a company or shareholder shall be presumed to control any other company if the company or shareholder, directly or indirectly, or acting through one or more other persons, owns or controls 15 percent or more of the equity capital of the other company pursuant to subparagraph (H) or (I) of section 4(k)(4) of the Bank Holding Company Act of 1956 or rules adopted under section 122 of the Gramm-Leach-Bliley Act, if any, unless the company or shareholder provides information acceptable to the Board to rebut this presumption of control.

3.	Terms used herein and not otherwise defined shall have the meanings given to such terms in the Tender and Paying Agent Agreement between the Fund and the Tender and Paying Agent.

Dated:

Print name of Beneficial Owner

By:
Name:
Title:

Ex. E-3

SCHEDULE 1

AFFILIATE STATUS CONFIRMATION

DELIVERY INFORMATION

Please deliver this confirmation to the Tender and Paying Agent by Electronic Means (including by email transmission or facsimile transmission) at the fax number or email address listed below:

Fax: (212) 815-2830

-OR-

Email: NuveenTenders@bnymellon.com

Ex. E-4

Nuveen Investments

333 West Wacker Drive

Chicago, IL 60606-1286

(800) 257-8787

www.nuveen.com

NPX-VRDP-1112

EVERY SHAREHOLDER’S VOTE IS IMPORTANT

EASY VOTING OPTIONS:

VOTE ON THE INTERNET Log on to: www.proxy-direct.com Follow the on-screen instructions available 24 hours

VOTE BY PHONE Call 1-800-[ ] Follow the recorded instructions available 24 hours

VOTE BY MAIL Vote, sign and date this Proxy Card and return in the postage-paid envelope

VOTE IN PERSON Attend Shareholder Meeting 333 West Wacker Dr. Chicago, IL 60606 on [ ], 2012

Please detach at perforation before mailing.

NUVEEN PREMIER MUNICIPAL OPPORTUNITY FUND, INC. SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON [ ], 2012	PROXY

PREFERRED SHARES

THIS PROXY IS BEING SOLICITED BY THE BOARD OF DIRECTORS. The undersigned shareholder(s) of the Nuveen Premier Municipal Opportunity Fund, Inc., revoking previous proxies, hereby appoints Gifford R. Zimmerman, Kevin J. McCarthy and Kathleen Prudhomme, or any one of them true and lawful attorneys with power of substitution of each, to vote all shares of Nuveen Premier Municipal Opportunity Fund, Inc. which the undersigned is entitled to vote, at the Special Meeting of Shareholders to be held on [                    ], 2012, at [    ]:[     ] [     ].m. Central time, at the offices of Nuveen Investments, 333 West Wacker Drive, Chicago, Illinois, 60606, and at any adjournment thereof as indicated on the reverse side.

In their discretion, the proxy holders named above are authorized to vote upon such other matters as may properly come before the meeting or any adjournment thereof.

Receipt of the Notice of the Special Meeting and the accompanying Proxy Statement is hereby acknowledged. The shares of Nuveen Premier Municipal Opportunity Fund, Inc. represented hereby will be voted as indicated or FOR the proposal if no choice is indicated.

VOTE VIA THE INTERNET: www.proxy-direct.com
VOTE VIA THE TELEPHONE: 1-800-[ ]

Note: Please sign exactly as your name(s) appear(s) on this card. When signing as attorney, executor, administrator, trustee, guardian or as custodian for a minor, please sign your name and give your full title as such. If signing on behalf of a corporation, please sign the full corporate name and your name and indicate your title. If you are a partner signing for a partnership, please sign the partnership name, your name and indicate your title. Joint owners should each sign these instructions. Please sign, date and return.

Signature and Title, if applicable

Signature (if held jointly)

Date	[CFS Doc Code]

EVERY SHAREHOLDER’S VOTE IS IMPORTANT

Important Notice Regarding the Availability of Proxy Materials for the

Nuveen Premier Municipal Opportunity Fund, Inc.

Shareholders Meeting to Be Held on [            ], 2012.

The Proxy Statement and Proxy Card for this meeting are available at: https://www.proxy-direct.com/nuv-

IF YOU VOTE ON THE INTERNET OR BY TELEPHONE,

YOU NEED NOT RETURN THIS PROXY CARD

Please detach at perforation before mailing.

In their discretion, the proxy holders are authorized to vote upon such other matters as may properly come before the meeting or any adjournment thereof.

Properly executed proxies will be voted as specified. If no other specification is made, such shares will be voted “FOR” each proposal.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK. Example:  ¢

1.

To approve an Agreement and Plan of Reorganization pursuant to which Nuveen Premier Municipal Opportunity Fund, Inc. (the “Acquired Fund”) would: (i) transfer substantially all of its assets to the Nuveen AMT-Free Municipal Income Fund (the “Acquiring Fund”) in exchange solely for common shares and preferred shares of the Acquiring Fund, and the Acquiring Fund’s assumption of substantially all of the liabilities of the Acquired Fund; (ii) distribute such shares of the Acquiring Fund to the common shareholders and preferred shareholders of the Acquired Fund (with cash being issued in lieu of fractional common shares); and (iii) liquidate, dissolve and terminate in accordance with applicable law.

		FOR ☐	AGAINST ☐	ABSTAIN ☐

2.	To transact such other business as may properly come before the Special Meeting.

PLEASE SIGN AND DATE ON THE REVERSE SIDE

[CFS Doc Code]